Due to size constraints, this filing is being made in 5 related submissions. This submission is the first of the 5 related submissions.

As filed with the Securities and Exchange Commission on October 5, 2010
Commission File Nos.  333-70472
811-08664

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 88	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 229	[X]

JACKSON NATIONAL SEPARATE ACCOUNT - I
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Thomas J. Meyer, Esq., Senior Vice President, Secretary and General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank J. Julian, Esq., Associate General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on October 11, 2010 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).
If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Fixed and Variable Deferred Annuity contracts

EXPLANATORY NOTE: The Prospectus filed herein for Fifth Third Perspective was most recently filed as one of two separate filings pursuant to Rule 485(b) under the Securities Act of 1933 on April 30, 2010 and effective on May 1, 2010. No sales of the Contract, however,  have occurred since July 2, 2007.

The Prospectus and Statement of Additional Information for Perspective II was filed as one of the two separate filings pursuant to 485(b) under the Securities Act of 1933 referred to above on April 30, 2010 and effective on May 1, 2010 to reflect the changes then made to the prospectus.  Material changes for Perspective II to which this current filing relates are reflected in a post-effective amendment filed on May 21, 2010 pursuant to Rule 485(a) under the Securities Act of 1933.

SEC 2125 (7-09)

PERSPECTIVE II®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

The date of this prospectus is October 11 , 2010, which states the information about the separate account, the Contract, and Jackson National Life Insurance Company (“Jackson®”) you should know before investing.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  It is important that you read the Contract and endorsements, which reflect state or other variations.  This information is meant to help you decide if the Contract will meet your needs.  Please carefully read this prospectus and any related documents and keep everything together for future reference.  Additional information about the separate account can be found in the statement of additional information (“SAI”) dated October 11 , 2010 that is available upon request without charge.  To obtain a copy, contact us at our:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-873-5654
www.jackson.com

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing a Contract, as we reserve the right to prospectively restrict availability of the optional features.   The Contract is available through other Broker Dealers with optional surrender charge schedules and optional features not available under this version.   Broker-dealers selling the Contracts may limit the availability of an optional feature.  Ask your representative about what optional features are or are not offered.  If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability.  In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected.  We reserve the right to limit the number of Contracts that you may purchase.  We also reserve the right to refuse any premium payment.  Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate.  Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Expenses for a Contract with a Contract Enhancement will be higher than those for a Contract without a Contract Enhancement, and in some cases the amount of a Contract Enhancement may be more than offset by those expenses.

We offer other variable annuity products with different product features, benefits and charges.  In some states, you may purchase the Contract through an automated electronic transmission/order ticket verification procedure.  Ask your representative about availability and the details.

The SAI is incorporated by reference into this prospectus, and its table of contents begins on page 344 .  The prospectus and SAI are part of the registration statement that we filed with the Securities and Exchange Commission (“SEC”) about this securities offering.  The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus disclosure.  It is a criminal offense to represent otherwise.  We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Contract makes available for investment fixed and variable options.  The variable options are Investment Divisions of the Separate Account, each of which invests in one of the following funds – all class A shares (the “Funds”):

JNL Series Trust
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/American Funds® Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/BlackRock Commodity Securities Fund (formerly, JNL/Credit Suisse Commodity Securities Fund)
JNL/BlackRock Global Allocation Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian U.S. Growth Equity Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund (formerly JNL/Capital Guardian International Small Cap Fund)
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund (formerly, JNL/Credit Suisse Long/Short Fund)
JNL/Invesco Global Real Estate Fund (formerly, JNL/AIM Global Real Estate Fund)
JNL/Invesco International Growth Fund (formerly, JNL/AIM International Growth Fund)
JNL/Invesco Large Cap Growth Fund (formerly, JNL/AIM Large Cap Growth Fund)
JNL/Invesco Small Cap Growth Fund (formerly, JNL/AIM Small Cap Growth Fund)
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Management 10 x 10 Fund
JNL/Mellon Capital Management Index 5 Fund
JNL/Mellon Capital Management European 30 Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Global Alpha Fund
JNL/Oppenheimer Global Growth Fund
JNL/PAM Asia ex-Japan Fund
JNL/PAM China-India Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/Select Balanced Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund (formerly, JNL/Goldman Sachs Short Duration Bond Fund)
JNL/T. Rowe Price Value Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Disciplined Moderate Fund
JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund

JNL Variable Fund LLC
JNL/Mellon Capital Management DowSM 10 Fund
JNL/Mellon Capital Management S&P® 10 Fund
JNL/Mellon Capital Management Global 15 Fund
JNL/Mellon Capital Management Nasdaq® 25 Fund
JNL/Mellon Capital Management Value Line® 30 Fund
JNL/Mellon Capital Management DowSM Dividend Fund
JNL/Mellon Capital Management S&P® 24 Fund
JNL/Mellon Capital Management S&P® SMid 60 Fund
JNL/Mellon Capital Management NYSE® International 25 Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

Underscored are the Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical.  The Funds are not the same mutual funds that you would buy directly from a retail mutual fund or through your stockbroker.  The prospectuses for the Funds are attached to this prospectus.

TABLE OF CONTENTS
GLOSSARY	1
KEY FACTS	2
FEES AND EXPENSES TABLES	4
Owner Transaction Expenses	4
Periodic Expenses	6
Total Annual Fund Operating Expenses	20
EXAMPLE	23
CONDENSED FINANCIAL INFORMATION	24
THE ANNUITY CONTRACT	24
JACKSON	24
THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT	25
The Fixed Account	25
The GMWB Fixed Account	28
THE SEPARATE ACCOUNT	29
INVESTMENT DIVISIONS	29
JNL Series Trust	30
JNL Variable Fund LLC	39
Voting Privileges	41
Substitution	41
CONTRACT CHARGES	42
Mortality and Expense Risk Charge	42
Annual Contract Maintenance Charge	42
Administration Charge	42
Transfer Charge	42
Withdrawal Charge	42
Earnings Protection Benefit (“EarningsMax”) Charge	44
Contract Enhancement Charge	44
Contract Enhancement Recapture Charge	45
FutureGuard Guaranteed Minimum Income Benefit Charge	42
FutureGuard 6 Guaranteed Minimum Income Benefit Charge	45
Guaranteed Minimum Accumulation Benefit (“GMAB”) Charge	47
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge	46
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge	49
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	49
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge	50
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge	48
5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”) Charge	49
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge	50
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”) Charge	50
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”) Charge	51
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”) Charge	52
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge	53
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge	54
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge	54
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge	55
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge	56
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge	57
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”) Charge	57
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”) Charge	58
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up And Transfer Of Assets (“Jackson Select”) Charge	61
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up And Transfer Of Assets (“Jackson Select With Joint Option”) Charge	62
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge	63
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”) Charge	64
5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”) Charge	62
4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”) Charge	64
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge.	67
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge.	68
Death Benefit Charges	68
Three-Year Withdrawal Charge Period	69
Five-Year Withdrawal Charge Period	71
20% Additional Free Withdrawal Charge	69
Commutation Fee	71
Other Expenses	71
Premium Taxes	72
Income Taxes	72
DISTRIBUTION OF CONTRACTS	72
PURCHASES	73
Minimum Initial Premium	73
Minimum Additional Premiums	73
Maximum Premiums	74
Allocations of Premium	74
Optional Contract Enhancements	75
Capital Protection Program	77
Guaranteed Minimum Accumulation Benefit (“GMAB”)	78
Accumulation Units	81
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	81
Potential Limits and Conditions on Fixed Account Transfers	82
Restrictions on Transfers: Market Timing	82
TELEPHONE AND INTERNET TRANSACTIONS	84
The Basics	84
What You Can Do and How	84
What You Can Do and When	84
How to Cancel a Transaction	84
Our Procedures	84
ACCESS TO YOUR MONEY	86
Waiver of Withdrawal and Recapture Charges for Certain Emergencies	86
Optional Three-Year Withdrawal Charge Period	83
Optional Five-Year Withdrawal Charge Period	87
20% Additional Free Withdrawal	83
Guaranteed Minimum Withdrawal Benefit Considerations	88
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	89
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”)	85
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	94
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	99
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	103
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”)	103
5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”)	107
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”)	113
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”)	121
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”)	128
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”)	135
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”)	142
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”)	150
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”)	158
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”)	168
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”)	179
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”)	188
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”)	197
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”)	208
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up And Transfer Of Assets (“Jackson Select”)	224
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up And Transfer Of Assets (“Jackson Select With Joint Option”)	236
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”)	249
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”)	260
5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”)	267
4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”)	274
Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”).	284
LifeGuard Freedom Flex GMWB	285
LifeGuard Freedom Flex with Joint Option GMWB	296
Systematic Withdrawal Program	284
Suspension of Withdrawals or Transfers	308
INCOME PAYMENTS (THE INCOME PHASE)	308
Variable Income Payments	308
Income Options	309
FutureGuard Guaranteed Minimum Income Benefit	304
FutureGuard 6 Guaranteed Minimum Income Benefit	306
DEATH BENEFIT	314
Basic Death Benefit	315
Earnings Protection Benefit (“EarningsMax”)	315
Optional Death Benefits	316
5% Roll-up Death Benefit	316
6% Roll-up Death Benefit	318
Highest Quarterly Anniversary Value Death Benefit	319
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit	319
Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit	321
LifeGuard Freedom DB	317
LifeGuard Freedom 6 DB	318
LifeGuard Freedom Flex DB	325
Payout Options	335
Pre-Selected Payout Options	336
Special Spousal Continuation Option	336
Death of Owner On or After the Income Date	337
Death of Annuitant	337
TAXES	337
Contract Owner Taxation	337
Tax-Qualified and Non-Qualified Contracts	337
Non-Qualified Contracts – General Taxation	337
Non-Qualified Contracts – Aggregation of Contracts	337
Non-Qualified Contracts – Withdrawals and Income Payments	337
Non-Qualified Contracts – Required Distributions	338
Tax-Qualified Contracts – Withdrawals and Income Payments	338
Withdrawals – Tax-Sheltered Annuities	338
Withdrawals – Roth IRAs	338
Constructive Withdrawals – Investment Adviser Fees	338
Extension of Latest Income Date	339
Death Benefits	339
IRS Approval	339
Assignment	339
Diversification	339
Owner Control	339
Withholding	339
Jackson Taxation	340
OTHER INFORMATION	340
Dollar Cost Averaging	340
Dollar Cost Averaging Plus (DCA+)	340
Earnings Sweep	341
Rebalancing	341
Free Look	341
Advertising	341
Restrictions Under the Texas Optional Retirement Program (ORP)	342
Modification of Your Contract	342
Legal Proceedings	342
PRIVACY POLICY	342
Collection of Nonpublic Personal Information	342
Disclosure of Current and Former Customer Nonpublic Personal Information	342
Security to Protect the Confidentiality of Nonpublic Personal Information	343
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	344
APPENDIX A (Trademarks, Services Marks, and Related Disclosures)	A- 1
APPENDIX B (Contract Enhancement Recapture Charge Prospectus Examples)	B- 1
APPENDIX C (Broker-Dealer Support)	C- 1
APPENDIX D (GMAB Prospectus Examples)	D- 1
APPENDIX E (GMWB Prospectus Examples)	E- 1
APPENDIX F (GMWB Prospectus Examples for LifeGuard Freedom Flex GMWB, LifeGuard Freedom Flex With Joint Option GMWB, Jackson Select and Jackson Select With Joint Option)	F- 1
APPENDIX G (Transfer of Assets Methodology)	G -1
APPENDIX H (FutureGuard 6 GMIB Prospectus Examples)	H -1
APPENDIX I (Accumulation Unit Values)	I - 1

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning.  In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for this Contract are based.  The Contract allows for the naming of joint Annuitants.  Any reference to the Annuitant includes any joint Annuitant.

Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner's death.  The Contract allows for the naming of multiple Beneficiaries.

Completed Year – the succeeding twelve months from the date on which we receive a premium payment.  Completed Years specify the years from the date of receipt of the premium and does not refer to Contract Years.  If the premium receipt date is on the Issue Date of the Contract then Completed Year 0-1 does not include the first Contract Anniversary.  The first Contract Anniversary begins Completed Year 1-2 and each successive Completed Year begins with the Contract Anniversary of the preceding Contract Year and ends the day before the next Contract Anniversary.

If the premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years.  For example, if the Issue Date is January 15, 2010 and a premium payment is received on February 28, 2010 then, although the first Contract Anniversary is January 15, 2011, Completed Year 0-1 for that premium payment would begin on February 28, 2010 and end on February 27, 2011.  Completed Year 1-2 for that premium payment would begin on February 28, 2011.

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract's Issue Date.

Contract Enhancement – a credit that we will make to your Contract Value at the end of any business day in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement) during which we receive a premium payment.  The Contract Enhancement endorsements available are the 2% Contract Enhancement endorsement, 3% Contract Enhancement endorsement, 4% Contract Enhancement endorsement, or 5% Contract Enhancement endorsement.  The actual Contract Enhancement percentage applied to the premium payment varies, depending upon which Contract Enhancement you have elected and the Contract Year in which you make your payment.

Contract Month – the period of time between consecutive monthly anniversaries of the Contract's Issue Date.

Contract Monthly Anniversary – each one-month anniversary of the Contract's Issue Date.

Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract's Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract's Issue Date.

Contract Value – the sum of the allocations between the Contract's Investment Divisions, Fixed Account and Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.

Contract Year – the succeeding twelve months from a Contract's Issue Date and every anniversary.  The first Contract Year (Contract Year 0-1) starts on the Contract's Issue Date and extends to, but does not include, the first Contract Anniversary.  Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 2010, then the end of Contract Year 0-1 would be January 14, 2011, and January 15, 2011, which is the first Contract Anniversary, begins Contract Year 1-2.

Excess Interest Adjustment – an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the period.

Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period.  The Fixed Account consists of Fixed Account Options and the Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account.

Fixed Account Contract Value – the sum of the allocations between the Contract's Fixed Account Options and the Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account.

Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account and the GMWB Fixed Account, which are available to our creditors.

GLOSSARY
Good Order – when our administrative requirements are met for any requested action or change, including that we have received sufficient supporting documentation.

Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account – part of our Fixed Account within the General Account to which, if you elect the GMAB, a certain percentage of Contract Value is required to be allocated for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period.  The Contract Value allocated to the GMAB Fixed Account will earn a stated rate of return over the Guarantee Period subject to certain possible adjustments.

Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account – part of our General Account to and from which, if you elect a GMWB containing a Transfer of Assets provision (the LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB and Jackson Select with Joint Option GMWB contain a Transfer of Assets provision), automatic transfers of your Contract Value may be required according to non-discretionary formulas.  The Contract Value allocated to the GMWB Fixed Account will earn a stated rate of return over a specified period.

GMWB Fixed Account Contract Value – the sum of the allocation s to the Contract's GMWB Fixed Account.

Income Date – the date on which you begin receiving annuity payments.

Issue Date – the date your Contract is issued.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract's value, each of which exclusively invests in a different available Fund.  The Investment Divisions are called variable because the return on investment is not guaranteed.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company.  (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract.  Usually, but not always, the Owner is the Annuitant.  The Contract allows for the naming of joint Owners.  (We do not capitalize “you” or “your” in the prospectus.)  Any reference to the Owner includes any joint Owner.

Separate Account – Jackson National Separate Account – I.  The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

Separate Account Contract Value – the sum of the allocations between the Contract's Investment Divisions.

KEY FACTS

The immediately following two sections briefly introduce the Contract (and its benefits and features) and its costs; however, please carefully read the whole prospectus and any related documents before purchasing the Contract to be sure that it will meet your needs.

Allocation Options
The Contract makes available Investment Divisions and a Fixed Account for allocation of your premium payments and Contract Value.  In addition, if you elect a GMWB containing a Transfer of Assets provision, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account.  For more information about the fixed accounts, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25 .  For more information about the Investment Divisions, please see “INVESTMENT DIVISIONS” beginning on page 29 .

Investment Purpose
The Contract is intended to help you save for retirement or another long-term investment purpose.  The Contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan.  Qualified plans confer their own tax deferral.  For more information, please see “TAXES” beginning on page 337 .

Free Look
If you change your mind about having purchased the Contract, you may return it without penalty.  There are conditions and limitations, including time limitations, depending on where you live.  For more information, please see “Free Look” beginning on page 341 .  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Purchases
There are minimum and maximum premium requirements.  You may elect to receive a credit to your Contract Value at the end of any business day in the first seven Contract Years (five Contract years for the 2% Contract Enhancement) during which we receive a premium payment, subject to fees, conditions and limitations.  The Contract also has two premium protection options, namely the Capital Protection Program and the Guaranteed Minimum Accumulation Benefit (GMAB), respectively.  If the GMAB is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the GMAB is in effect.  For more information about both options, please see “PURCHASES” beginning on page 73 .

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers.  The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections.  The representative assisting you will advise you whether an optional benefit is available and of any variations.

Withdrawals
Before the Income Date, there are a number of ways to access your Contract Value, generally subject to a charge or adjustment, particularly during the early Contract Years.  There are also a number of optional withdrawal benefits available.  The Contract has a free withdrawal provision and waives the charges and adjustments in the event of some unforeseen emergencies.  For more information, please see “ACCESS TO YOUR MONEY” beginning on page 86 .

Income Payments	There are a number of income options available, including an optional, guaranteed minimum income benefit. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 308 .

Death Benefit
The Contract has a death benefit that becomes payable if you die before the Income Date.  There are also a number of optional death benefits available.  For more information, please see “DEATH BENEFIT” beginning on page 314 .

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering the Contract.  The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract or transfer cash value between investment options.

Owner Transaction Expenses

Front-end Sales Load	None

Maximum Withdrawal Charge 1
Percentage of premium withdrawn, if applicable	8.5%

Maximum Contract Enhancement Recapture Charge 2
Percentage of the corresponding first year premiums withdrawn with a Contract Enhancement	4.5%

Maximum Premium Taxes 3
Percentage of each premium	3.5%

Commutation Fee:  Upon a total withdrawal after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and Beneficiary elects a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•   (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•   (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Transfer Charge 4
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge 5	$22.50

1
There may be a withdrawal charge on these withdrawals of Contract Value:  withdrawals in excess of the free withdrawal amounts; withdrawals under a tax-qualified Contract that exceed the required minimum distributions of the Internal Revenue Code; withdrawals in excess of the free withdrawal amount to meet the required minimum distributions of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distributions of a Roth IRA annuity; a total withdrawal; and withdrawals on an Income Date that is within one year of the Issue Date.  The withdrawal charge is a schedule lasting seven Completed Years, and there are two optional withdrawal charge schedules (that are shorter) available (state variations may apply) :

    Withdrawal Charge (as a percentage of premium payments)
Completed Years Since Receipt Of Premium
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Base Schedule	8.5%	7.5%	6.5%	5.5%	5%	4%	2%	0
Five-year Schedule	8%	7%	6%	4%	2%	0	0	0
Three-year Schedule	7.5%	6.5%	5%	0	0	0	0	0

For Contracts purchased before October 11, 2010

Withdrawal Charge (as a percentage of premium payments)
Completed Years Since Receipt Of Premium
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Base Schedule	8.5%	8%	7%	6%	5%	4%	2%	0

2
Contract Enhancements (C.E.) are subject to recapture charges in addition to asset-based charges for specified periods.  If you select an optional Contract Enhancement, there is a recapture charge on withdrawals when: the Contract is returned during the free look period; withdrawals are in excess of the free withdrawal amounts; withdrawals exceed the required minimum distributions of the Internal Revenue Code; there is a total withdrawal; and there is a total withdrawal due to annuitizing the Contract and the corresponding Income Date is within the recapture charge schedule.  The percentage amount of the recapture charge depends upon (i) the corresponding declining amount of the Contract Enhancement based on the Contract Year when the premium payment being withdrawn was received and (ii) when the charge is imposed based on the Completed Years since the receipt of the related premium.  The percentage amounts of the recapture charges are as follows:

Contract Enhancement Recapture Charge (as a percentage of the corresponding premium payment withdrawn if an optional Contract Enhancement is selected)

2% Contract Enhancement

Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	2%	2%	1.25%	1.25%	0.50%	0%	0%	0%
1-2	2%	1.25%	1.25%	0.50%	0%	0%	0%	0%
2-3	1.25%	1.25%	0.50%	0%	0%	0%	0%	0%
3-4	1.25%	0.50%	0%	0%	0%	0%	0%	0%
4-5	0.50%	0%	0%	0%	0%	0%	0%	0%
5-6	0%	0%	0%	0%	0%	0%	0%	0%
6-7	0%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

3% Contract Enhancement

Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	3%	3%	2%	2%	2%	1%	1%	0%
1-2	3%	2%	2%	2%	1%	1%	0%	0%
2-3	2%	2%	1.25%	1%	1%	0%	0%	0%
3-4	2%	2%	1%	1%	0%	0%	0%	0%
4-5	2%	1%	1%	0%	0%	0%	0%	0%
5-6	1%	1%	0%	0%	0%	0%	0%	0%
6-7	1%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

4% Contract Enhancement

Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	4%	4%	2.50%	2.50%	2.50%	1.25%	1.25%	0%
1-2	4%	2.50%	2.50%	2.50%	1.25%	1.25%	0%	0%
2-3	2.50%	2.50%	2%	1.25%	1.25%	0%	0%	0%
3-4	2.50%	2.50%	1.25%	1.25%	0%	0%	0%	0%
4-5	2.50%	1.25%	1.25%	0%	0%	0%	0%	0%
5-6	1.25%	1.25%	0%	0%	0%	0%	0%	0%
6-7	1.25%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

5% Contract Enhancement

Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	4.50%	3.75%	3.25%	2.75%	2%	1.25%	1%	0%
1-2	3.75%	3.25%	2.75%	2%	1.25%	1%	0%	0%
2-3	3.25%	2.75%	2%	1.25%	1%	0%	0%	0%
3-4	2.75%	2%	1.25%	1%	0%	0%	0%	0%
4-5	2%	1.25%	1%	0%	0%	0%	0%	0%
5-6	1.25%	1%	0%	0%	0%	0%	0%	0%
6-7	1%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

For Contracts purchased before May 1, 2010

Contract Enhancement Recapture Charge (as a percentage of the corresponding first year premium payment withdrawn if an optional Contract Enhancement is selected)
		Completed Years Since Receipt Of Premium
		0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
	2% C.E.	2%	2%	1.25%	1.25%	0.5%	0	0	0
	3% C.E.	3%	3%	2%	2%	2%	1%	1%	0
	4% C.E.	4%	4%	2.5%	2.5%	2.5%	1.25%	1.25%	0
	5% C.E.	4.5%	3.75%	3.25%	2.75%	2%	1.25%	1%	0

Please note that if you return your Contract during the free look period, the entire amount of any Contract Enhancement will be recaptured.
For more information about recapture charges, please see “Contract Enhancement Recapture Charge” under “Contract Charges”, beginning on page 45 .

3	Premium taxes generally range from 0 to 3.5% and vary by state.
4	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.
5	For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge 6		$35

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions		1.25%

Mortality And Expense Risk Charge 7	1.10%

Administration Charge 8	0.15%

Total Separate Account Annual Expenses for Base Contract		1.25%

Optional Endorsements - A variety of optional endorsements to the Contract are available. Please see the footnotes for additional information on the various optional endorsement charges.

The following optional endorsement charges are based on average daily net asset value. You may select one from each grouping below9:

Earnings Protection Benefit Maximum Annual Charge (“EarningsMax®”) 10	0.45%

5% Contract Enhancement Maximum Annual Charge 11	0.695%
4% Contract Enhancement Maximum Annual Charge 11	0.56%
3% Contract Enhancement Maximum Annual Charge 11	0.42%
2% Contract Enhancement Maximum Annual Charge 12	0.395%

Five-year Withdrawal Schedule Maximum Annual Charge	0.30%
Three-year Withdrawal Schedule Maximum Annual Charge (no longer offered as of May 1, 2006)	0.45%

20% Additional Free Withdrawal Maximum Annual Charge	0.30%

The following optional death benefit endorsement charges are based on either average daily net asset value or on a benefit base and are indicated as such.  Please see the footnotes for additional information on the various optional death benefit endorsement charges.  You may select one of the available benefits listed below9:

Average Daily Net Asset Value Based Charges
4% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2007) 13	0.50%
Highest Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of October 6, 2008) 14	0.40%
Combination 5% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of October 6, 2008) 15	0.80%
Combination 4% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2007) 16	0.60%

Benefit Based Charges
5% Roll-up Death Benefit Maximum Annual Charge 17	1.20%
6% Roll-up Death Benefit Maximum Annual Charge 18	1.60%
Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge 19	0.60%
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge 20	1.40%
Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge 21	1.80%
LifeGuard Freedom DBSM Maximum Annual Charge (no longer offered as of September 28, 2009) 22	0.60%
LifeGuard Freedom 6 DBSM Maximum Annual Charge (no longer offered as of October 11, 2010) (only available if the LifeGuard Freedom 6 GMWB is also selected) 23	0.60%
LifeGuard Freedom Flex DB SM Maximum Annual Charge (only available with a specified combination of Options for the LifeGuard Freedom Flex GMWB) 24	0.72%

The following optional endorsement charges are benefit based.  Please see the footnotes for additional information on the various optional endorsement charges.  You may select one of the available benefits listed below9:

Guaranteed Minimum Income Benefit (GMIB) Maximum Annual Charge (“FutureGuardSM”)(no longer offered as of December 3, 2007) 25	0.60%
GMIB Maximum Annual Charge (“FutureGuard 6SM”)(no longer offered as of April 6, 2009) 26	0.87%
Guaranteed Minimum Accumulation Benefit (“GMAB”) Maximum Annual Charge 27	1.02%
7% Guaranteed Minimum Withdrawal Benefit (GMWB) Maximum Annual Charge (no longer offered as of March 31, 2008)(“SafeGuard 7 PlusSM”) 28	0.75%
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (“SafeGuard MaxSM”) 29	1.20%
5% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 5SM,” formerly “AutoGuard®”) 30	1.47%
6% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 6SM”) 31	1.62%
5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of October 6, 2008) (“MarketGuard 5®”) 32	0.51%
5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard ProtectorSM”) 33	1.47%
5% for Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AdvantageSM,” formerly “LifeGuard Protector AdvantageSM”) 34	1.50%
5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector PlusSM”) 35	1.47%
Joint 5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector with Joint Option”) 36	1.62%
Joint 5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector Plus with Joint Option”) 37	1.71%
For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AscentSM”) 38	1.50%
Joint For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard Ascent With Joint Option”) 39	1.71%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard FreedomSM GMWB”) 40	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009)(“LifeGuard Freedom GMWB With Joint Option”) 41	1.86%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010) (“LifeGuard Freedom 6SM GMWB”) 42	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010) (“LifeGuard Freedom 6 GMWB With Joint Option”) 43	1.86%
For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“LifeGuard SelectSM”) 44	1.50%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“LifeGuard Select With Joint Option”) 45	1.86%
For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Maximum Annual Charge (“Jackson SelectSM”) 46	2.04%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Maximum Annual Charge (“Jackson Select With Joint Option”) 47	2.64%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net”) 48	2.10%
Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net With Joint Option”) 49	3.00%
5% for Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006)(“LifeGuard 5®”) 50	1.32%
4% for Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006)(“LifeGuard 4®”) 51	0.87%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex GMWB”) 52	2.64%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex With Joint Option GMWB”) 53	3.00%

6
This charge is waived on Contract Value of $50,000 or more.  This charge is deducted proportionally from allocations to the Investment Divisions, the Fixed Account and the GMWB Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

7	This charge is 1.00% on Contracts issued before May 3, 2004.
8
For Contracts purchased on or after September 28, 2009, this charge is waived if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million.  If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, the Administration Charge will be reinstated.
For Contracts purchased before September 28, 2009, this charge is waived on initial premiums of $1 million or more, but we may reverse the waiver and reinstate the Administrative Charge if your withdrawals during the first year of the Contract cause the Contract Value to drop below $1 million.

9
Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled.  The 5%, 4% and 3% Contract Enhancements and the Three-year Withdrawal Schedule are not available if you select the 20% Additional Free Withdrawal endorsement and vice versa.  Also, you may not select both a Guaranteed Minimum Income Benefit and any Guaranteed Minimum Withdrawal Benefits.  In addition, the Guaranteed Minimum Accumulation Benefit may not be selected in combination with any Contract Enhancement, any Guaranteed Minimum Income Benefit or any Guaranteed Minimum Withdrawal Benefits.

10	The current charge is 0.30%.
11
This charge lasts for the first seven Contract Years.  While this charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions, this charge will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals).  For more information, please see “Contract Enhancement Charge” under “Contract Charges”, beginning on page 44 .

12
This charge lasts for the first five Contract Years.  While this charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions, this charge will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals).  For more information, please see “Contract Enhancement Charge” under “Contract Charges”, beginning on page 44 .

13	The current charge is 0.30%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.
14
The current charge is 0.25%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.  Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “Maximum Anniversary Value Death Benefit Endorsement,” and the charge may be less.

15
The current charge is 0.55%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.  Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “Combination Death Benefit Endorsement,” and the charge may be less.

16	The current charge is 0.40%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.
17
For Contracts with this 5% Roll-up Death Benefit purchased on or after October 6, 2008, the current charge is 0.15% of the GMDB Benefit Base each Contract Quarter (0.60% annually), subject to a maximum annual charge of 1.20% of the GMDB Benefit Base (as used in the Table).  The GMDB Benefit Base for this optional endorsement generally equals the Step-Up Value on the most recent Step-Up Date, subject to certain adjustments after the most recent Step-Up Date, compounded at an annual interest rate of 5% (4% if the Owner was age 70 or older on the endorsement's effective date) until the Contract Anniversary immediately preceding the Owner's 81st birthday.
The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial premium paid (net of any applicable premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges (that would be paid were you to make a full withdrawal on the endorsement's effective date), as of the endorsement's effective date if the effective date is after the Contract's Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is equal to that Contract Anniversary, and the Step-Up Value is equal to the Contract Value on that Step-Up Date.
For Contracts with this 5% Roll-up Death Benefit purchased before October 6, 2008, the charge is 0.45%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.
For more information about the charge for this endorsement, please see “5% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 68 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 316 .
Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “5% Compounded Death Benefit Endorsement,” and the charge may be less.

18
The current charge for this 6% Roll-up Death Benefit is 0.20% of the GMDB Benefit Base each Contract Quarter (0.80% annually), subject to a maximum annual charge of 1.60% of the GMDB Benefit Base (as used in the Table).  The GMDB Benefit Base for this optional endorsement generally equals the Step-Up Value on the most recent Step-Up Date, subject to certain adjustments after the most recent Step-Up Date, compounded at an annual interest rate of 6% (5% if the Owner was age 70 or older on the endorsement's effective date) until the Contract Anniversary immediately preceding the Owner's 81st birthday.
The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges (that would be paid were you to make a full withdrawal on the endorsement's effective date), as of the endorsement's effective date if the effective date is after the Contract's Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is equal to that Contract Anniversary, and the Step-Up Value is equal to the Contract Value on that Step-Up Date.
For more information about the charge for this endorsement, please see “6% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 69 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 318 .

19
The current charge for this Highest Quarterly Anniversary Value Death Benefit is 0.075% of the GMDB Benefit Base each Contract Quarter (0.30% annually), subject to a maximum annual charge of 0.60% of the GMDB Benefit Base (as used in the Table).  The GMDB Benefit Base for this optional endorsement generally equals the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday, subject to certain adjustments after that date.
For more information about the charge for this endorsement, please see “Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 69 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit " under “Optional Death Benefits”, beginning on page 319 .

20
The current charge for this Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit is 0.175% of the GMDB Benefit Base each Contract Quarter (0.70% annually), subject to a maximum annual charge of 1.40% of the GMDB Benefit Base (as used in the Table).  The GMDB Benefit Base for this optional endorsement generally equals the greater of (a) or (b), where:
(a) Generally equals the Step-Up Value on the most recent Step-Up Date, subject to certain adjustments after the most recent Step-Up Date, compounded at an annual interest rate of 5% (4% if the Owner was age 70 or older on the endorsement's effective date) until the Contract Anniversary immediately preceding the Owner's 81st birthday; and
(b) Generally equals the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday, subject to certain adjustments after that date.
The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges (that would be paid were you to make a full withdrawal on the endorsement's effective date), as of the endorsement's effective date if the effective date is after the Contract's Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is equal to that Contract Anniversary, and the Step-Up Value is equal to the Contract Value on that Step-Up Date.
For more information about the charge for this endorsement, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 69 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 319 .

21
The current charge for this Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit is 0.225% of the GMDB Benefit Base each Contract Quarter (0.90% annually), subject to a maximum annual charge of 1.80% of the GMDB Benefit Base (as used in the Table).  The GMDB Benefit Base for this optional endorsement generally equals the greater of (a) or (b), where:
(a) Generally equals the Step-Up Value on the most recent Step-Up Date, subject to certain adjustments after the most recent Step-Up Date, compounded at an annual interest rate of 6% (5% if the Owner was age 70 or older on the endorsement's effective date) until the Contract Anniversary immediately preceding the Owner's 81st birthday; and
(b) Generally equals the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday, subject to certain adjustments after that date.
The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges (that would be paid were you to make a full withdrawal on the endorsement's effective date), as of the endorsement's effective date if the effective date is after the Contract's Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is equal to that Contract Anniversary, and the Step-Up Value is equal to the Contract Value on that Step-Up Date.
For more information about the charge for this endorsement, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 69 .  For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 321 .

22
The LifeGuard Freedom DB is only available in conjunction with the purchase of the LifeGuard Freedom GMWB.  The current and maximum charge for the LifeGuard Freedom DB is 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually).  The charge for LifeGuard Freedom DB is in addition to the charge for the LifeGuard Freedom GMWB.
The GMWB Death Benefit is equal to the LifeGuard Freedom GWB (see footnote 39 below).  If you select the LifeGuard Freedom GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the LifeGuard Freedom GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
For more information about the charge for the LifeGuard Freedom DB, please see “LifeGuard Freedom DB” under “Death Benefit Charges”, beginning on page 67.  For more information about how this optional death benefit endorsement works, please see “LifeGuard Freedom DB” under “Optional Death Benefits”, beginning on page 317.  For more information about how the LifeGuard Freedom GMWB works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 158.

23
The LifeGuard Freedom 6 DB is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB.  The current and maximum charge for the LifeGuard Freedom 6 DB is 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually).  The charge for LifeGuard Freedom 6 DB is in addition to the charge for the LifeGuard Freedom 6 GMWB.
The GMWB Death Benefit is equal to the LifeGuard Freedom 6 GWB (see footnote 41 below).  If you select the LifeGuard Freedom 6 GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the LifeGuard Freedom 6 GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
For more information about the charge for the LifeGuard Freedom 6 DB, please see “LifeGuard Freedom 6 DB” under “Death Benefit Charges”, beginning on page 68.  For more information about how the LifeGuard Freedom 6 DB works, please see “LifeGuard Freedom 6 DB” under “Optional Death Benefits”, beginning on page 318.  For more information about how the LifeGuard Freedom 6 GMWB works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 179.

24
The LifeGuard Freedom Flex DB is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options).  The current and maximum charge for the LifeGuard Freedom Flex DB is 0.175% of the GMWB Death Benefit each Contract Quarter (0.70% annually).  For Contracts purchased in Washington State , the current and maximum charge is 0.06% of the GMWB Death Benefit each Contract Month (0.72% annually, as used in the table).   The charge for LifeGuard Freedom Flex DB   is in addition to the charge for the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options) .
If you select the LifeGuard Freedom Flex DB when you purchase your Contract, the initial GMWB Death Benefit is generally your initial premium payment, net of premium taxes, plus any Contract Enhancement.
For more information about the charge for the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Death Benefit Charges”, beginning on page 70 .  For more information about how the LifeGuard Freedom Flex DB works, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 325 .  For more information about how the LifeGuard Freedom Flex GMWB works, please see “LifeGuard Freedom Flex GMWB” beginning on page 285 .

25
The charge for FutureGuard is expressed as an annual percentage of the GMIB Benefit Base.  The GMIB Benefit Base for FutureGuard is the greater of (a) or (b), where:
(a) Generally equals all premiums you have paid, subject to certain adjustments, compounded at an annual interest rate of 5% until the earlier of the Annuitant's 80th birthday or the exercise date of this GMIB; and
(b) Generally equals the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday, subject to certain adjustments after that Contract Anniversary.
For more information about how the endorsement works, including more details regarding the GMIB Benefit Base, please see “FutureGuard Guaranteed Minimum Income Benefit” beginning on page 304.
For Contracts with this GMIB purchased on and after May 3, 2004 (subject to availability), you pay 0.15% of the GMIB Benefit Base each calendar quarter (0.60% annually).
For Contracts with this GMIB purchased before May 3, 2004 (subject to availability), you pay 0.10% of the GMIB Benefit Base each calendar quarter (0.40% annually).
For Contracts with this GMIB purchased in Washington State on and after January 17, 2006 (subject to availability), you pay 0.05% of the GMIB Benefit Base each Contract Month (0.60% annually).
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  For more information about the charge for this endorsement, please see “FutureGuard Guaranteed Minimum Income Benefit Charge” beginning on page 42.

26
The current and maximum charge is 0.2125% of the GMIB Benefit Base each calendar quarter (0.85% annually).  For Contracts purchased in Washington State, you currently pay the maximum charge of 0.0725% of the GMIB Benefit Base each Contract Month (0.87% annually, as used in the table).  The GMIB Benefit Base for FutureGuard 6 is the greater of (a) or (b), where:
(a) Generally equals the Step-Up Value on the most recent Step-Up Date, subject to certain adjustments after the most recent Step-Up Date, compounded at an annual interest rate of 6% until the earlier of the Annuitant's 80th birthday or the exercise date of this GMIB; and
(b) Generally equals the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday, subject to certain adjustments after that Contract Anniversary.
At issue, the Step-Up Date is the Issue Date, and the Step-Up Value is generally equal to the initial premium paid plus any Contract Enhancement credited.  After issue, the Step-Up Date is the Contract Anniversary on which the Owner elects to step up to the Contract Value, and the Step-Up Value is equal to the Contract Value on that Step-Up Date.
For Contracts with FutureGuard 6 purchased before October 6, 2008, the charge is 0.20% of the GMIB Benefit Base each calendar quarter (0.80% annually).  For Contracts purchased in Washington State before October 6, 2008, you pay 0.07% of the GMIB Benefit Base each Contract Month (0.84% annually).
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  For more information about the charge for this endorsement, please see “FutureGuard 6 Guaranteed Minimum Income Benefit Charge” beginning on page 45.

27
The charge is quarterly, currently 0.125% of the Guaranteed Value (GV) in effect on the date the charge is deducted, which, annually, is 0.50% of the GV, subject to a maximum annual charge of 1.00%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.0425% of the GV, which, annually, is 0.51% of the GV, subject to a maximum annual charge of 1.02% as used in the Table.  The GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period.  If you select the GMAB when you purchase your Contract, the GV is your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMAB is re-elected, the GV is generally your Contract Value at the time of re-election, adjusted for any subsequent withdrawals.  We reserve the right to prospectively change the current charge on new Contracts or upon re-election of the benefit after the Contract is issued – subject to the applicable maximum annual charge.
The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value.  Quarterly charges are deducted from the Investment Divisions and the Fixed Account, including the GMAB Fixed Account, on a pro rata basis.  In Washington State, the monthly charges are also pro rata but deducted over the applicable Investment Divisions only.  The portion of the charge from the Investment Divisions is deducted by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GV.
For more information about the charge for this endorsement, please see “Guaranteed Minimum Accumulation Benefit Charge” beginning on page 47 .  For more information about how the endorsement works, including more details regarding the GV, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 78 .  Please check with your representative to learn about the current level of the charge, the current interest rate for the GMAB Fixed Account and the current required allocation of premium to the GMAB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

28
0.75% is the maximum annual charge of the Guaranteed Withdrawal Balance (GWB) when this endorsement is added to a Contract on and after January 17, 2006, which charge is payable quarterly (monthly for Contracts purchased in Washington State).  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
The charge is expressed as an annual percentage and depends on:
• When the endorsement is added to the Contract.
• The endorsement's availability – on and after, or before January 17, 2006, or before October 4, 2004.
• The basis for deduction – a percentage of the GWB or your allocations to Investment Divisions (average daily net asset value).
• The frequency of deduction – quarterly, monthly, or daily.
The below tables have the maximum and current charges.
For Contracts to which this endorsement was added on and after January 17, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.
For Contracts to which this endorsement was added before January 17, 2006, the charge is a percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.
For Contracts to which this endorsement was added before October 4, 2004, the charge is a percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions, which increases upon the first step-up.

7% GMWB
Endorsement's Availability	On and after January 17, 2006		Before January 17, 2006	Before October 4, 2004
Maximum Annual Charge	0.75%		0.70%	0.70%
Current Annual Charge	0.40%	0.42%	0.40%	0.35% 0.55% upon step-up
Charge Basis	GWB		Investment Divisions	Investment Divisions
Charge Frequency	Quarterly	Monthly	Daily	Daily

For more information about the charge for this endorsement, please see “7% Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 46.  For more information about how the endorsement works, including more details regarding the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 85.

29
1.20% is the maximum annual charge of the Guaranteed Withdrawal Benefit with 5-Year Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB was elected after the issue date (which is no longer an option on or after May 1, 2010), the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

GMWB With 5-Year Step-Up
	Annual Charge	Maximum		Current
	For endorsements purchased on or after May 1, 2010	1.20%÷4	1.20%÷12	.60%÷4	.60%÷12
	For endorsements purchased before May 1, 2010	.80%÷4	.81%÷12	0.45%÷4	0.45%÷12
	Charge Basis	GWB
	Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a step-up – subject to the applicable maximum annual charge.
For more information, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 94 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

30
The charge is quarterly, currently 0.1625% of the GWB, which is 0.65% of the GWB on an annual basis, subject to a maximum annual charge of 1.45%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.055% of the GWB, which, annually, is 0.66% of the GWB, subject to a maximum annual charge of 1.47% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.
The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 99 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.
For Contracts   to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.

31
The charge is quarterly, currently 0.2125% of the GWB, which is 0.85% of the GWB on an annual basis, subject to a maximum annual charge of 1.60%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.0725% of the GWB, which, annually, is 0.87% of the GWB, subject to a maximum annual charge of 1.62% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.
The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 103 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.
For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.

32
The charge is quarterly, currently 0.05% of the GWB, which is 0.20% of the GWB on an annual basis, subject to a maximum annual charge of 0.50%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.0175% of the GWB, which, annually, is 0.21% of the GWB, subject to a maximum annual charge of 0.51% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to the applicable maximum annual charge.
The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 103.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

33
1.47% is the maximum annual charge of the 5% for Life GMWB With Annual Step-Up for a 65-69 year old, which charge is payable monthly.  The charge for the 5% for Life GMWB With Annual Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.
You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

5% for Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	0.85%÷4	0.87%÷12	0.40%÷4	0.42%÷12
50 – 54	0.85%÷4	0.87%÷12	0.40%÷4	0.42%÷12
55 – 59	1.20%÷4	1.20%÷12	0.65%÷4	0.66%÷12
60 – 64	1.30%÷4	1.32%÷12	0.75%÷4	0.75%÷12
65 – 69	1.45%÷4	1.47%÷12	0.90%÷4	0.90%÷12
70 – 74	0.85%÷4	0.87%÷12	0.50%÷4	0.51%÷12
75 – 80	0.60%÷4	0.60%÷12	0.35%÷4	0.36%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “5% for Life GMWB With Annual Step-Up Charge” beginning on page 49.  For more information about how the endorsement works, please see “5% for Life GMWB With Annual Step-Up” beginning on page 107.

34
1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups:  55-59, 60-64, and 65-69, which charge is payable quarterly.  The charge for the 5% for Life GMWB With Annual Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.
You pay the applicable percentage of the GWB each quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

5% for Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	1.00%÷4	1.02%÷12	0.55%÷4	0.57%÷12
50 – 54	1.15%÷4	1.17%÷12	0.70%÷4	0.72%÷12
55 – 59	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
60 – 64	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
65 – 69	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
70 – 74	0.90%÷4	0.90%÷12	0.55%÷4	0.57%÷12
75 – 80	0.65%÷4	0.66%÷12	0.40%÷4	0.42%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.
For more information about the charge for this endorsement, please see “5% for Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 50.  For more information about how the endorsement works, please see “5% for Life GMWB With Bonus and Annual Step-Up” beginning on page 113.

35
1.47% is the maximum annual charge of the 5% for Life GMWB With Bonus and Five-Year Step-Up for the following age groups:  55-59 and 60-64, which charge is payable monthly.  The charge for the 5% for Life GMWB With Bonus and Five-Year Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.
You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

5% for Life GMWB With Bonus and Five-Year Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	0.85%÷4	0.87%÷12	0.40%÷4	0.42%÷12
50 – 54	1.00%÷4	1.02%÷12	0.55%÷4	0.57%÷12
55 – 59	1.45%÷4	1.47%÷12	0.85%÷4	0.87%÷12
60 – 64	1.45%÷4	1.47%÷12	0.85%÷4	0.87%÷12
65 – 69	1.20%÷4	1.20%÷12	0.65%÷4	0.66%÷12
70 – 74	0.75%÷4	0.75%÷12	0.35%÷4	0.36%÷12
75 – 80	0.55%÷4	0.57%÷12	0.30%÷4	0.30%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “5% for Life GMWB With Bonus and Five-Year Step-Up Charge” beginning on page 50.  For more information about how the endorsement works, please see “5% for Life GMWB With Bonus and Five-Year Step-Up” beginning on page 121.

36
1.62% is the maximum annual charge of the Joint 5% for Life GMWB With Annual Step-Up for a 65-69 year old, which charge is payable monthly.  The charge for the Joint 5% for Life GMWB With Annual Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.
You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint 5% for Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	1.00%÷4	1.02%÷12	0.55%÷4	0.57%÷12
50 – 54	1.00%÷4	1.02%÷12	0.55%÷4	0.57%÷12
55 – 59	1.35%÷4	1.35%÷12	0.80%÷4	0.81%÷12
60 – 64	1.45%÷4	1.47%÷12	0.90%÷4	0.90%÷12
65 – 69	1.60%÷4	1.62%÷12	1.05%÷4	1.05%÷12
70 – 74	1.00%÷4	1.02%÷12	0.65%÷4	0.66%÷12
75 – 80	0.75%÷4	0.75%÷12	0.50%÷4	0.51%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “Joint 5% for Life GMWB With Annual Step-Up Charge” beginning on page 51.  For more information about how the endorsement works, please see “Joint 5% for Life GMWB With Annual Step-Up” beginning on page 128.

37
1.71% is the maximum annual charge of the Joint 5% for Life GMWB With Bonus and Five-Year Step-Up for the following age groups:  55-59 and 60-64, which charge is payable monthly.  The charge for the Joint 5% for Life GMWB With Bonus and Five-Year Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.
You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint 5% for Life GMWB With Bonus and Five-Year Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	1.10%÷4	1.11%÷12	0.65%÷4	0.66%÷12
50 – 54	1.25%÷4	1.26%÷12	0.80%÷4	0.81%÷12
55 – 59	1.70%÷4	1.71%÷12	1.10%÷4	1.11%÷12
60 – 64	1.70%÷4	1.71%÷12	1.10%÷4	1.11%÷12
65 – 69	1.45%÷4	1.47%÷12	0.90%÷4	0.90%÷12
70 – 74	1.00%÷4	1.02%÷12	0.60%÷4	0.60%÷12
75 – 80	0.80%÷4	0.81%÷12	0.55%÷4	0.57%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “Joint 5% for Life GMWB With Bonus and Five-Year Step-Up Charge” beginning on page 52.  For more information about how the endorsement works, please see “Joint 5% for Life GMWB With Bonus and Five-Year Step-Up” beginning on page 135.

38
1.50% is the maximum annual charge of the For Life GMWB With Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages45 – 85	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.
For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up Charge” beginning on page 53.  For more information about how the endorsement works, please see “For Life GMWB With Annual Step-Up” beginning on page 142.

39
1.71% is the maximum annual charge of the Joint For Life GMWB With Annual Step-Up, which charge is payable monthly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages45 – 85	1.70%÷4	1.71%÷12	1.15%÷4	1.17%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.
For more information about the charge for this endorsement, please see “Joint For Life GMWB With Annual Step-Up Charge” beginning on page 54.  For more information about how the endorsement works, please see “Joint For Life GMWB With Annual Step-Up” beginning on page 150.

40
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 54.  For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up “ beginning on page 158.

41
For Contracts purchased in Washington State 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month.  For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Quarter.  The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 55.  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up “ beginning on page 168.

42
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 56.  For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 179.

43
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month.  For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Quarter.  The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 57.  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 188.

44
1.50% is the maximum annual charge of the For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50%÷4	1.50%÷12	.85%÷4	.87%÷12
For endorsements purchased before September 28, 2009	1.20%÷4	1.20%÷12	0.65%÷4	0.66%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 57.  For more information about how the endorsement works, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 197.  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

45
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Month.  For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Quarter.  The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85%÷4	1.86%÷12	1.05%÷4	1.05%÷12
For endorsements purchased before September 28, 2009	1.50%÷4	1.50%÷12	0.80%÷4	0.81%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 58.  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 208.  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

46
For Contracts purchased in Washington State, 2.04 % is the maximum annual charge of the For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets, which charge is payable each Contract Month.  For Contracts purchased in all other states, 2.00 % is the maximum annual charge of the For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets, which charge is payable quarterly.  The below tables have the maximum and current charges.   If you select this GMWB on or after October 11, 2010 when you purchase your Contract, the initial GWB is generally your initial premium payment net of premium taxes, plus any Contract Enhancement .  If the GMWB is elected after the issue date, subject to availability, the initial GWB is generally your Contract Value less (for GMWBs issued before October 11, 2010 ) any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement was added .
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets
Annual Charge	Maximum		Current
For endorsements purchased on or after October 11, 2010	2.00%÷4	2.04%÷12	1.00%÷4	1.02%÷12
For endorsements purchased before October 11, 2010	1.70%÷4	1.74%÷12	.85%÷4	.87%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary if this endorsement was issued before October 11, 2010) , again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Charge” beginning on page 61 .  For more information about how the endorsement works, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 224 .  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

47
For Contracts purchased in Washington State , 2.64 % is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets, which charge is payable each Contract Month .   For Contracts purchased in all other states, 2.60% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets, which charge is payable quarterly.   The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.   If you select this GMWB on or after October 11, 2010 when you purchase your Contract, the initial GWB is generally your initial premium payment net of premium taxes, plus  any Contract Enhancement .   If the GMWB is elected after the issue date, subject to availability, the initial GWB is generally your Contract Value, less (for GMWBs issued before October 11, 2010 ) any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement was added
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets
Annual Charge	Maximum		Current
For endorsements purchased on or after October 11, 2010	2.60%÷4	2.64%÷12	1.30%÷4	1.32%÷12
For endorsements purchased before October 11, 2010	2.10%÷4	2.10%÷12	1.05%÷4	1.05%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary if this endorsement was issued before October 11, 2010) , again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Charge” beginning on page 62 .  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 236 .  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

48
2.10% is the maximum annual charge of the For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  The GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount
Annual Charge	Maximum		Current
Ages 45 – 80	2.10%÷4	2.10%÷12	1.05%÷4	1.05%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Charge” beginning on page 63 .  For more information about how the endorsement works, please see “For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 249 .

49
3.00% is the maximum annual charge of the Joint For Life GMWB Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  The GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount
Annual Charge	Maximum		Current
Ages 45 – 80	3.00%÷4	3.00%÷12	1.50%÷4	1.50%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “Joint For Life GMWB Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Charge” beginning on page 64 .  For more information about how the endorsement works, please see “Joint For Life GMWB Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 260 .

50
1.32% is the maximum annual charge of the Guaranteed Withdrawal Balance (GWB) for a 60-64 year old Owner of a Contract to which this endorsement is added on and after January 17, 2006 through April 30, 2006, which charge is payable monthly.  The charge for the 5% for Life GMWB varies by age group.  The below tables have the maximum and current charges for all age groups.
Charges are expressed as an annual percentage and depend on:

• The Owner's age when the endorsement is added to the Contract.
• The endorsement's availability – effective May 1, 2006, this endorsement is no longer available to add to a Contract.
• The basis for deduction – a percentage of the GWB or your allocations to Investment Divisions (average daily net asset value).
• The frequency of deduction – quarterly, monthly, or daily.
For Contracts to which this endorsement was added before May 1, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.
For Contracts to which this endorsement was added before January 17, 2006, the charge is the applicable percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

5% For Life GMWB
Endorsement's Availability	Before May 1, 2006				Before January 17, 2006*
Annual Charge	Maximum		Current		Maximum	Current
Ages 60 – 64	1.30%÷4	1.32%÷12	0.90%÷4	0.90%÷12	1.30%	0.90%
65 – 69	0.85%÷4	0.87%÷12	0.60%÷4	0.60%÷12	0.85%	0.60%
70 – 74	0.60%÷4	0.60%÷12	0.50%÷4	0.51%÷12	0.60%	0.50%
75 – 80	0.50%÷4	0.51%÷12	0.40%÷4	0.42%÷12	0.50%	0.40%
Charge Basis	GWB				Investment Divisions
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly	Daily

* The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.
With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)
We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the current charge with a step-up, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “5% For Life Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 62.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 267.

51
0.87% is the maximum annual charge of the Guaranteed Withdrawal Balance (GWB) for a 50-54 year old Owner of a Contract to which this endorsement is added on and after January 17, 2006 through April 30, 2006, which charge is payable monthly.  The charge for the 4% for Life GMWB varies by age group.  The below tables have the maximum and current charges for all age groups.
Charges are expressed as an annual percentage and depend on:
• The Owner's age when the endorsement is added to the Contract.
• The endorsement's availability – effective May 1, 2006, this endorsement is no longer available to add to a Contract.
• The basis for deduction – a percentage of the GWB or your allocations to Investment Divisions (average daily net asset value).
• The frequency of deduction – quarterly, monthly, or daily.
For Contracts to which this endorsement was added before May 1, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.
For Contracts to which this endorsement was added before January 17, 2006, the charge is the applicable percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

4% For Life GMWB
Endorsement's Availability	Before May 1, 2006				Before January 17, 2006*
Annual Charge	Maximum		Current		Maximum	Current
Ages 50 – 54	0.85%÷4	0.87%÷12	0.65%÷4	0.66%÷12	0.85%	0.65%
55 – 59	0.65%÷4	0.66%÷12	0.50%÷4	0.51%÷12	0.65%	0.50%
60 – 64	0.50%÷4	0.51%÷12	0.35%÷4	0.36%÷12	0.50%	0.35%
65 – 69	0.35%÷4	0.36%÷12	0.25%÷4	0.27%÷12	0.35%	0.25%
70 – 74	0.30%÷4	0.30%÷12	0.20%÷4	0.21%÷12	0.30%	0.20%
75 – 80	0.20%÷4	0.21%÷12	0.15%÷4	0.15%÷12	0.20%	0.15%
Charge Basis	GWB				Investment Divisions
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly	Daily

* The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.
With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)
We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the current charge with a step-up, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “4% For Life Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 64.  For more information about how the endorsement works, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 274.

52
For Contracts purchased in Washington State , 2.64% is the maximum annual charge for the For Life GMWB With Bonus and Annual Step-Up Options.  For Contracts purchased in all other states, 2.60% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up.  Charges are an annual percentage of the GWB and are payable each Contract Quarter.   The below tables have the maximum and current charges.   The GWB is the guaranteed amount available for future periodic withdrawals.  If you select this GMWB when you purchase your Contract, the initial GWB is generally your initial premium payment net of premium taxes, plus any Contract Enhancement .
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

LifeGuard Freedom Flex GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%÷4	1.80%÷12	0.90%÷4	0.90%÷12
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.00%÷4	2.04%÷12	1.00%÷4	1.02%÷12
6% Bonus and Annual Step-Up	1.90%÷4	1.92%÷12	0.95%÷4	0.96%÷12
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.20%÷4	2.22%÷12	1.10%÷4	1.11%÷12
7% Bonus and Annual Step-Up	2.20%÷4	2.22%÷12	1.10%÷4	1.11%÷12
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%÷4	2.52%÷12	1.25%÷4	1.26%÷12
8% Bonus and Annual Step-Up	2.60%÷4	2.64%÷12	1.30%÷4	1.32%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the second Contract Anniversary, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Step-Up Charge” beginning on page 70 .  For more information about how the endorsement works, please see “LifeGuard Freedom Flex GMWB” beginning on page 285 .  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

53
3.00% is the maximum annual charge for the Joint For Life GMWB With Bonus and Annual Step-Up Options, which charge is payable each Contract Quarter.   The below tables have the maximum and current charges.   Charges are an annual percentage of the GWB and are payable each Contract Quarter.  But for Contracts purchased in Washington State , you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select this GMWB when you purchase your Contract, the initial GWB is generally your initial premium payment net of premium taxes, plus any Contract Enhancement .
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

LifeGuard Freedom Flex With Joint Option GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.10%÷4	2.10%÷12	1.05%÷4	1.05%÷12
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%÷4	2.52%÷12	1.25%÷4	1.26%÷12
6% Bonus and Annual Step-Up	2.50%÷4	2.52%÷12	1.25%÷4	1.26%÷12
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%÷4	3.00%÷12	1.50%÷4	1.50%÷12
7% Bonus and Annual Step-Up	3.00%÷4	3.00%÷12	1.50%÷4	1.50%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the second Contract Anniversary, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus and Step-Up Charge” beginning on page 68 .  For more information about how the endorsement works, please see “LifeGuard Freedom Flex GMWB With Joint Option” beginning on page 296 .  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum: 0.57%

Maximum: 2.41%

More detail concerning each Fund's fees and expenses is below.  But please refer to the Funds' prospectuses for even more information, including investment objectives, performance, and information about Jackson National Asset Management, LLC®, the Funds' Adviser and Administrator, as well as the sub-advisers.
Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/American Funds® Blue Chip Income and Growth	1.28%D	0.25%	0.02%D	0.00%	1.55%D	0.45%E	1.10%D,E
JNL/American Funds Global Bond	1.41%D	0.25%	0.04%D	0.00%	1.70%D	0.55%E	1.15%D,E
JNL/American Funds Global Small Capitalization	1.62%D	0.25%	0.05%D	0.00%	1.92%D	0.60%E	1.32%D,E
JNL/American Funds Growth-Income	1.13%D	0.25%	0.02%D	0.00%	1.40%D	0.40%E	1.00%D,E
JNL/American Funds International	1.50%D	0.25%	0.05%D	0.00%	1.80%D	0.55%E	1.25%D,E
JNL/American Funds New World	1.97%D	0.25%	0.06%D	0.00%	2.28%D	0.80%E	1.48%D,E
JNL/BlackRock Global Allocation	1.40% I	0.20%	0.19% I	0.02%	1.81% I	0.66% E	1.15% I,E
JNL/Select Money Market	0.36%F	0.20%	0.01%	0.00%	0.57%F	0.09%	0.48%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses
JNL Institutional Alt 20	0.20%	0.00%	0.00%	0.81% H	1.01%
JNL Institutional Alt 35	0.20%	0.00%	0.00%	0.95% H	1.15%
JNL Institutional Alt 50	0.20%	0.00%	0.00%	1.10% H	1.30%
JNL Institutional Alt 65	0.20%	0.00%	0.00%	1.23% H	1.43%
JNL/BlackRock Commodity Securities	0.82%	0.20%	0.01%	0.02%	1.05%
JNL/Capital Guardian Global Balanced	0.80%	0.20%	0.01%	0.01%	1.02%
JNL/Capital Guardian Global Diversified Research	0.88%	0.20%	0.01%	0.01%	1.10%
JNL/Capital Guardian U.S. Growth Equity	0.77%	0.20%	0.01%	0.01%	0.99%
JNL/Eagle Core Equity	0.75%	0.20%	0.01%	0.03%	0.99%
JNL/Eagle SmallCap Equity	0.82%	0.20%	0.01%	0.00%	1.03%
JNL/Franklin Templeton Founding Strategy	0.05%	0.00%	0.01%	1.07% H	1.13%
JNL/Franklin Templeton Global Growth	0.89%	0.20%	0.01%	0.01%	1.11%
JNL/Franklin Templeton Income	0.79%	0.20%	0.01%	0.02%	1.02%
JNL/Franklin Templeton International Small Cap Growth	1.10%	0.20%	0.01%	0.04%	1.35%
JNL/Franklin Templeton Mutual Shares	0.85%	0.20%	0.06% G	0.02%	1.13%
JNL/Franklin Templeton Small Cap Value	0.95%	0.20%	0.01%	0.02%	1.18%
JNL/Goldman Sachs Core Plus Bond	0.69%	0.20%	0.01%	0.02%	0.92%
JNL/Goldman Sachs Emerging Markets Debt	0.90%	0.20%	0.01%	0.05%	1.16%
JNL/Goldman Sachs Mid Cap Value	0.83%	0.20%	0.00%	0.01%	1.04%
JNL/Goldman Sachs U.S. Equity Flex	0.95%	0.20%	0.39% G	0.01%	1.55%
JNL/Invesco Global Real Estate	0.86%	0.20%	0.01%	0.01%	1.08%
JNL/Invesco International Growth	0.82%	0.20%	0.02%	0.02%	1.06%
JNL/Invesco Large Cap Growth	0.77%	0.20%	0.00%	0.01%	0.98%
JNL/Invesco Small Cap Growth	0.95%	0.20%	0.01%	0.01%	1.17%
JNL/Ivy Asset Strategy	1.05%	0.20%	0.00%	0.04%	1.29%
JNL/JPMorgan International Value	0.82%	0.20%	0.01%	0.01%	1.04%
JNL/JPMorgan MidCap Growth	0.80%	0.20%	0.01%	0.01%	1.02%
JNL/JPMorgan U.S. Government & Quality Bond	0.52%	0.20%	0.01%	0.01%	0.74%
JNL/Lazard Emerging Markets	1.05%	0.20%	0.02%	0.02%	1.29%
JNL/Lazard Mid Cap Equity	0.82%	0.20%	0.01%	0.01%	1.04%
JNL/M&G Global Basics	1.00%	0.20%	0.01%	0.01%	1.22%
JNL/M&G Global Leaders	1.00%	0.20%	0.01%	0.01%	1.22%
JNL/Mellon Capital Management European 30	0.57%	0.20%	0.01%	0.01%	0.79%
JNL/Mellon Capital Management Pacific Rim 30	0.57%	0.20%	0.01%	0.01%	0.79%
JNL/Mellon Capital Management S&P 500 Index	0.38%	0.20%	0.02%	0.01%	0.61%
JNL/Mellon Capital Management S&P 400 MidCap Index	0.39%	0.20%	0.02%	0.00%	0.61%
JNL/Mellon Capital Management Small Cap Index	0.39%	0.20%	0.03%	0.00%	0.62%
JNL/Mellon Capital Management International Index	0.44%	0.20%	0.05%	0.00%	0.69%
JNL/Mellon Capital Management Bond Index	0.39%	0.20%	0.01%	0.01%	0.61%
JNL/Mellon Capital Management Global Alpha	1.15%	0.20%	0.00%	0.02%	1.37%
JNL/Mellon Capital Management Index 5	0.05%	0.00%	0.01%	0.62%H	0.68%
JNL/Mellon Capital Management 10 x 10	0.05%	0.00%	0.01%	0.63%H	0.69%
JNL/Oppenheimer Global Growth	0.85%	0.20%	0.01%	0.01%	1.07%
JNL/PAM Asia ex-Japan	1.05%	0.20%	0.02%	0.01%	1.28%
JNL/PAM China-India	1.10%	0.20%	0.03%	0.01%	1.34%
JNL/PIMCO Real Return	0.60%	0.20%	0.01%	0.00%	0.81%
JNL/PIMCO Total Return Bond	0.60%	0.20%	0.01%	0.00%	0.81%
JNL/PPM America High Yield Bond	0.57%	0.20%	0.01%	0.04%	0.82%
JNL/PPM America Mid Cap Value	0.85%	0.20%	0.01%	0.01%	1.07%
JNL/PPM America Small Cap Value	0.85%	0.20%	0.01%	0.00%	1.06%
JNL/PPM America Value Equity	0.65%	0.20%	0.01%	0.00%	0.86%
JNL/Red Rocks Listed Private Equity	1.00%	0.20%	0.00%	1.21%	2.41%
JNL/Select Balanced	0.57%	0.20%	0.01%	0.01%	0.79%
JNL/Select Value	0.62%	0.20%	0.00%	0.01%	0.83%
JNL/T. Rowe Price Established Growth	0.70%	0.20%	0.01%	0.00%	0.91%
JNL/T. Rowe Price Mid-Cap Growth	0.81%	0.20%	0.01%	0.00%	1.02%
JNL/T. Rowe Price Short-Term Bond	0.53%	0.20%	0.01%	0.05%	0.79%
JNL/T. Rowe Price Value	0.76%	0.20%	0.00%	0.01%	0.97%
JNL/S&P Managed Conservative	0.18%	0.00%	0.00%	0.83%H	1.01%
JNL/S&P Managed Moderate	0.16%	0.00%	0.01%	0.87%H	1.04%
JNL/S&P Managed Moderate Growth	0.15%	0.00%	0.01%	0.90%H	1.06%
JNL/S&P Managed Growth	0.15%	0.00%	0.01%	0.93%H	1.09%
JNL/S&P Managed Aggressive Growth	0.18%	0.00%	0.01%	0.95%H	1.14%
JNL/S&P Disciplined Moderate	0.18%	0.00%	0.01%	0.65%H	0.84%
JNL/S&P Disciplined Moderate Growth	0.18%	0.00%	0.01%	0.65%H	0.84%
JNL/S&P Disciplined Growth	0.18%	0.00%	0.01%	0.65%H	0.84%
JNL/S&P Competitive Advantage	0.50%	0.20%	0.02%	0.00%	0.72%
JNL/S&P Dividend Income & Growth	0.50%	0.20%	0.02%	0.00%	0.72%
JNL/S&P Intrinsic Value	0.50%	0.20%	0.02%	0.00%	0.72%
JNL/S&P Total Yield	0.50%	0.20%	0.02%	0.00%	0.72%
JNL/S&P 4	0.05%	0.00%	0.01%	0.72%H	0.78%
JNL/Mellon Capital Management DowSM 10	0.44%	0.20%	0.04%	0.00%	0.68%
JNL/Mellon Capital Management S&P® 10	0.44%	0.20%	0.03%	0.00%	0.67%
JNL/Mellon Capital Management Global 15	0.49%	0.20%	0.02%	0.00%	0.71%
JNL/Mellon Capital Management Nasdaq® 25	0.48%	0.20%	0.04%	0.00%	0.72%
JNL/Mellon Capital Management Value Line® 30	0.44%	0.20%	0.16%	0.00%	0.80%
JNL/Mellon Capital Management DowSM Dividend	0.45%	0.20%	0.03%	0.00%	0.68%
JNL/Mellon Capital Management S&P® 24	0.48%	0.20%	0.02%	0.01%	0.71%
JNL/Mellon Capital Management 25	0.44%	0.20%	0.01%	0.00%	0.65%
JNL/Mellon Capital Management Select Small-Cap	0.45%	0.20%	0.00%	0.00%	0.65%
JNL/Mellon Capital Management JNL 5	0.42%	0.20%	0.02%	0.00%	0.64%
JNL/Mellon Capital Management VIP	0.45%	0.20%	0.04%	0.00%	0.69%
JNL/Mellon Capital Management JNL Optimized 5	0.44%	0.20%	0.06%	0.00%	0.70%
JNL/Mellon Capital Management S&P® SMid 60	0.47%	0.20%	0.02%	0.01%	0.70%
JNL/Mellon Capital Management NYSE® International 25	0.53%	0.20%	0.05%	0.00%	0.78%
JNL/Mellon Capital Management Communications Sector	0.49%	0.20%	0.03%	0.00%	0.72%
JNL/Mellon Capital Management Consumer Brands Sector	0.49%	0.20%	0.03%	0.00%	0.72%
JNL/Mellon Capital Management Financial Sector	0.47%	0.20%	0.03%	0.00%	0.70%
JNL/Mellon Capital Management Healthcare Sector	0.47%	0.20%	0.03%	0.00%	0.70%
JNL/Mellon Capital Management Oil & Gas Sector	0.44%	0.20%	0.03%	0.00%	0.67%
A
Certain Funds pay Jackson National Asset Management, LLC, the Investment Adviser and Administrator, an administrative fee for certain services provided to each Fund.

The JNL/American Funds® Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/BlackRock Commodity Securities Fund, JNL/BlackRock Global Allocation Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs U.S. Equity Flex Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia Ex-Japan Fund, JNL/Red Rocks Listed Private Equity Fund, and all of the JNL/Mellon Capital Management Funds, except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management NYSE® International 25 Fund, JNL/Mellon Capital Management European 30 Fund, and JNL/Mellon Capital Management Pacific Rim 30 Fund, pay an administrative fee of 0.15%.

The JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management NYSE® International 25 Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, and JNL/PAM China-India Fund pay an administrative fee of 0.20%.

The JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Institutional Alt 65 Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, and all of the JNL/S&P Funds, except the JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund, pay an administrative fee of 0.05%.

All other Funds pay an administrative fee of 0.10%.

The Management and Admin Fee and the Total Annual Fund Operating Expenses columns in this table reflect the inclusion of the applicable administrative fee.

B
Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, certain professional fees, fees and expenses of the disinterested Trustees/Managers, independent legal counsel to the disinterested Trustees/Managers fees, and other operating expenses not otherwise covered by the administrative fee.

C
Acquired fund fees and expenses represent each Fund’s pro rata share of fees and expenses of investing in securities deemed “investment companies,” including money market funds used for purposes of investing available cash balances.

D
Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:
JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.43%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.44%.
JNL/American Funds Global Bond Fund: Management Fee: 0.56%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.59%.
JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.72%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.76%.
JNL/American Funds Growth-Income Fund: Management Fee: 0.28%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.29%.
JNL/American Funds International Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.
JNL/American Funds New World Fund: Management Fee: 0.77%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.82%.

E
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder fund structure, but in any event, the fee waiver will continue for at least one year from the date of the current Prospectus (May 1, 2010), unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and Admin Fee and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

F
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through December 31, 2010 to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.

G
Amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the security sold short.  In addition, the Fund incurs fees in connection with the borrowing of securities related to short sale transactions.  For the period ended December 31, 2009, the total cost of short sales transactions to the JNL/Credit Suisse Long/Short Fund and JNL/Franklin Templeton Mutual Shares Fund was 0.37% and 0.05%, respectively.   Effective October 11, 2010, the sub-adviser for the JNL/Credit Suisse Long/Short Fund is Goldman Sachs Asset Management, L.P., and as a result, the name of the fund has changed to JNL/Goldman Sachs U.S. Equity Flex Fund.

H
Amounts are based on the allocations to underlying funds during the period ended December 31, 2009.  Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than the amounts presented.

I
Fees and expenses at the Master Fund level for Class I shares of the Fund are as follows:  Management Fee: 0.35%; Other Expenses: 0.18%; Acquired Fund Fees and Expenses:  0.02%; Total Annual Portfolio Operating Expenses: 0.55%.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the Fixed Account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  Neither transfer fees nor premium tax charges are reflected in the example.  The example also assumes that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the optional Earnings Protection Benefit, the 5% Contract Enhancement, the most expensive Optional Death Benefit Endorsement, the Five-year Withdrawal Schedule and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 2,249	$ 3,766	$ 4,895	$ 7,737

If you annuitize at the end of the applicable time period:

1 year *	3 years	5 years	10 years
$ 2,249	$ 3,766	$ 4,895	$ 7,737

*Withdrawal charges apply to income payments occurring within one year of the Contract's Issue Date.

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$ 999	$ 2,841	$ 4,495	$ 7,737

The example does not represent past or future expenses.  Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitute the condensed financial information, which can be found in the Statement of Additional Information.  The value of an Accumulation Unit is determined on the basis of changes in the per share value of an underlying fund and Separate Account charges for the base Contract and the various combinations of optional endorsements.  The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information.  The financial statements of the Separate Account include information about all the contracts offered through the Separate Account.  The financial statements of Jackson that are included should be considered only as bearing upon the company’s ability to meet its contractual obligations under the Contracts.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.  For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

Your Contract is a contract between you, the Owner, and us.  Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit.  Purchases under tax-qualified plans should be made for other than tax deferral reasons.  Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract.  We will not issue a Contract to someone older than age 90 (age 85 for Contracts purchased in Oklahoma).  Optional benefits may have different requirements, as noted.

Your Contract Value may be allocated to

●	our Fixed Account, as may be made available by us, or as may be otherwise limited by us,
●
our GMWB Fixed Account (only if the optional LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB or Jackson Select with Joint Option GMWB are elected), as may be made available by us, or as may be otherwise limited by us, or to

●	Investment Divisions of the Separate Account that invest in underlying Funds.

Your Contract, like all deferred annuity contracts, has two phases:

●	the accumulation phase, when you make premium payments to us, and
●	the income phase, when we make income payments to you.

As the Owner, you can exercise all the rights under your Contract.  You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form).  We reserve the right to refuse an assignment, and an assignment may be a taxable event.  Your ability to change ownership is limited on Contracts with one of the For Life GMWBs.  Please contact our Annuity Service Center for help and more information.

The Contract is a flexible premium fixed and variable deferred annuity and may be issued as either an individual or a group contract.  If the Guaranteed Minimum Accumulation Benefit is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect.  Similarly, if you purchased your Contract before May 1, 2010 and you elected the 5% Contract Enhancement, no premium is accepted after the first Contract Year.  As a result, if you desire additional annuity coverage you will have to purchase a new and separate Contract.  Purchasing an additional Contract could result in the duplication of certain fees and charges.     Contracts issued in your state may provide different features and benefits than those described in this prospectus.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  In those states where Contracts are issued as group contracts, references throughout the prospectus to “Contract(s)” shall also mean “certificate(s).”

JACKSON

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  We are ultimately a wholly owned subsidiary of Prudential plc (London, England).

We issue and administer the Contracts and the Separate Account.  We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Annuity Service Center for more information.

THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to the Fixed Account and/or the GMWB Fixed Account will be placed with other assets in our General Account.  Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company's creditors.  Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum death benefits and guaranteed minimum withdrawal benefits.  The Fixed Account and the GMWB Fixed Account are not registered with the SEC, and the SEC does not review the information we provide to you about them.  Disclosures regarding the Fixed Account and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.  Both the availability of, and transfers into and out of, the Fixed Account (which consists of Fixed Account Options and the GMAB Fixed Account) and the GMWB Fixed Account may be subject to contractual and administrative requirements.  For more information, please see the application, check with the registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

THE FIXED ACCOUNT

Fixed Account Options.  Each Fixed Account Option credit s interest to your Contract Value in the Fixed Account for a specified period that you select (currently, one, three, five or seven years), subject to availability (and we reserve the right, in our sole discretion, to limit or suspend availability of the Fixed Account Options), so long as the Contract Value in that Fixed Account Option is not withdrawn, transferred, or annuitized until the end of the specified period.   You may not elect any Fixed Account Option that extends beyond the Income Date, other than the one-year option; and election of the one-year option will not extend the Income Date.  Rather, commencing on the Income Date, we will cease to credit interest under any one-year Fixed Account Option that has not yet reached the end of its term.

Rates of Interest We Credit.   Our procedures for determining the rates of interest we credit differ somewhat depending on when your Contract is issued, as discussed in 1 and 2 below.

1.
For Contracts issued on or after October 11, 2010.   These Contracts guarantee a Fixed Account minimum interest rate that applies to every Fixed Account Option under any Contract, regardless of the term of that option.  The Fixed Account minimum interest rate guaranteed by the Contracts at least equals the minimum rate prescribed by the applicable non-forfeiture law in each state where the Contracts are sold.  In addition, we establish a declared rate of interest (“base interest rate”) at the time you allocate any premium payment or other Contract Value to a Fixed Account Option, and that base interest rate will remain in effect for the entire term of the Fixed Account Option that you select for that allocation.  To the extent that the base interest rate that we establish for any allocation is higher than the Fixed Account minimum interest rate, we will credit that allocation with the higher base interest rate.  Thus, the declared base interest rate could be greater than the guaranteed Fixed Account minimum interest rate specified in your Contract, but will never cause you to be credited with less than the currently applicable Fixed Account minimum interest rate.  Subject to the Fixed Account minimum interest rate, we may declare different base interest rates at different times, although any new base interest rate Jackson declares for a Fixed Account Option will apply only to premiums or other amounts allocated to that Fixed Account Option after the new rate goes into effect.

The Fixed Account minimum interest rate will be a rate, credited daily, that will be reset every January pursuant to a formula that is prescribed under applicable state nonforfeiture laws and that is set forth in the Contracts.  Specifically, the Fixed Account minimum interest rate will be reset each January to equal the average of the daily five-year Constant Maturity Treasury Rates reported by the Federal Reserve for the preceding October (rounded to the nearest 1/20 of a percent), less 1.25%, provided further that the Fixed Account minimum interest rate will never be less than 1% or more than 3%.  As noted above, these limits are prescribed by state non-forfeiture laws and set forth in the Contracts .   This means that the Fixed Account minimum interest rate applicable to your Contract will in no case ever exceed a maximum of 3%.   Your Contract’s initial Fixed Account minimum interest rate will be stated in your Contract, and will be the rate that is in effect on the Contract’s Issue Date pursuant to the foregoing formula.     Thereafter, on the Contract Monthly Anniversary for each January, the Fixed Account minimum interest rate will be reset in accordance with the above formula. (The Contract Monthly Anniversary for any January is the Contract Monthly Anniversary that falls within that month).   If you allocate a premium payment or other Contract Value to a Fixed Account Option, the Fixed Account minimum interest rate in effect at the time of the allocation would initially apply to that allocation.  Subsequent resets of the Fixed Account minimum interest rate on each January Contract Monthly Anniversary could change the amount of interest you would thereafter earn on that allocation.  Thus, if the new Fixed Account minimum interest rate is higher than the rate previously being credited to your allocation to a Fixed Account Option, the interest rate being credited would increase to that new higher rate.  On the other hand, if the new Fixed Account minimum interest rate is lower than the rate being credited to your allocation, the interest rate being credited would decrease to that lower rate, but never below the base interest rate.  We will advise you of any new Fixed Account minimum interest rate in the fourth quarter report for the calendar year preceding the January Contract Monthly Anniversary on which the change occurs.

2.
For Contracts issued before October 11, 2010.   Under these Contracts, we credit a base interest rate that we declare at the time you allocate any premium payment or other Contract Value to a Fixed Account Option, and that base interest rate will remain in effect for the entire term of the Fixed Account Option that you select for that allocation.  No base interest rate will be less than the Contract’s Fixed Account minimum interest rate that applies at the time we establish that base interest rate.  The Fixed Account minimum interest rate under these Contracts is 2% a year, credited daily, during the first ten Contract Years and 3% a year, credited daily, thereafter.  Depending on the Issue Date of your Contract, however, the Fixed Account minimum interest rate may be 3% a year, credited daily, in all Contract Years.  Subject to these minimum requirements, we may declare different base interest rates at different times.

For the most current information about applicable interest rates, you may contact your registered representative or (at the address and phone number on the cover page of this prospectus) our Annuity Service Center].

Excess Interest Adjustment.   An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from a Fixed Account Option prior to the end of the specified period.  The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Fixed Account Option period.   In order to determine whether there will be an Excess Interest Adjustment, we first consider the base interest rate of the Fixed Account Option from which you are taking an amount as a withdrawal, transfer, or annuitization.  As discussed above under ‘Rates of Interest we Credit,’ the ‘base interest rate’ is a rate which we declare at the time you allocate any amount to a Fixed Account Option and which we credit to that Fixed Account Option if and when such base interest rate is higher than the Fixed Account minimum interest rate.    The Excess Interest Adjustment is based on the relationship of the base interest rate on your Fixed Account Option to the ‘current new business interest rate,’ which is a rate that we use solely for purposes of calculating the amount of any Excess Interest Adjustment.  The ‘current new business interest rate’ is .50% per annum greater than the base interest rate we are then offering on a new Fixed Account Option with the same duration as your Fixed Account Option.   If we are not then offering that duration, we will estimate a base interest rate for that duration based on the closest durations that we are then offering.

Generally, the Excess Interest Adjustment will (a) increase the amount withdrawn, transferred, or annuitized when the current new business rate is lower than the base interest rate being credited for the Fixed Account Option from which the amount is being taken and will (b) decrease the amount withdrawn, transferred, or annuitized when the current new business rate is higher than the base interest rate for the Fixed Account Option from which the amount is being taken. There will be no excess interest adjustment if these rates are the same. Any adjustment resulting from the Excess Interest Adjustment is applied to the amount that is being withdrawn, transferred, or annuitized from the Fixed Account Option.  However, an Excess Interest Adjustment will not otherwise affect the values under your Contract.

Moreover, even if the current new business interest rate  is greater than the base interest rate for the Fixed Account Option from which the amount is being taken, there will be no Excess Interest Adjustment if the difference between the two is less than 0.50%.   This limitation avoids decreases in the amount withdrawn, transferred, or annuitized in situations where the general level of interest rates has declined but the current new business interest rate nevertheless exceeds the base interest rate for your Fixed Account Option because of the additional .50% that (as described above) is added when determining the current new business rate.

Also, there is no Excess Interest Adjustment on: amounts taken from the one-year Fixed Account Option; death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; and free withdrawals.  In no event will a total withdrawal , transfer or annuitization from the Fixed Account Options be less than the Fixed Account minimum value.   The Fixed Account minimum value at least equals the minimum value prescribed by the applicable non-forfeiture law in each state where the Contracts are sold.   The Fixed Amount minimum value for any Fixed Account Option is the amount that would result from (1) accumulating the following amounts at the Fixed Account minimum interest rate: (a) any premium payments (net of any associated premium taxes plus any Contract Enhancements) or transfers that you allocate to that Fixed Account Option less (b) any withdrawals, transfers, or charges that are taken out of that Fixed Account Option; and (2) deducting any withdrawal charges, recapture charges, or charge for taxes due in connection with the withdrawal. In the case of a partial withdrawal or transfer from a Fixed Account Option, you will have been credited with interest on the amount withdrawn or transferred at a rate at least equal to the Fixed Account minimum interest rate, even if subject to an Excess Interest Adjustment that otherwise would have reduced it below that rate.

The following example illustrates how the Fixed Account minimum value may affect an Excess Interest Adjustment on a partial withdrawal.  If you allocated your initial premium of $10,000 to the Fixed Account and your declared rate of interest was 3%, after one year (assuming no other transactions or withdrawal charges) your Contract Value in the Fixed Account would be $10,300. If the Fixed Account minimum interest rate was 1%, your Fixed Account minimum value would be $10,100. In this case, an Excess Interest Adjustment could not reduce the withdrawal by more than $200 (the difference between your Contract Value in the Fixed Account and the Fixed Account minimum value).  For example, if you request an $8,000 withdrawal and it is subject to a $200 negative Excess Interest Adjustment, the withdrawal would be adjusted to $7,800. However, if it were subject to a negative $400 Excess Interest Adjustment, the $8,000 withdrawal still would only be adjusted to $7,800, so that it does not invade the Fixed Account minimum value. Immediately after either of these withdrawals, there will be no difference between your Contract Value in the Fixed Account and Fixed Account minimum value, and no negative Excess Interest Adjustments will apply on subsequent withdrawals until the Contract Value in the Fixed Account again grows to be larger than the Fixed Account minimum value .

End of Fixed Account Option Periods.   Whenever a specified period ends, you will have 30 days to transfer or withdraw the Contract Value in the Fixed Account Option, and there will not be an Excess Interest Adjustment.  If you do nothing, then after 30 days, the Contract Value that remains in that Fixed Account Option will be subject to another specified period of the same duration, subject to availability, and provided that that specified period will not extend beyond the Income Date.   If such new Fixed Account Option would extend beyond the Income Date, we will use the longest Fixed Account Option that does not extend beyond the Income Date; or (if less than 1 year remains until the Income Date) we will credit interest at the current interest rate under the one-year Fixed Account Option up to the Income Date.  If the specified period of the same duration that has ended is no longer available, we will use the next shorter period that is then available.

Additional Information Concerning the One-Year Fixed Account Option.   If you allocate premiums to the one-year Fixed Account Option, we may require that the amount in the one-year Fixed Account Option (including any Contract Enhancement) be automatically transferred on a monthly basis in installments to your choice of Investment Division within 12 months of the date we received the premium, so that at the end of the period, all amounts in the one-year Fixed Account Option will have been transferred.  The amount will be determined based on the amount allocated to the one-year Fixed Account Option and the base interest rate.  Charges, withdrawals and additional transfers taken from the one-year Fixed Account Option will shorten the length of time it takes to deplete the account balance.  These automatic transfers will not count against the 15 free transfers in a Contract year or any maximum on amounts transferable from the one-year Fixed Account Option that we may impose as described in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” later in this prospectus .

Interest will continue to be credited daily on the account balance remaining in the one-year Fixed Account Option as funds are automatically transferred into your choice of Investment Divisions.  However, the effective yield over the 12-month automatic transfer period will be less than the base interest rate (or, if applicable, the Fixed Account minimum interest rate) , as the applicable rate will be applied to a declining balance in the one-year Fixed Account Option.

Please also refer to “Transfers and Frequent Transfer Restrictions” later in this prospectus for information about certain restrictions, limits and requirements that may apply (or may in the future apply) to transfers to or from the Fixed Account Options.  In particular, we  describe certain additional restrictions that may apply with respect to transfers from the one-year Fixed Account Option, including the possibility that, for Contracts issued on or after October 11, 2010 , you might not be able to transfer all of your Contract Value out of the one-year Fixed Account Option for at least three years.  Accordingly, before allocating any premium payments or other Contract Value to the one year Fixed Account Option, you should consider carefully the conditions we may impose upon your use of that option.

Other Considerations.   The three-, five-, and seven-year Fixed Account Options are not available on Contracts with the 3% or 4% Contract Enhancement purchased between June 4, 2003 and August 17, 2003, and on Contracts with the 2% Contract Enhancement purchased between July 14, 2003 and August 17, 2003.

The DCA+ Fixed Account Option, if available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Account Options.  From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option.  DCA+ Fixed Account Option is only available for new premiums.   We provide more information about Dollar Cost Averaging, including DCA+, under “Other Information” later in this prospectus.

The Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account.  The GMAB Fixed Account is available only in conjunction with the purchase of the GMAB.  If you elect to purchase the GMAB, a certain percentage of Contract Value is required to be allocated to the GMAB Fixed Account for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period.  The Contract Value in the GMAB Fixed Account is credited with a specific interest rate that is guaranteed and will remain in effect for the entire Guarantee Period.  The interest rate is credited daily to the Contract Value in the GMAB Fixed Account so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Period.  The interest rate may vary by state but will never be less than 3%.  An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from the GMAB Fixed Account prior to the end of the Guarantee Period.  For more detailed information regarding the GMAB, including the GMAB Fixed Account, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 78 .

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.  The GMWB Fixed Account is available only in conjunction with the purchase of the LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB or Jackson Select with Joint Option GMWB.  If you elect to purchase one of these four GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under "THE FIXED ACCOUNT" beginning on page 25 .   As explained there, the Fixed Account minimum interest rate is calculated differently depending upon whether your Contract was issued before, or on or after October 11, 2010.   Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may not choose to transfer amounts to and from the GMWB Fixed Account.  These automatic transfers will not count against the 15 free transfers in a Contract Year.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding LifeGuard Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 188.  For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 208.  For more detailed information regarding Jackson Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Endorsement” beginning on page 224 .  For more detailed information regarding Jackson Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Endorsement” beginning on page 236 .

THE SEPARATE ACCOUNT

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law.  The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations.  However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct.  All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

The Separate Account is divided into Investment Divisions.  We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 18 Investment Divisions, the Fixed Account and the GMWB Fixed Account at any one time.  Each Investment Division purchases the shares of one underlying fund (mutual fund portfolio) that has its own investment objective.  The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account Options, the GMAB Fixed Account and the GMWB Fixed Account.  However, this is not guaranteed.  It is possible for you to lose your Contract Value allocated to any of the Investment Divisions.  If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select.  The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds.  Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds.  You should read the prospectus for the JNL Series Trust for more information.

JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL Institutional Alt 65
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital Management 10 x 10
JNL/Mellon Capital Management Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth
JNL/S&P Disciplined Moderate
JNL/S&P Disciplined Moderate Growth
JNL/S&P Disciplined Growth

The names of the Funds that are available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust
JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust and the JNL Variable Fund LLC.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes (approximately 80%), and non-traditional asset classes (approximately 20%).

JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust and the JNL Variable Fund LLC. Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes (approximately 65%), and non-traditional asset classes (approximately 35%).

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust and the JNL Variable Fund LLC.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes (approximately 50%), and non-traditional asset classes (approximately 50%).

JNL Institutional Alt 65 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust and the JNL Variable Fund LLC.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes (approximately 35%), and non-traditional asset classes (approximately 65%).

JNL/American Funds® Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income and capital appreciation through exclusive investment in the Class 1 shares of the Blue Chip Income and Growth Fund (“Master Blue Chip Income and Growth Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the United States with market capitalizations of $4 billion and above. The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks a high level of total return through exclusive investment in the Class 1 shares of the Global Bond Fund (“Master Global Bond Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world. The Master Fund seeks to provide, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in investment-grade bonds issued by companies based around the world and denominated in various currencies, including U.S. dollars. The Master Fund may also invest in lower quality, higher yielding debt securities.  Such securities are sometimes referred to as “junk bonds.” The total return of the Master Fund will be the result of interest income, changes in the market value of the Master Fund’s investments and changes in the value of other currencies relative to the U.S. dollar.

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the Global Small Capitalization Fund (“Master Global Small Capitalization Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Global Small Capitalization Fund invests at least 80% of its net assets in stocks of smaller companies located around the world. The Master Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Global Capitalization Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation and income through exclusive investment in the Class 1 shares of the Growth-Income Fund (“Master Growth-Income Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Growth-Income Fund seeks to make the investment grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Normally, the Master Growth-Income Fund invests up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation through exclusive investment in the Class 1 shares of the International Fund (“Master International Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master International Fund seeks to make the investment grow over time by investing primarily in common stocks of companies located outside the United States. The Master Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation through exclusive investment in the Class 1 shares of the New World Fund (“Master New World Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking capital appreciation.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/BlackRock Global Allocation Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and BlackRock Investment Management, LLC, investment adviser to the Master Fund )

Seeks high total return through exclusive investment in BlackRock Global Allocation Portfolio (the “Master Global Allocation Fund” or “Master Fund”), a series of BlackRock Series Fund, Inc. The Master Fund invests in a portfolio of equity, debt and money market securities. Generally, the Master Fund’s portfolio will invest in both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.  The Master Fund uses derivatives as a means of managing exposure to foreign currencies and other adverse market movements, as well as to increase returns. The Master Fund may also invest in corporate loans.

JNL/BlackRock Commodity Securities Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund may invest in securities of any market capitalization.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% of its total assets in each strategy. The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodities Strategy” will focus on investments in commodity securities.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers.  The Fund’s neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% of the Fund’s assets to equities and 25% to 45% of the Fund’s assets to fixed-income.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

JNL/Capital Guardian U.S. Growth Equity Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts and other U.S. registered foreign securities that are tied economically to the U.S.).  The Fund normally will invest in common stocks and convertible securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

JNL/Eagle Core Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term growth through capital appreciation and, secondarily, current income by investing under normal circumstances at least 80% of its net assets in equity securities consisting primarily of common stocks of large U.S. companies.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by making allocations (approximately 33 1/3%) of its assets and cash flows among three Underlying Funds: 1) JNL/Franklin Templeton Income Fund; 2) JNL/Franklin Templeton Global Growth Fund; and 3) JNL/Franklin Templeton Mutual Shares Fund.  These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing primarily in the equity securities of companies located anywhere in the world, including emerging markets (under normal market conditions).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities (under normal market conditions).

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion (under normal market conditions). The Fund may invest in emerging market countries.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term, and secondarily, income by investing mainly in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  The Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalizations greater than $5 billion , with a portion in smaller companies.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, normally, at least 80% of its assets in investments of small-capitalization companies.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

JNL/Goldman Sachs Emerging Markets Debt Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of total return consisting of income and capital appreciation by investing, under normal circumstances, at least 80% of its assets in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries, sovereign and corporate debt of issuers located in emerging countries denominated in U.S. dollars, and/or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap® Value Index at the time of the investment.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.) and sub-sub-adviser: Invesco Asset Management Ltd.)

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing in a diversified portfolio of reasonably priced, quality international equity securities of companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed markets of Western Europe and the Pacific Basin.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc. ))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks high total return over the long term by allocating its assets among primarily stocks, bonds, commodities, and short-term instruments of issuers located around the world.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.

JNL/Lazard Emerging Markets Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/M&G Global Basics Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term capital growth by investing in companies operating in basic industries (“primary” and “secondary” industries), and also in companies that service these industries.  The Fund focuses on the “building blocks of the global economy.”  The Fund invests in companies that produce raw materials or turn them into products for consumers.  Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy).  The Fund may also invest in other global equities.

JNL/M&G Global Leaders Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term total return (the combination of income and growth of capital) by investing in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders) either directly or as a result of a rise in its stock or bond price or dividends, or stock splits, or indirectly by its participation in activities or markets providing for future enhanced profitability.  The Fund aims to achieve consistent returns in the global equity funds sector.

JNL/Mellon Capital Management 10 x 10 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation and income by investing in Class A shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital Management JNL 5 Fund;
➢	10% in the JNL/Mellon Capital Management S&P 500 Index Fund;
➢	10% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
➢	10% in the JNL/Mellon Capital Management Small Cap Index Fund;
➢	10% in the JNL/Mellon Capital Management International Index Fund; and
➢	10% in the JNL/Mellon Capital Management Bond Index Fund.

JNL/Mellon Capital Management Index 5 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by investing in Class A shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital Management S&P 500 Index Fund;
➢	20% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
➢	20% in the JNL/Mellon Capital Management Small Cap Index Fund;
➢	20% in the JNL/Mellon Capital Management International Index Fund; and
➢	20% in the JNL/Mellon Capital Management Bond Index Fund.

JNL/Mellon Capital Management European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Management Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital Management S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.  The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P MidCap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 index and sampling from the remaining securities.

JNL/Mellon Capital Management International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australasia Far East Index (“EAFE”). The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index.

JNL/Mellon Capital Management Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Mellon Capital Management Global Alpha Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Company)

Seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

JNL/PAM Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return and further seeks to achieve long-term capital growth by investing under normal circumstances at least 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.

JNL/PAM China-India Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments. The Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments (such as options, futures contracts or swap agreements, including credit default swaps), and the Fund may also invest in securities of foreign issuers.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index at the time of the initial purchase.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index, under normal market conditions at the time of initial purchase.  The range will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of domestic companies with market capitalizations within the range of companies constituting the S&P 500 Index.   At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies  (“Listed Private Equity Companies”), and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/Select Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents.

JNL/Select Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments.

JNL/Select Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations (generally $3 billion).

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies.  The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.  Income is a secondary objective.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three stocks with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on each Stock Selection Date:

➢	25% in JNL/S&P Competitive Advantage Fund;
➢	25% in JNL/S&P Dividend Income & Growth Fund;
➢	25% in JNL/S&P Intrinsic Value Fund; and
➢	25% in JNL/S&P Total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Disciplined Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Disciplined Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 15% of its assets to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Disciplined Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL Variable Fund LLC
JNL/Mellon Capital Management DowSM 10 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average which have the highest indicated annual dividend yields.

JNL/Mellon Capital Management S&P® 10 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index.

JNL/Mellon Capital Management Global 15 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing in the common stocks of certain companies which are components of the Dow Jones Industrial Average, the Financial Times Ordinary Index  and the Hang Seng Index.

JNL/Mellon Capital Management Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies are selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Management Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in 30 of the 100 common stocks that Value Line® gives a #1 ranking for TimelinessTM.  The 30 stocks are selected each year by the sub-adviser based on certain positive financial attributes.

JNL/Mellon Capital Management DowSM Dividend Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book on each Stock Selection Date.

JNL/Mellon Capital Management S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on each Stock Selection Date.

JNL/Mellon Capital Management S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor's MidCap 400 Index and 30 companies in the Standard & Poor's SmallCap 600 Index.  The 60 companies are selected on each Stock Selection Date.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Fund focuses on small and mid-capitalization companies because the sub-adviser believes they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital Management NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies.  The 25 companies are selected on each Stock Selection Date by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 stocks with the highest overall ranking on the two factors.

JNL/Mellon Capital Management 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The stocks are selected by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.

JNL/Mellon Capital Management Select Small-Cap Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on each Stock Selection Date.

JNL/Mellon Capital Management JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy; and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Management JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 20 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Management VIP Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢	The DowSM Dividend Strategy;
➢	The European 20 Strategy;
➢	The Nasdaq® 25 Strategy;
➢	The S&P 24 Strategy;
➢	The Select Small-Cap Strategy; and
➢	The Value Line® 30 Strategy.

JNL/Mellon Capital Management Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Management Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Management Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Management Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Management Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Management Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund's investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers.  The Funds described are available only through variable annuity contracts issued by Jackson.  They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base.  A Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing.  Additional Funds and Investment Divisions may be available in the future.  The prospectuses for the JNL Series Trust and the JNL Variable Fund LLC are attached to this prospectus.  However, these prospectuses may also be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

Voting Privileges. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund.  We will vote all the shares we own in proportion to those instructions from Owners.  An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account.  We will not do this without any required approval of the SEC.  We will give you notice of any substitution.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract.  Charges are deducted proportionally from your Contract Value.  Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you elected to add that optional endorsement to your Contract.  These charges may be a lesser amount where required by state law or as described below, but will not be increased.  We expect to profit from certain charges assessed under the Contract.  These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for the Mortality and Expense Risk Charge.  On an annual basis, this charge equals 1.10% of the average daily net asset value of your allocations to the Investment Divisions.  For Contracts issued before May 3, 2004, the Mortality and Expense Risk Charge is 1.00%.  This charge does not apply to the Fixed Account or the GMWB Fixed Account.

This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract.  Our mortality risks under the Contracts arise from our obligations:

●	to make income payments for the life of the Annuitant during the income phase;
●	to waive the withdrawal charge in the event of the Owner's death; and
●	to provide a basic death benefit prior to the Income Date.

Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge.  Included among these expense risks are those that we assume in connection with waivers of withdrawal charges under the Terminal Illness Benefit, the Specified Conditions Benefit and the Extended Care Benefit.

If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

Annual Contract Maintenance Charge. During the accumulation phase, we deduct a $35 annual contract maintenance charge on the Contract Anniversary of the Issue Date.  We will also deduct the annual contract maintenance charge if you make a total withdrawal.  This charge is for administrative expenses.  The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and generally is taken from the Investment Divisions, the Fixed Account and the GMWB Fixed Account based on the proportion their respective value bears to the Contract Value.  We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges.  On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the Fixed Account or the GMWB Fixed Account.  This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

For Contracts purchased on or after September 28, 2009, this charge is waived if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million.  If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, the Administration Charge will be reinstated.

For Contracts purchased before September 28, 2009, this charge is waived on initial premiums of $1 million or more but we reserve the right to reverse this waiver and reinstate the administration charge if withdrawals during the first Contract Year cause the Contract Value to fall below $1 million.

Transfer Charge. You must pay $25 for each transfer in excess of 15 in a Contract Year.  This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division or the Fixed Account, as applicable.  We waive the transfer charge in connection with Dollar Cost Averaging, Earnings Sweep, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

Withdrawal Charge. At any time during the accumulation phase (if and to the extent that Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

●
premiums that are no longer subject to a withdrawal charge (premiums in your annuity for at least seven (three for the Three-Year Withdrawal Charge Period option or five for the Five-Year Withdrawal Charge Period option) years without being withdrawn), plus

●	earnings (excess of your Contract Value allocated to the Investment Divisions, the Fixed Account and the GMWB Fixed Account over your remaining premiums allocated to those accounts)
●
during each Contract Year 10% (20% if you have elected the 20% Additional Free Withdrawal endorsement) of premium (subject to certain exclusions) that would otherwise incur a withdrawal charge, be subject to a Contract Enhancement recapture charge, or be reduced by an Excess Interest Adjustment, and that has not been previously withdrawn (this can be withdrawn at once or in segments throughout the Contract Year), minus earnings (required minimum distributions will be counted as part of the free withdrawal amount).

We will deduct a withdrawal charge on:

●	withdrawals in excess of the free withdrawal amount (the withdrawal charge is imposed only on the excess amount above the free withdrawal amount), or
●	withdrawals under a tax-qualified Contract that exceed its required minimum distribution (the entire withdrawal will be subject to the withdrawal charge), or
●
withdrawals in excess of the free withdrawal amounts to meet the required minimum distribution of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distribution of a Roth IRA annuity (the withdrawal charge is imposed only on the excess amount above the free withdrawal amount), or

●	amounts withdrawn in a total withdrawal, or
●	amounts applied to income payments on an Income Date that is within one year of the Issue Date.

The amount of the withdrawal charge deducted varies (depending upon whether you have elected the Three-Year Withdrawal Charge Period option or the Five-Year Withdrawal Charge Period option and how many years prior to the withdrawal you made the premium payment(s) you are withdrawing) according to the following schedule (state variations may apply) :

Withdrawal Charge (as a percentage of premium payments):

Completed Years since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+

Base Schedule	8.5%	7.5%	6.5%	5.5%	5%	4%	2%	0

Withdrawal Charge if Five-Year Period Applies	8%	7%	6%	4%	2%	0	0	0

Withdrawal Charge if Three-Year Period Applies*	7.5%	6.5%	5%	0	0	0	0	0
	* PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts purchased before October 11, 2010

Withdrawal Charge (as a percentage of premium payments):

Completed Years since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+

Base Schedule	8.5%	8%	7%	6%	5%	4%	2%	0

For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium.  If you make a full withdrawal, or elect to commence income payments within one year of the date your Contract was issued, the withdrawal charge is based on premiums remaining in the Contract and no free withdrawal amount applies.  If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract.  The withdrawal charge compensates us for costs associated with selling the Contracts.

Note:  Withdrawals under a non-qualified Contract will be taxable on an “income first” basis.  This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full.  Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

We do not assess the withdrawal charge on any amounts paid out as:

●	income payments during your Contract's income phase (but the withdrawal charge is deducted at the Income Date if income payments are commenced in the first Contract Year);
●	death benefits;
●
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the withdrawal requested exceeds the required minimum distribution; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge);

●
if permitted by your state, withdrawals of up to $250,000 from the Investment Divisions, the Fixed Account (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

●
if permitted by your state, withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Investment Divisions, the Fixed Account (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce our sales expense.  Some examples are the purchase of a Contract by a large group of individuals or an existing relationship between us and a prospective purchaser.  We may not deduct a withdrawal charge under a Contract issued to an officer, director, agent or employee of Jackson or any of our affiliates.

Earnings Protection Benefit (“EarningsMax”) Charge. If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals 0.30% (for a maximum of 0.45%) on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  The charge on currently offered Contracts may be less.  Please check with your representative to learn about the current level of the charge and its availability in your state.  This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years old or younger), even though the benefit is not payable.  If your spouse elects to continue the Contract under the Special Spousal Continuation Option, the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease.  We stop deducting this charge on the date you annuitize.

Contract Enhancement Charge. If you select one of the Contract Enhancements, then for a period of seven Contract Years (five for the 2% Contract Enhancement) a charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions.  These charges will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates by the applicable charge percentage, but not below the minimum guaranteed interest rate (assuming no withdrawals).  (For more information about the Fixed Account Options and the GMWB Fixed Account, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25 .)  The amounts of these charges (or reductions in credited rates) depends upon which of the Contract Enhancements you select:

Contract Enhancement	2%	3%	4%	5%

Charge (on an annual basis)	0.395%	0.42%	0.56%	0.695%

For an example of how these charges will reduce rates credited to a Fixed Account Option, assume that you purchase your Contract, elect the 5% Contract Enhancement, and the Contract's Fixed Account minimum interest rate is 2% in the first 10 years and 3% thereafter.  Assume also that, on the Contract's Issue Date, you allocated money to the three-year Fixed Account Option and that the rate credited to the Contract Value allocated to the three-year Fixed Account Option before the deduction of the Contract Enhancement charge is 4%.  Thus, the rate credited on an annual basis to the Contract Value in the three-year Fixed Account Option after the deduction of the Contract Enhancement charge would be 3.305% (4.000% - 0.695%).

Due to the Contract Enhancement charges listed above, it is possible that upon a total withdrawal, you will receive less money back than if you had not elected the Contract Enhancement.

Contract Enhancement Recapture Charge. If you select a Contract Enhancement and then make a partial or total withdrawal from your Contract in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement), you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your premiums.  The recapture charge is applied to withdrawals when:

•	the Contract is returned during the free look period;

•	withdrawals are in excess of the free withdrawal amount (the recapture charge is imposed only on the excess amount above the free withdrawal amount);

•	withdrawals exceed the required minimum distribution of the Internal Revenue Code (the entire withdrawal will be assessed the applicable recapture charge);

•	there is a total withdrawal; and

•	there is a total withdrawal due to annuitizing the Contract and the corresponding Income Date is within the recapture charge schedule (see Example 3 in Appendix B).

The percentage amount of the recapture charge depends upon (i) the corresponding declining amount of the Contract Enhancement based on the Contract Year when the premium payment being withdrawn was received and (ii) when the charge is imposed based on the Completed Years since the receipt of the related premium.  The percentage amounts of the recapture charges are as follows (please see the examples in Appendix B showing how these recapture charges are applied to withdrawals):

Contract Enhancement Recapture Charge (as a percentage of the corresponding premium payment withdrawn if an optional Contract Enhancement is selected)

2% Contract Enhancement

Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	2%	2%	1.25%	1.25%	0.50%	0%	0%	0%
1-2	2%	1.25%	1.25%	0.50%	0%	0%	0%	0%
2-3	1.25%	1.25%	0.50%	0%	0%	0%	0%	0%
3-4	1.25%	0.50%	0%	0%	0%	0%	0%	0%
4-5	0.50%	0%	0%	0%	0%	0%	0%	0%
5-6	0%	0%	0%	0%	0%	0%	0%	0%
6-7	0%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

3% Contract Enhancement

Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	3%	3%	2%	2%	2%	1%	1%	0%
1-2	3%	2%	2%	2%	1%	1%	0%	0%
2-3	2%	2%	1.25%	1%	1%	0%	0%	0%
3-4	2%	2%	1%	1%	0%	0%	0%	0%
4-5	2%	1%	1%	0%	0%	0%	0%	0%
5-6	1%	1%	0%	0%	0%	0%	0%	0%
6-7	1%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

4% Contract Enhancement

Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	4%	4%	2.50%	2.50%	2.50%	1.25%	1.25%	0%
1-2	4%	2.50%	2.50%	2.50%	1.25%	1.25%	0%	0%
2-3	2.50%	2.50%	2%	1.25%	1.25%	0%	0%	0%
3-4	2.50%	2.50%	1.25%	1.25%	0%	0%	0%	0%
4-5	2.50%	1.25%	1.25%	0%	0%	0%	0%	0%
5-6	1.25%	1.25%	0%	0%	0%	0%	0%	0%
6-7	1.25%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

5% Contract Enhancement

Contract Year Premium is Received

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	4.50%	3.75%	3.25%	2.75%	2%	1.25%	1%	0%
1-2	3.75%	3.25%	2.75%	2%	1.25%	1%	0%	0%
2-3	3.25%	2.75%	2%	1.25%	1%	0%	0%	0%
3-4	2.75%	2%	1.25%	1%	0%	0%	0%	0%
4-5	2%	1.25%	1%	0%	0%	0%	0%	0%
5-6	1.25%	1%	0%	0%	0%	0%	0%	0%
6-7	1%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

For Contracts purchased before May 1, 2010

Contract Enhancement Recapture Charge (as a percentage of the corresponding first year premium payment withdrawn if an optional Contract Enhancement is selected*)

Completed Years Since Receipt of Premium

	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Recapture Charge (2% Contract Enhancement)	2%	2%	1.25%	1.25%	0.5%	0	0	0
Recapture Charge (3% Contract Enhancement)	3%	3%	2%	2%	2%	1%	1%	0
Recapture Charge (4% Contract Enhancement)	4%	4%	2.5%	2.5%	2.5%	1.25%	1.25%	0
Recapture Charge (5% Contract Enhancement)	4.5%	3.75%	3.25%	2.75%	2%	1.25%	1%	0

* For Contracts purchased before May 1, 2010, premium payments received after the first Contract Year are not eligible for a Contract Enhancement and, therefore, those premium payments are not subject to a recapture charge.  If the 5% Contract Enhancement was elected, no premium is accepted after the first Contract Year.

If you return your Contract during the free look period, the entire amount of any Contract Enhancement will be recaptured.

The recapture charge percentage will be applied to the corresponding premium reflected in the amount withdrawn or to the corresponding premium reflected in the amount applied to income payments.  (Please see the examples in Appendix B.)  The amount recaptured will be taken from the Investment Divisions and the Fixed Account (and the GMWB Fixed Account, if applicable) in the proportion their respective values bear to the Contract Value.  The dollar amount recaptured from the corresponding premium will never exceed the dollar amount of the Contract Enhancement added to the Contract with respect to that premium payment.  Recapture charges will be applied upon electing to receive income payments if the corresponding Income Date is within the recapture charge schedule, even in a situation where the withdrawal charge is waived (see Example 3 in Appendix B).

We expect to make a profit on the recapture charge, and examples in Appendix B may assist you in understanding how the recapture charge works.  However, we do not assess the recapture charge on any amounts paid out as:

●	death benefits;
●	withdrawals taken under the additional free withdrawal provision;
●
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge);

●
if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

●
if permitted by your state, additional withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

FutureGuard Guaranteed Minimum Income Benefit Charge.

PLEASE NOTE:  EFFECTIVE DECEMBER 3, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for FutureGuard depends on the endorsement's availability and the frequency of deduction, as explained below.

For Contracts with this GMIB purchased on and after May 3, 2004 (subject to availability), you pay 0.15% of the GMIB Benefit Base each calendar quarter (0.60% annually).

For Contracts with this GMIB purchased before May 3, 2004 (subject to availability), you pay 0.10% of the GMIB Benefit Base each calendar quarter (0.40% annually).

For Contracts with this GMIB purchased in Washington State on and after January 17, 2006 (subject to availability), you pay 0.05% of the GMIB Benefit Base each Contract Month (0.60% annually).

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GMIB Benefit Base.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GMIB Benefit Base, please see “FutureGuard Guaranteed Minimum Income Benefit” beginning on page 304.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection, as applicable.  Similarly, the charge is prorated upon termination of the endorsement.  PLEASE NOTE: The charge for this GMIB will be deducted even if you never use the benefit.  Also, this GMIB only applies to certain optional income payments.

FutureGuard 6 Guaranteed Minimum Income Benefit Charge.

PLEASE NOTE:  EFFECTIVE APRIL 6, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts with this GMIB purchased on or after October 6, 2008, the charge for this benefit is 0.2125% of the GMIB Benefit Base each calendar quarter (0.85% annually).  For Contracts purchased in Washington State on or after October 6, 2008, you pay 0.0725% of the GMIB Benefit Base for this benefit each Contract Month (0.87% annually).  For Contracts with this GMIB purchased before October 6, 2008, the charge is 0.20% of the GMIB Benefit Base each calendar quarter (0.80% annually).  For Contracts purchased in Washington State before October 6, 2008, you pay 0.07% of the GMIB Benefit Base each Contract Month (0.84% annually).

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GMIB Benefit Base.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GMIB Benefit Base, please see “FutureGuard 6 Guaranteed Minimum Income Benefit” beginning on page 306.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection, as applicable.  Similarly, the charge is prorated upon termination of the endorsement.  PLEASE NOTE: The charge for this GMIB will be deducted even if you never use the benefit.  Also, this GMIB only applies to certain optional income payments.

Guaranteed Minimum Accumulation Benefit (“GMAB”) Charge.  If you select the GMAB, in most states you will pay 0.125% of the Guaranteed Value (GV) each calendar quarter (0.50% annually).  In Washington State, the charge is monthly, currently 0.0425% of the GV (0.51% annually).  The GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period.  If you select the GMAB when you purchase your Contract, the GV is your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMAB is re-elected, the GV is generally your Contract Value at the time of re-election, adjusted for any subsequent withdrawals. For more information about the GV, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 78 .

We deduct the charge from your Contract Value.  The actual deduction of the charge will be reflected in your quarterly statement.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account, including the GMAB Fixed Account. In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GV.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement.  We reserve the right to prospectively change the charge on new Contracts or upon re-election of the benefit after the Contract is issued – subject to a maximum charge of 1.00% annually in states where the charge is quarterly, 1.02% annually in states where the charge is monthly.  We stop deducting this charge on the earlier of the date that the Guarantee Period ends (unless re-elected by you) or the date that the GMAB terminates for any other reason.  Please check with your representative to learn about the current level of the charge, the current interest rate for the GMAB Fixed Account and the current required allocation of premium to the GMAB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  For more information about how this endorsement works, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 78 .

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on when the endorsement is added to the Contract.  For more information about the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 85. The charge also depends on the endorsement's availability, the basis for deduction, and the frequency of deduction, as explained below.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts to which this GMWB is added on and after January 17, 2006 (subject to availability), the charge is:

Maximum Annual Charge	Current Annual Charge
Quarterly or Monthly	Quarterly	Monthly
0.75%	0.40% ÷ 4	0.42% ÷ 12

You pay the applicable annual percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 88.)

For Contracts to which this GMWB was added before January 17, 2006, the charge is:

Maximum Annual Charge	Current Annual Charge
0.70%	0.40%

You pay the percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

For Contracts to which this GMWB was added before October 4, 2004, the charge is:

Maximum Annual Charge	Current Annual Charge
0.70%	0.35% 0.55% upon step-up

You pay the percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions, which increases to 0.55% upon the first step-up.

We reserve the right to prospectively change the charge on new Contracts, or if you select the benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this GMWB is added on and after January 17, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting the charge on the earlier date that you annuitize the Contract or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 85.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).    For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 94 .

Annual Charge	Maximum		Current
For endorsements purchased on or after May 1, 2010	1.20% ÷ 4	1.20% ÷ 12	0.60% ÷ 4	0.60% ÷ 12
For endorsements purchased before May 1, 2010	.80% ÷ 4	.81% ÷ 12	0.45% ÷ 4	0.45% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge: on new Contracts; or upon election of a step-up – subject to the applicable maximum charge. The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 94 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. If you select the 5% GMWB With Annual Step-Up, in most states you will pay 0.1625% of the GWB each quarter (0.65% annually).  In Washington State, the charge is monthly, currently 0.055% of the GWB (0.66% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 99 .

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 102 .)

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.1125% of the GWB each quarter (0.45% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each quarter (0.20% annually).  If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each Contract Month (0.45% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.0175% of the GWB each Contract Month (0.21% annually).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.45% annually in states where the charge is quarterly, 1.47% annually in states where the charge is monthly.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 99 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge. If you select the 6% GMWB With Annual Step-Up, in most states you will pay 0.2125% of the GWB each quarter (0.85% annually).  In Washington State, the charge is monthly, currently 0.0725% of the GWB (0.87% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 103 .

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 107 .)

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each quarter (0.60% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each quarter (0.30% annually).  If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.05% of the GWB each Contract Month (0.60% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each Contract Month (0.30% annually).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.60% annually in states where the charge is quarterly, 1.62% annually in states where the charge is monthly.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 103 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge.  If you select the 5% GMWB without Step-Up, in most states you will pay 0.05% of the GWB each calendar quarter (0.20% annually).  In Washington State, the charge is monthly, currently 0.0175% of the GWB (0.21% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 103.

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 107.)

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each calendar quarter (0.15% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually).  If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0125% of the GWB each Contract Month (0.15% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.01% of the GWB each Contract Month (0.12% annually).

We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually in states where the charge is quarterly, 0.51% annually in states where the charge is monthly.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 103.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”) Charge.  The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  The charge varies by age group (see table below).  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 107.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	0.85% ÷ 4	0.87% ÷ 12	0.40% ÷ 4	0.42% ÷ 12
50 – 54	0.85% ÷ 4	0.87% ÷ 12	0.40% ÷ 4	0.42% ÷ 12
55 – 59	1.20% ÷ 4	1.20% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
60 – 64	1.30% ÷ 4	1.32% ÷ 12	0.75% ÷ 4	0.75% ÷ 12
65 – 69	1.45% ÷ 4	1.47% ÷ 12	0.90% ÷ 4	0.90% ÷ 12
70 – 74	0.85% ÷ 4	0.87% ÷ 12	0.50% ÷ 4	0.51% ÷ 12
75 – 80	0.60% ÷ 4	0.60% ÷ 12	0.35% ÷ 4	0.36% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 113.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 107.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 107.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge.  The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  The charge varies by age group (see table below).  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 113.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	1.00% ÷ 4	1.02% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
50 – 54	1.15% ÷ 4	1.17% ÷ 12	0.70% ÷ 4	0.72% ÷ 12
55 – 59	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
60 – 64	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
65 – 69	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
70 – 74	0.90% ÷ 4	0.90% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
75 – 80	0.65% ÷ 4	0.66% ÷ 12	0.40% ÷ 4	0.42% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 120.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 113.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 113.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  The charge varies by age group (see table below).  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 121.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	0.85% ÷ 4	0.87% ÷ 12	0.40% ÷ 4	0.42% ÷ 12
50 – 54	1.00% ÷ 4	1.02% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
55 – 59	1.45% ÷ 4	1.47% ÷ 12	0.85% ÷ 4	0.87% ÷ 12
60 – 64	1.45% ÷ 4	1.47% ÷ 12	0.85% ÷ 4	0.87% ÷ 12
65 – 69	1.20% ÷ 4	1.20% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
70 – 74	0.75% ÷ 4	0.75% ÷ 12	0.35% ÷ 4	0.36% ÷ 12
75 – 80	0.55% ÷ 4	0.57% ÷ 12	0.30% ÷ 4	0.30% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 127.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up” beginning on page 121.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up” beginning on page 121.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”) Charge.  The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest Covered Life's age when the endorsement is added to the Contract.  For more information about the GWB and for information on who is a Covered Life under this form of GMWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 128.  The charge varies by age group (see table below), and both Covered Lives must be within the eligible age range.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	1.00% ÷ 4	1.02% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
50 – 54	1.00% ÷ 4	1.02% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
55 – 59	1.35% ÷ 4	1.35% ÷ 12	0.80% ÷ 4	0.81% ÷ 12
60 – 64	1.45% ÷ 4	1.47% ÷ 12	0.90% ÷ 4	0.90% ÷ 12
65 – 69	1.60% ÷ 4	1.62% ÷ 12	1.05% ÷ 4	1.05% ÷ 12
70 – 74	1.00% ÷ 4	1.02% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
75 – 80	0.75% ÷ 4	0.75% ÷ 12	0.50% ÷ 4	0.51% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 134.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 128.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 128.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”) Charge.  The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest Covered Life's age when the endorsement is added to the Contract.  For more information about the GWB and for information on who is a Covered Life under this form of GMWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 135.  The charge varies by age group (see table below) and both Covered Lives must be within the eligible age range.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	1.10% ÷ 4	1.11% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
50 – 54	1.25% ÷ 4	1.26% ÷ 12	0.80% ÷ 4	0.81% ÷ 12
55 – 59	1.70% ÷ 4	1.71% ÷ 12	1.10% ÷ 4	1.11% ÷ 12
60 – 64	1.70% ÷ 4	1.71% ÷ 12	1.10% ÷ 4	1.11% ÷ 12
65 – 69	1.45% ÷ 4	1.47% ÷ 12	0.90% ÷ 4	0.90% ÷ 12
70 – 74	1.00% ÷ 4	1.02% ÷ 12	0.60% ÷ 4	0.60% ÷ 12
75 – 80	0.80% ÷ 4	0.81% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  For more information about the GWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 135.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 142.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 135.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 135.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 142.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 85	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 149.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 142.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 142.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 150.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 85	1.70% ÷ 4	1.71% ÷ 12	1.15% ÷ 4	1.17% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  For Contracts to which this endorsement was added before December 3, 2007, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after December 3, 2007, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 157.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 150.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 150.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 158.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 158.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 158.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom GMWB only.  If you purchase the LifeGuard Freedom DB, additional charges apply for that benefit.  Please see “LifeGuard Freedom DB” under “Death Benefit Charges”, beginning on page 67 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 168.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 168.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 168.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 179.

Annual Charge	Maximum		Current
Ages 45 – 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 179.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 179.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom 6 GMWB only.  If you purchase the LifeGuard Freedom 6 DB, additional charges apply for that benefit.  Please see “LifeGuard Freedom 6 DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 68 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 179.

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 188.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 188.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 197.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.85% ÷ 4	0.87% ÷ 12
For endorsements purchased before September 28, 2009	1.20% ÷ 4	1.20% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 197.

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 197.  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 197.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 208.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85% ÷ 4	1.86% ÷ 12	1.05% ÷ 4	1.05% ÷ 12
For endorsements purchased before September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.80% ÷ 4	0.81% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 208.

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 208.  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 208.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 224 .

Annual Charge	Maximum		Current
For endorsements issued on or after October 11, 2010	2.00% ÷ 4	2.04% ÷ 12	1.00% ÷ 4	1.02% ÷ 12
For endorsements issued before October 11, 2010	1.70% ÷ 4	1.74% ÷ 12	0.85% ÷ 4	0.87% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 224 .

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary if this endorsement was issued before October 11, 2010 ) , again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 224 .  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the second Contract Anniversary ( fifth Contract Anniversary if this endorsement was issued before October 11, 2010) , the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 224 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select With Joint Option”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 236 .

Annual Charge	Maximum		Current
For endorsements issued on or after October 11, 2010	2.60% ÷ 4	2.64% ÷ 12	1.30% ÷ 4	1.32% ÷ 12
For endorsements issued before October 11, 2010	2.10% ÷ 4	2.10% ÷ 12	1.05% ÷ 4	1.05% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 236 .

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary if this endorsement was issued before October 11, 2010 ) , again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 236 .  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the second Contract Anniversary ( fifth Contract Anniversary if this endorsement was issued before October 11, 2010) , the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets” beginning on page 236 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 249 .

Annual Charge	Maximum		Current
Ages 45 – 80	2.10% ÷ 4	2.10% ÷ 12	1.05% ÷ 4	1.05% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 249 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 249 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 260 .

Annual Charge	Maximum		Current
Ages 45 – 80	3.00% ÷ 4	3.00% ÷ 12	1.50% ÷ 4	1.50% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 260 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 260 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 267.  The charge varies by age group.  The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For Contracts to which this GMWB was added before May 1, 2006 (subject to availability), the charge for each age group is:

Annual Charge	Maximum		Current
Ages 60 – 64	1.30% ÷ 4	1.32% ÷ 12	0.90% ÷ 4	0.90% ÷ 12
65 – 69	0.85% ÷ 4	0.87% ÷ 12	0.60% ÷ 4	0.60% ÷ 12
70 – 74	0.60% ÷ 4	0.60% ÷ 12	0.50% ÷ 4	0.51% ÷ 12
75 – 80	0.50% ÷ 4	0.51% ÷ 12	0.40% ÷ 4	0.42% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 273.)

For Contracts to which this GMWB was added before January 17, 2006, the charge for each age group is:

Annual Charge	Maximum	Current
Ages 60 – 64	1.30%	0.90%
65 – 69	0.85%	0.60%
70 – 74	0.60%	0.50%
75 – 80	0.50%	0.40%
Charge Basis	Investment Divisions
Charge Frequency	Daily

You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.  The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made.  But this charge reduction is not available upon the spouse's continuation of the Contract.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 267.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 267.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  For more information about the GWB, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 274.  The charge varies by age group.  The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For Contracts to which this GMWB was added before May 1, 2006 (subject to availability), the charge for each age group is:

Annual Charge	Maximum		Current
Ages 50 – 54	0.85% ÷ 4	0.87% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
55 – 59	0.65% ÷ 4	0.66% ÷ 12	0.50% ÷ 4	0.51% ÷ 12
60 – 64	0.50% ÷ 4	0.51% ÷ 12	0.35% ÷ 4	0.36% ÷ 12
65 – 69	0.35% ÷ 4	0.36% ÷ 12	0.25% ÷ 4	0.27% ÷ 12
70 – 74	0.30% ÷ 4	0.30% ÷ 12	0.20% ÷ 4	0.21% ÷ 12
75 – 80	0.20% ÷ 4	0.21% ÷ 12	0.15% ÷ 4	0.15% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 279.)

For Contracts to which this GMWB was added before January 17, 2006, the charge for each age group is:

Annual Charge	Maximum	Current
Ages 50 – 54	0.85%	0.65%
55 – 59	0.65%	0.50%
60 – 64	0.50%	0.35%
65 – 69	0.35%	0.25%
70 – 74	0.30%	0.20%
75 – 80	0.20%	0.15%
Charge Basis	Investment Divisions
Charge Frequency	Daily

You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.  The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made.  But this charge reduction is not available upon the spouse's continuation of the Contract.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 274.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 274.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge.   The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “LifeGuard Freedom Flex GMWB” beginning on page 285 .

LifeGuard Freedom Flex GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%÷4	1.80%÷12	0.90%÷4	0.90%÷12
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.00%÷4	2.04%÷12	1.00%÷4	1.02%÷12
6% Bonus and Annual Step-Up	1.90%÷4	1.92%÷12	0.95%÷4	0.96%÷12
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.20%÷4	2.22%÷12	1.10%÷4	1.11%÷12
7% Bonus and Annual Step-Up	2.20%÷4	2.22%÷12	1.10%÷4	1.11%÷12
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%÷4	2.52%÷12	1.25%÷4	1.26%÷12
8% Bonus and Annual Step-Up	2.60%÷4	2.64%÷12	1.30%÷4	1.32%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State , you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.   In Washington State , the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued ( subject to availability), subject to the applicable maximum annual charge.  We may also change the charge when there is a Step-Up on or after the second Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic Step-Ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic Step-Ups will prevent an increase in the charge, discontinuing Step-Ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.   You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “ LifeGuard Freedom Flex GMWB ” beginning on page 294 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.   For more information about how the endorsement works, please see “LifeGuard Freedom Flex GMWB” beginning on page 285 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom Flex GMWB only.  If you purchase the LifeGuard Freedom Flex DB, additional charges apply for that benefit.  Please see “LifeGuard Freedom Flex DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 70 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge.   The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “LifeGuard Freedom Flex With Joint Option” beginning on page 296 .

LifeGuard Freedom Flex With Joint Option GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.10%÷4	2.10%÷12	1.05%÷4	1.05%÷12
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%÷4	2.52%÷12	1.25%÷4	1.26%÷12
6% Bonus and Annual Step-Up	2.50%÷4	2.52%÷12	1.25%÷4	1.26%÷12
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%÷4	3.00%÷12	1.50%÷4	1.50%÷12
7% Bonus and Annual Step-Up	3.00%÷4	3.00%÷12	1.50%÷4	1.50%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State , you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.   In Washington State , the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability ), subject to the applicable maximum annual charge.  We may also change the charge when there is a Step-Up on or after the second Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic Step-Ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic Step-Ups will prevent an increase in the charge, discontinuing Step-Ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.   You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 305 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.   For more information about how the endorsement works, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 296 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Death Benefit Charges. There is no additional charge for the Contract's basic death benefit.  However, for an additional charge, you may select one of the Contract's available optional death benefits in place of the basic death benefit.  Please ask your agent whether there are variations on these benefits in your state or contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

For Contracts issued on or after October 6, 2008:

If you select the 5% Roll-up Death Benefit, you will pay 0.15% of the GMDB Benefit Base for this benefit each Contract Quarter (0.60% annually), subject to a maximum quarterly charge of 0.30% (1.20% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 316 .

If you select the 6% Roll-up Death Benefit, you will pay 0.20% of the GMDB Benefit Base for this benefit each Contract Quarter (0.80% annually), subject to a maximum quarterly charge of 0.40% (1.60% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 318 .

If you select the Highest Quarterly Anniversary Value Death Benefit, you will pay 0.075% of the GMDB Benefit Base for this benefit each Contract Quarter (0.30% annually), subject to a maximum quarterly charge of 0.15% (0.60% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 319 .

If you select the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.175% of the GMDB Benefit Base for this benefit each Contract Quarter (0.70% annually), subject to a maximum quarterly charge of 0.35% (1.40% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 319 .

If you select the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.225% of the GMDB Benefit Base for this benefit each Contract Quarter (0.90% annually), subject to a maximum quarterly charge of 0.45% (1.80% annually) on new issues.  We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Death Benefit” under “Optional Death Benefits”, beginning on page 321 .

If you select the LifeGuard Freedom DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom GMWB, you will pay two separate charges for the combined benefit.  For LifeGuard Freedom DB, you will pay 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually).  The charge for LifeGuard Freedom DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom GMWB, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter at the rate of 0.95% annually.  For more information about the GMWB Death Benefit, please see “LifeGuard Freedom DB” under “Optional Death Benefits”, beginning on page 317.  For more information about the charges for LifeGuard Freedom GMWB, please see page 54, and for benefit information, including the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 158.

We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THE LIFEGUARD FREEDOM DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom 6 DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB, you will pay two separate charges for the combined benefit.  For LifeGuard Freedom 6 DB, you will pay 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually).  The charge for LifeGuard Freedom 6 DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom 6 GMWB, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter at the rate of 0.95% annually.  For more information about the GMWB Death Benefit, please see “LifeGuard Freedom 6 DB” under “Optional Death Benefits”, beginning on page 318.  For more information about the charges for LifeGuard Freedom 6 GMWB, please see page 56, and for benefit information, including the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 179.

We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.   PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THE LIFEGUARD FREEDOM 6 DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom Flex DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options), you will pay two separate charges for the combined benefit.  For LifeGuard Freedom Flex DB, you will pay 0.175% of the GMWB Death Benefit each Contract Quarter ( 0.70% annually ).  (For Contracts purchased in Washington State , the current and maximum charge for LifeGuard Freedom Flex DB is 0.06% of the GMWB Death Benefit each Contract Month ( 0.72% annually ).)     The charge for LifeGuard Freedom Flex DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom Flex GMWB, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter at the current rate of 0.95% annually.   (For Contracts purchased in Washington State , the charge for LifeGuard Freedom Flex GMWB is currently 0.08% of the GWB each Contract Month ( 0.96% annually ).)  For more information about the GMWB Death Benefit, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 325 .  For more information about the charges for LifeGuard Freedom Flex GMWB, please see page 67 , and for benefit information, including the GWB, please see “LifeGuard Freedom Flex GMWB” beginning on page 285 .

We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

For Contracts issued before October 6, 2008:

If you selected the 5% Roll-up Death Benefit (5% Compounded Death Benefit), you pay 0.45% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the 4% Roll-up Death Benefit, you pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the Highest Anniversary Value Death Benefit (Maximum Anniversary Value Death Benefit), you pay 0.25% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the Combination 5% Roll-up and Highest Anniversary Value Death Benefit (Combination Death Benefit), you pay 0.55% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the Combination 4% Roll-up and Highest Anniversary Value Death Benefit, you pay 0.40% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THE COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts issued before August 18, 2003, for the 5% Compounded Death Benefit and the Maximum Anniversary Value Death Benefit, you pay 0.15% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions, and for the Combination Death Benefit, you pay 0.25% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  We stop deducting this charge on the date you annuitize.

Three-Year Withdrawal Charge Period.  If you select the optional three-year withdrawal charge period feature, you will pay 0.45% on an annual basis of the average daily net asset value of your allocations to the investment divisions.  We stop deducting this charge on the date you annuitize.

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Five-Year Withdrawal Charge Period. If you select the optional five-year withdrawal charge period feature, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  We stop deducting this charge on the date you annuitize.

20% Additional Free Withdrawal Charge. If you select the optional feature that permits you to withdraw up to 20% of premiums (subject to certain exclusions) that are still subject to a withdrawal charge minus earnings during a Contract Year without a withdrawal charge, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  We stop deducting this charge on the date you annuitize.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

●
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

●
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Other Expenses. We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges.  There are deductions from and expenses paid out of the assets of the Funds.  These expenses are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund LLC.  For more information, please see the “Fund Operating Expenses” table beginning on page 20 .

Premium Taxes.  Some states and other governmental entities charge premium taxes or other similar taxes.  We pay these taxes and may make a deduction from your Contract Values for them.  Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

Income Taxes.  We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division.  No federal income taxes are applicable under present law and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“JNLD”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.

The Contract is offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any legal responsibility to pay amounts that are owed under the Contract. The obligations and guarantees under the Contract are the sole responsibility of Jackson.  The financial institution, brokerage firm or insurance agency is responsible for delivery of various related disclosure documents and the accuracy of their oral description and recommendation of the purchase of the Contract.

Commissions are paid to broker-dealers who sell the Contracts.  While commissions may vary, they are not expected to exceed 8% of any premium payment.  Where lower commissions are paid up front, we may also pay trail commissions.  We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales and currently range from 10 to 50 basis points (0.10% to 0.50%).  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client prospecting seminars, and business development and educational enhancement items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products:

Centaurus Financial, Inc.
Commonwealth Financial Network
First Allied Securities, Inc.
Invest Financial Corp.
Investment Centers of America, Inc.
Lincoln Financial
LPL Financial Corporation
MML Investors Services Inc.
Morgan Keegan & Company
National Planning Corporation
NEXT Financial Group, Inc.
Prime Capital Services Inc.
Raymond James
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors LLC
Woodbury Financial Services, Inc.

Please see Appendix C for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission.  You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus.  Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges.  Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

●	National Planning Corporation,
●	SII Investments, Inc.,
●	IFC Holdings, Inc. d/b/a Invest Financial Corporation,
●	Investment Centers of America, Inc., and
●	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation.  National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  The fees range between 0.30% and 0.45% depending on these factors.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

●	$5,000 under most circumstances
●	$2,000 for a qualified plan Contract

Minimum Additional Premiums:

●	$500 for a qualified or non-qualified plan
●	$50 for an automatic payment plan
●
You can pay additional premiums at any time during the accumulation phase; however, if the Guaranteed Minimum Accumulation Benefit is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect.  Similarly, if you purchased your Contract before May 1, 2010 and you elected the 5% Contract Enhancement, no premium is accepted after the first Contract Year.   If you purchase your Contract in the state of Mississippi , no premiums will be accepted after the first Contract Year.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge.  We reserve the right to limit the number of Contracts that you may purchase.  We also reserve the right to refuse any premium payment.  There is a $100 minimum balance requirement for each Investment Division and Fixed Account.  We reserve the right to restrict availability or impose restrictions on the Fixed Account and the GMWB Fixed Account.

Maximum Premiums:

●	The maximum aggregate premiums you may make without our prior approval is $1 million.

The payment of subsequent premiums relative to market conditions at the time they are made may or may not contribute to the various benefits under your Contract, including the enhanced death benefits, any GMIB, the GMAB or any GMWB.

Please note that on and after May 16, 2009, we will no longer accept subsequent premium payments for contracts to which a GMIB endorsement is attached.  This subsequent premium limitation does not apply to contracts issued in Connecticut on or after October 4, 2004, or to contracts issued in Maryland.

Allocations of Premium.  You may allocate your premiums to one or more of the Investment Divisions and Fixed Account.  Each allocation must be a whole percentage between 0% and 100%.  The minimum amount you may allocate to the Investment Division or a Fixed Account is $100.  We will allocate any additional premiums you pay in the same way unless you instruct us otherwise.  These allocations will be subject to our minimum allocation rules.

Although more than 18 Investment Divisions, the Fixed Account and the GMWB Fixed Account are available under your Contract, you may not allocate your Contract Values among more than 18 at any one time.  Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB or Jackson Select with Joint Option GMWB.  For more detailed information regarding LifeGuard Select, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 188.  For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 208.  For more detailed information regarding Jackson Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Endorsement” beginning on page 224 .  For more detailed information regarding Jackson Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets Endorsement” beginning on page 236 .

We will issue your Contract and allocate your first premium within two business days (days when the New York Stock Exchange is open) after we receive your first premium and all information that we require for the purchase of a Contract.  If we do not receive all of the information that we require, we will contact you to get the necessary information.  If for some reason we are unable to complete this process within five business days, we will return your money.Each business day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Optional Contract Enhancements. You may elect one of our four optional Contract Enhancement endorsements.  The Contract Enhancement endorsements available are the 2% Contract Enhancement endorsement, 3% Contract Enhancement endorsement, 4% Contract Enhancement endorsement, or 5% Contract Enhancement endorsement.  Contract Enhancement endorsements are available only at the time you purchase your Contract and to Owners 87 years old and younger.  If elected, a Contract Enhancement endorsement cannot be canceled.  In addition, you may not elect the 3%, 4% or 5% Contract Enhancement endorsements with the 20% Additional Free Withdrawal endorsement or with the Guaranteed Minimum Accumulation Benefit.

If an optional Contract Enhancement endorsement is elected, then at the end of any business day in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement) when we receive a premium payment, we will credit your Contract Value with a Contract Enhancement.  The actual Contract Enhancement percentage applied to the premium payment varies, depending upon which Contract Enhancement you have elected and the Contract Year in which you make your payment.  Therefore, the dollar amount of the actual Contract Enhancement credited to your Contract Value also varies, depending on the Contract Enhancement percentage applied and the amount of the premium payment.  The Contract Enhancement percentage applied to a premium payment is generally a declining and lesser percentage for premium payments received after the first Contract Year (see the schedules below).

In addition, since total expenses for a Contract with a Contract Enhancement are higher than those for a Contract without a Contract Enhancement, it is possible that upon surrender you will receive less money back than you would have if you had not elected a Contract Enhancement.  This is discussed further on page 67.

2% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5+
Contract Enhancement Percentage of the Premium Payment	2.00%	2.00%	1.25%	1.25%	0.50%	0%

3% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Contract Enhancement Percentage of the Premium Payment	3.00%	3.00%	2.25%	2.00%	2.00%	1.00%	1.00%	0%

4% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Contract Enhancement Percentage of the Premium Payment	4.00%	4.00%	3.00%	2.50%	2.50%	1.25%	1.25%	0%

5% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Contract Enhancement Percentage of the Premium Payment	5.00%	4.50%	3.75%	3.00%	2.25%	1.75%	1.00%	0%

For Contracts issued before May 1, 2010, we will credit your Contract Value with an additional 2%, 3%, 4% or 5% of your payment, depending upon which Contract Enhancement you have elected, but will not credit any Contract Enhancements to premium payments received after the first Contract Year.  If the 5% Contract Enhancement was elected, no premium is accepted after the first Contract Year.

There is a charge for the optional Contract Enhancement endorsements that is assessed against the Investment Divisions, the Fixed Account and the GMWB Fixed Account for the Contract Enhancements, and its amount depends upon which Contract Enhancement endorsement you elect.  For more information about the charges for these endorsements, please see “Contract Enhancement Charge” on page 36.

We will also impose a Contract Enhancement recapture charge if you:

●
make a total withdrawal within the recapture charge schedule or a partial withdrawal within the recapture charge schedule in excess of the free withdrawals permitted by your Contract (or an additional free withdrawal endorsement if elected) (the recapture charge is imposed only on the excess amount above the free withdrawal amount),

●
make a partial withdrawal within the recapture charge schedule in excess of the required minimum distribution of the Internal Revenue Code (the entire withdrawal will be assessed the applicable recapture charge),

●
elect to receive payment under an income option (see Example 3 in Appendix B) (for more information about these income options, see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 308 ) within the recapture charge schedule, or

●	return your Contract during the Free Look period. (If you return your Contract during the Free Look period, the entire amount of the Contract Enhancement will be recaptured.)

The Recapture Charge schedule(s) can be found beginning on page 45 of this prospectus.  The percentage amount of the recapture charge depends upon (i) the corresponding declining amount of the Contract Enhancement based on the Contract Year when the premium payment being withdrawn was received and (ii) when the recapture charge is imposed based on the Completed Years since the receipt of the related premium.  (See the examples in Appendix B showing how these recapture charges are applied to withdrawals.)

We will not impose the Contract Enhancement recapture charge on any amounts paid out as:

●	earnings (excess of your Contract Value allocated to the Investment Divisions, the Fixed Account and the GMWB Fixed Account over your remaining premiums allocated to those accounts)
●	death benefits;
●	withdrawals taken under the additional free withdrawal provision;
●
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge);

●
if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract (see "Waiver of Withdrawal and Recapture Charges for Certain Emergencies" on page 86 for more information); or

●
if permitted by your state, additional withdrawals of up to 25% (12 1/2% for each of two joint Owners) of your Contract Value from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract (see "Waiver of Withdrawal and Recapture Charges for Certain Emergencies" on page 86 for more information).

For purposes of the recapture charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium, based on the completed years (12 months) since the receipt of premiums.  (See example 2 in Appendix B for an illustration.)  We expect to make a profit on these charges for the Contract Enhancements.  Examples in Appendix B may assist you in understanding how recapture charges for the Contract Enhancements work.  In certain situations, both a recapture charge and a withdrawal charge will be charged on your withdrawal amount (see examples 1 and 2 in Appendix B).

Your Contract Value will reflect any gains or losses attributable to a Contract Enhancement.  Contract Enhancements, and any increase in value attributable to a Contract Enhancement, distributed under your Contract will be considered earnings under the Contract for tax purposes.

As referenced above, there is a charge for the optional Contract Enhancement endorsements.  This Contract Enhancement charge is based on the average daily net asset value of your allocations to the Investment Divisions and is deducted from the total value of the Separate Account.  In addition, for the Fixed Account and the GMWB Fixed Account, the Contract Enhancement charge lowers the credited rate that would apply if the Contract Enhancement had not been elected.  Therefore, you will incur charges on the entire amounts included in your Contract, which includes premium payments made in the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement and the earnings, if any, on such amounts for the first seven Contract Years (five for the 2% Contract Enhancement).  As a result, the aggregate charges assessed will be higher than those that would be charged if you did not elect a Contract Enhancement.  Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had not elected a Contract Enhancement.  We will impose a Contract Enhancement recapture charge if you make withdrawals in the first seven Contract Years (five Contract Years for the 2% Contract Enhancement).  We expect to profit from certain charges assessed under the Contract, including the withdrawal charge, the mortality and expense risk charge and the Contract Enhancement charge.

For Contracts issued before May 1, 2010, if you elect the Contract Enhancement and then make more than relatively small premium payments during Contract Years two through seven (five for the 2% Contract Enhancement), you would likely have a lower Contract Value than if you had not elected the Contract Enhancement.  Thus, the Contract Enhancement is suitable only for those who expect to make substantially all of their premium payments in the first Contract Year.

For all contracts, charges for the Contract Enhancement are not assessed after the seventh Contract Year (fifth for the 2% Contract Enhancement).  Accordingly, the increased Contract Value resulting from a Contract Enhancement is reduced during the first seven Contract Years (five for the 2% Contract Enhancement) by the operation of the Contract Enhancement charge.  If you make premium payments only in the first Contract Year and do not make a withdrawal during the first seven years (five for the 2% Contract Enhancement), at the end of the seven-year period (five for the 2% Contract Enhancement) that the Contract Enhancement charge is applicable, the Contract Value will be equal to or slightly higher than if you had not selected a Contract Enhancement, regardless of investment performance.  Contract Values may also be higher if you pay additional premium payments in the first Contract Year, because those additional amounts will be subject to the Contract Enhancement charge for less than seven full years (five for the 2% Contract Enhancement).

In the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than Contracts without the Contract Enhancement) in the following circumstances:

●	death benefits computed on the basis of Contract Value;
●	withdrawals taken under the 10% free withdrawal provision (or the 20% Additional Free Withdrawal endorsement, if elected);
●	withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code;
●	if permitted by your state, withdrawals under our:

○	Terminal Illness Benefit;
○	Specified Conditions Benefit; or
○	Extended Care Benefit. (See page 87 below.)

You may not elect the 3%, 4% or 5% Contract Enhancement endorsements with the 20% Additional Free Withdrawal option or with the Guaranteed Minimum Accumulation Benefit.

If you purchased your Contract between March 18, 2003 and June 3, 2003, the 3% and 4% Contract Enhancements were not available and the Five-Year Withdrawal Charge Period endorsement could not be elected with the 2% Contract Enhancement.

If you purchased your Contract between June 4, 2003 and August 17, 2003, the three, five and seven year Fixed Account Options were not available if the 3% or 4% Contract Enhancement was selected.

If you purchased your Contract between July 14, 2003 and August 17, 2003, the three, five and seven year Fixed Account Options were not available if the 2% Contract Enhancement was selected.

Capital Protection Program. If you select our Capital Protection Program at issue, we will allocate enough of your premium to the Fixed Account you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original premium paid.  You may allocate the rest of your premium to any Investment Division(s).  If any part of the Fixed Account value is surrendered or transferred before the end of the selected guaranteed period, the value at the end of that period will not equal the original premium.  This program is available only if Fixed Account Options are available.  There is no charge for the Capital Protection Program.  You should consult your Jackson representative with respect to the current availability of Fixed Account Options, their limitations, and the availability of the Capital Protection Program.

For an example of capital protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year.  We would allocate $9,152 to that Guarantee Period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken.  The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Alternatively, assume Jackson receives a premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year.  Jackson will allocate $6,331 to that Guarantee Period because $6,331 will increase at that interest rate to $10,000 after 7 years.  The remaining $3,669 of the payment will be allocated to the Investment Division(s) you selected.

Thus, as these examples demonstrate, the shorter Guarantee Periods require allocation of substantially all your premium to achieve the intended result.  In each case, the results will depend on the interest rate declared for the Guarantee Period.

If you elect the Guaranteed Minimum Accumulation Benefit, the Capital Protection Program will not be available while the Guaranteed Minimum Accumulation Benefit is in effect.  In addition, the Capital Protection Program will not be available if you purchase the LifeGuard Select Guaranteed Minimum Withdrawal Benefit, LifeGuard Select with Joint Option Guaranteed Minimum Withdrawal Benefit, Jackson Select Guaranteed Minimum Withdrawal Benefit or Jackson Select with Joint Option Guaranteed Minimum Withdrawal Benefit.

If you purchased your Contract between June 4, 2003 and August 17, 2003 and you purchased the 3% or 4% Contract Enhancement, the Capital Protection Program was not available.

If you purchased your Contract between July 14, 2003 and August 17, 2003 and you purchased the 2% Contract Enhancement, the Capital Protection Program was not available.

Guaranteed Minimum Accumulation Benefit (“GMAB”). The following description is supplemented by the examples in Appendix D that may assist you in understanding how calculations are made in certain circumstances.

For Owners 80 years old and younger on the Contract's Issue Date, a Guaranteed Minimum Accumulation Benefit may be available, which permits you to receive a Guaranteed Value (GV)(as defined below) at the end of a Guarantee Period, regardless of your Contract Value.  If you elect this GMAB endorsement, no premium will be accepted more than 90 days after the Issue Date of the Contract while the GMAB is in effect.  Also, you may not elect the GMAB in combination with any Contract Enhancement, Guaranteed Minimum Income Benefit (GMIB) or any Guaranteed Minimum Withdrawal Benefit (GMWB).  In addition, the GMAB cannot be added after a Contract's Issue Date.  Subject to availability, a GMWB may be elected after the GMAB has terminated. The Capital Protection Program is also not available while the GMAB is in effect.  We may further limit the availability of this GMAB optional endorsement.

Guaranteed Value.  This benefit's GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period.  If you select the GMAB when you purchase your Contract, the GV at the beginning of your Guarantee Period is your initial premium payment, net of any applicable taxes.  If the GMAB is re-elected at the end of a Guarantee Period, the GV is generally your Contract Value at the time the new Guarantee Period begins.

The GV will be increased by any subsequent premium payments, net of any applicable premium taxes (subject to a maximum of $5 million).  (Please see example 2 in Appendix D for an illustration.)  No additional premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal.  This means that, if the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal may reduce the GV by a dollar amount that is greater than the dollar amount withdrawn.  (Please see example 3b in Appendix D for an illustration.)  All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

For purposes of the GMAB charge, the GV in effect on the date the charge is deducted is equal to the GV at the beginning of the Guarantee Period, increased by any subsequent premium payments and decreased by any subsequent partial withdrawals, as described above.  For more information regarding the GMAB charge, please see “Guaranteed Minimum Accumulation Benefit Charge” beginning on page 47 .

The GV can never be more than $5 million.

Guarantee Period.  The Guarantee Period is the time period at the end of which the GV is guaranteed.  The Guarantee Period currently available is ten Contract Years.  The Guarantee Period begins on the effective date of the endorsement and ends on the Contract Anniversary corresponding to the end of the Guarantee Period.  If you select the GMAB when you purchase your Contract, the effective date is the Contract Issue Date.

Required Allocation.  On the endorsement's effective date, we automatically allocate a certain percentage of your premium (if the GMAB is selected when you purchase your Contract) or your Contract Value (if the GMAB is re-elected after the Contract's Issue Date) to the GMAB Fixed Account.  The remaining premium or Contract Value will be allocated to the Fixed Account Options and Investment Divisions based on the current premium allocation you have selected for your Contract.

The required allocation percentage for the GMAB Fixed Account is that which is in effect on the effective date of the Guarantee Period and the same allocation percentage remains in effect for the duration of the Guarantee Period.  We anticipate the required allocation percentage of premium or Contract Value to the GMAB Fixed Account will generally range from 15% to 40%.  The required allocation percentage may vary, however, from this stated range.  Generally, when the interest rate credited to the GMAB Fixed Account is higher, the required allocation to the GMAB Fixed Account will be lower.  When the interest rate credited to the GMAB Fixed Account is lower, the required allocation to the GMAB Fixed Account is higher.

The required allocation percentage is declared by the Company in advance and may also vary by state.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared required allocation percentage for your state.  Our contact information is on the cover page of this prospectus.

Guaranteed Minimum Accumulation Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, will be allocated to the GMAB Fixed Account in accordance with the required allocation percentage in effect on the effective date of the endorsement.  You may not allocate additional monies to this fixed account.  The Contract Value in the GMAB Fixed Account is credited with a specific interest rate that is guaranteed and will remain in effect for the entire Guarantee Period.  The interest rate is credited daily to the Contract Value in the GMAB Fixed Account so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Period.  The interest rate may vary by state but will never be less than 3%.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMAB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from the GMAB Fixed Account prior to the end of the Guarantee Period.  The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Guarantee Period.  The Excess Interest Adjustment is based on the relationship of the current new business interest rate to the interest rate being credited to you in the GMAB Fixed Account.  The current new business interest rate used for this comparison is the interest rate then available on a new Guarantee Period of the same duration, increased by 0.50% per annum.   If we are not then offering that duration, we will estimate a base interest rate for that duration based on the closest durations that we are then offering.

Generally, the Excess Interest Adjustment will (a) increase the amount withdrawn, transferred, or annuitized when current new business rates are lower than the rate then being credited to you and (b) decrease the amount withdrawn, transferred, or annuitized when current new business rates are higher than the rate then being credited to you . There will be no Excess Interest Adjustment if these rates are the same.

Moreover, even if the current new business interest rate (after the above-mentioned 0.50% increase) is greater than the interest rate you are then being credited , there will be no Excess Interest Adjustment if the difference between the two is less than 0.50%.  This restriction avoids downward adjustments in the GMAB Fixed Account value in situations where the general level of interest rates has declined but the above-mentioned 0.50% increase results in a current new business interest rate that is higher than the rate currently being credited to your GMAB Fixed Account.

There is no Excess Interest Adjustment on: death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; or free withdrawals.  In no event will the amount we pay on a total withdrawal , transfer or annuitization from the GMAB Fixed Account be less than the GMAB Fixed Account minimum value.     The GMAB Fixed Amount minimum value is the amount that would result from (1) accumulating the following amounts at 3%: (a) any premium payments (net of any associated premium taxes) or transfers that you allocate to the GMAB Fixed Account less (b) any withdrawals, transfers, or charges that are taken out of  the GMAB Fixed Account; and (2) deducting any withdrawal charges or charge for taxes due in connection with the withdrawal.   In the case of a partial withdrawal or transfer from the GMAB Fixed Account, you will have been credited with interest at a rate at least equal to 3% on the amount withdrawn or transferred even if subject to an Excess Interest Adjustment that otherwise would have reduced it below 3%.

The following example illustrates how the GMAB Fixed Account minimum value may affect an Excess Interest Adjustment on a partial withdrawal.  If your initial allocation to the GMAB Fixed Account is $10,000 and your declared rate of interest was 5%, after one year (assuming no other transactions or withdrawal charges) your Contract Value in the GMAB Fixed Account would be $10,500. The GMAB Fixed Account minimum interest rate is 3%, so your GMAB Fixed Account minimum value would be $10,300. In this case, an Excess Interest Adjustment could not reduce the withdrawal by more than $200 (the difference between your Contract Value in the GMAB Fixed Account and the GMAB Fixed Account minimum value).  For example, upon a $2,000 withdrawal from the GMAB Fixed Account that is subject to a $200 negative Excess Interest Adjustment, the withdrawal would be adjusted to $1,800. However, if it were subject to a negative $400 Excess Interest Adjustment, the $2,000 withdrawal still would only be adjusted to $1,800, so that it does not invade the GMAB Fixed Account minimum value. Immediately after either of these withdrawals, there will be no difference between your Contract Value in the GMAB Fixed Account and GMAB Fixed Account minimum value, and no negative Excess Interest Adjustment will apply on subsequent withdrawals until the Contract Value in the GMAB Fixed Account again grows to be larger than the GMAB Fixed Account minimum value.

Quarterly charges deducted across all Fixed Account Options and Investment Divisions are also deducted from the GMAB Fixed Account in accordance with your Contract's provisions.  These charges will not reduce the GV.  DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMAB Fixed Account.

At the end of the Guarantee Period, if the Contract Value is less than the GV, the Company will add additional money to the Contract Value equal to the difference between the GV and the Contract Value.  This additional amount will be allocated within the Contract based on the current premium allocation for the Contract.  The GMAB will be automatically terminated unless a written request for re-election of the GMAB has been received by our Annuity Service Center in good order within 30 days prior to the Contract Anniversary corresponding to the end of the Guarantee Period.  If the GMAB is terminated, the GMAB Fixed Account value will be transferred to the Fixed Account Options and Investment Divisions based on the current premium allocation for the Contract.

Re-election.  The GMAB may not be re-elected if any Owner is older than 80 years on the effective date of re-election or if the GMAB is no longer offered. If the GMAB is re-elected, the Contract Value will be rebalanced to meet the current GMAB Fixed Account allocation requirements.  The GV will be re-set to equal the Contract Value adjusted for any applicable Excess Interest Adjustment on amounts transferred from Fixed Account Options and a new Guarantee Period will be established.  In determining the GV, a negative Excess Interest Adjustment associated with any transfer from a Fixed Account Option will reduce the GV as well as the Contract Value.  The GV can never be more than $5 million.  The required allocation percentage for the GMAB Fixed Account and the GMAB Fixed Account interest rate will be those in effect on the effective date of re-election.  The effective date of re-election is the Contract Anniversary corresponding to the end of the previous Guarantee Period.

Transfers.  While the GMAB is in effect, transfers between Investment Divisions and Fixed Account Options are still permitted in accordance with your Contract.  The Company will automatically transfer amounts to or from the GMAB Fixed Account, as applicable, upon election, re-election, or termination of the GMAB.

Upon re-election, any amount required to be transferred from the Investment Divisions and/or Fixed Account Options to the GMAB Fixed Account will be equal to the required allocation percentage for the GMAB Fixed Account multiplied by the current value of each Investment Division and Fixed Account Option, unless the Owner specifies otherwise.  The amount applied to the GMAB Fixed Account on transfers from a Fixed Account Option will be adjusted for any applicable Excess Interest Adjustment under that option.  As a result, after the Excess Interest Adjustment, the GMAB Fixed Account value immediately following the transfer may be more or less than the required allocation percentage for the GMAB Fixed Account multiplied by the Contract Value before the Excess Interest Adjustment.

Transfers to or from the GMAB Fixed Account will not count against your Contract's 15 free transfers provision.  The Company will not transfer funds in or out of the GMAB Fixed Account during the Guarantee Period.  Likewise, you may not elect transfers to or from the GMAB Fixed Account during the Guarantee Period.

Subsequent Premiums.  If the GMAB is elected on the Contract's Issue Date, all premium received within 90 days of the Issue Date will be subject to the required allocation percentage for the GMAB Fixed Account determined at issue.  All allocations to the GMAB Fixed Account will be added to the same GMAB Fixed Account.  In other words, only one GMAB Fixed Account will exist on a single Contract at a time.  As a result, these subsequent allocations will have the same credited rate and period ending date as the initial Premium.  Interest credited in the GMAB Fixed Account on subsequent Premiums is credited daily from the date of receipt.

The GV will be increased by any subsequent premium payments, net of any applicable premium taxes (subject to a maximum of $5 million).  (Please see example 2 in Appendix D for an illustration.)

No additional premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

Partial Withdrawals.  Unless you specify otherwise, partial withdrawals (including applicable charges and adjustments) will be taken proportionately from the GMAB Fixed Account, Fixed Account Options and Investment Divisions.  The percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value.  Withdrawal Charges and Excess Interest Adjustments may apply to withdrawals.

Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal.  This means that, if the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal may reduce the GV by a dollar amount that is greater than the dollar amount withdrawn.  (Please see example 3b in Appendix D for an illustration.) All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

While the GMAB is in effect, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account.

Spousal Continuation.  If any Owner dies before a Contract with the GMAB is annuitized, the Contract's death benefit is still payable; however, the GMAB terminates without value.  Alternatively, the Contract allows a Beneficiary who is a deceased Owner's spouse to continue the Contract, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the GMAB endorsement applies to the Contract, the GMAB will continue and no adjustment will be made to the GV at the time of continuation.  The Guarantee Period will continue to be based on the original effective date or re-election date, as applicable.  Contract Years and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  The spouse may elect to terminate the GMAB upon written request in good order on or after the seventh Contract Anniversary.

Termination.  The GMAB endorsement terminates subject to a prorated GMAB charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges plus or minus any Excess Interest Adjustments and not the GV you would have received under the GMAB at the end of the Guarantee Period.  The GMAB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); the date the Contract Value equals zero; the date our Service Center receives a written request in good order from you to terminate the GMAB on or after the seventh Contract Anniversary; or at the end of the Guarantee Period, unless the GMAB is re-elected by you.

Upon termination of the GMAB either at the end of the Guarantee Period or at the time of your request on or after the seventh Contract Anniversary, the GMAB Fixed Account value (adjusted for any applicable Excess Interest Adjustment) will be transferred to the Fixed Account Options and Investment Divisions based on the current premium allocation for the Contract.

Contract Value Is Zero.  If, while the GMAB is in effect, your Contract Value is reduced to zero as the result of the deduction of contract charges, the GV will be paid automatically to you and the GMAB will terminate.  In addition, all other rights under your Contract cease, as your Contract and all other optional endorsements will terminate without value.  The GV will be paid in a lump sum within 60 days after the termination date.

Accumulation Units. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select.  In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.”  During the income phase we use a measure called an “Annuity Unit.”

Every business day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

●	determining the total amount of assets held in the particular Investment Division;
●	subtracting any asset-based charges and taxes chargeable under the Contract; and
●	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day.  The base Contract has a different Accumulation Unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value.

When you make a premium payment, we credit your Contract with Accumulation Units.  The number of Accumulation Units we credit is determined at the close of that business day by dividing the amount of the premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between an Investment Division and the Fixed Account must occur prior to the Income Date.

You can make 15 transfers every Contract Year during the accumulation phase without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Transfers from the Fixed Account generally will be subject to any applicable Excess Interest Adjustment.

Potential Limits and Conditions on Fixed Account Transfers.   There may be periods when we do not offer any Fixed Account.  We can prohibit or impose limitations or other requirements on transfers to or from the Fixed Account as permitted by applicable law.

In addition, Contracts issued on or after October 11, 2010 also specifically reserve the right to impose the limitations and conditions set forth in 1-4 below with respect to the one-year Fixed Account Option.  Although we are not imposing these restrictions as of the date of this prospectus, if we do decide to impose them, they could provide as follows with respect to both new and already outstanding Contracts:

1.  During any Contract Year, the aggregate dollar amount of all transfers from the one-year Fixed Account Option (including transfers at the end of the one-year period) could not exceed whichever of the following three maximums apply to you for that year:
•
Maximum transfers during the first Contract Year in which you have Contract Value in the one-year Fixed Account Option subject to these restrictions : 1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary;

•	Maximum transfers during any subsequent Contract Year, if you had Contract Value subject to these restrictions during the preceding Contract year :
i.	1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did not make a 1/3 transfer in the preceding year as mentioned above or
ii.	1/2 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did make such a 1/3 transfer in the preceding year; or
•
Maximum transfers during  any Contract Year, if you had Contract Value subject to these restrictions during both of the preceding two Contract Years and, in those years, you made the 1/3 maximum transfer in the first year and 1/2 maximum transfer in the second year as mentioned above : all of your remaining Contract Value in the one-year Fixed Account Option.

2.  We could require that any transfer from the one-year Fixed Account Option in a Contract Year occur at least twelve months after the most recent such transfer in the previous Contract Year.

3.  We could restrict or prohibit your transfers into or allocations of any additional premiums to the one-year Fixed Account Option in any Contract Year in which you make a transfer from the one-year Fixed Account Option.

4.  We could restrict or prohibit your transfers from the one-year Fixed Account Option in any Contract Year in which you make a transfer into or allocate any additional premiums to the one-year Fixed Account Option.

We may impose restrictions 1-4 separately or in combination but we expect that they would be imposed as a group, so that you would be subject to all of these restrictions if you are subject to any of them.

Certain systematic investment programs could be excluded from the restrictions listed in 1-4 above, such that transfers under those programs would not count against the maximum amounts that may be transferred out of the one-year Fixed Account Option and the Contract Value under such programs would be excluded from the computation of such maximum amounts.

We also could permit or require that a systematic transfer program be used to make transfers from any Fixed Account Options. For example, you could be permitted to have the three transfers that are referred to in restriction 1 above automated through a systematic transfer out (“STO”) on each of your next three Contract Anniversaries.  The amount automatically transferred on each of such three Contract Anniversaries would be the maximum amount that would be permitted to be transferred on that date under restriction 1, such that following the automatic STO transfer on the third such Contract Anniversary you would no longer have any Contract Value in the one-year Fixed Account Option.   If we establish such an STO for you, however, we would (pursuant to restrictions 3 and 4 above) prohibit you from making any other transfer from, or any premium payments or transfers into, the one-year Fixed Account Option during any Contract Year in which an automatic STO transfer is made for you.  Also (pursuant to restriction 2 above) you could elect such an STO only if (i) at least twelve calendar months have passed since your last STO program (if any) had ended and (ii) during the Contract Year in which you make the election, you have not made any transfers from, or any premium payments or transfers into the one-year Fixed Account Option (unless you made the transfer or premium payment before the time we had instituted restrictions 1-4). Transfers pursuant to any STO would not count toward your 15 free transfer limit.

If we require you to commence an STO at a time when, due to any of the foregoing restrictions, you would not be eligible to elect such a program, the three annual STO transfers will be delayed.  In that case, the first such STO transfer would occur on the first Contract Anniversary after you are eligible to elect an STO.

If we impose the restrictions described in 1-4 above, we would provide you prompt written notice of that fact, as well as any requirement or option to commence an STO.  In that case, the restrictions would be effective immediately and we would not expect to provide you with an opportunity to make transfers from the one-year Fixed Account Option, other than in compliance with and subject to the limitations in such restrictions.  Accordingly, if your Contract is issued on or after October 11, 2010, you should consider whether you are willing to be subject to those limitations before you allocate any premiums or transfers to the one-year Fixed Account Option.

Under Contracts issued on or after October 10, 2010, we also may restrict your participation in any systematic investment program if you allocate any amounts to a Fixed Account Option.

Restrictions on Transfers: Market Timing.  The Contract is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund.  Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract.  To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

●	limiting the number of transfers over a period of time;
●	requiring a minimum time period between each transfer;
●	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or
●	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size.  We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above.  Our Annuity Service Center representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege.  Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  We will retain permanent records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

●	by making either a partial or complete withdrawal,
●	by electing the Systematic Withdrawal Program,
●	by electing a Guaranteed Minimum Withdrawal Benefit, or
●	by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

Withdrawals under the Contract may be subject to a withdrawal charge.  For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium.  When you make a complete withdrawal you will receive the value of your Contract as of the end of the business day your request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, charges due under any optional endorsement and all applicable withdrawal charges, adjusted for any applicable Excess Interest Adjustment.  For more information about withdrawal charges, please see “Withdrawal Charge” beginning on page 42 .

Your withdrawal request must be in writing.  We will accept withdrawal requests submitted via facsimile.  There are risks associated with not requiring original signatures in order to disburse the money.  To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change.  We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account Option or Investment Division from which you are making the withdrawal.  If you are not specific in your withdrawal request, your withdrawal will be taken from your allocations to the Investment Divisions, Fixed Account Options, GMAB Fixed Account and GMWB Fixed Account based on the proportion their respective values bear to the Contract Value.  If you are specific in your withdrawal request, please know that, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value.  Similarly, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage.  After your withdrawal, at least $100 must remain in each Fixed Account Option or Investment Division from which the withdrawal was taken.  A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.  If your Contract contains the GMAB, a GMWB containing a Transfer of Assets provision, any systematic withdrawal request for a specified dollar amount or specified percentage from a particular Investment Division, the Fixed Account or the GMWB Fixed Account will be limited in that such withdrawals cannot be made from the GMAB Fixed Account or the GMWB Fixed Account.  If you wish your systematic withdrawal to include amounts allocated to the GMAB Fixed Account or the GMWB Fixed Account, your systematic withdrawal must be taken proportionally from all of the allocations (to the Investment Divisions, the GMWB Fixed Account and the Fixed Account, including the GMAB Fixed Account) based on their respective values in relation to the Contract Value.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal.  There are conditions and limitations, so please contact our Annuity Service Center for more information.  Our contact information is on the cover page of this prospectus.  We neither endorse any investment advisers, nor make any representations as to their qualifications.  The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.  There are limitations on withdrawals from qualified plans.  For more information, please see “TAXES” beginning on page 337 .

Waiver of Withdrawal and Recapture Charges for Certain Emergencies. We will waive the withdrawal charge (withdrawals from the Investment Divisions, the Fixed Account and the GMWB Fixed Account), but not any Excess Interest Adjustment that would otherwise apply in certain circumstances by providing you, at no charge, the following:

●
Terminal Illness Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account that you withdraw after providing us with a physician's statement that you have been diagnosed with an illness that will result in your death within 12 months;

●
Specified Conditions Benefit, under which you may make a one-time withdrawal of up to 25% (for joint Owners, this benefit applies to each of them for 12 1/2%) of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account with no withdrawal charge or recapture charge after having provided us with a physician's statement that you have been diagnosed with one of the following conditions:

	○	Heart attack
	○	Stroke
	○	Coronary artery surgery
	○	Life-threatening cancer
	○	Renal failure or
	○	Alzheimer's disease; and
●
Extended Care Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account that you withdraw after providing us with a physician's statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued.

You may exercise these benefits once under your Contract.

Optional Three-Year Withdrawal Charge Period. You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a three-year withdrawal period with withdrawal charges in contribution years one through three of 7.5%, 6.5% and 5%, respectively, and 0% thereafter.  The charge for this optional feature on an annualized basis is 0.45% of average daily net asset value of your allocations to the Investment Divisions.  If you elect the optional Three-Year Withdrawal Charge Period endorsement, a lower commission will be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement.  You may not elect this option if you elect the Five-Year Withdrawal Charge endorsement or the 20% Additional Free Withdrawal endorsement.

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Optional Five-Year Withdrawal Charge Period. If you are 85 years of age or younger, you may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a five-year withdrawal period with withdrawal charges in contribution years one through five of 8%, 7%, 6%, 4% and 2%, respectively, and 0% thereafter.  The charge for this optional feature on an annualized basis is 0.30% of average daily net asset value of your allocations to the Investment Divisions.

The charges for the Five-Year or Three-Year Withdrawal Charge Period options continue for as long as one holds the Contract.  The potential benefits of those options normally will persist for no more than four to six years, depending on performance (the greater the performance the less the benefit) and payment patterns (large subsequent payments in relation to the initial payment make the benefits persist for a longer time than for a Contract where only the initial payment is made).  In the case of some surrenders in the third Contract year, the Five-Year Withdrawal Charge Period does not provide a benefit and may even impose a small detriment.

If you purchased your Contract between March 18, 2003 and August 17, 2003, the Five-Year Withdrawal Charge Period endorsement could not be elected with the 2% Contract Enhancement.

If you purchased your Contract prior to May 1, 2006, the Five-Year Withdrawal Charge Period option could not be elected with the Three-Year Withdrawal Charge Period option.

20% Additional Free Withdrawal.  If you elect the 20% Additional Free Withdrawal endorsement, you may withdraw an additional 20% of premiums that are subject to a withdrawal charge (subject to certain exclusions), minus earnings, during a Contract Year without a withdrawal charge and you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  This endorsement will replace the 10% Additional Free Withdrawal endorsement.  The 20% Additional Free Withdrawal endorsement is a liquidity feature that provides a benefit if you contemplate or need to take large withdrawals.  The 20% Additional Free Withdrawal endorsement provides extra liquidity in any market environment but, when it is elected in combination with any GMWB, taking full advantage of the endorsement may have an adverse effect on the GMWB if the withdrawal exceeds the GAWA, as a withdrawal in excess of the GAWA may always reduce the GAWA and potentially limit the benefits available.  In fact, any time you use the 20% Additional Free Withdrawal endorsement when the amount of the withdrawal exceeds the GAWA and the Contract Value is less than the GWB, it is disadvantageous.  You may not elect this option if you elect the 3%, 4% or 5% Contract Enhancement endorsements or if, prior to May 1, 2006, you elected the Three-Year Withdrawal Charge Period option.

Guaranteed Minimum Withdrawal Benefit Considerations.  Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries.  The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments.  A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs.  Moreover, the GMWB does not assure that you will receive any return on your investments.  The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation.  Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns.  The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up.  However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value.  Our obligations to pay you more than your Contract Value will only arise under limited circumstances.  Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Step-Up, the Joint For Life GMWB with Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets and the Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount endorsements are available only to spouses and differ from the For Life GMWB with Bonus and Step-Up without the Joint Option, the For Life GMWB with Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets without the Joint Option and the For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount without the Joint Option endorsements (which are available to spouses and unrelated parties) and enjoy the following advantages:

●
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective.  (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “ LifeGuard Freedom Flex GMWB With Joint Option ” subsection beginning on page 296 , the Joint For Life GMWB with Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets subsection beginning on page 236 and the For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount with the Joint Option subsection beginning on page 249 .)

●
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWBs have a higher charge than the respective For Life GMWBs without the Joint Option.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations.  Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin.  The Income Date is either a date that you choose or the Latest Income Date.  For Contracts issued on or after April 6, 2009, the Latest Income Date is the Contract Anniversary on or next following the Owner's 95th birthday under a non-qualified Contract, or such earlier date as required by the applicable qualified plan, law or regulation.  For Contracts issued before April 6, 2009, the Latest Income Date is generally the date on which the Owner attains age 90 under a non-qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.  For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 308 .

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you.  Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you.  Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date.  Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize.  To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation.  After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date.  Please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 308 for further information about the Latest Income Date and its extension.   Please also see “Extension of Latest Income Date” beginning on page 339 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements.  With regard to other qualified plans, you must determine what your qualified plan permits.  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution.

Finally, please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit's Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate.  Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”). The following description is supplemented by some examples in Appendix E that may assist you in understanding how the calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 7% GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated.  We may limit the availability of this optional endorsement.  Once selected, the 7% GMWB cannot be canceled.  If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB.  The GWB will not include any Contract Enhancement.  The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary.  If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added.  In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount.  Upon selection, the GAWA is equal to 7% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%.  However, withdrawals are not cumulative.  If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year.  If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too.  Withdrawals greater than GAWA impact the GAWA differently, depending on when you selected the 7% GMWB, because the calculation is different.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal,

– or –

For Contracts to which this endorsement was added on and after May 2, 2005, 7% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

For Contracts to which is endorsement was added before May 2, 2005, 7% of the greater of:

1.	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
2.	the GWB after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.    For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

For certain tax-qualified Contracts to which the 7% GMWB is added on and after January 17, 2006 (subject to availability), withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) are allowed, under certain circumstances, to meet the Contract's RMD under the Internal Revenue Code (Code), and the endorsement's guarantees will not be compromised.  Otherwise, the GWB and GAWA could be adversely recalculated, as described above.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 7% GMWB, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 7% GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up.  In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	7% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

●	For Contracts to which the 7% GMWB was added before January 17, 2006, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date.  The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Your spouse may elect to “step-up” on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon “step-up” is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent “step-up” must follow the “step-up” restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

Termination.  The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB.  The 7% GMWB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 7% GMWB.

Conversion.  You may convert this 7% (if issued prior to September 6, 2005) GMWB to the 5% GMWB With Annual Step-Up (AutoGuard 5); or (if issued prior to April 30, 2007) to the 6% GMWB With Annual Step-Up (AutoGuard 6) .   Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  Conversion to AutoGuard 5 is allowed only if this 7% GMWB was added to your Contract before September 6, 2005; conversion to AutoGuard 6 is allowed only if this 7% GMWB was added to your Contract before April 30, 2007.  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 7% GMWB that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 7% GMWB.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 7% GMWB.  Converting to AutoGuard 5 or AutoGuard 6 may be advantageous if you desire the potential for annual Step-Ups of the GWB for a period of no less than 12 years rather than Step-Ups every five years.  The annual Step-Ups may result in a higher GWB and, subsequently, a higher GAWA.  However, as stated above, you will be increasing the cost of your GMWB when converting to the new benefit.  You will also be receiving a lower GAWA percentage of 5% for AutoGuard 5, or 6% for AutoGuard 6, instead of the current 7% you are receiving under your 7% GMWB, and this may result in a consistently lower GAWA if the GWB does not increase upon the Step-Ups.

Finally, the new GWB upon any conversion of your 7% GMWB would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.  This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earlier of:

•	The Owner’s (or any joint Owner’s death;

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date; and once added cannot be canceled.  This GMWB is not currently available after the Contract Issue Date.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated.

PLEASE NOTE: Prior to May 1, 2010, this GMWB was available to add to a Contract after the Issue Date, on any Contract Anniversary.  Effective May 1, 2010, this GMWB may only be added to a Contract on the Issue Date and can no longer be added to a Contract on any Contract Anniversary after the Issue Date.
Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary (for Contracts issued before May 1, 2010) –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you instead added this GMWB to your Contract post issue on a Contract Anniversary, the GWB was calculated based on Contract Value, which included any previously applied Contract Enhancements, and, as a result, we subtracted any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, this GMWB might be continued by a spousal Beneficiary.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal,	The GWB is recalculated, equaling the greater of:
plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

your Contract on or after May 1, 2010 –	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
	●	The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
RMD, as applicable, and this endorsement was added to your Contract before May 1, 2010	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal; Or
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25 .  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 337 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
Contract -	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).   (See Examples 6 and 7 in Exhibit E.)

Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.  Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner.
If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  Your spouse may elect to Step-Up on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon Step-Up is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent Step-Up must follow the Step-Up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 336 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The first date both the GWB and the Contract Value equals zero; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  The GAWA percentage will not change after election of this option.
This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 88 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)   (as defined below), regardless of your Contract Value.  The 5% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.  If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The GWB will not include any Contract Enhancement.  The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added.  In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5, and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal, or
●	5% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 337 .

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 5% of the new GWB or GAWA before step-up.  Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups.  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up.  The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if available – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 88 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

Conversion.  You may convert this 5% GMWB With Annual Step-Up (if issued prior to April 30, 2007) to the 6% GMWB With Annual Step-Up (AutoGuard 6).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 5% GMWB With Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% GMWB With Annual Step-Up.  Converting to AutoGuard 6 may be advantageous if you desire a higher GAWA percentage of 6%, which is allowed under AutoGuard 6, as opposed to your current GAWA percentage of 5%.  However, as stated above, you will be increasing the cost of your GMWB when converting to the new benefit.

Finally, the new GWB upon any conversion of your 5% GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 6% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We may further limit the availability of this optional endorsement.  Once selected, the 6% GMWB With Annual Step-Up cannot be canceled.  If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The GWB will not include any Contract Enhancement.  The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added.  In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 6% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%.  However, withdrawals are not cumulative.  If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year.  If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5, and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after December 3, 2007, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before December 3, 2007, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal, or
●	6% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 337 .

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 6% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 6% of the new GWB or GAWA before step-up.  Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups.  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up.  The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 88 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”). The following description is supplemented by some examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 5% GMWB without Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB without Step-Up cannot be canceled.  If you select the 5% GMWB without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The GWB will not include any Contract Enhancement.  The 5% GMWB without Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added.  In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E).  The GWB can never be more than $5 million, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB without Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal; or
●	5% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

For certain tax-qualified Contracts, the 5% GMWB without Step-Up allows for withdrawals greater than GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB Without Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB without Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB without Step-Up endorsement already applies to the Contract, the 5% GMWB without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB without Step-Up, if the 5% GMWB without Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB without Step-Up.  The 5% GMWB without Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB without Step-Up.

5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”).  The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups and example 9 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday).  If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –	The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
Anniversary –	The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less than or	●	The GWB before the withdrawal less the withdrawal; Or
equal to the greater of the GAWA or RMD, as applicable –	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior	The GWB is recalculated, equaling the lesser of:
withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
applicable–	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
Contract –	The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.
We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when	The GWB is recalculated, equaling the greater of:
the Contract Value is zero	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”).  The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 60th birthday (or with joint Owners, the oldest Owner's 60th birthday).  If the Owner (or oldest Owner) is 60 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If this GMWB was added to your Contract prior to December 3, 2007, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday).  If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

●
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –	The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
Anniversary –	The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.
When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

December 3, 2007 –	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the lesser of:
current Contract Year, exceeds the greater of the GAWA or RMD, as	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
applicable, and this endorsement was added to your Contract before	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
December 3, 2007 –	The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.
Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”).  The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday).  If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

●
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date–	The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
Anniversary –	The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, is less than or equal to the greater of	●	The GWB before the withdrawal less the withdrawal; Or
the GAWA or RMD, as applicable–	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the lesser of:
current Contract Year, exceeds the greater of the GAWA or RMD, as	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
applicable–	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract–	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.  During the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.  Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero–	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
○
The Beneficiary is also allowed a Step-Up.  The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the Beneficiary's election to continue the Contract is in Good Order.  Otherwise, the above rules for Step-Ups apply.

	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.
Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups and example 10 for the For Life Guarantee.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life's 65th birthday.  If the youngest Covered Life is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the Contract Value will be adjusted by the difference between the charges actually paid and the charges that would have been paid assuming the correct age.  Future GMWB charges will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and, if added prior to January 16, 2007, it cannot be canceled except by a spousal Beneficiary, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  If this GMWB is added on January 16, 2007 or later, then it cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the maximum of the Guaranteed Annual Withdrawal Amount (GAWA) or the required minimum distribution. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the	The GWB equals initial premium net of any applicable premium taxes.
Contract on the Issue Date –	The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
Anniversary	The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.
Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the	●	The GWB before the withdrawal less the withdrawal; Or
greater of the GAWA or RMD, as	●	Zero.
applicable	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.
We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force and before the Income Date, this GMWB terminates without value unless continued by the spouse.  Please see the information beginning on page 128 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint 5% For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the–	The GWB is recalculated, equaling the greater of:
Contract Value is zero	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life and the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date.  If the For Life Guarantee is not already in effect and the surviving spouse is a Covered Life, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest original Covered Life's 65th birthday, and the above rules for the For Life Guarantee apply.  The effective date of the For Life Guarantee will be set on the effective date of the endorsement.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

	○	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●	Continue the Contract without this GMWB (GMWB is terminated) if the GMWB was added to the Contract prior to January 16, 2007. Thereafter, no GMWB charge will be assessed.
●
Continue the Contract without this GMWB (GMWB is terminated) if this GMWB was added to the Contract on January 16, 2007 or later and if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract in which this GMWB was added prior to January 16, 2007 if the spousal Beneficiary elects to continue the Contract without the GMWB;
●
The Continuation Date on a Contract in which this GMWB was added on January 16, 2007 or later, if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and examples 9 and 10 for the For Life Guarantees.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life's 65th birthday.  If the youngest Covered Life is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the Contract Value will be adjusted by the difference between the charges actually paid and the charges that would have been paid assuming the correct age.  Future GMWB charges will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and, if added prior to January 16, 2007, it cannot be canceled except by a Spousal Beneficiary, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  If this GMWB is added on January 16, 2007 or later, then it cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the maximum of the Guaranteed Annual Withdrawal Amount (GAWA) or the required minimum distribution. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to–	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date	The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
Anniversary	The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value from the GWB when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the current Contract Year, exceeds the greater of the	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
GAWA or RMD, as applicable–	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceeds the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.  During the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary. Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force and before the Income Date, this GMWB terminates without value unless continued by the spouse.  Please see the information beginning on page 135 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint 5% For Life GMWB With Bonus and Five-Year Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero–	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life and the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date.  If the For Life Guarantee is not already in effect and the surviving spouse is a Covered Life, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest original Covered Life's 65th birthday, and the above rules for the For Life Guarantee apply.  The effective date of the For Life Guarantee will be set on the effective date of the endorsement.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

	○	The spouse may elect to step-up the Contract Value on the first Contract Anniversary on or immediately following the Continuation Date; otherwise the above rules for Step-Up apply.
	○	Bonuses will continue to apply according to the rules below for Bonuses.
	○	Contract Anniversaries and Contract Years will continue to be based on the original Contract's Issue Date.
	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●	Continue the Contract without this GMWB (GMWB is terminated) if the GMWB was added to the Contract prior to January 16, 2007. Thereafter, no GMWB charge will be assessed.
●
Continue the Contract without this GMWB (GMWB is terminated) if this GMWB was added to the Contract on January 16, 2007 or later and if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract in which this GMWB was added prior to January 16, 2007 if the spousal Beneficiary elects to continue the Contract without the GMWB;
●
The Continuation Date on a Contract in which this GMWB was added on January 16, 2007 or later, if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.
The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest joint Owner's 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue	The GWB equals initial premium net of any applicable premium taxes.
Date–
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary–
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

on or after December 3, 2007–	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds	The GWB is recalculated, equaling the lesser of:
the greater of the GAWA or RMD, as applicable, and this endorsement was added to your	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
Contract before December 3, 2007	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
payment on the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.
Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero.

After each payment	The GWB is recalculated, equaling the greater of:
when the Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 10 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the	The GWB equals initial premium net of any applicable premium taxes.
Contract on the Issue Date –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the	●	The GWB before the withdrawal less the withdrawal; Or
greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable, and this endorsement was added to your Contract on	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

or after December 3, 2007 –	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the current Contract Year, exceeds the greater of the	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
GAWA or RMD, as applicable, and this endorsement was added to your Contract	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
before December 3, 2007 –	The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.
Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 150 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect, at least one Covered Life remains alive and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but not less frequently than annually.  If you die before all scheduled payments are made, then your Beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

	○	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of death.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”).  The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to–	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the	●	The GWB before the withdrawal less the withdrawal; Or
greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).

If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when	The GWB is recalculated, equaling the greater of:
the Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable–	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this GWB adjustment provision.)

Premiums.
With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).

If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 168 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, the GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest Covered Life's 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”).  The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, is less than or equal to the greater of	●	The GWB before the withdrawal less the withdrawal; Or
the GAWA or RMD, as applicable –	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.
Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
on the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 65 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT .

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the	●	The GWB before the withdrawal less the withdrawal; Or
greater of the GAWA or RMD, as applicable –	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.
The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 188 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.
After each payment when	The GWB is recalculated, equaling the greater of:
the Contract Value is zero	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 65 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.  This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary.  This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200 % Guaranteed Withdrawal Balance Adjustment.  (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".)  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB Adjustment.  Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
greater of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50% (1.20% if this endorsement is added to the Contract before September 28, 2009).  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit.  Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all prior withdrawals in the	The GMWB death benefit is equal to the greater of:
current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of a GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Anniversary Value Death Benefit, etc.).  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets.  This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix G .  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Transfers from Fixed Account Options will be subject to an Excess Interest Adjustment, if applicable.  There is no Excess Interest Adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix G for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of a GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix E.  Please also see the Transfer of Assets Methodology in Appendix G , which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Options.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Options according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, 200% GWB Adjustment, 400% GMWB Adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change.  However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.
Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○	Upon the Owner's death, the For Life Guarantee is void.
○	Only the GWB is payable while there is value to it (until depleted).
○	The GMWB death benefit is void and will not be included in the continuation adjustment.
○	The GWB adjustment provisions are void.
○	The Bonus provision is void.
○	Step-Ups will continue as permitted; otherwise, the above rules for Step-Ups apply.
○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○	The Liability factors for the transfer of assets formulas (see Appendix G ) will continue to be based on the duration since the effective date of the GMWB endorsement.
○	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.
○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

●	Continue the Contract without this GMWB (GMWB is terminated).

	○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
	○	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, 200% GWB Adjustment, 400% GWB Adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;
The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary.  This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of either Covered Life's falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment.  (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".)  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday,
Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

\The 200% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB Adjustment will be of no benefit.  Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both Covered Lives are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86% (1.50% if this endorsement is added to the Contract before September 28, 2009).  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit.  Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of a GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Anniversary Value Death Benefit, etc.).  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets.  This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix G .  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Transfers from Fixed Account Options will be subject to an Excess Interest Adjustment, if applicable.  There is no Excess Interest Adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix G for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of a GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.
To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix E.  Please also see the Transfer of Assets Methodology in Appendix G , which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Options.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.
Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Options according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, 200% GWB Adjustment, 400% GWB Adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change.  However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.
If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The applicable GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, the GWB adjustment provisions are null and void.

○
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules above.  The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base Step-Up, or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
The Liability factors for the transfer of assets formulas (see Appendix G ) will continue to be based on the youngest Covered Life’s attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

○	If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.

●	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.
	○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
	○	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life.  If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, 200% GWB Adjustment, 400% GWB Adjustment or GMWB death benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

The following description of this GMWB is supplemented by the examples in Appendix F , particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the B onus, example 11 for the GWB A djustment and example 12 for transfer of assets.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination and any election of a new GMWB, as may be made available, must be received in writing in Good Order within 30 calendar days prior to the Contract Anniversary.  This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  This GMWB is not currently available to add to a Contract after the Contract Issue Date.   It may be made available in the future on any Contract Anniversary.  This GMWB is also not available on a Contract that has another GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB), or the Guaranteed Minimum Accumulation Benefit (GMAB).   Subject to availability, this GMWB may be elected after the GMAB has terminated.  Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code .   For Contracts purchased in the state of  Oregon , other  ownership changes may be permitted, however any ownership change not  specifically described above as a permitted change, will result in termination of the GMWB. Otherwise, changes of Owner are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB is determined on the Contract Issue Date, and the GAWA derives from the GWB.

On the Contract Issue Date –	The GWB equals initial premium net of any applicable premium taxes , plus (for GMWBs issued on or after October 11, 2010 ) any Contract Enhancement .
Election After Issue, subject to availability −
The GWB equals   the Contract Value.
The endorsement will be effective on the Contract Anniversary following receipt of the request in Good Order.
Requests must be received within the 30 calendar days prior to the Contract Anniversary.
The GAWA is determined based on the Owner's (or oldest joint Owner's) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date , or the effective date of the endorsement .

Contract Enhancements and the corresponding recapture charges  were not included in the calculation of the GWB when this GMWB  was added to the Contract on the Issue Date for Contracts issued prior to October 11, 2010 .  This is why premium (net of any applicable premium taxes) is used under those Contracts to calculate the GWB when this GMWB  was added to the Contract on the Issue Date.  Th is result ed in a GWB that  was less than Contract Value when this GMWB  was added to the Contract.  (See Example 1 in Appendix F .)   Under the calculation of the GWB for Contracts issued on or after October 11, 2010, Contract Enhancements are reflected in the GWB at issue, and as part of Contract Value after issue.  Potential recapture charges are not reflected either at issue or after issue in the GWB calculation.

The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's (or any joint Owner's) death, the For Life Guarantee is void.  However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  ( E lsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix F supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the	●	The GWB before the withdrawal less the withdrawal; Or
greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable , so long as the For Life Guarantee is in effect .  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix F ).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 337 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2),  you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix F , particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.
200 % Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows if this GMWB is issued   on or after October 11, 2010 :

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the sum of i) the premium payment, net of any applicable premium taxes, and ii) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F .)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F .)

If this GMWB was issued prior to October 11, 2010 , the Contract Enhancements are not included in the computation of the 200% GWB Adjustment.

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base , the Benefit Determination Baseline, or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix F for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows if this GMWB is issued on or after October 11, 2010 :

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the sum of i) the premium payment, net of any applicable premium taxes, and ii) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F .)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F .)

If this GMWB was issued prior to October 11, 2010 , the Contract Enhancements are not included in the computation of the 400% GWB Adjustment.

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base , the Benefit Determination Baseline, or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix F for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB Adjustment.  Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes , plus (for GMWBs issued on or after October 11, 2010 ) any Contract Enhancement .
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
For GMWBs issued on or after October 11, 2010 , t he GAWA percentage multiplied by the sum of i) the subsequent premium payment net of any applicable premium taxes , and  ii) any Contract Enhancement ;   For GMWBs issued before October 11, 2010 , the GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes ; Or

● The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix F to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).   The manner in which the highest quarterly Contract Value is determined is discussed in detail further below.  (See Examples 6 and 7 in Exhibit F.)

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

If this GMWB was added to your Contract on or after October 11, 2010 , then, in addition to the above-described increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  Whether there will be any such increase in the GAWA percentage will depend on a value called the Benefit Determination Baseline (BDB).

The initial BDB equals (a) the initial premium, net of any applicable premium taxes, plus any Contract Enhancement, if this GMWB is elected at Contract issue or (b) the Contract Value on the Contract Anniversary on which the GMWB is effective, if elected after Contract issue (subject to availability).  In the event that the highest quarterly Contract Value is greater than the BDB on a Contract Anniversary, the BDB is increased to equal that highest quarterly Contract Value.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium, net of any applicable premium taxes, plus any Contract Enhancement.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more   than $5 million.

Upon Step-Up under a GMWB issued on or after October 11, 2010 , if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the attained age of the Owner (or oldest joint Owner).  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

If the highest quarterly Contract Value is not greater than the BDB prior to a Step-Up, the BDB does not change, and the GAWA percentage also remains unchanged regardless of whether an age band has been crossed.

With a Step-Up under a GMWB issued on or after October 11, 2010 –
In addition to any increase in the GWB described above, if the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA   percentage is recalculated based on the attained age of the Owner:

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon Step-Ups following Spousal Continuation.

If the GAWA percentage is reset as discussed above, the GAWA will be set to equal the greater of (a) the new GAWA percentage times the then current GWB (as adjusted by any increase therein that occurs pursuant to the same Step-Up) or (b) the GAWA as in effect prior to the Step-Up.

Regardless of when a GMWB is issued, t he highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, plus any Contract Enhancement in the case of a GMWB issued on or after October 11, 2010   adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon Step-Up on or after the 2 nd   Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to a maximum charge of 2.04% (5 th Contract Anniversary if this endorsement was added before October 11, 2010, subject to a maximum charge of 1.74%).   You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic S tep- U ps of the GWB .  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic S tep- U ps will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic S tep- U ps will prevent an increase in the charge, discontinuing S tep- U ps and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA ; so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order , and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when they were discontinued .

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum.  Therefore, it is still possible for the GAWA percentage under a GMWB issued on or after October 11, 2010 to increase even when the GWB has hit its $5 million maximum, because automatic Step-Ups of the BDB would continue to occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the new GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit.  Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, plus any Contract Enhancement for GMWBs issued on or after October 11, 2010 , subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of a GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Quarterly Anniversary Value Death Benefit, etc.).  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets.  This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix G .  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of almost all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value. Please be aware, however, that the 3, 5 and 7-year Fixed Account Option are not available on Contracts that elect this benefit.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix G for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of a GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

If any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account.  Otherwise, the indicated transfer will be the actual transfer.  For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix F .  Please also see the Transfer of Assets Methodology in Appendix G , which contains the non-discretionary formulas , including how the annuity factor will vary for some endorsements issued on or after October 11, 2010 .

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly 90% of your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Option.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or almost all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Option according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, BDB, 200% GWB Adjustment, 400% GWB Adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change.  However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under “THE FIXED ACCOUNT AND THE GMWB FIXED ACCOUNT” beginning on page 25 .  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○	Upon the Owner's death, the For Life Guarantee is void.
○	Only the GWB is payable while there is value to it (until depleted).
○	The GMWB death benefit is void and will not be included in the continuation adjustment.
○	The GWB adjustment provisions are void.
○	The Bonus provision is void.
○
Step-Ups will continue as permitted; otherwise, the above rules for Step-Ups apply , except that no new GAWA percentage will be determined as a result of any Step-Up subsequent to spousal continuation .

○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○	The Liability factors for the transfer of assets formulas (see Appendix G ) will continue to be based on the duration since the effective date of the GMWB endorsement.
○	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.
○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

●	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
○	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current premium allocation for the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 336 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current premium allocation for the Contract.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89   for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix F , particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 8% ( 7% if this GMWB was added before October 11, 2010 ) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes plus (for a GMWB issued on or after October 11, 2010 ) any Contract Enhancement .
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.   Such a restart, however, will not reinstate any bonus that would have been credited on any date that was not within a Bonus Period.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 8% ( 7% if this endorsement was added before October 11, 2010 ) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, BDB, 200% GWB Adjustment, 400% GWB Adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select With Joint Option”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

The following description of this GMWB is supplemented by the examples in Appendix F , particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the B onus, example 11 for the GWB A djustment and example 12 for transfer of assets.

Except as otherwise discussed below, t he election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”   In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners and joint Annuitants.  In these cases the spouses are the Covered Lives , and the For Life Guarantee is based on the Annuitant's life who dies last.   We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity;  however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of  Oregon , other  ownership changes may be permitted, however any ownership change not  specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

The GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives.  The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;
The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination and any election of a new GMAB as may be made available, must be received in writing in Good Order within 30 calendar days prior to the Contract Anniversary.  This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

This GMWB is not currently available to add to a Contract after the Contract Issue Date.   It may be made available in the future on any Contract Anniversary.   Availability of this GMWB may be subject to further limitation.   This GMWB is not available on a Contract that has another GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB), or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB is determined on the Contract Issue Date, and the GAWA derives from the GWB.

On the Contract Issue Date – Election After Issue, subject to availability ─	The GWB equals initial premium net of any applicable premium taxes , plus (for GMWBs issued on or after October 11, 2010 ) any Contract Enhancement . The GWB equals the Contract Value.
The endorsement will be effective on the Contract Anniversary following receipt of the request in Good Order. Requests must be received within the 30 calendar days prior to the Contract Anniversary.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date , or the effective date of the endorsement .

Contract Enhancements and the corresponding recapture charges  were not included in the calculation of the GWB when this GMWB  was added to the Contract on the Issue Date for Contracts issued prior to October 11, 2010 .  This is why premium (net of any applicable premium taxes) is used under those Contracts to calculate the GWB when this GMWB was added to the Contract on the Issue Date.  Th is result ed in a GWB that  was less than Contract Value when this GMWB  was added to the Contract.  (See Example 1 in Appendix F .)   Under the calculation of the GWB for Contracts issued after October 11, 2010, Contract Enhancements are reflected in the GWB at issue, and as part of Contract Value after issue.  Potential recapture charges are not reflected either at issue or after issue in the GWB calculation.

The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's (or either joint Owner's) death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix F and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix F supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater of	●	The GWB before the withdrawal less the withdrawal; Or
the GAWA or RMD, as applicable –	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable , so long as the For Life Guarantee is in effect .  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix F ).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 337 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of either Covered Life's falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2),  you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix F , particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday,
Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows if this GMWB is issued on or after October 11, 2010 :

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the sum of i) the premium payment, net of any applicable premium taxes, and ii) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F .)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F .)

If this GMWB was issued prior to October 11, 2010 , the Contract Enhancements are not included in the computation of the 200% GWB Adjustment.

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base , the Benefit Determination Baseline, or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix F for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows if this GMWB is issued on or after October 11, 2010 :

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the sum of i) the premium payment, net of any applicable premium taxes, and ii) any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F .)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F .)

If this GMWB was issued prior to October 11, 2010 , the Contract Enhancements are not included in the computation of the 400% GWB Adjustment.

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base , the Benefit Determination Baseline, or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix F for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB Adjustment will be of no benefit.  Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both Covered Lives are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes plus (for GMWBs issued on or after October 11, 2010 ) any Contract Enhancement .
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
For GMWBs issued on or after October 11, 2010 , t he GAWA percentage multiplied by the sum of i) the subsequent premium payment net of any applicable premium taxes , and ii) any Contract Enhancement;  For GMWBs issued before October 11, 2010 , the GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes ; Or

● The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix F to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).   The manner in which the highest quarterly Contract Value is determined is discussed in detail further below.  (See Examples 6 and 7 in Exhibit F.)

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

If this GMWB was added to your Contract on or after October 11, 2010 , then, in addition to the above-described increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  Whether there will be any such increase in the GAWA percentage will depend on a value called the Benefit Determination Baseline (BDB).

The initial BDB equals (a) the initial premium net of any applicable premium taxes, plus any Contract Enhancement, if this GMWB is elected at Contract issue or (b) the Contract Value on the Contract Anniversary on which the GMWB is effective, if elected after Contract issue.  In the event that the highest quarterly Contract Value is greater than the BDB on a Contract Anniversary, the BDB is increased to equal that highest quarterly Contract Value.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes, plus any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more   than $5 million.

Upon Step-Up under a GMWB issued after October 11, 2010 , if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on that person's attained age of 76, resulting in a new GAWA percentage of 6%.

If the highest quarterly Contract Value is not greater than the BDB prior to a  Step-Up, the BDB does not change, and the GAWA percentage also remains unchanged regardless of whether an age band has been crossed.

With a Step-Up under a GMWB issued on or after October 11, 2010 –
In addition to any increase in the GWB described above, if the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA   percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon Step-Ups following Spousal Continuation if the spouse electing such continuation is not a Covered Life.

If the GAWA percentage is reset as discussed above, the GAWA will be set to equal the greater of (a) the new GAWA percentage times the then current GWB (as adjusted by any increase therein that occurs pursuant to the same Step-Up) or (b) the GAWA as in effect prior to the Step-Up.

Regardless of when a GMWB is issued, t he highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, plus (in the case of a GMWB issued on or after October 11, 2010 ) any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon Step-Up on or after the 2 nd   Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 2.64% (5th Contract Anniversary if this endorsement was  added before October 11, 2010, subject to a maximum charge of 2.10% ) .  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic S tep- U ps of the GWB .  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic S tep- U ps will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic S tep- U ps will prevent an increase in charge, discontinuing S tep- U ps and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA ; so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order , and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when they were discontinued .

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum.  Therefore, it is still possible for the GAWA percentage under a GMWB issued on or after October 11, 2010 to increase even when the GWB has hit its $5 million maximum, because automatic Step-Ups of the BDB would continue to occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the new GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit.  Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, plus any Contract Enhancement for GMWBs issued on or after October 11, 2010 , subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of a GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Quarterly Anniversary Value Death Benefit, etc.).  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets.  This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix G .  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of almost all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value.  Please be aware, however, that the 3, 5 and 7-year Fixed Account Option are not available on Contracts that elect this benefit.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix G for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of a GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option.
For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

If any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account.  Otherwise, the indicated transfer will be the actual transfer.  For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix F .  Please also see the Transfer of Assets Methodology in Appendix G , which contains the non-discretionary formulas , including how the annuity factor will vary for some endorsements issued on or after October 11, 2010 .

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly 90% of your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Option.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or almost all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Option according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, 200% GWB Adjustment, 400% GWB Adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change.  However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under “THE FIXED ACCOUNT AND THE GMWB FIXED ACCOUNT” beginning on page  25 .  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.
If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the C ontinuation D ate then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The applicable GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, the GWB adjustment provisions are null and void.

○
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules below .  The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base Step-Up, or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

○
Step-Ups of GWB will continue as permitted in accordance with the Step-Up rules above.
New GAWA percentages will continue to be determined in accordance with the Step-Up rules above if the continuing spouse is a Covered Life.  No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
The Liability factors for the transfer of assets formulas (see Appendix G ) will continue to be based on the youngest Covered Life’s attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

○
If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the date the percentage is determined.  We do not require this determination to be made at the time of continuation.

○
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the C ontinuation D ate.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

	○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.
●	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.
	○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
	○	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current premium allocation for the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 336 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 89 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix F , particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 8% ( 7% if this endorsement was added before October 11, 2010 ) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes , plus (for a GMWB issued on or after October 11, 2010 ) any Contract Enhancement .
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up. Such a restart, however, will not reinstate any bonus that would have been credited on any date that was not within a Bonus Period.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life.  If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 8% ( 7% if this endorsement was added before October 11, 2010 ) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, BDB, 200% GWB Adjustment, 400% GWB Adjustment, or GMWB death benefit.
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”).

This is a new Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options, subject to the conditions described below.  This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB's features are supplemented by a basic example below and the examples in Appendix E.  The examples in Appendix E are generally relevant to all GMWBs.  Example 13 is specifically relevant to this LifeGuard Freedom 6 Net GMWB.  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.  Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB guarantees withdrawals during the Contract's accumulation phase (i.e., before the Income Date), subject to the following:

●	This guarantee lasts for the duration of the Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.
If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner's death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner's death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any.  The withdrawals that exceed the limit are referred to as "Excess Withdrawals", as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  This GMWB is not currently available to add to a Contract after the Contract Issue Date.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

Election.  The GWB is determined on the Contract Issue Date, and the GAWA derives from the GWB.

On the Contract Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB.  The result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1a in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.  The tables below clarify what happens in either instance.  (Example 13 in Appendix E demonstrates how withdrawals affect this GMWB's guaranteed values).  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.  For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract's RMD (when the RMD is higher than the GAWA) without compromising the endorsement's guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.)

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, is less than or equal to the greater of the GAWA or	●	The GWB before the withdrawal less the withdrawal; Or
RMD, plus the Earnings- Sensitive	●	Zero.
Adjustments during that Contract Year,	The GAWA:
if any –	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 13c in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year may have a significantly negative impact on the value of this benefit.
When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during	●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

that Contract Year, if any –	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
•   The GAWA prior to the withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current withdrawal, or

●
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works:  As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective.  An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal.  A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.
When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined.  The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors.  Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time.  At any time, the MEWAR is the greater of:

1.	Zero; or

2.	The amount equal to:

a.	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

b.	the greater of the GAWA or the RMD; less

c.	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or

2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows:  On the Contract's Issue Date, the GMWB Earnings Determination Baseline is equal to the premium, net of any applicable premium taxes.

With each subsequent premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or

2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

a. the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

b. zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

3. The greater of:

a.	zero; or

b.	the GWB less the MEWAR.

Example:  For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any.  At the time of your withdrawal request, also assume that:

• You are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial premium payment was $100,000	• You have not made any additional premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole premium payment of  $100,000.  Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000).  As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).  The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).  The total withdrawal amount requested in this example, therefore, is $8,200, which is the GAWA plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800).  Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero.  Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0).  Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).
Since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), no proportional reduction applies to your GWB for this withdrawal.  In addition, since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 13 in Appendix E.

More on Withdrawals:  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25 .  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 337 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  An RMD exceeding our calculation may also result in an Excess Withdrawal for purposes of this GMWB.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, that there are no withdrawals other than as described, and that the Earnings-Sensitive Adjustment equals zero.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).  If you do elect to take your RMDs for the current and next calendar years during the same Contract Year, the Earnings-Sensitive Adjustment will be calculated using the amount of the RMD for the calendar year in which the withdrawal is taken, if that RMD amount is greater than the GAWA.

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , for purposes of determining the Earnings-Sensitive Adjustment, the MEWAR will be calculated using the amount of the 2011 RMD.

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”). (See Examples 6 and 7 in Exhibit E.)

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 2.10%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 336 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 88 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”).

This is a new Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options, subject to the conditions described below.  This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner and the Owner's spouse to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB's features are supplemented by a basic example below and the examples in Appendix E.  The examples in Appendix E are generally relevant to all GMWBs.  Example 13 is specifically relevant to this LifeGuard Freedom 6 Net GMWB.  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.  Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees withdrawals during the Contract's accumulation phase (i.e., before the Income Date), subject to the following:

●	This guarantee lasts for the duration of the life of the last surviving Covered Life (the "For Life Guarantee") if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.  (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life's death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any.  The withdrawals that exceed the limit are referred to as "Excess Withdrawals", as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

This GMWB is not currently available to add to a Contract after the Contract Issue Date.  Availability of this GMWB may be subject to further limitation.

Election.  The GWB is determined on the Contract Issue Date, and the GAWA derives from the GWB.

On the Contract Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB.  The result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.  The tables below clarify what happens in either instance.  (Example 13 in Appendix E demonstrates how withdrawals affect this GMWB's guaranteed values).  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.  For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract's RMD (when the RMD is higher than the GAWA) without compromising the endorsement's guarantees.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.)

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current	●	The GWB before the withdrawal less the withdrawal; Or
Contract Year, is less than or equal	●	Zero.
to the greater of the GAWA	The GAWA:
or RMD, plus the Earnings-Sensitive	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
Adjustments during that Contract Year, if any –	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 13c in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-	●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

Sensitive Adjustments during that	●	Zero.
Contract Year, if any –	The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current withdrawal, or

●
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works:  As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective.  An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal.  A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined.  The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors.  Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time.  At any time, the MEWAR is the greater of:

1.	Zero; or

2.	The amount equal to:

a.	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

b.	the greater of the GAWA or the RMD; less

c.	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or

2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows:  On the Contract's Issue Date, the GMWB Earnings Determination Baseline is equal to the premium, net of any applicable premium taxes.

With each subsequent premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes.
With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or

2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

a. the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

b. zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

3. The greater of:

a.	zero; or

b.	the GWB less the MEWAR.

Example:  For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any.  At the time of your withdrawal request, also assume that:

• You and your spouse are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial premium payment was $100,000	• You have not made any additional premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole premium payment of  $100,000.  Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000).  As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).  The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).  The total withdrawal amount requested in this example, therefore, is $8,200, which is the MEWAR plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800).  Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero.  Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0).  Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).
Since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.  In addition, since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 13 in Appendix E.

More on Withdrawals:  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25 .  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 337 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  An RMD exceeding our calculation may also result in an Excess Withdrawal for purposes of this GMWB.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, that there are no withdrawals other than as described, and that the Earnings-Sensitive Adjustment equals zero.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).  If you do elect to take your RMDs for the current and next calendar years during the same Contract Year, the Earnings-Sensitive Adjustment will be calculated using the amount of the RMD for the calendar year in which the withdrawal is taken, if that RMD amount is greater than the GAWA.

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , for purposes of determining the Earnings-Sensitive Adjustment, the MEWAR will be calculated using the amount of the 2011 RMD.

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).   (See Examples 6 and 7 in Exhibit E.)

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 3.00%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).
Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.  Please see the information beginning on page 260 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract	The GWB is recalculated, equaling the greater of:
Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 336 .

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 88 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.
Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”). The examples in Appendix E supplement the description of this GMWB.

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”);

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
○
For Contracts to which this GMWB is added from January 17, 2006 through April 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 60 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code (IRC).  Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –	The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary –	The GAWA equals 5% of the GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract	●	The GWB before the withdrawal less the withdrawal; Or
Year, is less than or equal to the greater	●	Zero.
of the GAWA and RMD, as applicable –	The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA and RMD, as applicable.  You may withdraw the greater of the GAWA and RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA and RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA and RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the greater of the GAWA and RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the current Contract Year, the greater of the exceeds GAWA	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
and RMD, as applicable	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated because the For Life Guarantee is invalidated, equaling the lesser of:
	●	The GAWA before the withdrawal;
	●	The GWB after the withdrawal; Or
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement.

If you exceed the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA), one time with your withdrawals, then the For Life Guarantee is void and cannot be made valid again.  From then on, this GMWB guarantees withdrawals until the GWB is depleted.  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being invalidated.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011 , then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011 , he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011 , he should wait until the next Contract Year begins (that is after June 30, 2012 ) to take his third RMD (the 2012 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million. See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.

●	On and after January 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.
●	For Contracts to which this GMWB was added before January 17, 2006, Step-Ups are only allowed during the 30-day period following a Contract Anniversary.

Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.
Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is valid and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, and the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●	Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.
	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
○
The spousal Beneficiary is also allowed a Step-Up.  The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order.  Otherwise, the above rules for Step-Ups apply.

	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The bonus is only available for Contracts to which this GMWB is added on and after January 17, 2006.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, or the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”).  The examples in Appendix E supplement the description of this GMWB in varying circumstances and with specific factual assumptions.

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”);

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
○
For Contracts to which this GMWB is added from January 17, 2006 through April 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 50 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is called the Guaranteed Annual Withdrawal Amount (GAWA).  Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to–	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date	The GAWA equals 4% of the GWB.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
Anniversary –	The GAWA equals 4% of the GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA.  The two tables below clarify what happens in either instance.

When a withdrawal, plus all–	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the GAWA	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the GAWA.  You may withdraw the GAWA all at once or throughout the Contract Year.  Withdrawing less than the GAWA in a Contract Year does not entitle you to withdraw more than the GAWA in the next Contract Year.  The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the GAWA in a Contract Year causes the GWB and the GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the GAWA in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the current Contract Year, exceeds the GAWA	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated because the For Life Guarantee is invalidated, equaling the lesser of:
	●	The GAWA before the withdrawal;
	●	The GWB after the withdrawal; Or
	●	4% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement.

If you exceed the GAWA one time with your withdrawals, then the For Life Guarantee is void and cannot be made valid again.  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 331.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	4% of the premium net of any applicable premium taxes; Or
	●	4% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	4% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.

●	On and after January 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.
●	For Contracts to which this GMWB was added before January 17, 2006, Step-Ups are only allowed during the 30-day period following a Contract Anniversary.

Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is valid and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, and the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●	Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.
	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
○
The spousal Beneficiary is also allowed a Step-Up.  The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order.  Otherwise, the above rules for Step-Ups apply.

	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 330.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify as a tax-qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 84 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The bonus is only available for Contracts to which this GMWB is added on and after January 17, 2006.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB was added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 4% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.
There are examples illustrating the bonus, in varying circumstances and with specific factual assumptions, with the 5% for Life GMWB. These examples are in the Appendices.

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and, “LifeGuard Freedom Flex with Joint Option GMWB”.

These are Guaranteed Minimum Withdrawal Benefits (GMWBs) that guarantee the withdrawal of minimum annual amounts for the duration of the life of the Owner (or, in the case of joint Owners, until the death of any joint Owner) and, if for two Covered Lives,* until the death of the Owner and the Owner’s spouse.  The amount of withdrawals that you can make will depend on how you combine the many optional features under these GMWBs, but we guarantee the minimum annual withdrawal amount regardless of the performance of the underlying investment options.

* LifeGuard Freedom Flex GMWB with Joint Option provides for coverage for the life of the Owner and Owner’s spouse (“Covered Lives”).   In the case of tax-qualified Contracts owned by a natural person, the Owner and the primary spousal Beneficiary named as of the effective date of this endorsement will each be considered a Covered Life. On non-qualified LifeGuard Freedom Flex GMWB with Joint Option Contracts owned by natural persons, the spousal joint Owners will each be considered a Covered Life.

These GMWBs permit, prior to the Issue Date of the Contract, a selection among combinations of the following optional features (Options):
•	a range of bonus percentage amounts,
•	annual or quarterly Contract Value Step-Ups (quarterly Step-Ups are applied annually based on the highest quarterly Contract Value), and
•	an optional death benefit.

Following is a summary of the available combinations of Options:

LifeGuard Freedom Flex GMWB -
Available Option Combinations

          Step-Up
    Annual or Highest Quarterly           Freedom Flex
Bonus               Contract Value                 Death Benefit (DB)

              5%                               Annual
 5%                              Quarterly
 6%                              Annual                                             Yes**
 6%                              Quarterly
                 7%                               Annual
 7%                              Quarterly
                 8%                               Annual

LifeGuard Freedom Flex with Joint Option GMWB-
Available Option Combinations
             Step-Up
                                     Annual or Highest Quarterly
Bonus                    Contract Value

                 5%                              Annual
5%                              Quarterly
6%                              Annual
6%                              Quarterly
            7%                       Annual

**This Guaranteed Death Benefit is only available in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of options within the LifeGuard Freedom Flex GMWB  (the “LifeGuard Freedom Flex GMWB 6% Bonus and Annual Step-Ups”).

These GMWBs may be appropriate for those individuals who are looking for a combination of Options within a GMWB that differs from the combinations of specified similar features offered by Jackson under other GMWBs.  Thus, the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB allow the Owner (or the Owner and the Owner’s spouse), with the assistance of his or her representative, to select an available combination of Options, consistent with a variety of considerations, such as: his or her expectations of market performance; anticipated timing of subsequent premiums; needs for future guaranteed annual percentage of withdrawals; expectation of need for early or unscheduled withdrawals to fund then current living expenses and obligations; marital and family status; and tax-qualified or non-tax-qualified purpose of the investment.

Differences in the percentage of a Bonus Option or differences in the method of computing Contract Value for purposes of a Step-Up Option do not otherwise affect the operation of the resulting combination of Options.

References to “this GMWB” apply to each of the GMWBs, LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex GMWB with Joint Option GMWB, including all of the available combinations of Options that each provides, as discussed below.  In addition, as disclosed in the Fee Table, above , and footnotes below   the fees and charges of each GMWB will vary depending on the mix of Options. Upon selection of the Options and a request for one of these GMWBs received in Good Order, the Owner will receive an endorsement to the Contract reflecting the selection of Options.

Each combination of Options, other than the combination that includes the LifeGuard Freedom Flex DB ( for information about the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 325 ) is offered to Owners between the ages of 35 and 80.  As explained below with regard to both the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, the timing and amounts of withdrawals have a significant impact on the amount and duration of benefits.  The cumulative costs of these GMWBs also are greater the longer the duration of ownership.  The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as the For Life Guarantee (59 1/2) and the GWB Adjustment (70)) are locked-in.  Conversely, forecasts at younger ages may prove less reliable.  You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that this GMWB might provide.

These GMWBs may not be terminated by the Owner independently from the Contract to which they are attached.

LifeGuard Freedom Flex GMWB.

  The following description of this GMWB is supplemented by the examples in Appendix F, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) subject to the following :

• The guarantee lasts for the duration of the Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;
The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.
If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.  ( Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.  See “Contract Value is Zero” below for more information.

•   If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.
In the event of the Owner's death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)  If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner's death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Owners 35 to 80 years old, or 35 to 70 years old if you select the Option combination that includes the LifeGuard Freedom Flex DB, (proof of age is required).  This GMWB may be added to a Contract on the Issue Date or, subject to availability, on any Contract Anniversary.  Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.   This GMWB is not currently available to add to a Contract after the Contract Issue Date.   It may be made available in the future on any Contract Anniversary.   At least 30 calendar days' prior notice and proof of age is required to add this GMWB to a Contract on a Contract Anniversary.   This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).   Subject to availability, this GMWB may be elected after the GMAB has terminated.

We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant.  However, we do not allow these Ownership changes if they are a taxable event under the Code; nor do we allow any other changes of Owner.  For Contracts purchased in the state of  Oregon , other  ownership changes may be permitted, however any ownership change not  specifically described above as a permitted change, will result in termination of the GMWB.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

On the Contract Issue Date –	The GWB equals initial premium net of any applicable premium taxes, plus any Contract Enhancements.

The GAWA is determined based on the Owner's (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to	The GWB equals Contract Value,
the Contract on any Contract Anniversary , as subject to availability –
The GAWA is determined based on the Owner's (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB Adjustment or the application of any Bonus), and the GWB is reduced by each withdrawal.  Please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time.

PLEASE NOTE:   Upon the Owner's or any joint Owner’s death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and Spousal Continuation is not available.

Withdrawals.   The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix F and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)   The GAWA percentage for each age group is:

Ages	GAWA Percentage
35 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective .  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix F supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the	The GWB is recalculated, equaling the greater of:
current Contract Year, is less than or equal to the greater of	●	The GWB before the withdrawal less the withdrawal; Or
the GAWA or RMD, as applicable –	●	Zero.
The GAWA :
	●	Is unchanged while the For Life Guarantee is in effect ; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix F). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
•   The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
•   The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “ THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page   25 .   Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 337 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:   Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011, then at the time the withdrawal in the first half of calendar year 2011 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2011 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011, he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2011, he should wait until the next Contract Year begins (that is after June 30, 2012) to take his third RMD (the 2012 RMD) , because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix F, particularly examples 4, 5, and 7.   Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.   If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB Adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70 th birthday, Or

●	The 10 th Contract Anniversary following the effective date of this endorsement.

The GWB Adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB Adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB Adjustment is recalculated to equal the GWB Adjustment prior to the premium payment plus 200% of the sum of i) the premium payment, net of any applicable premium taxes, and ii) any Contract Enhancement , subject to a maximum of $5,000,000.  (See Example 3 in Appendix F.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB Adjustment is recalculated to equal the GWB Adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, plus any Contract Enhancements, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB Adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB Adjustment provision terminates.   In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB Adjustment provision terminates without value .  (Please see example 11 in Appendix F for an illustration of this 200% GWB Adjustment provision.)

Premiums.

With each subsequent premium payment	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes, plus any Contract Enhancements.
on the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sum of i) the subsequent premium payment net of any applicable premium taxes, and ii) any Contract Enhancement ; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit .

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.   The GWB can never be more than $5 million.   See Example 3b in Appendix F to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.   On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected can not be chang e d .  Under one method the GWB will be reset to the Contract Value on that Contract Anniversary  (the “Contract Anniversary Value”) for the applicable 5, 6, 7 and 8% Bonus Options. Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below for the applicable 5, 6, and 7% Bonus Options  (“Highest Quarterly Contract Value “) .  The Step-Up for the 8% Bonus Option is only available with the Contract Anniversary Value Step-Up Option.  (See Examples 6 and 7 in Appendix F.)

The Contract Anniversary Value method, as opposed  to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, plus any Contract Enhancements, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus	The quarterly adjusted Contract Value is equal to the greater of:
all prior withdrawals in the current Contract Year, is less than	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
or equal to the greater of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus	The quarterly adjusted Contract Value is equal to the greater of:
all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The initial BDB equals (a) the initial premium net of any applicable premium taxes, plus any Contract Enhancements if this GMWB is elected at issue or (b) the Contract Value on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon Step-Up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's (or the oldest joint Owner’s) attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the applicable Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to Step-Up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes, plus any Contract Enhancements.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more   than $5 million.

With a Step-Up –	The GWB equals the Contract Value , as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value. ( subject to a $5 million maximum ).

If the Contract Value , as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB is prior to the Step-Up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA   percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same Step-Up) multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon Step-Up on or after the 2 nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options as shown below *   and above in the Fee Table .  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic Step-Ups.  Such election must be received in Good Order prior to the Contract Anniversary.   Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.   While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing Step-Ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonus that would have been credited during the period when the GWB bonus provision was discontinued.
                                                        *
LifeGuard Freedom Flex GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%÷4	1.80%÷12	0.90%÷4	0.90%÷12
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.00%÷4	2.04%÷12	1.00%÷4	1.02%÷12
6% Bonus and Annual Step-Up	1.90%÷4	1.92%÷12	0.95%÷4	0.96%÷12
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.20%÷4	2.22%÷12	1.10%÷4	1.11%÷12
7% Bonus and Annual Step-Up	2.20%÷4	2.22%÷12	1.10%÷4	1.11%÷12
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%÷4	2.52%÷12	1.25%÷4	1.26%÷12
8% Bonus and Annual Step-Up	2.60%÷4	2.64%÷12	1.30%÷4	1.32%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million) .

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you, which Contract Value is used to calculate the Step-Up, and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.   The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or any Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Also see the “ LifeGuard Freedom Flex DB ” under “Optional Death Benefits”, beginning on page 325 , for the death benefit that differs from the Contract’s death benefit and is available only in combination with the selection of the 6% Bonus, and the Annual Anniversary Contract Value Step-up.

Contract Value Is Zero .   With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA :
	●	Is unchanged so long as the For Life Guarantee is in effect ; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die when your Contract Value is zero, all rights under your Contract cease,   no subsequent premium payments will be accepted,   all optional endorsements terminate without value   and no death benefit is payable, including the Earnings Protection Benefit and the LifeGuard Freedom Flex DB.

Spousal Continuation .   In the event of the Owner's death (or any Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB Adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date (as if that person survived to that date).  The GAWA percentage will not change on future Step-Ups, even if the Contract Value,  as determined based on (as applicable) either the Contract Anniversary Value or the Highest Quarterly Contract Value, exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract .

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 336 .

Termination.   This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or any Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Life Income of GAWA.   On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or any Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.   On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.   (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.     Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 65 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral .   This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.   The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 5, 6, 7 or 8% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix F, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6, 7 or 8% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract , the Bonus Base equals the GWB.
●
With a withdrawal , if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment , the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes , plus any Contract Enhancements.
●	With any Step-Up (if the GWB increases upon step-up) , the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.   Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6, 7 or 8% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB Adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if joint Owners, the oldest Owner’s) 80 th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up  Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB is added to a Contract on December 1, 2010.  At that time, the bonus period is scheduled to expire on December 1, 2020 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2013), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2023.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2025 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2025, and would be scheduled to expire on December 1, 2035.  (Please also see Examples 6 and 7 in Appendix F for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

LifeGuard Freedom Flex with Joint Option   GMWB.

The description of this GMWB is supplemented by the examples in Appendix F, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”    In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added.  Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners and joint Annuitants.  In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant's life who dies last.  We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed.  For Contracts purchased in the state of  Oregon , other  ownership changes may be permitted, however any ownership change not  specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives.  The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date), subject to the following :

●	This guarantee lasts for the duration of the life of the last surviving Covered Life (the "For Life Guarantee") if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero.   (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.)  Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.  Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.   See “Contract Value is Zero” below for more information .

●
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life's death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation.  In that event, the GWB is payable until depleted.  (Please see the “Spousal Continuation” subsection below for more information.)   If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB  and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives   must be within the eligible age range). This GMWB is not currently available to add to a Contract after the Contract Issue Date. It may be made available in the future on any Contract Anniversary. This GMWB cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary, subject to availability.   This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).   Subject to availability, this GMWB may be elected after the GMAB has terminated.   Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.   The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes, plus any Contract Enhancement .

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to	The GWB equals Contract Value
the Contract on any Contract Anniversary –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB Adjustment or the application of any Bonus), and the GWB is reduced by each withdrawal.  Please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time.

PLEASE NOTE:   Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.   The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)   The GAWA percentage for each age group is:

Ages	GAWA Percentage
35 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix F supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA :
	●	Is unchanged while the For Life Guarantee is in effect ; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix F).   In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
•   The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
•   The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, asset allocation fees, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “ THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 25 .  Withdrawals may be subject to a recapture charge on any Contract Enhancements.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 337 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:   Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  We monitor for whether your requested RMD exceeds the standardized calculation for your Contract and we will impose the applicable charges, if necessary, which will be reflected in the confirmation of the transaction. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the standardized RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2011 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2010 and 2011 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2010 and $8 in each of the two halves of calendar year 2011, then at the time the withdrawal in the first half of calendar year 2010 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2010 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1940, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2010 RMD) until March 30, 2011, he may still take the 2011 RMD before the next Contract Year begins, June 30, 2011 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2011 RMD) after June 30, 2010, he should wait until the next Contract Year begins (that is after June 30, 2012) to take his third RMD (the 2012 RMD) , because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix F, particularly examples 4, 5, and 7.   Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.   If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB Adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70 th birthday, Or

●	The 10 th Contract Anniversary following the effective date of this endorsement.

The GWB Adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB Adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB Adjustment is recalculated to equal the GWB Adjustment prior to the premium payment plus 200% of the sum of i) the premium payment, net of any applicable premium taxes, and ii) any Contract Enhancement , subject to a maximum of $5,000,000.  (See Example 3 in Appendix F.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB Adjustment is recalculated to equal the GWB Adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, plus any Contract Enhancements, subject to a maximum of $5,000,000.  (See Example 3 in Appendix F.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB Adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB Adjustment provision terminates.   In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB Adjustment provision terminates without value .  (Please see example 11 in Appendix F for an illustration of this 200% GWB Adjustment provision.)

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes, plus any Contract Enhancements .
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sumof i) the subsequent premium payment net of any applicable premium taxes, and ii) any Contract Enhancement ; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit .

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.   The GWB can never be more than $5 million.   See Example 3b in Appendix F to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.   On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected can not be changed .  Under one method the GWB will be reset to the Contract Value on that Contract Anniversary  (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options. (a “Step-Up”). Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below, for the applicable 5 and 6% Bonus Options  (“Highest Quarterly Contract Value “) .  The Step-Up for the 7% Bonus Option is only available with the Contract Anniversary Value Step-Up Option.  (See Examples 6 and 7 in Exhibit F,)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly  Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, plus any Contract Enhancements, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The initial BDB equals (a) the initial premium net of any applicable premium taxes, plus any Contract Enhancement , if this GMWB is elected at issue, or (b) the Contract Value on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon Step-Up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to Step-Up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes, plus any Contract Enhancement .  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more   than $5 million.

With a Step-Up –	The GWB equals the Contract Value, as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, subject to a $5 million maximum .

If the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB is prior to the Step-Up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA   percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon Step-Ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same Step-Up) multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon Step-Up on or after the 2 nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options, as shown below *   and above in the Fee Table. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic Step-Ups.  Such election must be received in Good Order prior to the Contract Anniversary.   Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.   While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing Step-Ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when the GWB bonus provision was discontinued.
                                                           *
LifeGuard Freedom Flex With Joint Option GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.10%÷4	2.10%÷12	1.05%÷4	1.05%÷12
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%÷4	2.52%÷12	1.25%÷4	1.26%÷12
6% Bonus and Annual Step-Up	2.50%÷4	2.52%÷12	1.25%÷4	1.26%÷12
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%÷4	3.00%÷12	1.50%÷4	1.50%÷12
7% Bonus and Annual Step-Up	3.00%÷4	3.00%÷12	1.50%÷4	1.50%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

The GWB can never be more than $5 million with a Step-Up.   However,   the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million) .

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.   The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase .  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.  Please see the information beginning on page 296 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this GMWB.

Contract Value Is Zero .   With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when	The GWB is recalculated, equaling the greater of:
the Contract Value is zero	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA :
	●	Is unchanged so long as the For Life Guarantee is in effect ; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation .   In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB Adjustment provision is in force on the Continuation Date then the provision will continue to apply in accordance with the applicable GWB Adjustment provision rules above.  The GWB Adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, any GWB Adjustment is null and void.

○
Step-Ups will continue as permitted in accordance with the Step-Up rules above.
New GAWA percentages will continue to be determined in accordance with the Step-Up rules above if the continuing spouse is a Covered Life.  No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the Continuation Date (as if that person survived to that date).

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 336 .

Termination.   This GMWB terminates, subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge, and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or any joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization .

Joint Life Income of GAWA.   On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.   On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.   (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.   Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 88 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral .   This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.   The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix F, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6 or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract , the Bonus Base equals the GWB.
●
With a withdrawal , if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment , the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes, plus any Contract Enhancements..
●	With any Step-Up (if the GWB increases upon step-up) , the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.   Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6 or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB Adjustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80 th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.  Such a restart, however, will not reinstate any bonus that would have been credited on  a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2010.  At that time, the bonus period is scheduled to expire on December 1, 2020 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2013), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2023.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2025 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2025, and would be scheduled to expire on December 1, 2035.  (Please also see Examples 6 and 7 in Appendix F for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase.  You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings.  Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis.  If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal.  Example 7 in Appendix E and in Appendix F illustrates the consequences of a withdrawal preceding a Step-Up. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive.  You may also be subject to a withdrawal charge and an Excess Interest Adjustment.

If your Contract contains the GMAB, a GMWB containing a Transfer of Assets provision, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account and GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account and the GMWB Fixed Account.  Specific to the GMWB Fixed Account, a specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value.  Similarly, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

Suspension of Withdrawals or Transfers. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	under applicable SEC rules, trading on the New York Stock Exchange is restricted;
●	under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or
●	the SEC, by order, may permit for the protection of Contract Owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account and the GMWB Fixed Account for up to six months or the period permitted by law.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us.  The Income Date is the day those payments begin.  Once income payments begin, the Contract cannot be returned to the accumulation phase.  You can choose the Income Date and an income option.  All of the Contract Value must be annuitized.  The income options are described below.

If you do not choose an income option, we will assume that you selected option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date.  You must give us written notice at least seven days before the scheduled Income Date.  For Contracts issued on or after April 6, 2009, income payments must begin by the Contract Anniversary on or next following your 95th birthday under a non-qualified Contract, or by such earlier date as required by the applicable qualified plan, law or regulation.  For Contracts issued before April 6, 2009, income payments must begin by your 90th birthday under a non-qualified Contract, unless otherwise approved by the Company, or by such earlier date as required by the applicable qualified plan, law or regulation.  However, for Contracts issued before April 6, 2009, if you have not yet attained or passed age 90, you may elect to change your Income Date to the Contract Anniversary on or next following your 95th birthday.  Additionally, for Contracts issued before April 6, 2009, if you already attained or passed age 90 as of April 6, 2009 and have not yet started receiving income payments, you may elect to change your Income Date to the Contract Anniversary on or next following your 100th birthday.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law).  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities.  Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions.  Unless you tell us otherwise, your income payments will be based on the fixed and variable options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually or annually.  Or you can choose a single lump sum payment.  If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income.  Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

Variable Income Payments. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

●	the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;
●	the amount of any applicable premium taxes, recapture charges or withdrawal charges and any Excess Interest Adjustment deducted from your Contract Value on the Income Date;
●	which income option you select; and
●
the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 3% for option 4 or 4.5% for options 1-3 and, if you select an income option with a life contingency, the age and gender of the Annuitant; however, the assumed investment rate is 3% for all options on Contracts issued on or after October 4, 2004.  State variations may apply.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time. Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time. If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

If the assumed net investment rate is a lower percentage, for example, 3% versus 4.5% under a particular Annuity Option, the initial payment will be smaller if a 3% assumed net investment rate applies instead of a 4.5% assumed net investment rate, but, all other things being equal, the subsequent 3% assumed net investment rate payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select.  If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease.  Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

Income Options. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant).  The following income options may not be available in all states.

Option 1 - Life Income.  This income option provides monthly payments for your life.  No further payments are payable after your death.

Option 2 - Joint and Survivor.  This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.  Upon the death of either person, the monthly payments will continue during the lifetime of the survivor.  No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments.  This income option provides monthly payments for the Annuitant's life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period.  This income option provides monthly payments for any number of years from 5 to 30.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Additional Options - We may make other income options available.

No withdrawals are permitted during the income phase under an income option that is life contingent.

FutureGuard Guaranteed Minimum Income Benefit.

PLEASE NOTE:  EFFECTIVE DECEMBER 3, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.  In addition, on and after May 16, 2009, we will no longer accept subsequent premium payments for contracts to which this Guaranteed Minimum Income Benefit endorsement is attached.  This subsequent premium limitation does not apply to contracts issued in Connecticut on or after October 4, 2004, or to contracts issued in Maryland.

This optional Guaranteed Minimum Income Benefit (“GMIB”) endorsement guarantees a minimum fixed income benefit (under certain life contingent options) after a period of at least 10 Contract Years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase.  The guarantee is different depending on when you purchased a Contract.

This benefit is only available if:

●	you elect it prior to your Contract's Issue Date;
●	the Annuitant is not older than age 75 on the Issue Date; and
●
you exercise it on or within 30 calendar days of your 10th, or any subsequent, Contract Anniversary but in no event later than the 30 calendar day period following the Contract Anniversary immediately following the Annuitant's 85th birthday.

This GMIB will terminate and will not be payable at the earliest of:

●	the Income Date (if prior to the effective date of this GMIB);
●	the 31st calendar day following the Contract Anniversary immediately after the Annuitant's 85th birthday;
●	the date you make a total withdrawal from the Contract;
●	upon your death (unless your spouse is your Beneficiary, elects to continue the Contract and is eligible for this benefit); or
●	if the Owner is not a natural person, upon the death of the Annuitant.

Once elected, this GMIB cannot be terminated in any other way while your Contract is in force.

You have the option of taking this GMIB instead of the other income options described above.  Your monthly income option payments will be calculated by applying the “GMIB Benefit Base” (described below) to the annuity rates in the table of guaranteed purchase rates attached to this GMIB endorsement.  The only types of income payments available under this GMIB are life contingent fixed annuity income payments.  The fixed annuity payment income options currently available are:

Option 1 - Life Income,

Option 2 - Joint and Survivor,

Option 3 - Life Annuity with 120 Monthly Periods Guaranteed, and

Option 4 - Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed.

No other income options will be available, and no partial annuitizations will be allowed.

After the 10th Contract Anniversary or any subsequent Contract Anniversary, the Contract Owner must exercise this option prior to the Income Date.  This GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 Contract Years.  Please consult a tax advisor on this and other matters of selecting income options.

This GMIB only applies to the determination of income payments under the income options specified above.  It is not a guarantee of Contract Value or performance.  This benefit does not enhance the amounts paid in any withdrawals or death benefits.  You will not receive any benefit under this endorsement if you make a total withdrawal of your Contract Value.

Both the amount of this GMIB and the quarterly charge for this GMIB (described above in the Charges section) are based upon an amount called the “GMIB Benefit Base.”  The GMIB Benefit Base for this GMIB is the greater of (a) or (b), where:

(a) is the Roll-Up Component which is equal to:

●	all premiums you have paid (net of any applicable premium taxes); plus
●	any Contract Enhancements credited on or before the business day the GMIB Benefit Base is being calculated; minus
●	an adjustment (described below) for any withdrawals (including any applicable charges and Excess Interest Adjustments to those withdrawals);

compounded at an annual interest rate of 5% from the Issue Date until the earlier of the Annuitant's 80th birthday or the exercise date of this GMIB.

For Contracts issued before May 2, 2005, with the Roll-Up Component, any taxes incurred and the following charges are also subtracted from your premiums and Contract Enhancements: annual contract maintenance charges; transfer charges; and any applicable non-asset based Contract charges due (other than the GMIB charge) under any optional endorsement.

For Contracts issued before May 3, 2004, the annual interest rate is 6%.

All adjustments for Premiums and Contract Enhancements are made on the date of the Premium payment.  All withdrawal adjustments are made at the end of the Contract Year and on the exercise date of this GMIB. For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary is the Roll-Up Component immediately prior to the excess withdrawal multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawal (including any applicable charges and adjustments to such excess withdrawal).  In calculating the withdrawal adjustment, the Issue Date is considered a Contract Anniversary.  Generally, the larger the withdrawal, the greater the impact on the GMIB Benefit Base.  Please note also that when the Contract Value is greater than the Roll-Up Component, dollar for dollar withdrawals would result in a larger withdrawal adjustment than would proportional withdrawals.  However, all withdrawals will be processed as described above, regardless of the level of the Contract Value.

For example, the calculations for a Contract issued with an initial Premium payment of $10,000, this Guaranteed Minimum Income Benefit, and a 4% Contract Enhancement would be as follows.  Assume the Owner takes a gross withdrawal during the Contract Year of $400, which is less than 5% of the Roll-Up Component as of the previous Contract Anniversary and therefore treated as a dollar-for-dollar withdrawal at the end of the Contract Year.  The Roll-Up Component of the GMIB Benefit Base at the end of the year will be equal to the Premium and Contract Enhancement accumulated at 5% to the end of the year; less the withdrawal adjustment of $400 made at the end of the year.  The resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05  - $400 = $10,520.  (If your Contract was issued before May 2, 2005, then annual contract maintenance charges are also subtracted, and the resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05 - $35 - $400 = $10,485.)  These examples do not take into account taxes.

For Contracts issued before May 2, 2004, withdrawal adjustments are made at the time of the withdrawal and reduce the Roll-Up Component of the Benefit Base in the same proportion as the reduction in Contract Value.

and (b) is the Greatest Contract Anniversary Value Component and is equal to:

●	the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday; minus
●	an adjustment (described below) for any withdrawals after that Contract Anniversary (including any applicable charges and Excess Interest Adjustments for those withdrawals); plus
●	any premiums paid (net of any applicable premium taxes) after that Contract Anniversary; minus
●	any annual contract maintenance charge, transfer charge, and any applicable non-asset based charges due under any optional endorsement deducted after that Contract Anniversary; and minus
●	any taxes deducted after that Contract Anniversary.

All of the applicable listed events and their adjustments are made on the date of the transaction.  The withdrawal adjustment is the Greatest Contract Anniversary Value Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments for such withdrawals).

Neither component of the GMIB Benefit Base will ever exceed:

●	200% of premiums paid (net of any applicable premium taxes and excluding premiums paid in the 12 months prior to the date this GMIB is exercised); minus
●	any withdrawals (including related charges and adjustments) deducted since the issuance of the Contract.

For Contracts issued before May 2, 2005, with both components of the GMIB Benefit Base, any taxes incurred and the following charges are also subtracted from your premiums: annual contract maintenance charges; transfer charges; and any non-asset based Contract charges due under any optional endorsement.  The applicability of this limitation will be determined after the calculation of each component of the GMIB Benefit Base.

If you are the Annuitant under your Contract and your spouse continues the Contract after your death, your spouse will become the Annuitant and will continue to be eligible for this GMIB as long as he or she would have been eligible as an Annuitant when your Contract was issued and is age 84 or younger.  If your spouse does not satisfy those criteria, then this GMIB will terminate and the charge for this GMIB will be discontinued.  Similarly, if an Owner who is a natural person is not the Annuitant and the Annuitant dies, you (the Owner) may select a new Annuitant (who must be a person eligible to be an Annuitant on the Issue Date and is age 84 or younger).  If the new Annuitant in that situation does not satisfy those criteria then this GMIB will terminate and the GMIB charge discontinued.  In the event of joint Annuitants, the age of the youngest Annuitant will be used for all these determinations.  Changing an Annuitant or selecting a new Annuitant while the current Annuitant is still living is not allowed.
Among other requirements applicable to Contracts issued to entities/Owners, the use of multiple Contracts by related entities to avoid maximum premium limits is not permitted.  Selection of this GMIB, with multiple Contracts or otherwise, is subject to our administrative rules designed to assure its appropriate use.  We may update these rules as necessary.

You may not elect both a GMIB and a GMWB, and you may not elect to add a GMWB after the Issue Date to a Contract with a GMIB.  You may also not elect both a GMIB and GMAB.

FutureGuard 6 Guaranteed Minimum Income Benefit.

PLEASE NOTE:  EFFECTIVE APRIL 6, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT. In addition, on and after May 16, 2009, we will no longer accept subsequent premium payments for contracts to which this Guaranteed Minimum Income Benefit endorsement is attached.  This subsequent premium limitation does not apply to contracts issued in Connecticut on or after October 4, 2004, or to contracts issued in Maryland.

This Guaranteed Minimum Income Benefit is designed to provide a guaranteed minimum level of future income regardless of the investment performance of the underlying investment options.  The benefit requires annuitization to provide guaranteed income in the future.  For those investors who are wishing to have current income, this benefit allows them to withdraw a minimum amount and still have guaranteed income in the future.  The following description of this Guaranteed Minimum Income Benefit is supplemented by the examples in Appendix H .

This optional GMIB endorsement guarantees a minimum fixed income benefit (under certain life contingent options) after a period of at least 10 Contract Years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase.  The guarantee is different depending on when you purchased a Contract.

This benefit is only available if:

●	you elect it prior to your Contract's Issue Date;
●	the Annuitant is not older than age 75 on the Issue Date; and
●
you exercise it on or within 30 calendar days of any Contract Anniversary that is at least 10 years later than the most recent “Step-Up Date” (described below) but in no event later than the 30 calendar day period following the Contract Anniversary immediately following the Annuitant's 85th birthday.

This GMIB will terminate and will not be payable at the earliest of:

●	the Income Date (if prior to the effective date of this GMIB);
●	the 31st calendar day following the Contract Anniversary immediately after the Annuitant's 85th birthday;
●	the date you make a total withdrawal from the Contract;
●	upon your death (unless your spouse is your Beneficiary, elects to continue the Contract and is eligible for this benefit); or
●	if the Owner is not a natural person, upon the death of the Annuitant.

This GMIB can only be elected at the time you purchase your Contract.  Once elected, this GMIB cannot be terminated in any way other than described above while your Contract is in force.

You have the option of taking this GMIB instead of the other income options described above.  Your monthly income option payments will be calculated by applying the “GMIB Benefit Base” (described below) to the annuity rates in the table of guaranteed purchase rates attached to this GMIB endorsement.  The only types of income payments available under this GMIB are life contingent fixed annuity income payments.  The fixed annuity payment income options currently available are:

Option 1 - Life Income,

Option 2 - Joint and Survivor,

Option 3 - Life Annuity with 120 Monthly Periods Guaranteed, and

Option 4 - Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed.

No other income options will be available, and no partial annuitizations will be allowed.

After any Contract Anniversary that is at least 10 years later than the most recent “Step-Up Date” (described below), the Contract Owner must exercise this option prior to the Income Date.  This GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 Contract Years.  Please consult a tax advisor on this and other matters of selecting income options.

This GMIB only applies to the determination of income payments under the income options specified above.  It is not a guarantee of Contract Value or performance.  This benefit does not enhance the amounts paid in any withdrawals or death benefits.

Both the amount of this GMIB and the quarterly charge for this GMIB (described above in the Charges section) are based upon an amount called the “GMIB Benefit Base.”  The GMIB Benefit Base for this GMIB is the greater of (a) or (b), where:

(a) is the Roll-Up Component which is equal to:

●	the Step-Up Value on the most recent Step-Up Date; plus
●	any premiums you have paid (net of any applicable premium taxes) subsequent to that Step-Up Date; plus
●	any Contract Enhancements (which are credited only in the first Contract Year) subsequent to the Step-Up Date; minus
●	an adjustment (described below) for any withdrawals (including any applicable charges and Excess Interest Adjustments to those withdrawals) subsequent to that Step-Up Date;

compounded at an annual interest rate of 6% from the most recent Step-Up Date until the earlier of the Annuitant's 80th birthday or the exercise date of this GMIB.

At issue, the Step-Up Date is equal to the Issue Date, and the Step-Up Value is equal to the initial Premium paid (net of any applicable premium taxes and Sales Charges) plus any Contract Enhancement credited.  After issue, the Step-Up Date is equal to the Contract Anniversary on which the Owner elects to step up the Roll-Up Component to the Contract Value, and the Step-Up Value is equal to the Contract Value on that Step-Up Date.

Electing to step-up the Roll-Up Component is optional; however, electing to step-up means that you cannot annuitize under this GMIB for another 10 years (from the newly determined Step-Up Date).  A written request for step-up must be received in Good Order by the Service Center within 30 days prior to the Contract Anniversary.  The latest available Step-Up Date will be the Contract Anniversary on or immediately following the Annuitant’s 75th birthday.

All adjustments for Premiums and Contract Enhancements are made on the date of the Premium payment.  All withdrawal adjustments are made at the end of the Contract Year and on the exercise date of this GMIB.  For total withdrawals up to 6% of the Roll-Up Component as of the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the Roll-Up Component as of the previous Contract Anniversary is the Roll-Up Component immediately prior to the excess withdrawal multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawal (including any applicable charges and adjustments to such excess withdrawal).  In calculating the withdrawal adjustment, the Issue Date is considered a Contract Anniversary.  Generally, the larger the withdrawal, the greater the impact on the GMIB Benefit Base.  Please note also that when the Contract Value is greater than the Roll-Up Component, dollar for dollar withdrawals would result in a larger withdrawal adjustment than would proportional withdrawals.  However, all withdrawals will be processed as described above, regardless of the level of the Contract Value.

and (b) is the Greatest Contract Anniversary Value Component and is equal to:

●	the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday; minus
●	an adjustment (described below) for any withdrawals after that Contract Anniversary (including any applicable charges and Excess Interest Adjustments for those withdrawals); plus
●	any premiums paid (net of any applicable premium taxes) after that Contract Anniversary; minus
●	any taxes deducted after that Contract Anniversary.
All of the applicable listed events and their adjustments are made on the date of the transaction.  The withdrawal adjustment is the Greatest Contract Anniversary Value Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments for such withdrawals).

For Contracts issued with this benefit before October 6, 2008, neither component of the GMIB Benefit Base will ever exceed the cap of:

●	300% of premiums paid (net of any applicable premium taxes and excluding premiums paid in the 12 months prior to the date this GMIB is exercised); minus
●	any withdrawals (including related charges and adjustments) deducted since the issuance of the Contract.

For Contracts issued with this benefit on or after October 6, 2008, there is no cap on either component of the GMIB Benefit Base.
If the Contract Value falls to zero while this GMIB is in effect, then:

●
Annuitization under this GMIB will be automatically exercised if, in each Contract Year since the Issue Date, all withdrawals taken during the Contract Year have either been verified to be RMDs or, in total (including any applicable charges and adjustments), have not exceeded 6% of the Roll-Up Component as of the previous Contract Anniversary.

●
A notice of the annuitization will be sent to the Owner within 10 calendar days, and the Owner will have 30 days from the date the Contract Value falls to zero to choose an income option and a payment frequency.  The Contract will remain active during this 30-day period.  If no choice is made by the end of the 30-day period, the Owner will receive monthly payments based on a life annuity with 10 years certain (joint life annuity with 10 years certain if Joint Annuitants).

●	Otherwise, the GMIB terminates without value.

If you are the Annuitant under your Contract and your spouse continues the Contract after your death, your spouse will become the Annuitant and will continue to be eligible for this GMIB as long as he or she would have been eligible as an Annuitant when your Contract was issued and is age 84 or younger.  If your spouse does not satisfy those criteria, then this GMIB will terminate and the charge for this GMIB will be discontinued.  Similarly, if an Owner who is a natural person is not the Annuitant and the Annuitant dies, you (the Owner) may select a new Annuitant (who must be a person eligible to be an Annuitant on the Issue Date and is age 84 or younger).  If the new Annuitant in that situation does not satisfy those criteria then this GMIB will terminate and the GMIB charge discontinued.  In the event of joint Annuitants, the age of the youngest Annuitant will be used for all these determinations.  Changing an Annuitant or selecting a new Annuitant while the current Annuitant is still living is not allowed.

Among other requirements applicable to Contracts issued to entities/Owners, the use of multiple Contracts by related entities to avoid maximum premium limits is not permitted.  Selection of this GMIB, with multiple Contracts or otherwise, is subject to our administrative rules designed to assure its appropriate use.  We may update these rules as necessary.

You may not elect both a GMIB and a GMWB, and you may not elect to add a GMWB after the Issue Date to a Contract with a GMIB.  You may also not elect both a GMIB and GMAB.

DEATH BENEFIT

The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase.  Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state.  For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center.  Our contact information is on the first page of this prospectus.  With the exception of LifeGuard Freedom Flex DB, which currently may only be selected at issue in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options) , the optional death benefits are only available upon application or upon conversion (if conversion is permitted).  In addition, once an optional death benefit is chosen, it cannot be canceled except upon conversion, (if conversion is permitted) , or upon spousal continuation in the case of the LifeGuard Freedom Flex DB .

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB.  Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.

The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, due proof of death and a completed claim form from the Beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary).  Payment will include interest to the extent required by law.  The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the other death benefit endorsements.  If you have a guaranteed minimum death benefit, the amount by which the guaranteed minimum death benefit exceeds the account value will be put into your account as of the date we receive all required documentation from the Beneficiary of record and will be allocated among the Investment Divisions and Fixed Account according to the current allocation instructions on file for your account as of that date.  Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

Basic Death Benefit. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit.  If you have a joint Owner, the death benefit will be paid when the first joint Owner dies.  The surviving joint Owner will be treated as the Beneficiary.  Any other Beneficiary designated will be treated as a contingent Beneficiary.  Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

The death benefit equals the greater of:

●	your Contract Value on the date we receive all required documentation from your Beneficiary; or
●
the total premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges and adjustments) in the same proportion that the Contract Value was reduced on the date of the withdrawal.  For Contracts issued before October 4, 2004, the withdrawal adjustment is equal to the dollar amount of the withdrawal, and this component of the death benefit would be further reduced by any annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and premium taxes.

Earnings Protection Benefit (“EarningsMax”).  The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death.  If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value, including any Contract Enhancement, exceeds the remaining premiums (premiums not previously withdrawn).  If the earnings amount is negative, i.e., the total remaining premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid.  In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial premium if you die in the first Contract year).

As described below, if your spouse exercises the Special Spousal Continuation Option upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit.  If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse's death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death.  In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in “Special Spousal Continuation Option” beginning on page 336 ).  In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the Continuation Adjustment plus remaining premiums paid on or after the Continuation Date (excluding remaining premiums paid within 12 months of your spouse's death).

You must elect the Earnings Protection Benefit when you apply for your Contract.  Once elected, the benefit may not be terminated.  However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

No Earnings Protection Benefit (other than a “Continuation Adjustment” described below in “Special Spousal Continuation”) will be paid:

●	if your Contract is in the income phase at the time of your death;
●	if there are no earnings in your Contract; or
●	if your spouse exercises the Special Spousal Continuation Option (described below) and either
○ is age 76 or older at the Continuation Date or
○ elects to discontinue the Earnings Protection Benefit.

The Earnings Protection Benefit may not be available in your state.  See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

Optional Death Benefits. Several optional death benefits are available, in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on the amount of the basic death benefit.  Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract's basic death benefit before selecting an optional death benefit.  Except for LifeGuard Freedom Flex DB, all optional death benefits are available if you are 79 years of age or younger on the Contract's Issue Date.  The LifeGuard Freedom Flex DB is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options) and only if the Owner is 35 to 70 years of age on the date the endorsement is added to the Contract.   The older you are at the time of selection, the less advantageous it would be for you to select an optional death benefit.  These optional death benefits are subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

Depending on when and in what state you applied for the Contract: the availability of an optional death benefit may have been different; how an optional death benefit is calculated varies; and we may have referred to an optional death benefit by a different name – all as noted below.

For purposes of these optional death benefits, “Net Premiums” are defined as your premium payments net of premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal.  Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%.  Similarly, with the “Highest Anniversary Value” or “Highest Quarterly Anniversary Value” component, the adjustment to your Contract Value for any withdrawals (including applicable charges and deductions) will have occurred proportionally at the time of the withdrawals.  For Contracts issued before October 4, 2004, your premium payments are further reduced by the annual contract maintenance charges, transfer charges, the charges for any optional benefit endorsements, and taxes.  Also for Contracts issued before October 4, 2004, certain withdrawal adjustments are instead equal to the dollar amount of your withdrawals.  Please see the calculations for the optional death benefits purchased before May 2, 2005, beginning on page 326, for more information.

Following are the calculations for the optional death benefits on and after October 6, 2008.  For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

5% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the 5% Roll-up Death Benefit will be determined as of the end of any business day and is equal to:

●	The Step-Up Value on the most recent Step-Up Date,
●	Plus any premium paid (net of any applicable premium taxes) subsequent to the determination of the Step-Up Value,
●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 5% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.
However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement's effective date.  The interest rate is 3% per annum for all ages in Washington State.

If this endorsement was added to your Contract before April 6, 2009, adjustments to the GMDB Benefit Base due to the payment of premium will occur at the time of the premium payment.  If this endorsement was added to your Contract on or after April 6, 2009, all such premium payment adjustments will occur at the time of the premium payment, unless the premium payment is received during the first Contract Quarter.  If the premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge).  For total withdrawals up to 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals).  Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 5% Roll-up Death Benefit.

The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial premium paid (net of any applicable premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

6% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the 6% Roll-up Death Benefit will be determined as of the end of any business day and is equal to:

●	The Step-Up Value on the most recent Step-Up Date,
●	Plus any premium paid (net of any applicable premium taxes) subsequent to the determination of the Step-Up Value,
●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 6% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.
However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement's effective date.  The interest rate is 3% per annum for all ages in Washington State.

If this endorsement was added to your Contract before April 6, 2009, adjustments to the GMDB Benefit Base due to the payment of premium will occur at the time of the premium payment.  If this endorsement was added to your Contract on or after April 6, 2009, all such premium payment adjustments will occur at the time of the premium payment, unless the premium payment is received during the first Contract Quarter.  If the premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge).  For total withdrawals up to 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals).  Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 6% Roll-up Death Benefit.

The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial premium paid (net of any applicable premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any business day and is equal to the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday.  Each adjusted quarterly Contract Value is equal to:

●	The Contract Value on the endorsement's effective date or Contract Quarterly Anniversary, as applicable,
●	Less for any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),
●	Plus any premium paid (net of any applicable premium taxes) subsequent to that date.

For the purposes of calculating the GMDB Benefit Base, all adjustments will occur at the time of the withdrawal or premium payment and all adjustments for amounts withdrawn will reduce the GMDB Benefit Base in the same proportion that the Contract Value was reduced on the date of such withdrawal.  Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Death Benefit.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any business day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

●	The Step-Up Value on the most recent Step-Up Date,
●	Plus any premium paid (net of any applicable premium taxes) subsequent to the determination of the Step-Up Value,
●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 5% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.
However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement's effective date.  The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, adjustments to the GMDB Benefit Base due to the payment of premium will occur at the time of the premium payment, if this endorsement was added to your Contract before April 6, 2009.  If this endorsement was added to your Contract on or after April 6, 2009, all such premium payment adjustments will occur at the time of the premium payment, unless the premium payment is received during the first Contract Quarter.  If the premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge).  For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals).  Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-Up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday.  Each adjusted quarterly Contract Value is equal to:

●	The Contract Value on the endorsement's effective date or Contract Quarterly Anniversary, as applicable,
●	Less for any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),
●	Plus any premium paid (net of any applicable premium taxes) subsequent to that date.

For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal.  Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial premium paid (net of any applicable premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any business day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

●	The Step-Up Value on the most recent Step-Up Date,
●	Plus any premium paid (net of any applicable premium taxes) subsequent to the determination of the Step-Up Value,
●	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 6% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.
However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement's effective date.  The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, adjustments to the GMDB Benefit Base due to the payment of premium will occur at the time of the premium payment, if this endorsement was added to your Contract before April 6, 2009.  If this endorsement was added to your Contract on or after April 6, 2009, all such premium payment adjustments will occur at the time of the premium payment, unless the premium payment is received during the first Contract Quarter.  If the premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base.  All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge).  For total withdrawals up to 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals).  Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-Up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday.  Each adjusted quarterly Contract Value is equal to:

●	The Contract Value on the endorsement's effective date or Contract Quarterly Anniversary, as applicable,
●	Less for any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),
●	Plus any premium paid (net of any applicable premium taxes) subsequent to that date.
For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal.  Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial premium paid (net of any applicable premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date.  If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a) = the GMDB Benefit Base on the Income Date; and
(b) = the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order.  If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

LifeGuard Freedom DB, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	The Contract's Basic Death Benefit (see the description above); or
(b)	The GMWB Death Benefit

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THE LIFEGUARD FREEDOM DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom DB is only available in conjunction with the purchase of the LifeGuard Freedom GMWB.  At election, the GMWB Death Benefit equals the LifeGuard Freedom GMWB Guaranteed Withdrawal Balance (GWB).  If you select the LifeGuard Freedom GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of any applicable premium taxes and adjusted for any subsequent premium payments and withdrawals.  If the LifeGuard Freedom GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  Election of LifeGuard Freedom DB after issue is only permitted if another optional death benefit endorsement has not been elected, unless you convert to LifeGuard Freedom DB from another optional death benefit (if conversion is permitted).  In addition, if you convert to LifeGuard Freedom GMWB from another Guaranteed Minimum Withdrawal Benefit, LifeGuard Freedom DB is not available unless you are converting from the older version of LifeGuard Freedom GMWB to the newer version of LifeGuard Freedom GMWB (if conversion is permitted).

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) the LifeGuard Freedom GMWB Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged.  If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.00.

The GMWB Death Benefit is not adjusted upon step-up, the application of the GWB adjustment or the application of any bonus.  The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

For more information about how the LifeGuard Freedom GMWB works, including how the GWB and GAWA are calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 158.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 or later (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

●
Life Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

●
Specified Period Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.
If, under this income option, the Owner is not deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner along with the remaining GWB.

●
Life Income.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Joint and Survivor.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Life Annuity With at Least 120 Monthly Payments.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

LifeGuard Freedom 6 DB, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	The Contract's Basic Death Benefit (see the description above); or
(b)	The GMWB Death Benefit

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THE LIFEGUARD FREEDOM 6 DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom 6 DB is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB and only if the Owner is 75 years of age or younger on the date the endorsement is added to the Contract.  At election, the GMWB Death Benefit equals the LifeGuard Freedom 6 GMWB Guaranteed Withdrawal Balance (GWB).  If you select the LifeGuard Freedom 6 GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of any applicable premium taxes and adjusted for any subsequent premium payments and withdrawals.  If the LifeGuard Freedom 6 GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  Election of LifeGuard Freedom 6 DB after issue is only permitted if another optional death benefit endorsement has not been elected.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) the LifeGuard Freedom 6 GMWB Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged.  If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.00.

In addition, on the 7th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit.

The GMWB Death Benefit is not adjusted upon step-up of the LifeGuard Freedom 6 GMWB GWB, the application of the GWB adjustment or the application of any bonus.  The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

For more information about how the LifeGuard Freedom 6 GMWB works, including how the GWB and GAWA are calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 179.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 or later (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

●
Life Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

●
Specified Period Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.
If, under this income option, the Owner is not deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner along with the remaining GWB.

●
Life Income.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Joint and Survivor.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Life Annuity With at Least 120 Monthly Payments.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

LifeGuard Freedom Flex DB , if elected, replaces your basic death benefit and is the only death benefit during the accumulation phase of your Contract.  The LifeGuard Freedom Flex DB is the greater of :

(a) The Contract's Basic Death Benefit (see the description above); or
(b) The GMWB Death Benefit, as calculated under this death benefit.

The LifeGuard Freedom Flex DB is only available currently in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of LifeGuard Freedom Flex GMWB  (the “LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option”) and only if the Owner is 35 to 70 years of age on the date that the endorsement is issued in connection with the Contract.  At election, the GMWB Death Benefit equals the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Guaranteed Withdrawal Balance (GWB).  When purchased at Contract issuance, the GWB is your initial premium payment, net of any applicable premium taxes, plus any Contract Enhancements on the premium payments.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code ( for certain tax-qualified Contracts) , the GMWB Death Benefit will be unchanged.   If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD; and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal.   Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

In addition, on the 7 th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit, subject to a maximum of $5,000,000.

The GMWB Death Benefit is not adjusted upon Step-Up of the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups GWB, the application of the GWB Adjustment or the application of any bonus.   The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

Upon continuation of the Contract by a spousal Beneficiary, the surviving spouse may elect to terminate LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups, in which case the GMWB death benefit will be included in the calculation of the Continuation Adjustment.  If the spouse does not make such an election, the endorsement, including the death benefit thereunder, will continue in accordance with its terms, but the GMWB death benefit will not be included in the Continuation Adjustment.

For more information about how the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups works, including how the GWB and GAWA are calculated, please see “For Life GMWB With Bonus and Step-Up” beginning on page 285 .

Unlike the basic death benefit, LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups may provide a death benefit on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this endorsement terminates and no death benefit under the endorsement is payable.  However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

●
Life Income of the GAWA .  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

●
Specified Period Income of the GAWA .  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.
If, under this income option, no Owner is deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner(s) along with the remaining GWB.

●
Life Income .  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Joint and Survivor .  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor payee’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Life Annuity With at Least 120 Monthly Payments .  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

The death benefits under the Income Options vary depending on which Income Option you select. Either  the GMWB Death Benefit calculation, described above, with or without any remaining GWB, or the greater of the GMWB Death Benefit calculation or the Contract Value is payable. Each is computed on the Income Date. For more information on these Income Options, see “LifeGuard Freedom Flex GMWB – Annuitization” beginning on page 294 , and  “Income Options” beginning on  page 309 .”

Following are the calculations for the optional death benefits on and after May 2, 2005 through October 5, 2008.  For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

5% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date.  Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

4% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.  For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(d)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes), subsequent to that Contract Anniversary.  For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date.  Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Combination 4% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(d)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.  For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THE COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Following are the calculations for the optional death benefits before May 2, 2005.  For purposes of these calculations, amounts in (c) and (d) of the roll-up and combination death benefits are limited to 250% of your total Net Premiums; however, this limitation does not include the amount payable with the Earnings Protection Benefit.  For more information, please see “Earnings Protection Benefit” beginning on page 310.  We will not permit you to use multiple Contracts to try to circumvent this limitation.

5% Roll-up Death Benefit (5% Compounded Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)	total Net Premiums since your Contract was issued, compounded at 5% per annum; or
(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 5% per annum.

However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date. Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

4% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)	total Net Premiums since your Contract was issued, compounded at 4% per annum; or
(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 4% per annum.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

Highest Anniversary Value Death Benefit (Maximum Anniversary Value Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit (Combination Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)	total Net Premiums since your Contract was issued, compounded at 5% per annum; or
(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 5% per annum; or
(e)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary).

However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date.  Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

Combination 4% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)	total Net Premiums since your Contract was issued, compounded at 4% per annum; or
(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 4% per annum; or
(e)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

Payout Options. The basic death benefit and the optional death benefits can be paid under one of the following payout options:

●	single lump sum payment; or
●	payment of entire death benefit within 5 years of the date of death; or
●
payment of the entire death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy, with the balance of the death benefit payable to the Beneficiary.  Any portion of the death benefit not applied under an income option within one year of the Owner's death, however, must be paid within five years of the date of the Owner's death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time.  The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death.  If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name.  For more information, please see “Special Spousal Continuation Option” beginning on page 336 .

Pre-Selected Payout Options. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date.  However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary.  If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract.  This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code.  If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death.  The Pre-selected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time.  Moreover, we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value.  We calculate this amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary's written request to continue the Contract (the “Continuation Date”).  We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse.  The Special Spousal Continuation Option may not be available in your state.  See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract.  The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate most of the optional benefits you elected.  However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse's death.  Any GMIB will terminate upon your death (and no further GMIB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract.  For more information, please see the descriptions of the Guaranteed Minimum Income Benefits beginning on page 309 .  Similarly, a GMWB will also terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract.  For more information, please see the respective GMWB subsections in this prospectus.

Unless your spouse discontinues the Earnings Protection Benefit on the Continuation Date, charges for the benefit will be deducted even though no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued.

The Special Spousal Continuation Option is available to elect one time on the Contract.  However, if you have elected the Pre-Selected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code.  The Pre-Selected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death.  If you die, the Beneficiary becomes the Owner.  If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary.  Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.  A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules.  If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant.  However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected.  Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

TAXES

The following is only general information and is not intended as tax advice to any individual.  Additional tax information is included in the SAI.  You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified contract.  Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral.  You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal, including withdrawals under any GMWB you may elect, or an income payment) is made from the Contract.  This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person).  Loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract.  Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments.  Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract.  In contrast, a part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of premium.  The balance of each income payment is taxable as ordinary income.  The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made.  Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income.  Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract.  This penalty tax will not apply to any amounts:

●	paid on or after the date you reach age 59 1/2;
●	paid to your Beneficiary after you die;
●	paid if you become totally disabled (as that term is defined in the Code);
●
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

●	paid under an immediate annuity; or
●	which come from premiums made prior to August 14, 1982.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death.  The Owner's “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the Owner's “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments.  The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts.  The Code also imposes required minimum distributions for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract.  These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI.  Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities.  Withdrawals can only be made when an Owner:

●	reaches age 59 1/2;
●	leaves his/her job;
●	dies;
●	becomes disabled (as that term is defined in the Code); or
●	experiences hardship. However, in the case of hardship, the Owner can only withdraw the premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity.  Qualified distributions from Roth IRA annuities are entirely federal income tax free.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

Constructive Withdrawals – Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.  In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes.  Under the facts in these Rulings:

●	there was a written agreement providing for payments of the fees solely from the annuity Contract,
●	the Contract Owner had no liability for the fees, and
●	the fees were paid solely from the annuity Contract to the adviser.

Extension of Latest Income Date.  If you do not annuitize your non-qualified Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes.  The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year of your Latest Income Date.  In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time.  Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

Death Benefits. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval.  The Contract and all death benefit riders attached thereto have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Assignment. An assignment of your Contract will generally be a taxable event.  Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended.  These limits are summarized in the SAI.  You should consult your tax adviser prior to making any assignment of your Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract.  We believe that the underlying investments are being managed so as to comply with these requirements.  A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the contract owner and Jackson regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects.  The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract offers 99 Investment Divisions and at least one Fixed Account Option, although a Contract Owner's Contract Value can be allocated to no more than 18 fixed and variable options at any one time.  The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld.  Some states have enacted similar rules.  Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments.  Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution;
(c)	a hardship withdrawal; or
(d)	the non-taxable portion of a distribution.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the Contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) while we impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging.  If the amount allocated to the Investment Divisions plus the amount allocated to a Fixed Account Option is at least $15,000, you can arrange to have a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions and other Fixed Account Options (each a "Designated Option") from the one-year Fixed Account Option or any of the Investment Divisions (each a “Source Option”) .   For Contracts issued on or after October 11, 2010, if we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) the one-year Fixed Account Option can be used as a Source Option for Dollar Cost Averaging only with respect to new premiums that are allocated to that Source Option, (ii) only a twelve-month Dollar Cost Averaging period may be selected, (iii) transfers out of the one-year Fixed Account Option pursuant to such Dollar Cost Averaging will not count against the maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option and (iv) transfers from that Source Option other than such scheduled transfers will not be permitted.

To the extent that Fixed Account Options are not available or are otherwise restricted from being a Dollar Cost Averaging Source Option , D ollar C ost A veraging will be exclusively from the Investment Divisions.  In the case of transfers from the one-year Fixed Account Option or Investment Divisions with a stable unit value to the Investment Divisions, Dollar Cost Averaging can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase.  Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.  There is no charge for Dollar Cost Averaging.  Certain restrictions may apply.

Dollar Cost Averaging Plus (DCA+). The DCA+ Fixed Account Option is a “source account” designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Fixed Account Options.   A Contract Value of $15,000 is required to participate.   The DCA+ Fixed Account Option is credited with an enhanced interest rate.  If a DCA+ Fixed Account Option is selected, monies in the DCA+ Fixed Account Option will be systematically transferred to the Investment Divisions or other Fixed Account Options chosen over a DCA+ term of either twelve months or six months, as you select.

For Contracts issued on or after October 11, 2010 , transfers out of the DCA+ Fixed Account Option other than the automatic DCA+ transfers can be made only if you discontinue use of the DCA+ Fixed Account Option.  Also, for Contracts issued on or after October 11, 2010 , if we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) you may not discontinue the DCA+ Fixed Account Option or otherwise transfer or withdraw any amounts from the DCA+ Fixed Account Option, but (ii) automatic transfers pursuant to DCA+ will not count against any maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option.

There is no charge for DCA+.  You should consult your Jackson representative with respect to the current availability of the Fixed Account Options and the availability of DCA+.  If you purchased your Contract between June 4, 2003 and August 17, 2003, the Fixed Account may not be used as a source account.

Earnings Sweep.  You can choose to move your earnings from the source accounts (only applicable from the one-year Fixed Account Option, if currently available, and the Money Market Investment Division).  There is no charge for Earnings Sweep.

If you purchased your Contract between June 4, 2003 and August 17, 2003 and you purchased the 3% or 4% Contract Enhancement, earnings may be transferred only from JNL/Select Market Fund into the Investment Divisions.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages.   If your Contract was issued on or after October 11, 2010, rebalancing will terminate if your rebalancing program includes the one-year Fixed Account Option and (i) we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” or (ii) we exercise our right to require that any premiums allocated to the one-year Fixed Account Option be automatically transferred out of that option over a period of time that we specify.  In that case, however, you could re-elect automatic rebalancing without the one-year Fixed Account Option.   Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.  There is no charge for Rebalancing.

If you purchased your Contract between June 4, 2003 and August 17, 2003 and you purchased the 3% or 4% Contract Enhancement, rebalancing may only include the investment divisions.

You may cancel a Dollar Cost Averaging, Earnings Sweep or Rebalancing program using whatever methods you use to change your allocation instructions.

Free Look. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it.  We will return

●	the Contract Value, plus
●	any fees (other than asset-based fees) and expenses deducted from the premiums, minus
●	any applicable Contract Enhancement recapture charges.

We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract or the date you return it to the selling agent.  We will return premium payments where required by law.  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising.  From time to time, we may advertise several types of performance of the Investment Divisions.

●	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.
●	Standardized average annual total return is calculated in accordance with SEC guidelines.
●
Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return.  For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

●	Yield refers to the income generated by an investment over a given period of time.
Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period.  Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features.  The deduction of withdrawal charges and/or the charges for optional features would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code.  In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education.  The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved contract or vendor during the period of ORP participation.  These requirements will apply to any other jurisdiction with comparable requirements.

Modification of Your Contract. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract.  Any change or waiver must be in writing.  We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

Legal Proceedings.  Jackson is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation.  The market conduct litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from Jackson during periods ranging from 1981 to present. Jackson has retained national and local counsel experienced in the handling of such litigation.  To date, such litigation has either been resolved by Jackson on a non-material basis, or is being vigorously defended.  Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable.  Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2009, for information concerning such amounts that have been accrued.  At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.

PRIVACY POLICY

Collection of Nonpublic Personal Information. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

●	Information we receive from you on applications or other forms;
●	Information about your transactions with us;
●	Information we receive from a consumer reporting agency;
●	Information we obtain from others in the process of verifying information you provide us; and
●	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information. We will not disclose our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law.  To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your Contract and process the transactions and services you request.  We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications.  Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested.  These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.
You should know that your representative is independent of Jackson.  He or she is responsible for the use and security of information you provide him or her.  Please contact your representative if you have questions about his or her privacy policy.

Security to Protect the Confidentiality of Nonpublic Personal Information.  We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information.  Our practices of safeguarding your information help protect against the criminal use of the information.  Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to our employees, agents and contractors.  We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	2
Services	2
Purchase of Securities Being Offered	7
Underwriters	7
Calculation of Performance	7
Additional Tax Information	9
Annuity Provisions	19
Net Investment Factor	20
Condensed Financial Information	20

APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®” and “Jackson®” are trademarks or service marks of Jackson National Life Insurance Company.

“Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM,” “The DowSM” and “the Dow 10SM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME Group Index Holdings LLC (“CME”) and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company®.  Dow Jones, CME and their respective affiliates have no relationship to the JNL Variable Fund LLC and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average (DJIA) and their respective service marks for use in connection with the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

Dow Jones, CME and their respective affiliates do not:
●
Sponsor, endorse, sell or promote the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Recommend that any person invest in the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Consider the needs of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or the owners of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund. Specifically,

●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
●
The results to be obtained by the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund, the owners of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the indexes and trademarks referred to above by Jackson National Life Insurance Company® and Dow Jones is solely for the benefit of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund and not for any other third parties.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.
The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.
“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “S&P 500 Index®,” “S&P MidCap 400 Index®,” and the “S&P SmallCap 600 Index®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Jackson.  The JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P® 10 Fund, the JNL/Mellon Capital Management S&P® SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management S&P® 24 Fund and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor’s Index  are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in these Funds.  Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P.  S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund.  Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX B

CONTRACT ENHANCEMENT RECAPTURE CHARGE PROSPECTUS EXAMPLES

Example 1 illustrates the application of the 4% Contract Enhancement endorsement to a Contract with a single premium payment and the application of withdrawal charges (using the base withdrawal charge schedule) and recapture charges upon a partial withdrawal when earnings exceed 10% of remaining premium (and, therefore, there is no free withdrawal).  This example assumes that the Contract is issued on October 1, 2010, and that the Contract Value grows to $128, 837.76 by September 30, 2014.  The Contract Owner requests that he or she be sent $100,000 on September 30, 2014.  The Contract Value will have to be reduced by not only the $100,000, but also by the applicable Withdrawal Charge and Recapture Charge owed to us given the amount of premium withdrawn that is subject to those charges, as illustrated below.

Example 1
10/1/2010	: Contract Issue Date
$100,000.00	: Premium
4.00%	: Contract Enhancement Percentage
$4,000.00	: Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (4.00%))
6.00%	: Withdrawal Charge Percentage for Completed Year 3-4 (WC%)
2.50%	: Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50%	: Hypothetical Net Return

At end of Year 4
9/30/2014
$128,837.76	: Contract Value at end of Year 4
$100,000.00	: Net Withdrawal Amount (The amount requested to be sent.)

$28,837.76	: Earnings (Contract Value ($128,837.76) less Premium ($100,000)), which are presumed to be withdrawn first and without charges.
$71,162.24	: Net Withdrawal Amount requested ($100,000) minus Earnings ($28,837.76).
$77,772.94
: Corresponding Premium.  The amount to which the appropriate recapture charge percentage and withdrawal charge percentage are applied.  This amount is determined by multiplying the Net Withdrawal Amount requested minus Earnings ($71,162.24) by a factor determined by the percentage amounts of the applicable charges.  It is the actual amount of premium that will need to be withdrawn to send the Contract Owner the Net Withdrawal Amount and apply the remainder to pay the charges to us.  In this example, the corresponding premium is specifically calculated as follows: $71,162.24 X (1/[1 – (6.00% + 2.50%)]) = $77,772.94.  In this calculation, the 6.00% represents the WC%, and the 2.50% represents the RC%.

$100,000.00	: Net Withdrawal Amount
$4,666.38	: Withdrawal Charge: $77,772.94 multiplied by WC% (6.00%)
$1,944.32	: Recapture Charge: $77,772.94 multiplied by RC% (2.50%)
$106,610.70
: Total Withdrawal Amount (Net Withdrawal requested ($100,000.00) plus the Withdrawal Charge ($4,666.38) and the Recapture Charge ($1,944.32) that is imposed on the withdrawal of premium) which is the total amount deducted from the Contract Value

$22,227.06	: Contract Value after Total Withdrawal ($128,837.76 less $106,610.70)

Example 2 illustrates the application of the 4% Contract Enhancement endorsement to a Contract with multiple premium payments and the application of withdrawal charges (using the base withdrawal charge schedule) and recapture charges upon a partial withdrawal when earnings do not exceed 10% of remaining premium.  This example assumes that the Contract is issued on October 1, 2010, the Contract Owner makes an additional premium payment of $100,000 on November 1, 2012, and that the Contract Value grows to $207,000 by December 15, 2012.  The Contract Owner requests that he or she be sent $150,000 on December 15, 2012.  The Contract Value will have to be reduced by not only the $150,000, but also by the applicable Withdrawal Charge and Recapture Charge owed to us given the amount of premium withdrawn that is subject to those charges, as illustrated below.  For purposes of the withdrawal charge and recapture charge, we treat withdrawals as coming first from earnings, which are withdrawn without withdrawal charges and recapture charges, and then from the oldest remaining premium, which will have the lowest withdrawal charges and recapture charges of any premium remaining in the Contract.

Example 2
10/1/2010	: Contract Issue Date
$100,000.00	: Premium 1
4.00%	Contract Enhancement Percentage
$4,000.00	: Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (4.00%))
7.00%	: Withdrawal Charge Percentage for Completed Year 2-3 (WC%1)
2.50%	: Recapture Charge Percentage for Completed Year 2-3 (RC%1)

11/1/2012
$100,000.00	: Premium 2 received in Contract Year 2-3
3.00%	: Contract Enhancement Percentage for Premium received in Contract Year 2-3
$3,000.00	: Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (3.00%))
8.50%	: Withdrawal Charge Percentage for Completed Year 0-1 (since the receipt of the premium) (WC%2)
2.50%	: Recapture Charge Percentage for Completed Year 0-1 (since the receipt of the premium) (RC%2)
0.00%	: Hypothetical Net Return

12/15/2012
$207,000.00	: Contract Value
$150,000.00	: Net Withdrawal Amount (The amount requested to be sent.)

$7,000.00	: Earnings (Contract Value ($207,000) less Premiums ($200,000)), which are presumed to be withdrawn first and without charges.
$13,000.00	: Amount available for withdrawal under the free withdrawal provision [(Premium ($200,000) multiplied by 10%) less Earnings ($7,000)]
$130,000.00	: Net Withdrawal Amount ($150,000) requested minus Earnings ($7,000) and minus the free withdrawal amount ($13,000)).

$100,000.00	: Total Corresponding Premium 1, which is the oldest remaining premium. All of this premium must be withdrawn to meet the requested Net Withdrawal Amount.
$90,500.00
: The amount of Premium 1 withdrawn after deducting the Withdrawal Charge and the Recapture Charge paid to us (Total Corresponding Premium 1 withdrawn ($100,000) less the Withdrawal Charge from Premium 1($100,000 multiplied by WC%1 (7.00%) equals $7,000) less the Recapture Charge from Premium 1 ($100,000 multiplied by RC%1 (2.50%) equals $2,500))

$39,500.00
: Net withdrawal amount needed from Premium 2, which is equal to the Net Withdrawal Amount requested ($150,000), minus Earnings ($7,000), minus the free withdrawal amount ($13,000), and minus the amount withdrawn from Premium 1 after deducting the Withdrawal Charge and the Recapture Charge ($90,500)

$44,382.02
: Total Corresponding Premium 2.   The amount of Premium 2 to which the appropriate recapture charge percentage and withdrawal charge percentage are applied.  This amount is determined by multiplying the net withdrawal amount needed from Premium 2 ($39,500) by a factor determined by the percentage amounts of the applicable charges.  In this example, the corresponding premium 2 is specifically calculated as follows: $39,500 X (1/[1 – (8.50% + 2.50%)]) = $44,382.02.  In this calculation, the 8.50% represents the WC%2, and the 2.50% represents the RC%2.

$150,000.00	: Net Withdrawal Amount
$7,000.00	: Withdrawal Charge from Premium 1: $100,000 multiplied by WC%1 (7.00%)
$2,500.00	: Recapture Charge from Premium 1: $100,000 multiplied by RC%1 (2.50%)
$3,772.47	: Withdrawal Charge from Premium 2: $44,382.02 multiplied by WC%2 (8.50%)
$1,109.55	: Recapture Charge from Premium 2: $44,382.02 multiplied by RC%2 (2.50%)
$164,382.02
: Total Withdrawal Amount (Net Withdrawal requested ($150,000.00) plus the Withdrawal Charge ($7,000.00 plus $2,500.00 equals $9,500.00 in total Withdrawal Charges) and the Recapture Charge ($3,772.47 plus $1,109.55 equals $4,882.02 in total Recapture Charges) that is imposed on the withdrawal of premium) which is the total amount deducted from the Contract Value)

$42,617.98	: Contract Value after Total Withdrawal ($207,000.00 less $164,382.02)

Example 3 illustrates the application of the 4% Contract Enhancement endorsement to a Contract with a single premium payment and the application of recapture charges when a contract is annuitized and the corresponding Income Date is within the recapture charge schedule (please see the Recapture Charge Schedule(s) beginning on page 45 of this prospectus).  This example assumes that the Contract is issued on October 1, 2010, and that the Contract Value grows to $128, 837.76 by September 30, 2014.  The Contract Owner requests to annuitize his or her Contract and the Income Date is September 30, 2014.

Example 3
10/1/2010	: Contract Issue Date
$100,000.00	: Premium
4.00%	: Contract Enhancement Percentage
$4,000.00	: Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (4.00%))
2.50%	: Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50%	: Hypothetical Net Return

At end of Year 4
9/30/2014	: Income Date
$128,837.76	: Contract Value at end of Year 4
$2,500.00	: Recapture Charge when the Income Date is at the end of Year 4: Premium ($100,000) multiplied by RC% (2.50%)
$126,337.76	: Contract Value to be annuitized (Contract Value less Recapture Charge on the Income Date)

APPENDIX C

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products.

1st Discount Brokerage Inc.	Center Street Securities	FSP Investments LLC	Investors Capital Corp.
1st Global Capital Corporation	CFD Investments, Inc.	Fulcrum Securities Inc.	Investors Security Co Inc.
Advisory Group Equity Services	Commonwealth Financial Network	G. F. Investment Services, LLC	J.J.B. Hilliard, W.L. Lyons, LLC
American Capital Partners LLC	Compak Securities Inc.	G.A. Repple & Company	J.W. Cole Financial, Inc.
American Independent Securities Group	Comprehensive Asset Mgmt and Servicing, Inc.	G.W. Sherwold Associates, Inc.	Janney Montgomery Scott, LLC
American Portfolios Financial Services, Inc.	Crowell, Weedon & Company	Geneos Wealth Management, Inc.	JP Turner & Company, LLC
Ameriprise Financial Services Inc.	Crown Capital Securities L.P.	Genworth Financial Securities	JRL Capital Corporation
Ameritas Investment Corp.	CUE Financial Group, Inc.	Girard Securities, Inc.	K. W. Chambers & Co.
Apple Tree Investments	CUSO Financial Services	Great American Advisors, Inc.	Kalos Capital, Inc.
Askar Corp	Cutter and Company	GWN Securities, Inc.	KCD Financial
Assist Investment Management Company, Inc.	D H Hill Securities LLP	H. Beck, Inc.	Key Investment Services LLC
Associated Securities Corp.	D.A. Davidson & Co.	H.D. Vest Investment Securities	KMS Financial
Ausdal Financial Partners Inc.	David A. Noyes & Company	Hantz Financial Services, Inc.	Koehler Financial, LLC
AXA Advisors LLC	Eagle One Investments, LLC	Harbor Financial Services	Kovack Securities, Inc.
BancWest Investment Services Inc.	EDI Financial, Inc.	Harbour Investment, Inc.	L.M. Kohn & Company
BB&T Investment Services Inc.	Ensemble Financial Services	Harger & Company	Labrunerie Financial, Inc.
BCG Securities	Equity Services, Inc.	Harold Dance Investments	Landoak Securities
Beneficial Investment Services	Essex National Securities	Harvest Capital	Lasalle St Securities LLC
Benjamin F. Edwards & Co. Inc.	Feltl & Company	Hazard & Siegel, Inc.	Legend Equities Corp.
Bentley-Lawrence Securities	Ferris Baker Watts, Inc.	HBW Securities	Leigh Baldwin & Company, LLC
Berthel Fisher & Company Financial Services	Fifth Third Securities	Heartland	Lincoln Financial
BOSC, Inc.	Financial Advisers of America	Heritage Financial Systems Inc	Lincoln Investment Planning
Brecek & Young Advisors, Inc.	Financial Network Investment	Hornor Townsend & Kent, Inc.	Lombard Securities
Broker Dealer Financial	Financial Planning Consultants	Huntleigh Securities Corp.	Lowell & Company Inc.
Brokers International Financial Services, LLC	Financial Security Management	IBN Financial Services	LPL Financial Corporation
Brookstone Securities	Financial West Investment Group	IMS Securities	Madison Avenue Securities, Inc.
Butler Freeman Tally Financial Group, LLC	Fintegra	Independent Financial Group	Main Street Securities
Cadaret, Grant & Company	First Allied Securities, Inc.	Infinex Investments	Medallion Investment Services Inc.
Cambridge Investment Research	First Brokerage America	ING Financial	Merrimac Corporate Securities Inc.
Cape Securities Inc.	First Citizens Investor Services	Institutional Securities Corp.	Metlife Securities
Capital Analysts, Inc.	First Financial Equity	InterCarolina Financial Services	Michigan Securities Inc.
Capital Financial Services	First Heartland Capital, Inc.	Intervest International	Mid Atlantic Securities Inc.
Capital Guardian LLC	First Independent Financial	Invest Financial Corp.	Midwest Financial and
Capital Investment Brokerage, Inc.	FMN Capital Corporation	Investacorp, Inc.	Investment Services, Inc.
Capital Investment Group, Inc.	Foresters Equity Services Inc.	Investment Centers of America, Inc.	MML Investors Services Inc.
Capitol Securities Management	Fortune Financial Services	Investment Network	Money Concepts Capital Corp.
Capwest Securities, Inc.	Founders Financial Securities	Investment Planners Inc.	Moors & Cabot Inc.
CCF Investments	FPA Fund Distributors, Inc.	Investment Professionals, Inc.	Morgan Keegan & Company
Centaurus Financial, Inc.	FSC Securities Corporation	Investment Securities, Inc.	Morris Group, Inc.
Multi-Financial Securities Corp.	Quest Securities	Southwest Securities Financial Services, Inc.	Valmark Securities, Inc.
Mutual of Omaha Investor Services, Inc.	Questar Capital Corp.	Spectrum Capital	Vanderbilt Securities LLC
Mutual Service Corp.	Raymond James	Stephens Inc.	Veritrust Financial LLC
National Planning Corporation	RBC Capital Markets Corp.	Sterne Agee Financial Services	Vorpahl Wing Securities Inc.
National Securities Corp.	Regal Securities Inc.	Stifel Nicolaus & Company	VSR Financial Services, Inc.
New England Securities	Resource Horizons Group	Summit Brokerage Services, Inc.	Wall Street Financial Inc.
Newbridge Securities Corporation	Ridgeway & Conger Inc.	Summit Equities Inc.	Walnut Street Securities
Newport Coast Securities, Inc.	RNR Securities LLC	Sunset Financial Services, Inc.	Waterford Investor Services
NEXT Financial Group, Inc.	Robert W Baird & Company, Inc.	SWBC Investment Services, LLC	Waterstone Financial Group
NFP Securities, Inc.	Rogan & Associates, Inc.	Synergy Investment Group	Wedbush Morgan Securities
Northridge Securities Corp.	Royal Alliance Associates, Inc.	The Huntington Investment Company	Wells Fargo Advisors LLC
NRP Financial, Inc.	S M H Capital Inc.	The Investment Center, Inc.	Western Equity Group
NYLife Securities LLC	Sagepoint Financial, Inc.	The Leaders Group, Inc.	WFG Investments, Inc.
OneAmerica Securities	Sammons Securities Company, LLC	The O.N. Equity Sales Company	Wilbanks Securities
Oppenheimer & Company	SCF Securities	The Strategic Financial Alliance, Inc.	Woodbury Financial Services, Inc.
Pacific West	Schlitt Investor Services, Inc.	Thrasher & Company	Woodstock Financial Group
Packerland Brokerage Services	Scott & Stringfellow, Inc.	Thrivent Investment Management	Workman Securities Corp.
Park Avenue Securities	Securian Financial Services	Tower Square Securities, Inc.	World Choice Securities Inc.
Paulson Investment Company	Securities America, Inc.	Transamerica Financial Advisors, Inc.	World Equity Group, Inc.
Peoples Securities	Securities Service Network	Triad Advisors, Inc.	World Financial Group
Planmember Securities	Sentinel Securities	Trustmont Financial Group	WRP Investments, Inc.
Prime Capital Services Inc.	SICOR Securities, Inc.	UBS Financial Services, Inc.	Wunderlich Securities
Primevest Financial Services, Inc.	Sigma Financial Corp.	UnionBanc Investment Services LLC
Princor Financial Services Corporation	Signator Investors, Inc.	United Brokerage Services, Inc.
Pro Equities, Inc.	SII Investments, Inc.	United Equity Securities
Professional Asset Management	Silver Oak Securities	United Planners' Financial
Prospera Financial Services, Inc.	Sorrento Pacific Financial, LLC	Services of America
Purshe Kaplan Sterling	South Valley Wealth Management	USA Financial Securities Corp.
QA3 Financial Corporation	Southeast Investments	UVEST Financial Services Group, Inc.

APPENDIX D

GMAB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMAB with a Guarantee Period of 10 years when you purchased your Contract, on your application you chose to allocate 80% of your Premium to the Investment Divisions and 20% to the 5 Year Fixed Account Option (with a crediting rate of 3.25%), the required allocation percentage to the GMAB Fixed Account is 30%, the crediting rate for the GMAB Fixed Account is 3.50%, no other optional benefits were elected, your initial premium payment was $100,000. All partial withdrawals include any applicable withdrawal charges.

Example 1:  At election, a percentage of your funds is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is determined.

•	If the GMAB is elected at issue:
o	$30,000 is allocated to the GMAB Fixed Account, which is 30% of your initial Premium payment.
o	$56,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your initial Premium Payment.
o	$14,000 is allocated to the 5 Year Fixed Account Option, which is 20% of the remaining 70% of your initial Premium Payment.
o	Your Guaranteed Value is $100,000, which is your initial Premium payment.

Example 2: Upon payment of a subsequent Premium within 90 days of the Issue Date of the Contract, a percentage of your Premium payment is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is re-determined.  Your Guaranteed Value is subject to a maximum of $5,000,000.

•	Example 2a: If you make an additional Premium payment of $50,000 and your Guaranteed Value is $100,000:
o	$15,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.
o	$28,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.
o	$7,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.
o	Your Guaranteed Value is $150,000, which is your additional Premium payment plus the Guaranteed Value before your additional Premium Payment.

•	Example 2b: If you make an additional Premium payment of $4,950,000 and your Guaranteed Value is $100,000:
o	$1,485,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.
o	$2,772,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.
o	$693,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.
o	Your Guaranteed Value is $5,000,000, which is the maximum since your additional Premium payment plus the Guaranteed Value before your additional Premium Payment exceeds the maximum of $5,000,000.

•	Note:
o	An initial Contract Value that exceeds the Guaranteed Value at the beginning of the Guarantee Period diminishes the value of the GMAB.

Example 3: If you take a partial withdrawal of $15,000 at the end of the third Contract Year, while the GMAB is in effect, the GMAB Fixed Account value, Fixed Account Option values, Separate Account Contract Value and Guaranteed Value are re-determined.

•
Example 3a:  If your Separate Account Contract Value is $65,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $113,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

o	$4,389.17 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $28,872.37.
o	$8,577.36 is deducted from your Investment Divisions and the new Separate Account Contract Value is $56,422.64.
o	$2,033.47 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $13,376.37
o	Your total new Contract Value is $98,671.38.
o
Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $98,671.38 divided by $113,671.38 (87%).  The new Guaranteed Value is 87% of the original Guaranteed Value, which is $86,804.07.

•
Example 3b:  If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $78,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

o	$6,341.86 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $26,919.67.
o	$5,720.00 is deducted from your Investment Divisions and the new Separate Account Contract Value is $28,280.00.
o	$2,938.14 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $12,471.70.
o	Your total new Contract Value is $63,671.38.
o
Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $63,671.38 divided by $78,671.38 (81%).  The new Guaranteed Value is 81% of the original Guaranteed Value, which is $80,933.35.

o
Note:  This example illustrates that, when the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal reduces the GV by a dollar amount that is greater than the dollar amount withdrawn.

•	Note:
o	As examples 3a and 3b together illustrate, the impact of a withdrawal on the Guaranteed Value in a down market is greater than that in an up market.
o
Withdrawals from the Fixed Account Options and the GMAB Fixed Account may be subject to an Excess Interest Adjustment.  Withdrawal charges may also apply and the net withdrawal may be less than $15,000.

Example 4:  If you terminate your GMAB on your seventh Contract Anniversary, the entire GMAB Fixed Account value is automatically transferred to the Investment Divisions and Fixed Account Options according to your specified premium allocations.  The amount transferred from the GMAB Fixed Account is subject to an Excess Interest Adjustment.

•
Example 4a:  If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $38,168.38 and your 5 Year Fixed Account Option value is $17,512.92 for a total Contract Value of $100,681.30 just before you terminate your GMAB and the crediting rate for a new 10 Year GMAB Fixed Account is 4.00%:

o
$38,168.38 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.  The amount transferred is subject to an Excess Interest Adjustment, which reduces the amount transferred by $1,085.29 for a net transfer of $37,083.09

o	$29,666.47 is transferred to the Investment Divisions, which is 80% of the net transfer from the GMAB Fixed Account. Your new Separate Account Contract Value is $74,666.47.
o	$7,416.62 is transferred to a 5 Year Fixed Account Option, which is 20% of the net transfer from the GMAB Fixed Account. Your new Fixed Account Option value is $24,929.54
o	Your total new Contract Value is $99,596.01.

Example 5:  At the end of the Guarantee Period, the excess of the Guaranteed Value over the Contract Value, if any, is credited to your Contract Value according to your specified premium allocations.

•
Example 5a:  If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you do not request to re-elect the GMAB:

o	The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.
o	$1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.
o	$6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.
o	Your total new Contract Value is $100,000.
o	$42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.
o	$8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $29,421.21.
o	$33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $70,578.79.
o	Your new Guaranteed Value is $0 and your GMAB charges cease.

•
Example 5b:  If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you request to re-elect the GMAB:

o	The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.
o	$1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.
o	$6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.
o	Your total new Contract Value is $100,000.
o	$12,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $30,000, which is 30% of your Contract Value.
o	$2,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $23,421.21.
o	$9,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $46,578.79.
o	Your new Guaranteed Value is $100,000.

•
Example 5c:  If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you do not request to re-elect the GMAB:

o	The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.
o	Your total Contract Value is $106,594.48.
o	$42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.
o	$8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $27,740.11.
o	$33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $78,854.37.
o	Your new Guaranteed Value is $0 and your GMAB charges cease.

•
Example 5d:  If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you request to re-elect the GMAB:

o	The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.
o	Your total Contract Value is $106,594.48.
o	$10,339.62 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $31,978.34, which is 30% of your Contract Value.
o	$2,067.92 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $21,344.44.
o	$8,271.70 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $53,271.70.
o	Your new Guaranteed Value is $106,594.48.

APPENDIX E

GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the bonus percentage (if applicable) is 7%.  The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus.  If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.  If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage.   See Appendix F for examples regarding Jackson Select GMWB and Jackson Select GMWB with Joint Option for those endorsements issued on or after October 11, 2010, as well as LifeGuard Freedom Flex GMWB, and LifeGuard Freedom Flex GMWB with Joint Option.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).
♦	If your endorsement includes an Earnings-Sensitive Adjustment, your initial GMWB Earnings Determination Baseline is $100,000, which is your initial premium payment.

▪	Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000:
♦	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.
♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪
Example 1c: If the GMWB is elected after issue (if permitted) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

♦
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.  If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-
Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.

-
If your endorsement allows for re-determination of the GAWA%, your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.
♦	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision, your initial 200% GWB adjustment is set equal to 200% times your initial GWB.
♦	If your endorsement includes a 400% Guaranteed Withdrawal Balance Adjustment provision, your initial 400% GWB adjustment is set equal to 400% times your initial GWB.
♦	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB death benefit is set equal to your initial GWB.
♦
If your endorsement includes an Earnings-Sensitive Adjustment provision, your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract.

Example 2: This example demonstrates how your GAWA% is determined.  If your endorsement contains a varying benefit percentage, your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
If your endorsement allows for re-determination of the GAWA%, your GAWA% will be re-determined based on your attained age if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪	Example 3a: This example demonstrates what happens if f you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:
♦
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).
♦
If your endorsement includes an Earnings-Sensitive Adjustment and your GMWB Earnings Determination Baseline is $100,000 at the time of the additional Premium payment, your new GMWB Earnings Determination Baseline is $150,000, which is your GMWB Earnings Determination Baseline prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).  Note that GMWB Earnings Determination Baseline is not subject to a maximum.

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent premium.  If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
-	If your endorsement allows for re-determination of the GAWA%, your BDB is increased by the Premium payment.
♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.
♦	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision:
-
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000.  For example, if, as in Example 3a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 200% of the additional premium payment.  The resulting 200% GWB adjustment is $200,000 + $100,000 = $300,000.

-
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 100% of the additional premium payment.  The resulting 200% GWB adjustment is $200,000 + $50,000 = $250,000.

♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is increased by the Premium payment, subject to a maximum of $5,000,000.
♦	If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline is increased by the Premium payment.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified contracts that permit withdrawals in excess of the GAWA to equal your RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit may be reduced.  In the case where your GMWB death benefit is reduced for all withdrawals, it will be reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦	If your endorsement includes an Earnings-Sensitive Adjustment provision:
-
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however.  See Example 13.

-
An Earnings-Sensitive Adjustment may apply to your withdrawal, which will allow you to withdraw additional amounts from your contract during that  Contract Year without causing a proportional reduction of your GMWB.  See Example 13a and 13 b.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual Step-Up provision, is effective on or after 5/3/2010, and is not a For Life GMWB , your new GWB is $91,200, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($130,000 - $10,000 = $120,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual Step-Up provision , is effective on or after 5/3/2010, and is not a For Life GMWB, your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($120,000*0.05 = $6,000).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual Step-Up provision , is effective on or after 5/3/2010, and is not a For Life GMWB, your new GWB is $90,250, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual Step-Up provision, is effective on or after 5/3/2010, and is not a For Life GMWB , your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB).  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual Step-Up provision, is effective on or after 5/3/2010, and is not a For Life GMWB , your new GWB is $85,500, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

-
Otherwise, your new GWB is $45,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($55,000 - $10,000 = $45,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007 or if your endorsement does not contain an annual Step-Up provision, is effective on or after 5/3/2010, and is not a For Life GMWB , your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $2,250, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($45,000*0.05 = $2,250).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $2,250, which is 5% of your new GWB ($45,000*0.05 = $2,250).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement contains a varying benefit percentage and allows for re-determination of your GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is recalculated to equal the lesser of 1) your bonus base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit will be reduced.  In the case where your GMWB Death Benefit is reduced for all withdrawals, the GMWB Death Benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.  Otherwise, your GMWB Death Benefit is only reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

♦	If your endorsement includes an Earnings-Sensitive Adjustment provision:
-
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however.  See Example 13.

-
Your GWB will be reduced dollar for dollar for up to the sum of the Earnings-Sensitive Adjustments during that Contract Year and the GAWA, and your GWB and GAWA will be reduced proportionally only for the portion of the withdrawal in excess of that amount.  See Example 13c.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.  (This example only applies if your endorsement contains a Step-Up provision.)

▪
Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦
If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
However, if your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
•	Your GAWA% is set to 6%, since your Contract Value (or highest quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).
•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

▪
Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.  However, in this case, it is assumed that your initial Premium is $100,000.  Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%.  In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($90,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

-	Even if your endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your bonus base has not been increased due to the step-up.
▪	Notes:
♦
Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.  If the charge does increase, a separate calculation would be recommended to establish if the step-up is beneficial.

♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since step-ups do not impact the GWB adjustment.
♦	If your endorsement contains a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since step-ups do not impact the GMWB death benefit.
♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

♦
If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline remains unchanged since step-ups do not impact the GMWB Earnings Determination Baseline.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the Step-Up provision (if applicable) to impact re-determination of GMWB values.  (This example only applies if your endorsement contains a Step-Up provision.)

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (or highest quarterly Contract Value, as applicable).  At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).  Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
This example demonstrates what happens if you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:
♦
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007, the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.
♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the withdrawal (if not previously determined).
-
If your endorsement allows for re-determination of the GAWA%, the GAWA% is re-determined upon step-up if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.
♦
If your endorsement contains a GMWB Death Benefit provision, the GMWB death benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB death benefit may be reduced for the withdrawal.

♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

♦
If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline would not be adjusted for the step-up since step-ups do not impact the GMWB Earnings Determination Baseline, but your GMWB Earnings Determination Baseline may be reduced for the withdrawal.  See Example 13 to see how the GMWB Earnings Determination Baseline is re-determined on a withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon application of the Guaranteed Withdrawal Balance Bonus.  (This example only applies during the Bonus Period if your endorsement contains a Guaranteed Withdrawal Balance Bonus provision.)

▪	Example 8a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your bonus base ($100,000 + $100,000*0.07 = $107,000).
♦	Your GAWA for the next year is recalculated to equal $5,350, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($107,000*0.05 = $5,350).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your bonus base ($90,000 + $100,000*0.07 = $97,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your bonus base is not recalculated upon the application of the bonus to your GWB.
♦
If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not impacted by the application of the bonus.
♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since the GWB adjustment is not impacted by the application of the bonus.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since the GMWB death benefit is not impacted by the application of the bonus.
♦	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline remains unchanged since the GMWB Earnings Determination Baseline is not impacted by the application of the bonus.

Example 9: This example illustrates how the GAWA is re-determined when the For Life Guarantee becomes effective after the effective date of the endorsement.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.  (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: This example demonstrates what happens if on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 9c: This example demonstrates what happens if on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦
If your endorsement is effective on or after 03/31/2008, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option).  If your endorsement is effective prior to 12/03/2007, your reset date is the Contract Anniversary on or immediately following your 65th birthday (or the youngest Covered Life's 65th birthday if your endorsement is a For Life GMWB with Joint Option).  Otherwise, your reset date is the Contract Anniversary on or immediately following your 60th birthday.

Example 10: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.  (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date.  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.
▪	Notes:
♦
If your endorsement is effective on or after 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2.  If your endorsement is effective prior to 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life’s 65th birthday.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged at the time of continuation.
♦	If your endorsement includes an Earnings-Sensitive Adjustment provision, your GMWB Earnings Determination Baseline remains unchanged at the time of continuation.

Example 11: This example demonstrates how the GWB is re-determined upon application of the 200% Guaranteed Withdrawal Balance Adjustment.  (This example only applies if your endorsement contains a 200% Guaranteed Withdrawal Balance Adjustment or a 400% Guaranteed Withdrawal Balance Adjustment provision.  If your endorsement contains a 400% Guaranteed Withdrawal Balance Adjustment provision, the examples below still apply, given that you replace the 200% in each of the calculations with 400%)

▪
Example 11a: This example demonstrates what happens if on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($160,000) or 2) the 200% GWB adjustment ($200,000).

▪
Example 11b: This example demonstrates what happens if on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($210,000) or 2) the 200% GWB adjustment ($200,000).

▪	Notes:
♦	The 200% GWB adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your bonus base since the bonus base is not impacted by the 200% GWB adjustment.
♦	If your endorsement allows for re-determination of the GAWA%, no adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.
♦	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB death benefit since the GMWB death benefit is not impacted by the 200% GWB adjustment.
♦
If your endorsement includes an Earnings-Sensitive Adjustment provision, no adjustment is made to your GMWB Earnings Determination Baseline since the GMWB Earnings Determination Baseline is not impacted by the 200% GWB adjustment.

Example 12: This example demonstrates how funds are transferred to or from the GMWB Fixed Account, on each Contract Monthly Anniversary, via the formulas defined in the Transfer of Assets Methodology in Appendix G .  The annuity factors referenced in this example are also found in Appendix G .  (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 12a: This example demonstrates what happens if on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

♦	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).
♦
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

♦
Since the ratio (91.56%) is greater than the upper breakpoint (83%), funds are transferred from the Investment Divisions and the Fixed Account Options to the GMWB Fixed Account.  The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

♦	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).
♦
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

♦
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 12b: This example demonstrates what happens if on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

♦	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).
♦
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

♦
Since the ratio (73.98%) is less than the lower breakpoint (77%), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options.  The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

♦	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).
♦
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

♦
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 12c: This example demonstrates what happens if on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

♦	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).
♦	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.
♦
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options.  The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

♦	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).
♦
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

♦
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:
♦
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

♦
The amount transferred from each Investment Division and Fixed Account Option to the GMWB Fixed Account will be in proportion to their current value.  The amount transferred to each Investment Division and Fixed Account Option will be based on your most current premium allocation instructions.

♦	Funds transferred out of the Fixed Account Option(s) will be subject to an Excess Interest Adjustment (if applicable).
♦	No adjustments are made to the GWB, the GAWA, the bonus base, the GWB adjustment, or the GMWB death benefit as a result of the transfer.

Example 13: This example expands on the basic examples at pages 253 and 264 and demonstrates how GMWB values are valued and re-determined at the time of a withdrawal when the Earnings-Sensitive Adjustment increases the permissible withdrawal amount.  (This example only applies if your endorsement contains an Earnings-Sensitive Adjustment provision.)

▪
Example 13a: This example demonstrates how the Earnings-Sensitive Adjustment is applied if the GMWB Earnings are in excess of the total withdrawal.  This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $118,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

♦	Your GMWB Earnings are equal to $18,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($118,000 - $100,000 = $18,000).
♦
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000).  Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

♦	The Earnings-Sensitive Adjustment is equal to $3,333, which is the lesser of two quantities:
-	$7,200, which is equal to 40% of the GMWB Earnings (0.40 * $18,000 = $7,200)
-	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).
♦
The total withdrawal amount is equal to $8,333, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $3,333 = $8,333).

♦	Your Contract Value after the withdrawal is equal to $109,667, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($118,000 - $8,333 = $109,667).
♦
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $100,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($0, since the withdrawal of $8,333 is less than the GMWB Earnings of $18,000).  Since the GMWB Earnings is in excess of the total withdrawal the GMWB Earnings Determination Baseline is not reduced.

♦
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,333 + $5,000 - $8,333 = 0).

♦
Your GWB after the withdrawal is equal to $91,667, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $8,333 = $91,667). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

♦
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 13b: This example demonstrates how the Earnings-Sensitive Adjustment is applied if there are no GMWB Earnings in the Contract, i.e. your Contract Value is less than the GMWB Earnings Determination Baseline at the time of your total withdrawal.  This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $98,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

♦	Your GMWB Earnings are equal to $0, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($98,000 - $100,000 = -$2,000 which is less than zero).
♦
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000).  Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

♦	The Earnings-Sensitive Adjustment is equal to $0, which is the lesser of two quantities:
-	$0, which is equal to 40% of the GMWB Earnings (0.40 * $0 = $0)
-	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).
♦
The total withdrawal amount is equal to $5,000, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $0 = $5,000).

♦	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($98,000 - $5,000 = $93,000).
♦
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $95,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($5,000 - $0 = $5,000).  Since there are no GMWB Earnings at the time of the withdrawal the GMWB Earnings Determination Baseline is reduced by the total withdrawal amount.

♦
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $5,000 = 0).

♦
Your GWB after the withdrawal is equal to $95,000, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $5,000 = $95,000). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

♦
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 13c: This example demonstrates an Excess Withdrawal that results in a re-determination of your GWB and GAWA.  This example assumes that you request a withdrawal for $15,000 where at the time of the withdrawal your Contract Value is $108,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year.

♦	Your GMWB Earnings are equal to $8,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).
♦
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000).  Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

♦
Because you specified a withdrawal of exactly $15,000 including the Earnings-Sensitive Adjustment, the amount of the Earnings-Sensitive Adjustment for that withdrawal must be calculated. This requires a couple of steps.

First, the Earnings-Sensitive Adjustment that would apply to a withdrawal of the MEWAR is calculated.  This is the maximum Earnings-Sensitive Adjustment that could apply to a withdrawal of any size at that time.  The maximum Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two quantities:

$3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200)
$3,333, which is equal to 2/3 of the MEWAR (2/3 * $5,000 = $3,333).

Second, your requested withdrawal is compared to the withdrawal of the MEWAR ($5,000) plus the maximum Earnings-Sensitive Adjustment ($3,200).  Your requested withdrawal of $15,000 is greater than $8,200 ($5,000 + $3,200), so your Earnings-Sensitive Adjustment is equal to the maximum Earnings-Sensitive Adjustment ($3,200).

Thus, your $15,000 withdrawal has a $3,200 Earnings-Sensitive Adjustment.  Note that the result is the same as if you had requested a withdrawal of $11,800 plus the Earnings-Sensitive Adjustment, since your total withdrawal would also have been $15,000 in that case.

♦	The total withdrawal amount is equal to $15,000. Thus, your requested withdrawal exceeds your GAWA plus the Earnings-Sensitive Adjustment.
♦	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $15,000 = $93,000).
♦
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $93,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($15,000 - $8,000 = $7,000).  Since a portion of the total withdrawal ($7,000) is in excess of GMWB Earnings, the GMWB Earnings Determination Baseline is reduced by the amount of the withdrawal in excess of GMWB Earnings.

♦
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $15,000 = -$6,800 which is less than zero).

♦
Your GWB after the withdrawal is equal to $85,545, which is your GWB reduced dollar for dollar for your GAWA plus the Earnings-Sensitive Adjustments in the current Contract Year, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [($100,000 - $8,200) * (1 - ($15,000 - $8,200) / ($108,000 - $8,200)) = $85,545].

♦
Since the total partial withdrawals for the year ($15,000) then exceeds the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA after the withdrawal is equal to $4,659, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [$5,000*(1-($15,000-$8,200)/($108,000-$8,200))=$4,659].

▪	Notes:
♦	If your For Life Guarantee is not in effect, your Earnings-Sensitive Adjustment may not exceed the greater of zero or your GWB less the MEWAR.
♦
If you request a withdrawal of an exact amount (for example, you wish to take a withdrawal from your Contract Value of only your GAWA, and no more), an Earnings-Sensitive Adjustment will still be calculated.  The effect of that Earnings-Sensitive Adjustment will be to potentially allow for an additional amount available for withdrawal during the current Contract Year without incurring proportional reduction of your benefit.  In other words, due to the Earnings-Sensitive Adjustment your GAWA may decrease by less than the total amount of Contract Value withdrawn.

APPENDIX F

GMWB PROSPECTUS EXAMPLES

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups (“LifeGuard Freedom Flex”, “LifeGuard Freedom Flex with Joint Option GMWB”)

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select”) for Endorsements Issued on or After October 11, 2010

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment, Annual Step-Up and Transfer of Assets (“Jackson Select With Joint Option GMWB”) for Endorsements Issued on or After October 11, 2010

Unless otherwise specified, the following examples apply to and assume you elected either LifeGuard Freedom Flex, LifeGuard Freedom Flex with Joint Option, Jackson Select or Jackson Select With Joint Option (referred to below as a GMWB) when you purchased your Contract, no other optional benefits other than any available Contract Enhancement that could be elected, your initial premium payment net of any applicable premium taxes, plus any Contract Enhancement was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made.  The examples generally only assume a 200% Guaranteed Withdrawal Balance Adjustment (GWB Adjustment) unless specifically noted, as a 400% GWB Adjustment is not available under all GMWBs.  The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 7%, and the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus at pages 86 .  If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.  If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage for the GMWB you elected. References to the GMWB Death Benefit refer to a death benefit provided by certain GMWB endorsements, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial premium payment, net of any applicable premium taxes, plus any Contract Enhancement .
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5000).

▪	Example 1b: If the GMWB is added after issue (subject to availability) when the Contract Value is $105,000:
♦	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.
♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦
Your initial Benefit Determination Baseline (BDB) is set equal to your initial premium payment, net of any applicable premium taxes, plus any Contract Enhancement , if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the contract, subject to availability.

♦	Your initial Bonus Base is set equal to your GWB at the time of election.
♦	Your initial 200% GWB Adjustment is set equal to 200% times your initial GWB.
♦	If your endorsement includes a 400% GWB Adjustment provision, your initial 400% GWB Adjustment is set equal to 400% times your initial GWB.
♦	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how your GAWA% is determined.  Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
Your GAWA% will be re-determined based on your attained age if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of a Step-Up is greater than the BDB.

Example 3: This example demonstrates how upon payment of a subsequent premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional premium payment, net of any applicable premium taxes, plus any Contract Enhancement of $50,000 and your GWB is $100,000 at the time of payment:

♦
Your new GWB is $150,000, which is your GWB prior to the additional premium payment ($100,000) plus your additional premium payment, net of any applicable premium taxes, plus any Contract Enhancement ($50,000).  Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

♦
Your GAWA is $7,500, which is your GAWA prior to the additional premium payment ($5,000) plus 5% of your additional premium payment, net of any applicable premium taxes, plus any Contract Enhancement ($50,000*0.05 = $2,500).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent premium.  If you make an additional premium payment, net of any applicable premium taxes, plus any Contract Enhancement of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

♦
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional premium payment ($4,950,000) plus your additional premium payment, net of any applicable premium taxes, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

♦	Your GAWA is $250,000, which is your GAWA prior to the additional premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
♦	Your GAWA is recalculated upon payment of an additional premium (as described above) only if such payment occurs after your GAWA% has been determined.
♦	Your BDB is increased by the premium payment, net of any applicable premium taxes, plus any Contract Enhancement . The BDB is not subject to a maximum of $5,000,000.
♦	Your Bonus Base is increased by the premium payment, net of any applicable premium taxes, plus any Contract Enhancement , subject to a maximum of $5,000,000.
♦
If the premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the premium payment, net of any applicable premium taxes, plus any Contract Enhancement times 200%, subject to a maximum of $5,000,000.  For example, if, as in Example 3a, you make an additional premium payment, net of any applicable premium taxes, plus any Contract Enhancement of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional premium payment is $200,000, then the 200% GWB Adjustment is increased by 200% of the additional premium payment, net of any applicable premium taxes, plus any Contract Enhancement .  The resulting 200% GWB Adjustment is $200,000 + $100,000 = $300,000.

♦
If the premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the premium payment, net of any applicable premium taxes,  plus any Contract Enhancement , subject to a maximum of $5,000,000.  For example, if you make an additional premium payment, net of any applicable premium taxes, plus any Contract Enhancement of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional premium payment is $200,000, then the 200% GWB Adjustment is increased by 100% of the additional premium payment, net of any applicable premium taxes, plus any Contract Enhancement .  The resulting 200% GWB Adjustment is $200,000 + $50,000 = $250,000.

♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the premium payment, net of any applicable premium taxes, plus any Contract Enhancement , subject to a maximum of $5,000,000.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500),  it would take approximately an additional   12  years to deplete your GWB ($92,500 / $7,500 per year = approximately 12  years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12  years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	Your GWB Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit may be reduced.  In the case where your GMWB Death Benefit is reduced for all withdrawals, it will be reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

♦	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.
♦	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦
Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the any death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦
Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

-
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
The Excess Withdrawal is defined to be the lesser of t he total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦
Your new GWB is $85,500, which is your GWB , first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

♦
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	Your GWB Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will be reduced.  In the case where your GMWB Death Benefit is reduced for all withdrawals, the GMWB Death Benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.  Otherwise, your GMWB Death Benefit is only reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

♦	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount     by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon automatic Step-Up.

▪
Example 6a: This example demonstrates what happens if at the time of Step-Up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

♦
Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

♦
If the Step-Up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of the Step-Up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
•
Your GAWA% is set to 6%, since your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the Step-Up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of Step-Up ($200,000).

♦
Your Bonus Base is $100,000 just prior to the Step-Up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the Step-Up ($100,000) or 2) your GWB following the Step-Up ($200,000).

-
If you have not passed your Contract Anniversary immediately following your 80 th birthday (or the youngest Covered Life's 80 th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the Step-Up.

▪
Example 6b: This example demonstrates what happens if at the time of Step-Up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

♦
Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

♦
If the Step-Up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB.  However, in this case, it is assumed that your initial premium, net of any applicable premium taxes, plus any Contract Enhancement is $100,000.  Your BDB would not be less than $100,000, entailing that this would not cause a re-determination of the GAWA%.  Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the Step-Up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).  In addition, if your BDB is $100,000 prior to the Step-Up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the Step-Up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of Step-Up ($90,000).

♦
If your Bonus Base is $100,000 just prior to the Step-Up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the Step-Up ($100,000) or 2) your GWB following the Step-Up ($90,000).

-	Your Bonus Period will not re-start since your Bonus Base has not been increased due to the Step-Up.

▪	Notes:
♦
Your endorsement contains a provision allowing the Company to increase the GMWB charge upon Step-Up.  If the charge does increase, a separate calculation is advisable to establish if the Step-Up is beneficial.

♦	Your Bonus Base will be re-determined only if your GWB is increased upon Step-Up to a value above your Bonus Base just prior to the Step-Up.
♦	Your GAWA is recalculated upon Step-Up (as described above) only if the Step-Up occurs after your GAWA% has been determined.
♦	Your GWB Adjustment remains unchanged since Step-Ups do not impact the GWB Adjustment.
♦	If your endorsement contains a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since Step-Ups do not impact the GMWB death benefit.
♦
If your endorsement bases Step-Ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, plus any Contract Enhancement , adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary..

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the Step-Up provision (if applicable) to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to Step Up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the Step-Up, upon Step-Up, your GWB is set equal to $200,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).  At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the Step-Up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the Step-Up, at the time of Step-Up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the Step-Up ($100,000) or 2) your GWB following the Step-Up ($200,000).  Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If you have not passed the Contract Anniversary immediately following your 80 th birthday (or the youngest Covered Life's 80 th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the Step-Up.

-
If your BDB is $100,000 just prior to the Step-Up, then at the time of Step-Up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the Step-Up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of Step-Up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
If you request the withdrawal prior to the Step-Up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) becomes $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon Step-Up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the Step-Up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of Step-Up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the Step-Up ($100,000) or 2) your GWB following the Step-Up ($195,000).

-
If you have not passed the Contract Anniversary immediately following your 80 th birthday (or the youngest Covered Life's 80 th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the Step-Up.

-
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of Step-Up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of Step-Up ($195,000).

▪	Notes:
♦	As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a Step-Up, the order of the two transactions may impact your GAWA.
-
If the Step-Up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the Step-Up is applied. If the Step-Up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the Step-Up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	Your Bonus Base will be re-determined only if your GWB is increased upon Step-Up to a value above your Bonus Base just prior to the Step-Up.
♦	The GAWA% is determined at the time of the withdrawal (if not previously determined).
-
The GAWA% is re-determined upon Step-Up if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB.

♦
Your GWB Adjustment provision is terminated at the time of the withdrawal. If your endorsement contains a GMWB Death Benefit provision, the GMWB Death Benefit would not be adjusted for the Step-Up since Step-Ups do not impact the GMWB death benefit, but your GMWB Death Benefit may be reduced for the withdrawal.

♦
If your endorsement bases Step-Ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, plus any Contract Enhancement , adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary..

♦	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon application of the Bonus applied to your GWB.

▪	Example 8a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your Bonus Base ($100,000 + $100,000*0.07 = $107,000).
♦	Your GAWA for the next year is equal $5,350, which is 5% of your new GWB ($107,000*0.05 = $5,350).
♦
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your Bonus Base ($90,000 + $100,000*0.07 = $97,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the Bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).
♦
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your Bonus Base is not recalculated upon the application of the Bonus to your GWB.
♦	Your GAWA is recalculated upon the application of the Bonus (as described above) only if the application of the Bonus occurs after your GAWA% has been determined.
♦	Your BDB remains unchanged since the BDB is not impacted by the application of the Bonus.
♦	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the Bonus.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since the GMWB Death Benefit is not impacted by the application of the Bonus.
♦	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

Example 9: This example illustrates how the GAWA is re-determined when the For Life Guarantee for the LifeGuard Freedom Flex and the LifeGuard Freedom Flex with Joint Option becomes effective after the effective date of the endorsement at age 591/2.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.  (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the date the For Life Guarantee becomes effective, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 9c: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon Step-Up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

Example 10: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 ½.  Your Bonus Base remains unchanged at the time of continuation.

♦	Your BDB remains unchanged at the time of continuation.

Example 11: This example demonstrates how the GWB is re-determined   upon application of the 200% GWB Adjustment.  (If your endorsement contains a 400% GWB Adjustment provision, the examples below still apply, by replacing the 200% in each of the calculations with 400%.)

▪
Example 11a: This example demonstrates what happens if on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB Adjustment ($160,000) or 2) the 200% GWB Adjustment ($200,000).

▪
Example 11b: This example demonstrates what happens if on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB Adjustment ($210,000) or 2) the 200% GWB Adjustment ($200,000).

▪	Notes:
♦	The 200% GWB Adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB Adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the 200% GWB Adjustment.
♦	No adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.
♦	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB Death Benefit since the GMWB Death Benefit is not impacted by the 200% GWB Adjustment.

Example 12: This example demonstrates how funds are transferred to or from the GMWB Fixed Account, on each Contract Monthly Anniversary, via the formulas defined in the Transfer of Assets Methodology in Appendix G.  The annuity factors referenced in this example are also found in Appendix G.  (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 12a: This example demonstrates what happens if on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

♦	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).
♦
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

♦
Since the ratio (91.56%) is greater than the upper breakpoint (83%), funds are transferred from the Investment Divisions and the Fixed Account Options to the GMWB Fixed Account.  The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

♦	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).
♦
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

♦
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 12b: This example demonstrates what happens if on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

♦	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).
♦
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

♦
Since the ratio (73.98%) is less than the lower breakpoint (77%), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options.  The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

♦	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).
♦
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

♦
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 12c: This example demonstrates what happens if on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

♦	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).
♦	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.
♦
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options.  The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

♦	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).
♦
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

♦
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:
♦
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

♦
The amount transferred from each Investment Division and Fixed Account Option to the GMWB Fixed Account will be in proportion to their current value.  The amount transferred to each Investment Division and Fixed Account Option will be based on your most current premium allocation instructions.

♦	Funds transferred out of the Fixed Account Option(s) will be subject to an Excess Interest Adjustment (if applicable).
♦	No adjustments are made to the GWB, the GAWA, the Bonus Base, the GWB Adjustment, or the GMWB Death Benefit as a result of the transfer.

APPENDIX G

TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB's benefits.  If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner's (or oldest Joint Owner's) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the LifeGuard Select GMWB, LifeGuard Select with Joint Option GMWB, Jackson Select GMWB or Jackson Select with Joint Option GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than the lower breakpoint of 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or
2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than the upper breakpoint of 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or
2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

Under the Jackson Select GMWB or the Jackson Select with Joint Option GMWB, if any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account.  Otherwise, the indicated transfer will be the actual transfer.

LifeGuard Select and Jackson Select
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76
106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40
108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

**   The age of the Owner as of the effective date or the most recent Contract Anniversary.  For endorsements issued before October 11, 2010 , all Owners aged 55-64 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.  For endorsements issued on or after October 11, 2010 , on each Contract Anniversary and at the effective date of the endorsement, if the Owner is aged 55-64 then the factor for age 65 and the first contract monthly anniversary will apply until age 65.

LifeGuard Select with Joint Option
And
Jackson Select with Joint Option
Transfer of Assets Provision
Annuity Factors

Age*	Contract Monthly Anniversary
	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.24	15.23	15.21	15.19	15.17	15.16	15.14	15.12	15.10	15.09	15.07
66	15.05	15.03	15.01	14.99	14.97	14.95	14.94	14.92	14.90	14.88	14.86	14.84
67	14.82	14.81	14.79	14.78	14.77	14.75	14.74	14.73	14.71	14.70	14.69	14.67
68	14.66	14.64	14.63	14.61	14.59	14.58	14.56	14.54	14.53	14.51	14.49	14.48
69	14.46	14.44	14.43	14.41	14.39	14.38	14.36	14.34	14.33	14.31	14.29	14.28
70	14.26	14.24	14.22	14.20	14.18	14.16	14.14	14.12	14.10	14.08	14.06	14.04
71	14.02	14.00	13.98	13.96	13.93	13.91	13.89	13.87	13.85	13.83	13.80	13.78
72	13.76	13.74	13.72	13.70	13.67	13.65	13.63	13.61	13.59	13.57	13.54	13.52
73	13.50	13.48	13.46	13.43	13.41	13.39	13.37	13.34	13.32	13.30	13.28	13.25
74	13.23	13.20	13.18	13.15	13.13	13.10	13.08	13.05	13.02	13.00	12.97	12.95
75	12.92	12.88	12.84	12.81	12.77	12.73	12.69	12.65	12.61	12.58	12.54	12.50
76	12.46	12.42	12.38	12.34	12.30	12.26	12.22	12.17	12.13	12.09	12.05	12.01
77	11.97	11.93	11.89	11.86	11.82	11.78	11.74	11.70	11.66	11.63	11.59	11.55
78	11.51	11.47	11.43	11.39	11.35	11.31	11.28	11.24	11.20	11.16	11.12	11.08
79	11.04	11.00	10.96	10.93	10.89	10.85	10.81	10.77	10.73	10.70	10.66	10.62
80	10.58	10.54	10.50	10.46	10.42	10.38	10.35	10.31	10.27	10.23	10.19	10.15
81	10.11	10.07	10.04	10.00	9.96	9.93	9.89	9.85	9.82	9.78	9.74	9.71
82	9.67	9.63	9.60	9.56	9.52	9.49	9.45	9.41	9.38	9.34	9.30	9.27
83	9.23	9.19	9.16	9.12	9.08	9.05	9.01	8.97	8.94	8.90	8.86	8.83
84	8.79	8.76	8.72	8.69	8.65	8.62	8.59	8.55	8.52	8.48	8.45	8.41
85	8.38	8.35	8.31	8.28	8.24	8.21	8.18	8.14	8.11	8.07	8.04	8.00
86	7.97	7.94	7.90	7.87	7.84	7.80	7.77	7.74	7.70	7.67	7.64	7.60
87	7.57	7.54	7.51	7.48	7.44	7.41	7.38	7.35	7.32	7.29	7.25	7.22
88	7.19	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86
89	6.83	6.80	6.77	6.74	6.71	6.68	6.66	6.63	6.60	6.57	6.54	6.51
90	6.48	6.45	6.43	6.40	6.37	6.34	6.32	6.29	6.26	6.23	6.21	6.18
91	6.15	6.12	6.10	6.07	6.04	6.01	5.99	5.96	5.93	5.90	5.88	5.85
92	5.82	5.80	5.77	5.75	5.72	5.70	5.67	5.65	5.62	5.60	5.57	5.55
93	5.52	5.50	5.47	5.45	5.42	5.40	5.37	5.35	5.32	5.30	5.27	5.25
94	5.22	5.20	5.17	5.15	5.12	5.10	5.08	5.05	5.03	5.00	4.98	4.95
95	4.93	4.91	4.88	4.86	4.84	4.81	4.79	4.77	4.74	4.72	4.70	4.67
96	4.65	4.63	4.60	4.58	4.56	4.53	4.51	4.49	4.46	4.44	4.42	4.39
97	4.37	4.35	4.33	4.30	4.28	4.26	4.24	4.21	4.19	4.17	4.15	4.12
98	4.10	4.08	4.05	4.03	4.01	3.98	3.96	3.94	3.91	3.89	3.87	3.84
99	3.82	3.80	3.78	3.75	3.73	3.71	3.69	3.66	3.64	3.62	3.60	3.57
100	3.55	3.53	3.51	3.48	3.46	3.44	3.42	3.39	3.37	3.35	3.33	3.30
101	3.28	3.26	3.24	3.21	3.19	3.17	3.15	3.12	3.10	3.08	3.06	3.03
102	3.01	2.99	2.97	2.94	2.92	2.90	2.88	2.85	2.83	2.81	2.79	2.76
103	2.74	2.72	2.70	2.68	2.65	2.63	2.61	2.59	2.57	2.55	2.52	2.50
104	2.48	2.46	2.44	2.42	2.40	2.38	2.36	2.33	2.31	2.29	2.27	2.25
105	2.23	2.21	2.19	2.17	2.15	2.13	2.11	2.08	2.06	2.04	2.02	2.00
106	1.98	1.96	1.94	1.92	1.90	1.88	1.86	1.84	1.82	1.80	1.78	1.76
107	1.74	1.72	1.70	1.68	1.66	1.64	1.63	1.61	1.59	1.57	1.55	1.53
108	1.51	1.49	1.48	1.46	1.44	1.42	1.41	1.39	1.37	1.35	1.34	1.32
109	1.30	1.28	1.27	1.25	1.23	1.21	1.20	1.18	1.16	1.14	1.13	1.11
110	1.09	1.08	1.07	1.06	1.04	1.03	1.02	1.01	1.00	0.99	0.97	0.96
111	0.95	0.94	0.93	0.92	0.90	0.89	0.88	0.87	0.86	0.85	0.83	0.82
112	0.81	0.80	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70
113	0.69	0.68	0.67	0.66	0.65	0.64	0.64	0.63	0.62	0.61	0.60	0.59
114	0.58	0.57	0.56	0.55	0.54	0.53	0.53	0.52	0.51	0.50	0.49	0.48
115	0.47	0.43	0.39	0.35	0.31	0.27	0.24	0.20	0.16	0.12	0.08	0.04

* The age of the youngest Covered Life as of the effective date of the endorsement or the most recent Contract Anniversary.  For endorsements issued before October 11, 2010 , a Covered Life aged 55- 64  on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.  For endorsements issued on or after October 11, 2010 , on each Contract Anniversary and at the effective date of the endorsement, if the youngest Covered Life is aged 55-64 then the factor for age 65 and the first contract monthly anniversary will apply until age 65.

APPENDIX H

FUTUREGUARD 6 GMIB PROSPECTUS EXAMPLES

The following examples assume that you elected the FutureGuard 6 GMIB when you purchased your Contract and no other optional benefits were elected.  Please note that on and after May 16, 2009, we will no longer accept subsequent premium payments for contracts to which a Guaranteed Minimum Income Benefit endorsement is attached.  This subsequent premium limitation does not apply to contracts issued in Connecticut on or after October 4, 2004, or to contracts issued in Maryland.

Example 1: At issue, all GMIB values are initialized.

If your Contract is issued with a $100,000 initial premium payment (net of any applicable premium taxes and sales charges):
-	The Step-Up Date is equal to the Issue Date.
-	The Step-Up Value is equal to $100,000, which is your initial premium payment.
-	Your Roll-Up Component is equal to $100,000, which is the Step-Up Value.
-	Your Greatest Contract Anniversary Value (GCAV) Component is equal to $100,000, which is your initial premium payment.
-	Your GMIB Benefit Base is equal to $100,000, which is the greater of the Roll-Up Component and the GCAV Component.
-	The earliest date that you may elect to exercise the GMIB is on the 10th Contract Anniversary, which is 10 years from the most recent Step-Up Date.

Example 2: Upon payment of a subsequent Premium, your Roll-Up Component, GCAV Component, and GMIB Benefit Base are re-determined.

If you make an additional premium payment of $50,000 (net of any applicable premium taxes and sales charges) and your Roll-Up Component is equal to $180,000, your GCAV Component is equal to $160,000, and your GMIB Benefit Base is equal to $180,000 at the time of payment:
-	The Step-Up Date does not change.
-	The Step-Up Value does not change.
-	Your Roll-Up Component is equal to $230,000, which is the Roll-Up Component prior to the premium payment plus the premium payment.
-	Your GCAV Component is equal to $210,000, which is the GCAV Component prior to the premium payment plus the premium payment.
-	Your GMIB Benefit Base is equal to $230,000, which is the greater of the Roll-Up Component and the GCAV Component.
-	The earliest date that you may elect to exercise the GMIB does not change.

Example 3: Upon a partial withdrawal, your Roll-Up Component, GCAV Component, and GMIB Benefit Base are re-determined.

If you request a single partial withdrawal of $30,000 (including any applicable charges and adjustments), no other partial withdrawals are made during the Contract Year, and your Contract Value is equal to $120,000, your Roll-Up Component on the previous Contract Anniversary is equal to $125,000, your GCAV Component is equal to $132,000, and your GMIB Benefit Base is equal to $132,000 at the time of the withdrawal:
-	The Step-Up Date does not change.
-	The Step-Up Value does not change.
-	Your Roll-Up Component will not be adjusted until the end of the Contract Year (assuming that the GMIB is not exercised before then), at which point it will be equal to:
-	The Roll-Up Component on the previous Contract Anniversary accumulated at 6% ($125,000 x 1.06 = $132,500),
-	Less the portion of total withdrawals in the Contract Year that are less than or equal to 6% of the Roll-Up Component on the previous Contract Anniversary (0.06 x $125,000 = $7,500);
-
Multiplied by the percentage reduction in Contract Value attributable to total withdrawals in the Contract Year in excess of 6% of the Roll-Up Component on the previous Contract Anniversary (1 – [$30,000 - $7,500]/[$120,000 - $7,500] = 0.8).

-	Your Roll-Up Component is equal to [$132,500 - $7,500] x 0.8 = $100,000.
-
Your GCAV Component is adjusted at the time of the partial withdrawal, at which point it will be equal to $99,000, which is the GCAV Component prior to the partial withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (1 – $30,000/$120,000 = 0.75).

-	Your GMIB Benefit Base at the end of the Contract Year is equal to $100,000, which is the greater of the Roll-Up Component and the GCAV Component.
-	The earliest date that you may elect to exercise the GMIB does not change.

Example 4: On each Contract Anniversary prior to the Annuitant’s 75th birthday, you may elect to step up your Roll-Up Component to the Contract Value, in which case the Step-Up Date, Step-Up Value, earliest date that you may elect to exercise the GMIB, and your Roll-Up Component will be re-determined.  In addition, on each Contract Anniversary prior to the Annuitant’s 81st birthday, your Contract Value is compared to the Contract Values on all previous Contract Anniversaries, which may re-determine the GCAV Component.

Example 4a: If your Contract Value is equal to $120,000, the greatest Contract Value on any previous Contract Anniversary is $100,000, your Roll-Up Component is equal to $106,000, and you elect to step up your Roll-Up Component to the Contract Value:
-	The Step-Up Date is equal to the date of the current Contract Anniversary.
-	The Step-Up Value is equal to $120,000, which is the Contract Value on the Step-Up Date.
-	Your Roll-Up Component is equal to $120,000, which is the Step-Up Value.
-	Your GCAV Component is equal to $120,000, which is the greatest Contract Value on any Contract Anniversary.
-	Your GMIB Benefit Base is equal to $120,000, which is the greater of the Roll-Up Component and the GCAV Component.
-	You may not elect to exercise your GMIB for 10 years.

Example 4b: If your Contract Value is equal to $130,000, the greatest Contract Value on any previous Contract Anniversary is $150,000 but your GCAV Component has been reduced by a subsequent withdrawal to $120,000, your Roll-Up Component is equal to $140,000, and your GMIB Benefit Base is $140,000:
-	The Step-Up Date does not change because the Contract Value is less than the Roll-Up Component, which means that step up is not available.
-	The Step-Up Value does not change because step up did not occur.
-	Your Roll-Up Component does not change because step up did not occur.
-	Your GCAV Component does not change because the Contract Value on the current Contract Anniversary is not the greatest Contract Value on any Contract Anniversary.
-	The GMIB Benefit Base does not change because neither the Roll-Up Component nor the GCAV Component changed.
-	The earliest date that you may elect to exercise the GMIB does not change because step up did not occur.

Example 5: If your Contract Value falls to zero and your GMIB Benefit Base is greater than zero, then all withdrawals taken from the Contract will be examined in order to determine the eligibility of the GMIB Benefit Base for automatic annuitization.

Example 5a: If your Contract Value is equal to $0, your GMIB Benefit Base is $10,000, and all withdrawals from the Contract have been Required Minimum Distributions:
-	Your GMIB Benefit Base is eligible for automatic annuitization.
-
Unless you choose another payment option, $10,000 will be applied to purchase a Life Annuity with 120 Monthly Periods Guaranteed (a Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed if there are Joint Annuitants) using the Guaranteed Annuity Purchase Rates defined in the GMIB.

-	Unless you choose another payment frequency, you will receive monthly income payments.
-	The GMIB and the Contract will terminate.

Example 5b: If your Contract Value is equal to $0, your GMIB Benefit Base is $10,000, and total withdrawals from the Contract for each individual Contract Year have been less than or equal to 6% of the Roll-Up Component on the previous Contract Anniversary:
-	Your GMIB Benefit Base is eligible for automatic annuitization.
-
Unless you choose another payment option, $10,000 will be applied to purchase a Life Annuity with 120 Monthly Periods Guaranteed (a Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed if there are Joint Annuitants) using the Guaranteed Annuity Purchase Rates defined in the GMIB.

-	Unless you choose another payment frequency, you will receive monthly income payments.
-	The GMIB and the Contract will terminate.

Example 5c: If your Contract Value is equal to $0, your GMIB Benefit Base is $10,000, and, in one Contract Year, a withdrawal was taken that was not a Required Minimum Distribution and total withdrawals for that Contract Year exceed 6% of the Roll-Up Component on the previous Contract Anniversary:
-	The GMIB and the Contract will terminate because your GMIB Benefit Base is not eligible for automatic annuitization.

APPENDIX I

ACCUMULATION UNIT VALUES

The tables reflect the values of accumulation units for each Investment Division for the beginning and end of the periods indicated, and the number of accumulation units outstanding as of the end of the periods indicated – for each of a base Contract (with no optional endorsements) and for each Contract with the most expensive combination of optional endorsements (through the end of the most recent period).  This information derives from the financial statements of the Separate Account, which together constitute the Separate Account’s condensed financial information.  The annualized charge for your Contract may fall in between the charge for a base Contract and a Contract with the most expensive combination of optional endorsements, and complete condensed financial information about the Separate Account is available in the SAI.  Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus.  Also, please ask about the more timely accumulation unit values that are available for each Investment Division.

Set forth below are fund changes and additions since the April 6, 2009 Prospectus, for your information in reviewing Accumulation Unit information.

Effective September 28, 2009, the Separate Account has the following new Investment Divisions, for which Accumulation Unit information is reported as of the effective date through the period ending December 31, 2009:

JNL/Ivy Asset Strategy Fund; and
JNL/Mellon Capital Management Global Alpha Fund.

The JNL/PPM America Core Equity Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, and the JNL/S&P Retirement 2025 Fund were previously offered as Funds under this Contract.  However, effective September 28, 2009, these Funds were merged with the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, and JNL/S&P Managed Growth Fund, respectively, as outlined below:

Currently Offered Funds	Previously Offered Funds
JNL/Mellon Capital Management S&P 500 Index Fund	JNL/PPM America Core Equity Fund
JNL/S&P Managed Moderate Fund	JNL/S&P Retirement Income Fund
JNL/S&P Managed Moderate Growth Fund	JNL/S&P Retirement 2015 Fund
JNL/S&P Managed Growth Fund	JNL/S&P Retirement 2020 Fund
JNL/S&P Managed Growth Fund	JNL/S&P Retirement 2025 Fund

The following Investment Divisions changed (whether or not in connection with a sub-adviser change):

Effective September 28, 2009:
JNL/Credit Suisse Global Natural Resources Fund to JNL/Credit Suisse Commodity Securities Fund; and
JNL/Goldman Sachs Short Duration Bond Fund to JNL/T.Rowe Price Short-Term Bond Fund.

Effective May 1, 2010:
JNL/Capital Guardian International Small Cap Fund to JNL/Franklin Templeton International Small Cap Growth Fund

Set forth below are fund changes and additions since the May 1, 2010 Prospectus, for your information in reviewing Accumulation Unit information.

Effective October 11, 2010, the following Investment Divisions changed (whether or not in connection with a sub-adviser change):

JNL/AIM Global Real Estate Fund to JNL/Invesco Global Real Estate Fund;
JNL/AIM International Growth Fund to JNL/Invesco International Growth Fund;
JNL/AIM Large Cap Growth Fund to JNL/Invesco Large Cap Growth Fund;
JNL/AIM Small Cap Growth Fund to JNL/Invesco Small Cap Growth Fund;
JNL/Credit Suisse Commodity Securities Fund to JNL/BlackRock Commodity Securities Fund; and
JNL/Credit Suisse Long/Short Fund to JNL/Goldman Sachs U.S. Equity Flex Fund.

T he Separate Account has the following new Investment Divisions, for which no Accumulation Unit information is yet available:

Effective May 1, 2010

JNL/American Funds® Blue Chip Income and Growth Fund;
JNL/American Funds Global Bond Fund;
JNL/American Funds Global Small Capitalization Fund;
JNL/American Funds Growth-Income Fund;
JNL/American Funds International Fund; and
JNL/American Funds New World Fund.

Effective October 11, 2010

JNL/BlackRock Global Allocation Fund.

At the end of the tables in the SAI are the footnotes with the beginning dates of activity for each Investment Division at every applicable charge level (annualized) under the Contract.

Accumulation Unit Values
Base Contract with $1 Million Premium Administrative Fee Waiver - 1.00%
(Contracts issued before May 3, 2004)

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division860
Accumulation unit value:
Beginning of period	$8.41	$13.20	$15.69	$11.62	$10.74	N/A	N/A	N/A
End of period	$11.03	$8.41	$13.20	$15.69	$11.62	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,407	16,085	3,085	22,379	31,956	N/A	N/A	N/A

JNL/AIM International
Growth Division346
Accumulation unit value:
Beginning of period	$11.84	$20.25	$18.64	$15.36	$14.01	$12.16	$10.43	N/A
End of period	$16.06	$11.84	$20.25	$18.64	$15.36	$14.01	$12.16	N/A
Accumulation units outstanding
at the end of period	6,685	5,781	2,826	3,119	4,258	4,721	5,447	N/A

JNL/AIM Large Cap Growth
Division525
Accumulation unit value:
Beginning of period	$9.08	$14.72	$12.84	$12.03	$11.33	$10.57	N/A	N/A
End of period	$11.18	$9.08	$14.72	$12.84	$12.03	$11.33	N/A	N/A
Accumulation units outstanding
at the end of period	42,864	31,112	44,459	37,077	31,112	31,112	N/A	N/A

JNL/AIM Small Cap Growth
Division525
Accumulation unit value:
Beginning of period	$9.67	$16.21	$14.70	$12.97	$12.08	$11.71	N/A	N/A
End of period	$12.91	$9.67	$16.21	$14.70	$12.97	$12.08	N/A	N/A
Accumulation units outstanding
at the end of period	16,581	26,477	11,947	11,947	11,947	11,947	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division525
Accumulation unit value:
Beginning of period	$9.42	$13.27	$12.42	$11.32	$10.39	$9.74	N/A	N/A
End of period	$11.43	$9.42	$13.27	$12.42	$11.32	$10.39	N/A	N/A
Accumulation units outstanding
at the end of period	60,379	60,164	60,472	60,839	61,925	64,483	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division346
Accumulation unit value:
Beginning of period	$18.52	$31.64	$29.13	$28.13	$27.14	$24.55	$21.78	N/A
End of period	$24.72	$18.52	$31.64	$29.13	$28.13	$27.14	$24.55	N/A
Accumulation units outstanding
at the end of period	2,262	1,746	5,044	1,878	10,020	2,275	2,610	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	31,602	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division560

Accumulation unit value:
Beginning of period	$12.16	$20.14	$20.23	$18.19	$17.77	$17.11	N/A	N/A
End of period	$16.11	$12.16	$20.14	$20.23	$18.19	$17.77	N/A	N/A
Accumulation units outstanding
at the end of period	13,855	14,114	14,133	14,133	14,133	14,480	N/A	N/A

JNL/Eagle SmallCap Equity
Division368
Accumulation unit value:
Beginning of period	$16.56	$27.10	$24.42	$20.54	$20.23	$17.20	$15.15	N/A
End of period	$22.21	$16.56	$27.10	$24.42	$20.54	$20.23	$17.20	N/A
Accumulation units outstanding
at the end of period	8,672	28,827	18,646	16,134	19,032	5,805	2,512	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.32	$9.99	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$8.14	$6.32	$9.99	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	42,096	50,213	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1218
Accumulation unit value:
Beginning of period	$7.65	$11.00	$10.91	$10.91	N/A	N/A	N/A	N/A
End of period	$10.07	$7.65	$11.00	$10.91	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	18,434	33,860	25,411	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division1044
Accumulation unit value:
Beginning of period	$7.86	$11.87	$12.77	$12.35	N/A	N/A	N/A	N/A
End of period	$10.39	$7.86	$11.87	$12.77	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division346
Accumulation unit value:
Beginning of period	$20.28	$21.60	$20.39	$19.67	$19.36	$18.29	$18.01	N/A
End of period	$22.92	$20.28	$21.60	$20.39	$19.67	$19.36	$18.29	N/A
Accumulation units outstanding
at the end of period	4,301	5,013	5,369	5,623	5,950	6,348	6,309	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	$8.54	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,586	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2144
Accumulation unit value:
Beginning of period	$10.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	57,137	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division316
Accumulation unit value:
Beginning of period	$10.05	$18.29	$16.50	$12.63	$10.76	$8.87	$6.22	N/A
End of period	$12.95	$10.05	$18.29	$16.50	$12.63	$10.76	$8.87	N/A
Accumulation units outstanding
at the end of period	11,643	16,706	16,790	48,819	28,235	16,875	8,019	N/A

JNL/JPMorgan MidCap
Growth Division368
Accumulation unit value:
Beginning of period	$14.97	$27.21	$25.46	$22.95	$21.83	$18.69	$16.77	N/A
End of period	$21.19	$14.97	$27.21	$25.46	$22.95	$21.83	$18.69	N/A
Accumulation units outstanding
at the end of period	-	-	3,691	-	-	1,922	1,922	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division560
Accumulation unit value:
Beginning of period	$18.64	$17.67	$16.78	$16.41	$16.20	$15.72	N/A	N/A
End of period	$19.13	$18.64	$17.67	$16.78	$16.41	$16.20	N/A	N/A
Accumulation units outstanding
at the end of period	15,602	13,557	13,632	13,632	13,632	14,991	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$7.05	$14.25	$11.43	N/A	N/A	N/A	N/A	N/A
End of period	$11.98	$7.05	$14.25	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,924	-	12,058	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division741
Accumulation unit value:
Beginning of period	$12.62	$20.88	$21.65	$19.09	$17.25	N/A	N/A	N/A
End of period	$17.44	$12.62	$20.88	$21.65	$19.09	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,954	5,769	5,798	5,820	48,655	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division368
Accumulation unit value:
Beginning of period	$10.11	$16.63	$18.02	$15.58	$15.04	$13.17	$11.30	N/A
End of period	$9.55	$10.11	$16.63	$18.02	$15.58	$15.04	$13.17	N/A
Accumulation units outstanding
at the end of period	-	3,270	1,744	1,744	8,791	4,579	2,661	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I -

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division324

Accumulation unit value:
Beginning of period	$8.09	$12.61	$13.11	$11.80	$12.28	$10.17	$7.61	N/A
End of period	$12.25	$8.09	$12.61	$13.11	$11.80	$12.28	$10.17	N/A
Accumulation units outstanding
at the end of period	62,221	69,921	102,187	125,351	120,015	169,648	92,510	N/A

JNL/MCM Bond Index Division525

Accumulation unit value:
Beginning of period	$12.59	$12.26	$11.64	$11.34	$11.25	$11.13	N/A	N/A
End of period	$13.18	$12.59	$12.26	$11.64	$11.34	$11.25	N/A	N/A
Accumulation units outstanding
at the end of period	46,521	52,630	55,343	48,171	46,513	45,833	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division1100
Accumulation unit value:
Beginning of period	$3.88	$6.49	$6.29	$5.15	N/A	N/A	N/A	N/A
End of period	$4.82	$3.88	$6.49	$6.29	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	24,734	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division750
Accumulation unit value:
Beginning of period	$7.51	$11.05	$12.11	$10.78	$10.79	N/A	N/A	N/A
End of period	$9.90	$7.51	$11.05	$12.11	$10.78	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	18,579	4,591	4,609	4,627	N/A	N/A	N/A

JNL/MCM Dow 10 Division324

Accumulation unit value:
Beginning of period	$6.30	$11.79	$11.79	$9.19	$9.84	$9.67	$7.53	N/A
End of period	$7.23	$6.30	$11.79	$11.79	$9.19	$9.84	$9.67	N/A
Accumulation units outstanding
at the end of period	93,496	90,843	113,533	152,359	144,835	176,252	91,838	N/A

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	$5.30	$10.43	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.32	$5.30	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,641	7,415	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division346
Accumulation unit value:
Beginning of period	$6.43	$10.44	$10.16	$8.79	$8.51	$7.73	$6.90	N/A
End of period	$6.00	$6.43	$10.44	$10.16	$8.79	$8.51	$7.73	N/A
Accumulation units outstanding
at the end of period	-	29,099	29,425	29,698	30,764	31,825	8,237	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division1167
Accumulation unit value:
Beginning of period	$6.13	$12.55	$15.34	$14.48	N/A	N/A	N/A	N/A
End of period	$7.20	$6.13	$12.55	$15.34	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	5,218	5,244	19,420	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division324

Accumulation unit value:
Beginning of period	$10.25	$20.11	$18.28	$13.18	$12.08	$9.52	$7.19	N/A
End of period	$13.30	$10.25	$20.11	$18.28	$13.18	$12.08	$9.52	N/A
Accumulation units outstanding
at the end of period	54,575	50,319	77,757	108,659	111,736	171,645	82,057	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division750
Accumulation unit value:
Beginning of period	$10.02	$13.19	$12.38	$11.77	$10.82	N/A	N/A	N/A
End of period	$12.01	$10.02	$13.19	$12.38	$11.77	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,587	32,866	18,465	23,800	4,615	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division324
Accumulation unit value:
Beginning of period	$11.85	$20.98	$19.19	$15.44	$13.76	$11.63	$8.85	N/A
End of period	$15.17	$11.85	$20.98	$19.19	$15.44	$13.76	$11.63	N/A
Accumulation units outstanding
at the end of period	34,353	44,084	44,604	31,986	39,277	32,433	5,828	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division980

Accumulation unit value:
Beginning of period	$8.04	$14.13	$14.07	$11.96	$12.00	N/A	N/A	N/A
End of period	$9.88	$8.04	$14.13	$14.07	$11.96	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	99,523	101,706	99,187	209,590	205,908	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	$7.52	$10.23	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.99	$7.52	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,036	9,036	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	$6.21	$10.41	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.37	$6.21	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,894	2,912	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division750
Accumulation unit value:
Beginning of period	$23.80	$38.68	$28.88	$24.15	$17.82	N/A	N/A	N/A
End of period	$28.29	$23.80	$38.68	$28.88	$24.15	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,712	21,421	25,740	34,700	22,939	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division324

Accumulation unit value:
Beginning of period	$7.46	$14.95	$14.38	$13.88	$10.21	$8.77	$7.65	N/A
End of period	$8.84	$7.46	$14.95	$14.38	$13.88	$10.21	$8.77	N/A
Accumulation units outstanding
at the end of period	42,791	47,403	100,454	135,102	151,563	190,696	100,935	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	$7.26	$9.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.54	$7.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	39,724	39,724	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division324
Accumulation unit value:
Beginning of period	$10.30	$16.67	$15.67	$14.43	$13.02	$11.36	$8.86	N/A
End of period	$14.08	$10.30	$16.67	$15.67	$14.43	$13.02	$11.36	N/A
Accumulation units outstanding
at the end of period	43,378	40,780	37,555	37,443	37,333	45,926	6,909	N/A

JNL/MCM S&P 500 Index Division324

Accumulation unit value:
Beginning of period	$8.03	$13.01	$12.52	$10.99	$10.64	$9.76	$8.15	N/A
End of period	$10.01	$8.03	$13.01	$12.52	$10.99	$10.64	$9.76	N/A
Accumulation units outstanding
at the end of period	64,070	42,593	57,722	58,087	57,589	88,091	31,111	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	$6.13	$8.25	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.80	$6.13	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,872	4,903	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division346
Accumulation unit value:
Beginning of period	$11.61	$19.57	$22.07	$20.36	$18.88	$16.94	$13.74	N/A
End of period	$12.06	$11.61	$19.57	$22.07	$20.36	$18.88	$16.94	N/A
Accumulation units outstanding
at the end of period	33,599	27,898	48,952	67,859	68,349	98,604	53,679	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division324
Accumulation unit value:
Beginning of period	$10.00	$15.52	$16.01	$13.77	$13.34	$11.47	$8.50	N/A
End of period	$12.61	$10.00	$15.52	$16.01	$13.77	$13.34	$11.47	N/A
Accumulation units outstanding
at the end of period	29,388	25,895	21,902	26,364	42,319	36,440	4,844	N/A

JNL/MCM Technology Sector
Division750
Accumulation unit value:
Beginning of period	$4.09	$7.31	$6.44	$5.95	$5.49	N/A	N/A	N/A
End of period	$6.64	$4.09	$7.31	$6.44	$5.95	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	58,139	76,322	18,134	18,206	N/A	N/A	N/A

JNL/MCM Value Line 30 Division699

Accumulation unit value:
Beginning of period	$9.45	$18.16	$15.35	$15.72	$11.44	$10.55	N/A	N/A
End of period	$10.73	$9.45	$18.16	$15.35	$15.72	$11.44	N/A	N/A
Accumulation units outstanding
at the end of period	20,214	19,044	16,382	52,711	59,946	10,790	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	$8.31	$13.67	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.20	$8.31	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,970	14,795	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division368
Accumulation unit value:
Beginning of period	$9.25	$15.79	$15.00	$12.96	$11.50	$9.85	$8.20	N/A
End of period	$12.76	$9.25	$15.79	$15.00	$12.96	$11.50	$9.85	N/A
Accumulation units outstanding
at the end of period	11,475	33,881	33,992	39,340	39,300	16,918	5,204	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,550	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I -

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division316
Accumulation unit value:
Beginning of period	$15.87	$15.96	$14.90	$14.54	$14.35	$13.88	$13.72	N/A
End of period	$18.14	$15.87	$15.96	$14.90	$14.54	$14.35	$13.88	N/A
Accumulation units outstanding
at the end of period	22,019	15,293	15,378	25,761	27,893	26,214	3,635	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.94	$14.50	$14.81	$13.54	$13.45	$13.05	N/A	N/A
End of period	$14.40	$9.94	$14.50	$14.81	$13.54	$13.45	N/A	N/A
Accumulation units outstanding
at the end of period	8,303	8,405	8,451	8,451	8,451	9,293	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I -

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,510	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$6.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,024	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$5.62	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,275	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division368
Accumulation unit value:
Beginning of period	$10.42	$17.30	$16.01	$13.99	$13.03	$11.68	$10.58	N/A
End of period	$13.52	$10.42	$17.30	$16.01	$13.99	$13.03	$11.68	N/A
Accumulation units outstanding
at the end of period	-	45,675	45,903	46,080	46,259	70,370	864	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	$9.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,492	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	$10.98	$17.16	$16.37	N/A	N/A	N/A	N/A	N/A
End of period	$13.92	$10.98	$17.16	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	20,797	24,807	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I -

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$5.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,336	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division560

Accumulation unit value:
Beginning of period	$23.45	$29.88	$28.08	$24.95	$23.93	$22.20	N/A	N/A
End of period	$27.79	$23.45	$29.88	$28.08	$24.95	$23.93	N/A	N/A
Accumulation units outstanding
at the end of period	2,108	2,133	2,145	2,145	2,145	2,359	N/A	N/A

JNL/Select Money Market
Division575
Accumulation unit value:
Beginning of period	$14.04	$13.87	$13.38	$12.93	$12.72	$12.72	N/A	N/A
End of period	$13.92	$14.04	$13.87	$13.38	$12.93	$12.72	N/A	N/A
Accumulation units outstanding
at the end of period	4,355	-	-	-	-	236,527	N/A	N/A

JNL/Select Value Division346

Accumulation unit value:
Beginning of period	$14.99	$22.71	$21.27	$17.77	$16.59	$14.60	$12.67	N/A
End of period	$18.40	$14.99	$22.71	$21.27	$17.77	$16.59	$14.60	N/A
Accumulation units outstanding
at the end of period	6,060	4,819	4,931	19,813	6,972	7,728	8,970	N/A

JNL/T.Rowe Price Established
Growth Division368
Accumulation unit value:
Beginning of period	$19.55	$34.55	$31.69	$28.15	$26.80	$24.64	$22.35	N/A
End of period	$27.77	$19.55	$34.55	$31.69	$28.15	$26.80	$24.64	N/A
Accumulation units outstanding
at the end of period	26,153	34,250	17,111	9,688	19,348	1,982	1,982	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division316
Accumulation unit value:
Beginning of period	$28.34	$48.22	$41.56	$39.30	$34.79	$29.77	$22.26	N/A
End of period	$41.20	$28.34	$48.22	$41.56	$39.30	$34.79	$29.77	N/A
Accumulation units outstanding
at the end of period	16,934	17,481	14,005	25,953	36,051	18,034	3,414	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	$9.86	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.54	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,098	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division502
Accumulation unit value:
Beginning of period	$9.90	$16.79	$16.82	$14.15	$13.47	$12.29	N/A	N/A
End of period	$13.43	$9.90	$16.79	$16.82	$14.15	$13.47	N/A	N/A
Accumulation units outstanding
at the end of period	60,805	83,237	62,035	73,509	47,430	46,459	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 3.71%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division983
Accumulation unit value:
Beginning of period	$7.61	$12.28	$15.00	$11.42	$11.42	N/A	N/A	N/A
End of period	$9.72	$7.61	$12.28	$15.00	$11.42	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	3,668	N/A	N/A	N/A
JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I -

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division983
Accumulation unit value:
Beginning of period	$7.49	$14.01	$12.99	$10.21	$10.21	N/A	N/A	N/A
End of period	$9.40	$7.49	$14.01	$12.99	$10.21	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	4,101	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division1048
Accumulation unit value:
Beginning of period	$3.00	$5.15	$5.13	$4.46	N/A	N/A	N/A	N/A
End of period	$3.63	$3.00	$5.15	$5.13	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I -

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division933
Accumulation unit value:
Beginning of period	$18.39	$30.72	$23.57	$20.25	$19.95	N/A	N/A	N/A
End of period	$21.28	$18.39	$30.72	$23.57	$20.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	5,184	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector
Division983
Accumulation unit value:
Beginning of period	$3.16	$5.80	$5.26	$4.99	$4.99	N/A	N/A	N/A
End of period	$4.99	$3.16	$5.80	$5.26	$4.99	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	4,196	N/A	N/A	N/A

JNL/MCM Value Line 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division828
Accumulation unit value:
Beginning of period	$19.58	$34.24	$30.32	$29.46	$25.27	N/A	N/A	N/A
End of period	$27.70	$19.58	$34.24	$30.32	$29.46	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division933
Accumulation unit value:
Beginning of period	$7.82	$13.64	$14.04	$12.14	$11.49	N/A	N/A	N/A
End of period	$10.34	$7.82	$13.64	$14.04	$12.14	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

Questions: If you have any questions about your Contract, you may contact us at:
Annuity Service Center:	1 (800) 873-5654 (8 a.m. - 8 p.m. ET)
Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951
Institutional Marketing Group Service Center:	1 (800) 777-7779 (8 a.m. - 8 p.m. ET)
(for Contracts purchased through a bank or another financial institution)
Mail Address:	P.O. Box30314, Lansing, Michigan 48909-7814
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951 Attn: IMG
Home Office:	1 Corporate Way, Lansing, Michigan 48951

Supplement dated October 11, 2010
To The Prospectus Dated May 1, 2010 For

FIFTH THIRD PERSPECTIVE
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

This supplement updates the above referenced prospectus.  Please read and keep it together with your copy of the prospectus for future reference.  To obtain an additional copy of the prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-873-5654; www.jackson.com.

The purpose of this supplement is to notify you of changes to the Prospectus that are effective October 11, 2010. These changes include changes to the availability of certain Guaranteed Minimum Withdrawal Benefits (GMWBs) and Optional Death Benefits under the Contract, and changes to the Investment Divisions offered under the Contract.

1.  LifeGuard Freedom 6 GMWBs.

Effective October 10, 2010, the LifeGuard Freedom 6 GMWB and the LifeGuard Freedom 6 GMWB with Joint Option are no longer available to add to a Contract.  In addition, these GMWBs are no longer available as an option for conversion from a different GMWB.

2.  LifeGuard Freedom 6 DB Optional Death Benefit.

Effective October 10, 2010, the LifeGuard Freedom 6 DB Optional Death Benefit is no longer available to add to a Contract.

3.  Changes to Investment Divisions effective October 11, 2010.

Following is a description of changes to the Investment Divisions which include a new option, name changes, sub-adviser changes and corresponding information.

► One new Investment Division of the Separate Account is available, which invests in the following fund – Class A Shares.  Information on this new Investment Division is added to the Prospectus as described later in this supplement:

JNL Series Trust

JNL/BlackRock Global Allocation Fund

►The following Investment Divisions have a sub-adviser change and/or a name change.  Please delete the references to these Investment Divisions and replace these with the new sub-adviser and name as described later in this supplement:

JNL Series Trust

JNL/Credit Suisse Commodity Securities Fund
JNL/Credit Suisse Long/Short Fund
JNL/AIM Global Real Estate Fund
JNL/AIM International Growth Fund
JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund

►Please add the following Investment Divisions, in connection with sub-adviser changes for each fund:

JNL Series Trust

JNL/BlackRock Commodity Securities Fund (formerly, JNL/Credit Suisse Commodity Securities Fund)
JNL/Goldman Sachs U.S. Equity Flex Fund (formerly, JNL/Credit Suisse Long/Short Fund)

►Also please add the following Investment Divisions, in connection with name changes for said funds:

JNL Series Trust

JNL/Invesco Global Real Estate Fund (formerly, JNL/AIM Global Real Estate Fund)
JNL/Invesco International Growth Fund (formerly, JNL/AIM International Growth Fund)
JNL/Invesco Large Cap Growth Fund (formerly, JNL/AIM Large Cap Growth Fund)
JNL/Invesco Small Cap Growth Fund (formerly, JNL/AIM Small Cap Growth Fund)

►Under FEES AND EXPENSES TABLES, with the fee table entitled “Total Annual Fund Operating Expenses,” please note the following fund changes.

►Please delete the rows with the following funds and related expenses from the second table:

JNL/AIM Global Real Estate Fund
JNL/AIM International Growth Fund
JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund
JNL/Credit Suisse Commodity Securities Fund
JNL/Credit Suisse Long/Short Fund

►Please add the following fund and related expenses to the first table:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/BlackRock Global Allocation	1.40%I	0.20%	0.19%I	0.02%	1.81%I	0.66% E	1.15%I,E

►Please add the following funds and related expenses to the second table:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses
JNL/BlackRock Commodity Securities	0.82%	0.20%	0.01%	0.02%	1.05%
JNL/Goldman Sachs U.S. Equity Flex	0.95%	0.20%	0.39% G	0.01%	1.55%
JNL/Invesco Global Real Estate	0.86%	0.20%	0.01%	0.01%	1.08%
JNL/Invesco International Growth	0.82%	0.20%	0.02%	0.02%	1.06%
JNL/Invesco Large Cap Growth	0.77%	0.20%	0.00%	0.01%	0.98%
JNL/Invesco Small Cap Growth	0.95%	0.20%	0.01%	0.01%	1.17%

►Please delete the second paragraph in footnote A in its entirety and replace it with the following:

The JNL/American Funds® Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/BlackRock Commodity Securities Fund, JNL/BlackRock Global Allocation Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Goldman Sachs Emerging Markets Debt Fund,  JNL/Goldman Sachs U.S. Equity Flex Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia Ex-Japan Fund, JNL/Red Rocks Listed Private Equity Fund, and all of the JNL/Mellon Capital Management Funds, except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management NYSE® International 25 Fund, JNL/Mellon Capital Management European 30 Fund, and JNL/Mellon Capital Management Pacific Rim 30 Fund, pay an administrative fee of 0.15%.

►Please delete footnote G in its entirety and replace it with the following:

G
Amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the security sold short.  In addition, the Fund incurs fees in connection with the borrowing of securities related to short sale transactions.  For the period ended December 31, 2009, the total cost of short sales transactions to the JNL/Credit Suisse Long/Short Fund and JNL/Franklin Templeton Mutual Shares Fund was 0.37% and 0.05%, respectively.  Effective October 11, 2010 the sub-adviser for the JNL/Credit Suisse Long/Short Fund is Goldman Sachs Asset Management, L.P., and as a result, the name of the fund has changed to JNL/Goldman Sachs U.S. Equity Flex Fund.

►Please add footnote I, as follows:

I
Fees and expenses at the Master Fund level for Class I shares of the Fund are as follows:  Management Fee: 0.35%; Other Expenses: 0.18%; Acquired Fund Fees and Expenses:  0.02%; Total Annual Portfolio Operating Expenses: 0.55%.

►Under INVESTMENT DIVISIONS, for JNL Series Trust, please delete the following funds, along with each fund’s corresponding investment objective:

JNL/AIM Global Real Estate Fund
JNL/AIM International Growth Fund
JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund
JNL/Credit Suisse Commodity Securities Fund
JNL/Credit Suisse Long/Short Fund

►Under INVESTMENT DIVISIONS, for JNL Series Trust, please add the following funds, along with each fund’s corresponding investment objective:

JNL/BlackRock Global Allocation Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and BlackRock Investment Management, LLC, investment adviser to the Master Fund)

Seeks high total return through exclusive investment in BlackRock Global Allocation Portfolio (the “Master Global Allocation Fund” or “Master Fund”), a series of BlackRock Series Fund, Inc. The Master Fund invests in a portfolio of equity, debt and money market securities. Generally, the Master Fund’s portfolio will invest in both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.  The Master Fund uses derivatives as a means of managing exposure to foreign currencies and other adverse market movements, as well as to increase returns. The Master Fund may also invest in corporate loans.

JNL/BlackRock Commodity Securities Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund may invest in securities of any market capitalization.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% of its total assets in each strategy. The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodities Strategy” will focus on investments in commodity securities.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.) and sub-sub-adviser: Invesco Asset Management Ltd.)

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing in a diversified portfolio of reasonably priced, quality international equity securities of companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed markets of Western Europe and the Pacific Basin.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.

►Under APPENDIX G (ACCUMULATION UNIT VALUES), please delete all paragraphs immediately following the first paragraph, and replace with the following:

Set forth below are fund changes and additions since the May 1, 2010 Prospectus, for your information in reviewing Accumulation Unit information.

Effective October 11, 2010, the following Investment Divisions changed (whether or not in connection with a sub-adviser change):

JNL/AIM Global Real Estate Fund to JNL/Invesco Global Real Estate Fund;
JNL/AIM International Growth Fund to JNL/Invesco International Growth Fund;
JNL/AIM Large Cap Growth Fund to JNL/Invesco Large Cap Growth Fund;
JNL/AIM Small Cap Growth Fund to JNL/Invesco Small Cap Growth Fund;
JNL/Credit Suisse Commodity Securities Fund to JNL/BlackRock Commodity Securities Fund; and
JNL/Credit Suisse Long/Short Fund to JNL/Goldman Sachs U.S. Equity Flex Fund.

The Separate Account has the following new Investment Divisions, for which no Accumulation Unit information is yet available:

Effective May 1, 2010

JNL/American Funds® Blue Chip Income and Growth Fund;
JNL/American Funds Global Bond Fund;
JNL/American Funds Global Small Capitalization Fund;
JNL/American Funds Growth-Income Fund;
JNL/American Funds International Fund; and
JNL/American Funds New World Fund.

Effective October 11, 2010

JNL/BlackRock Global Allocation Fund

At the end of the tables in the SAI are the footnotes with the beginning dates of activity for each Investment Division at every applicable charge level (annualized) under the Contract.

(To be used with FVC4224FT 05/10)                                                                                                                               JMV6090 10/10

FIFTH THIRD PERSPECTIVE

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account – I

The date of this prospectus is May 1, 2010, which states the information about the separate account, the Contract, and Jackson National Life Insurance Company (“Jackson®”) you should know before investing.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  It is important that you read the Contract and endorsements, which reflect state or other variations.  This information is meant to help you decide if the Contract will meet your needs.  Please carefully read this prospectus and any related documents and keep everything together for future reference.  Additional information about the separate account can be found in the statement of additional information (“SAI”) dated May 1, 2010, that is available upon request without charge.  To obtain a copy, contact us at our:

                                                     Annuity Service Center
                                                    P.O. Box 30314
                                                    Lansing, Michigan 48909-7814
                                                    1-800-873-5654
                                                    www.jackson.com

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing a Contract, as we reserve the right to prospectively restrict availability of the optional features.  Broker-dealers selling the Contracts may limit the availability of an optional feature.  Ask your representative about what optional features are or are not offered.  If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability.  In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected.  We reserve the right to limit the number of Contracts that you may purchase.  We also reserve the right to refuse any premium payment.  Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate.  Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Expenses for a Contract with a Contract Enhancement will be higher than those for a Contract without a Contract Enhancement, and in some cases the amount of a Contract Enhancement may be more than offset by those expenses.

We offer other variable annuity products with different product features, benefits and charges.  In some states, you may purchase the Contract through an automated electronic transmission/order ticket verification procedure.  Ask your representative about availability and the details.

The SAI is incorporated by reference into this prospectus, and its table of contents begins on page 229.  The prospectus and SAI are part of the registration statement that we filed with the Securities and Exchange Commission (“SEC”) about this securities offering.  The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus disclosure.  It is a criminal offense to represent otherwise.  We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Contract makes available for investment fixed and variable investment options.  The variable options available are Investment Divisions of the Separate Account, each of which invests in one of the following funds - all class A shares (the “Funds”):

JNL Series Trust

JNL/American Funds® Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/AIM Global Real Estate Fund
JNL/AIM International Growth Fund
JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian U.S. Growth Equity Fund
JNL/Credit Suisse Commodity Securities Fund (formerly, JNL/Credit Suisse Global Natural Resources Fund)
JNL/Credit Suisse Long/Short Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund (formerly, JNL/Capital Guardian International Small Cap Fund)
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Management 10 x 10 Fund
JNL/Mellon Capital Management Index 5 Fund
JNL/Mellon Capital Management European 30 Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Global Alpha Fund
JNL/Oppenheimer Global Growth Fund
JNL/PAM Asia ex-Japan Fund
JNL/PAM China-India Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/Select Balanced Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund (formerly, JNL/Goldman Sachs Short Duration Bond Fund)
JNL/T. Rowe Price Value Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management DowSM 10 Fund
JNL/Mellon Capital Management S&P® 10 Fund
JNL/Mellon Capital Management Global 15 Fund
JNL/Mellon Capital Management Nasdaq® 25 Fund
JNL/Mellon Capital Management Value Line® 30 Fund
JNL/Mellon Capital Management DowSM Dividend Fund
JNL/Mellon Capital Management S&P® 24 Fund
JNL/Mellon Capital Management S&P® SMid 60 Fund
JNL/Mellon Capital Management NYSE® International 25 Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund
Underscored are the Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical.  The Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Funds are attached to this prospectus.

In addition, the JNL/PPM America Core Equity Fund was previously offered as a Fund under this Contract.  However, effective September 28, 2009, this Fund was merged with the JNL/Mellon Capital Management S&P 500 Index Fund, as outlined below:

Currently Offered Funds	Previously Offered Funds
JNL/Mellon Capital Management S&P 500 Index Fund	JNL/PPM America Core Equity Fund

TABLE OF CONTENTS
GLOSSARY	1
KEY FACTS	2
FEES AND EXPENSES TABLES	4
Owner Transaction Expenses	4
Periodic Expenses	5
Total Annual Fund Operating Expenses	14
EXAMPLE	17
CONDENSED FINANCIAL INFORMATION	17
THE ANNUITY CONTRACT	18
JACKSON	18
THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT	18
The Fixed Account	19
The GMWB Fixed Account	20
THE SEPARATE ACCOUNT	20
INVESTMENT DIVISIONS	20
JNL Series Trust	21
JNL Variable Fund LLC	29
Voting Privileges	32
Substitution	32
CONTRACT CHARGES	32
Mortality and Expense Risk Charges	32
Annual Contract Maintenance Charge	32
Administration Charge	32
Transfer Charge	33
Withdrawal Charge	33
Earnings Protection Benefit (“EarningsMax”) Charge	34
Contract Enhancement Charge	34
Contract Enhancement Recapture Charge	35
Guaranteed Minimum Income Benefit (“FutureGuard”)Charge	35
Guaranteed Minimum Accumulation Benefit (“GMAB”) Charge	35
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge	36
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge	36
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	37
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge	37
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge	38
5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”) Charge	38
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge	39
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”) Charge	40
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”) Charge	40
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”) Charge	41
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge	42
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge	42
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge	43
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge	43
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge	44
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge	45
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”) Charge	45
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”) Charge	46
5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”) Charge	47
4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”) Charge	48
Death Benefit Charges	49
Three-Year Withdrawal Charge Period	50
Five-Year Withdrawal Charge Period	50
20% Additional Free Withdrawal Charge	50
Commutation Fee	50
Other Expenses	50
Premium Taxes	50
Income Taxes	50
DISTRIBUTION OF CONTRACTS	50
PURCHASES	52
Minimum Initial Premium	52
Minimum Additional Premiums	52
Maximum Premiums	52
Allocations of Premium	53
Optional Contract Enhancements	53
Capital Protection Program	54
Guaranteed Minimum Accumulation Benefit (“GMAB”)	55
Accumulation Units	57
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	58
Restrictions on Transfers: Market Timing	58
TELEPHONE AND INTERNET TRANSACTIONS	59
The Basics	59
What You Can Do and How	59
What You Can Do and When	59
How to Cancel a Transaction	59
Our Procedures	59
ACCESS TO YOUR MONEY	60
Waiver of Withdrawal and Recapture Charges for Certain Emergencies	61
Optional Three-Year Withdrawal Charge Period	61
Optional Five-Year Withdrawal Charge Period	61
20% Additional Free Withdrawal	61
Guaranteed Minimum Withdrawal Benefit Considerations	62
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	62
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”)	63
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	67
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	72
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	77
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”)	81
5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”)	85
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”)	91
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”)	98
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”)	105
Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”)	112
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”)	118
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”)	125
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”)	133
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”)	143
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”)	154
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”)	162
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”)	171
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”)	183
5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”)	195
4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”)	202
Systematic Withdrawal Program	208
Suspension of Withdrawals or Transfers	208
INCOME PAYMENTS (THE INCOME PHASE)	209
Variable Income Payments	209
Income Options	210
Guaranteed Minimum Income Benefit (“FutureGuard”)	210
DEATH BENEFIT	212
Basic Death Benefit	213
Earnings Protection Benefit (“EarningsMax”)	213
Optional Death Benefits	214
5% Roll-up Death Benefit	215
4% Roll-up Death Benefit	215
Highest Anniversary Value Death Benefit	215
Combination 5% Roll-up and Highest Anniversary Value Death Benefit	216
Combination 4% Roll-up and Highest Anniversary Value Death Benefit	216
LifeGuard Freedom DB	217
LifeGuard Freedom 6 DB	218
Payout Options	221
Pre-Selected Payout Options	221
Special Spousal Continuation Option	222
Death of Owner On or After the Income Date	222
Death of Annuitant	222
TAXES	222
Contract Owner Taxation	222
Tax-Qualified and Non-Qualified Contracts	222
Non-Qualified Contracts – General Taxation	223
Non-Qualified Contracts – Aggregation of Contracts	223
Non-Qualified Contracts – Withdrawals and Income Payments	223
Non-Qualified Contracts – Required Distributions	223
Tax-Qualified Contracts – Withdrawals and Income Payments	224
Withdrawals – Tax-Sheltered Annuities	224
Withdrawals – Roth IRAs	224
Constructive Withdrawals – Investment Adviser Fees	224
Extension of Latest Income Date	224
Death Benefits	224
Assignment	224
Diversification	224
Owner Control	224
Withholding	225
Jackson Taxation	225
OTHER INFORMATION	226
Dollar Cost Averaging	226
Dollar Cost Averaging Plus (DCA+)	226
Earnings Sweep	226
Rebalancing	226
Free Look	226
Advertising	226
Restrictions Under the Texas Optional Retirement Program (ORP)	227
Modification of Your Contract	227
Legal Proceedings	227
PRIVACY POLICY	227
Collection of Nonpublic Personal Information	227
Disclosure of Current and Former Customer Nonpublic Personal Information	227
Security to Protect the Confidentiality of Nonpublic Personal Information	228
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	229
APPENDIX A (Trademarks, Services Marks, and Related Disclosures)	A-1
APPENDIX B (Contract Enhancement Recapture Charges)	B-1
APPENDIX C (Broker-Dealer Support)	C-1
APPENDIX D (GMAB Prospectus Examples)	D-1
APPENDIX E (GMWB Prospectus Examples)	E-1
APPENDIX F (LifeGuard Select GMWB and LifeGuard Select with Joint Option GMWB Transfer of Assets Methodology)	F-1
APPENDIX G (Accumulation Unit Values)	G-1

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning.  In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.
Annuitant – the natural person on whose life annuity payments for this Contract are based.  The Contract allows for the naming of joint Annuitants.  Any reference to the Annuitant includes any joint Annuitant.
Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.
Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner's death.  The Contract allows for the naming of multiple Beneficiaries.
Completed Year – the succeeding twelve months from the date on which we receive a premium payment. Completed Years specify the years from the date of receipt of the premium and does not refer to Contract Years.  If the premium receipt date is on the Issue Date of the Contract then Completed Year 0-1 does not include the first Contract Anniversary.  The first Contract Anniversary begins Completed Year 1-2 and each successive Completed Year begins with the Contract Anniversary of the preceding Contract Year and ends the day before the next Contract Anniversary.
If the premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years.  For example, if the Issue Date is January 15, 2010 and a premium payment is received on February 28, 2010 then, although the first Contract Anniversary is January 15, 2011, Completed Year 0-1 for that premium payment would begin on February 28, 2010 and end on February 27, 2011.  Completed Year 1-2 for that premium payment would begin on February 28, 2011.
Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.
Contract Anniversary – each one-year anniversary of the Contract's Issue Date.
Contract Enhancement – a credit that we will make to your Contract Value at the end of any business day in the first Contract Year during which we receive a premium payment.  The Contract Enhancement endorsements available are the 2% Contract Enhancement endorsement, 3% Contract Enhancement endorsement, 4% Contract Enhancement endorsement, or 5% Contract Enhancement endorsement.
Contract Month – the period of time between consecutive monthly anniversaries of the Contract’s Issue Date.
Contract Monthly Anniversary – each one-month anniversary of the Contract's Issue Date.
Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract's Issue Date.
Contract Quarterly Anniversary – each three-month anniversary of the Contract's Issue Date.

Contract Value – the sum of the allocations between the Contract's Investment Divisions, Fixed Account, and Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.
Fixed Account Contract Value – the sum of the allocations between the Contract’s Fixed Account Options and the Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account.
Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.
General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account and the GMWB Fixed Account, which are available to our creditors.
Good Order – when our administrative requirements are met for any requested action or change, including that we have received sufficient supporting documentation.
Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account – part of our General Account to which, if you elect the GMAB, a certain percentage of Contract Value is required to be allocated for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period.  The Contract Value allocated to the GMAB Fixed Account will earn a stated rate of return over the Guarantee Period subject to certain possible adjustments.
Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account – part of our General Account to and from which, if you elect the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, automatic transfers of your Contract Value may be required according to non-discretionary formulas.  The Contract Value allocated to the GMWB Fixed Account will earn a stated rate of return over a specified period.
GMWB Fixed Account Contract Value – the sum of the allocation to the Contract’s GMWB Fixed Account.
Income Date – the date on which you begin receiving annuity payments.
Issue Date – the date your Contract is issued.
Investment Division – one of multiple variable options of the Separate Account to allocate your Contract's value, each of which exclusively invests in a different available Fund.  The Investment Divisions are called variable because the return on investment is not guaranteed.
Jackson, JNL, we, our, or us – Jackson National Life Insurance Company.  (We do not capitalize “we,” “our,” or “us” in the prospectus.)

GLOSSARY
Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract.  Usually, but not always, the Owner is the Annuitant.  The Contract allows for the naming of joint Owners.  (We do not capitalize “you” or “your” in the prospectus.)  Any reference to the Owner includes any joint Owner.
Separate Account – Jackson National Separate Account – I.  The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.
Separate Account Contract Value – the sum of the allocations between the Contract’s Investment Divisions.

KEY FACTS

The immediately following two sections briefly introduce the Contract (and its benefits and features) and its costs; however, please carefully read the whole prospectus and any related documents before purchasing the Contract to be sure that it will meet your needs.

Allocation Options
The Contract makes available Investment Divisions and a Fixed Account for allocation of your premium payments and Contract Value.  In addition, if you elect the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account.  For more information about the fixed accounts, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  For more information about the Investment Divisions, please see “INVESTMENT DIVISIONS” beginning on page 20.

Investment Purpose
The Contract is intended to help you save for retirement or another long-term investment purpose.  The Contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan.  Qualified plans confer their own tax deferral.  For more information, please see “TAXES” beginning on page 222.

Free Look
If you change your mind about having purchased the Contract, you may return it without penalty.  There are conditions and limitations, including time limitations, depending on where you live.  For more information, please see “FREE LOOK” beginning on page 226.  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Purchases
There are minimum and maximum premium requirements.  You may elect to receive a credit on your premium payments during the first Contract Year, subject to fees, conditions and limitations.  If the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year.  The Contract also has two premium protection options, namely the Capital Protection Program and the Guaranteed Minimum Accumulation Benefit (GMAB), respectively.  If the GMAB is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the GMAB is in effect.  For more information about both options, please see “PURCHASES” beginning on page 52.

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers.  The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections.  The representative assisting you will advise you whether an optional benefit is available and of any variations.

Withdrawals
Before the Income Date, there are a number of ways to access your Contract Value, generally subject to a charge or adjustment, particularly during the early Contract Years.  There are also a number of optional withdrawal benefits available.  The Contract has a free withdrawal provision and waives the charges and adjustments in the event of some unforeseen emergencies.  For more information, please see “ACCESS TO YOUR MONEY” beginning on page 60.

Income Payments	There are a number of income options available, including an optional, guaranteed minimum income benefit. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 209.

Death Benefit
The Contract has a death benefit that becomes payable if you die before the Income Date.  There are also a number of optional death benefits available.  For more information, please see “DEATH BENEFIT” beginning on page 212.

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering the Contract.  The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract or transfer cash value between investment options.

Owner Transaction Expenses

Front-end Sales Load	None

Maximum Withdrawal Charge 1 –
Percentage of premium withdrawn, if applicable	8.5%

Maximum Contract Enhancement Recapture Charge 2 –
Percentage of the corresponding first year premiums withdrawn with a Contract Enhancement	4.5%

Maximum Premium Taxes 3 –
Percentage of each premium	3.5%

Commutation Fee: If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and Beneficiary elects a lump sum payment, the amount received will be reduced by (a) minus (b) where:

• (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

• (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Transfer Charge 4 –
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge 5	$22.50

1
There may be a withdrawal charge on these withdrawals of Contract Value:  withdrawals in excess of the free withdrawal amounts; withdrawals under a tax-qualified Contract that exceed the required minimum distributions of the Internal Revenue Code; withdrawals in excess of the free withdrawal amount to meet the required minimum distributions of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distributions of a Roth IRA annuity; a total withdrawal; and withdrawals on an Income Date that is within one year of the Issue Date.  The withdrawal charge is a schedule lasting seven Completed Years, and there are two optional withdrawal charge schedules (that are shorter) available:

	Withdrawal Charge (as a percentage of premium payments)
		Completed Years Since Receipt Of Premium -
		0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
	Base Schedule	8.5%	8%	7%	6%	5%	4%	2%	0
	Five-year Schedule	8%	7%	6%	4%	2%	0	0	0
	Three-year Schedule	7.5%	6.5%	5%	0	0	0	0	0
2
Contract Enhancements (C.E.) are subject to recapture charges in addition to asset-based charges for specified periods.  There may be a recapture charge on these withdrawals of Contract Value with a Contract Enhancement: if the Contract is returned during the free look period; withdrawals in excess of the free withdrawal amounts; withdrawals that exceed the required minimum distributions of the Internal Revenue Code; a total withdrawal; and withdrawals on an Income Date that is within the recapture charge schedule.  The recapture charge schedule is based on Completed Years and depends on your Contract Enhancement:

		Completed Years Since Receipt Of Premium -
		0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
	2% C.E.	2%	2%	1.25%	1.25%	0.5%	0	0	0
	3% C.E.*	3%	3%	2%	2%	2%	1%	1%	0
	4% C.E.	4%	4%	2.5%	2.5%	2.5%	1.25%	1.25%	0
	5% C.E.	4.5%	3.75%	3.25%	2.75%	2%	1.25%	1%	0
	* No longer offered as of January 16, 2007.
	Please note that if you return your Contract during the free look period, the entire amount of any Contract Enhancement will be recaptured.
3	Premium taxes generally range from 0 to 3.5% and vary by state.
4	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.
5	For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge 6	$35

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions	1.25%

Mortality And Expense Risk Charge 1.10%

Administration Charge 7 0.15%

Total Separate Account Annual Expenses for Base Contract	1.25%

Optional Endorsements - A variety of optional endorsements to the Contract are available. Please see the footnotes for additional information on the various optional endorsement charges.

The following optional endorsement charges are based on average daily net asset value. You may select one from each grouping below8:

Earnings Protection Benefit Maximum Annual Charge (“EarningsMax®”) 9	0.45%

5% Contract Enhancement Maximum Annual Charge 10	0.695%
4% Contract Enhancement Maximum Annual Charge 10	0.56%
3% Contract Enhancement Maximum Annual Charge (no longer offered as of January 16, 2007) 10	0.42%
2% Contract Enhancement Maximum Annual Charge 11	0.395%

Five-year Withdrawal Schedule Maximum Annual Charge	0.30%
Three-year Withdrawal Schedule Maximum Annual Charge (no longer offered as of May 1, 2006)	0.45%

20% Additional Free Withdrawal Maximum Annual Charge	0.30%

The following optional death benefit endorsement charges are based on either average daily net asset value or on a benefit base and are indicated as such.  Please see the footnotes for additional information on the various optional death benefit endorsement charges.  You may select one of the available benefits listed below8:

Average Daily Net Asset Value Based Charges
5% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of January 16, 2007) 12	0.70%
4% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of January 16, 2007) 13	0.50%
Highest Anniversary Value Death Benefit Maximum Annual Charge 14	0.40%
Combination 5% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge 15	0.80%
Combination 4% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of January 16, 2007) 16	0.60%

Benefit Based Charges
LifeGuard Freedom DBSM Maximum Annual Charge (no longer offered as of September 28, 2009) 17	0.60%
LifeGuard Freedom 6 DBSM Maximum Annual Charge (only available if the LifeGuard Freedom 6 GMWB is also selected) 18	0.60%

The following optional endorsement charges are benefit based.  Please see the footnotes for additional information on the various optional endorsement charges.  You may select one of the available benefits listed below8:

Guaranteed Minimum Income Benefit (GMIB) Maximum Annual Charge (no longer offered as of January 16, 2007)(“FutureGuardSM”) 19	0.60%
Guaranteed Minimum Accumulation Benefit (“GMAB”) Maximum Annual Charge 20	1.00%
7% Guaranteed Minimum Withdrawal Benefit (GMWB) Maximum Annual Charge (no longer offered as of March 31, 2008)(“SafeGuard 7 PlusSM”) 21	0.75%
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“SafeGuard MaxSM”) 22	0.80%
5% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 5SM,” formerly “AutoGuard®”) 23	1.45%
6% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 6SM”) 24	1.60%
5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of January 16, 2007) (“MarketGuard 5®”) 25	0.50%
5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard ProtectorSM”) 26	1.45%
5% for Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AdvantageSM,” formerly “LifeGuard Protector AdvantageSM”) 27	1.50%
5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered as of January 16, 2007)(“LifeGuard Protector PlusSM”) 28	1.45%
Joint 5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of April 30, 2007)(“LifeGuard Protector with Joint Option”) 29	1.60%
Joint 5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered as of January 16, 2007)(“LifeGuard Protector Plus with Joint Option”) 30	1.70%
For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AscentSM”) 31	1.50%
Joint For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard Ascent With Joint Option”) 32	1.70%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard FreedomSM GMWB”) 33	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009)(“LifeGuard Freedom GMWB With Joint Option”) 34	1.85%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (“LifeGuard Freedom 6SM GMWB”) 35	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (“LifeGuard Freedom 6 GMWB With Joint Option”) 36	1.85%
For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“LifeGuard SelectSM”) 37	1.50%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“LifeGuard Select With Joint Option”) 38	1.85%
5% for Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006)(“LifeGuard 5®“) 39	1.30%
4% for Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006)(“LifeGuard 4®“) 40	0.85%

6
This charge is waived on Contract Value of $50,000 or more.  This charge is deducted proportionally from allocations to the Investment Divisions the Fixed Account and the GMWB Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

7
This charge is waived on initial premiums of $1 million or more, but we may reverse the waiver and reinstate the Administrative Charge if your withdrawals during the first year of the Contract cause the Contract Value to drop below $1 million.

8
Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled.  The 5%, 4% and 3% (if elected prior to January 16, 2007) Contract Enhancements and the Three-year Withdrawal Schedule (if elected prior to May 1, 2006) are not available if you select the 20% Additional Free Withdrawal endorsement and vice versa.  Also, you may not select both the Guaranteed Minimum Income Benefit (no longer offered as of January 16, 2007) and any Guaranteed Minimum Withdrawal Benefits.  In addition, the Guaranteed Minimum Accumulation Benefit may not be selected in combination with any Contract Enhancement, the Guaranteed Minimum Income Benefit or any Guaranteed Minimum Withdrawal Benefits.

9	The current charge is 0.30%.
10	This charge lasts for the first seven Contract Years.
11	This charge lasts for the first five Contract Years.
12
The current charge is 0.45%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.  Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “5% Compounded Death Benefit Endorsement,” and the charge may be less.

13	The current charge is 0.30%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.
14
The current charge is 0.25%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.  Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “Maximum Anniversary Value Death Benefit Endorsement,” and the charge may be less.

15
The current charge is 0.55%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.  Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the “Combination Death Benefit Endorsement,” and the charge may be less.

16	The current charge is 0.40%, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.
17
The LifeGuard Freedom DB is only available in conjunction with the purchase of the LifeGuard Freedom GMWB.  The current and maximum charge for the LifeGuard Freedom DB is 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually).  The charge for LifeGuard Freedom DB is in addition to the charge for the LifeGuard Freedom GMWB.
The GMWB Death Benefit is equal to the LifeGuard Freedom GWB (see footnote 33 below).  If you select the LifeGuard Freedom GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the LifeGuard Freedom GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
For more information about the charge for the LifeGuard Freedom DB, please see “LifeGuard Freedom DB” under “Death Benefit Charges”, beginning on page 49.  For more information about how this optional death benefit endorsement works, please see “LifeGuard Freedom DB” under “Optional Death Benefits”, beginning on page 217.  For more information about how the LifeGuard Freedom GMWB works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 133

18
The LifeGuard Freedom 6 DB is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB.  The current and maximum charge for the LifeGuard Freedom 6 DB is 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually).  The charge for LifeGuard Freedom 6 DB is in addition to the charge for the LifeGuard Freedom 6 GMWB.
The GMWB Death Benefit is equal to the LifeGuard Freedom 6 GWB (see footnote 35 below).  If you select the LifeGuard Freedom 6 GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the LifeGuard Freedom 6 GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
For more information about the charge for the LifeGuard Freedom 6 DB, please see “LifeGuard Freedom 6 DB” under “Death Benefit Charges”, beginning on page 49.  For more information about how the LifeGuard Freedom 6 DB works, please see “LifeGuard Freedom 6 DB” under “Optional Death Benefits”, beginning on page 218.  For more information about how the LifeGuard Freedom 6 GMWB works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 154.

19
On a calendar quarter basis, the charge is 0.15% of the GMIB Benefit Base.  The GMIB Benefit Base is the greater of (a) or (b), where:
(a) Generally equals all premiums you have paid, subject to certain adjustments, compounded at an annual interest rate of 5% until the earlier of the Annuitant's 80th birthday or the exercise date of this GMIB; and
(b) Generally equals the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday, subject to certain adjustments after that Contract Anniversary.
The charge is deducted each calendar quarter and upon termination of the GMIB from the Investment Divisions and the Fixed Account on a pro rata basis.  When deducted from the Investment Divisions, it is not part of the unit value calculations, but rather is deducted by means of a cancellation of units.  For more information about the charge for this endorsement, please see “Guaranteed Minimum Income Benefit Charge” beginning on page 35.  For more information about how the endorsement works, including more details regarding the GMIB Benefit Base, please see “Guaranteed Minimum Income Benefit” beginning on page 210.

20
The charge is quarterly, currently 0.125% (0.50% annually) of the Guaranteed Value (GV) in effect on the date the charge is deducted, subject to a maximum annual charge of 1.00% as used in the Table.  The GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period.  If you select the GMAB when you purchase your Contract, the GV is your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMAB is re-elected, the GV is generally your Contract Value at the time of re-election, adjusted for any subsequent withdrawals.  We reserve the right to prospectively change the current charge on new Contracts or upon re-election of the benefit after the Contract is issued – subject to the applicable maximum annual charge.
The charge is deducted at the end of each calendar quarter, or upon termination of the endorsement, from your Contract Value.  Quarterly charges are deducted from the Investment Divisions and the Fixed Account, including the GMAB Fixed Account, on a pro rata basis.  The portion of the charge from the Investment Divisions is deducted by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GV.  For more information about the charge for this endorsement, please see “Guaranteed Minimum Accumulation Benefit Charge” beginning on page 35.  For more information about how the endorsement works, including more details regarding the GV, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 55.  Please check with your representative to learn about the current level of the charge, the current interest rate for the GMAB Fixed Account and the current required allocation of premium to the GMAB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

21
0.75% is the maximum annual charge of the Guaranteed Withdrawal Balance (GWB) when this endorsement is added to a Contract on and after January 17, 2006, which charge is payable quarterly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

The charge is expressed as an annual percentage and depends on:

●				When the endorsement is added to the Contract.
●				The endorsement's availability – on and after, or before January 17, 2006, or before October 4, 2004.
●				The basis for deduction – a percentage of the GWB or your allocations to Investment Divisions (average daily net asset value).
●				The frequency of deduction – quarterly or daily.

The below tables have the maximum and current charges.
For Contracts to which this endorsement was added on and after January 17, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter.  We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.
For Contracts to which this endorsement was added before January 17, 2006, the charge is a percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.
For Contracts to which this endorsement was added before October 4, 2004, the charge is a percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions, which increases upon the first step-up.

7% GMWB
	Endorsement's Availability	On and after January 17, 2006	Before January 17, 2006	Before October 4, 2004
	Maximum Annual Charge	0.75%	0.70%	0.70%
	Current Annual Charge	0.40%	0.40%	0.35% 0.55% upon step-up
	Charge Basis	GWB	Investment Divisions	Investment Divisions
	Charge Frequency	Quarterly	Daily	Daily

For more information about the charge for this endorsement, please see “7% Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 36.  For more information about how the endorsement works, including more details regarding the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 63.

22
The charge is quarterly, currently 0.1125% of the GWB, which is 0.45% of the GWB on an annual basis, subject to a maximum annual charge of 0.80% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a step-up – subject to the applicable maximum annual charge.
The charge is deducted at the end of each Contract Quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 67.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

23
The charge is quarterly, currently 0.1625% of the GWB, which is 0.65% of the GWB on an annual basis, subject to a maximum annual charge of 1.45% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.
The charge is deducted at the end of each Contract Quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 72.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.
For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.

24
The charge is quarterly, currently 0.2125% of the GWB, which is 0.85% of the GWB on an annual basis, subject to a maximum annual charge of 1.60% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.
The charge is deducted at the end of each Contract Quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 77.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.
For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.

25
The charge is quarterly, currently 0.05% of the GWB, which is 0.20% of the GWB on an annual basis, subject to a maximum annual charge of 0.50% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to the applicable maximum annual charge.
The charge is deducted at the end of each calendar quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 81.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

26
1.45% is the maximum annual charge of the 5% for Life GMWB With Annual Step-Up for a 65-69 year old, which charge is payable quarterly.  The charge for the 5% for Life GMWB With Annual Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.
You pay the applicable percentage of the GWB each calendar quarter.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

5% for Life GMWB With Annual Step-Up
		Annual Charge	Maximum	Current
		Ages45 – 49	0.85%÷4	0.40%÷4
		50 – 54	0.85%÷4	0.40%÷4
		55 – 59	1.20%÷4	0.65%÷4
		60 – 64	1.30%÷4	0.75%÷4
		65 – 69	1.45%÷4	0.90%÷4
		70 – 74	0.85%÷4	0.50%÷4
		75 – 80	0.60%÷4	0.35%÷4
		Charge Basis	GWB
		Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “5% for Life GMWB With Annual Step-Up Charge” beginning on page 38.  For more information about how the endorsement works, please see “5% for Life GMWB With Annual Step-Up” beginning on page 85.

27
1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups:  55-59, 60-64, and 65-69, which charge is payable quarterly.  The charge for the 5% for Life GMWB With Annual Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

5% for Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum	Current
Ages45 – 49	1.00%÷4	0.55%÷4
50 – 54	1.15%÷4	0.70%÷4
55 – 59	1.50%÷4	0.95%÷4
60 – 64	1.50%÷4	0.95%÷4
65 – 69	1.50%÷4	0.95%÷4
70 – 74	0.90%÷4	0.55%÷4
75 – 80	0.65%÷4	0.40%÷4
Charge Basis	GWB
Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “5% for Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 39.  For more information about how the endorsement works, please see “5% for Life GMWB With Bonus and Annual Step-Up” beginning on page 91.

28
1.45% is the maximum annual charge of the 5% for Life GMWB With Bonus and Five-Year Step-Up for the following age groups:  55-59 and 60-64, which charge is payable quarterly.  The charge for the 5% for Life GMWB With Bonus and Five-Year Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

5% for Life GMWB With Bonus and Five-Year Step-Up
Annual Charge	Maximum	Current
Ages45 – 49	0.85%÷4	0.40%÷4
50 – 54	1.00%÷4	0.55%÷4
55 – 59	1.45%÷4	0.85%÷4
60 – 64	1.45%÷4	0.85%÷4
65 – 69	1.20%÷4	0.65%÷4
70 – 74	0.75%÷4	0.35%÷4
75 – 80	0.55%÷4	0.30%÷4
Charge Basis	GWB
Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “5% for Life GMWB With Bonus and Five-Year Step-Up Charge” beginning on page 40.  For more information about how the endorsement works, please see “5% for Life GMWB With Bonus and Five-Year Step-Up” beginning on page 98.

29
1.60% is the maximum annual charge of the Joint 5% for Life GMWB With Annual Step-Up for a 65-69 year old, which charge is payable quarterly.  The charge for the Joint 5% for Life GMWB With Annual Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.
You pay the applicable percentage of the GWB each calendar quarter.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

Joint 5% for Life GMWB With Annual Step-Up
Annual Charge	Maximum	Current
Ages45 – 49	1.00%÷4	0.55%÷4
50 – 54	1.00%÷4	0.55%÷4
55 – 59	1.35%÷4	0.80%÷4
60 – 64	1.45%÷4	0.90%÷4
65 – 69	1.60%÷4	1.05%÷4
70 – 74	1.00%÷4	0.65%÷4
75 – 80	0.75%÷4	0.50%÷4
Charge Basis	GWB
Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “Joint 5% for Life GMWB With Annual Step-Up Charge” beginning on page 40.  For more information about how the endorsement works, please see “Joint 5% for Life GMWB With Annual Step-Up” beginning on page 105.

30
1.70% is the maximum annual charge of the Joint 5% for Life GMWB With Bonus and Five-Year Step-Up for the following age groups:  55-59 and 60-64, which charge is payable quarterly.  The charge for the Joint 5% for Life GMWB With Bonus and Five-Year Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.
You pay the applicable percentage of the GWB each calendar quarter.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

Joint 5% for Life GMWB With Bonus and Five-Year Step-Up
Annual Charge	Maximum	Current
Ages45 – 49	1.10%÷4	0.65%÷4
50 – 54	1.25%÷4	0.80%÷4
55 – 59	1.70%÷4	1.10%÷4
60 – 64	1.70%÷4	1.10%÷4
65 – 69	1.45%÷4	0.90%÷4
70 – 74	1.00%÷4	0.60%÷4
75 – 80	0.80%÷4	0.55%÷4
Charge Basis	GWB
Charge Frequency	Quarterly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “Joint 5% for Life GMWB With Bonus and Five-Year Step-Up Charge” beginning on page 41.  For more information about how the endorsement works, please see “Joint 5% for Life GMWB With Bonus and Five-Year Step-Up” beginning on page 112.

31
The charge is quarterly, currently 0.2375% (0.95% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up Charge” beginning on page 42.  For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Annual Step-Up” beginning on page 118.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

32
The charge is quarterly, currently 0.2875% (1.15% annually) of the GWB, subject to a maximum annual charge of 1.70% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information about the charge for this endorsement, please see “Joint For Life GMWB With Annual Step-Up Charge” beginning on page 42.  For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Annual Step-Up” beginning on page 125.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

33
The charge is quarterly, currently 0.2375% (0.95% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 43.  For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Bonus and Annual Step-Up “ beginning on page 133.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

34
The charge is quarterly, currently 0.3125% (1.25% annually) of the GWB, subject to a maximum annual charge of 1.85% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 43.  For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Bonus and Annual Step-Up “ beginning on page 143.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

35
The charge is quarterly, currently 0.2375% (0.95% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 44.  For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 154.

36
The charge is quarterly, currently 0.3125% (1.25% annually) of the GWB, subject to a maximum annual charge of 1.85% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 45.  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 162.

37
The charge is quarterly, currently 0.2125% (0.85% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table.  (If this endorsement was added to the Contract before September 28, 2009, the quarterly charge is currently 0.1625% (0.65% annually) of the GWB, subject to a maximum annual charge of 1.20%.)  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 45.  For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 171.  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

38
The charge is quarterly, currently 0.2625% (1.05% annually) of the GWB, subject to a maximum annual charge of 1.85% as used in the Table.  (If this endorsement was added to the Contract before September 28, 2009, the quarterly charge is currently 0.20% (0.80% annually) of the GWB, subject to a maximum annual charge of 1.50%.)  We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 46. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 183.  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

39
1.30% is the maximum annual charge of the Guaranteed Withdrawal Balance (GWB) for a 60-64 year old Owner of a Contract to which this endorsement is added on and after January 17, 2006 through April 30, 2006, which charge is payable quarterly.  The charge for the 5% for Life GMWB varies by age group.  The below tables have the maximum and current charges for all age groups.

	Charges are expressed as an annual percentage and depend on:
	●	The Owner's age when the endorsement is added to the Contract.
	●	The endorsement's availability – effective May 1, 2006, this endorsement is no longer available to add to a Contract.
	●	The basis for deduction – a percentage of the GWB, or your allocations to Investment Divisions (average daily net asset value).
	●	The frequency of deduction – quarterly or daily.

For Contracts to which this endorsement was added before May 1, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.
For Contracts to which this endorsement was added before January 17, 2006, the charge is the applicable percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

		5% For Life GMWB
		Endorsement's Availability	Before May 1, 2006		Before January 17, 2006*
		Annual Charge	Maximum	Current	Maximum	Current
		Ages60 – 64	1.30%÷4	0.90%÷4	1.30%	0.90%
		65 – 69	0.85%÷4	0.60%÷4	0.85%	0.60%
		70 – 74	0.60%÷4	0.50%÷4	0.60%	0.50%
		75 – 80	0.50%÷4	0.40%÷4	0.50%	0.40%
		Charge Basis	GWB		Investment Divisions
		Charge Frequency	Quarterly		Daily

* The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.
With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)
We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the current charge with a step-up, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “5% For Life Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 47.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 195.

40
0.85% is the maximum annual charge of the Guaranteed Withdrawal Balance (GWB) for a 50-54 year old Owner of a Contract to which this endorsement is added on and after January 17, 2006 through April 30, 2006, which charge is payable quarterly.  The charge for the 4% for Life GMWB varies by age group.  The below tables have the maximum and current charges for all age groups.
Charges are expressed as an annual percentage and depend on:

	●	The Owner's age when the endorsement is added to the Contract.
	●	The endorsement's availability – effective May 1, 2006, this endorsement is no longer available to add to a Contract.
	●	The basis for deduction – a percentage of the GWB or your allocations to Investment Divisions (average daily net asset value).
	●	The frequency of deduction – quarterly, or daily.

For Contracts to which this endorsement was added before May 1, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.
For Contracts to which this endorsement was added before January 17, 2006, the charge is the applicable percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

		4% For Life GMWB
		Endorsement's Availability	Before May 1, 2006		Before January 17, 2006*
		Annual Charge	Maximum	Current	Maximum	Current
		Ages50 – 54	0.85%÷4	0.65%÷4	0.85%	0.65%
		55 – 59	0.65%÷4	0.50%÷4	0.65%	0.50%
		60 – 64	0.50%÷4	0.35%÷4	0.50%	0.35%
		65 – 69	0.35%÷4	0.25%÷4	0.35%	0.25%
		70 – 74	0.30%÷4	0.20%÷4	0.30%	0.20%
		75 – 80	0.20%÷4	0.15%÷4	0.20%	0.15%
		Charge Basis	GWB		Investment Divisions
		Charge Frequency	Quarterly		Daily

* The bonus is only available for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.
With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)
We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the current charge with a step-up, again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “4% For Life Guaranteed Minimum Withdrawal Benefit Charge” beginning on page 48.  For more information about how the endorsement works, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 202.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum: 0.57%

Maximum: 2.41%

More detail concerning each Fund's fees and expenses is below.  But please refer to the Funds' prospectuses for even more information, including investment objectives, performance and information about Jackson National Asset Management, LLC®, the Funds' Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/American Funds® Blue Chip Income and Growth	1.28%D	0.25%	0.02%D	0.00%	1.55%D	0.45%E	1.10%D,E
JNL/American Funds Global Bond	1.41%D	0.25%	0.04%D	0.00%	1.70%D	0.55%E	1.15%D,E
JNL/American Funds Global Small Capitalization	1.62%D	0.25%	0.05%D	0.00%	1.92%D	0.60%E	1.32%D,E
JNL/American Funds Growth-Income	1.13%D	0.25%	0.02%D	0.00%	1.40%D	0.40%E	1.00%D,E
JNL/American Funds International	1.50%D	0.25%	0.05%D	0.00%	1.80%D	0.55%E	1.25%D,E
JNL/American Funds New World	1.97%D	0.25%	0.06%D	0.00%	2.28%D	0.80%E	1.48%D,E
JNL/Select Money Market	0.36%F	0.20%	0.01%	0.00%	0.57%F	0.09%	0.48%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses
JNL Institutional Alt 20	0.20%	0.00%	0.00%	0.81% H	1.01%
JNL Institutional Alt 35	0.20%	0.00%	0.00%	0.95% H	1.15%
JNL Institutional Alt 50	0.20%	0.00%	0.00%	1.10% H	1.30%
JNL Institutional Alt 65	0.20%	0.00%	0.00%	1.23% H	1.43%
JNL/AIM Global Real Estate	0.86%	0.20%	0.01%	0.01%	1.08%
JNL/AIM International Growth	0.82%	0.20%	0.02%	0.02%	1.06%
JNL/AIM Large Cap Growth	0.77%	0.20%	0.00%	0.01%	0.98%
JNL/AIM Small Cap Growth	0.95%	0.20%	0.01%	0.01%	1.17%
JNL/Capital Guardian Global Balanced	0.80%	0.20%	0.01%	0.01%	1.02%
JNL/Capital Guardian Global Diversified Research	0.88%	0.20%	0.01%	0.01%	1.10%
JNL/Capital Guardian U.S. Growth Equity	0.77%	0.20%	0.01%	0.01%	0.99%
JNL/Credit Suisse Commodity Securities Fund	0.82%	0.20%	0.01%	0.02%	1.05%
JNL/Credit Suisse Long/Short	0.95%	0.20%	0.39% G	0.01%	1.55%
JNL/Eagle Core Equity	0.75%	0.20%	0.01%	0.03%	0.99%
JNL/Eagle SmallCap Equity	0.82%	0.20%	0.01%	0.00%	1.03%
JNL/Franklin Templeton Founding Strategy	0.05%	0.00%	0.01%	1.07% H	1.13%
JNL/Franklin Templeton Global Growth	0.89%	0.20%	0.01%	0.01%	1.11%
JNL/Franklin Templeton Income	0.79%	0.20%	0.01%	0.02%	1.02%
JNL/Franklin Templeton International Small Cap Growth	1.10%	0.20%	0.01%	0.04%	1.35%
JNL/Franklin Templeton Mutual Shares	0.85%	0.20%	0.06% G	0.02%	1.13%
JNL/Franklin Templeton Small Cap Value	0.95%	0.20%	0.01%	0.02%	1.18%
JNL/Goldman Sachs Core Plus Bond	0.69%	0.20%	0.01%	0.02%	0.92%
JNL/Goldman Sachs Emerging Markets Debt	0.90%	0.20%	0.01%	0.05%	1.16%
JNL/Goldman Sachs Mid Cap Value	0.83%	0.20%	0.00%	0.01%	1.04%
JNL/Ivy Asset Strategy Fund	1.05%	0.20%	0.00%	0.04%	1.29%
JNL/JPMorgan International Value	0.82%	0.20%	0.01%	0.01%	1.04%
JNL/JPMorgan MidCap Growth	0.80%	0.20%	0.01%	0.01%	1.02%
JNL/JPMorgan U.S. Government & Quality Bond	0.52%	0.20%	0.01%	0.01%	0.74%
JNL/Lazard Emerging Markets	1.05%	0.20%	0.02%	0.02%	1.29%
JNL/Lazard Mid Cap Equity	0.82%	0.20%	0.01%	0.01%	1.04%
JNL/M&G Global Basics	1.00%	0.20%	0.01%	0.01%	1.22%
JNL/M&G Global Leaders	1.00%	0.20%	0.01%	0.01%	1.22%
JNL/Mellon Capital Management European 30	0.57%	0.20%	0.01%	0.01%	0.79%
JNL/Mellon Capital Management Pacific Rim 30	0.57%	0.20%	0.01%	0.01%	0.79%
JNL/Mellon Capital Management S&P 500 Index	0.38%	0.20%	0.02%	0.01%	0.61%
JNL/Mellon Capital Management S&P 400 MidCap Index	0.39%	0.20%	0.02%	0.00%	0.61%
JNL/Mellon Capital Management Small Cap Index	0.39%	0.20%	0.03%	0.00%	0.62%
JNL/Mellon Capital Management International Index	0.44%	0.20%	0.05%	0.00%	0.69%
JNL/Mellon Capital Management Bond Index	0.39%	0.20%	0.01%	0.01%	0.61%
JNL/Mellon Capital Management Global Alpha	1.15%	0.20%	0.00%	0.02%	1.37%
JNL/Mellon Capital Management Index 5	0.05%	0.00%	0.01%	0.62%H	0.68%
JNL/Mellon Capital Management 10 x 10	0.05%	0.00%	0.01%	0.63%H	0.69%
JNL/Oppenheimer Global Growth	0.85%	0.20%	0.01%	0.01%	1.07%
JNL/PAM Asia ex-Japan	1.05%	0.20%	0.02%	0.01%	1.28%
JNL/PAM China-India	1.10%	0.20%	0.03%	0.01%	1.34%
JNL/PIMCO Real Return	0.60%	0.20%	0.01%	0.00%	0.81%
JNL/PIMCO Total Return Bond	0.60%	0.20%	0.01%	0.00%	0.81%
JNL/PPM America High Yield Bond	0.57%	0.20%	0.01%	0.04%	0.82%
JNL/PPM America Mid Cap Value	0.85%	0.20%	0.01%	0.01%	1.07%
JNL/PPM America Small Cap Value	0.85%	0.20%	0.01%	0.00%	1.06%
JNL/PPM America Value Equity	0.65%	0.20%	0.01%	0.00%	0.86%
JNL/Red Rocks Listed Private Equity	1.00%	0.20%	0.00%	1.21%	2.41%
JNL/Select Balanced	0.57%	0.20%	0.01%	0.01%	0.79%
JNL/Select Value	0.62%	0.20%	0.00%	0.01%	0.83%
JNL/T. Rowe Price Established Growth	0.70%	0.20%	0.01%	0.00%	0.91%
JNL/T. Rowe Price Mid-Cap Growth	0.81%	0.20%	0.01%	0.00%	1.02%
JNL/T. Rowe Price Short-Term Bond	0.53%	0.20%	0.01%	0.05%	0.79%
JNL/T. Rowe Price Value	0.76%	0.20%	0.00%	0.01%	0.97%
JNL/S&P Managed Conservative	0.18%	0.00%	0.00%	0.83%H	1.01%
JNL/S&P Managed Moderate	0.16%	0.00%	0.01%	0.87%H	1.04%
JNL/S&P Managed Moderate Growth	0.15%	0.00%	0.01%	0.90%H	1.06%
JNL/S&P Managed Growth	0.15%	0.00%	0.01%	0.93%H	1.09%
JNL/S&P Managed Aggressive Growth	0.18%	0.00%	0.01%	0.95%H	1.14%
JNL/S&P Competitive Advantage	0.50%	0.20%	0.02%	0.00%	0.72%
JNL/S&P Dividend Income & Growth	0.50%	0.20%	0.02%	0.00%	0.72%
JNL/S&P Intrinsic Value	0.50%	0.20%	0.02%	0.00%	0.72%
JNL/S&P Total Yield	0.50%	0.20%	0.02%	0.00%	0.72%
JNL/S&P 4	0.05%	0.00%	0.01%	0.72%H	0.78%
JNL/Mellon Capital Management DowSM 10	0.44%	0.20%	0.04%	0.00%	0.68%
JNL/Mellon Capital Management S&P® 10	0.44%	0.20%	0.03%	0.00%	0.67%
JNL/Mellon Capital Management Global 15	0.49%	0.20%	0.02%	0.00%	0.71%
JNL/Mellon Capital Management Nasdaq® 25	0.48%	0.20%	0.04%	0.00%	0.72%
JNL/Mellon Capital Management Value Line® 30	0.44%	0.20%	0.16%	0.00%	0.80%
JNL/Mellon Capital Management DowSM Dividend	0.45%	0.20%	0.03%	0.00%	0.68%
JNL/Mellon Capital Management S&P® 24	0.48%	0.20%	0.02%	0.01%	0.71%
JNL/Mellon Capital Management 25	0.44%	0.20%	0.01%	0.00%	0.65%
JNL/Mellon Capital Management Select Small-Cap	0.45%	0.20%	0.00%	0.00%	0.65%
JNL/Mellon Capital Management JNL 5	0.42%	0.20%	0.02%	0.00%	0.64%
JNL/Mellon Capital Management VIP	0.45%	0.20%	0.04%	0.00%	0.69%
JNL/Mellon Capital Management JNL Optimized 5	0.44%	0.20%	0.06%	0.00%	0.70%
JNL/Mellon Capital Management S&P® SMid 60	0.47%	0.20%	0.02%	0.01%	0.70%
JNL/Mellon Capital Management NYSE® International 25	0.53%	0.20%	0.05%	0.00%	0.78%
JNL/Mellon Capital Management Communications Sector	0.49%	0.20%	0.03%	0.00%	0.72%
JNL/Mellon Capital Management Consumer Brands Sector	0.49%	0.20%	0.03%	0.00%	0.72%
JNL/Mellon Capital Management Financial Sector	0.47%	0.20%	0.03%	0.00%	0.70%
JNL/Mellon Capital Management Healthcare Sector	0.47%	0.20%	0.03%	0.00%	0.70%
JNL/Mellon Capital Management Oil & Gas Sector	0.44%	0.20%	0.03%	0.00%	0.67%
JNL/Mellon Capital Management Technology Sector	0.46%	0.20%	0.03%	0.00%	0.69%

A
Certain Funds pay Jackson National Asset Management, LLC, the Investment Adviser and Administrator, an administrative fee for certain services provided to each Fund.

The JNL/American Funds® Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/AIM Global Real Estate Fund, JNL/AIM International Growth Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Credit Suisse Commodity Securities Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia Ex-Japan Fund, JNL/Red Rocks Listed Private Equity Fund, and all of the JNL/Mellon Capital Management Funds, except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management NYSE® International 25 Fund, JNL/Mellon Capital Management European 30 Fund, and JNL/Mellon Capital Management Pacific Rim 30 Fund, pay an administrative fee of 0.15%.

The JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management NYSE® International 25 Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, and JNL/PAM China-India Fund pay an administrative fee of 0.20%.

The JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Institutional Alt 65 Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, and all of the JNL/S&P Funds, except the JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund, pay an administrative fee of 0.05%.

All other Funds pay an administrative fee of 0.10%.

The Management and Admin Fee and the Total Annual Fund Operating Expenses columns in this table reflect the inclusion of the applicable administrative fee.

B
Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, certain professional fees, fees and expenses of the disinterested Trustees/Managers, independent legal counsel to the disinterested Trustees/Managers fees, and other operating expenses not otherwise covered by the administrative fee.

C
Acquired fund fees and expenses represent each Fund’s pro rata share of fees and expenses of investing in securities deemed “investment companies,” including money market funds used for purposes of investing available cash balances.

D
Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:
JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.43%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.44%.
JNL/American Funds Global Bond Fund: Management Fee: 0.56%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.59%.
JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.72%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.76%.
JNL/American Funds Growth-Income Fund: Management Fee: 0.28%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.29%.
JNL/American Funds International Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.
JNL/American Funds New World Fund: Management Fee: 0.77%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.82%.

E
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder fund structure, but in any event, the fee waiver will continue for at least one year from the date of the current Prospectus (May 1, 2010), unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and Admin Fee and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

F
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through December 31, 2010 to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.

G
Amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the security sold short.  In addition, the Fund incurs fees in connection with the borrowing of securities related to short sale transactions.  For the period ended December 31, 2009, the total cost of short sales transactions to the JNL/Credit Suisse Long/Short Fund and JNL/Franklin Templeton Mutual Shares Fund was 0.37% and 0.05%, respectively.

H
Amounts are based on the allocations to underlying funds during the period ended December 31, 2009.  Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than the amounts presented.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the Fixed Account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  Neither transfer fees nor premium tax charges are reflected in the examples.  The example also assumes that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the optional Earnings Protection Benefit, the 5% Contract Enhancement, the most expensive Optional Death Benefit Endorsement, the Five-year Withdrawal Schedule and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,872	$2,766	$3,431	$5,705

If you annuitize at the end of the applicable time period:

1 year *	3 years	5 years	10 years
$1,872	$2,766	$3,431	$5,705

* Withdrawal charges apply to income payments occurring within one year of the Contract's Issue Date.

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$622	$1,841	$3,031	$5,705

The example does not represent past or future expenses.  Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitute the condensed financial information, which can be found in the Statement of Additional Information.  The value of an Accumulation Unit is determined on the basis of changes in the per share value of an underlying fund and Separate Account charges for the base Contract and the various combinations of optional endorsements.  The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information.  The financial statements of the Separate Account include information about all the contracts offered through the Separate Account.  The financial statements of Jackson that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.  For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

Your Contract is a contract between you, the Owner, and us.  Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit.  Purchases under tax-qualified plans should be made for other than tax deferral reasons.  Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract.  We will not issue a Contract to someone older than age 90.  Optional benefits may have different requirements, as noted.

Your Contract Value may be allocated to

●	our Fixed Account, as may be made available by us, or as may be otherwise limited by us,
●	our GMWB Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected), as may be made available by us, or as may be otherwise limited by us, or to
●	Investment Divisions of the Separate Account that invest in underlying Funds.

Your Contract, like all deferred annuity contracts, has two phases:

●	the accumulation phase, when you make premium payments to us, and
●	the income phase, when we make income payments to you.

As the Owner, you can exercise all the rights under your Contract.  You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form).  We reserve the right to refuse an assignment, and an assignment may be a taxable event.  Your ability to change ownership is limited on Contracts with one of the For Life GMWBs.  Please contact our Annuity Service Center for help and more information.

The Contract is a flexible premium fixed and variable deferred annuity and may be issued as either an individual or a group contract.  If the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year.  Similarly, if the Guaranteed Minimum Accumulation Benefit is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect.  As a result, if you desire additional annuity coverage you will have to purchase a new and separate Contract.  Purchasing an additional Contract could result in the duplication of certain fees and charges.  Contracts issued in your state may provide different features and benefits than those described in this prospectus.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  In those states where Contracts are issued as group contracts, references throughout the prospectus to “Contract(s)” shall also mean “certificate(s).”

JACKSON

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  We are ultimately a wholly owned subsidiary of Prudential plc (London, England).

We issue and administer the Contracts and the Separate Account.  We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Annuity Service Center for more information.

THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to the Fixed Account and/or the GMWB Fixed Account will be placed with other assets in our General Account.  Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company's creditors.  Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum death benefits and guaranteed minimum withdrawal benefits.  The Fixed Account and the GMWB Fixed Account are not registered with the SEC, and the SEC does not review the information we provide to you about them.  Disclosures regarding the Fixed Account and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.  Both the availability of, and transfers into and out of, the Fixed Account (which consists of Fixed Account Options and the GMAB Fixed Account) and the GMWB Fixed Account may be subject to contractual and administrative requirements.  For more information, please see the application, check with the registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

THE FIXED ACCOUNT

Fixed Account Options.  Each Fixed Account Option offers a base interest rate that we established and will credit to your Contract Value in the Fixed Account for a specified period (currently, one, three, five or seven years), subject to availability (and we reserve the right, in our sole discretion, to limit or suspend availability of the Fixed Account Options), so long as the Contract Value in the Fixed Account Options is not withdrawn, transferred or annuitized until the end of the specified period.  The base interest rate is subject to your Contract's Fixed Account minimum interest rate, which will be 2% a year, credited daily, during the first ten Contract Years and 3% a year, credited daily, afterwards.  Depending on the Issue Date of your Contract, however, the Fixed Account minimum interest rate may be 3% a year, credited daily, in all Contract Years.  Subject to these minimum requirements, we may declare different base interest rates at different times.

An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from a Fixed Account Option prior to the end of the specified period.  The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Fixed Account Option period.  The Excess Interest Adjustment is based on the relationship of the current new business interest rate to the guaranteed base interest rate being credited to the Fixed Account Option.  The current new business interest rate used for this comparison is the base interest rate available on a new Fixed Account Option of the same duration, increased by 0.50%.  Generally, the Excess Interest Adjustment will increase the Fixed Account Option Value when current new business rates are lower than the rate being credited and will decrease the Fixed Account Option Value when current new business rates are higher than the rate being credited.

There will be no Excess Interest Adjustment when the current new business interest rate (after adjustment for the 0.50% bias) is greater than the guaranteed base interest rate by less than 0.50%.  This restriction avoids decreases in the Fixed Account Option Value in situations where the general level of interest rates has declined but the bias results in a current new business interest rate that is higher than the guaranteed base interest rate.

Also, there is no Excess Interest Adjustment on: the one-year Fixed Account Option; death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; and free withdrawals.  In no event will a total withdrawal from the Fixed Account Options be less than the Fixed Account minimum value.

Whenever a specified period ends, you will have 30 days to transfer or withdraw the Contract Value in the Fixed Account Option, and there will not be an Excess Interest Adjustment.  If you do nothing, then after 30 days, the Contract Value that remains in that Fixed Account Option will be subject to another specified period of the same duration, subject to availability, and provided that that specified period will not extend beyond the Income Date.  Otherwise, the next closest specified period, or the one-year Fixed Account Option (if there is one year or less until the Income Date), will apply.

You may allocate premiums to the one-year Fixed Account Option, but we may require that the amount in the one-year Fixed Account Option (including any Contract Enhancement) be automatically transferred on a monthly basis in equal installments to your choice of Investment Division within 12 months of the date we received the premium, so that at the end of the period, all amounts in the one-year Fixed Account Option will have been transferred.  The amount will be determined based on the amount allocated to the one-year Fixed Account Option and the base interest rate.  Charges, withdrawals and additional transfers taken from the one-year Fixed Account Option will shorten the length of time it takes to deplete the account balance.  These automatic transfers will not count against the 15 free transfers in a Contract Year.

Interest will continue to be credited daily on the account balance remaining in the one-year Fixed Account Option as funds are automatically transferred into your choice of Investment Divisions.  However, the effective yield over the 12-month automatic transfer period will be less than the base interest rate, as it will be applied to a declining balance in the one-year Fixed Account Option.

The DCA+ Fixed Account Option, if available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Account Options.  From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option.  DCA+ Fixed Account Option is only available for new premiums.

The Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account.  The GMAB Fixed Account is available only in conjunction with the purchase of the GMAB.  If you elect to purchase the GMAB, a certain percentage of Contract Value is required to be allocated to the GMAB Fixed Account for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period.  The Contract Value in the GMAB Fixed Account is credited with a specific interest rate that is guaranteed and will remain in effect for the entire Guarantee Period.  The interest rate is credited daily to the Contract Value in the GMAB Fixed Account so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Period.  The interest rate may vary by state but will never be less than 3%.  An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from the GMAB Fixed Account prior to the end of the Guarantee Period.  For more detailed information regarding the GMAB, including the GMAB Fixed Account, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 55.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.  The GMWB Fixed Account is available only in conjunction with the purchase of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.  If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may not choose to transfer amounts to and from the GMWB Fixed Account.  These automatic transfers will not count against the 15 free transfers in a Contract Year.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding LifeGuard Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 171.  For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 183.

THE SEPARATE ACCOUNT

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law.  The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations.  However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct.  All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

The Separate Account is divided into Investment Divisions.  We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 18 Investment Divisions, the Fixed Account and the GMWB Fixed Account at any one time.  Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective.  The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account Options, the GMAB Fixed Account and the GMWB Fixed Account.  However, this is not guaranteed.  It is possible for you to lose your Contract Value allocated to any of the Investment Divisions.  If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select.  The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds.  Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds.  You should read the prospectus for the JNL Series Trust for more information.

JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL Institutional Alt 65
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital Management 10 x 10
JNL/Mellon Capital Management Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth

The names of the Funds that are available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust
JNL/American Funds® Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income and capital appreciation through exclusive investment in the Class 1 shares of the Blue Chip Income and Growth Fund (“Master Blue Chip Income and Growth Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the United States with market capitalizations of $4 billion and above. The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks a high level of total return through exclusive investment in the Class 1 shares of the Global Bond Fund (“Master Global Bond Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world. The Master Fund seeks to provide, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in investment-grade bonds issued by companies based around the world and denominated in various currencies, including U.S. dollars. The Master Fund may also invest in lower quality, higher yielding debt securities.  Such securities are sometimes referred to as “junk bonds.” The total return of the Master Fund will be the result of interest income, changes in the market value of the Master Fund’s investments and changes in the value of other currencies relative to the U.S. dollar.

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the Global Small Capitalization Fund (“Master Global Small Capitalization Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Global Small Capitalization Fund invests at least 80% of its net assets in stocks of smaller companies located around the world. The Master Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Global Capitalization Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation and income through exclusive investment in the Class 1 shares of the Growth-Income Fund (“Master Growth-Income Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Growth-Income Fund seeks to make the investment grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Normally, the Master Growth-Income Fund invests up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation through exclusive investment in the Class 1 shares of the International Fund (“Master International Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master International Fund seeks to make the investment grow over time by investing primarily in common stocks of companies located outside the United States. The Master Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation through exclusive investment in the Class 1 shares of the New World Fund (“Master New World Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking capital appreciation.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust and the JNL Variable Fund LLC.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes (approximately 80%) and non-traditional asset classes (approximately 20%).

JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust and the JNL Variable Fund LLC.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes (approximately 65%) and non-traditional asset classes (approximately 35%).

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust and the JNL Variable Fund LLC.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes (approximately 50%) and non-traditional asset classes (approximately 50%).

JNL Institutional Alt 65 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest each are a separate series of the JNL Series Trust and the JNL Variable Fund LLC.  Under normal circumstances, the Fund has a target percentage allocation among the specified Underlying Funds that are categorized as primarily investing in traditional asset classes (approximately 35%) and non-traditional asset classes (approximately 65%).

JNL/AIM Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.) and sub-sub-adviser: Invesco Asset Management Ltd.)

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.

JNL/AIM International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing in a diversified portfolio of reasonably priced, quality international equity securities of companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed markets of Western Europe and the Pacific Basin.

JNL/AIM Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.

JNL/AIM Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% of the Fund’s assets to equities and 25% to 45% of the Fund’s assets to fixed-income.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

JNL/Capital Guardian U.S. Growth Equity Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts and other U.S. registered foreign securities that are tied economically to the U.S.).  The Fund normally will invest in common stocks and convertible securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

JNL/Credit Suisse Commodity Securities Fund
Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund will invest in companies active in the extraction, production, processing and trading of the following products, including, but not limited to: chemicals; building materials; metal and other raw materials; timber and paper products; agriculture products; containers and packaging, as well as, companies in the energy resources sector.

Under normal market conditions, the Fund will be comprised of two portfolios and will invest approximately 50% in each portfolio.  One portfolio will focus on companies active in the extraction, production, and processing of commodities and raw materials; the “Natural Resources Portfolio.”  The other portfolio will focus on investments in commodity instruments; the “Commodities Portfolio.”

JNL/Credit Suisse Long/Short Fund
Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC)

Seeks total return by employing a proprietary, quantitative multi-factor model to select an equity portfolio with long-run average total returns greater than the benchmark Standard & Poor’s (“S&P”) 500 Index and with investment risk similar to the S&P 500 Index.  This quantitative equity management strategy that allows the portfolio to simultaneously invest in stocks and to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks.

JNL/Eagle Core Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term growth through capital appreciation and, secondarily, current income by investing under normal circumstances at least 80% of its net assets in equity securities consisting primarily of common stocks of large U.S. companies.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by making allocations (approximately 33 1/3%) of its assets and cash flows among three Underlying Funds: 1) JNL/Franklin Templeton Income Fund; 2) JNL/Franklin Templeton Global Growth Fund; and 3) JNL/Franklin Templeton Mutual Shares Fund. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing primarily in the equity securities of companies located anywhere in the world, including emerging markets (under normal market conditions).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities (under normal market conditions).

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion (under normal market conditions). The Fund may invest in emerging market countries.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term, and secondarily, income by investing mainly in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of companies in any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  The Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalization greater than $5 billion with a portion in smaller companies.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, normally, at least 80% of its assets in investments of small-capitalization companies.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

JNL/Goldman Sachs Emerging Markets Debt Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of total return consisting of income and capital appreciation, by investing, under normal circumstances, at least 80% of its assets in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries, sovereign and corporate debt of issuers located in emerging countries denominated in U.S. dollars, and/or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap® Value Index at the time of the investment.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks high total return over the long term by allocating its assets among primarily stocks, bonds, commodities, and short-term instruments of issuers located around the world.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.

JNL/Lazard Emerging Markets Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/M&G Global Basics Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term capital growth by investing in companies operating in basic industries (“primary” and “secondary” industries), and also in companies that service these industries.  The Fund focuses on the “building blocks of the global economy.”  The Fund invests in companies that produce raw materials or turn them into products for consumers.  Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy).  The Fund may also invest in other global equities.

JNL/M&G Global Leaders Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term total return (the combination of income and growth of capital) by investing in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders) either directly or as a result of a rise in its stock or bond price or dividends, or stock splits, or indirectly by its participation in activities or markets providing for future enhanced profitability.  The Fund aims to achieve consistent returns in the global equity funds sector.

JNL/Mellon Capital Management 10 x 10 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation and income by investing in Class A shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital Management JNL 5 Fund;
➢	10% in the JNL/Mellon Capital Management S&P 500 Index Fund;
➢	10% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
➢	10% in the JNL/Mellon Capital Management Small Cap Index Fund;
➢	10% in the JNL/Mellon Capital Management International Index Fund; and
➢	10% in the JNL/Mellon Capital Management Bond Index Fund.

JNL/Mellon Capital Management Index 5 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by investing in Class A shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital Management S&P 500 Index Fund;
➢	20% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
➢	20% in the JNL/Mellon Capital Management Small Cap Index Fund;
➢	20% in the JNL/Mellon Capital Management International Index Fund; and
➢	20% in the JNL/Mellon Capital Management Bond Index Fund.

JNL/Mellon Capital Management European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Management Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital Management S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.  The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P Midcap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 index and sampling from the remaining securities.

JNL/Mellon Capital Management International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australasia Far East Index (“EAFE”).  The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index.

JNL/Mellon Capital Management Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Mellon Capital Management Global Alpha Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Company)

Seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

JNL/PAM Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return and further seeks to achieve long-term capital growth by investing under normal circumstances at least 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.

JNL/PAM China-India Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments. The Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments such as options, futures contracts or swap agreements, including credit default swaps, and the Fund may also invest in securities of foreign issuers.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies, constituting the Russell Midcap Index at the time of the initial purchase.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index under normal market conditions at the time of initial purchase.  The range will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of domestic companies with market capitalizations within the range of companies constituting the S&P 500 Index.   At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies  (“Listed Private Equity Companies”), and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/Select Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents.

JNL/Select Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments.

JNL/Select Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations (generally $3 billion).

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.  Income is a secondary objective.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), profitable, and predominantly higher-quality.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three stocks with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor's Investment Advisory Services LLC (“SPIAS”) seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on each Stock Selection Date:

➢	25% in JNL/S&P Competitive Advantage Fund;
➢	25% in JNL/S&P dividend Income & Growth Fund;
➢	25% in JNL/S&P Intrinsic Value Fund; and
➢	25% in JNL/S&P total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.  The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL Variable Fund LLC

JNL/Mellon Capital Management DowSM 10 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average which have the highest indicated annual dividend yields.

JNL/Mellon Capital Management S&P® 10 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index.

JNL/Mellon Capital Management Global 15 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing in the common stocks of certain companies which are components of the Dow Jones Industrial Average, the Financial Times Ordinary Index  and the Hang Seng Index.

JNL/Mellon Capital Management Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies are selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Management Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in 30 of the 100 common stocks that Value Line® gives a #1 ranking for TimelinessTM.  The 30 stocks are selected each year by the sub-adviser based on certain positive financial attributes.

JNL/Mellon Capital Management DowSM Dividend Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book on each Stock Selection Date.

JNL/Mellon Capital Management S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on each Stock Selection Date.

JNL/Mellon Capital Management S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor's MidCap 400 Index and 30 companies in the Standard & Poor's SmallCap 600 Index.  The 60 companies are selected on each Stock Selection Date.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Fund focuses on small and mid-capitalization companies because the sub-adviser believes they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital Management NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies.  The 25 companies are selected on each Stock Selection Date by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 stocks with the highest overall ranking on the two factors.

JNL/Mellon Capital Management 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The stocks are selected by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.

JNL/Mellon Capital Management Select Small-Cap Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on each Stock Selection Date.

JNL/Mellon Capital Management JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Management JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 20 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Management VIP Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢	The DowSM Dividend Strategy;
➢	The European 20 Strategy;
➢	The Nasdaq® 25 Strategy;
➢	The S&P 24 Strategy;
➢	The Select Small-Cap Strategy; and
➢	The Value Line® 30 Strategy.

JNL/Mellon Capital Management Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Management Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Management Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Management Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Management Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Management Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund's investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers.  The Funds described are available only through variable annuity Contracts issued by Jackson.  They are NOT offered or made available to the general public directly.
A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base.  A Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the Variable Insurance Funds, JNL Series Trust and JNL Variable Fund LLC carefully before investing.  Additional Funds and Investment Divisions may be available in the future.  The prospectuses for the JNL Series Trust and the JNL Variable Fund LLC are attached to this prospectus.  However, these prospectuses may also be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

Voting Privileges.  To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund.  We will vote all the shares we own in proportion to those instructions from Owners.  An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account.  We will not do this without any required approval of the SEC.  We will give you notice of any substitution.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract.  Charges are deducted proportionally from your Contract Value.  Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you elected to add that optional endorsement to your Contract.  These charges may be a lesser amount where required by state law or as described below, but will not be increased.  We expect to profit from certain charges assessed under the Contract.  These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charges.  Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for the Mortality and Expense Risk Charge.  On an annual basis, this charge equals 1.10% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the Fixed Account or the GMWB Fixed Account.

This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract.  Our mortality risks under the Contracts arise from our obligations:

●	to make income payments for the life of the Annuitant during the income phase;
●	to waive the withdrawal charge in the event of the Owner's death; and
●	to provide a basic death benefit prior to the Income Date.

Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge.  Included among these expense risks are those that we assume in connection with waivers of withdrawal charges under the Terminal Illness Benefit, the Specified Conditions Benefit and the Extended Care Benefit.

If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

Annual Contract Maintenance Charge.  During the accumulation phase, we deduct a $35 annual contract maintenance charge on the Contract Anniversary of the Issue Date.  We will also deduct the annual contract maintenance charge if you make a total withdrawal.  This charge is for administrative expenses.  The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and generally is taken from the Investment Divisions, the Fixed Account and the GMWB Fixed Account based on the proportion their respective value bears to the Contract Value.  We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.

Administration Charge.  Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges.  On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the Fixed Account or the GMWB Fixed Account.  This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.  If the initial premium equals $1 million or more, we will waive the administration charge.  However, we reserve the right to reverse this waiver and reinstate the administration charge if withdrawals are made in the first Contract Year that result in the Contract Value falling substantially below $1 million, as determined by us.

Transfer Charge.  You must pay $25 for each transfer in excess of 15 in a Contract Year.  This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division or the Fixed Account, as applicable.  We waive the transfer charge in connection with Dollar Cost Averaging, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

Withdrawal Charge.  At any time during the accumulation phase (if and to the extent that Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

●
premiums that are no longer subject to a withdrawal charge (premiums in your annuity for at least seven (three for the Three-Year Withdrawal Charge Period option or five for the Five-Year Withdrawal Charge Period option) years without being withdrawn), plus

●	earnings (excess of your Contract Value allocated to the Investment Divisions, the Fixed Account and the GMWB Fixed Account over your remaining premiums allocated to those accounts)
●
during each Contract Year 10% (20% if you have elected the 20% Additional Free Withdrawal endorsement) of premium (subject to certain exclusions) that would otherwise incur a withdrawal charge, be subject to a Contract Enhancement recapture charge, or be reduced by an Excess Interest Adjustment, and that has not been previously withdrawn (this can be withdrawn at once or in segments throughout the Contract Year), minus earnings (required minimum distributions will be counted as part of the free withdrawal amount).

We will deduct a withdrawal charge on:

●	withdrawals in excess of the free withdrawal amounts, or
●	withdrawals under a tax-qualified Contract that exceed its required minimum distribution, or
●
withdrawals in excess of the free withdrawal amounts to meet the required minimum distribution of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distributions of a Roth IRA annuity, or

●	amounts withdrawn in a total withdrawal, or
●	amounts applied to income payments on an Income Date that is within one year of the Issue Date.

The amount of the withdrawal charge deducted varies (depending upon whether you have elected the Three-Year Withdrawal Charge Period option or the Five-Year Withdrawal Charge Period option and how many years prior to the withdrawal you made the premium payment(s) you are withdrawing) according to the following schedule:

Withdrawal Charge (as a percentage of premium payments):

Completed Years since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+

Base Schedule	8.5%	8%	7%	6%	5%	4%	2%	0

Withdrawal Charge if Five-Year Period Applies	8%	7%	6%	4%	2%	0	0	0

Withdrawal Charge if Three-Year Period Applies *	7.5%	6.5%	5%	0	0	0	0	0
* PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium.  If you make a full withdrawal, or elect to commence income payments within one year of the date your Contract was issued, the withdrawal charge is based on premiums remaining in the Contract and no free withdrawal amount applies.  If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract.  The withdrawal charge compensates us for costs associated with selling the Contracts.

Note:  Withdrawals under a non-qualified Contract will be taxable on an “income first” basis.  This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full.  Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

We do not assess the withdrawal charge on any amounts paid out as:

●	income payments during your Contract’s income phase (but the withdrawal charge is deducted at the Income Date if income payments are commenced in the first Contract Year);
●	death benefits;
●
withdrawals necessary to satisfy the required minimum distributions of the Internal Revenue Code (but if the withdrawal requested exceeds the required minimum distribution; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge);

●
if permitted by your state, withdrawals of up to $250,000 from the Investment Divisions, the Fixed Account (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

●
if permitted by your state, withdrawals of up to 25% (12  1/2 % for each of two joint Owners) of your Contract Value from the Investment Divisions, the Fixed Account (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce our sales expense.  Some examples are the purchase of a Contract by a large group of individuals or an existing relationship between us and a prospective purchaser.  We may not deduct a withdrawal charge under a Contract issued to an officer, director, agent or employee of Jackson or any of our affiliates.

Earnings Protection Benefit (“EarningsMax”) Charge.  If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals 0.30% (for a maximum of 0.45%) on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  The charge on currently offered Contracts may be less.  Please check with your representative to learn about the current level of the charge and its availability in your state.  This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years old or younger), even though the benefit is not payable.  If your spouse elects to continue the Contract under the Special Spousal Continuation Option, the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease.  We stop deducting this charge on the date you annuitize.

Contract Enhancement Charge.  If you select one of the Contract Enhancements, then for a period of seven Contract Years (five for the 2% Contract Enhancement) a charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions.  These charges will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals).  The amounts of these charges (or reductions in credited rates) depends upon which of the Contract Enhancements you select:

Contract Enhancement	2%	3%*	4%	5%
Charge (on an annual basis)	0.395%	0.42%	0.56%	0.695%

*	No longer offered as of January 16, 2007.

Due to this charge, it is possible that upon a complete withdrawal, you will receive less money back than if you had not elected the Contract Enhancement.
Contract Enhancement Recapture Charge.  If you select a Contract Enhancement and then make a partial or total withdrawal from your Contract in the first seven years (five years for the 2% Contract Enhancement) since the premium payment withdrawn was made, you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your first year premiums.  Your Contract will also be subject to a recapture charge if you return it during the free look period.  The amounts of these charges are as follows:

Contract Enhancement Recapture Charge (as a percentage of the corresponding first year premium payment withdrawn if an optional Contract Enhancement is selected)

Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Recapture Charge (2% Credit)	2%	2%	1.25%	1.25%	0.5%	0	0	0
Recapture Charge (3% Credit*)	3%	3%	2%	2%	2%	1%	1%	0
Recapture Charge (4% Credit)	4%	4%	2.5%	2.5%	2.5%	1.25%	1.25%	0
Recapture Charge (5% Credit)	4.5%	3.75%	3.25%	2.75%	2%	1.25%	1%	0

*	No longer offered as of January 16, 2007.

We expect to make a profit on the recapture charge, and examples in Appendix B may assist you in understanding how the recapture charge works.  However, we do not assess the recapture charge on any amounts paid out as:

●	death benefits;
●	withdrawals taken under the additional free withdrawal provision;
●
withdrawals necessary to satisfy the required minimum distributions of the Internal Revenue Code; (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge);

●
if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

●
if permitted by your state, additional withdrawals of up to 25% (12  1/2% for each of two joint Owners) of your Contract Value from the Separate Account, the Fixed Account Options (subject to certain exclusions) and the GMWB Fixed Account if you incur certain serious medical conditions specified in your Contract.

Guaranteed Minimum Income Benefit (“FutureGuard”) Charge.  PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.  If you select the GMIB, on a calendar quarter basis, you will pay 0.15% of the GMIB Benefit Base.  We deduct the charge from your Contract Value on a pro-rata basis over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the percentage of the GMIB Benefit Base.  The actual deduction of the charge will be reflected in your quarterly statement.  The GMIB Benefit Base is explained on page 211 below.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection, as applicable.  Similarly, the charge is prorated upon termination of the endorsement.  PLEASE NOTE:  The charge for the GMIB will be deducted even if you never use the benefit.  Also, the GMIB only applies to certain optional income payments.

Guaranteed Minimum Accumulation Benefit (“GMAB”) Charge.  If you select the GMAB, you will pay 0.125% of the Guaranteed Value (GV) each calendar quarter (0.50% annually).  The GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period.  If you select the GMAB when you purchase your Contract, the GV is your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMAB is re-elected, the GV is generally your Contract Value at the time of re-election, adjusted for any subsequent withdrawals. For more information about the GV, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 55.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account, including the GMAB Fixed Account.  The actual deduction of the charge will be reflected in your quarterly statement.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GV.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement.  We reserve the right to prospectively change the charge on new Contracts or upon re-election of the benefit after the Contract is issued – subject to a maximum annual charge of 1.00%.  We stop deducting this charge on the earlier of the date that the Guarantee Period ends (unless re-elected by you) or the date that the GMAB terminates for any other reason.  Please check with your representative to learn about the current level of the charge, the current interest rate for the GMAB Fixed Account and the current required allocation of premium to the GMAB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  For more information about how this endorsement works, please see “Guaranteed Minimum Accumulation Benefit” beginning on page 55.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge.  The charge for this GMWB is expressed as an annual percentage of the GWB and depends on when the endorsement is added to the Contract.  For more information about the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 63.  The charge also depends on the endorsement's availability, the basis for deduction, and the frequency of deduction, as explained below.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts to which this GMWB is added on and after January 17, 2006 (subject to availability), the charge is:

Maximum Annual Charge	Current Annual Charge
Quarterly	Quarterly
0.75%	0.40% ÷ 4

We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.  With the Investment Divisions we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is deducted over the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 66.)

For Contracts to which this GMWB was added before January 17, 2006, the charge is:

Maximum Annual Charge	Current Annual Charge
0.70%	0.40%

You pay the percentage charge, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

For Contracts to which this GMWB was added before October 4, 2004, the charge is:

Maximum Annual Charge	Current Annual Charge
0.70%	0.35% 0.55% upon step-up

You pay the percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions, which increases to 0.55% upon the first step-up.

We reserve the right to prospectively change the charge on new Contracts, or if you select the benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this GMWB is added on and after January 17, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting the charge on the earlier date that you annuitize the Contract or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 63.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge.  If you select the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, in most states you will pay 0.1125% of the GWB each Contract Quarter (0.45% annually).  For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 67.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a Step-Up – subject to a maximum charge of 0.80% annually.

The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit with 5-Year Step-Up” beginning on page 67.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge.  If you select the 5% GMWB With Annual Step-Up, you will pay 0.1625% of the GWB each quarter (0.65% annually).  For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 72.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 76.)

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  After the fifth Contract Anniversary if no withdrawals have been taken, you will pay 0.1125% of the GWB each quarter (0.45% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each quarter (0.20% annually).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.45% annually.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 72.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge.  If you select the 6% GMWB With Annual Step-Up, you will pay 0.2125% of the GWB each quarter (0.85% annually).  For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 77.
We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge. (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 80.)

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each quarter (0.60% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each quarter (0.30% annually).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum annual charge of 1.60%.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 77.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge.  If you select the 5% GMWB Without Step-Up, you will pay 0.05% of the GWB each calendar quarter (0.20% annually).  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 81.

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted). (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 84.)

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  After the fifth Contract Anniversary if no withdrawals have been taken, you will pay 0.0375% of the GWB each calendar quarter (0.15% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually).

We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 81.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  The charge varies by age group (see table below).  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 85.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages45 – 49	0.85% ÷ 4	0.40% ÷ 4
50 – 54	0.85% ÷ 4	0.40% ÷ 4
55 – 59	1.20% ÷ 4	0.65% ÷ 4
60 – 64	1.30% ÷ 4	0.75% ÷ 4
65 – 69	1.45% ÷ 4	0.90% ÷ 4
70 – 74	0.85% ÷ 4	0.50% ÷ 4
75 – 80	0.60% ÷ 4	0.35% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter.  We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is deducted over the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 90.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 90.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 85.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  The charge varies by age group (see table below).  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 91.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages45 – 49	1.00% ÷ 4	0.55% ÷ 4
50 – 54	1.15% ÷ 4	0.70% ÷ 4
55 – 59	1.50% ÷ 4	0.95% ÷ 4
60 – 64	1.50% ÷ 4	0.95% ÷ 4
65 – 69	1.50% ÷ 4	0.95% ÷ 4
70 – 74	0.90% ÷ 4	0.55% ÷ 4
75 – 80	0.65% ÷ 4	0.40% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter.  We deduct the charge pro rata over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 97.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 96.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 91.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  The charge varies by age group (see table below).  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 98.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages45 – 49	0.85% ÷ 4	0.40% ÷ 4
50 – 54	1.00% ÷ 4	0.55% ÷ 4
55 – 59	1.45% ÷ 4	0.85% ÷ 4
60 – 64	1.45% ÷ 4	0.85% ÷ 4
65 – 69	1.20% ÷ 4	0.65% ÷ 4
70 – 74	0.75% ÷ 4	0.35% ÷ 4
75 – 80	0.55% ÷ 4	0.30% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter.  We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 104.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up” beginning on page 103.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up” beginning on page 98.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest Covered Life's age when the endorsement is added to the Contract.  For more information about the GWB and for information on who is a Covered Life under this form of GMWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 105.  The charge varies by age group (see table below), and both Covered Lives must be within the eligible age range.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages45 – 49	1.00% ÷ 4	0.55% ÷ 4
50 – 54	1.00% ÷ 4	0.55% ÷ 4
55 – 59	1.35% ÷ 4	0.80% ÷ 4
60 – 64	1.45% ÷ 4	0.90% ÷ 4
65 – 69	1.60% ÷ 4	1.05% ÷ 4
70 – 74	1.00% ÷ 4	0.65% ÷ 4
75 – 80	0.75% ÷ 4	0.50% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter.  We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 112.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 111.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 105.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest joint Owner's age when the endorsement is added to the Contract.  For more information about the GWB, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 112.  The charge varies by age group (see table below), and both Owners must be within the eligible age range.

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum	Current
Ages45 – 49	1.10% ÷ 4	0.65% ÷ 4
50 – 54	1.25% ÷ 4	0.80% ÷ 4
55 – 59	1.70% ÷ 4	1.10% ÷ 4
60 – 64	1.70% ÷ 4	1.10% ÷ 4
65 – 69	1.45% ÷ 4	0.90% ÷ 4
70 – 74	1.00% ÷ 4	0.60% ÷ 4
75 – 80	0.80% ÷ 4	0.55% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter.  We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 117.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 116.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up” beginning on page 112.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge.  If you select the For Life Guaranteed Minimum Withdrawal Benefit, you will pay 0.2375% of the GWB each calendar quarter (0.95% annually).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 118.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 124.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.50%.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 123.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 118.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge.  If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit, you will pay 0.2875% of the GWB each calendar quarter (1.15% annually).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 125.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 132.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.70%.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 131.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 125.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge.  If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up, you will pay 0.2375% of the GWB each Contract Quarter (0.95% annually).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 133.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.50%.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 141.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 133.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom GMWB only.  If you purchase the LifeGuard Freedom DB, additional charges apply for that benefit.  Please see “LifeGuard Freedom DB” under “Death Benefit Charges”, beginning on page 49 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge.  If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up, you will pay 0.3125% of the GWB each Contract Quarter (1.25% annually).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 143.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.85%.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 151.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 143.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge.  If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up, you will pay 0.2375% of the GWB each Contract Quarter (0.95% annually).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 154.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.50%.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 160.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 154.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom 6 GMWB only.  If you purchase the LifeGuard Freedom 6 DB, additional charges apply for that benefit.  Please see “LifeGuard Freedom 6 DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 49 for details.
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge.  If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up, you will pay 0.3125% of the GWB each Contract Quarter (1.25% annually).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 162.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.85%.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 169.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 162.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”) Charge. If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up, you will pay 0.2125% of the GWB each Contract Quarter (0.85% annually).  (If this endorsement was added to the Contract before September 28, 2009, the quarterly charge is currently 0.1625% (0.65% annually) of the GWB, subject to a maximum annual charge of 1.20%.)  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 171.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 178.

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.50%.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 181.  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 171.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”) Charge.  If you select the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up, you will pay 0.2625% of the GWB each Contract Quarter (1.05% annually), subject to a maximum annual charge of 1.85%.  (If this endorsement was added to the Contract before September 28, 2009, the quarterly charge is currently 0.20% (0.80% annually) of the GWB, subject to a maximum annual charge of 1.50%.)  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 183.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 190.

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the maximum annual charge of 1.85%.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 193.  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 183.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 195.  The charge varies by age group.  The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For Contracts to which this GMWB was added before May 1, 2006 (subject to availability), the charge for each age group is:

Annual Charge	Maximum	Current
Ages60 – 64	1.30% ÷ 4	0.90% ÷ 4
65 – 69	0.85% ÷ 4	0.60% ÷ 4
70 – 74	0.60% ÷ 4	0.50% ÷ 4
75 – 80	0.50% ÷ 4	0.40% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter.  We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 201.)

For Contracts to which this GMWB was added before January 17, 2006, the charge for each age group is:

Annual Charge	Maximum	Current
Ages60 – 64	1.30%	0.90%
65 – 69	0.85%	0.60%
70 – 74	0.60%	0.50%
75 – 80	0.50%	0.40%

You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.  The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made.  But this charge reduction is not available upon the spouse's continuation of the Contract.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this endorsement was added from January 17, 2006 through April 30,2005, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 199.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 195.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  For more information about the GWB, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 202.  The charge varies by age group.  The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The bonus is available only for Contracts to which this GMWB was added from January 17, 2006 through April 30, 2006.

For Contracts to which this GMWB was added before May 1, 2006 (subject to availability), the charge for each age group is:

Annual Charge	Maximum	Current
Ages50 – 54	0.85% ÷ 4	0.65% ÷ 4
55 – 59	0.65% ÷ 4	0.50% ÷ 4
60 – 64	0.50% ÷ 4	0.35% ÷ 4
65 – 69	0.35% ÷ 4	0.25% ÷ 4
70 – 74	0.30% ÷ 4	0.20% ÷ 4
75 – 80	0.20% ÷ 4	0.15% ÷ 4

You pay the applicable annual percentage of the GWB each calendar quarter.  We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 207.)

For Contracts to which this GMWB was added before January 17, 2006, the charge for each age group is:

Annual Charge	Maximum	Current
Ages50 – 54	0.85%	0.65%
55 – 59	0.65%	0.50%
60 – 64	0.50%	0.35%
65 – 69	0.35%	0.25%
70 – 74	0.30%	0.20%
75 – 80	0.20%	0.15%

You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.  The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made.  But this charge reduction is not available upon the spouse's continuation of the Contract.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  For Contracts to which this endorsement was added from January 17, 2006 through April 30, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 206.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “4% For Life Guaranteed Minimum Withdrawal Benefit” beginning on page 202.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Death Benefit Charges.  There is no additional charge for the Contract's basic death benefit.  However, for an additional charge, you may select one of the Contract's available optional death benefits in place of the basic death benefit.  Please ask your agent whether there are variations on these benefits in your state or contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

If you selected the 5% Roll-up Death Benefit (5% Compounded Death Benefit), you pay 0.45% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you selected the 4% Roll-up Death Benefit, you pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the Highest Anniversary Value Death Benefit (Maximum Anniversary Value Death Benefit), you will pay 0.25%, subject to a maximum of 0.40% on new issues, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

If you select the Combination 5% Roll-up and Highest Anniversary Value Death Benefit (Combination Death Benefit), you will pay 0.55%, subject to a maximum of 0.80% on new issues, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

If you selected the Combination 4% Roll-up and Highest Anniversary Value Death Benefit, you pay 0.40% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THE COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom GMWB, you will pay two separate charges for the combined benefit.  For LifeGuard Freedom DB, you will pay 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually).  The charge for LifeGuard Freedom DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom GMWB, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter at the rate of 0.95% annually.  For more information about the GMWB Death Benefit, please see “LifeGuard Freedom DB” under “Optional Death Benefits”, beginning on page 217.  For more information about the charges for LifeGuard Freedom GMWB, please see page 43, and for benefit information, including the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 133.

We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.  PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THE LIFEGUARD FREEDOM DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom 6 DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB, you will pay two separate charges for the combined benefit.  For LifeGuard Freedom 6 DB, you will pay 0.15% of the GMWB Death Benefit each Contract Quarter (0.60% annually).  The charge for LifeGuard Freedom 6 DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom 6 GMWB, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter at the rate of 0.95% annually.  For more information about the GMWB Death Benefit, please see “LifeGuard Freedom 6 DB” under “Optional Death Benefits”, beginning on page 218.  For more information about the charges for LifeGuard Freedom 6 GMWB, please see page 44, and for benefit information, including the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 154.

We deduct the charge from your Contract Value.  The charge is pro rata deducted over each applicable Investment Division and the Fixed Account.  The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

Three-Year Withdrawal Charge Period.  If you select the optional three-year withdrawal charge period feature, you will pay 0.45% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  We stop deducting this charge on the date you annuitize.

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Five-Year Withdrawal Charge Period.  If you select the optional five-year withdrawal charge period feature, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  We stop deducting this charge on the date you annuitize.

20% Additional Free Withdrawal Charge.  If you select the optional feature that permits you to withdraw up to 20% of premiums (subject to certain exclusions) that are still subject to a withdrawal charge minus earnings during a Contract Year without a withdrawal charge, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  We stop deducting this charge on the date you annuitize.

Commutation Fee.  If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

●
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

●
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Other Expenses.  We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges.  There are deductions from and expenses paid out of the assets of the Funds.  These expenses are described in the attached prospectuses for the JNL Series Trust, JNL Variable Fund LLC and Variable Insurance Funds.  For more information, please see the “Fund Operating Expenses” table beginning on page14.

Premium Taxes.  Some states and other governmental entities charge premium taxes or other similar taxes.  We pay these taxes and may make a deduction from your Contract Values for them.  Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

Income Taxes.  We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division.  No federal income taxes are applicable under present law, and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“JNLD”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.

Commissions are paid to broker-dealers who sell the Contracts.  While commissions may vary, they are not expected to exceed 8% of any premium payment.  Where lower commissions are paid up front, we may also pay trail commissions.  We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.
Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements, to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales and currently range from 10 to 50 basis points (0.10% to 0.50%).  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client prospecting seminars, and business development and educational enhancement items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products:

Centaurus Financial, Inc.
Commonwealth Financial Network
First Allied Securities, Inc.
Invest Financial Corp.
Investment Centers of America, Inc.
Lincoln Financial
LPL Financial Corporation
MML Investors Services Inc.
Morgan Keegan & Company
National Planning Corporation
NEXT Financial Group, Inc.
Prime Capital Services Inc.
Raymond James
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors LLC
Woodbury Financial Services, Inc.

Please see Appendix C for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission.  You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus.  Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law.  If you elect the optional Three-Year Withdrawal Charge Period endorsement, if available, a lower commission may be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges.  Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

●	National Planning Corporation,
●	SII Investments, Inc.,
●	IFC Holdings, Inc. d/b/a Invest Financial Corporation,
●	Investment Centers of America, Inc., and
●	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation.  National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  The fees range between 0.30% and 0.45% depending on these factors.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

●	$5,000 under most circumstances
●	$2,000 for a qualified plan Contract

Minimum Additional Premiums:

●	$500 for a qualified or non-qualified plan
●	$50 for an automatic payment plan
●
You can pay additional premiums at any time during the accumulation phase; however, if the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year.  Similarly, if the Guaranteed Minimum Accumulation Benefit is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge.  We reserve the right to limit the number of Contracts that you may purchase.  We also refuse the right to refuse any premium payment.  There is a $100 minimum balance requirement for each Investment Division and Fixed Account.  We reserve the right to restrict availability or impose restrictions on the Fixed Account and the GMWB Fixed Account.

Maximum Premiums:

●	The maximum aggregate premiums you may make without our prior approval is $1 million.

The payment of subsequent premiums relative to market conditions at the time they are made may or may not contribute to the various benefits under your Contract, including the enhanced death benefits, the GMIB, the GMAB or any GMWBs.

Please note that on and after May 16, 2009, we will no longer accept subsequent premium payments for contracts to which a GMIB endorsement is attached.

Allocations of Premium. You may allocate your premiums to one or more of the Investment Divisions and Fixed Account.  Each allocation must be a whole percentage between 0% and 100%.  The minimum amount you may allocate to an Investment Division or the Fixed Account is $100.  We will allocate any additional premiums you pay in the same way unless you instruct us otherwise.  These allocations will be subject to our minimum allocation rules.

Although more than 18 Investment Divisions, the Fixed Account and the GMWB Fixed Account are available under your Contract, you may not allocate your Contract Values among more than 18 at any one time.  Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.  For more detailed information regarding LifeGuard Select, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 171.  For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 183.

We will issue your Contract and allocate your first premium within two business days (days when the New York Stock Exchange is open) after we receive your first premium and all information that we require for the purchase of a Contract.  If we do not receive all of the information that we require, we will contact you to get the necessary information.  If for some reason we are unable to complete this process within five business days, we will return your money.

Each business day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Optional Contract Enhancements. If you elect one of our optional Contract Enhancements, then at the end of any business day in the first Contract Year when we receive a premium payment, we will credit your Contract Value with an additional 2%, 3% (if elected prior to January 16, 2007), 4% or 5% of your payment, depending upon which Contract Enhancement you have elected.  Contract Enhancements are available to Owners 87 years old and younger.  If the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year.  There is a charge, described above, that is assessed against the Investment Divisions, the Fixed Account and the GMWB Fixed Account for the Contract Enhancements, and its amount depends upon which Contract Enhancement you elect.  We will also impose a Contract Enhancement recapture charge if you

●
make a total withdrawal within the recapture charge schedule or a partial withdrawal within the recapture charge schedule in excess of the free withdrawals permitted by your Contract (or an additional free withdrawal endorsement if elected),

●
elect to receive payment under an income option, (see Example 3 in Appendix B) (for more information about these income options, see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 209) within the recapture charge schedule, or

●
return your Contract during the Free Look period.  (If you elected the 5% Contract Enhancement and return your Contract during the Free Look period, the entire amount of the Contract Enhancement will be recaptured.)

The amount and duration of the recapture charge depends upon which Contract Enhancement you elect.  We will not impose the Contract Enhancement recapture charge if your withdrawal is made for certain health-related emergencies, withdrawals of earnings, withdrawals in accordance with an additional free withdrawal provision, amounts paid out as death benefits or to satisfy required minimum distributions of the Internal Revenue Code.  For purposes of the recapture charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium, based on the completed years (12 months) since the receipt of premiums.  (See example 2 in Appendix B for an illustration.)  If the withdrawal requested exceeds the required minimum distribution, the recapture charge will be charged on the entire withdrawal amount.  We expect to make a profit on these charges for the Contract Enhancements.  Examples in Appendix B may assist you in understanding how recapture charges for the Contract Enhancements work.

Your Contract Value will reflect any gains or losses attributable to a Contract Enhancement.  Contract Enhancements, and any increase in value attributable to a Contract Enhancement, distributed under your Contract will be considered earnings under the Contract for tax purposes.

Asset-based charges are deducted from the total value of the Separate Account.  In addition, for the Fixed Account and the GMWB Fixed Account, the Contract Enhancement charge lowers the credited rate that would apply if the Contract Enhancement had not been elected.  Therefore, your Contract incurs charges on the entire amounts included in your Contract, which includes premium payments made in the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement and the earnings, if any, on such amounts for the first seven Contract Years (five for the 2% Contract Enhancement).  As a result, the aggregate charges assessed will be higher than those that would be charged if you did not elect a Contract Enhancement.  Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had not elected a Contract Enhancement.  We will impose a Contract Enhancement recapture charge if you make withdrawals in the first seven years (five years for the 2% Contract Enhancement) after a first year premium payment.  We expect to profit from certain charges assessed under the Contract, including the withdrawal charge, the mortality and expense risk charge and the Contract Enhancement charge.

If you elect the Contract Enhancement and then make more than relatively small premium payments during Contract Years two through seven (five for the 2% Contract Enhancement), you would likely have a lower Contract Value than if you had not elected the Contract Enhancement.  Thus, the Contract Enhancement is suitable only for those who expect to make substantially all of their premium payments in the first Contract Year.  Charges for the Contract Enhancement are not assessed after the seventh Contract Year (fifth for the 2% Contract Enhancement).

Accordingly, the increased Contract Value resulting from a Contract Enhancement is reduced during the first seven Contract Years (five for the 2% Contract Enhancement) by the operation of the Contract Enhancement charge.  If you make premium payments only in the first Contract Year and do not make a withdrawal during the first seven years (five for the 2% Contract Enhancement), at the end of the seven-year period (five for the 2% Contract Enhancement) that the Contract Enhancement charge is applicable, the Contract Value will be equal to or slightly higher than if you had not selected a Contract Enhancement, regardless of investment performance.  Contract Values may also be higher if you pay additional premium payments in the first Contract Year, because those additional amounts will be subject to the Contract Enhancement charge for less than seven full years (five for the 2% Contract Enhancement).

In the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than Contracts without the Contract Enhancement) in the following circumstances:

●	death benefits computed on the basis of Contract Value;
●	withdrawals taken under the 10% free withdrawal provision (or the 20% Additional Free Withdrawal Endorsement, if elected);
●	withdrawals necessary to satisfy the required minimum distributions of the Internal Revenue Code;
●	if permitted by your state, withdrawals under our:
○ Terminal Illness Benefit;
○ Specified Conditions Benefit; or
○ Extended Care Benefit. (See page 61 below.)

You may not elect the 3% (no longer offered as of January 16, 2007), 4% or 5% Contract Enhancement endorsements with the 20% Additional Free Withdrawal option or with the Guaranteed Minimum Accumulation Benefit.

For Contracts issued before May 1, 2006, the Three-year Withdrawal Schedule could not be elected with the 20% Additional Free Withdrawal option.

Capital Protection Program.  If you select our Capital Protection Program at issue, we will allocate enough of your premium to the Fixed Account you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original premium paid.  You may allocate the rest of your premium to any Investment Division(s).  If any part of the Fixed Account value is surrendered or transferred before the end of the selected guaranteed period, the value at the end of that period will not equal the original premium.  This program is available only if Fixed Account Options are available.  There is no charge for the Capital Protection Program.  You should consult your Jackson representative with respect to the current availability of Fixed Account Options, their limitations, and the availability of the Capital Protection Program.

For an example of capital protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year.  We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken.  The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Alternatively, assume Jackson receives a premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year.  Jackson will allocate $6,331 to that guarantee period because $6,331 will increase at that interest rate to $10,000 after 7 years.  The remaining $3,669 of the payment will be allocated to the Investment Division(s) you selected.

Thus, as these examples demonstrate, the shorter guarantee periods require allocation of substantially all your premium to achieve the intended result.  In each case, the results will depend on the interest rate declared for the guarantee period.

If you elect the Guaranteed Minimum Accumulation Benefit, the Capital Protection Program will not be available while the Guaranteed Minimum Accumulation Benefit is in effect.  In addition, the Capital Protection Program will not be available if you purchase the LifeGuard Select Guaranteed Minimum Withdrawal Benefit or the LifeGuard Select with Joint Option Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Accumulation Benefit (“GMAB”). The following description is supplemented by the examples in Appendix D that may assist you in understanding how calculations are made in certain circumstances.  For Owners 80 years old and younger on the Contract's Issue Date, a Guaranteed Minimum Accumulation Benefit may be available, which permits you to receive a Guaranteed Value (GV)(as defined below) at the end of a Guarantee Period, regardless of your Contract Value.  If you elect this GMAB endorsement, no premium will be accepted more than 90 days after the Issue Date of the Contract while the GMAB is in effect.  Also, you may not elect the GMAB in combination with any Contract Enhancement, Guaranteed Minimum Income Benefit (GMIB) or any Guaranteed Minimum Withdrawal Benefit (GMWB).  In addition, the GMAB cannot be added after a Contract's Issue Date.  Subject to availability, a GMWB may be elected after the GMAB has terminated. The Capital Protection Program is also not available while the GMAB is in effect.  We may further limit the availability of this GMAB optional endorsement.

Guaranteed Value.  This benefit's GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period.  If you select the GMAB when you purchase your Contract, the GV at the beginning of your Guarantee Period is your initial premium payment, net of any applicable taxes.  If the GMAB is re-elected at the end of a Guarantee Period, the GV is generally your Contract Value at the time the new Guarantee Period begins.

The GV will be increased by any subsequent premium payments, net of any applicable premium taxes (subject to a maximum of $5 million).  (Please see example 2 in Appendix D for an illustration.)  No additional premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal.  This means that, if the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal may reduce the GV by a dollar amount that is greater than the dollar amount withdrawn.  (Please see example 3b in Appendix D for an illustration.)  All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

For purposes of the GMAB charge, the GV in effect on the date the charge is deducted is equal to the GV at the beginning of the Guarantee Period, increased by any subsequent premium payments and decreased by any subsequent partial withdrawals, as described above.  For more information regarding the GMAB charge, please see “Guaranteed Minimum Accumulation Benefit Charge” beginning on page 35.

The GV can never be more than $5 million.

Guarantee Period.  The Guarantee Period is the time period at the end of which the GV is guaranteed.  The Guarantee Period currently available is ten Contract Years.  The Guarantee Period begins on the effective date of the endorsement and ends on the Contract Anniversary corresponding to the end of the Guarantee Period.  If you select the GMAB when you purchase your Contract, the effective date is the Contract Issue Date.

Required Allocation.  On the endorsement's effective date, we automatically allocate a certain percentage of your premium (if the GMAB is selected when you purchase your Contract) or your Contract Value (if the GMAB is re-elected after the Contract's Issue Date) to the GMAB Fixed Account.  The remaining premium or Contract Value will be allocated to the Fixed Account Options and Investment Divisions based on the current premium allocation you have selected for your Contract.

The required allocation percentage for the GMAB Fixed Account is that which is in effect on the effective date of the Guarantee Period and the same allocation percentage remains in effect for the duration of the Guarantee Period.  We anticipate the required allocation percentage of premium or Contract Value to the GMAB Fixed Account will generally range from 15% to 40%.  The required allocation percentage may vary, however, from this stated range.  Generally, when the interest rate credited to the GMAB Fixed Account is higher, the required allocation to the GMAB Fixed Account will be lower.  When the interest rate credited to the GMAB Fixed Account is lower, the required allocation to the GMAB Fixed Account is higher.

The required allocation percentage is declared by the Company in advance and may also vary by state.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared required allocation percentage for your state.  Our contact information is on the cover page of this prospectus.

Guaranteed Minimum Accumulation Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, will be allocated to the GMAB Fixed Account in accordance with the required allocation percentage in effect on the effective date of the endorsement.  You may not allocate additional monies to this fixed account.  The Contract Value in the GMAB Fixed Account is credited with a specific interest rate that is guaranteed and will remain in effect for the entire Guarantee Period.  The interest rate is credited daily to the Contract Value in the GMAB Fixed Account so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Period.  The interest rate may vary by state but will never be less than 3%.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMAB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from the GMAB Fixed Account prior to the end of the Guarantee Period.  The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Guarantee Period.  The Excess Interest Adjustment is based on the relationship of the current new business interest rate to the interest rate being credited to you in the GMAB Fixed Account.  The current new business interest rate used for this comparison is the interest rate then available on a new Guarantee Period of the same duration, increased by 0.50% per annum.  Generally, the Excess Interest Adjustment will increase your GMAB Fixed Account value when current new business rates are lower than the rate then being credited and will decrease your GMAB Fixed Account value when current new business rates are higher than the rate then being credited.

Also, there will be no Excess Interest Adjustment when the current new business interest rate (after the above-mentioned 0.50% increase) is greater than the interest rate you are then being credited by less than 0.50%.  This restriction avoids downward adjustments in the GMAB Fixed Account value in situations where the general level of interest rates has declined but the above-mentioned 0.50% increase results in a current new business interest rate that is higher than the rate currently being credited to your GMAB Fixed Account.

There is no Excess Interest Adjustment on: death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; or free withdrawals.  In no event will the amount we pay on a total withdrawal from the GMAB Fixed Account be less than the GMAB Fixed Account minimum value.

Quarterly charges deducted across all Fixed Account Options and Investment Divisions are also deducted from the GMAB Fixed Account in accordance with your Contract's provisions.  These charges will not reduce the GV.  DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMAB Fixed Account.

At the end of the Guarantee Period, if the Contract Value is less than the GV, the Company will add additional money to the Contract Value equal to the difference between the GV and the Contract Value.  This additional amount will be allocated within the Contract based on the current premium allocation for the Contract.  The GMAB will be automatically terminated unless a written request for re-election of the GMAB has been received by our Annuity Service Center in good order within 30 days prior to the Contract Anniversary corresponding to the end of the Guarantee Period.  If the GMAB is terminated, the GMAB Fixed Account value will be transferred to the Fixed Account Options and Investment Divisions based on the current premium allocation for the Contract.

Re-election.  The GMAB may not be re-elected if any Owner is older than 80 years on the effective date of re-election or if the GMAB is no longer offered. If the GMAB is re-elected, the Contract Value will be rebalanced to meet the current GMAB Fixed Account allocation requirements.  The GV will be re-set to equal the Contract Value adjusted for any applicable Excess Interest Adjustment on amounts transferred from Fixed Account Options and a new Guarantee Period will be established.  In determining the GV, a negative Excess Interest Adjustment associated with any transfer from a Fixed Account Option will reduce the GV as well as the Contract Value.  The GV can never be more than $5 million.  The required allocation percentage for the GMAB Fixed Account and the GMAB Fixed Account interest rate will be those in effect on the effective date of re-election.  The effective date of re-election is the Contract Anniversary corresponding to the end of the previous Guarantee Period.

Transfers.  While the GMAB is in effect, transfers between Investment Divisions and Fixed Account Options are still permitted in accordance with your Contract.  The Company will automatically transfer amounts to or from the GMAB Fixed Account, as applicable, upon election, re-election, or termination of the GMAB.

Upon re-election, any amount required to be transferred from the Investment Divisions and/or Fixed Account Options to the GMAB Fixed Account will be equal to the required allocation percentage for the GMAB Fixed Account multiplied by the current value of each Investment Division and Fixed Account Option, unless the Owner specifies otherwise.  The amount applied to the GMAB Fixed Account on transfers from a Fixed Account Option will be adjusted for any applicable Excess Interest Adjustment under that option.  As a result, after the Excess Interest Adjustment, the GMAB Fixed Account value immediately following the transfer may be more or less than the required allocation percentage for the GMAB Fixed Account multiplied by the Contract Value before the Excess Interest Adjustment.

Transfers to or from the GMAB Fixed Account will not count against your Contract's 15 free transfers provision.  The Company will not transfer funds in or out of the GMAB Fixed Account during the Guarantee Period.  Likewise, you may not elect transfers to or from the GMAB Fixed Account during the Guarantee Period.

Subsequent Premiums.  If the GMAB is elected on the Contract's Issue Date, all premium received within 90 days of the Issue Date will be subject to the required allocation percentage for the GMAB Fixed Account determined at issue.  All allocations to the GMAB Fixed Account will be added to the same GMAB Fixed Account.  In other words, only one GMAB Fixed Account will exist on a single Contract at a time.  As a result, these subsequent allocations will have the same credited rate and period ending date as the initial Premium.  Interest credited in the GMAB Fixed Account on subsequent Premiums is credited daily from the date of receipt.

The GV will be increased by any subsequent premium payments, net of any applicable premium taxes (subject to a maximum of $5 million).  (Please see example 2 in Appendix D for an illustration.)

No additional premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

Partial Withdrawals.  Unless you specify otherwise, partial withdrawals (including applicable charges and adjustments) will be taken proportionately from the GMAB Fixed Account, Fixed Account Options and Investment Divisions.  The percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value.  Withdrawal Charges and Excess Interest Adjustments may apply to withdrawals.

Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal.  This means that, if the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal may reduce the GV by a dollar amount that is greater than the dollar amount withdrawn.  (Please see example 3b in Appendix D for an illustration.) All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

While the GMAB is in effect, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account.

Spousal Continuation.  If any Owner dies before a Contract with the GMAB is annuitized, the Contract's death benefit is still payable; however, the GMAB terminates without value.  Alternatively, the Contract allows a Beneficiary who is a deceased Owner's spouse to continue the Contract, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the GMAB endorsement applies to the Contract, the GMAB will continue and no adjustment will be made to the GV at the time of continuation.  The Guarantee Period will continue to be based on the original effective date or re-election date, as applicable.  Contract Years and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  The spouse may elect to terminate the GMAB upon written request in good order on or after the seventh Contract Anniversary.

Termination.  The GMAB endorsement terminates subject to a prorated GMAB charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges plus or minus any Excess Interest Adjustments and not the GV you would have received under the GMAB at the end of the Guarantee Period.  The GMAB also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); the date the Contract Value equals zero; the date our Service Center receives a written request in good order from you to terminate the GMAB on or after the seventh Contract Anniversary; or at the end of the Guarantee Period, unless the GMAB is re-elected by you.

Upon termination of the GMAB either at the end of the Guarantee Period or at the time of your request on or after the seventh Contract Anniversary, the GMAB Fixed Account value (adjusted for any applicable Excess Interest Adjustment) will be transferred to the Fixed Account Options and Investment Divisions based on the current premium allocation for the Contract.

Contract Value Is Zero.  If, while the GMAB is in effect, your Contract Value is reduced to zero as the result of the deduction of contract charges, the GV will be paid automatically to you and the GMAB will terminate.  In addition, all other rights under your Contract cease, as your Contract and all other optional endorsements will terminate without value.  The GV will be paid in a lump sum within 60 days after the termination date.

Accumulation Units.  Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select.  In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.”  During the income phase we use a measure called an “Annuity Unit.”

Every business day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

●	determining the total amount of assets held in the particular Investment Division;
●	subtracting any asset-based charges and taxes chargeable under the Contract; and
●	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day.  The base Contract has a different Accumulation Unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value.

When you make a premium payment, we credit your Contract with Accumulation Units.  The number of Accumulation Units we credit is determined at the close of that business day by dividing the amount of the premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between an Investment Division and the Fixed Account must occur prior to the Income Date.  Transfers from the Fixed Account will be subject to any applicable Excess Interest Adjustment.  There may be periods when we do not offer the Fixed Account, or when we impose special transfer requirements on the Fixed Account.  If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then Current Interest Rate for the applicable Fixed Account Option.  You can make 15 transfers every Contract Year during the accumulation phase without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing.  The Contract is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund.  Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract.  To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

●	limiting the number of transfers over a period of time;
●	requiring a minimum time period between each transfer;
●	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or
●	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size.  We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the Contract on a watch list.
Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above.  Our Annuity Service Center representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

What You Can Do and How.  You may make transfers by telephone or through the Internet unless you elect not to have this privilege.  Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When.  When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  We will retain permanent records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

How to Cancel a Transaction.  You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures.  Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

●	by making either a partial or complete withdrawal,
●	by electing the Systematic Withdrawal Program,
●	by electing a Guaranteed Minimum Withdrawal Benefit, or
●	by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

Withdrawals under the Contract may be subject to a withdrawal charge.  For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium.  When you make a complete withdrawal you will receive the value of your Contract as of the end of the business day your request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, charges due under any optional endorsement and all applicable withdrawal charges, adjusted for any applicable Excess Interest Adjustment.  For more information about withdrawal charges, please see “Withdrawal Charge” beginning on page 33.

Your withdrawal request must be in writing.  We will accept withdrawal requests submitted via facsimile.  There are risks associated with not requiring original signatures in order to disburse the money.  To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change.  We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account Option or Investment Division from which you are making the withdrawal.  If you are not specific in your withdrawal request, your withdrawal will be taken from your allocations to the Investment Divisions, Fixed Account Options, GMAB Fixed Account and GMWB Fixed Account based on the proportion their respective values bear to the Contract Value.  If you are specific in your withdrawal request, please know that, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value.  Similarly, for Contracts with the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage.  After your withdrawal, at least $100 must remain in each Fixed Account Option or Investment Division from which the withdrawal was taken.  A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.  If your Contract contains the GMAB, LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, any systematic withdrawal request for a specified dollar amount or specified percentage from a particular Investment Division, the Fixed Account or the GMWB Fixed Account will be limited in that such withdrawals cannot be made from the GMAB Fixed Account or the GMWB Fixed Account.  If you wish your systematic withdrawal to include amounts allocated to the GMAB Fixed Account or the GMWB Fixed Account, your systematic withdrawal must be taken proportionally from all of the allocations (to the Investment Divisions, the GMWB Fixed Account and the Fixed Account, including the GMAB Fixed Account) based on their respective values in relation to the Contract Value.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal.  There are conditions and limitations, so please contact our Annuity Service Center for more information.  Our contact information is on the cover page of this prospectus.  We neither endorse any investment advisers, nor make any representations as to their qualifications.  The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.  There are limitations on withdrawals from qualified plans.  For more information, please see “TAXES” beginning on page 222.

Waiver of Withdrawal and Recapture Charges for Certain Emergencies.  We will waive the withdrawal charge (withdrawals from the Investment Divisions, the Fixed Account and the GMWB Fixed Account), but not any Excess Interest Adjustment that would otherwise apply in certain circumstances by providing you, at no charge, the following:

●
Terminal Illness Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account that you withdraw after providing us with a physician's statement that you have been diagnosed with an illness that will result in your death within 12 months;

●
Specified Conditions Benefit, under which you may make a one-time withdrawal of up to 25% (for joint Owners, this benefit applies to each of them for 12 1/2%) of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account with no withdrawal charge or recapture charge after having provided us with a physician's statement that you have been diagnosed with one of the following conditions:

	○	Heart attack
	○	Stroke
	○	Coronary artery surgery
	○	Life-threatening cancer
	○	Renal failure or
	○	Alzheimer's disease; and
●
Extended Care Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions, Fixed Account (subject to certain exclusions) and the GMWB Fixed Account that you withdraw after providing us with a physician's statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued.

You may exercise these benefits once under your Contract.

Optional Three-Year Withdrawal Charge Period.  You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a three-year withdrawal period with withdrawal charges in contribution years one through three of 7.5%, 6.5% and 5%, respectively, and 0% thereafter.  The charge for this optional feature on an annualized basis is 0.45% of average daily net asset value of your allocations to the Investment Divisions.  If you elect the optional Three-Year Withdrawal Charge Period endorsement, a lower commission will be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement.  You may not elect this option if you elect the Five-Year Withdrawal Charge endorsement or the 20% Additional Free Withdrawal endorsement.

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Optional Five-Year Withdrawal Charge Period.  You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a five-year withdrawal period with withdrawal charges in contribution years one through five of 8%, 7%, 6%, 4% and 2%, respectively, and 0% thereafter.  The charge for this optional feature on an annualized basis is 0.30% of average daily net asset value of your allocations to the Investment Divisions.

The charges for the Five-year or Three-year Withdrawal Charge Period options continue for as long as one holds the Contract.  The potential benefits of those options normally will persist for no more than four to six years, depending on performance (the greater the performance the less the benefit) and payment patterns (large subsequent payments in relation to the initial payment make the benefits persist for a longer time than for a Contract where only the initial payment is made).  In the case of some surrenders in the third Contract year, the Five-year Withdrawal Charge Period does not provide a benefit and may even impose a small detriment.

If you purchased your Contract prior to May 1, 2006, the Five-year Withdrawal Charge Period option could not be elected with the Three-year Withdrawal Charge Period option.

20% Additional Free Withdrawal. If you elect the 20% Additional Free Withdrawal endorsement, you may withdraw an additional 20% of premiums that are subject to a withdrawal charge (subject to certain exclusions), minus earnings, during a Contract Year without a withdrawal charge and you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.  This endorsement will replace the 10% Additional Free Withdrawal endorsement.  The 20% Additional Free Withdrawal endorsement is a liquidity feature that provides a benefit if you contemplate or need to take large withdrawals.  The 20% Additional Free Withdrawal endorsement provides extra liquidity in any market environment but, when it is elected in combination with any GMWB, taking full advantage of the endorsement may have an adverse effect on the GMWB if the withdrawal exceeds the GAWA, as a withdrawal in excess of the GAWA may always reduce the GAWA and potentially limit the benefits available.  In fact, any time you use the 20% Free Withdrawal endorsement when the amount of the withdrawal exceeds the GAWA and the Contract Value is less than the GWB, it is disadvantageous.  You may not elect this option if you elect the 3% (no longer offered as of January 16, 2007), 4% or 5% Contract Enhancement endorsements or if, prior to May 1, 2006, you elected the Three-year Withdrawal Charge Period option.

Guaranteed Minimum Withdrawal Benefit Considerations.  Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their Beneficiaries.  The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments.  A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs.  Moreover, the GMWB does not assure that you will receive any return on your investments.  The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation.  Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns.  The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up.  However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value.  Our obligations to pay you more than your Contract Value will only arise under limited circumstances.  Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus is available only to spouses and differs from the For Life GMWB with Bonus and Annual Step-Up without the Joint Option (which is available to spouses and unrelated parties) and enjoys the following advantages:

●
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective.  (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up” subsection beginning on page 143.)

●
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWB has a higher charge than the For Life GMWB without the Joint Option.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations.  Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin.  The Income Date is either a date that you choose or the Latest Income Date.  The Latest Income Date is generally the date on which the Owner attains age 90 under a Non-Qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you.  Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you.  Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date.  Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize.  To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation.  After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date.  Please also see “Extension of Latest Income Date” beginning on page 224 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements.  With regard to other qualified plans, you must determine what your qualified plan permits.  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution.

Finally, please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit's Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate.  Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”). The following description is supplemented by some examples in Appendix E that may assist you in understanding how the calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  We may limit the availability of this optional endorsement.  The 7% GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated.  We may further limit the availability of this optional endorsement.  Once selected, the 7% GMWB cannot be canceled.  If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB.  The GWB will not include any Contract Enhancement.  The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary.  If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added.  In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount.  Upon selection, the GAWA is equal to 7% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%.  However, withdrawals are not cumulative.  If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year.  If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract value, likely reducing the GAWA, too.  Withdrawals greater than GAWA impact the GAWA differently, depending on when you selected the 7% GMWB, because the calculation is different.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.
If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

- or -

For Contracts to which this endorsement was added on and after May 2, 2005, 7% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

For Contracts to which this endorsement was added before May 2, 2005, 7% of the greater of:

1.	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
2.	the GWB after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.

For certain tax-qualified Contracts to which the 7% GMWB is added on and after January 17, 2006 (subject to availability), withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) are allowed, under certain circumstances, to meet the Contract's RMD under the Internal Revenue Code (Code), and the endorsement's guarantees will not be compromised.  Otherwise, the GWB and GAWA could be adversely recalculated, as described above.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 7% GMWB, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 7% GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	7% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

●	For Contracts to which the 7% GMWB was added before January 17, 2006, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date.  The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Your spouse may elect to “step-up” on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon “step-up” is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent “step-up” must follow the “step-up” restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

Termination.  The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB.  The 7% GMWB also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the GMWB.

Conversion.  You may convert this 7% GMWB to the 5% GMWB With Annual Step-Up (AutoGuard 5); the 6% GMWB With Annual Step-Up (AutoGuard 6); the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB); or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  Conversion to AutoGuard 5 is allowed only if this 7% GMWB was added to your Contract before September 6, 2005; conversion to AutoGuard 6 is allowed only if this 7% GMWB was added to your Contract before April 30, 2007.  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 7% GMWB that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 7% GMWB.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 7% GMWB.  Converting to AutoGuard 5 or AutoGuard 6 may be advantageous if you desire the potential for annual Step-Ups of the GWB for a period of no less than 12 years rather than Step-Ups every five years.  The annual Step-Ups may result in a higher GWB and, subsequently, a higher GAWA.  However, as stated above, you will be increasing the cost of your GMWB when converting to the new benefit.  You will also be receiving a lower GAWA percentage of 5% for AutoGuard 5, or 6% for AutoGuard 6, instead of the current 7% you are receiving under your 7% GMWB, and this may result in a consistently lower GAWA if the GWB does not increase upon the Step-Ups.

Converting your 7% GMWB to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  It would also be advantageous if you desire lifetime income versus a return of premium guarantee.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, again, you will be increasing the cost of your GMWB when converting to the new benefit.  You may also be receiving a lower GAWA percentage under LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option instead of the current 7% you are receiving under your 7% GMWB.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option.

Finally, the new GWB upon any conversion of your 7% GMWB would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earlier of:

●	The Owner's (or any joint Owner's) death;
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, this GMWB might be continued by a spousal Beneficiary.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal; Or
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.
Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.  Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner.  and therefore may elect to add this GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date.  This GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  Your spouse may elect to Step-Up on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon Step-Up is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent Step-Up must follow the Step-Up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The first date both the GWB and the Contract Value equals zero; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”).  The following description is supplemented by the examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.  For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 5% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.  If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The GWB will not include any Contract Enhancement.  The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added.  In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5, and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.
The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal or
●	5% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income purposes.  For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 5% of the new GWB or GAWA before step-up.  Step-ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups.  Upon election of Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up.  The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if available – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

Conversion.  You may convert this 5% GMWB With Annual Step-Up to the 6% GMWB With Annual Step-Up (AutoGuard 6); the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB); or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 5% GMWB With Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% GMWB With Annual Step-Up.  Converting to AutoGuard 6 may be advantageous if you desire a higher GAWA percentage of 6%, which is allowed under AutoGuard 6, as opposed to your current GAWA percentage of 5%.  However, as stated above, you will be increasing the cost of your GMWB when converting to the new benefit.

Converting your 5% GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  It would also be advantageous if you desire lifetime income versus a return of premium guarantee.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your 5% GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.  For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 6% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We may further limit the availability of this optional endorsement.  Once selected, the 6% GMWB With Annual Step-Up cannot be canceled.  If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The GWB will not include any Contract Enhancement.  The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added.  In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 6% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%.  However, withdrawals are not cumulative.  If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year.  If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5, and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your contract before March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal, or
●	6% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.
Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 6% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 6% of the new GWB or GAWA before step-up.  Step-ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups.  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up.  The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

Conversion.  You may convert this 6% GMWB With Annual Step-Up to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 6% GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 6% GMWB With Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 6% GMWB With Annual Step-Up.  Converting your 6% GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  It would also be advantageous if you desire lifetime income versus a return of premium guarantee.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your 6% GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”).  The following description is supplemented by some examples in Appendix E that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB Without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 5% GMWB Without Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB Without Step-Up cannot be canceled.  If you select the 5% GMWB Without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The GWB will not include any Contract Enhancement.  The 5% GMWB Without Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB Without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added.  In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value (see Example 1c in Appendix E).  The GWB can never be more than $5 million, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB Without Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.
Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix E illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal; or
●	5% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix E).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

For certain tax-qualified Contracts, the 5% GMWB Without Step-Up allows for withdrawals greater than GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB Without Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB Without Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB Without Step-Up endorsement already applies to the Contract, the 5% GMWB Without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB Without Step-Up, if the 5% GMWB Without Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB Without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB Without Step-Up.  The 5% GMWB Without Step-Up also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB Without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB Without Step-Up.

Conversion.  You may convert this 5% GMWB Without Step-Up to the 5% GMWB With Annual Step-Up (AutoGuard 5); the 6% GMWB With Annual Step-Up (AutoGuard 6); the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB); or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% GMWB Without Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 5% GMWB Without Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% GMWB Without Step-Up.  Converting your 5% GMWB Without Step-Up to AutoGuard 5 or AutoGuard 6 may be advantageous if you desire the potential for automatic annual Step-Ups of the GWB for a period of no less than 12 years rather than no Step-Ups.  The annual Step-Ups may result in a higher GWB and, subsequently, a higher GAWA.  You will also be receiving the same GAWA percentage of 5% for AutoGuard 5, and a higher GAWA percentage of 6% for AutoGuard 6, instead of the current 5% you are receiving under your 5% GMWB Without Step-Up.  However, as stated above, you will be increasing the cost of your GMWB when converting to the new benefit.

Converting your 5% GMWB Without Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  It would also be advantageous if you desire lifetime income versus a return of premium guarantee.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your 5% GMWB Without Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector”).  The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 5 and 6 for the Step-Ups and examples 8 and 9 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;
The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday).  If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Conversion.  You may convert this 5% for Life GMWB With Annual Step-Up to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% for Life GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 5% for Life GMWB With Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% for Life GMWB With Annual Step-Up.  Converting your 5% for Life GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  Additionally, the For Life Guarantee is effective on the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option, instead of the attained age of 65 under your 5% for Life GMWB With Annual Step-Up.  Furthermore, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your 5% for Life GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”).  The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.
This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday).  If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

●
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)   In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawal in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.
Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

Conversion.  You may convert this 5% for Life GMWB With Bonus and Annual Step-Up to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% for Life GMWB With Bonus and Annual Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  Depending on the age at which you convert, the charge of LifeGuard Freedom 6 GMWB may be higher than that currently charged for this 5% for Life GMWB With Bonus and Annual Step-Up.  The charge of LifeGuard Freedom 6 GMWB with Joint Option will be higher than that currently charged for this For Life GMWB With Bonus and Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% for Life GMWB With Bonus and Annual Step-Up.  Converting your 5% for Life GMWB With Bonus and Annual Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  Additionally, the For Life Guarantee is effective on the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option, instead of the attained age of 60 (attained age 65 if this GMWB was added to your Contract prior to December 3, 2007) under your 5% for Life GMWB With Bonus and Annual Step-Up.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.  Conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  Depending on the age at which you convert, you may be increasing the cost of your GMWB when converting to LifeGuard Freedom 6 GMWB.  And you will be increasing the cost of your GMWB when converting to LifeGuard Freedom 6 GWMB with Joint Option.

Finally, the new GWB upon any conversion of your 5% for Life GMWB With Bonus and Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus”).  The following description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 8 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday).  If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

●
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.  During the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.  Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:
●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
○
The Beneficiary is also allowed a Step-Up.  The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the Beneficiary's election to continue the Contract is in Good Order.  Otherwise, the above rules for Step-Ups apply.

	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

Conversion.  You may convert this 5% for Life GMWB With Bonus and Five-Year Step-Up to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.
With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% for Life GMWB With Bonus and Five-Year Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 5% for Life GMWB With Bonus and Five-Year Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% for Life GMWB With Bonus and Five-Year Step-Up.  Converting your 5% for Life GMWB With Bonus and Five-Year Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  Additionally, the For Life Guarantee is effective on the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option, instead of the attained age of 65 under your 5% for Life GMWB With Bonus and Five-Year Step-Up.  Furthermore, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your 5% for Life GMWB With Bonus and Five-Year Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Protector With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups and example 10 for the For Life Guarantee.

PLEASE NOTE:  EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life's 65th birthday.  If the youngest Covered Life is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the Contract Value will be adjusted by the difference between the charges actually paid and the charges that would have been paid assuming the correct age.  Future GMWB charges will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and, if added prior to January 16, 2007, it cannot be canceled except by a spousal Beneficiary, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  If this GMWB is added on January 16, 2007 or later, then it cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB)(the GMIB is no longer offered as of January 16, 2007) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the maximum of the Guaranteed Annual Withdrawal Amount (GAWA) or the required minimum distribution.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and in Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force and before the Income Date, this GMWB terminates without value unless continued by the spouse.  Please see pages 105 and 105 for information regarding the required ownership and Beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint 5% For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life and the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date.  If the For Life Guarantee is not already in effect and the surviving spouse is a Covered Life, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest original Covered Life's 65th birthday, and the above rules for the For Life Guarantee apply.  The effective date of the For Life Guarantee will be set on the effective date of the endorsement.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.
○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

	○	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●	Continue the Contract without this GMWB (GMWB is terminated) if the GMWB was added to the Contract prior to January 16, 2007. Thereafter, no GMWB charge will be assessed.
●
Continue the Contract without this GMWB (GMWB is terminated) if this GMWB was added to the Contract on January 16, 2007 or later and if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.
Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract in which this GMWB was added prior to January 16, 2007, if the spousal Beneficiary elects to continue the Contract without the GMWB;
●
The Continuation Date on a Contract in which this GMWB was added on January 16, 2007 or later, if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Conversion.  You may convert this Joint 5% for Life GMWB With Annual Step-Up to the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  In addition, Covered Lives must remain the same upon conversion.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the Joint 5% for Life GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this Joint 5% for Life GMWB With Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your Joint 5% for Life GMWB With Annual Step-Up.  Converting your Joint 5% for Life GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  Additionally, the For Life Guarantee is effective on the Contract Anniversary on or immediately following the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option, instead of the attained age of 65 under your Joint 5% for Life GMWB With Annual Step-Up.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.
Finally, the new GWB upon any conversion of your Joint 5% for Life GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up (“LifeGuard Protector Plus With Joint Option”).  The description of this GMWB is supplemented by the examples in Appendix E, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and examples 9 and 10 for the For Life guarantee.

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Contracts with joint Owners only, if the joint Owners are spouses (as defined under the Internal Revenue Code), this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The joint Owner's life who dies last (the “For Life Guarantee”) if the For Life Guarantee is in effect;

This GMWB is limitedly available for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.  This GMWB is not available for tax-qualified Contracts.

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest joint Owner's 65th birthday.  If the youngest joint Owner is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required and both Owners must be within the eligible age range); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the Guaranteed Annual Withdrawal Amount (GAWA).  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the applicable recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value from the GWB when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA.  The two tables below clarify what happens in either instance.  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the GAWA.  You may withdraw the GAWA all at once or throughout the Contract Year.  Withdrawing less than the GAWA in a Contract Year does not entitle you to withdraw more than the GAWA in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the GAWA in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about your non-qualified Contract, please see “Non-Qualified Contracts – Withdrawals and Income Payments” beginning on page 223.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.
Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.  During the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of any joint Owner, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the first Owner's death, the Beneficiary who is the Owner's spouse (joint Owner) may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date.  Otherwise, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest joint Owner's 65th birthday, and the above rules for the For Life Guarantee apply.  The effective date of the For Life guarantee will be set on the effective date of the endorsement.

	○	Continuing the Contract with the GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
	○	A new joint Owner may not be added if a surviving spouse continues the Contract.
●	Continue the Contract without this GMWB (GMWB is terminated).
●	Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of any joint Owner, unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee);

●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.
Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 7. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest joint Owner's 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

Conversion.  You may convert this Joint 5% for Life GMWB With Bonus and Five-Year Step-Up to the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  In addition, Covered Lives must remain the same upon conversion.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the Joint 5% for Life GMWB With Bonus and Five-Year Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this Joint 5% for Life GMWB With Bonus and Five-Year Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your Joint 5% for Life GMWB With Bonus and Five-Year Step-Up.  Converting your Joint 5% for Life GMWB With Bonus and Five-Year Step-Up to LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups. Additionally, the For Life Guarantee is effective on the Contract Anniversary on or immediately following the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option, instead of the attained age of 65 under your Joint 5% for Life GMWB With Bonus and Five-Year Step-Up.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your Joint 5% for Life GMWB With Bonus and Five-Year Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.
There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.
Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –
The GWB equals Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted)
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.
Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Conversion.  You may convert this For Life GMWB With Annual Step-Up to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the For Life GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of LifeGuard Freedom 6 GMWB will the same as that currently charged for this For Life GMWB With Annual Step-Up.  The charge of LifeGuard Freedom 6 GMWB with Joint Option will be higher than that currently charged for this For Life GMWB With Bonus and Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your For Life GMWB With Annual Step-Up.  Converting your For Life GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  In addition, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to LifeGuard Freedom GWMB with Joint Option.  Furthermore, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option instead of on the effective date of the endorsement under your For Life GMWB With Annual Step-Up.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your For Life GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 10 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 125 regarding the required ownership and Beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect, at least one Covered Life remains alive and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but not less frequently than annually.  If you die before all scheduled payments are made, then your Beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

	○	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of death.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Conversion.  You may convert this Joint For Life GMWB With Annual Step-Up to the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  In addition, Covered Lives must remain the same upon conversion.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the Joint For Life GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this Joint For Life GMWB With Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your Joint For Life GMWB With Annual Step-Up.  Converting your Joint For Life GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option instead of on the effective date of the endorsement under your For Life GMWB With Annual Step-Up.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your Joint For Life GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”). The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)   In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.
The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).
Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.
Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

● The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;
The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

● Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).
Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 143 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse it not a Covered Life, the GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest Covered Life's 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

  For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”).  The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.  This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday,

Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)
Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.
Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.
Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.85%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 162 of this supplement regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix E for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”).

This is a new Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options.  This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.  This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary.  This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200 % Guaranteed Withdrawal Balance Adjustment.  (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".)  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB adjustment.  Since the GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50% (1.20% if this endorsement is added to the Contract before September 28, 2009).  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit.  Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this contract’s basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Anniversary Value Death Benefit, etc.).  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets.  This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix F.  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value.  Transfers from Fixed Account Options will be subject to an Excess Interest Adjustment, if applicable.  There is no Excess Interest Adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix F for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB’s benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix E.  Please also see the Transfer of Assets Methodology in Appendix F, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Options.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Options according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Guaranteed Minimum Withdrawal Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GMWB death benefit is void and will not be included in the continuation adjustment.
	○	The GWB adjustment provision is void.
	○	The Bonus provision is void.
	○	Step-Ups will continue as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
	○	The Liability factors for the transfer of assets formulas (see Appendix F) will continue to be based on the duration since the effective date of the GMWB endorsement.
	○	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.
○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

	○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.
●	Continue the Contract without this GMWB (GMWB is terminated).
	○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
	○	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract year during the Bonus Period causes the bonus not be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options.  This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix E, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;
The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary.  This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.
Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix E and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.
When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of either Covered Life's falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".)  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix E.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix E for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB adjustment will be of no benefit.  Since the GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both covered lives are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.85% (1.50% if this endorsement is added to the Contract before September 28, 2009).  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

GMWB Death Benefit.  Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Anniversary Value Death Benefit, etc.).  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets.  This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix F.  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Options and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value.  Transfers from Fixed Account Options will be subject to an Excess Interest Adjustment, if applicable.  There is no Excess Interest Adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix F for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix E.  Please also see the Transfer of Assets Methodology in Appendix F, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Options.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Options according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change.  However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no Excess Interest Adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.
If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

○
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse  is not a Covered Life, the GWB adjustment is null and void.

○
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules above.  The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base Step-Up, or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
The Liability factors for the transfer of assets formulas (see Appendix F) will continue to be based on the youngest Covered Life's attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

	○	If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

	○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.
●	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.
	○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
	○	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Options based on the current premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
○
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

●	The date the Contract Value is zero.
This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life.  If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 5”).  The examples in Appendix E supplement the description of this GMWB.

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”);

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
○
For Contracts to which this GMWB is added from January 17, 2006 through April 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 60 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code (IRC).  Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA equals 5% of the GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distributions under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD requirement for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD requirements without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix E supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated because the For Life Guarantee is invalidated, equaling the lesser of:
	●	The GAWA before the withdrawal;
	●	The GWB after the withdrawal; Or
	●	5% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement.

If you exceed the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA), one time with your withdrawals, then the For Life Guarantee is void and cannot be made valid again.  From then on, this GMWB guarantees withdrawals until the GWB is depleted.  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawal may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges and recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being invalidated.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are in Appendix E, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD requirements.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.

●	On and after January 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.
●	For Contracts to which this GMWB was added before January 17, 2006, Step-Ups are only allowed during the 30-day period following a Contract Anniversary.

Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.
Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is valid and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, and the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●	Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.
	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
○
The spousal Beneficiary is also allowed a Step-Up.  The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order.  Otherwise, the above rules for Step-Ups apply.

	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The bonus is only available for Contracts to which this GMWB is added on and after January 17, 2006.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, or the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

Conversion.  You may convert this 5% for Life GMWB to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% for Life GMWB that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 5% for Life GMWB.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% for Life GMWB.  Converting your 5% for Life GMWB to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age of the Owner (or oldest Owner if joint Owners under LifeGuard Freedom 6 GMWB; or youngest Covered Life under LifeGuard Freedom 6 GMWB with Joint Option) at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your 5% for Life GMWB would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

4% For Life Guaranteed Minimum Withdrawal Benefit (“LifeGuard 4”). The examples in Appendix E supplement the description of the GMWB in varying circumstances and with specific factual assumptions.

PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”);

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
○
For Contracts to which this GMWB is added from January 17, 2006 through April 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 50 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract), the Guaranteed Minimum Income Benefit (GMIB) or the Guaranteed Minimum Accumulation Benefit (GMAB).  Subject to availability, this GMWB may be elected after the GMAB has terminated.  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is called the Guaranteed Annual Withdrawal Amount (GAWA).  Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 4% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA equals 4% of the GWB.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date.  This is why premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, which will include any previously applied Contract Enhancement, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB.  In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract.  (See Example 1 in Appendix E.)  The GWB can never be more than $5 million (including upon Step-up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than the GAWA.  The two tables below clarify what happens in either instance.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the GAWA.  You may withdraw the GAWA all at once or throughout the Contract Year.  Withdrawing less than the GAWA in a Contract Year does not entitle you to withdraw more than the GAWA in the next Contract Year.  The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

Withdrawing more than the GAWA in a Contract Year causes the GWB and the GAWA to be recalculated (see below and in Example 5 in Appendix E).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to Contract Value (less any recapture charge on any Contract Enhancement).  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal less any recapture charge on any Contract Enhancement; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated because the For Life Guarantee is invalidated, equaling the lesser of:
	●	The GAWA before the withdrawal;
	●	The GWB after the withdrawal; Or
	●	4% of the Contract Value after the withdrawal less the recapture charge on any Contract Enhancement.

If you exceed the GAWA one time with your withdrawals, then the For Life Guarantee is void and cannot be made valid again.  Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges, recapture charges, and other charges or adjustments.  Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment.  For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 18.  Withdrawals may be subject to a recapture charge on any Contract Enhancement.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax qualified and non-qualified Contracts, please see “TAXES” beginning on page 222.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	4% of the premium net of any applicable premium taxes; Or
	●	4% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix E to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	4% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.

●	On and after January 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.
●	For Contracts to which this GMWB was added before January 17, 2006, Step-Ups are only allowed during the 30-day period following a Contract Anniversary.

Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is valid and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is valid; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, and the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:
●	Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.
	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
○
The spousal Beneficiary is also allowed a Step-Up.  The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order.  Otherwise, the above rules for Step-Ups apply.

	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 222.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 62 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix E, particularly example 8.  The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The bonus is only available for Contracts to which this GMWB is added on and after January 17, 2006.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 5% and is based on a sum that may vary after this GMWB was added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 5% of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 4% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.
There are examples illustrating the bonus, in varying circumstances and with specific factual assumptions, with the 5% for Life GMWB. These examples are in the Appendices.

Conversion.  You may convert this 4% for Life GMWB to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 4% for Life GMWB that are due upon termination of the original endorsement.  Since the Contract Value includes any previously applied Contract Enhancement, we subtract any applicable recapture charge from the Contract Value to calculate the new GWB under the new endorsement; therefore, in calculating the new GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion.  (See Example 1c in Appendix E.)  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 4% for Life GMWB.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 4% for Life GMWB.  Converting your 4% for Life GMWB to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  You may also increase your GAWA percentage.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option instead of on the effective date of the endorsement under your 4% for Life GMWB.

Finally, the new GWB upon any conversion of your 4% for Life GMWB would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix E.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

Systematic Withdrawal Program.  You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase.  You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings.  Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis.  If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal.  Example 7 in Appendix E illustrates the consequences of a withdrawal preceding a Step-Up.  There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive.  You may also be subject to a withdrawal charge and an Excess Interest Adjustment.

If your Contract contains the GMAB, LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account and the GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account and GMWB Fixed Account.  Specific to the GMWB Fixed Account, a specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value.  Similarly, for Contracts with the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

Suspension of Withdrawals or Transfers.  We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	under applicable SEC rules, trading on the New York Stock Exchange is restricted;
●	under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or
●	the SEC, by order, may permit for the protection of Contract Owners.
We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account and the GMWB Fixed Account for up to six months or the period permitted by law.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us.  The Income Date is the day those payments begin.  Once income payments begin, the Contract cannot be returned to the accumulation phase.  You can choose the Income Date and an income option.  All of the Contract Value must be annuitized.  The income options are described below.

If you do not choose an income option, we will assume that you selected option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date.  You must give us written notice at least seven days before the scheduled Income Date.  Income payments must begin by your 90th birthday under a non-qualified Contract, unless otherwise approved by the Company, or by such earlier date as required by the applicable qualified plan, law or regulation.  However, if you have not yet attained or passed age 90, you may elect to change your Income Date to the Contract Anniversary on or next following your 95th birthday.  Additionally, if you already attained or passed age 90 as of April 6, 2009 and have not yet started receiving income payments, you may elect to change your Income Date to the Contract Anniversary on or next following your 100th birthday.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law).  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities.  Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions.  Unless you tell us otherwise, your income payments will be based on the fixed and variable options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually or annually.  Or you can choose a single lump sum payment.  If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income.  Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

Variable Income Payments.  If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

●	the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;
●	the amount of any applicable premium taxes, recapture charges or withdrawal charges and any Excess Interest Adjustment deducted from your Contract Value on the Income Date;
●	which income option you select; and
●
the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 3% for option 4 or 4.5% for options 1-3 and, if you select an income option with a life contingency, the age and gender of the Annuitant; however, the assumed investment rate is 3% for all options on Contracts issued on or after October 4, 2004.  State variations may apply.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time.  Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time.  If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.
If the assumed net investment rate is a lower percentage, for example, 3% versus 4.5% under a particular Annuity Option, the initial payment will be smaller if a 3% assumed net investment rate applies instead of a 4.5% assumed net investment rate, but, all other things being equal, the subsequent 3% assumed net investment rate payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select.  If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease.  Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

Income Options.  The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant).  The following income options may not be available in all states.

Option 1 - Life Income.  This income option provides monthly payments for your life.  No further payments are payable after your death.

Option 2 - Joint and Survivor.  This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.  Upon the death of either person, the monthly payments will continue during the lifetime of the survivor.  No further payments are payable after the death of the survivor.
Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments.  This income option provides monthly payments for the Annuitant's life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period.  This income option provides monthly payments for any number of years from 5 to 30.  If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Additional Options - We may make other income options available.

No withdrawals are permitted during the income phase under an income option that is life contingent.

Guaranteed Minimum Income Benefit (“FutureGuard”).

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.  Please note that on and after May 16, 2009, we will no longer accept subsequent premium payments for contracts to which this Guaranteed Minimum Income Benefit (“GMIB”) endorsement is attached.

This optional GMIB endorsement guarantees a minimum fixed income benefit (under certain life contingent options) after a period of at least 10 Contract Years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase.  The guarantee is different depending on when you purchased a Contract.

This benefit is only available if

●	you elect it prior to your Contract's Issue Date;
●	the Annuitant is not older than age 75 on the Issue Date; and
●
you exercise it on or within 30 calendar days of your 10th, or any subsequent, Contract Anniversary but in no event later than the 30 calendar day period following the Contract Anniversary immediately following the Annuitant's 85th birthday.

The GMIB will terminate and will not be payable at the earliest of:

●	the Income Date (if prior to the effective date of the GMIB);
●	the 31st calendar day following the Contract Anniversary immediately after the Annuitant's 85th birthday;
●	the date you make a total withdrawal from the Contract;
●	upon your death (unless your spouse is your Beneficiary, elects to continue the Contract and is eligible for this benefit); or
●	if the Owner is not a natural person, upon the death of the Annuitant.

Once elected, the GMIB cannot be terminated in any other way while your Contract is in force.

You have the option of taking the GMIB instead of the other income options described above.  Your monthly income option payments will be calculated by applying the “GMIB Benefit Base” (described below) to the annuity rates in the table of guaranteed purchase rates attached to the GMIB endorsement.  The only types of income payments available under the GMIB are life contingent fixed annuity income payments.  The fixed annuity payment income options currently available are:

Option 1 - Life Income,

Option 2 - Joint and Survivor,

Option 3 - Life Annuity with 120 Monthly Periods Guaranteed, and

Option 4 - Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed.

No other income options will be available, and no partial annuitizations will be allowed.

After the 10th Contract Anniversary or any subsequent Contract Anniversary, the Contract Owner must exercise this option prior to the Income Date.  The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 Contract Years.  Please consult a tax advisor on this and other matters of selecting income options.

The GMIB only applies to the determination of income payments under the income options specified above.  It is not a guarantee of Contract Value or performance.  This benefit does not enhance the amounts paid in any withdrawals or death benefits.  You will not receive any benefit under this endorsement if you make a total withdrawal of your Contract Value.

Both the amount of the GMIB and the quarterly charge for the GMIB (described above in the Charges section) are based upon an amount called the “GMIB Benefit Base.”  The GMIB Benefit Base is the greater of (a) or (b), where:

(a) is the Roll-Up Component which is equal to:

●	all premiums you have paid (net of any applicable premium taxes); plus
●	any Contract Enhancements credited on or before the business day the GMIB Benefit Base is being calculated; minus
●	an adjustment (described below) for any withdrawals (including any applicable charges and Excess Interest Adjustments to those withdrawals);

compounded at an annual interest rate of 5% from the Issue Date until the earlier of the Annuitant's 80th birthday or the exercise date of the GMIB.

For Contracts issued before May 2, 2005, with the Roll-Up Component, any taxes incurred and the following charges are also subtracted from your premiums and Contract Enhancements: annual contract maintenance charges; transfer charges; and any applicable non-asset based Contract charges due (other than the GMIB charge) under any optional endorsement.

All adjustments for Premiums and Contract Enhancements are made on the date of the Premium payment.  All withdrawal adjustments are made at the end of the Contract Year and on the exercise date of the GMIB.  For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal).  After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary is the Roll-Up Component immediately prior to the excess withdrawal multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawal (including any applicable charges and adjustments to such excess withdrawal).  In calculating the withdrawal adjustment, the Issue Date is considered a Contract Anniversary.  Generally, the larger the withdrawal, the greater the impact on the GMIB Benefit Base.  Please note also that when the Contract Value is greater than the Roll-Up Component, dollar for dollar withdrawals would result in a larger withdrawal adjustment than would proportional withdrawals.  However, all withdrawals will be processed as described above, regardless of the level of the Contract Value.

For example, the calculations for a Contract issued with an initial Premium payment of $10,000, the Guaranteed Minimum Income Benefit, and a 4% Contract Enhancement would be as follows.  Assume the Owner takes a gross withdrawal during the Contract Year of $400, which is less than 5% of the Roll-Up Component as of the previous Contract Anniversary and therefore treated as a dollar-for-dollar withdrawal at the end of the Contract Year.  The Roll-Up Component of the GMIB Benefit Base at the end of the year will be equal to the Premium and Contract Enhancement accumulated at 5% to the end of the year; less the withdrawal adjustment of $400 made at the end of the year.  The resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05  - $400 = $10,520.  (If your Contract was issued before May 2, 2005, then annual contract maintenance charges are also subtracted, and the resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05 - $35 - $400 = $10,485.)  These examples do not take into account taxes.

and (b) is the Greatest Contract Anniversary Value Component and is equal to:

●	the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday; minus
●	an adjustment (described below) for any withdrawals after that Contract Anniversary (including any applicable charges and Excess Interest Adjustments for those withdrawals); plus
●	any premiums paid (net of any applicable premium taxes) after that Contract Anniversary; minus
●	any annual contract maintenance charge, transfer charge, and any applicable non-asset based charges due under any optional endorsement deducted after that Contract Anniversary; and minus
●	any taxes deducted after that Contract Anniversary.

All of the applicable listed events and their adjustments are made on the date of the transaction.  The withdrawal adjustment is the Greatest Contract Anniversary Value Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments for such withdrawals).

Neither component of the GMIB Benefit Base will ever exceed:

●	200% of premiums paid (net of any applicable premium taxes and excluding premiums paid in the 12 months prior to the date the GMIB is exercised); minus
●	any withdrawals (including related charges and adjustments) deducted since the issuance of the Contract.

For Contracts issued before May 2, 2005, with both components of the GMIB Benefit Base, any taxes incurred and the following charges are also subtracted from your premiums: annual contract maintenance charges; transfer charges; and any non-asset based Contract charges due under any optional endorsement.  The applicability of this limitation will be determined after the calculation of each component of the GMIB Benefit Base.

If you are the Annuitant under your Contract and your spouse continues the Contract after your death, your spouse will become the Annuitant and will continue to be eligible for the GMIB as long as he or she would have been eligible as an Annuitant when your Contract was issued and is age 84 or younger.  If your spouse does not satisfy those criteria, then the GMIB will terminate and the charge for the GMIB will be discontinued.  Similarly, if an Owner who is a natural person is not the Annuitant and the Annuitant dies, you (the Owner) may select a new Annuitant (who must be a person eligible to be an Annuitant on the Issue Date and is age 84 or younger).  If the new Annuitant in that situation does not satisfy those criteria then the GMIB will terminate and the GMIB charge discontinued.  In the event of joint Annuitants, the age of the youngest Annuitant will be used for all these determinations.  Changing an Annuitant or selecting a new Annuitant while the current Annuitant is still living is not allowed.

Among other requirements applicable to Contracts issued to entities/Owners, the use of multiple Contracts by related entities to avoid maximum premium limits is not permitted.  Selection of the GMIB, with multiple Contracts or otherwise, is subject to our administrative rules designed to assure its appropriate use.  We may update these rules as necessary.

You may not elect both the GMIB and a GMWB, and you may not elect to add a GMWB after the Issue Date to a Contract with the GMIB.  You may also not elect both the GMIB and GMAB.

DEATH BENEFIT

The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase.  Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state.  For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center.  Our contact information is on the first page of this prospectus.  With the exception of LifeGuard Freedom 6 DB, which may be selected after the Contract has been issued but only in conjunction with the purchase of the LifeGuard Freedom 6 GMWB, the optional death benefits are only available upon application or upon conversion (if conversion is permitted).  In addition,, once an optional death benefit is chosen, it cannot be canceled except upon conversion, (if conversion is permitted).

The effects of any GMWB on the amount payable to your Beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB.  Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.

The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, proof of death and a completed claim form from the Beneficiary of record (if there are multiple Beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary).  Payment will include interest to the extent required by law.  The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the other death benefit endorsements.  If you have a guaranteed minimum death benefit, the amount by which the guaranteed minimum death benefit exceeds the account value will be put into your account as of the date we receive all required documentation from the Beneficiary of record and will be allocated among the Investment Divisions and Fixed Account according to the current allocation instructions on file for your account as of that date.  Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

Basic Death Benefit. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit.  If you have a joint Owner, the death benefit will be paid when the first joint Owner dies.  The surviving joint Owner will be treated as the Beneficiary.  Any other Beneficiary designated will be treated as a contingent Beneficiary.  Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

The death benefit equals the greater of:

●	your Contract Value on the date we receive all required documentation from your Beneficiary; or
●
the total premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges and adjustments), in the same proportion that the Contract Value was reduced on the date of the withdrawal.  For Contracts issued before October 4, 2004, the withdrawal adjustment is equal to the dollar amount of the withdrawal, and this component of the death benefit would be further reduced by any annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and premium taxes.

Earnings Protection Benefit (“EarningsMax”). The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death.  If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value, including any Contract Enhancement, exceeds the remaining premiums (premiums not previously withdrawn).  If the earnings amount is negative, i.e., the total remaining premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid.  In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial premium if you die in the first Contract Year).

As described below, if your spouse exercises the Special Spousal Continuation Option upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit.  If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse's death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death.  In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in “Special Spousal Continuation Option” beginning on page 222).  In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the Continuation Adjustment plus remaining premiums paid on or after the Continuation Date (excluding remaining premiums paid within 12 months of your spouse's death).

You must elect the Earnings Protection Benefit when you apply for your Contract.  Once elected, the benefit may not be terminated.  However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

No Earnings Protection Benefit (other than a “Continuation Adjustment” described below in “Special Spousal Continuation”) will be paid:

●	if your Contract is in the income phase at the time of your death;
●	if there are no earnings in your Contract; or
●	if your spouse exercises the Special Spousal Continuation Option (described below) and either
○ is age 76 or older at the Continuation Date or
○ elects to discontinue the Earnings Protection Benefit.

The Earnings Protection Benefit may not be available in your state.  See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

Optional Death Benefits.  Several optional death benefits are available, in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance, particularly with respect to the Investment Division, and the impact that poor investment performance could have on the amount of the basic death benefit.  Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract's basic death benefit before selecting an optional death benefit.  Except for LifeGuard Freedom 6 DB, all optional death benefits are available if you are 79 years of age or younger on the Contract's Issue Date.  The LifeGuard Freedom 6 DB is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB and only if the Owner is 75 years of age or younger on the date the endorsement is added to the Contract.  The older you are at the time of selection, the less advantageous it would be for you to select an optional death benefit.  These optional death benefits are subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

Depending on when and in what state you applied for the Contract, the availability of an optional death benefit may have been different; how an optional death benefit is calculated varies; and we may have referred to an optional death benefit by a different name – all as noted below.

For purposes of these optional death benefits, “Net Premiums” are defined as your premium payments net of premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal.  Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%.  Similarly, with the “Highest Anniversary Value” component, the adjustment to your Contract Value for any withdrawals (including applicable charges and deductions) will have occurred proportionally at the time of the withdrawals.  For Contracts issued before October 4, 2004, your premium payments are further reduced by the annual contract maintenance charges, transfer charges, the charges for any optional benefit endorsements, and taxes.  Also for Contracts issued before October 4, 2004, certain withdrawal adjustments are instead equal to the dollar amount of your withdrawals.  Please see the calculations for the optional death benefits purchased before May 2, 2005, beginning on page 219, for more information.

Following are the calculations for the optional death benefits on and after May 2, 2005.  For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

5% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

4% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued; or
(c)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.  For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(d)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes), subsequent to that Contract Anniversary.  For contracts issued on or after January 16, 2007, Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary will not be deducted from your greatest Contract Value.

However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date.  Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

Combination 4% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
(c)
your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, plus your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

(d)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

PLEASE NOTE:  EFFECTIVE JANUARY 16, 2007, THE 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

LifeGuard Freedom DB, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	The Contract's Basic Death Benefit (see the description above); or
(b)	The GMWB Death Benefit

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THE LIFEGUARD FREEDOM DB ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom DB is only available in conjunction with the purchase of the LifeGuard Freedom GMWB.  At election, the GMWB Death Benefit equals the LifeGuard Freedom GMWB Guaranteed Withdrawal Balance (GWB).  If you select the LifeGuard Freedom GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of any applicable premium taxes and adjusted for any subsequent premium payments and withdrawals.  If the LifeGuard Freedom GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  Election of LifeGuard Freedom DB after issue is only permitted if another optional death benefit endorsement has not been elected, unless you convert to LifeGuard Freedom DB from Highest Anniversary Value Death Benefit.  In addition, if you convert to LifeGuard Freedom GMWB from another Guaranteed Minimum Withdrawal Benefit, LifeGuard Freedom DB is not available unless you are converting from the older version of LifeGuard Freedom GMWB to the newer version of LifeGuard Freedom GMWB.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) the LifeGuard Freedom GMWB Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged.  If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.00.

The GMWB Death Benefit is not adjusted upon step-up, the application of the GWB adjustment or the application of any bonus.  The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

For more information about how the LifeGuard Freedom GMWB works, including how the GWB and GAWA are calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 133

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 or later (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

●
Life Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

●
Specified Period Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.
If, under this income option, the Owner is not deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner along with the remaining GWB.

●
Life Income.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Joint and Survivor.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Life Annuity With at Least 120 or 240 Monthly Payments.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

LifeGuard Freedom 6 DB, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	The Contract's Basic Death Benefit (see the description above); or
(b)	The GMWB Death Benefit

The LifeGuard Freedom 6 DB is only available in conjunction with the purchase of the LifeGuard Freedom 6 GMWB and only if the Owner is 75 years of age or younger on the date the endorsement is added to the Contract.  At election, the GMWB Death Benefit equals the LifeGuard Freedom 6 GMWB Guaranteed Withdrawal Balance (GWB).  If you select the LifeGuard Freedom 6 GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of any applicable premium taxes and adjusted for any subsequent premium payments and withdrawals.  If the LifeGuard Freedom 6 GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  Election of LifeGuard Freedom 6 DB after issue is only permitted if another optional death benefit endorsement has not been elected.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) the LifeGuard Freedom 6 GMWB Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged.  If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.00.

In addition, on the 7th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit.

The GMWB Death Benefit is not adjusted upon step-up of the LifeGuard Freedom 6 GMWB GWB, the application of the GWB adjustment or the application of any bonus.  The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

For more information about how the LifeGuard Freedom 6 GMWB works, including how the GWB and GAWA are calculated, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 154.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments.  If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable.  However, if the Income Date is on the date the Owner attains age of 95 or later (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

●
Life Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

●
Specified Period Income of the GAWA.  If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.
If, under this income option, the Owner is not deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner along with the remaining GWB.

●
Life Income.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Joint and Survivor.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

●
Life Annuity With at Least 120 Monthly Payments.  If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant's death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:
(a) = the GMWB Death Benefit on the Income Date; and
(b) = the Contract Value on the Income Date.

Following are the calculations for the optional death benefits before May 2, 2005.  For purposes of these calculations, amounts in (c) and (d) of the roll-up and combination death benefits are limited to 250% of your total Net Premiums; however, this limitation does not include the amount payable with the Earnings Protection Benefit.  For more information, please see “Earnings Protection Benefit” beginning on page 213.  We will not permit you to use multiple Contracts to try to circumvent this limitation.

5% Roll-up Death Benefit (5% Compounded Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)	total Net Premiums since your Contract was issued, compounded at 5% per annum; or
(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 5% per annum.

However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date.

4% Roll-up Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)	total Net Premiums since your Contract was issued, compounded at 4% per annum; or
(d)	your Contract Value at the end of your seventh Contract Year, plus your total Net Premiums since your seventh Contract Year, compounded at 4% per annum.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

Highest Anniversary Value Death Benefit (Maximum Anniversary Value Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit (Combination Death Benefit), changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)	total Net Premiums since your Contract was issued, compounded at 5% per annum; or
(d)	your Contract Value at the end of your seventh Contract year, plus your total Net Premiums since your seventh Contract year, compounded at 5% per annum; or
(e)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary).

However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date.

Combination 4% Roll-up and Highest Anniversary Value Death Benefit, changes your basic death benefit to the greatest of:

(a)	your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
(b)	total Net Premiums since your Contract was issued (for Contracts issued before October 4, 2004, premium withdrawal adjustments are equal to the dollar amount of your withdrawals); or
(c)	total Net Premiums since your Contract was issued, compounded at 4% per annum; or
(d)	your Contract Value at the end of your seventh Contract Year, plus your total Net Premiums since your seventh Contract Year, compounded at 4% per annum; or
(e)
your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, minus any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

Payout Options.  The basic death benefit and the optional death benefits, can be paid under one of the following payout options:

●	single lump sum payment; or
●	payment of entire death benefit within 5 years of the date of death; or
●
payment of the entire death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy, with the balance of the death benefit payable to the Beneficiary.  Any portion of the death benefit not applied under an income option within one year of the Owner's death, however, must be paid within five years of the date of the Owner's death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time.  The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death.  If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days.  If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name.  For more information, please see “Special Spousal Continuation Option” beginning on page 222.

Pre-Selected Payout Options.  As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date.  However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary.  If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract.  This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code.  If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death.  The Pre-selected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time.  Moreover, we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value.  We calculate this amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary's written request to continue the Contract (the “Continuation Date”).  We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse.  The Special Spousal Continuation Option may not be available in your state.  See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract.  The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate most of the optional benefits you elected.  However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse's death.  The GMIB will terminate upon your death (and no further GMIB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract.  For more information, please see “Guaranteed Minimum Income Benefit” beginning on page 210.  Similarly, a GMWB will also terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract.  For more information, please see the respective GMWB subsections in this prospectus.

Unless your spouse discontinues the Earnings Protection Benefit on the Continuation Date, charges for the benefit will be deducted even though no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued.

The Special Spousal Continuation Option is available to elect one time on the Contract.  However, if you have elected the Pre-Selected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code.  The Pre-Selected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date.  If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death.  If you die, the Beneficiary becomes the Owner.  If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary.  Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.  A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant.  If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules.  If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant.  However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected.  Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

TAXES

The following is only general information and is not intended as tax advice to any individual.  Additional tax information is included in the SAI.  You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts.  If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified Contract.  Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral.  You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified Contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation.  Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal, including withdrawals under any GMWB you may elect, or an income payment) is made from the Contract.  This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person).  Loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract.  Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments.  Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract.  In contrast, a part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of premium.  The balance of each income payment is taxable as ordinary income.  The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made.  Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income.  Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract.  This penalty tax will not apply to any amounts:

●	paid on or after the date you reach age 59 1/2;
●	paid to your Beneficiary after you die;
●	paid if you become totally disabled (as that term is defined in the Code);
●
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

●	paid under an immediate annuity; or
●	which come from premiums made prior to August 14, 1982.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a “designated Beneficiary” is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary and such distributions begin within one year of that Owner's death.  The Owner's “designated Beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the Owner's “designated Beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments.  The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts.  The Code also imposes required minimum distributions for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract.  These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI.  Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities.  The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities.  Withdrawals can only be made when an Owner:

●	reaches age 59 1/2;
●	leaves his/her job;
●	dies;
●	becomes disabled (as that term is defined in the Code); or
●	experiences hardship. However, in the case of hardship, the Owner can only withdraw the premium and not any earnings.

Withdrawals – Roth IRAs.  Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity.  Qualified distributions from Roth IRA annuities are entirely federal income tax free.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

Constructive Withdrawals – Investment Adviser Fees.  Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.  In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes.  Under the facts in these Rulings:

●	there was a written agreement providing for payments of the fees solely from the annuity Contract,
●	the Contract Owner had no liability for the fees, and
●	the fees were paid solely from the annuity Contract to the adviser.

Extension of Latest Income Date. If you do not annuitize your non-qualified Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes.  The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year of your Latest Income Date.  In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time.  Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

Death Benefits.  None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

Assignment.  An assignment of your Contract will generally be a taxable event.  Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended.  These limits are summarized in the SAI.  You should consult your tax adviser prior to making any assignment of your Contract.

Diversification.  The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract.  We believe that the underlying investments are being managed so as to comply with these requirements.  A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control.  In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the Owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, Contract or agreement between the Contract Owner and Jackson regarding the availability of a particular investment option and other than the Contract Owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects.  The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract offers 95 Investment Divisions and at least one Fixed Account Option, although a Contract Owner’s Contract Value can be allocated to no more than 18 fixed and variable options at any one time.  The second difference is that the Owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the Owner of a variable contract is to be treated as the Owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld.  Some states have enacted similar rules.  Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments.  Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's Beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution;
(c)	a hardship withdrawal; or
(d)	the non-taxable portion of a distribution.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal (DAC) tax charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging.  If the amount allocated to the Investment Divisions plus the amount allocated to Fixed Account Option is at least $15,000, you can arrange to have a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions and other Fixed Account Options from the one-year Fixed Account Option or any of the Investment Divisions.  If the Fixed Account Options are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions.  In the case of transfers from the one-year Fixed Account Option or Investment Divisions with a stable unit value to the Investment Divisions, this can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase.  Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.  There is no charge for Dollar Cost Averaging.  Certain restrictions may apply.

Dollar Cost Averaging Plus (DCA+).  The DCA+ Fixed Account Option is a “source account” designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Fixed Account Options.  The DCA+ Fixed Account Option is credited with an enhanced interest rate.  If a DCA+ Fixed Account Option is selected, monies in the DCA+ Fixed Account Option will be systematically transferred to the Investment Divisions or other Fixed Account Options chosen over the DCA+ term selected.  There is no charge for DCA+.  You should consult your Jackson representative with respect to the current availability of the Fixed Account Options and the availability of DCA+.

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the one year Fixed Account Option, if currently available, and the Money Market Investment Division).  There is no charge for Earnings Sweep.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages.  Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.  There is no charge for Rebalancing.

You may cancel a Dollar Cost Averaging, Earnings Sweep or Rebalancing program using whatever methods you use to change your allocation instructions.

Free Look. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it.  We will return

●	the Contract Value, plus
●	any fees (other than asset-based fees) and expenses deducted from the premiums, minus
●	any applicable Contract Enhancement recapture charges.

We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract or the date you return it to the selling agent.  We will return premium payments where required by law.  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising.  From time to time, we may advertise several types of performance of the Investment Divisions.

●	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.
●	Standardized average annual total return is calculated in accordance with SEC guidelines.
●
Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return.  For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

●	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period.  Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features.  The deduction of withdrawal charges and/or the charges for optional features would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP).  Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code.  In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education.  The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved Contract or vendor during the period of ORP participation.  These requirements will apply to any other jurisdiction with comparable requirements.

Modification of Your Contract.  Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract.  Any change or waiver must be in writing.  We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

Legal Proceedings.  Jackson is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products.  These matters are sometimes referred to as market conduct litigation.  The market conduct litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from Jackson during periods ranging from 1981 to present.  Jackson has retained national and local counsel experienced in the handling of such litigation.  To date, such litigation has either been resolved by Jackson on a non-material basis, or is being vigorously defended.  Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable.  Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2009, for information concerning such amounts that have been accrued.  At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.

PRIVACY POLICY

Collection of Nonpublic Personal Information. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

●	Information we receive from you on applications or other forms;
●	Information about your transactions with us;
●	Information we receive from a consumer reporting agency;
●	Information we obtain from others in the process of verifying information you provide us; and
●	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information. We will not disclose our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law.  To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your Contract and process the transactions and services you request.  We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications.  Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested.  These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

You should know that your representative is independent of Jackson.  He or she is responsible for the use and security of information you provide him or her.  Please contact your representative if you have questions about his or her privacy policy.

Security to Protect the Confidentiality of Nonpublic Personal Information.  We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information.  Our practices of safeguarding your information help protect against the criminal use of the information.  Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to our employees, agents and contractors.  We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	2
Services	2
Purchase of Securities Being Offered	7
Underwriters	7
Calculation of Performance	7
Additional Tax Information	9
Annuity Provisions	19
Net Investment Factor	20
Condensed Financial Information	20

APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®” and “Jackson®” are trademarks or service marks of Jackson National Life Insurance Company.

 “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM,” “The DowSM” and “the Dow 10SM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME Group Index Holdings LLC (“CME”) and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company®.  Dow Jones, CME and their respective affiliates have no relationship to the JNL Variable Fund LLC and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average (DJIA) and their respective service marks for use in connection with the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

Dow Jones, CME and their respective affiliates do not:
●
Sponsor, endorse, sell or promote the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Recommend that any person invest in the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Consider the needs of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or the owners of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund. Specifically,

●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
●
The results to be obtained by the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund, the owners of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the indexes and trademarks referred to above by Jackson National Life Insurance Company® and Dow Jones is solely for the benefit of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund and not for any other third parties.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “S&P500 Index®,” “S&P MidCap 400 Index®,” and the “S&P SmallCap 600 Index®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Jackson.  The JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P® 10 Fund, the JNL/Mellon Capital Management S&P® SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management S&P® 24 Fund and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor’s Index  are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in these Funds.  Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P.  S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund.  Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX B

CONTRACT ENHANCEMENT RECAPTURE CHARGE PROSPECTUS EXAMPLES

Example 1 using the Base Withdrawal Charge Schedule
100,000.00	: Premium
6.00%	: Withdrawal Charge Year 4
4.00%	: Contract Enhancement
2.50%	: Recapture Charge Year 4
5.50%	: Net Return

At end of Year 4
128,837.76	: Contract Value at end of year 4
100,000.00	: Net Withdrawal requested

28,837.76	: Earnings
77,772.94	: Premium withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
106,610.70	: Total Gross Withdrawal

106,610.70	: Total Gross Withdrawal
-4,666.38	: Withdrawal Charge
-1,944.32	: Recapture Charge
100,000.00	: Total Net Withdrawal

Example 2 using the Base Withdrawal Charge Schedule
10/1/05
100,000.00	: Premium
7.00%	: Withdrawal Charge Contribution Year 3
2.50%	: Recapture Charge Contribution Year 3
12/1/05
100,000.00	: Premium
8.00%	: Withdrawal Charge Contribution Year 2
4.00%	: Recapture Charge Contribution Year 2

4.00%	: Contract Enhancement
0.00%	: Net Return

11/1/07
208,000.00	: Contract Value
150,000.00	: Net Withdrawal Requested

8,000.00	: Earnings
12,000.00	: 10% Additional Free Withdrawal amount
100,000.00	: Premium 1 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
44,886.36	: Premium 2 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
164,886.36	: Total Gross Withdrawal

164,886.36	: Total Gross Withdrawal
-7,000.00	: Withdrawal Charge from Premium 1
-2,500.00	: Recapture Charge from Premium 1
-3,590.91	: Withdrawal Charge from Premium 2
-1,795.45	: Recapture Charge from Premium 2
150,000.00	: Total Net Withdrawal

Example 3 Using The Base Withdrawal Charge Schedule
100,000.00	: Premium
6.00%	: Withdrawal Charge Year 4
5.00%	: Contract Enhancement
3.00%	: Recapture Charge Year 4
5.50%	: Net Return

At end of Year 4
130,076.59	: Contract Value at end of year 4
100,000.00	: Net Withdrawal requested

30,076.59	: Earnings
76,838.91	: Premium withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
106,915.50	: Total Gross Withdrawal

106,915.50	: Total Gross Withdrawal
-4,610.33	: Withdrawal Charge
-2,305.17	: Recapture Charge
100,000.00	: Total Net Withdrawal

Example 4 Using The Base Withdrawal Charge Schedule
10/1/2001
100,000.00	: Premium
7.00%	: Withdrawal Charge Contribution Year 3
4.00%	: Recapture Charge Contribution Year 3
12/1/2001
100,000.00	: Premium
8.00%	: Withdrawal Charge Contribution Year 2
4.50%	: Recapture Charge Contribution Year 2

5.00%	: Contract Enhancement
0.00%	: Net Return

11/1/2003
210,000.00	: Contract Value
150,000.00	: Net Withdrawal Requested

10,000.00	: Earnings
10,000.00	: Additional Free
100,000.00	: Premium 1 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
46,857.14	: Premium 2 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
166,857.14	: Total Gross Withdrawal

166,857.14	: Total Gross Withdrawal
-7,000.00	: Withdrawal Charge from Premium 1
-4,000.00	: Recapture Charge from Premium 1
-3,748.57	: Withdrawal Charge from Premium 2
-2,108.57	: Recapture Charge from Premium 2
150,000.00	: Total Net Withdrawal

APPENDIX C

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products.

1st Discount Brokerage Inc.	Center Street Securities	FSP Investments LLC	Investors Capital Corp.
1st Global Capital Corporation	CFD Investments, Inc.	Fulcrum Securities Inc.	Investors Security Co Inc.
Advisory Group Equity Services	Commonwealth Financial Network	G. F. Investment Services, LLC	J.J.B. Hilliard, W.L. Lyons, LLC
American Capital Partners LLC	Compak Securities Inc.	G.A. Repple & Company	J.W. Cole Financial, Inc.
American Independent Securities Group	Comprehensive Asset Mgmt and Servicing, Inc.	G.W. Sherwold Associates, Inc.	Janney Montgomery Scott, LLC
American Portfolios Financial Services, Inc.	Crowell, Weedon & Company	Geneos Wealth Management, Inc.	JP Turner & Company, LLC
Ameriprise Financial Services Inc.	Crown Capital Securities L.P.	Genworth Financial Securities	JRL Capital Corporation
Ameritas Investment Corp.	CUE Financial Group, Inc.	Girard Securities, Inc.	K. W. Chambers & Co.
Apple Tree Investments	CUSO Financial Services	Great American Advisors, Inc.	Kalos Capital, Inc.
Askar Corp	Cutter and Company	GWN Securities, Inc.	KCD Financial
Assist Investment Management Company, Inc.	D H Hill Securities LLP	H. Beck, Inc.	Key Investment Services LLC
Associated Securities Corp.	D.A. Davidson & Co.	H.D. Vest Investment Securities	KMS Financial
Ausdal Financial Partners Inc.	David A. Noyes & Company	Hantz Financial Services, Inc.	Koehler Financial, LLC
AXA Advisors LLC	Eagle One Investments, LLC	Harbor Financial Services	Kovack Securities, Inc.
BancWest Investment Services Inc.	EDI Financial, Inc.	Harbour Investment, Inc.	L.M. Kohn & Company
BB&T Investment Services Inc.	Ensemble Financial Services	Harger & Company	Labrunerie Financial, Inc.
BCG Securities	Equity Services, Inc.	Harold Dance Investments	Landoak Securities
Beneficial Investment Services	Essex National Securities	Harvest Capital	Lasalle St Securities LLC
Benjamin F. Edwards & Co. Inc.	Feltl & Company	Hazard & Siegel, Inc.	Legend Equities Corp.
Bentley-Lawrence Securities	Ferris Baker Watts, Inc.	HBW Securities	Leigh Baldwin & Company, LLC
Berthel Fisher & Company Financial Services	Fifth Third Securities	Heartland	Lincoln Financial
BOSC, Inc.	Financial Advisers of America	Heritage Financial Systems Inc	Lincoln Investment Planning
Brecek & Young Advisors, Inc.	Financial Network Investment	Hornor Townsend & Kent, Inc.	Lombard Securities
Broker Dealer Financial	Financial Planning Consultants	Huntleigh Securities Corp.	Lowell & Company Inc.
Brokers International Financial Services, LLC	Financial Security Management	IBN Financial Services	LPL Financial Corporation
Brookstone Securities	Financial West Investment Group	IMS Securities	Madison Avenue Securities, Inc.
Butler Freeman Tally Financial Group, LLC	Fintegra	Independent Financial Group	Main Street Securities
Cadaret, Grant & Company	First Allied Securities, Inc.	Infinex Investments	Medallion Investment Services Inc.
Cambridge Investment Research	First Brokerage America	ING Financial	Merrimac Corporate Securities Inc.
Cape Securities Inc.	First Citizens Investor Services	Institutional Securities Corp.	Metlife Securities
Capital Analysts, Inc.	First Financial Equity	InterCarolina Financial Services	Michigan Securities Inc.
Capital Financial Services	First Heartland Capital, Inc.	Intervest International	Mid Atlantic Securities Inc.
Capital Guardian LLC	First Independent Financial	Invest Financial Corp.	Midwest Financial and
Capital Investment Brokerage, Inc.	FMN Capital Corporation	Investacorp, Inc.	Investment Services, Inc.
Capital Investment Group, Inc.	Foresters Equity Services Inc.	Investment Centers of America, Inc.	MML Investors Services Inc.
Capitol Securities Management	Fortune Financial Services	Investment Network	Money Concepts Capital Corp.
Capwest Securities, Inc.	Founders Financial Securities	Investment Planners Inc.	Moors & Cabot Inc.
CCF Investments	FPA Fund Distributors, Inc.	Investment Professionals, Inc.	Morgan Keegan & Company
Centaurus Financial, Inc.	FSC Securities Corporation	Investment Securities, Inc.	Morris Group, Inc.
Multi-Financial Securities Corp.	Quest Securities	Southwest Securities Financial Services, Inc.	Valmark Securities, Inc.
Mutual of Omaha Investor Services, Inc.	Questar Capital Corp.	Spectrum Capital	Vanderbilt Securities LLC
Mutual Service Corp.	Raymond James	Stephens Inc.	Veritrust Financial LLC
National Planning Corporation	RBC Capital Markets Corp.	Sterne Agee Financial Services	Vorpahl Wing Securities Inc.
National Securities Corp.	Regal Securities Inc.	Stifel Nicolaus & Company	VSR Financial Services, Inc.
New England Securities	Resource Horizons Group	Summit Brokerage Services, Inc.	Wall Street Financial Inc.
Newbridge Securities Corporation	Ridgeway & Conger Inc.	Summit Equities Inc.	Walnut Street Securities
Newport Coast Securities, Inc.	RNR Securities LLC	Sunset Financial Services, Inc.	Waterford Investor Services
NEXT Financial Group, Inc.	Robert W Baird & Company, Inc.	SWBC Investment Services, LLC	Waterstone Financial Group
NFP Securities, Inc.	Rogan & Associates, Inc.	Synergy Investment Group	Wedbush Morgan Securities
Northridge Securities Corp.	Royal Alliance Associates, Inc.	The Huntington Investment Company	Wells Fargo Advisors LLC
NRP Financial, Inc.	S M H Capital Inc.	The Investment Center, Inc.	Western Equity Group
NYLife Securities LLC	Sagepoint Financial, Inc.	The Leaders Group, Inc.	WFG Investments, Inc.
OneAmerica Securities	Sammons Securities Company, LLC	The O.N. Equity Sales Company	Wilbanks Securities
Oppenheimer & Company	SCF Securities	The Strategic Financial Alliance, Inc.	Woodbury Financial Services, Inc.
Pacific West	Schlitt Investor Services, Inc.	Thrasher & Company	Woodstock Financial Group
Packerland Brokerage Services	Scott & Stringfellow, Inc.	Thrivent Investment Management	Workman Securities Corp.
Park Avenue Securities	Securian Financial Services	Tower Square Securities, Inc.	World Choice Securities Inc.
Paulson Investment Company	Securities America, Inc.	Transamerica Financial Advisors, Inc.	World Equity Group, Inc.
Peoples Securities	Securities Service Network	Triad Advisors, Inc.	World Financial Group
Planmember Securities	Sentinel Securities	Trustmont Financial Group	WRP Investments, Inc.
Prime Capital Services Inc.	SICOR Securities, Inc.	UBS Financial Services, Inc.	Wunderlich Securities
Primevest Financial Services, Inc.	Sigma Financial Corp.	UnionBanc Investment Services LLC
Princor Financial Services Corporation	Signator Investors, Inc.	United Brokerage Services, Inc.
Pro Equities, Inc.	SII Investments, Inc.	United Equity Securities
Professional Asset Management	Silver Oak Securities	United Planners' Financial
Prospera Financial Services, Inc.	Sorrento Pacific Financial, LLC	Services of America
Purshe Kaplan Sterling	South Valley Wealth Management	USA Financial Securities Corp.
QA3 Financial Corporation	Southeast Investments	UVEST Financial Services Group, Inc.

APPENDIX D

GMAB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMAB with a Guarantee Period of 10 years when you purchased your Contract, on your application you chose to allocate 80% of your Premium to the Investment Divisions and 20% to the 5 Year Fixed Account Option (with a crediting rate of 3.25%), the required allocation percentage to the GMAB Fixed Account is 30%, the crediting rate for the GMAB Fixed Account is 3.50%, no other optional benefits were elected, your initial premium payment was $100,000. All partial withdrawals include any applicable withdrawal charges.

Example 1:  At election, a percentage of your funds is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is determined.

•	If the GMAB is elected at issue:
o	$30,000 is allocated to the GMAB Fixed Account, which is 30% of your initial Premium payment.
o	$56,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your initial Premium Payment.
o	$14,000 is allocated to the 5 Year Fixed Account Option, which is 20% of the remaining 70% of your initial Premium Payment.
o	Your Guaranteed Value is $100,000, which is your initial Premium payment.

Example 2: Upon payment of a subsequent Premium within 90 days of the Issue Date of the Contract, a percentage of your Premium payment is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is re-determined.  Your Guaranteed Value is subject to a maximum of $5 million.

•	Example 2a: If you make an additional Premium payment of $50,000 and your Guaranteed Value is $100,000:
o	$15,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.
o	$28,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.
o	$7,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.
o	Your Guaranteed Value is $150,000, which is your additional Premium payment plus the Guaranteed Value before your additional Premium Payment.

•	Example 2b: If you make an additional Premium payment of $4,950,000 and your Guaranteed Value is $100,000:
o	$1,485,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.
o	$2,772,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.
o	$693,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.
o	Your Guaranteed Value is $5,000,000, which is the maximum since your additional Premium payment plus the Guaranteed Value before your additional Premium Payment exceeds the maximum of $5,000,000.
•	Note:
o	An initial Contract Value that exceeds the Guaranteed Value at the beginning of the Guarantee Period diminishes the value of the GMAB.

Example 3: If you take a partial withdrawal of $15,000 at the end of the third Contract Year, while the GMAB is in effect, the GMAB Fixed Account value, Fixed Account Option values, Separate Account Contract Value and Guaranteed Value are re-determined.

•
Example 3a:  If your Separate Account Contract Value is $65,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $113,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

o	$4,389.17 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $28,872.37.
o	$8,577.36 is deducted from your Investment Divisions and the new Separate Account Contract Value is $56,422.64.
o	$2,033.47 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $13,376.37
o	Your total new Contract Value is $98,671.38.
o
Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $98,671.38 divided by $113,671.38 (87%).  The new Guaranteed Value is 87% of the original Guaranteed Value, which is $86,804.07.

•
Example 3b:  If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $78,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

o	$6,341.86 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $26,919.67.
o	$5,720.00 is deducted from your Investment Divisions and the new Separate Account Contract Value is $28,280.00.
o	$2,938.14 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $12,471.70.
o	Your total new Contract Value is $63,671.38.
o
Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $63,671.38 divided by $78,671.38 (81%).  The new Guaranteed Value is 81% of the original Guaranteed Value, which is $80,933.35.

o
Note:  This example illustrates that, when the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal reduces the GV by a dollar amount that is greater than the dollar amount withdrawn.

•	Note:
o	As examples 3a and 3b together illustrate, the impact of a withdrawal on the Guaranteed Value in a down market is greater than that in an up market.
o
Withdrawals from the Fixed Account Options and the GMAB Fixed Account may be subject to an Excess Interest Adjustment.  Withdrawal charges may also apply and the net withdrawal may be less than $15,000.

Example 4:  If you terminate your GMAB on your seventh Contract Anniversary, the entire GMAB Fixed Account value is automatically transferred to the Investment Divisions and Fixed Account Options according to your specified premium allocations.  The amount transferred from the GMAB Fixed Account is subject to an Excess Interest Adjustment.

•
Example 4a:  If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $38,168.38 and your 5 Year Fixed Account Option value is $17,512.92 for a total Contract Value of $100,681.30 just before you terminate your GMAB and the crediting rate for a new 10 Year GMAB Fixed Account is 4.00%:

o
$38,168.38 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.  The amount transferred is subject to an Excess Interest Adjustment, which reduces the amount transferred by $1,085.29 for a net transfer of $37,083.09

o	$29,666.47 is transferred to the Investment Divisions, which is 80% of the net transfer from the GMAB Fixed Account. Your new Separate Account Contract Value is $74,666.47.
o	$7,416.62 is transferred to a 5 Year Fixed Account Option, which is 20% of the net transfer from the GMAB Fixed Account. Your new Fixed Account Option value is $24,929.54
o	Your total new Contract Value is $99,596.01.

Example 5:  At the end of the Guarantee Period, the excess of the Guaranteed Value over the Contract Value, if any, is credited to your Contract Value according to your specified premium allocations.

•
Example 5a:  If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you do not request to re-elect the GMAB:

o	The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.
o	$1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.
o	$6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.
o	Your total new Contract Value is $100,000.
o	$42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.
o	$8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $29,421.21.
o	$33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $70,578.79.
o	Your new Guaranteed Value is $0 and your GMAB charges cease.

•
Example 5b:  If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you request to re-elect the GMAB:

o	The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.
o	$1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.
o	$6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.
o	Your total new Contract Value is $100,000.
o	$12,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $30,000, which is 30% of your Contract Value.
o	$2,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $23,421.21.
o	$9,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $46,578.79.
o	Your new Guaranteed Value is $100,000.

•
Example 5c:  If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you do not request to re-elect the GMAB:

o	The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.
o	Your total Contract Value is $106,594.48.
o	$42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.
o	$8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $27,740.11.
o	$33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $78,854.37.
o	Your new Guaranteed Value is $0 and your GMAB charges cease.

•
Example 5d:  If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you request to re-elect the GMAB:

o	The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.
o	Your total Contract Value is $106,594.48.
o	$10,339.62 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $31,978.34, which is 30% of your Contract Value.
o	$2,067.92 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $21,344.44.
o	$8,271.70 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $53,271.70.
o	Your new Guaranteed Value is $106,594.48.

APPENDIX E

GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the bonus percentage (if applicable) is 7%.  The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus.  If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.  If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage.

Example 1: At election, your GWB is set and your GAWA is determined based on that value.

▪	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Example 1b: If the GMWB is elected after issue when the Contract Value is $105,000:
♦	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.
♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪
Example 1c: If the GMWB is elected after issue or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

♦
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.  If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-
Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.

-
If your endorsement allows for re-determination of the GAWA%, your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.
♦	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision, your initial 200% GWB adjustment is set equal to 200% times your initial GWB.
♦	If your endorsement includes a 400% Guaranteed Withdrawal Balance Adjustment provision, your initial 400% GWB adjustment is set equal to 400% times your initial GWB.
♦	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB death benefit is set equal to your initial GWB.

Example 2: If your endorsement contains a varying benefit percentage, your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
If your endorsement allows for re-determination of the GAWA%, your GAWA% will be re-determined based on your attained age if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 3: Upon payment of a subsequent Premium, your GWB and GAWA are re-determined.  Your GWB is subject to a maximum of $5,000,000.

▪	Example 3a: If you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:
♦	Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).
♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

▪	Example 3b: If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:
♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-
Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.  If your endorsement allows for re-determination of the GAWA%, your BDB is increased by the Premium payment.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.
♦	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision:
-
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000.  For example, if, as in Example 3a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 200% of the additional premium payment.  The resulting 200% GWB adjustment is $200,000 + $100,000 = $300,000.

-
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 100% of the additional premium payment.  The resulting 200% GWB adjustment is $200,000 + $50,000 = $250,000.

♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is increased by the Premium payment, subject to a maximum of $5,000,000.

Example 4: Upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified contracts that permit withdrawals in excess of the GAWA to equal your RMD), your GWB and GAWA are re-determined.

▪	Example 4a: If you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 4b: If you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:
♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit may be reduced.  In the case where your GMWB death benefit is reduced for all withdrawals, it will be reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: Upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4), your GWB and GAWA are re-determined.

▪	Example 5a: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $91,200, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($130,000 - $10,000 = $120,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.  Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($120,000*0.05 = $6,000).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $90,250, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB).  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $85,500, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

-
Otherwise, your new GWB is $45,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($55,000 - $10,000 = $45,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $2,250, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($45,000*0.05 = $2,250).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $2,250, which is 5% of your new GWB ($45,000*0.05 = $2,250), If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement contains a varying benefit percentage and allows for re-determination of your GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is recalculated to equal the lesser of 1) your bonus base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit will be reduced.  In the case where your GMWB Death Benefit is reduced for all withdrawals, the GMWB Death Benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.  Otherwise, your GMWB Death Benefit is only reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: Upon step-up, your GWB and GAWA are re-determined.  (This example only applies if your endorsement contains a Step-Up provision.)

▪	Example 6a: If at the time of step-up your Contract Value (or highest quarterly contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦
If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
However, if your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
•	Your GAWA% is set to 6%, since your Contract Value (or highest quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).
•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed your Contract Anniversary immediately following your 80th birthday, (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

▪	Example 6b: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.  However, in this case, it is assumed that your initial Premium is $100,000.  Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%.  In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($90,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

-	Even if your endorsement allows the Bonus Period to re-start, your Bonus Period will not re-start since your bonus base has not been increased due to the step-up.

▪	Notes:
♦
Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.  If the charge does increase, a separate calculation would be recommended to establish if the step-up is beneficial.

♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since step-ups do not impact the GWB adjustment.
♦	If your endorsement contains a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since step-ups do not impact the GMWB death benefit.
♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

Example 7: Impact of the order of transactions.  (This example only applies if your endorsement contains a Step-Up provision.)

▪
Example 7a: If prior to any transactions your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (or highest quarterly Contract Value, as applicable).  At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).  Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will restart since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:
♦
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.  This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.
♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the withdrawal (if not previously determined).
-
If your endorsement allows for re-determination of the GAWA%, the GAWA% is re-determined upon step-up if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.
♦
If your endorsement contains a GMWB Death Benefit provision, the GMWB death benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB death benefit may be reduced for the withdrawal.

♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: Upon application of the Guaranteed Withdrawal Balance Bonus, your GWB and GAWA are re-determined.  (This example only applies during the Bonus Period if your endorsement contains a Guaranteed Withdrawal Balance Bonus provision.)

▪	Example 8a: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your bonus base ($100,000 + $100,000*0.07 = $107,000).
♦	Your GAWA for the next year is recalculated to equal $5,350, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($107,000*0.05 = $5,350).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your bonus base ($90,000 + $100,000*0.07 = $97,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your bonus base is not recalculated upon the application of the bonus to your GWB.
♦
If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not impacted by the application of the bonus.
♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since the GWB adjustment is not impacted by the application of the bonus.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since the GMWB death benefit is not impacted by the application of the bonus.
♦	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

Example 9: For Life Guarantee becomes effective after the effective date of the endorsement.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.  (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: If on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: If your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 9c: If on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦
If your endorsement is effective on or after 03/31/2008, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option).  If your endorsement is effective prior to 03/31/2008, your reset date is the Contract Anniversary on or immediately following your 65th birthday (or the youngest Covered Life’s 65th birthday if your endorsement is a For Life GMWB with Joint Option).

Example 10: For Life Guarantee on a For Life GMWB with Joint Option.  (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	If at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date.  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a for Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:
♦
If your endorsement is effective on or after 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2.  If your endorsement is effective prior to 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life’s 65th birthday.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged at the time of continuation.

Example 11: Upon application of the 200% Guaranteed Withdrawal Balance Adjustment, your GWB is re-determined.  (This example only applies if your endorsement contains a 200% Guaranteed Withdrawal Balance Adjustment or a 400% Guaranteed Withdrawal Balance Adjustment provision.  If your endorsement contains a 400% Guaranteed Withdrawal Balance Adjustment provision, the examples below still apply, given that you replace the 200% in each of the calculations with 400%)

▪	Example 11a: If on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:
♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($160,000) or 2) the 200% GWB adjustment ($200,000).

▪	Example 11b: If on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:
♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($210,000) or 2) the 200% GWB adjustment ($200,000).

▪	Notes:
♦	The 200% GWB adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your bonus base since the bonus base is not impacted by the 200% GWB adjustment.
♦	If your endorsement allows for re-determination of the GAWA%, no adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.
♦	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB death benefit since the GMWB death benefit is not impacted by the 200% GWB adjustment.

Example 12: On each Contract Monthly Anniversary, funds are transferred to or from the GMWB Fixed Account via the formulas defined in the Transfer of Assets Methodology in Appendix F.  The annuity factors referenced in this example are also found in Appendix F.  (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 12a: If on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

♦	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).
♦
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

♦
Since the ratio (91.56%) is greater than the upper breakpoint (83%), funds are transferred from the Investment Divisions and the Fixed Account Options to the GMWB Fixed Account.  The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

♦	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).
♦
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

♦
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 12b: If on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

♦	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).
♦
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

♦
Since the ratio (73.98%) is less than the lower breakpoint (77%), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options.  The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

♦	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).
♦
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

♦
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 12c: If on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

♦	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).
♦	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.
♦
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options.  The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

♦	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).
♦
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

♦
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:
♦
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

♦
The amount transferred from each Investment Division and Fixed Account Option to the GMWB Fixed Account will be in proportion to their current value.  The amount transferred to each Investment Division and Fixed Account Option will be based on your most current premium allocation instructions.

♦	Funds transferred out of the Fixed Account Option(s) will be subject to an Excess Interest Adjustment (if applicable).
♦	No adjustments are made to the GWB, the GAWA, the bonus base, the GWB adjustment, or the GMWB death benefit as a result of the transfer.

APPENDIX F

LIFEGUARD SELECT GMWB
AND LIFEGUARD SELECT WITH JOINT OPTION GMWB
TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB’s benefits.  If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner's (or oldest Joint Owner's) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than the lower breakpoint of 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or
2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than the upper breakpoint of 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or
2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

LifeGuard Select
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76
106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40
108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

**The age of the Owner as of the effective date or the most recent Contract Anniversary.  All Owners aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

LifeGuard Select with Joint Option
Transfer of Assets Provision
Annuity Factors

	Age*	Contract Monthly Anniversary
	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.24	15.23	15.21	15.19	15.17	15.16	15.14	15.12	15.10	15.09	15.07
66	15.05	15.03	15.01	14.99	14.97	14.95	14.94	14.92	14.90	14.88	14.86	14.84
67	14.82	14.81	14.79	14.78	14.77	14.75	14.74	14.73	14.71	14.70	14.69	14.67
68	14.66	14.64	14.63	14.61	14.59	14.58	14.56	14.54	14.53	14.51	14.49	14.48
69	14.46	14.44	14.43	14.41	14.39	14.38	14.36	14.34	14.33	14.31	14.29	14.28
70	14.26	14.24	14.22	14.20	14.18	14.16	14.14	14.12	14.10	14.08	14.06	14.04
71	14.02	14.00	13.98	13.96	13.93	13.91	13.89	13.87	13.85	13.83	13.80	13.78
72	13.76	13.74	13.72	13.70	13.67	13.65	13.63	13.61	13.59	13.57	13.54	13.52
73	13.50	13.48	13.46	13.43	13.41	13.39	13.37	13.34	13.32	13.30	13.28	13.25
74	13.23	13.20	13.18	13.15	13.13	13.10	13.08	13.05	13.02	13.00	12.97	12.95
75	12.92	12.88	12.84	12.81	12.77	12.73	12.69	12.65	12.61	12.58	12.54	12.50
76	12.46	12.42	12.38	12.34	12.30	12.26	12.22	12.17	12.13	12.09	12.05	12.01
77	11.97	11.93	11.89	11.86	11.82	11.78	11.74	11.70	11.66	11.63	11.59	11.55
78	11.51	11.47	11.43	11.39	11.35	11.31	11.28	11.24	11.20	11.16	11.12	11.08
79	11.04	11.00	10.96	10.93	10.89	10.85	10.81	10.77	10.73	10.70	10.66	10.62
80	10.58	10.54	10.50	10.46	10.42	10.38	10.35	10.31	10.27	10.23	10.19	10.15
81	10.11	10.07	10.04	10.00	9.96	9.93	9.89	9.85	9.82	9.78	9.74	9.71
82	9.67	9.63	9.60	9.56	9.52	9.49	9.45	9.41	9.38	9.34	9.30	9.27
83	9.23	9.19	9.16	9.12	9.08	9.05	9.01	8.97	8.94	8.90	8.86	8.83
84	8.79	8.76	8.72	8.69	8.65	8.62	8.59	8.55	8.52	8.48	8.45	8.41
85	8.38	8.35	8.31	8.28	8.24	8.21	8.18	8.14	8.11	8.07	8.04	8.00
86	7.97	7.94	7.90	7.87	7.84	7.80	7.77	7.74	7.70	7.67	7.64	7.60
87	7.57	7.54	7.51	7.48	7.44	7.41	7.38	7.35	7.32	7.29	7.25	7.22
88	7.19	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86
89	6.83	6.80	6.77	6.74	6.71	6.68	6.66	6.63	6.60	6.57	6.54	6.51
90	6.48	6.45	6.43	6.40	6.37	6.34	6.32	6.29	6.26	6.23	6.21	6.18
91	6.15	6.12	6.10	6.07	6.04	6.01	5.99	5.96	5.93	5.90	5.88	5.85
92	5.82	5.80	5.77	5.75	5.72	5.70	5.67	5.65	5.62	5.60	5.57	5.55
93	5.52	5.50	5.47	5.45	5.42	5.40	5.37	5.35	5.32	5.30	5.27	5.25
94	5.22	5.20	5.17	5.15	5.12	5.10	5.08	5.05	5.03	5.00	4.98	4.95
95	4.93	4.91	4.88	4.86	4.84	4.81	4.79	4.77	4.74	4.72	4.70	4.67
96	4.65	4.63	4.60	4.58	4.56	4.53	4.51	4.49	4.46	4.44	4.42	4.39
97	4.37	4.35	4.33	4.30	4.28	4.26	4.24	4.21	4.19	4.17	4.15	4.12
98	4.10	4.08	4.05	4.03	4.01	3.98	3.96	3.94	3.91	3.89	3.87	3.84
99	3.82	3.80	3.78	3.75	3.73	3.71	3.69	3.66	3.64	3.62	3.60	3.57
100	3.55	3.53	3.51	3.48	3.46	3.44	3.42	3.39	3.37	3.35	3.33	3.30
101	3.28	3.26	3.24	3.21	3.19	3.17	3.15	3.12	3.10	3.08	3.06	3.03
102	3.01	2.99	2.97	2.94	2.92	2.90	2.88	2.85	2.83	2.81	2.79	2.76
103	2.74	2.72	2.70	2.68	2.65	2.63	2.61	2.59	2.57	2.55	2.52	2.50
104	2.48	2.46	2.44	2.42	2.40	2.38	2.36	2.33	2.31	2.29	2.27	2.25
105	2.23	2.21	2.19	2.17	2.15	2.13	2.11	2.08	2.06	2.04	2.02	2.00
106	1.98	1.96	1.94	1.92	1.90	1.88	1.86	1.84	1.82	1.80	1.78	1.76
107	1.74	1.72	1.70	1.68	1.66	1.64	1.63	1.61	1.59	1.57	1.55	1.53
108	1.51	1.49	1.48	1.46	1.44	1.42	1.41	1.39	1.37	1.35	1.34	1.32
109	1.30	1.28	1.27	1.25	1.23	1.21	1.20	1.18	1.16	1.14	1.13	1.11
110	1.09	1.08	1.07	1.06	1.04	1.03	1.02	1.01	1.00	0.99	0.97	0.96
111	0.95	0.94	0.93	0.92	0.90	0.89	0.88	0.87	0.86	0.85	0.83	0.82
112	0.81	0.80	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70
113	0.69	0.68	0.67	0.66	0.65	0.64	0.64	0.63	0.62	0.61	0.60	0.59
114	0.58	0.57	0.56	0.55	0.54	0.53	0.53	0.52	0.51	0.50	0.49	0.48
115	0.47	0.43	0.39	0.35	0.31	0.27	0.24	0.20	0.16	0.12	0.08	0.04

* The age of the youngest Covered Life as of the effective date of the endorsement or the most recent Contract Anniversary.  A Covered Life aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

APPENDIX G
ACCUMULATION UNIT VALUES

The tables reflect the values of accumulation units for each Investment Division for the beginning and end of the periods indicated, and the number of accumulation units outstanding as of the end of the periods indicated – for each of a base Contract (with no optional endorsements) and for each Contract with the most expensive combination of optional endorsements (through the end of the most recent period).  This information derives from the financial statements of the Separate Account, which together constitute the Separate Account’s condensed financial information.  The annualized charge for your Contract may fall in between the charge for a base Contract and a Contract with the most expensive combination of optional endorsements, and complete condensed financial information about the Separate Account is available in the SAI.  Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus.  Also, please ask about the more timely accumulation unit values that are available for each Investment Division.

Set forth below are fund changes and additions since the April 6, 2009 Prospectus, for your information in reviewing Accumulation Unit information.

Effective September 28, 2009, the Separate Account has the following new Investment Divisions, for which Accumulation Unit information is reported as of the effective date through the period ending December 31, 2009:

JNL/Ivy Asset Strategy Fund; and
JNL/Mellon Capital Management Global Alpha Fund.

The JNL/PPM America Core Equity Fund was previously offered as a Fund under this Contract.  However, effective September 28, 2009, this Fund was merged with the JNL/Mellon Capital Management S&P 500 Index Fund, as outlined below:

Currently Offered Funds	Previously Offered Funds
JNL/Mellon Capital Management S&P 500 Index Fund	JNL/PPM America Core Equity Fund

Accumulation Unit information is reported for the Previously Offered Fund through the effective date of the merger; and Accumulation Unit information for the Currently Offered Fund is reported as of the effective date of the merger through the period ending December 31, 2009.

The following Investment Divisions changed (whether or not in connection with a sub-adviser change):

Effective September 28, 2009:
JNL/Credit Suisse Global Natural Resources Fund to JNL/Credit Suisse Commodity Securities Fund; and
JNL/Goldman Sachs Short Duration Bond Fund to JNL/T.Rowe Price Short-Term Bond Fund.

Effective May 1, 2010:
JNL/Capital Guardian International Small Cap Fund to JNL/Franklin Templeton International Small Cap Growth Fund

In addition, effective May 1, 2010, the Separate Account has the following new Investment Divisions, for which no Accumulation Unit information is yet available:

JNL/American Funds® Blue Chip Income and Growth Fund;
JNL/American Funds Global Bond Fund;
JNL/American Funds Global Small Capitalization Fund;
JNL/American Funds Growth-Income Fund;
JNL/American Funds International Fund; and
JNL/American Funds New World Fund.

At the end of the tables in the SAI are the footnotes with the beginning dates of activity for each Investment Division at every applicable charge level (annualized) under the Contract.

Accumulation Unit Values
Base Contract - 1.25%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2011
Accumulation unit value:
Beginning of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,495	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2010
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	24,773	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2012
Accumulation unit value:
Beginning of period	$9.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,482	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division839
Accumulation unit value:
Beginning of period	$8.33	$13.12	$15.63	$11.60	$10.27	N/A	N/A	N/A
End of period	$10.90	$8.33	$13.12	$15.63	$11.60	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,834	10,383	15,488	16,689	3,089	N/A	N/A	N/A

JNL/AIM International
Growth Division572
Accumulation unit value:
Beginning of period	$11.45	$19.62	$18.10	$14.95	$13.68	$12.20	N/A	N/A
End of period	$15.49	$11.45	$19.62	$18.10	$14.95	$13.68	N/A	N/A
Accumulation units outstanding
at the end of period	24,181	27,790	36,038	41,161	33,537	25,471	N/A	N/A

JNL/AIM Large Cap Growth
Division574
Accumulation unit value:
Beginning of period	$8.92	$14.49	$12.68	$11.90	$11.24	$10.37	N/A	N/A
End of period	$10.95	$8.92	$14.49	$12.68	$11.90	$11.24	N/A	N/A
Accumulation units outstanding
at the end of period	12,896	15,831	23,332	6,599	5,009	4,280	N/A	N/A

JNL/AIM Small Cap Growth
Division572
Accumulation unit value:
Beginning of period	$9.50	$15.96	$14.51	$12.83	$11.99	$11.35	N/A	N/A
End of period	$12.65	$9.50	$15.96	$14.51	$12.83	$11.99	N/A	N/A
Accumulation units outstanding
at the end of period	33,330	36,719	42,695	46,262	30,251	24,557	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division576
Accumulation unit value:
Beginning of period	$9.22	$13.02	$12.21	$11.16	$10.27	$9.24	N/A	N/A
End of period	$11.15	$9.22	$13.02	$12.21	$11.16	$10.27	N/A	N/A
Accumulation units outstanding
at the end of period	8,660	8,893	17,060	14,453	12,596	4,447	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division606
Accumulation unit value:
Beginning of period	$17.95	$31.60	$26.52	$23.70	$23.55	$21.71	N/A	N/A
End of period	$24.50	$17.95	$31.60	$26.52	$23.70	$23.55	N/A	N/A
Accumulation units outstanding
at the end of period	1,489	1,536	1,258	1,548	126	-	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.49	$9.88	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.76	$4.49	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,720	105	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division572
Accumulation unit value:
Beginning of period	$17.90	$30.66	$28.29	$27.39	$26.50	$25.25	N/A	N/A
End of period	$23.83	$17.90	$30.66	$28.29	$27.39	$26.50	N/A	N/A
Accumulation units outstanding
at the end of period	24,583	24,680	10,138	8,045	1,046	187	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.62	$13.73	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.80	$6.62	$13.73	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,528	15,706	25,618	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.60	$10.72	$10.02	N/A	N/A	N/A	N/A	N/A
End of period	$8.14	$6.60	$10.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,570	2,380	2,425	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division580

Accumulation unit value:
Beginning of period	$11.79	$19.58	$19.71	$17.77	$17.40	$15.74	N/A	N/A
End of period	$15.58	$11.79	$19.58	$19.71	$17.77	$17.40	N/A	N/A
Accumulation units outstanding
at the end of period	2,824	3,062	3,525	2,708	2,701	1,574	N/A	N/A

JNL/Eagle SmallCap Equity
Division580
Accumulation unit value:
Beginning of period	$16.05	$26.34	$23.80	$20.06	$19.82	$16.65	N/A	N/A
End of period	$21.48	$16.05	$26.34	$23.80	$20.06	$19.82	N/A	N/A
Accumulation units outstanding
at the end of period	7,795	7,624	2,585	1,782	318	3,955	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.29	$9.97	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.08	$6.29	$9.97	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	148,370	175,333	217,216	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.83	$9.94	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$5.83	$9.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,577	2,079	659	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1060
Accumulation unit value:
Beginning of period	$7.60	$10.95	$10.89	$10.00	N/A	N/A	N/A	N/A
End of period	$9.97	$7.60	$10.95	$10.89	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	73,967	82,654	80,457	59,959	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.07	$9.90	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.60	$6.07	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	38,712	41,686	93,960	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division828
Accumulation unit value:
Beginning of period	$7.78	$11.79	$12.72	$10.94	$9.94	N/A	N/A	N/A
End of period	$10.27	$7.78	$11.79	$12.72	$10.94	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,779	15,653	14,327	15,612	3,633	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division572
Accumulation unit value:
Beginning of period	$19.60	$20.93	$19.80	$19.16	$18.90	$17.70	N/A	N/A
End of period	$22.09	$19.60	$20.93	$19.80	$19.16	$18.90	N/A	N/A
Accumulation units outstanding
at the end of period	69,396	94,548	109,356	113,084	55,042	26,301	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$10.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,239	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division831
Accumulation unit value:
Beginning of period	$8.27	$13.11	$12.91	$11.30	$10.12	N/A	N/A	N/A
End of period	$10.84	$8.27	$13.11	$12.91	$11.30	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,336	17,408	24,980	14,961	6,874	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division572
Accumulation unit value:
Beginning of period	$9.78	$17.84	$16.14	$12.38	$10.57	$9.25	N/A	N/A
End of period	$12.57	$9.78	$17.84	$16.14	$12.38	$10.57	N/A	N/A
Accumulation units outstanding
at the end of period	28,144	37,975	46,303	46,946	16,155	10,744	N/A	N/A

JNL/JPMorgan MidCap
Growth Division574
Accumulation unit value:
Beginning of period	$14.47	$26.37	$24.73	$22.35	$21.31	$18.27	N/A	N/A
End of period	$20.42	$14.47	$26.37	$24.73	$22.35	$21.31	N/A	N/A
Accumulation units outstanding
at the end of period	1,424	1,527	3,963	584	707	322	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division572
Accumulation unit value:
Beginning of period	$18.01	$17.12	$16.30	$15.98	$15.81	$15.20	N/A	N/A
End of period	$18.45	$18.01	$17.12	$16.30	$15.98	$15.81	N/A	N/A
Accumulation units outstanding
at the end of period	59,899	93,815	91,625	97,956	75,386	45,355	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1060
Accumulation unit value:
Beginning of period	$7.00	$14.19	$10.90	$10.00	N/A	N/A	N/A	N/A
End of period	$11.87	$7.00	$14.19	$10.90	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,446	22,058	35,655	19,338	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division572
Accumulation unit value:
Beginning of period	$12.28	$20.37	$21.18	$18.72	$17.42	$15.05	N/A	N/A
End of period	$16.94	$12.28	$20.37	$21.18	$18.72	$17.42	N/A	N/A
Accumulation units outstanding
at the end of period	41,015	46,021	55,249	50,025	47,310	37,892	N/A	N/A

JNL/Lazard Small Cap
Equity Division572
Accumulation unit value:
Beginning of period	$9.84	$16.22	$17.63	$15.28	$14.79	$13.25	N/A	N/A
End of period	$9.29	$9.84	$16.22	$17.63	$15.28	$14.79	N/A	N/A
Accumulation units outstanding
at the end of period	-	33,188	34,114	47,086	36,594	32,087	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$9.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,983	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$10.09	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.31	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	315	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division572

Accumulation unit value:
Beginning of period	$7.90	$12.35	$12.87	$11.61	$12.11	$10.45	N/A	N/A
End of period	$11.93	$7.90	$12.35	$12.87	$11.61	$12.11	N/A	N/A
Accumulation units outstanding
at the end of period	36,508	40,536	48,775	48,674	28,352	16,445	N/A	N/A

JNL/MCM Bond Index Division572

Accumulation unit value:
Beginning of period	$12.37	$12.08	$11.49	$11.23	$11.16	$10.80	N/A	N/A
End of period	$12.92	$12.37	$12.08	$11.49	$11.23	$11.16	N/A	N/A
Accumulation units outstanding
at the end of period	32,845	37,388	44,226	24,216	9,571	4,090	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division585
Accumulation unit value:
Beginning of period	$3.79	$6.36	$6.17	$4.59	$4.60	$4.02	N/A	N/A
End of period	$4.70	$3.79	$6.36	$6.17	$4.59	$4.60	N/A	N/A
Accumulation units outstanding
at the end of period	7,245	7,094	41,253	9,372	1,161	-	N/A	N/A

JNL/MCM Consumer Brands
Sector Division590
Accumulation unit value:
Beginning of period	$7.34	$10.81	$11.89	$10.61	$11.01	$10.05	N/A	N/A
End of period	$9.65	$7.34	$10.81	$11.89	$10.61	$11.01	N/A	N/A
Accumulation units outstanding
at the end of period	1,342	627	627	624	489	-	N/A	N/A

JNL/MCM Dow 10 Division572

Accumulation unit value:
Beginning of period	$6.15	$11.55	$11.57	$9.05	$9.71	$9.38	N/A	N/A
End of period	$7.04	$6.15	$11.55	$11.57	$9.05	$9.71	N/A	N/A
Accumulation units outstanding
at the end of period	63,476	59,284	63,404	66,063	52,170	12,609	N/A	N/A

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.27	$10.53	$11.85	$10.00	N/A	N/A	N/A	N/A
End of period	$6.25	$5.27	$10.53	$11.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	161,087	156,145	157,736	115,564	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division581
Accumulation unit value:
Beginning of period	$6.28	$10.22	$9.97	$8.64	$8.39	$7.53	N/A	N/A
End of period	$5.85	$6.28	$10.22	$9.97	$8.64	$8.39	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,117	2,357	2,227	4,223	2,288	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division594
Accumulation unit value:
Beginning of period	$5.99	$12.29	$15.06	$12.85	$12.26	$11.24	N/A	N/A
End of period	$7.02	$5.99	$12.29	$15.06	$12.85	$12.26	N/A	N/A
Accumulation units outstanding
at the end of period	17,341	16,361	7,353	8,704	6,377	-	N/A	N/A

JNL/MCM Global 15 Division572

Accumulation unit value:
Beginning of period	$10.01	$19.69	$17.94	$12.96	$11.91	$9.79	N/A	N/A
End of period	$12.95	$10.01	$19.69	$17.94	$12.96	$11.91	N/A	N/A
Accumulation units outstanding
at the end of period	38,231	43,707	85,627	73,513	29,779	12,993	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division574
Accumulation unit value:
Beginning of period	$9.79	$12.91	$12.15	$11.58	$10.90	$11.00	N/A	N/A
End of period	$11.70	$9.79	$12.91	$12.15	$11.58	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	5,418	9,811	7,070	1,721	4,886	-	N/A	N/A

JNL/MCM Index 5 Division1312

Accumulation unit value:
Beginning of period	$6.87	$9.92	$10.07	N/A	N/A	N/A	N/A	N/A
End of period	$8.49	$6.87	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,429	22,314	25,031	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division572
Accumulation unit value:
Beginning of period	$11.65	$20.67	$18.96	$15.29	$13.66	$11.99	N/A	N/A
End of period	$14.87	$11.65	$20.67	$18.96	$15.29	$13.66	N/A	N/A
Accumulation units outstanding
at the end of period	17,960	18,166	18,832	21,649	16,716	3,489	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division683

Accumulation unit value:
Beginning of period	$7.96	$14.02	$14.00	$11.93	$10.91	$9.71	N/A	N/A
End of period	$9.75	$7.96	$14.02	$14.00	$11.93	$10.91	N/A	N/A
Accumulation units outstanding
at the end of period	873,520	983,805	1,198,239	1,040,032	389,780	44,637	N/A	N/A

JNL/MCM JNL Optimized
5 Division1062
Accumulation unit value:
Beginning of period	$6.42	$12.05	$10.74	$10.00	N/A	N/A	N/A	N/A
End of period	$8.73	$6.42	$12.05	$10.74	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	103,140	122,888	132,319	64,430	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division675

Accumulation unit value:
Beginning of period	$7.44	$12.89	$10.96	$10.59	$10.84	$10.00	N/A	N/A
End of period	$9.86	$7.44	$12.89	$10.96	$10.59	$10.84	N/A	N/A
Accumulation units outstanding
at the end of period	30,389	37,609	44,120	44,336	10,737	5,155	N/A	N/A

JNL/MCM NYSE International
25 Division1305
Accumulation unit value:
Beginning of period	$6.18	$11.58	$10.01	N/A	N/A	N/A	N/A	N/A
End of period	$8.31	$6.18	$11.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,378	12,528	4,959	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division574
Accumulation unit value:
Beginning of period	$23.24	$37.87	$28.35	$23.76	$17.59	$14.29	N/A	N/A
End of period	$27.56	$23.24	$37.87	$28.35	$23.76	$17.59	N/A	N/A
Accumulation units outstanding
at the end of period	11,882	15,063	25,516	28,379	8,322	1,874	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division572

Accumulation unit value:
Beginning of period	$7.28	$14.64	$14.12	$13.66	$10.07	$8.59	N/A	N/A
End of period	$8.61	$7.28	$14.64	$14.12	$13.66	$10.07	N/A	N/A
Accumulation units outstanding
at the end of period	35,392	35,348	41,588	43,193	37,311	11,847	N/A	N/A

JNL/MCM S&P 24 Division1065

Accumulation unit value:
Beginning of period	$7.21	$10.85	$10.22	$10.15	N/A	N/A	N/A	N/A
End of period	$8.46	$7.21	$10.85	$10.22	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	193	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division572
Accumulation unit value:
Beginning of period	$10.12	$16.43	$15.48	$14.29	$12.92	$11.60	N/A	N/A
End of period	$13.80	$10.12	$16.43	$15.48	$14.29	$12.92	N/A	N/A
Accumulation units outstanding
at the end of period	13,817	13,993	20,376	20,873	17,054	5,283	N/A	N/A

JNL/MCM S&P 500 Index Division572

Accumulation unit value:
Beginning of period	$7.89	$12.81	$12.37	$10.88	$10.56	$9.78	N/A	N/A
End of period	$9.82	$7.89	$12.81	$12.37	$10.88	$10.56	N/A	N/A
Accumulation units outstanding
at the end of period	38,768	37,721	38,421	31,421	23,176	9,385	N/A	N/A

JNL/MCM S&P SMid 60 Division1305

Accumulation unit value:
Beginning of period	$6.10	$8.85	$10.06	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	$6.10	$8.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,074	3,735	3,996	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division572
Accumulation unit value:
Beginning of period	$11.34	$19.16	$21.67	$20.04	$18.63	$16.19	N/A	N/A
End of period	$11.75	$11.34	$19.16	$21.67	$20.04	$18.63	N/A	N/A
Accumulation units outstanding
at the end of period	23,522	22,003	23,742	24,169	14,722	6,020	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division572
Accumulation unit value:
Beginning of period	$9.82	$15.29	$15.82	$13.63	$13.24	$11.66	N/A	N/A
End of period	$12.36	$9.82	$15.29	$15.82	$13.63	$13.24	N/A	N/A
Accumulation units outstanding
at the end of period	44,932	12,869	12,850	14,182	10,333	7,009	N/A	N/A

JNL/MCM Technology Sector
Division585
Accumulation unit value:
Beginning of period	$4.00	$7.15	$6.32	$5.86	$5.79	$5.40	N/A	N/A
End of period	$6.47	$4.00	$7.15	$6.32	$5.86	$5.79	N/A	N/A
Accumulation units outstanding
at the end of period	4,340	2,435	22,784	2,418	945	-	N/A	N/A

JNL/MCM Value Line 30 Division675

Accumulation unit value:
Beginning of period	$9.35	$18.02	$15.27	$15.68	$11.44	$10.00	N/A	N/A
End of period	$10.59	$9.35	$18.02	$15.27	$15.68	$11.44	N/A	N/A
Accumulation units outstanding
at the end of period	124,264	122,801	142,880	208,250	121,033	13,239	N/A	N/A

JNL/MCM VIP Division677

Accumulation unit value:
Beginning of period	$8.23	$14.56	$13.31	$12.02	$11.08	$10.05	N/A	N/A
End of period	$10.07	$8.23	$14.56	$13.31	$12.02	$11.08	N/A	N/A
Accumulation units outstanding
at the end of period	125,387	134,767	170,212	168,278	42,541	-	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division572
Accumulation unit value:
Beginning of period	$9.07	$15.53	$14.79	$12.81	$11.40	$10.08	N/A	N/A
End of period	$12.49	$9.07	$15.53	$14.79	$12.81	$11.40	N/A	N/A
Accumulation units outstanding
at the end of period	17,266	16,272	21,697	19,018	15,156	10,066	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	$6.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	290	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	$6.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.51	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,222	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.42	$10.96	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$12.06	$10.42	$10.96	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,184	56,054	980	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division572
Accumulation unit value:
Beginning of period	$15.44	$15.58	$14.57	$14.26	$14.11	$13.60	N/A	N/A
End of period	$17.61	$15.44	$15.58	$14.57	$14.26	$14.11	N/A	N/A
Accumulation units outstanding
at the end of period	196,817	223,372	245,833	248,833	180,551	106,789	N/A	N/A

JNL/PPM America Core
Equity Division587
Accumulation unit value:
Beginning of period	$13.30	$22.64	$24.72	$22.00	$20.49	$18.46	N/A	N/A
End of period	$16.59	$13.30	$22.64	$24.72	$22.00	$20.49	N/A	N/A
Accumulation units outstanding
at the end of period	-	10	125	158	521	525	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.68	$14.15	$14.49	$13.27	$13.22	$12.84	N/A	N/A
End of period	$13.98	$9.68	$14.15	$14.49	$13.27	$13.22	N/A	N/A
Accumulation units outstanding
at the end of period	21,159	21,789	23,544	25,179	7,745	1,558	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	$6.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	158	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division574
Accumulation unit value:
Beginning of period	$11.30	$21.68	$23.26	$20.84	$20.12	$18.33	N/A	N/A
End of period	$16.14	$11.30	$21.68	$23.26	$20.84	$20.12	N/A	N/A
Accumulation units outstanding
at the end of period	1,839	1,560	2,688	480	348	278	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	$6.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,536	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.70	$9.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.39	$6.70	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,408	4,894	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	$10.14	$16.88	$15.66	N/A	N/A	N/A	N/A	N/A
End of period	$13.13	$10.14	$16.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,250	16,373	16,116	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	$10.07	$11.84	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.29	$10.07	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,882	6,257	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	$10.69	$16.75	$15.61	N/A	N/A	N/A	N/A	N/A
End of period	$13.52	$10.69	$16.75	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,037	30,975	9,884	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	$9.83	$12.64	$11.90	N/A	N/A	N/A	N/A	N/A
End of period	$11.52	$9.83	$12.64	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	61,763	59,474	49,947	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	$11.39	$15.91	$14.83	N/A	N/A	N/A	N/A	N/A
End of period	$13.89	$11.39	$15.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	65,092	65,777	52,460	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$7.03	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	481	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Balanced Division572

Accumulation unit value:
Beginning of period	$22.67	$28.95	$27.27	$24.30	$23.36	$21.64	N/A	N/A
End of period	$26.79	$22.67	$28.95	$27.27	$24.30	$23.36	N/A	N/A
Accumulation units outstanding
at the end of period	30,857	32,021	29,555	21,378	7,027	7,869	N/A	N/A

JNL/Select Money Market
Division572
Accumulation unit value:
Beginning of period	$13.57	$13.44	$13.00	$12.59	$12.41	$12.44	N/A	N/A
End of period	$13.42	$13.57	$13.44	$13.00	$12.59	$12.41	N/A	N/A
Accumulation units outstanding
at the end of period	194,211	179,886	182,928	4,041	2,346	1,540	N/A	N/A

JNL/Select Value Division580

Accumulation unit value:
Beginning of period	$14.76	$22.42	$21.05	$17.62	$16.50	$14.36	N/A	N/A
End of period	$18.07	$14.76	$22.42	$21.05	$17.62	$16.50	N/A	N/A
Accumulation units outstanding
at the end of period	27,397	28,786	17,568	11,858	5,458	4,737	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Established
Growth Division580
Accumulation unit value:
Beginning of period	$18.89	$33.47	$30.78	$27.41	$26.16	$23.22	N/A	N/A
End of period	$26.77	$18.89	$33.47	$30.78	$27.41	$26.16	N/A	N/A
Accumulation units outstanding
at the end of period	25,936	26,693	26,075	18,141	6,887	3,375	N/A	N/A

JNL/T.Rowe Price Mid-Cap
Growth Division572
Accumulation unit value:
Beginning of period	$27.39	$46.72	$40.37	$38.27	$33.96	$30.25	N/A	N/A
End of period	$39.72	$27.39	$46.72	$40.37	$38.27	$33.96	N/A	N/A
Accumulation units outstanding
at the end of period	23,529	24,210	22,261	20,344	5,775	4,545	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division1068
Accumulation unit value:
Beginning of period	$9.83	$10.58	$10.22	$10.00	N/A	N/A	N/A	N/A
End of period	$10.45	$9.83	$10.58	$10.22	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,002	3,925	4,195	1,094	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division572
Accumulation unit value:
Beginning of period	$9.69	$16.47	$16.54	$13.96	$13.31	$11.90	N/A	N/A
End of period	$13.11	$9.69	$16.47	$16.54	$13.96	$13.31	N/A	N/A
Accumulation units outstanding
at the end of period	50,285	53,054	66,178	14,169	7,778	1,068	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 3.16%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division880
Accumulation unit value:
Beginning of period	$8.82	$15.41	$14.49	$12.20	$11.19	N/A	N/A	N/A
End of period	$11.71	$8.82	$15.41	$14.49	$12.20	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	746	790	842	1,020	N/A	N/A	N/A

JNL/AIM Large Cap Growth
Division846
Accumulation unit value:
Beginning of period	$7.78	$12.88	$11.49	$10.99	$10.37	N/A	N/A	N/A
End of period	$9.37	$7.78	$12.88	$11.49	$10.99	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/AIM Small Cap Growth
Division846
Accumulation unit value:
Beginning of period	$8.28	$14.18	$13.15	$11.85	$11.29	N/A	N/A	N/A
End of period	$10.82	$8.28	$14.18	$13.15	$11.85	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,032	657	696	767	870	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	$7.81	$11.25	$10.73	N/A	N/A	N/A	N/A	N/A
End of period	$9.27	$7.81	$11.25	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,598	1,975	2,610	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.37	$13.49	$12.07	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$6.37	$13.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,456	2,163	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1162
Accumulation unit value:
Beginning of period	$7.22	$10.61	$10.75	$10.32	N/A	N/A	N/A	N/A
End of period	$9.30	$7.22	$10.61	$10.75	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division880
Accumulation unit value:
Beginning of period	$15.10	$16.44	$15.86	$15.63	$15.74	N/A	N/A	N/A
End of period	$16.70	$15.10	$16.44	$15.86	$15.63	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	613	649	641	665	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division911
Accumulation unit value:
Beginning of period	$7.95	$14.78	$13.63	$10.66	$9.90	N/A	N/A	N/A
End of period	$10.03	$7.95	$14.78	$13.63	$10.66	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,525	1,614	1,690	-	N/A	N/A	N/A
JNL/JPMorgan MidCap
Growth Division846
Accumulation unit value:
Beginning of period	$11.15	$20.71	$19.80	$18.24	$16.78	N/A	N/A	N/A
End of period	$15.44	$11.15	$20.71	$19.80	$18.24	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division846
Accumulation unit value:
Beginning of period	$13.88	$13.45	$13.05	$13.04	$13.31	N/A	N/A	N/A
End of period	$13.95	$13.88	$13.45	$13.05	$13.04	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,499	1,588	1,557	1,594	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.65	$13.74	$12.12	N/A	N/A	N/A	N/A	N/A
End of period	$11.07	$6.65	$13.74	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,175	1,065	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division880
Accumulation unit value:
Beginning of period	$9.98	$16.88	$17.89	$16.12	$16.12	N/A	N/A	N/A
End of period	$13.51	$9.98	$16.88	$17.89	$16.12	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	776	822	907	1,027	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division880
Accumulation unit value:
Beginning of period	$8.00	$13.44	$14.89	$13.16	$13.55	N/A	N/A	N/A
End of period	$7.52	$8.00	$13.44	$14.89	$13.16	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	616	652	678	785	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division911
Accumulation unit value:
Beginning of period	$6.12	$9.19	$10.30	$9.37	$9.43	N/A	N/A	N/A
End of period	$7.89	$6.12	$9.19	$10.30	$9.37	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/MCM Dow 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division1160

Accumulation unit value:
Beginning of period	$4.98	$10.14	$11.64	$10.73	N/A	N/A	N/A	N/A
End of period	$5.80	$4.98	$10.14	$11.64	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,497	2,645	2,768	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division665

Accumulation unit value:
Beginning of period	$8.35	$16.74	$15.55	$11.45	$10.73	$9.39	N/A	N/A
End of period	$10.60	$8.35	$16.74	$15.55	$11.45	$10.73	N/A	N/A
Accumulation units outstanding
at the end of period	-	317	336	351	-	-	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division846
Accumulation unit value:
Beginning of period	$8.16	$10.97	$10.53	$10.23	$10.09	N/A	N/A	N/A
End of period	$9.57	$8.16	$10.97	$10.53	$10.23	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division573
Accumulation unit value:
Beginning of period	$10.20	$18.44	$17.25	$14.17	$12.91	$11.27	N/A	N/A
End of period	$12.78	$10.20	$18.44	$17.25	$14.17	$12.91	N/A	N/A
Accumulation units outstanding
at the end of period	871	573	607	635	-	-	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division771

Accumulation unit value:
Beginning of period	$7.34	$13.18	$13.41	$11.65	$10.99	N/A	N/A	N/A
End of period	$8.82	$7.34	$13.18	$13.41	$11.65	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,134	2,216	-	-	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division809

Accumulation unit value:
Beginning of period	$6.86	$12.11	$10.50	$10.35	$9.11	N/A	N/A	N/A
End of period	$8.92	$6.86	$12.11	$10.50	$10.35	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,238	1,139	1,198	-	-	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division911
Accumulation unit value:
Beginning of period	$19.38	$32.19	$24.56	$20.98	$21.54	N/A	N/A	N/A
End of period	$22.55	$19.38	$32.19	$24.56	$20.98	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	624	661	692	-	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division
Accumulation unit value:
Beginning of period	$9.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,849	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	$7.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,921	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division902

Accumulation unit value:
Beginning of period	$8.62	$16.93	$14.63	$15.31	$12.87	N/A	N/A	N/A
End of period	$9.58	$8.62	$16.93	$14.63	$15.31	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	666	706	739	-	N/A	N/A	N/A

JNL/MCM VIP Division809

Accumulation unit value:
Beginning of period	$7.59	$13.69	$12.75	$11.74	$10.36	N/A	N/A	N/A
End of period	$9.11	$7.59	$13.69	$12.75	$11.74	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division846
Accumulation unit value:
Beginning of period	$12.56	$12.91	$12.31	$12.28	$12.52	N/A	N/A	N/A
End of period	$14.04	$12.56	$12.91	$12.31	$12.28	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,354	2,386	2,527	2,476	2,538	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Conservative
Division911
Accumulation unit value:
Beginning of period	$9.28	$11.11	$10.79	$10.32	$10.33	N/A	N/A	N/A
End of period	$10.21	$9.28	$11.11	$10.79	$10.32	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Division967
Accumulation unit value:
Beginning of period	$9.07	$11.88	$11.38	$10.64	$10.64	N/A	N/A	N/A
End of period	$10.42	$9.07	$11.88	$11.38	$10.64	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Mid-Cap
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Questions: If you have any questions about your Contract, you may contact us at:
Annuity Service Center:	1 (800) 873-5654 (8 a.m. - 8 p.m. ET)
Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951
Institutional Marketing Group Service Center:	1 (800) 777-7779 (8 a.m. - 8 p.m., ET)
(for Contracts purchased through a bank or another financial institution)
Mail Address:	P.O. Box30314, Lansing, Michigan 48909-7814
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951 Attn: IMG
Home Office:	1 Corporate Way, Lansing, Michigan 48951

STATEMENT OF ADDITIONAL INFORMATION

October 11, 2010

INDIVIDUAL AND GROUP FLEXIBLE PREMIUM
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
ISSUED BY THE JACKSON NATIONAL SEPARATE ACCOUNT - I
OF JACKSON NATIONAL LIFE INSURANCE COMPANY®

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the current Prospectus. The current Prospectus may be obtained from Jackson National Life Insurance Company by writing P.O. Box 30314 Lansing, Michigan 48909-7814 (for Perspective II October 11, 2010 Prospectus) or FTAM, 38 Fountain Square Plaza, MD 1090D2, Cincinnati, Ohio 45263 (for Fifth Third Perspective May 1, 2010 Prospectus), or calling 1-800-873-5654.

General Information and History

Jackson National Separate Account - I (Separate Account) is a separate investment account of Jackson National Life Insurance Company (Jackson®).  Jackson is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Trademarks, Service Marks, And Related Disclosures

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell").  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment adviser and a wholly-owned subsidiary of The McGraw-Hill Companies, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services.  SPIAS does not act as a “fiduciary” or as an “investment manager”, as defined under ERISA, to any investor.  SPIAS is not responsible for client suitability. Past performance of the Funds is no indication of future results. Since performance fluctuates over time, the fact that the Funds may have outperformed the benchmarks over one period of time does not mean that they outperformed the benchmarks over other periods or will outperform the benchmarks in the future.  SPIAS does not take into account any information about any investor or any investor’s assets when creating, providing or maintaining any asset allocation portfolio.  SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments.

The JNL/Mellon Capital Management S&P Divisions and JNL/S&P Divisions, and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor’s Index are not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC (“S&P”) and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500 Index®, the S&P MidCap 400 Index®, the S&P SmallCap 600 Index® or any other S&P Index to track general stock market performance.  S&P's only relationship to the Separate Account (Licensee) is the licensing of certain registered trademarks and trade names of S&P, the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index, which are determined, composed and calculated by S&P without regard to the Licensee or the Divisions.  S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 Index, the S&P 400 Index, the S&P SmallCap 600 Index, or any other S&P Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Jackson has entered into a License Agreement with Value Line®.  Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor.  VLPI has no obligation to take the needs of Jackson or any investor in the Product into consideration in composing the System.  The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System.  VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM.  VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE.  VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM.  VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Services

Jackson keeps the assets of the Separate Account.  Jackson holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

The financial statements of Jackson National Separate Account - I and Jackson National Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  KPMG LLP is located at 303 East Wacker Drive, Chicago, Illinois 60601.

Purchase of Securities Being Offered

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold.  The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

Underwriters

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC (JNLD), 7601 Technology Way, Denver, Colorado 80237.  JNLD is a subsidiary of Jackson.

For Perspective II®, the aggregate amount of underwriting commissions paid to broker/dealers was $372,712,685 in 2007, $268,369,066 in 2008, and $376,709,288 in 2009.  For Perspective Fifth Third, the aggregate amount of underwriting commissions paid to broker/dealers was $$1,086,313 in 2007, $233,549 in 2008, and $160,219 in 2009.
JNLD did not retain any portion of the commissions.

Calculation of Performance

When Jackson advertises performance for an Investment Division (except the JNL/Select Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts.  Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Funds.  We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the ending redeemable value ("redeemable value") of that investment at the end of the period, carried to at least the nearest hundredth of a percent.  Standardized average annual total return reflects the deduction of all recurring charges that are charged to all Contracts.  The redeemable value also reflects the effect of any applicable withdrawal charge or other charge that may be imposed at the end of the period.  No deduction is made for premium taxes that may be assessed by certain states.

Jackson may also advertise non-standardized total return on an annualized and cumulative basis.  Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return.  The Contract is designed for long-term investment; therefore, Jackson believes that non-standardized total return that does not reflect the deduction of any applicable withdrawal charge may be useful to investors.  Reflecting the deduction of the withdrawal charge decreases the level of performance advertised. Non-standardized total return may also assume a larger initial investment that more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.  Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate.  Any quotation of performance should not be considered a guarantee of future performance.  Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management.  An owner's withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson may advertise the current annualized yield for a 30-day period for an Investment Division.  The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period.  Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period.  The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

[Missing Graphic Reference]

Where:

a	=	net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b	=	expenses for the Investment Division accrued for the period (net of reimbursements).
c	=	the average daily number of accumulation units outstanding during the period.
d	=	the maximum offering price per accumulation unit on the last day of the period.

The maximum withdrawal charge is 8.5%.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission.  Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Funds.  The yield on amounts held in the Investment Division normally will fluctuate over time.  Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return.  An Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/Select Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent.  We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period.  The JNL/Select Money Market Division's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7).  The JNL/Select Money Market Division's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

The JNL/Select Money Market Division's and effective yield will fluctuate daily.  Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion.  The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information.  There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant.  It should be noted that neither a Contract owner's investment in the JNL/Select Money Market Division nor that Division's investment in the JNL/Select Money Market Division is guaranteed or insured.  Yields of other money market Funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER.  JACKSON DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.  PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS.  MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

Jackson's Tax Status

Jackson is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code").  For federal income tax purposes, the Separate Account is not a separate entity from Jackson and its operations form a part of Jackson.

Taxation of Annuity Contracts in General

Section 72 of the Code governs the taxation of annuities in general.  An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected.  For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract.  For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis.  The taxable portion of a withdrawal is taxed at ordinary income tax rates.  Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income.  All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract.  The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made.  No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract).  For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Withholding Tax on Distributions

The Code generally requires Jackson (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract.  For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer.  This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals).  Failure to "roll over" the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement.  If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%.  If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate.  A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts.  The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department").  Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.  The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual Funds underlying variable Contracts.  These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above.  Under these Regulations, a mutual Fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual Fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual Fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual Fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual Fund is represented by any four investments.

Jackson intends that each Fund of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account.  Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.  Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time.  The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson regarding the availability of a particular Allocation Option and other than the Contract owner's right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson or an advisor in its sole and absolute discretion.  The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects.  The first difference is that the contracts described in Rev. Rul. 2003-91 provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas the Perspective II Contract offers  99 Investment Divisions, the Fifth Third Perspective Contract offers 96 Investment Divisions and both Contracts offer at least one Fixed Account option, although a Contract owner's Contract Value can be allocated to no more than 18 fixed and variable options at any one time.  The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  Jackson reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity Contracts that are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution.  Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts.  For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange.  Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity Contract may be exchanged in a tax-free transaction for another annuity Contract.  Historically, it was presumed that only the exchange of an entire Contract, as opposed to a partial exchange, would be accorded tax-free status.  In 1998, in Conway v. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity Contract into another annuity Contract qualified as a non-taxable exchange.  In response to the Conway decision, the IRS issued Notice 2003-51 and Revenue Procedure 2008-24.  In accordance with these rulings, the IRS will consider a partial exchange valid if there is either no withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 12 months of the date of the partial exchange or if the owner can demonstrate that they have met certain conditions under Section 72(a)(2) or had any life event similar to these conditions that occurred between the date of the exchange and the date of the withdrawal or surrender.  In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of life events may be approved by the Internal Revenue Service.  Due to the uncertainty in this area owners should consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

Contracts Owned by Other Than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities.  Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies).  However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans.  Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a Contract may have tax consequences.  Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances.  Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity.  The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual's gross income.  In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract.  If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan.  If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable.  If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval

The Perspective II Contract and all death benefit riders attached thereto have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Tax-Qualified Plans

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans.  Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan.  Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan.  Owners, annuitant and beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

Tax Treatment of Withdrawals

Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity Contracts.  It provides that if the Contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal.  Withdrawn earnings are included in a taxpayer's gross income.  Section 72 further provides that a 10% penalty will apply to the income portion of any distribution.  The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Tax-Qualified Contracts

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan.  Special tax rules may be available for certain distributions from a tax-qualified Contract.  Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A.  To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts; (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an  IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code).  The exceptions stated in items (4) and (6) above do not apply in the case of an IRA.  The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship.  Hardship withdrawals do not include any earnings on salary reduction contributions.  These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988.  The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans.  Tax penalties may also apply.  While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion.  Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes – Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA.  Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement.  In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2.  Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used.  Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs.  If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Tax-Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans.  Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan.  Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan.  Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson's administrative procedures.  Jackson is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson specifically consents to be bound.  Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred.  However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan.  Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used.  Such descriptions are not exhaustive and are for general informational purposes only.  The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances.  Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein.  Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization.  Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.  Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts.  (See "Tax Treatment of Withdrawals – Tax-Qualified Contracts" above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women.  The Contracts sold by Jackson in connection with certain Tax-Qualified Plans will utilize tables that do not differentiate on the basis of sex.  Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

(a) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code.  These qualifying employers may make contributions to the Contracts for the benefit of their employees.  Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract.  The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.  Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts.  Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity").  Under applicable limitations, certain amounts may be contributed to an IRA annuity that will be deductible from the individual's gross income.  IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions.  Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.  Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) Roth IRA Annuities

Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity.  Purchase payments for Roth IRA annuities are limited to a maximum of $5,000 for 2010.  The limit will be adjusted annually for inflation in $500 increments.  In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions.  The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000.  The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

Lower maximum limitations apply to individuals above certain adjusted gross income levels.  For2010, these levels are $105,000 in the case of single taxpayers, $167,000 in the case of married taxpayers filing joint returns, and $0 in the case of married taxpayers filing separately.  These levels are indexed annually in $1,000 increments.  An overall $5,000 annual limitation (increased as discussed above) continues to apply to all of a taxpayer's IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor.  Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution.  Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity.  The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity.  Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity.  The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over.  For rollovers in 2010, the income may be reported ratably in 2011 and 2012.  There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.
(d) Pension and Profit-Sharing Plans

The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees.  These retirement plans may permit the purchase of the Contracts to provide benefits under the plan.  Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan.  The tax consequences to owners may vary depending upon the particular plan design.  However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders.  Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(e) Eligible Deferred Compensation Plans -- Section 457

Under Code provisions, employees and independent Contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code.  The amounts deferred under a Plan that meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary.  As a general rule, the maximum amount that can be deferred in any one year is the lesser of 100% of the participant's includible compensation or the $16,500 elective deferral limitation in 2010.  The limit is indexed for inflation in $500 increments annually thereafter.  In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions.  The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $5,500.  The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age.  Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries.  For this purpose, custodial accounts and certain annuity Contracts are treated as trusts.  The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer.  In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code.  In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

●	attains age 70 1/2,
●	severs employment,
●	dies, or
●	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457.  Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

Annuity Provisions

Variable Annuity Payment

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract.  The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment.  That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment.  The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established.  The value may increase or decrease from one business day to the next.  The income option tables contained in the Contract are based on an assumed investment rate of 3% for option 4 or 4.5% for option 1-3.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation, calculated by use of the Net Investment Factor, described below. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3% for option 4 or 4.5% for option 1-3.

Net Investment Factor

The net investment factor is an index applied to measure the net investment performance of an Investment Division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)	is the net result of:
	(1)	the net asset value of a Fund's share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus
	(2)	the per share amount of any dividend or other distribution declared by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus
(3)
a per share credit or charge with respect to any taxes paid or reserved for by Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

(b)	is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and
(c)
is the asset charge factor determined by Jackson for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see "Income Payments (The Income Phase)" in the Prospectus.

Condensed Financial Information

Accumulation Unit Values

The tables reflect the values of accumulation units for each Investment Division for the beginning and end of the periods indicated, and the number of accumulation units outstanding as of the end of the periods indicated – for Contracts with all levels of charges (and combinations of optional endorsements).  This information derives from the financial statements of the Separate Account, which together constitute the Separate Account's condensed financial information.  Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus.  Also, please ask about the more timely accumulation unit values that are available for each Investment Division.

Set forth below are fund changes and additions since the May 1, 2010 Prospectus, for your information in reviewing Accumulation Unit information.

Effective October 11, 2010, the following Investment Divisions changed (whether or not in connection with a sub-adviser change):

JNL/AIM Global Real Estate Fund to JNL/Invesco Global Real Estate Fund;
JNL/AIM International Growth Fund to JNL/Invesco International Growth Fund;
JNL/AIM Large Cap Growth Fund to JNL/Invesco Large Cap Growth Fund;
JNL/AIM Small Cap Growth Fund to JNL/Invesco Small Cap Growth Fund;
JNL/Credit Suisse Commodity Securities Fund to JNL/BlackRock Commodity Securities Fund; and
JNL/Credit Suisse Long/Short Fund to JNL/Goldman Sachs U.S. Equity Flex Fund.

The Separate Account has the following new Investment Divisions, for which no Accumulation Unit information is yet available:

Effective May 1, 2010

JNL/American Funds® Blue Chip Income and Growth Fund;
JNL/American Funds Global Bond Fund;
JNL/American Funds Global Small Capitalization Fund;
JNL/American Funds Growth-Income Fund;
JNL/American Funds International Fund; and
JNL/American Funds New World Fund.

Effective October 11, 2010

JNL/BlackRock Global Allocation Fund.

At the end of the tables are the footnotes with the beginning dates of activity for each Investment Division at every applicable charge level (annualized) under the Contract.

Accumulation Unit Values
Base Contract with $1 Million Premium Administrative Fee Waiver - 1.00%
(Contracts issued before May 3, 2004)

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division860
Accumulation unit value:
Beginning of period	$8.41	$13.20	$15.69	$11.62	$10.74	N/A	N/A	N/A
End of period	$11.03	$8.41	$13.20	$15.69	$11.62	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,407	16,085	3,085	22,379	31,956	N/A	N/A	N/A

JNL/AIM International
Growth Division346
Accumulation unit value:
Beginning of period	$11.84	$20.25	$18.64	$15.36	$14.01	$12.16	$10.43	N/A
End of period	$16.06	$11.84	$20.25	$18.64	$15.36	$14.01	$12.16	N/A
Accumulation units outstanding
at the end of period	6,685	5,781	2,826	3,119	4,258	4,721	5,447	N/A

JNL/AIM Large Cap Growth
Division525
Accumulation unit value:
Beginning of period	$9.08	$14.72	$12.84	$12.03	$11.33	$10.57	N/A	N/A
End of period	$11.18	$9.08	$14.72	$12.84	$12.03	$11.33	N/A	N/A
Accumulation units outstanding
at the end of period	42,864	31,112	44,459	37,077	31,112	31,112	N/A	N/A

JNL/AIM Small Cap Growth
Division525
Accumulation unit value:
Beginning of period	$9.67	$16.21	$14.70	$12.97	$12.08	$11.71	N/A	N/A
End of period	$12.91	$9.67	$16.21	$14.70	$12.97	$12.08	N/A	N/A
Accumulation units outstanding
at the end of period	16,581	26,477	11,947	11,947	11,947	11,947	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division525
Accumulation unit value:
Beginning of period	$9.42	$13.27	$12.42	$11.32	$10.39	$9.74	N/A	N/A
End of period	$11.43	$9.42	$13.27	$12.42	$11.32	$10.39	N/A	N/A
Accumulation units outstanding
at the end of period	60,379	60,164	60,472	60,839	61,925	64,483	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division346
Accumulation unit value:
Beginning of period	$18.52	$31.64	$29.13	$28.13	$27.14	$24.55	$21.78	N/A
End of period	$24.72	$18.52	$31.64	$29.13	$28.13	$27.14	$24.55	N/A
Accumulation units outstanding
at the end of period	2,262	1,746	5,044	1,878	10,020	2,275	2,610	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	31,602	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division560

Accumulation unit value:
Beginning of period	$12.16	$20.14	$20.23	$18.19	$17.77	$17.11	N/A	N/A
End of period	$16.11	$12.16	$20.14	$20.23	$18.19	$17.77	N/A	N/A
Accumulation units outstanding
at the end of period	13,855	14,114	14,133	14,133	14,133	14,480	N/A	N/A

JNL/Eagle SmallCap Equity
Division368
Accumulation unit value:
Beginning of period	$16.56	$27.10	$24.42	$20.54	$20.23	$17.20	$15.15	N/A
End of period	$22.21	$16.56	$27.10	$24.42	$20.54	$20.23	$17.20	N/A
Accumulation units outstanding
at the end of period	8,672	28,827	18,646	16,134	19,032	5,805	2,512	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.32	$9.99	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$8.14	$6.32	$9.99	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	42,096	50,213	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1218
Accumulation unit value:
Beginning of period	$7.65	$11.00	$10.91	$10.91	N/A	N/A	N/A	N/A
End of period	$10.07	$7.65	$11.00	$10.91	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	18,434	33,860	25,411	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division1044
Accumulation unit value:
Beginning of period	$7.86	$11.87	$12.77	$12.35	N/A	N/A	N/A	N/A
End of period	$10.39	$7.86	$11.87	$12.77	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division346
Accumulation unit value:
Beginning of period	$20.28	$21.60	$20.39	$19.67	$19.36	$18.29	$18.01	N/A
End of period	$22.92	$20.28	$21.60	$20.39	$19.67	$19.36	$18.29	N/A
Accumulation units outstanding
at the end of period	4,301	5,013	5,369	5,623	5,950	6,348	6,309	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	$8.54	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,586	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2144
Accumulation unit value:
Beginning of period	$10.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	57,137	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division316
Accumulation unit value:
Beginning of period	$10.05	$18.29	$16.50	$12.63	$10.76	$8.87	$6.22	N/A
End of period	$12.95	$10.05	$18.29	$16.50	$12.63	$10.76	$8.87	N/A
Accumulation units outstanding
at the end of period	11,643	16,706	16,790	48,819	28,235	16,875	8,019	N/A

JNL/JPMorgan MidCap
Growth Division368
Accumulation unit value:
Beginning of period	$14.97	$27.21	$25.46	$22.95	$21.83	$18.69	$16.77	N/A
End of period	$21.19	$14.97	$27.21	$25.46	$22.95	$21.83	$18.69	N/A
Accumulation units outstanding
at the end of period	-	-	3,691	-	-	1,922	1,922	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division560
Accumulation unit value:
Beginning of period	$18.64	$17.67	$16.78	$16.41	$16.20	$15.72	N/A	N/A
End of period	$19.13	$18.64	$17.67	$16.78	$16.41	$16.20	N/A	N/A
Accumulation units outstanding
at the end of period	15,602	13,557	13,632	13,632	13,632	14,991	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$7.05	$14.25	$11.43	N/A	N/A	N/A	N/A	N/A
End of period	$11.98	$7.05	$14.25	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,924	-	12,058	N/A	N/A	N/A	N/A	N/A
JNL/Lazard Mid Cap Equity
Division741
Accumulation unit value:
Beginning of period	$12.62	$20.88	$21.65	$19.09	$17.25	N/A	N/A	N/A
End of period	$17.44	$12.62	$20.88	$21.65	$19.09	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,954	5,769	5,798	5,820	48,655	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division368
Accumulation unit value:
Beginning of period	$10.11	$16.63	$18.02	$15.58	$15.04	$13.17	$11.30	N/A
End of period	$9.55	$10.11	$16.63	$18.02	$15.58	$15.04	$13.17	N/A
Accumulation units outstanding
at the end of period	-	3,270	1,744	1,744	8,791	4,579	2,661	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division324

Accumulation unit value:
Beginning of period	$8.09	$12.61	$13.11	$11.80	$12.28	$10.17	$7.61	N/A
End of period	$12.25	$8.09	$12.61	$13.11	$11.80	$12.28	$10.17	N/A
Accumulation units outstanding
at the end of period	62,221	69,921	102,187	125,351	120,015	169,648	92,510	N/A

JNL/MCM Bond Index Division525

Accumulation unit value:
Beginning of period	$12.59	$12.26	$11.64	$11.34	$11.25	$11.13	N/A	N/A
End of period	$13.18	$12.59	$12.26	$11.64	$11.34	$11.25	N/A	N/A
Accumulation units outstanding
at the end of period	46,521	52,630	55,343	48,171	46,513	45,833	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division1100
Accumulation unit value:
Beginning of period	$3.88	$6.49	$6.29	$5.15	N/A	N/A	N/A	N/A
End of period	$4.82	$3.88	$6.49	$6.29	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	24,734	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division750
Accumulation unit value:
Beginning of period	$7.51	$11.05	$12.11	$10.78	$10.79	N/A	N/A	N/A
End of period	$9.90	$7.51	$11.05	$12.11	$10.78	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	18,579	4,591	4,609	4,627	N/A	N/A	N/A

JNL/MCM Dow 10 Division324

Accumulation unit value:
Beginning of period	$6.30	$11.79	$11.79	$9.19	$9.84	$9.67	$7.53	N/A
End of period	$7.23	$6.30	$11.79	$11.79	$9.19	$9.84	$9.67	N/A
Accumulation units outstanding
at the end of period	93,496	90,843	113,533	152,359	144,835	176,252	91,838	N/A

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	$5.30	$10.43	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.32	$5.30	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,641	7,415	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division346
Accumulation unit value:
Beginning of period	$6.43	$10.44	$10.16	$8.79	$8.51	$7.73	$6.90	N/A
End of period	$6.00	$6.43	$10.44	$10.16	$8.79	$8.51	$7.73	N/A
Accumulation units outstanding
at the end of period	-	29,099	29,425	29,698	30,764	31,825	8,237	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division1167
Accumulation unit value:
Beginning of period	$6.13	$12.55	$15.34	$14.48	N/A	N/A	N/A	N/A
End of period	$7.20	$6.13	$12.55	$15.34	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	5,218	5,244	19,420	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division324

Accumulation unit value:
Beginning of period	$10.25	$20.11	$18.28	$13.18	$12.08	$9.52	$7.19	N/A
End of period	$13.30	$10.25	$20.11	$18.28	$13.18	$12.08	$9.52	N/A
Accumulation units outstanding
at the end of period	54,575	50,319	77,757	108,659	111,736	171,645	82,057	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division750
Accumulation unit value:
Beginning of period	$10.02	$13.19	$12.38	$11.77	$10.82	N/A	N/A	N/A
End of period	$12.01	$10.02	$13.19	$12.38	$11.77	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,587	32,866	18,465	23,800	4,615	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division324
Accumulation unit value:
Beginning of period	$11.85	$20.98	$19.19	$15.44	$13.76	$11.63	$8.85	N/A
End of period	$15.17	$11.85	$20.98	$19.19	$15.44	$13.76	$11.63	N/A
Accumulation units outstanding
at the end of period	34,353	44,084	44,604	31,986	39,277	32,433	5,828	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division980

Accumulation unit value:
Beginning of period	$8.04	$14.13	$14.07	$11.96	$12.00	N/A	N/A	N/A
End of period	$9.88	$8.04	$14.13	$14.07	$11.96	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	99,523	101,706	99,187	209,590	205,908	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	$7.52	$10.23	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.99	$7.52	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,036	9,036	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	$6.21	$10.41	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.37	$6.21	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,894	2,912	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division750
Accumulation unit value:
Beginning of period	$23.80	$38.68	$28.88	$24.15	$17.82	N/A	N/A	N/A
End of period	$28.29	$23.80	$38.68	$28.88	$24.15	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,712	21,421	25,740	34,700	22,939	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division324

Accumulation unit value:
Beginning of period	$7.46	$14.95	$14.38	$13.88	$10.21	$8.77	$7.65	N/A
End of period	$8.84	$7.46	$14.95	$14.38	$13.88	$10.21	$8.77	N/A
Accumulation units outstanding
at the end of period	42,791	47,403	100,454	135,102	151,563	190,696	100,935	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	$7.26	$9.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.54	$7.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	39,724	39,724	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division324
Accumulation unit value:
Beginning of period	$10.30	$16.67	$15.67	$14.43	$13.02	$11.36	$8.86	N/A
End of period	$14.08	$10.30	$16.67	$15.67	$14.43	$13.02	$11.36	N/A
Accumulation units outstanding
at the end of period	43,378	40,780	37,555	37,443	37,333	45,926	6,909	N/A

JNL/MCM S&P 500 Index Division324

Accumulation unit value:
Beginning of period	$8.03	$13.01	$12.52	$10.99	$10.64	$9.76	$8.15	N/A
End of period	$10.01	$8.03	$13.01	$12.52	$10.99	$10.64	$9.76	N/A
Accumulation units outstanding
at the end of period	64,070	42,593	57,722	58,087	57,589	88,091	31,111	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	$6.13	$8.25	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.80	$6.13	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,872	4,903	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division346
Accumulation unit value:
Beginning of period	$11.61	$19.57	$22.07	$20.36	$18.88	$16.94	$13.74	N/A
End of period	$12.06	$11.61	$19.57	$22.07	$20.36	$18.88	$16.94	N/A
Accumulation units outstanding
at the end of period	33,599	27,898	48,952	67,859	68,349	98,604	53,679	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division324
Accumulation unit value:
Beginning of period	$10.00	$15.52	$16.01	$13.77	$13.34	$11.47	$8.50	N/A
End of period	$12.61	$10.00	$15.52	$16.01	$13.77	$13.34	$11.47	N/A
Accumulation units outstanding
at the end of period	29,388	25,895	21,902	26,364	42,319	36,440	4,844	N/A

JNL/MCM Technology Sector
Division750
Accumulation unit value:
Beginning of period	$4.09	$7.31	$6.44	$5.95	$5.49	N/A	N/A	N/A
End of period	$6.64	$4.09	$7.31	$6.44	$5.95	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	58,139	76,322	18,134	18,206	N/A	N/A	N/A

JNL/MCM Value Line 30 Division699

Accumulation unit value:
Beginning of period	$9.45	$18.16	$15.35	$15.72	$11.44	$10.55	N/A	N/A
End of period	$10.73	$9.45	$18.16	$15.35	$15.72	$11.44	N/A	N/A
Accumulation units outstanding
at the end of period	20,214	19,044	16,382	52,711	59,946	10,790	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	$8.31	$13.67	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.20	$8.31	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,970	14,795	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division368
Accumulation unit value:
Beginning of period	$9.25	$15.79	$15.00	$12.96	$11.50	$9.85	$8.20	N/A
End of period	$12.76	$9.25	$15.79	$15.00	$12.96	$11.50	$9.85	N/A
Accumulation units outstanding
at the end of period	11,475	33,881	33,992	39,340	39,300	16,918	5,204	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,550	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division316
Accumulation unit value:
Beginning of period	$15.87	$15.96	$14.90	$14.54	$14.35	$13.88	$13.72	N/A
End of period	$18.14	$15.87	$15.96	$14.90	$14.54	$14.35	$13.88	N/A
Accumulation units outstanding
at the end of period	22,019	15,293	15,378	25,761	27,893	26,214	3,635	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.94	$14.50	$14.81	$13.54	$13.45	$13.05	N/A	N/A
End of period	$14.40	$9.94	$14.50	$14.81	$13.54	$13.45	N/A	N/A
Accumulation units outstanding
at the end of period	8,303	8,405	8,451	8,451	8,451	9,293	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,510	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$6.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,024	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$5.62	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,275	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division368
Accumulation unit value:
Beginning of period	$10.42	$17.30	$16.01	$13.99	$13.03	$11.68	$10.58	N/A
End of period	$13.52	$10.42	$17.30	$16.01	$13.99	$13.03	$11.68	N/A
Accumulation units outstanding
at the end of period	-	45,675	45,903	46,080	46,259	70,370	864	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	$9.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,492	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	$10.98	$17.16	$16.37	N/A	N/A	N/A	N/A	N/A
End of period	$13.92	$10.98	$17.16	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	20,797	24,807	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$5.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,336	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division560

Accumulation unit value:
Beginning of period	$23.45	$29.88	$28.08	$24.95	$23.93	$22.20	N/A	N/A
End of period	$27.79	$23.45	$29.88	$28.08	$24.95	$23.93	N/A	N/A
Accumulation units outstanding
at the end of period	2,108	2,133	2,145	2,145	2,145	2,359	N/A	N/A

JNL/Select Money Market
Division575
Accumulation unit value:
Beginning of period	$14.04	$13.87	$13.38	$12.93	$12.72	$12.72	N/A	N/A
End of period	$13.92	$14.04	$13.87	$13.38	$12.93	$12.72	N/A	N/A
Accumulation units outstanding
at the end of period	4,355	-	-	-	-	236,527	N/A	N/A

JNL/Select Value Division346

Accumulation unit value:
Beginning of period	$14.99	$22.71	$21.27	$17.77	$16.59	$14.60	$12.67	N/A
End of period	$18.40	$14.99	$22.71	$21.27	$17.77	$16.59	$14.60	N/A
Accumulation units outstanding
at the end of period	6,060	4,819	4,931	19,813	6,972	7,728	8,970	N/A

JNL/T.Rowe Price Established
Growth Division368
Accumulation unit value:
Beginning of period	$19.55	$34.55	$31.69	$28.15	$26.80	$24.64	$22.35	N/A
End of period	$27.77	$19.55	$34.55	$31.69	$28.15	$26.80	$24.64	N/A
Accumulation units outstanding
at the end of period	26,153	34,250	17,111	9,688	19,348	1,982	1,982	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division316
Accumulation unit value:
Beginning of period	$28.34	$48.22	$41.56	$39.30	$34.79	$29.77	$22.26	N/A
End of period	$41.20	$28.34	$48.22	$41.56	$39.30	$34.79	$29.77	N/A
Accumulation units outstanding
at the end of period	16,934	17,481	14,005	25,953	36,051	18,034	3,414	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	$9.86	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.54	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,098	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division502
Accumulation unit value:
Beginning of period	$9.90	$16.79	$16.82	$14.15	$13.47	$12.29	N/A	N/A
End of period	$13.43	$9.90	$16.79	$16.82	$14.15	$13.47	N/A	N/A
Accumulation units outstanding
at the end of period	60,805	83,237	62,035	73,509	47,430	46,459	N/A	N/A

Accumulation Unit Values
Base Contract with $1 Million Premium Administrative Fee Waiver - 1.10%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2148
Accumulation unit value:
Beginning of period	$12.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,454	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2012
Accumulation unit value:
Beginning of period	$9.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	281,320	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2056
Accumulation unit value:
Beginning of period	$11.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	159,082	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2175
Accumulation unit value:
Beginning of period	$13.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.86	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	197,382	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division1046
Accumulation unit value:
Beginning of period	$8.37	$13.17	$15.67	$13.01	N/A	N/A	N/A	N/A
End of period	$10.98	$8.37	$13.17	$15.67	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	197,517	105,815	51,310	18,378	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division732
Accumulation unit value:
Beginning of period	$11.68	$20.00	$18.42	$15.19	$13.88	$13.64	N/A	N/A
End of period	$15.83	$11.68	$20.00	$18.42	$15.19	$13.88	N/A	N/A
Accumulation units outstanding
at the end of period	140,797	48,327	23,486	25,532	2,822	2,932	N/A	N/A

JNL/AIM Large Cap Growth
Division977
Accumulation unit value:
Beginning of period	$9.02	$14.63	$12.78	$11.98	$12.11	N/A	N/A	N/A
End of period	$11.09	$9.02	$14.63	$12.78	$11.98	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	354,833	237,694	210,840	96,058	114	N/A	N/A	N/A

JNL/AIM Small Cap Growth
Division977
Accumulation unit value:
Beginning of period	$9.60	$16.11	$14.62	$12.91	$13.03	N/A	N/A	N/A
End of period	$12.80	$9.60	$16.11	$14.62	$12.91	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	136,166	88,144	75,161	37,698	87	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division1022
Accumulation unit value:
Beginning of period	$9.34	$13.17	$12.34	$11.64	N/A	N/A	N/A	N/A
End of period	$11.32	$9.34	$13.17	$12.34	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	132,030	77,819	23,946	21,653	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division1119
Accumulation unit value:
Beginning of period	$18.32	$32.20	$26.99	$24.03	N/A	N/A	N/A	N/A
End of period	$25.05	$18.32	$32.20	$26.99	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	62,722	26,882	11,694	2,497	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.50	$6.05	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.79	$4.50	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	147,005	5,451	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division1078
Accumulation unit value:
Beginning of period	$18.27	$31.25	$28.79	$27.20	N/A	N/A	N/A	N/A
End of period	$24.36	$18.27	$31.25	$28.79	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	122,210	50,244	20,189	3,598	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.64	$13.75	$9.98	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	$6.64	$13.75	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	727,844	224,318	85,500	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.62	$9.91	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$6.62	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,604	21,248	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division977

Accumulation unit value:
Beginning of period	$12.01	$19.92	$20.02	$18.02	$18.23	N/A	N/A	N/A
End of period	$15.90	$12.01	$19.92	$20.02	$18.02	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	24,069	18,084	5,121	612	149	N/A	N/A	N/A

JNL/Eagle SmallCap Equity
Division718
Accumulation unit value:
Beginning of period	$16.35	$26.79	$24.17	$20.35	$20.07	$19.23	N/A	N/A
End of period	$21.91	$16.35	$26.79	$24.17	$20.35	$20.07	N/A	N/A
Accumulation units outstanding
at the end of period	89,687	37,027	46,715	11,055	4,252	3,487	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.31	$9.98	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.12	$6.31	$9.98	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	771,513	621,458	532,535	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.85	$9.96	$9.75	N/A	N/A	N/A	N/A	N/A
End of period	$7.57	$5.85	$9.96	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	100,769	10,981	5,099	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	$7.63	$10.98	$10.88	N/A	N/A	N/A	N/A	N/A
End of period	$10.03	$7.63	$10.98	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	389,974	236,462	53,852	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.09	$6.46	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.63	$6.09	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	228,200	19,371	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division1119
Accumulation unit value:
Beginning of period	$7.83	$11.83	$12.75	$11.47	N/A	N/A	N/A	N/A
End of period	$10.34	$7.83	$11.83	$12.75	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	157,081	152,169	26,666	9,968	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division732
Accumulation unit value:
Beginning of period	$20.00	$21.33	$20.15	$19.46	$19.17	$19.15	N/A	N/A
End of period	$22.58	$20.00	$21.33	$20.15	$19.46	$19.17	N/A	N/A
Accumulation units outstanding
at the end of period	159,175	144,569	171,684	48,575	6,533	6,790	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division1902
Accumulation unit value:
Beginning of period	$9.66	$9.97	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.74	$9.66	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	144,156	38,364	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division1062
Accumulation unit value:
Beginning of period	$8.32	$13.16	$12.94	$12.04	N/A	N/A	N/A	N/A
End of period	$10.91	$8.32	$13.16	$12.94	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	70,025	78,525	41,016	13,787	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2135
Accumulation unit value:
Beginning of period	$10.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	189,953	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division732
Accumulation unit value:
Beginning of period	$9.94	$18.11	$16.35	$12.53	$10.68	$10.52	N/A	N/A
End of period	$12.80	$9.94	$18.11	$16.35	$12.53	$10.68	N/A	N/A
Accumulation units outstanding
at the end of period	193,687	169,654	174,410	109,477	12,220	1,900	N/A	N/A

JNL/JPMorgan MidCap
Growth Division1022
Accumulation unit value:
Beginning of period	$14.76	$26.87	$25.17	$24.33	N/A	N/A	N/A	N/A
End of period	$20.88	$14.76	$26.87	$25.17	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,008	13,119	21,801	-	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division732
Accumulation unit value:
Beginning of period	$18.38	$17.45	$16.58	$16.24	$16.04	$16.03	N/A	N/A
End of period	$18.86	$18.38	$17.45	$16.58	$16.24	$16.04	N/A	N/A
Accumulation units outstanding
at the end of period	138,500	187,438	48,091	79,302	7,203	7,486	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1074
Accumulation unit value:
Beginning of period	$7.03	$14.22	$10.91	$9.17	N/A	N/A	N/A	N/A
End of period	$11.94	$7.03	$14.22	$10.91	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	641,235	215,682	168,308	57,332	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division977
Accumulation unit value:
Beginning of period	$12.48	$20.67	$21.46	$18.94	$18.96	N/A	N/A	N/A
End of period	$17.24	$12.48	$20.67	$21.46	$18.94	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	34,992	59,823	36,592	21,747	553	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division977
Accumulation unit value:
Beginning of period	$10.00	$16.46	$17.86	$15.46	$15.53	N/A	N/A	N/A
End of period	$9.45	$10.00	$16.46	$17.86	$15.46	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	78,349	69,909	38,715	74	N/A	N/A	N/A

JNL/M&G Global Basics
Division1948
Accumulation unit value:
Beginning of period	$8.40	$8.04	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.21	$8.40	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	54,633	19,473	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders
Division1916
Accumulation unit value:
Beginning of period	$8.34	$8.52	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.33	$8.34	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,088	14,021	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	$6.21	$9.67	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.65	$6.21	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	170,955	102,777	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division635

Accumulation unit value:
Beginning of period	$8.01	$12.51	$13.01	$11.72	$12.21	$10.42	N/A	N/A
End of period	$12.12	$8.01	$12.51	$13.01	$11.72	$12.21	N/A	N/A
Accumulation units outstanding
at the end of period	93,481	120,242	157,361	168,669	106,405	61,962	N/A	N/A

JNL/MCM Bond Index Division1005

Accumulation unit value:
Beginning of period	$12.50	$12.19	$11.58	$11.27	N/A	N/A	N/A	N/A
End of period	$13.07	$12.50	$12.19	$11.58	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	234,373	154,567	95,244	38,143	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division732
Accumulation unit value:
Beginning of period	$3.84	$6.44	$6.24	$4.63	$4.64	$4.65	N/A	N/A
End of period	$4.77	$3.84	$6.44	$6.24	$4.63	$4.64	N/A	N/A
Accumulation units outstanding
at the end of period	61,024	-	5,195	3,878	4,137	4,300	N/A	N/A

JNL/MCM Consumer Brands
Sector Division977
Accumulation unit value:
Beginning of period	$7.44	$10.95	$12.02	$10.71	$10.81	N/A	N/A	N/A
End of period	$9.80	$7.44	$10.95	$12.02	$10.71	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,671	168	341	520	733	N/A	N/A	N/A

JNL/MCM Dow 10 Division635

Accumulation unit value:
Beginning of period	$6.24	$11.69	$11.71	$9.13	$9.79	$8.81	N/A	N/A
End of period	$7.15	$6.24	$11.69	$11.71	$9.13	$9.79	N/A	N/A
Accumulation units outstanding
at the end of period	149,171	212,117	201,325	290,521	127,623	76,326	N/A	N/A

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.29	$10.56	$11.87	$10.00	N/A	N/A	N/A	N/A
End of period	$6.29	$5.29	$10.56	$11.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	396,761	443,101	498,887	295,121	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division977
Accumulation unit value:
Beginning of period	$6.37	$10.35	$10.09	$8.73	$8.82	N/A	N/A	N/A
End of period	$5.94	$6.37	$10.35	$10.09	$8.73	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	79,088	34,073	12,126	313	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$11.16	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,416	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JNL/MCM Financial Sector
Division1124
Accumulation unit value:
Beginning of period	$6.07	$12.44	$15.23	$13.57	N/A	N/A	N/A	N/A
End of period	$7.13	$6.07	$12.44	$15.23	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	187,136	117,844	41,812	11,411	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division635

Accumulation unit value:
Beginning of period	$10.15	$19.94	$18.14	$13.09	$12.01	$9.73	N/A	N/A
End of period	$13.16	$10.15	$19.94	$18.14	$13.09	$12.01	N/A	N/A
Accumulation units outstanding
at the end of period	151,146	267,394	247,792	195,185	117,079	63,812	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2135

Accumulation unit value:
Beginning of period	$10.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,029	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division732
Accumulation unit value:
Beginning of period	$9.93	$13.07	$12.29	$11.69	$10.98	$10.91	N/A	N/A
End of period	$11.88	$9.93	$13.07	$12.29	$11.69	$10.98	N/A	N/A
Accumulation units outstanding
at the end of period	155,587	90,859	73,156	23,609	4,409	4,582	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	$6.89	$9.59	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.52	$6.89	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	83,869	63,022	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division728
Accumulation unit value:
Beginning of period	$11.77	$20.85	$19.10	$15.38	$13.72	$13.20	N/A	N/A
End of period	$15.05	$11.77	$20.85	$19.10	$15.38	$13.72	N/A	N/A
Accumulation units outstanding
at the end of period	313,027	292,312	295,994	136,887	28,392	8,881	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division718

Accumulation unit value:
Beginning of period	$8.01	$14.09	$14.04	$11.95	$10.92	$10.65	N/A	N/A
End of period	$9.83	$8.01	$14.09	$14.04	$11.95	$10.92	N/A	N/A
Accumulation units outstanding
at the end of period	2,583,933	3,131,673	3,118,015	1,805,310	325,146	57,036	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.44	$12.08	$10.40	N/A	N/A	N/A	N/A	N/A
End of period	$8.78	$6.44	$12.08	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	228,355	276,660	118,889	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division732

Accumulation unit value:
Beginning of period	$7.49	$12.95	$11.00	$10.61	$10.84	$10.93	N/A	N/A
End of period	$9.94	$7.49	$12.95	$11.00	$10.61	$10.84	N/A	N/A
Accumulation units outstanding
at the end of period	10,829	5,352	43,251	18,311	17,906	2,744	N/A	N/A

JNL/MCM NYSE International
25 Division1324
Accumulation unit value:
Beginning of period	$6.20	$11.59	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$8.34	$6.20	$11.59	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,450	46,170	38,370	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division732
Accumulation unit value:
Beginning of period	$23.57	$38.35	$28.66	$23.99	$17.73	$17.85	N/A	N/A
End of period	$27.99	$23.57	$38.35	$28.66	$23.99	$17.73	N/A	N/A
Accumulation units outstanding
at the end of period	98,900	47,354	38,913	11,637	2,156	2,241	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$7.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	27,325	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division635

Accumulation unit value:
Beginning of period	$7.39	$14.83	$14.27	$13.79	$10.16	$8.18	N/A	N/A
End of period	$8.75	$7.39	$14.83	$14.27	$13.79	$10.16	N/A	N/A
Accumulation units outstanding
at the end of period	117,533	173,060	180,338	176,498	119,061	54,933	N/A	N/A

JNL/MCM S&P 24 Division1060

Accumulation unit value:
Beginning of period	$7.24	$10.88	$10.23	$10.00	N/A	N/A	N/A	N/A
End of period	$8.51	$7.24	$10.88	$10.23	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,439	-	-	414,300	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division728
Accumulation unit value:
Beginning of period	$10.23	$16.57	$15.59	$14.37	$12.98	$12.76	N/A	N/A
End of period	$13.97	$10.23	$16.57	$15.59	$14.37	$12.98	N/A	N/A
Accumulation units outstanding
at the end of period	118,143	125,141	143,759	88,703	19,906	5,419	N/A	N/A

JNL/MCM S&P 500 Index Division728

Accumulation unit value:
Beginning of period	$7.97	$12.93	$12.46	$10.95	$10.61	$10.45	N/A	N/A
End of period	$9.93	$7.97	$12.93	$12.46	$10.95	$10.61	N/A	N/A
Accumulation units outstanding
at the end of period	417,473	202,662	200,503	149,389	69,994	11,308	N/A	N/A

JNL/MCM S&P SMid 60 Division1324

Accumulation unit value:
Beginning of period	$6.12	$8.86	$10.24	N/A	N/A	N/A	N/A	N/A
End of period	$9.78	$6.12	$8.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,070	-	74,878	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division693
Accumulation unit value:
Beginning of period	$11.50	$19.40	$21.91	$20.23	$18.78	$16.63	N/A	N/A
End of period	$11.93	$11.50	$19.40	$21.91	$20.23	$18.78	N/A	N/A
Accumulation units outstanding
at the end of period	75,613	99,824	95,786	78,201	65,376	30,638	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division635
Accumulation unit value:
Beginning of period	$9.93	$15.43	$15.93	$13.71	$13.30	$10.65	N/A	N/A
End of period	$12.51	$9.93	$15.43	$15.93	$13.71	$13.30	N/A	N/A
Accumulation units outstanding
at the end of period	179,453	126,971	122,735	82,824	14,707	5,807	N/A	N/A

JNL/MCM Technology Sector
Division732
Accumulation unit value:
Beginning of period	$4.05	$7.25	$6.40	$5.91	$5.84	$5.82	N/A	N/A
End of period	$6.57	$4.05	$7.25	$6.40	$5.91	$5.84	N/A	N/A
Accumulation units outstanding
at the end of period	123,320	37,834	38,464	19,331	4,961	5,156	N/A	N/A

JNL/MCM Value Line 30 Division710

Accumulation unit value:
Beginning of period	$9.41	$18.10	$15.32	$15.70	$11.44	$10.69	N/A	N/A
End of period	$10.67	$9.41	$18.10	$15.32	$15.70	$11.44	N/A	N/A
Accumulation units outstanding
at the end of period	426,002	524,659	571,593	324,690	29,100	13,006	N/A	N/A

JNL/MCM VIP Division732

Accumulation unit value:
Beginning of period	$8.28	$14.63	$13.36	$12.04	$11.09	$11.07	N/A	N/A
End of period	$10.15	$8.28	$14.63	$13.36	$12.04	$11.09	N/A	N/A
Accumulation units outstanding
at the end of period	216,417	168,593	162,706	96,113	18,257	4,517	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division718
Accumulation unit value:
Beginning of period	$9.18	$15.69	$14.92	$12.90	$11.46	$11.24	N/A	N/A
End of period	$12.65	$9.18	$15.69	$14.92	$12.90	$11.46	N/A	N/A
Accumulation units outstanding
at the end of period	121,517	54,566	25,637	21,633	380	12,929	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	$7.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	147,968	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1796

Accumulation unit value:
Beginning of period	$4.18	$8.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.54	$4.18	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	359,197	39,360	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.45	$10.97	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$12.12	$10.45	$10.97	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	417,520	175,696	5,224	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division728
Accumulation unit value:
Beginning of period	$15.70	$15.81	$14.77	$14.43	$14.26	$14.25	N/A	N/A
End of period	$17.92	$15.70	$15.81	$14.77	$14.43	$14.26	N/A	N/A
Accumulation units outstanding
at the end of period	923,335	530,794	116,066	85,045	10,669	5,597	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division732
Accumulation unit value:
Beginning of period	$9.83	$14.35	$14.67	$13.42	$13.35	$13.33	N/A	N/A
End of period	$14.22	$9.83	$14.35	$14.67	$13.42	$13.35	N/A	N/A
Accumulation units outstanding
at the end of period	313,867	127,406	144,852	65,949	7,064	6,749	N/A	N/A

JNL/PPM America Mid
Cap Value Division1802
Accumulation unit value:
Beginning of period	$5.65	$10.68	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.24	$5.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,728	34,065	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1802
Accumulation unit value:
Beginning of period	$6.26	$10.55	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.30	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,194	23,807	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division809
Accumulation unit value:
Beginning of period	$11.54	$22.10	$23.67	$21.18	$19.41	N/A	N/A	N/A
End of period	$16.50	$11.54	$22.10	$23.67	$21.18	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	117,576	146,755	83,163	53,667	-	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division1921
Accumulation unit value:
Beginning of period	$5.93	$7.61	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$5.93	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	113,960	9,142	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.71	$9.34	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.41	$6.71	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	542,974	504,021	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.92	$9.20	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.88	$6.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	172,700	83,863	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.34	$9.66	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.86	$6.34	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	37,072	33,392	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$6.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	150,699	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$8.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	134,392	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.16	$9.27	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.74	$7.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	79,137	86,146	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.29	$9.14	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.77	$6.29	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	106,681	111,860	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division977
Accumulation unit value:
Beginning of period	$10.31	$17.13	$15.87	$13.88	$13.96	N/A	N/A	N/A
End of period	$13.36	$10.31	$17.13	$15.87	$13.88	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	221,144	95,448	22,489	55,663	631	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division732
Accumulation unit value:
Beginning of period	$10.13	$11.88	$11.30	$10.59	$10.32	$10.32	N/A	N/A
End of period	$11.38	$10.13	$11.88	$11.30	$10.59	$10.32	N/A	N/A
Accumulation units outstanding
at the end of period	305,516	104,509	59,562	90,299	6,530	6,786	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division1101
Accumulation unit value:
Beginning of period	$10.86	$16.99	$15.81	$13.99	N/A	N/A	N/A	N/A
End of period	$13.76	$10.86	$16.99	$15.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	384,404	87,672	23,925	41,792	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Division728
Accumulation unit value:
Beginning of period	$9.89	$12.70	$11.92	$10.92	$10.51	$10.40	N/A	N/A
End of period	$11.61	$9.89	$12.70	$11.92	$10.92	$10.51	N/A	N/A
Accumulation units outstanding
at the end of period	475,433	75,855	102,896	86,268	33,380	5,662	N/A	N/A

JNL/S&P Managed Moderate
Growth Division727
Accumulation unit value:
Beginning of period	$11.57	$16.14	$15.02	$13.54	$12.86	$12.72	N/A	N/A
End of period	$14.13	$11.57	$16.14	$15.02	$13.54	$12.86	N/A	N/A
Accumulation units outstanding
at the end of period	399,036	268,700	256,654	183,984	37,187	39,292	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$9.10	$8.54	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.26	$9.10	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	6,704	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.40	$9.07	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.05	$6.40	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,635	91,709	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division977

Accumulation unit value:
Beginning of period	$23.13	$29.50	$27.75	$24.69	$24.78	N/A	N/A	N/A
End of period	$27.38	$23.13	$29.50	$27.75	$24.69	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	162,290	91,581	38,950	33,458	446	N/A	N/A	N/A

JNL/Select Money Market
Division859
Accumulation unit value:
Beginning of period	$13.85	$13.70	$13.23	$12.79	$12.66	N/A	N/A	N/A
End of period	$13.72	$13.85	$13.70	$13.23	$12.79	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	643,502	834,168	695,727	86,825	156,112	N/A	N/A	N/A

JNL/Select Value Division977

Accumulation unit value:
Beginning of period	$14.89	$22.59	$21.18	$17.71	$17.85	N/A	N/A	N/A
End of period	$18.26	$14.89	$22.59	$21.18	$17.71	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	167,781	99,944	85,237	24,608	115	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division977
Accumulation unit value:
Beginning of period	$19.28	$34.11	$31.32	$27.85	$28.04	N/A	N/A	N/A
End of period	$27.37	$19.28	$34.11	$31.32	$27.85	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	126,829	101,290	111,144	12,129	100	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division718
Accumulation unit value:
Beginning of period	$27.95	$47.62	$41.07	$38.89	$34.46	$33.71	N/A	N/A
End of period	$40.60	$27.95	$47.62	$41.07	$38.89	$34.46	N/A	N/A
Accumulation units outstanding
at the end of period	84,686	45,245	47,333	14,002	238	1,326	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division1219
Accumulation unit value:
Beginning of period	$9.87	$10.61	$10.24	$10.25	N/A	N/A	N/A	N/A
End of period	$10.50	$9.87	$10.61	$10.24	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	78,567	86,869	39,023	4,684	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division977
Accumulation unit value:
Beginning of period	$9.81	$16.66	$16.71	$14.07	$14.13	N/A	N/A	N/A
End of period	$13.30	$9.81	$16.66	$16.71	$14.07	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	115,845	80,505	44,524	30,208	102	N/A	N/A	N/A

Accumulation Unit Values
Base Contract - 1.15%
(Contracts issued before May 3, 2004)

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2031
Accumulation unit value:
Beginning of period	$10.69	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.62	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	133,211	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2010
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	232,328	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2023
Accumulation unit value:
Beginning of period	$10.51	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	346,704	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2025
Accumulation unit value:
Beginning of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	110,368	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division827
Accumulation unit value:
Beginning of period	$8.36	$13.15	$15.65	$11.61	$10.23	N/A	N/A	N/A
End of period	$10.95	$8.36	$13.15	$15.65	$11.61	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	306,387	226,526	187,257	294,083	74,124	N/A	N/A	N/A

JNL/AIM International
Growth Division76
Accumulation unit value:
Beginning of period	$11.60	$19.87	$18.31	$15.11	$13.81	$12.01	$9.45	$12.12
End of period	$15.71	$11.60	$19.87	$18.31	$15.11	$13.81	$12.01	$9.45
Accumulation units outstanding
at the end of period	341,930	318,773	314,902	240,861	221,983	215,184	278,306	98,850

JNL/AIM Large Cap Growth
Division46
Accumulation unit value:
Beginning of period	$8.99	$14.58	$12.74	$11.95	$11.27	$10.37	$8.07	$10.72
End of period	$11.04	$8.99	$14.58	$12.74	$11.95	$11.27	$10.37	$8.07
Accumulation units outstanding
at the end of period	719,827	730,192	728,751	518,170	635,884	639,800	406,187	110,104

JNL/AIM Small Cap Growth
Division46
Accumulation unit value:
Beginning of period	$9.57	$16.06	$14.59	$12.89	$12.02	$11.38	$8.32	$11.20
End of period	$12.75	$9.57	$16.06	$14.59	$12.89	$12.02	$11.38	$8.32
Accumulation units outstanding
at the end of period	273,219	264,588	354,527	308,334	375,625	396,158	392,208	115,709

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division50
Accumulation unit value:
Beginning of period	$9.30	$13.12	$12.29	$11.23	$10.31	$9.54	$8.48	$8.99
End of period	$11.26	$9.30	$13.12	$12.29	$11.23	$10.31	$9.54	$8.48
Accumulation units outstanding
at the end of period	764,036	809,744	774,700	782,348	803,052	837,195	732,514	231,323

JNL/Capital Guardian
Global Diversified Research Division570
Accumulation unit value:
Beginning of period	$18.20	$32.00	$26.84	$23.96	$23.78	$21.54	N/A	N/A
End of period	$24.87	$18.20	$32.00	$26.84	$23.96	$23.78	N/A	N/A
Accumulation units outstanding
at the end of period	105,948	65,473	41,526	25,554	2,858	342	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.49	$9.58	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.78	$4.49	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	191,686	137,248	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division52
Accumulation unit value:
Beginning of period	$18.15	$31.05	$28.63	$27.68	$26.75	$24.23	$18.10	$24.60
End of period	$24.19	$18.15	$31.05	$28.63	$27.68	$26.75	$24.23	$18.10
Accumulation units outstanding
at the end of period	175,043	163,341	131,668	122,647	145,795	235,022	138,525	36,898

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.63	$13.75	$10.10	N/A	N/A	N/A	N/A	N/A
End of period	$9.83	$6.63	$13.75	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	795,613	432,876	485,249	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.61	$10.73	$10.08	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$6.61	$10.73	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	54,663	68,051	18,102	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division51

Accumulation unit value:
Beginning of period	$11.94	$19.80	$19.92	$17.93	$17.55	$16.70	$13.56	$16.51
End of period	$15.79	$11.94	$19.80	$19.92	$17.93	$17.55	$16.70	$13.56
Accumulation units outstanding
at the end of period	235,991	239,247	263,187	289,854	321,376	345,613	306,401	143,943

JNL/Eagle SmallCap Equity
Division52
Accumulation unit value:
Beginning of period	$16.25	$26.64	$24.04	$20.25	$19.98	$17.02	$12.30	$15.89
End of period	$21.77	$16.25	$26.64	$24.04	$20.25	$19.98	$17.02	$12.30
Accumulation units outstanding
at the end of period	230,985	263,033	207,693	181,068	178,818	216,498	176,558	110,384

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.30	$9.98	$10.52	N/A	N/A	N/A	N/A	N/A
End of period	$8.11	$6.30	$9.98	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	763,208	763,750	790,348	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.84	$9.95	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$7.56	$5.84	$9.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	162,882	60,291	68,393	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1062
Accumulation unit value:
Beginning of period	$7.62	$10.97	$10.90	$9.97	N/A	N/A	N/A	N/A
End of period	$10.01	$7.62	$10.97	$10.90	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	534,135	433,128	294,925	88,316	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.08	$9.91	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$7.62	$6.08	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	215,633	145,682	106,050	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division837
Accumulation unit value:
Beginning of period	$7.81	$11.82	$12.74	$10.95	$10.17	N/A	N/A	N/A
End of period	$10.32	$7.81	$11.82	$12.74	$10.95	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	290,337	195,230	87,958	79,160	22,083	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division51
Accumulation unit value:
Beginning of period	$19.87	$21.19	$20.04	$19.36	$19.08	$18.06	$16.09	$15.17
End of period	$22.42	$19.87	$21.19	$20.04	$19.36	$19.08	$18.06	$16.09
Accumulation units outstanding
at the end of period	470,637	516,269	681,864	636,909	715,827	605,354	428,906	82,513

JNL/Goldman Sachs Emerging
Markets Debt Division1897
Accumulation unit value:
Beginning of period	$9.65	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.73	$9.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	184,946	42,625	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division837
Accumulation unit value:
Beginning of period	$8.30	$13.14	$12.93	$11.30	$10.26	N/A	N/A	N/A
End of period	$10.89	$8.30	$13.14	$12.93	$11.30	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	227,302	240,122	234,156	178,406	144,640	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2131
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	229,939	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division218
Accumulation unit value:
Beginning of period	$9.89	$18.02	$16.28	$12.48	$10.65	$8.79	$6.38	$6.32
End of period	$12.72	$9.89	$18.02	$16.28	$12.48	$10.65	$8.79	$6.38
Accumulation units outstanding
at the end of period	625,726	582,808	679,206	744,308	563,329	605,767	273,510	1,450

JNL/JPMorgan MidCap
Growth Division66
Accumulation unit value:
Beginning of period	$14.66	$26.70	$25.02	$22.59	$21.52	$18.45	$13.76	$17.82
End of period	$20.73	$14.66	$26.70	$25.02	$22.59	$21.52	$18.45	$13.76
Accumulation units outstanding
at the end of period	142,006	126,274	138,128	73,500	89,106	96,995	75,983	26,363

JNL/JPMorgan U.S. Government
& Quality Bond Division48
Accumulation unit value:
Beginning of period	$18.26	$17.34	$16.49	$16.15	$15.96	$15.55	$15.55	$14.31
End of period	$18.72	$18.26	$17.34	$16.49	$16.15	$15.96	$15.55	$15.55
Accumulation units outstanding
at the end of period	819,195	1,267,251	594,673	604,932	628,297	658,715	648,450	461,407

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1062
Accumulation unit value:
Beginning of period	$7.02	$14.21	$10.91	$9.99	N/A	N/A	N/A	N/A
End of period	$11.91	$7.02	$14.21	$10.91	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	821,295	435,075	369,894	119,709	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division46
Accumulation unit value:
Beginning of period	$12.41	$20.57	$21.37	$18.87	$17.54	$14.23	$11.17	$13.26
End of period	$17.14	$12.41	$20.57	$21.37	$18.87	$17.54	$14.23	$11.17
Accumulation units outstanding
at the end of period	438,519	466,790	501,715	534,390	613,964	717,624	514,220	198,629

JNL/Lazard Small Cap
Equity Division46
Accumulation unit value:
Beginning of period	$9.95	$16.38	$17.78	$15.40	$14.89	$13.05	$9.51	$11.63
End of period	$9.40	$9.95	$16.38	$17.78	$15.40	$14.89	$13.05	$9.51
Accumulation units outstanding
at the end of period	-	439,894	507,017	594,856	703,010	859,863	715,762	216,551

JNL/M&G Global Basics
Division1903
Accumulation unit value:
Beginning of period	$8.40	$9.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.20	$8.40	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,954	264	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders
Division1903
Accumulation unit value:
Beginning of period	$8.33	$9.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.32	$8.33	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,481	270	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1341
Accumulation unit value:
Beginning of period	$6.20	$9.84	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$7.64	$6.20	$9.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	683,110	319,104	52,325	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division109

Accumulation unit value:
Beginning of period	$7.97	$12.45	$12.96	$11.68	$12.18	$10.10	$7.69	$9.73
End of period	$12.06	$7.97	$12.45	$12.96	$11.68	$12.18	$10.10	$7.69
Accumulation units outstanding
at the end of period	2,239,795	2,817,260	3,645,993	4,127,693	4,522,803	4,955,185	3,301,679	736,121

JNL/MCM Bond Index Division46

Accumulation unit value:
Beginning of period	$12.46	$12.15	$11.55	$11.27	$11.20	$10.93	$10.74	$9.95
End of period	$13.02	$12.46	$12.15	$11.55	$11.27	$11.20	$10.93	$10.74
Accumulation units outstanding
at the end of period	897,713	886,279	951,142	968,167	1,116,470	1,066,599	654,384	221,612

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division489
Accumulation unit value:
Beginning of period	$3.82	$6.41	$6.22	$4.62	$4.63	$4.15	N/A	N/A
End of period	$4.75	$3.82	$6.41	$6.22	$4.62	$4.63	N/A	N/A
Accumulation units outstanding
at the end of period	65,848	66,119	448,762	272,501	43,043	134,601	N/A	N/A

JNL/MCM Consumer Brands
Sector Division475
Accumulation unit value:
Beginning of period	$7.41	$10.91	$11.98	$10.68	$11.07	$10.17	$9.98	N/A
End of period	$9.75	$7.41	$10.91	$11.98	$10.68	$11.07	$10.17	N/A
Accumulation units outstanding
at the end of period	96,297	57,486	32,334	37,876	41,482	28,782	2,002	N/A

JNL/MCM Dow 10 Division51

Accumulation unit value:
Beginning of period	$6.21	$11.65	$11.66	$9.10	$9.76	$9.60	$7.72	$8.46
End of period	$7.12	$6.21	$11.65	$11.66	$9.10	$9.76	$9.60	$7.72
Accumulation units outstanding
at the end of period	2,980,150	3,419,036	4,367,082	5,459,116	5,682,203	6,212,817	4,095,308	952,638

JNL/MCM Dow Dividend Division996

Accumulation unit value:
Beginning of period	$5.28	$10.55	$11.86	$9.96	N/A	N/A	N/A	N/A
End of period	$6.28	$5.28	$10.55	$11.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	366,728	442,043	631,021	690,752	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division50
Accumulation unit value:
Beginning of period	$6.34	$10.31	$10.05	$8.70	$8.44	$7.67	$6.01	$7.54
End of period	$5.91	$6.34	$10.31	$10.05	$8.70	$8.44	$7.67	$6.01
Accumulation units outstanding
at the end of period	-	511,387	627,750	630,925	709,122	860,371	636,026	93,034

JNL/MCM European 30 Division1918

Accumulation unit value:
Beginning of period	$8.60	$9.25	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.99	$8.60	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,111	417	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division483
Accumulation unit value:
Beginning of period	$6.05	$12.39	$15.17	$12.93	$12.33	$10.99	$10.84	N/A
End of period	$7.09	$6.05	$12.39	$15.17	$12.93	$12.33	$10.99	N/A
Accumulation units outstanding
at the end of period	188,127	161,693	72,389	169,095	53,676	27,211	334	N/A

JNL/MCM Global 15 Division109

Accumulation unit value:
Beginning of period	$10.10	$19.85	$18.08	$13.05	$11.98	$9.46	$7.19	$8.97
End of period	$13.09	$10.10	$19.85	$18.08	$13.05	$11.98	$9.46	$7.19
Accumulation units outstanding
at the end of period	2,330,303	2,776,884	3,629,599	4,196,287	4,508,326	4,943,392	3,150,048	690,608

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2143

Accumulation unit value:
Beginning of period	$9.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,901	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division475
Accumulation unit value:
Beginning of period	$9.88	$13.02	$12.24	$11.66	$10.96	$10.71	$10.40	N/A
End of period	$11.82	$9.88	$13.02	$12.24	$11.66	$10.96	$10.71	N/A
Accumulation units outstanding
at the end of period	237,361	322,713	186,726	153,529	350,173	106,846	5,952	N/A

JNL/MCM Index 5 Division1372

Accumulation unit value:
Beginning of period	$6.88	$9.92	$9.79	N/A	N/A	N/A	N/A	N/A
End of period	$8.51	$6.88	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	113,365	78,217	18,057	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division46
Accumulation unit value:
Beginning of period	$11.73	$20.79	$19.05	$15.35	$13.70	$11.60	$8.54	$9.76
End of period	$14.99	$11.73	$20.79	$19.05	$15.35	$13.70	$11.60	$8.54
Accumulation units outstanding
at the end of period	1,013,864	1,015,093	1,172,471	1,341,610	1,363,338	1,252,870	759,598	175,966

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division680

Accumulation unit value:
Beginning of period	$7.99	$14.06	$14.03	$11.94	$10.92	$9.91	N/A	N/A
End of period	$9.80	$7.99	$14.06	$14.03	$11.94	$10.92	N/A	N/A
Accumulation units outstanding
at the end of period	3,664,993	3,854,860	4,432,218	4,318,460	2,957,499	335,408	N/A	N/A

JNL/MCM JNL Optimized
5 Division1061
Accumulation unit value:
Beginning of period	$6.43	$12.07	$10.75	$10.04	N/A	N/A	N/A	N/A
End of period	$8.76	$6.43	$12.07	$10.75	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	396,241	420,982	215,530	54,853	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division675

Accumulation unit value:
Beginning of period	$7.48	$12.93	$10.98	$10.61	$10.84	$10.00	N/A	N/A
End of period	$9.91	$7.48	$12.93	$10.98	$10.61	$10.84	N/A	N/A
Accumulation units outstanding
at the end of period	69,971	93,126	165,081	165,880	233,389	131,063	N/A	N/A

JNL/MCM NYSE International
25 Division1317
Accumulation unit value:
Beginning of period	$6.20	$11.59	$10.24	N/A	N/A	N/A	N/A	N/A
End of period	$8.33	$6.20	$11.59	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	188,474	140,782	103,317	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division489
Accumulation unit value:
Beginning of period	$23.46	$38.20	$28.56	$23.92	$17.69	$13.58	N/A	N/A
End of period	$27.85	$23.46	$38.20	$28.56	$23.92	$17.69	N/A	N/A
Accumulation units outstanding
at the end of period	273,671	258,499	276,813	290,194	248,797	136,401	N/A	N/A

JNL/MCM Pacific Rim
30 Division1918
Accumulation unit value:
Beginning of period	$9.57	$9.49	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.75	$9.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,460	835	N/A	N/A	N/A	N/A	N/A	N/A
JNL/MCM S&P 10 Division109

Accumulation unit value:
Beginning of period	$7.35	$14.77	$14.22	$13.75	$10.13	$8.71	$7.41	$9.80
End of period	$8.70	$7.35	$14.77	$14.22	$13.75	$10.13	$8.71	$7.41
Accumulation units outstanding
at the end of period	2,551,275	2,913,045	3,792,568	4,326,773	4,997,028	5,400,564	3,584,283	740,159

JNL/MCM S&P 24 Division1082

Accumulation unit value:
Beginning of period	$7.23	$10.87	$10.22	$9.79	N/A	N/A	N/A	N/A
End of period	$8.49	$7.23	$10.87	$10.22	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	57,923	48,119	41,371	9,552	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division46
Accumulation unit value:
Beginning of period	$10.19	$16.52	$15.56	$14.34	$12.96	$11.32	$8.51	$10.05
End of period	$13.91	$10.19	$16.52	$15.56	$14.34	$12.96	$11.32	$8.51
Accumulation units outstanding
at the end of period	1,027,473	1,098,701	1,314,917	1,396,063	1,513,798	1,661,893	1,109,719	251,940

JNL/MCM S&P 500 Index Division46

Accumulation unit value:
Beginning of period	$7.95	$12.89	$12.43	$10.93	$10.59	$9.73	$7.70	$9.83
End of period	$9.90	$7.95	$12.89	$12.43	$10.93	$10.59	$9.73	$7.70
Accumulation units outstanding
at the end of period	3,014,201	2,485,345	2,723,916	3,056,797	3,296,341	3,421,583	2,234,239	508,853

JNL/MCM S&P SMid 60 Division1311

Accumulation unit value:
Beginning of period	$6.11	$8.86	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$9.76	$6.11	$8.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	271,934	111,162	90,630	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division109
Accumulation unit value:
Beginning of period	$11.45	$19.32	$21.83	$20.17	$18.73	$16.83	$11.50	$15.23
End of period	$11.87	$11.45	$19.32	$21.83	$20.17	$18.73	$16.83	$11.50
Accumulation units outstanding
at the end of period	1,451,445	1,689,124	2,021,384	2,327,855	2,550,098	2,784,134	1,955,316	481,052

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division46
Accumulation unit value:
Beginning of period	$9.89	$15.38	$15.89	$13.68	$13.28	$11.44	$7.93	$9.93
End of period	$12.46	$9.89	$15.38	$15.89	$13.68	$13.28	$11.44	$7.93
Accumulation units outstanding
at the end of period	1,344,940	895,386	1,023,844	1,181,930	1,281,527	1,357,403	915,450	203,149

JNL/MCM Technology Sector
Division484
Accumulation unit value:
Beginning of period	$4.04	$7.22	$6.37	$5.89	$5.82	$5.82	$5.84	N/A
End of period	$6.54	$4.04	$7.22	$6.37	$5.89	$5.82	$5.82	N/A
Accumulation units outstanding
at the end of period	566,643	201,480	373,790	527,980	418,279	106,864	342	N/A

JNL/MCM Value Line 30 Division675

Accumulation unit value:
Beginning of period	$9.39	$18.07	$15.30	$15.70	$11.44	$10.00	N/A	N/A
End of period	$10.65	$9.39	$18.07	$15.30	$15.70	$11.44	N/A	N/A
Accumulation units outstanding
at the end of period	984,557	1,047,001	1,567,542	1,612,515	1,479,098	328,544	N/A	N/A

JNL/MCM VIP Division684

Accumulation unit value:
Beginning of period	$8.26	$14.61	$13.34	$12.03	$11.09	$9.78	N/A	N/A
End of period	$10.12	$8.26	$14.61	$13.34	$12.03	$11.09	N/A	N/A
Accumulation units outstanding
at the end of period	451,394	517,133	496,956	791,328	682,257	105,171	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division46
Accumulation unit value:
Beginning of period	$9.14	$15.63	$14.88	$12.86	$11.44	$9.81	$7.06	$8.90
End of period	$12.60	$9.14	$15.63	$14.88	$12.86	$11.44	$9.81	$7.06
Accumulation units outstanding
at the end of period	503,222	528,353	673,869	795,943	742,193	964,000	710,705	321,692

JNL/PAM Asia ex-Japan
Division1771
Accumulation unit value:
Beginning of period	$4.83	$8.96	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.10	$4.83	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	306,812	15,399	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1772

Accumulation unit value:
Beginning of period	$4.18	$7.90	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$4.18	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	417,919	215,285	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.44	$10.97	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$12.10	$10.44	$10.97	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,273,743	1,204,871	422,402	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division46
Accumulation unit value:
Beginning of period	$15.61	$15.73	$14.70	$14.37	$14.21	$13.76	$13.28	$12.53
End of period	$17.82	$15.61	$15.73	$14.70	$14.37	$14.21	$13.76	$13.28
Accumulation units outstanding
at the end of period	3,150,607	2,583,263	2,188,025	2,050,669	2,139,981	2,364,897	2,242,766	813,642

JNL/PPM America Core
Equity Division46
Accumulation unit value:
Beginning of period	$13.48	$22.92	$25.00	$22.23	$20.68	$18.51	$14.71	$18.84
End of period	$16.83	$13.48	$22.92	$25.00	$22.23	$20.68	$18.51	$14.71
Accumulation units outstanding
at the end of period	-	39,142	41,370	50,156	57,914	79,254	59,632	22,207

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.78	$14.29	$14.62	$13.38	$13.31	$12.93	N/A	N/A
End of period	$14.15	$9.78	$14.29	$14.62	$13.38	$13.31	N/A	N/A
Accumulation units outstanding
at the end of period	1,169,727	767,393	791,987	1,299,411	1,160,009	1,550,840	N/A	N/A

JNL/PPM America Mid
Cap Value Division1785
Accumulation unit value:
Beginning of period	$5.65	$10.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$5.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	59,455	20,461	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1785
Accumulation unit value:
Beginning of period	$6.26	$10.22	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.29	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,144	7,992	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division46
Accumulation unit value:
Beginning of period	$11.46	$21.96	$23.54	$21.07	$20.31	$18.72	$15.20	$18.74
End of period	$16.38	$11.46	$21.96	$23.54	$21.07	$20.31	$18.72	$15.20
Accumulation units outstanding
at the end of period	184,861	195,853	192,999	209,045	233,011	246,525	238,497	69,138

JNL/Red Rocks Listed
Private Equity Division1897
Accumulation unit value:
Beginning of period	$5.93	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$5.93	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	105,399	30,739	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1458

Accumulation unit value:
Beginning of period	$6.71	$9.92	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$9.40	$6.71	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	569,780	495,474	21,436	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1458
Accumulation unit value:
Beginning of period	$6.92	$9.92	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$9.87	$6.92	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	177,743	60,655	10,881	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.33	$10.53	$10.62	N/A	N/A	N/A	N/A	N/A
End of period	$7.85	$6.33	$10.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	49,775	33,179	625	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.68	$10.58	$10.20	N/A	N/A	N/A	N/A	N/A
End of period	$9.01	$7.68	$10.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	88,859	37,287	6,117	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.81	$10.55	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$8.26	$6.81	$10.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	205,466	267,184	18,283	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.15	$9.29	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.73	$7.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	102,166	72,380	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.29	$9.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.76	$6.29	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	272,420	135,782	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division41
Accumulation unit value:
Beginning of period	$10.25	$17.05	$15.80	$13.83	$12.89	$11.58	$9.24	$11.31
End of period	$13.28	$10.25	$17.05	$15.80	$13.83	$12.89	$11.58	$9.24
Accumulation units outstanding
at the end of period	2,978,068	2,963,577	3,251,971	3,536,883	3,883,573	4,465,744	1,621,097	703,200

JNL/S&P Managed Conservative
Division678
Accumulation unit value:
Beginning of period	$10.11	$11.86	$11.28	$10.58	$10.32	$9.98	N/A	N/A
End of period	$11.35	$10.11	$11.86	$11.28	$10.58	$10.32	N/A	N/A
Accumulation units outstanding
at the end of period	940,558	1,065,385	467,710	228,461	164,468	57,845	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division49

Accumulation unit value:
Beginning of period	$10.81	$16.91	$15.74	$13.95	$13.13	$11.92	$9.91	$10.98
End of period	$13.68	$10.81	$16.91	$15.74	$13.95	$13.13	$11.92	$9.91
Accumulation units outstanding
at the end of period	5,125,477	5,290,484	5,537,303	6,126,618	6,527,981	6,967,087	4,954,238	2,128,050

JNL/S&P Managed Moderate
Division677
Accumulation unit value:
Beginning of period	$9.87	$12.68	$11.91	$10.91	$10.51	$10.02	N/A	N/A
End of period	$11.58	$9.87	$12.68	$11.91	$10.91	$10.51	N/A	N/A
Accumulation units outstanding
at the end of period	1,038,270	866,676	495,535	292,307	101,267	23,172	N/A	N/A

JNL/S&P Managed Moderate
Growth Division43
Accumulation unit value:
Beginning of period	$11.51	$16.06	$14.96	$13.49	$12.82	$11.83	$10.17	$11.00
End of period	$14.05	$11.51	$16.06	$14.96	$13.49	$12.82	$11.83	$10.17
Accumulation units outstanding
at the end of period	2,929,007	2,724,851	3,177,904	3,360,791	3,624,980	3,890,113	2,949,637	1,273,119

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	$8.11	$11.74	$10.88	N/A	N/A	N/A	N/A	N/A
End of period	$9.59	$8.11	$11.74	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	9,944	27,306	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1051
Accumulation unit value:
Beginning of period	$7.85	$11.91	$11.01	$10.23	N/A	N/A	N/A	N/A
End of period	$9.39	$7.85	$11.91	$11.01	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,310	3,714	1,921	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	$7.67	$12.06	$12.04	N/A	N/A	N/A	N/A	N/A
End of period	$9.27	$7.67	$12.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	13,173	848	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$9.08	$11.23	$10.71	N/A	N/A	N/A	N/A	N/A
End of period	$10.24	$9.08	$11.23	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	27,281	8,351	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.40	$9.11	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.04	$6.40	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	102,318	81,006	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division52

Accumulation unit value:
Beginning of period	$22.98	$29.32	$27.59	$24.56	$23.59	$21.52	$17.91	$18.63
End of period	$27.19	$22.98	$29.32	$27.59	$24.56	$23.59	$21.52	$17.91
Accumulation units outstanding
at the end of period	905,450	791,539	820,858	835,865	933,930	947,051	677,305	206,144

JNL/Select Money Market
Division57
Accumulation unit value:
Beginning of period	$13.74	$13.60	$13.14	$12.72	$12.52	$12.57	$12.66	$12.67
End of period	$13.61	$13.74	$13.60	$13.14	$12.72	$12.52	$12.57	$12.66
Accumulation units outstanding
at the end of period	1,713,366	2,316,025	1,099,859	610,191	344,295	555,348	658,159	540,701

JNL/Select Value Division226

Accumulation unit value:
Beginning of period	$14.85	$22.54	$21.14	$17.68	$16.54	$14.58	$10.94	$10.92
End of period	$18.20	$14.85	$22.54	$21.14	$17.68	$16.54	$14.58	$10.94
Accumulation units outstanding
at the end of period	349,530	370,904	381,139	369,706	333,038	342,287	205,411	1,938

JNL/T.Rowe Price Established
Growth Division46
Accumulation unit value:
Beginning of period	$19.15	$33.90	$31.14	$27.70	$26.42	$24.32	$18.84	$23.82
End of period	$27.17	$19.15	$33.90	$31.14	$27.70	$26.42	$24.32	$18.84
Accumulation units outstanding
at the end of period	798,634	735,552	792,358	622,044	654,619	589,795	412,851	118,105

Accumulation Unit Values
Base Contract - 1.25%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2011
Accumulation unit value:
Beginning of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,559,116	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2010
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,572,713	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2011
Accumulation unit value:
Beginning of period	$9.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,272,606	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2012
Accumulation unit value:
Beginning of period	$9.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,192,914	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division839
Accumulation unit value:
Beginning of period	$8.33	$13.12	$15.63	$11.60	$10.27	N/A	N/A	N/A
End of period	$10.90	$8.33	$13.12	$15.63	$11.60	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,730,420	2,855,403	2,029,037	1,394,783	165,067	N/A	N/A	N/A

JNL/AIM International
Growth Division572
Accumulation unit value:
Beginning of period	$11.45	$19.62	$18.10	$14.95	$13.68	$12.20	N/A	N/A
End of period	$15.49	$11.45	$19.62	$18.10	$14.95	$13.68	N/A	N/A
Accumulation units outstanding
at the end of period	2,898,439	1,238,699	1,084,768	536,024	168,722	54,421	N/A	N/A

JNL/AIM Large Cap Growth
Division574
Accumulation unit value:
Beginning of period	$8.92	$14.49	$12.68	$11.90	$11.24	$10.37	N/A	N/A
End of period	$10.95	$8.92	$14.49	$12.68	$11.90	$11.24	N/A	N/A
Accumulation units outstanding
at the end of period	3,621,069	1,664,551	1,181,691	605,601	321,535	133,755	N/A	N/A

JNL/AIM Small Cap Growth
Division136
Accumulation unit value:
Beginning of period	$9.50	$15.96	$14.51	$12.83	$11.99	$11.36	$8.31	$9.97
End of period	$12.65	$9.50	$15.96	$14.51	$12.83	$11.99	$11.36	$8.31
Accumulation units outstanding
at the end of period	1,768,254	560,445	419,244	226,006	157,972	87,820	-	13,064

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division576
Accumulation unit value:
Beginning of period	$9.22	$13.02	$12.21	$11.16	$10.27	$9.24	N/A	N/A
End of period	$11.15	$9.22	$13.02	$12.21	$11.16	$10.27	N/A	N/A
Accumulation units outstanding
at the end of period	5,881,933	2,849,480	1,344,300	815,477	452,758	118,905	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division606
Accumulation unit value:
Beginning of period	$17.95	$31.60	$26.52	$23.70	$23.55	$21.71	N/A	N/A
End of period	$24.50	$17.95	$31.60	$26.52	$23.70	$23.55	N/A	N/A
Accumulation units outstanding
at the end of period	2,678,073	1,079,687	310,409	80,775	36,311	6,566	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1451
Accumulation unit value:
Beginning of period	$4.49	$9.86	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$6.76	$4.49	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,449,551	695,856	15,801	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division152
Accumulation unit value:
Beginning of period	$17.90	$30.66	$28.29	$27.39	$26.50	$24.02	$17.96	$18.30
End of period	$23.83	$17.90	$30.66	$28.29	$27.39	$26.50	$24.02	$17.96
Accumulation units outstanding
at the end of period	3,319,096	1,001,168	284,987	114,675	39,120	18,768	10,438	6,558

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.62	$13.73	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.80	$6.62	$13.73	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,968,055	5,827,361	3,469,969	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.60	$10.72	$10.02	N/A	N/A	N/A	N/A	N/A
End of period	$8.14	$6.60	$10.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,378,989	1,063,013	255,857	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division580

Accumulation unit value:
Beginning of period	$11.79	$19.58	$19.71	$17.77	$17.40	$15.74	N/A	N/A
End of period	$15.58	$11.79	$19.58	$19.71	$17.77	$17.40	N/A	N/A
Accumulation units outstanding
at the end of period	968,364	258,346	258,955	212,632	178,814	70,787	N/A	N/A

JNL/Eagle SmallCap Equity
Division580
Accumulation unit value:
Beginning of period	$16.05	$26.34	$23.80	$20.06	$19.82	$16.65	N/A	N/A
End of period	$21.48	$16.05	$26.34	$23.80	$20.06	$19.82	N/A	N/A
Accumulation units outstanding
at the end of period	1,807,260	843,703	569,719	246,334	114,593	62,817	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.29	$9.97	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.08	$6.29	$9.97	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,677,683	21,157,751	15,949,474	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.83	$9.94	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$5.83	$9.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,439,907	1,454,848	940,732	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1060
Accumulation unit value:
Beginning of period	$7.60	$10.95	$10.89	$10.00	N/A	N/A	N/A	N/A
End of period	$9.97	$7.60	$10.95	$10.89	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,479,686	6,632,729	4,210,038	948,112	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.07	$9.90	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.60	$6.07	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,097,285	2,003,889	1,302,897	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division828
Accumulation unit value:
Beginning of period	$7.78	$11.79	$12.72	$10.94	$9.94	N/A	N/A	N/A
End of period	$10.27	$7.78	$11.79	$12.72	$10.94	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,037,051	1,576,756	821,639	497,676	94,097	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division572
Accumulation unit value:
Beginning of period	$19.60	$20.93	$19.80	$19.16	$18.90	$17.70	N/A	N/A
End of period	$22.09	$19.60	$20.93	$19.80	$19.16	$18.90	N/A	N/A
Accumulation units outstanding
at the end of period	3,771,973	2,454,937	2,088,198	1,331,668	513,125	110,224	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division1897
Accumulation unit value:
Beginning of period	$9.65	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.72	$9.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,949,451	238,342	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division831
Accumulation unit value:
Beginning of period	$8.27	$13.11	$12.91	$11.30	$10.12	N/A	N/A	N/A
End of period	$10.84	$8.27	$13.11	$12.91	$11.30	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,037,595	1,457,034	974,481	476,168	114,343	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2129
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,459,551	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division390
Accumulation unit value:
Beginning of period	$9.78	$17.84	$16.14	$12.38	$10.57	$8.74	$7.26	N/A
End of period	$12.57	$9.78	$17.84	$16.14	$12.38	$10.57	$8.74	N/A
Accumulation units outstanding
at the end of period	4,369,999	3,145,226	2,971,670	1,625,780	408,653	204,014	117,411	N/A

JNL/JPMorgan MidCap
Growth Division574
Accumulation unit value:
Beginning of period	$14.47	$26.37	$24.73	$22.35	$21.31	$18.27	N/A	N/A
End of period	$20.42	$14.47	$26.37	$24.73	$22.35	$21.31	N/A	N/A
Accumulation units outstanding
at the end of period	988,645	334,782	243,227	101,906	62,456	27,079	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division572
Accumulation unit value:
Beginning of period	$18.01	$17.12	$16.30	$15.98	$15.81	$15.20	N/A	N/A
End of period	$18.45	$18.01	$17.12	$16.30	$15.98	$15.81	N/A	N/A
Accumulation units outstanding
at the end of period	4,122,059	3,514,622	954,505	555,216	262,454	94,259	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1060
Accumulation unit value:
Beginning of period	$7.00	$14.19	$10.90	$10.00	N/A	N/A	N/A	N/A
End of period	$11.87	$7.00	$14.19	$10.90	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,879,510	3,860,972	2,619,039	417,465	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division136
Accumulation unit value:
Beginning of period	$12.28	$20.37	$21.18	$18.72	$17.42	$14.14	$11.11	$12.93
End of period	$16.94	$12.28	$20.37	$21.18	$18.72	$17.42	$14.14	$11.11
Accumulation units outstanding
at the end of period	1,555,903	1,027,637	981,200	665,216	375,839	125,431	17,396	9,920

JNL/Lazard Small Cap
Equity Division136
Accumulation unit value:
Beginning of period	$9.84	$16.22	$17.63	$15.28	$14.79	$12.98	$9.46	$11.56
End of period	$9.29	$9.84	$16.22	$17.63	$15.28	$14.79	$12.98	$9.46
Accumulation units outstanding
at the end of period	-	822,644	746,024	585,222	301,843	135,935	18,988	11,185

JNL/M&G Global Basics
Division1903
Accumulation unit value:
Beginning of period	$8.40	$9.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.19	$8.40	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	528,386	22,667	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders
Division1899
Accumulation unit value:
Beginning of period	$8.33	$9.38	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.31	$8.33	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	273,610	10,225	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1309
Accumulation unit value:
Beginning of period	$6.19	$9.84	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$7.62	$6.19	$9.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,693,298	3,996,781	1,100,470	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division320

Accumulation unit value:
Beginning of period	$7.90	$12.35	$12.87	$11.61	$12.11	$10.06	$7.37	N/A
End of period	$11.93	$7.90	$12.35	$12.87	$11.61	$12.11	$10.06	N/A
Accumulation units outstanding
at the end of period	6,979,033	8,137,525	9,761,506	7,832,843	4,455,010	1,618,350	4,247	N/A

JNL/MCM Bond Index Division320

Accumulation unit value:
Beginning of period	$12.37	$12.08	$11.49	$11.23	$11.16	$10.91	$10.86	N/A
End of period	$12.92	$12.37	$12.08	$11.49	$11.23	$11.16	$10.91	N/A
Accumulation units outstanding
at the end of period	9,343,669	4,858,431	3,933,578	2,582,207	1,111,272	353,497	3,284	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division585
Accumulation unit value:
Beginning of period	$3.79	$6.36	$6.17	$4.59	$4.60	$4.02	N/A	N/A
End of period	$4.70	$3.79	$6.36	$6.17	$4.59	$4.60	N/A	N/A
Accumulation units outstanding
at the end of period	1,876,100	1,171,928	2,173,108	803,594	88,676	61,451	N/A	N/A

JNL/MCM Consumer Brands
Sector Division590
Accumulation unit value:
Beginning of period	$7.34	$10.81	$11.89	$10.61	$11.01	$10.05	N/A	N/A
End of period	$9.65	$7.34	$10.81	$11.89	$10.61	$11.01	N/A	N/A
Accumulation units outstanding
at the end of period	939,760	459,494	198,035	149,227	58,436	15,934	N/A	N/A

JNL/MCM Dow 10 Division320

Accumulation unit value:
Beginning of period	$6.15	$11.55	$11.57	$9.05	$9.71	$9.56	$7.33	N/A
End of period	$7.04	$6.15	$11.55	$11.57	$9.05	$9.71	$9.56	N/A
Accumulation units outstanding
at the end of period	10,310,846	10,691,445	12,278,988	10,324,113	5,678,512	2,098,228	4,308	N/A

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.27	$10.53	$11.85	$10.00	N/A	N/A	N/A	N/A
End of period	$6.25	$5.27	$10.53	$11.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,201,681	9,117,943	8,747,911	5,388,863	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division581
Accumulation unit value:
Beginning of period	$6.28	$10.22	$9.97	$8.64	$8.39	$7.53	N/A	N/A
End of period	$5.85	$6.28	$10.22	$9.97	$8.64	$8.39	N/A	N/A
Accumulation units outstanding
at the end of period	-	952,170	664,569	423,235	286,250	177,577	N/A	N/A

JNL/MCM European 30 Division1911

Accumulation unit value:
Beginning of period	$8.60	$7.61	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.98	$8.60	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	420,551	8,310	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division594
Accumulation unit value:
Beginning of period	$5.99	$12.29	$15.06	$12.85	$12.26	$11.24	N/A	N/A
End of period	$7.02	$5.99	$12.29	$15.06	$12.85	$12.26	N/A	N/A
Accumulation units outstanding
at the end of period	5,079,383	2,081,571	588,761	609,159	93,596	26,954	N/A	N/A

JNL/MCM Global 15 Division320

Accumulation unit value:
Beginning of period	$10.01	$19.69	$17.94	$12.96	$11.91	$9.42	$6.82	N/A
End of period	$12.95	$10.01	$19.69	$17.94	$12.96	$11.91	$9.42	N/A
Accumulation units outstanding
at the end of period	10,124,849	10,804,617	11,446,582	8,837,306	4,819,386	1,810,331	88,798	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2130

Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	180,649	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division574
Accumulation unit value:
Beginning of period	$9.79	$12.91	$12.15	$11.58	$10.90	$11.00	N/A	N/A
End of period	$11.70	$9.79	$12.91	$12.15	$11.58	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	3,305,221	2,589,991	1,275,270	721,274	532,287	107,250	N/A	N/A

JNL/MCM Index 5 Division1312

Accumulation unit value:
Beginning of period	$6.87	$9.92	$10.07	N/A	N/A	N/A	N/A	N/A
End of period	$8.49	$6.87	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,217,047	2,658,711	768,567	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division320
Accumulation unit value:
Beginning of period	$11.65	$20.67	$18.96	$15.29	$13.66	$11.58	$8.62	N/A
End of period	$14.87	$11.65	$20.67	$18.96	$15.29	$13.66	$11.58	N/A
Accumulation units outstanding
at the end of period	7,455,540	4,824,932	4,304,532	3,327,120	1,586,473	663,962	151,133	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division683

Accumulation unit value:
Beginning of period	$7.96	$14.02	$14.00	$11.93	$10.91	$9.71	N/A	N/A
End of period	$9.75	$7.96	$14.02	$14.00	$11.93	$10.91	N/A	N/A
Accumulation units outstanding
at the end of period	97,513,039	95,077,056	93,707,314	54,886,906	13,329,141	636,745	N/A	N/A

JNL/MCM JNL Optimized
5 Division1062
Accumulation unit value:
Beginning of period	$6.42	$12.05	$10.74	$10.00	N/A	N/A	N/A	N/A
End of period	$8.73	$6.42	$12.05	$10.74	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,507,410	11,636,891	6,563,068	2,015,789	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division675

Accumulation unit value:
Beginning of period	$7.44	$12.89	$10.96	$10.59	$10.84	$10.00	N/A	N/A
End of period	$9.86	$7.44	$12.89	$10.96	$10.59	$10.84	N/A	N/A
Accumulation units outstanding
at the end of period	2,049,878	1,233,070	1,327,378	991,703	589,339	85,151	N/A	N/A

JNL/MCM NYSE International
25 Division1305
Accumulation unit value:
Beginning of period	$6.18	$11.58	$10.01	N/A	N/A	N/A	N/A	N/A
End of period	$8.31	$6.18	$11.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,757,633	1,878,945	1,199,890	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division574
Accumulation unit value:
Beginning of period	$23.24	$37.87	$28.35	$23.76	$17.59	$14.29	N/A	N/A
End of period	$27.56	$23.24	$37.87	$28.35	$23.76	$17.59	N/A	N/A
Accumulation units outstanding
at the end of period	4,000,092	2,356,358	1,839,472	1,204,962	445,616	99,240	N/A	N/A

JNL/MCM Pacific Rim
30 Division1909
Accumulation unit value:
Beginning of period	$9.57	$8.60	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.74	$9.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	431,499	9,445	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division320

Accumulation unit value:
Beginning of period	$7.28	$14.64	$14.12	$13.66	$10.07	$8.67	$7.36	N/A
End of period	$8.61	$7.28	$14.64	$14.12	$13.66	$10.07	$8.67	N/A
Accumulation units outstanding
at the end of period	7,731,950	8,124,550	9,852,826	8,165,315	4,785,182	1,895,393	4,505	N/A

JNL/MCM S&P 24 Division1065

Accumulation unit value:
Beginning of period	$7.21	$10.85	$10.22	$10.15	N/A	N/A	N/A	N/A
End of period	$8.46	$7.21	$10.85	$10.22	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,239,046	709,559	400,324	221,930	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division320
Accumulation unit value:
Beginning of period	$10.12	$16.43	$15.48	$14.29	$12.92	$11.30	$8.64	N/A
End of period	$13.80	$10.12	$16.43	$15.48	$14.29	$12.92	$11.30	N/A
Accumulation units outstanding
at the end of period	5,627,178	3,938,106	3,908,955	2,583,437	1,265,420	541,514	3,574	N/A

JNL/MCM S&P 500 Index Division320

Accumulation unit value:
Beginning of period	$7.89	$12.81	$12.37	$10.88	$10.56	$9.71	$8.01	N/A
End of period	$9.82	$7.89	$12.81	$12.37	$10.88	$10.56	$9.71	N/A
Accumulation units outstanding
at the end of period	14,851,712	7,198,386	6,123,293	4,555,019	2,458,358	1,085,216	4,066	N/A

JNL/MCM S&P SMid 60 Division1305

Accumulation unit value:
Beginning of period	$6.10	$8.85	$10.06	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	$6.10	$8.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,556,334	1,400,502	753,201	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division320
Accumulation unit value:
Beginning of period	$11.34	$19.16	$21.67	$20.04	$18.63	$16.75	$12.04	N/A
End of period	$11.75	$11.34	$19.16	$21.67	$20.04	$18.63	$16.75	N/A
Accumulation units outstanding
at the end of period	5,519,850	5,284,730	5,709,581	4,574,241	2,504,109	948,065	2,467	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division320
Accumulation unit value:
Beginning of period	$9.82	$15.29	$15.82	$13.63	$13.24	$11.42	$8.24	N/A
End of period	$12.36	$9.82	$15.29	$15.82	$13.63	$13.24	$11.42	N/A
Accumulation units outstanding
at the end of period	6,077,723	3,443,189	3,024,405	2,189,530	1,049,506	485,967	25,168	N/A

JNL/MCM Technology Sector
Division585
Accumulation unit value:
Beginning of period	$4.00	$7.15	$6.32	$5.86	$5.79	$5.40	N/A	N/A
End of period	$6.47	$4.00	$7.15	$6.32	$5.86	$5.79	N/A	N/A
Accumulation units outstanding
at the end of period	8,676,719	1,702,567	1,781,979	1,492,769	698,559	103,335	N/A	N/A

JNL/MCM Value Line 30 Division675

Accumulation unit value:
Beginning of period	$9.35	$18.02	$15.27	$15.68	$11.44	$10.00	N/A	N/A
End of period	$10.59	$9.35	$18.02	$15.27	$15.68	$11.44	N/A	N/A
Accumulation units outstanding
at the end of period	13,473,369	13,493,927	13,930,866	11,097,416	3,736,678	283,580	N/A	N/A

JNL/MCM VIP Division677

Accumulation unit value:
Beginning of period	$8.23	$14.56	$13.31	$12.02	$11.08	$10.05	N/A	N/A
End of period	$10.07	$8.23	$14.56	$13.31	$12.02	$11.08	N/A	N/A
Accumulation units outstanding
at the end of period	7,088,038	6,540,919	6,245,710	4,833,836	2,210,891	185,543	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division305
Accumulation unit value:
Beginning of period	$9.07	$15.53	$14.79	$12.81	$11.40	$9.79	$6.65	N/A
End of period	$12.49	$9.07	$15.53	$14.79	$12.81	$11.40	$9.79	N/A
Accumulation units outstanding
at the end of period	3,159,915	1,983,199	1,701,916	1,211,712	510,013	216,689	17,092	N/A

JNL/PAM Asia ex-Japan
Division1772
Accumulation unit value:
Beginning of period	$4.83	$8.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.08	$4.83	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,794,454	99,402	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1771

Accumulation unit value:
Beginning of period	$4.17	$7.95	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.51	$4.17	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,662,618	1,469,219	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.42	$10.96	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$12.06	$10.42	$10.96	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,932,508	7,352,155	930,973	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division572
Accumulation unit value:
Beginning of period	$15.44	$15.58	$14.57	$14.26	$14.11	$13.60	N/A	N/A
End of period	$17.61	$15.44	$15.58	$14.57	$14.26	$14.11	N/A	N/A
Accumulation units outstanding
at the end of period	23,130,993	10,041,547	5,230,320	3,086,909	1,228,696	350,793	N/A	N/A

JNL/PPM America Core
Equity Division587
Accumulation unit value:
Beginning of period	$13.30	$22.64	$24.72	$22.00	$20.49	$18.46	N/A	N/A
End of period	$16.59	$13.30	$22.64	$24.72	$22.00	$20.49	N/A	N/A
Accumulation units outstanding
at the end of period	-	77,555	48,941	39,106	12,246	5,782	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.68	$14.15	$14.49	$13.27	$13.22	$12.84	N/A	N/A
End of period	$13.98	$9.68	$14.15	$14.49	$13.27	$13.22	N/A	N/A
Accumulation units outstanding
at the end of period	7,607,692	2,154,098	2,176,242	1,863,700	528,118	181,353	N/A	N/A

JNL/PPM America Mid
Cap Value Division1776
Accumulation unit value:
Beginning of period	$5.65	$10.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$5.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	526,752	73,880	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1773
Accumulation unit value:
Beginning of period	$6.26	$10.38	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.28	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	470,815	67,379	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division574
Accumulation unit value:
Beginning of period	$11.30	$21.68	$23.26	$20.84	$20.12	$18.33	N/A	N/A
End of period	$16.14	$11.30	$21.68	$23.26	$20.84	$20.12	N/A	N/A
Accumulation units outstanding
at the end of period	663,105	314,007	162,845	95,489	76,209	59,349	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division1897
Accumulation unit value:
Beginning of period	$5.93	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$5.93	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,788,852	578,596	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1452

Accumulation unit value:
Beginning of period	$6.70	$9.92	$9.96	N/A	N/A	N/A	N/A	N/A
End of period	$9.39	$6.70	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,099,763	9,663,664	207,958	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1451
Accumulation unit value:
Beginning of period	$6.91	$9.92	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.85	$6.91	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,686,899	841,974	36,223	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.32	$10.52	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.82	$6.32	$10.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,163,357	900,496	393,858	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.66	$10.57	$10.19	N/A	N/A	N/A	N/A	N/A
End of period	$8.98	$7.66	$10.57	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,772,109	1,516,911	635,767	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.79	$10.54	$10.10	N/A	N/A	N/A	N/A	N/A
End of period	$8.24	$6.79	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,136,067	3,053,845	733,954	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division1453
Accumulation unit value:
Beginning of period	$7.14	$9.77	$10.03	N/A	N/A	N/A	N/A	N/A
End of period	$8.71	$7.14	$9.77	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,027,696	1,262,689	16,281	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1451
Accumulation unit value:
Beginning of period	$6.28	$9.92	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	$6.28	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,696,087	1,459,938	60,548	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division574
Accumulation unit value:
Beginning of period	$10.14	$16.88	$15.66	$13.72	$12.81	$11.42	N/A	N/A
End of period	$13.13	$10.14	$16.88	$15.66	$13.72	$12.81	N/A	N/A
Accumulation units outstanding
at the end of period	8,360,714	4,174,919	3,101,140	1,829,793	1,018,137	736,917	N/A	N/A

JNL/S&P Managed Conservative
Division691
Accumulation unit value:
Beginning of period	$10.07	$11.82	$11.26	$10.57	$10.32	$9.98	N/A	N/A
End of period	$11.29	$10.07	$11.82	$11.26	$10.57	$10.32	N/A	N/A
Accumulation units outstanding
at the end of period	11,110,721	5,394,641	2,487,422	1,537,320	807,494	134,449	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division525
Accumulation unit value:
Beginning of period	$10.69	$16.75	$15.60	$13.84	$13.04	$12.15	N/A	N/A
End of period	$13.52	$10.69	$16.75	$15.60	$13.84	$13.04	N/A	N/A
Accumulation units outstanding
at the end of period	25,729,569	10,027,762	7,689,554	5,021,621	2,475,817	1,351,133	N/A	N/A

JNL/S&P Managed Moderate
Division684
Accumulation unit value:
Beginning of period	$9.83	$12.64	$11.88	$10.90	$10.51	$9.90	N/A	N/A
End of period	$11.52	$9.83	$12.64	$11.88	$10.90	$10.51	N/A	N/A
Accumulation units outstanding
at the end of period	22,862,270	10,001,175	6,203,688	3,752,637	1,281,922	211,053	N/A	N/A

JNL/S&P Managed Moderate
Growth Division576
Accumulation unit value:
Beginning of period	$11.39	$15.91	$14.83	$13.38	$12.73	$11.55	N/A	N/A
End of period	$13.89	$11.39	$15.91	$14.83	$13.38	$12.73	N/A	N/A
Accumulation units outstanding
at the end of period	31,894,972	12,944,773	10,507,143	6,689,681	2,810,921	840,169	N/A	N/A

JNL/S&P Retirement 2015
Division1011
Accumulation unit value:
Beginning of period	$8.09	$11.72	$10.87	$9.93	N/A	N/A	N/A	N/A
End of period	$9.55	$8.09	$11.72	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	907,324	468,600	124,889	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1029
Accumulation unit value:
Beginning of period	$7.83	$11.89	$11.00	$10.08	N/A	N/A	N/A	N/A
End of period	$9.36	$7.83	$11.89	$11.00	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	362,551	194,636	78,673	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1026
Accumulation unit value:
Beginning of period	$7.65	$12.03	$11.07	$10.07	N/A	N/A	N/A	N/A
End of period	$9.23	$7.65	$12.03	$11.07	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	301,125	137,362	39,867	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1000
Accumulation unit value:
Beginning of period	$9.06	$11.21	$10.61	$10.01	N/A	N/A	N/A	N/A
End of period	$10.20	$9.06	$11.21	$10.61	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	835,572	508,022	202,673	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1451

Accumulation unit value:
Beginning of period	$6.39	$10.06	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.02	$6.39	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,705,395	962,475	22,366	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division136

Accumulation unit value:
Beginning of period	$22.67	$28.95	$27.27	$24.30	$23.36	$21.34	$17.77	$19.10
End of period	$26.79	$22.67	$28.95	$27.27	$24.30	$23.36	$21.34	$17.77
Accumulation units outstanding
at the end of period	7,505,794	3,233,221	2,023,900	1,157,101	624,276	277,956	-	6,538

JNL/Select Money Market
Division356
Accumulation unit value:
Beginning of period	$13.57	$13.44	$13.00	$12.59	$12.41	$12.47	$12.53	N/A
End of period	$13.42	$13.57	$13.44	$13.00	$12.59	$12.41	$12.47	N/A
Accumulation units outstanding
at the end of period	11,940,871	12,631,995	5,523,649	1,493,962	425,405	203,195	-	N/A

JNL/Select Value Division580

Accumulation unit value:
Beginning of period	$14.76	$22.42	$21.05	$17.62	$16.50	$14.36	N/A	N/A
End of period	$18.07	$14.76	$22.42	$21.05	$17.62	$16.50	N/A	N/A
Accumulation units outstanding
at the end of period	3,516,639	1,794,121	1,444,679	759,333	234,256	115,269	N/A	N/A

JNL/T.Rowe Price Established
Growth Division580
Accumulation unit value:
Beginning of period	$18.89	$33.47	$30.78	$27.41	$26.16	$23.22	N/A	N/A
End of period	$26.77	$18.89	$33.47	$30.78	$27.41	$26.16	N/A	N/A
Accumulation units outstanding
at the end of period	4,456,424	2,018,577	1,395,528	581,129	264,530	94,422	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division136
Accumulation unit value:
Beginning of period	$27.39	$46.72	$40.37	$38.27	$33.96	$29.14	$21.29	$25.75
End of period	$39.72	$27.39	$46.72	$40.37	$38.27	$33.96	$29.14	$21.29
Accumulation units outstanding
at the end of period	3,540,911	1,698,448	1,133,721	601,368	254,389	108,532	8,405	5,080

JNL/T.Rowe Price Short-Term
Bond Division1068
Accumulation unit value:
Beginning of period	$9.83	$10.58	$10.22	$10.00	N/A	N/A	N/A	N/A
End of period	$10.45	$9.83	$10.58	$10.22	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,120,700	1,754,391	691,785	230,227	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division468
Accumulation unit value:
Beginning of period	$9.69	$16.47	$16.54	$13.96	$13.31	$11.70	$11.12	N/A
End of period	$13.11	$9.69	$16.47	$16.54	$13.96	$13.31	$11.70	N/A
Accumulation units outstanding
at the end of period	4,173,010	2,559,870	2,121,695	1,516,433	751,051	373,784	21,650	N/A

JNL/T.Rowe Price Mid-Cap
Growth Division46
Accumulation unit value:
Beginning of period	$27.76	$47.32	$40.84	$38.68	$34.29	$29.39	$21.45	$26.73
End of period	$40.30	$27.76	$47.32	$40.84	$38.68	$34.29	$29.39	$21.45
Accumulation units outstanding
at the end of period	475,963	516,999	531,796	529,628	567,131	612,189	451,003	118,982

JNL/T.Rowe Price Short-Term
Bond Division1066
Accumulation unit value:
Beginning of period	$9.85	$10.60	$10.23	$10.00	N/A	N/A	N/A	N/A
End of period	$10.49	$9.85	$10.60	$10.23	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	405,375	189,544	328,590	203,002	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division46

Accumulation unit value:
Beginning of period	$9.77	$16.60	$16.65	$14.04	$13.38	$11.74	$9.15	$10.98
End of period	$13.24	$9.77	$16.60	$16.65	$14.04	$13.38	$11.74	$9.15
Accumulation units outstanding
at the end of period	1,292,034	1,318,655	1,346,618	1,294,597	1,358,815	1,591,333	1,182,696	440,080

Accumulation Unit Values
Contract with Endorsements - 1.30%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2092
Accumulation unit value:
Beginning of period	$11.69	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,511	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2048
Accumulation unit value:
Beginning of period	$11.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,546	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2027
Accumulation unit value:
Beginning of period	$10.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,321	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2062
Accumulation unit value:
Beginning of period	$11.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,576	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division822
Accumulation unit value:
Beginning of period	$8.31	$13.10	$15.62	$11.60	$10.07	N/A	N/A	N/A
End of period	$10.88	$8.31	$13.10	$15.62	$11.60	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	127,374	75,209	67,266	127,457	39,968	N/A	N/A	N/A

JNL/AIM International
Growth Division51
Accumulation unit value:
Beginning of period	$11.37	$19.50	$18.00	$14.87	$13.61	$11.85	$9.34	$11.16
End of period	$15.37	$11.37	$19.50	$18.00	$14.87	$13.61	$11.85	$9.34
Accumulation units outstanding
at the end of period	183,260	200,147	195,982	177,325	173,414	182,515	241,130	95,683

JNL/AIM Large Cap Growth
Division51
Accumulation unit value:
Beginning of period	$8.89	$14.45	$12.65	$11.88	$11.22	$10.33	$8.05	$10.44
End of period	$10.91	$8.89	$14.45	$12.65	$11.88	$11.22	$10.33	$8.05
Accumulation units outstanding
at the end of period	321,424	299,276	282,942	248,323	261,001	283,073	290,967	113,224

JNL/AIM Small Cap Growth
Division51
Accumulation unit value:
Beginning of period	$9.47	$15.91	$14.47	$12.81	$11.97	$11.35	$8.30	$10.77
End of period	$12.60	$9.47	$15.91	$14.47	$12.81	$11.97	$11.35	$8.30
Accumulation units outstanding
at the end of period	116,828	96,925	124,790	135,633	153,987	163,897	270,730	108,280

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division52
Accumulation unit value:
Beginning of period	$9.18	$12.97	$12.17	$11.13	$10.24	$9.48	$8.45	$9.09
End of period	$11.10	$9.18	$12.97	$12.17	$11.13	$10.24	$9.48	$8.45
Accumulation units outstanding
at the end of period	395,456	424,501	480,448	578,764	586,520	582,036	594,124	176,271

JNL/Capital Guardian
Global Diversified Research Division586
Accumulation unit value:
Beginning of period	$17.83	$31.40	$26.37	$23.57	$23.43	$20.97	N/A	N/A
End of period	$24.32	$17.83	$31.40	$26.37	$23.57	$23.43	N/A	N/A
Accumulation units outstanding
at the end of period	24,716	15,530	17,379	5,187	647	405	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1468
Accumulation unit value:
Beginning of period	$4.49	$9.86	$9.76	N/A	N/A	N/A	N/A	N/A
End of period	$6.76	$4.49	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	33,566	28,289	1,826	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division51
Accumulation unit value:
Beginning of period	$17.78	$30.47	$28.13	$27.24	$26.37	$23.92	$17.89	$24.02
End of period	$23.66	$17.78	$30.47	$28.13	$27.24	$26.37	$23.92	$17.89
Accumulation units outstanding
at the end of period	75,826	47,919	33,463	32,568	44,749	68,972	77,776	18,820

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.61	$13.73	$10.45	N/A	N/A	N/A	N/A	N/A
End of period	$9.78	$6.61	$13.73	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	232,367	131,362	134,628	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.59	$10.72	$9.87	N/A	N/A	N/A	N/A	N/A
End of period	$8.12	$6.59	$10.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,603	10,504	26,261	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division52

Accumulation unit value:
Beginning of period	$11.72	$19.47	$19.61	$17.69	$17.33	$16.51	$13.43	$16.63
End of period	$15.48	$11.72	$19.47	$19.61	$17.69	$17.33	$16.51	$13.43
Accumulation units outstanding
at the end of period	105,627	131,735	144,525	170,346	176,786	182,045	194,596	68,959

JNL/Eagle SmallCap Equity
Division51
Accumulation unit value:
Beginning of period	$15.96	$26.19	$23.68	$19.97	$19.74	$16.83	$12.18	$15.59
End of period	$21.34	$15.96	$26.19	$23.68	$19.97	$19.74	$16.83	$12.18
Accumulation units outstanding
at the end of period	99,658	100,070	76,030	78,224	84,733	92,211	103,312	59,693

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.28	$9.97	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$8.07	$6.28	$9.97	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	184,883	190,902	248,959	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.83	$9.95	$10.14	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$5.83	$9.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,167	20,981	18,116	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1096
Accumulation unit value:
Beginning of period	$7.59	$10.94	$10.88	$9.86	N/A	N/A	N/A	N/A
End of period	$9.96	$7.59	$10.94	$10.88	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	231,090	149,588	161,116	50,514	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.07	$9.90	$9.88	N/A	N/A	N/A	N/A	N/A
End of period	$7.59	$6.07	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	59,116	25,776	46,333	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division823
Accumulation unit value:
Beginning of period	$7.77	$11.77	$12.71	$10.94	$10.10	N/A	N/A	N/A
End of period	$10.25	$7.77	$11.77	$12.71	$10.94	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	92,682	74,746	53,446	55,007	29,614	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division52
Accumulation unit value:
Beginning of period	$19.46	$20.80	$19.69	$19.05	$18.81	$17.82	$15.90	$15.02
End of period	$21.93	$19.46	$20.80	$19.69	$19.05	$18.81	$17.82	$15.90
Accumulation units outstanding
at the end of period	224,854	241,971	293,602	250,540	260,572	249,858	243,927	70,227

JNL/Goldman Sachs Emerging
Markets Debt Division1902
Accumulation unit value:
Beginning of period	$9.65	$9.97	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.71	$9.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	67,584	645	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division823
Accumulation unit value:
Beginning of period	$8.26	$13.09	$12.90	$11.29	$10.11	N/A	N/A	N/A
End of period	$10.81	$8.26	$13.09	$12.90	$11.29	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	73,897	78,864	71,270	76,828	39,887	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2132
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,670	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division238
Accumulation unit value:
Beginning of period	$9.73	$17.76	$16.07	$12.33	$10.54	$8.71	$6.33	$6.36
End of period	$12.50	$9.73	$17.76	$16.07	$12.33	$10.54	$8.71	$6.33
Accumulation units outstanding
at the end of period	325,291	266,173	267,555	268,288	254,624	218,930	110,863	3,289

JNL/JPMorgan MidCap
Growth Division56
Accumulation unit value:
Beginning of period	$14.37	$26.20	$24.59	$22.23	$21.21	$18.21	$13.60	$17.21
End of period	$20.28	$14.37	$26.20	$24.59	$22.23	$21.21	$18.21	$13.60
Accumulation units outstanding
at the end of period	50,458	44,418	48,547	23,904	25,283	35,281	49,176	10,395

JNL/JPMorgan U.S. Government
& Quality Bond Division52
Accumulation unit value:
Beginning of period	$17.89	$17.01	$16.20	$15.90	$15.73	$15.35	$15.37	$14.17
End of period	$18.31	$17.89	$17.01	$16.20	$15.90	$15.73	$15.35	$15.37
Accumulation units outstanding
at the end of period	349,912	361,853	267,137	305,152	335,464	442,983	508,132	249,752

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1062
Accumulation unit value:
Beginning of period	$6.99	$14.18	$10.90	$9.99	N/A	N/A	N/A	N/A
End of period	$11.85	$6.99	$14.18	$10.90	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	217,389	130,956	86,001	21,130	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division50
Accumulation unit value:
Beginning of period	$12.21	$20.27	$21.09	$18.65	$17.36	$14.10	$11.08	$12.83
End of period	$16.84	$12.21	$20.27	$21.09	$18.65	$17.36	$14.10	$11.08
Accumulation units outstanding
at the end of period	249,071	217,477	256,139	262,214	315,769	342,636	333,870	154,000

JNL/Lazard Small Cap
Equity Division52
Accumulation unit value:
Beginning of period	$9.79	$16.14	$17.55	$15.22	$14.73	$12.94	$9.44	$11.40
End of period	$9.24	$9.79	$16.14	$17.55	$15.22	$14.73	$12.94	$9.44
Accumulation units outstanding
at the end of period	-	158,965	187,170	201,887	270,006	311,220	311,613	123,077

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$9.98	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,214	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$8.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	398	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1410
Accumulation unit value:
Beginning of period	$6.19	$9.83	$10.50	N/A	N/A	N/A	N/A	N/A
End of period	$7.61	$6.19	$9.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,369	5,357	28,009	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division119

Accumulation unit value:
Beginning of period	$7.86	$12.30	$12.82	$11.57	$12.08	$10.04	$7.65	$9.76
End of period	$11.87	$7.86	$12.30	$12.82	$11.57	$12.08	$10.04	$7.65
Accumulation units outstanding
at the end of period	704,811	672,137	802,654	946,676	1,040,696	1,066,272	914,693	275,854

JNL/MCM Bond Index Division51

Accumulation unit value:
Beginning of period	$12.33	$12.04	$11.47	$11.21	$11.15	$10.90	$10.72	$9.98
End of period	$12.87	$12.33	$12.04	$11.47	$11.21	$11.15	$10.90	$10.72
Accumulation units outstanding
at the end of period	458,979	353,220	342,600	432,795	431,719	488,787	431,063	96,757

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division498
Accumulation unit value:
Beginning of period	$3.77	$6.33	$6.15	$4.58	$4.59	$4.28	N/A	N/A
End of period	$4.67	$3.77	$6.33	$6.15	$4.58	$4.59	N/A	N/A
Accumulation units outstanding
at the end of period	13,485	17,649	60,267	47,767	-	21,120	N/A	N/A

JNL/MCM Consumer Brands
Sector Division481
Accumulation unit value:
Beginning of period	$7.30	$10.77	$11.84	$10.58	$10.98	$10.10	$9.99	N/A
End of period	$9.60	$7.30	$10.77	$11.84	$10.58	$10.98	$10.10	N/A
Accumulation units outstanding
at the end of period	10,090	10,979	9,283	15,569	16,250	6,544	100	N/A

JNL/MCM Dow 10 Division38

Accumulation unit value:
Beginning of period	$6.13	$11.50	$11.53	$9.02	$9.68	$9.54	$7.68	$8.38
End of period	$7.01	$6.13	$11.50	$11.53	$9.02	$9.68	$9.54	$7.68
Accumulation units outstanding
at the end of period	1,156,549	953,931	1,046,615	1,252,226	1,410,909	1,473,496	1,289,064	492,647

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.26	$10.52	$11.84	$10.00	N/A	N/A	N/A	N/A
End of period	$6.24	$5.26	$10.52	$11.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	244,465	131,621	151,365	177,079	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division66
Accumulation unit value:
Beginning of period	$6.25	$10.17	$9.93	$8.61	$8.37	$7.62	$5.98	$8.04
End of period	$5.83	$6.25	$10.17	$9.93	$8.61	$8.37	$7.62	$5.98
Accumulation units outstanding
at the end of period	-	198,518	231,138	294,664	294,762	381,820	386,064	40,511

JNL/MCM European 30 Division1906

Accumulation unit value:
Beginning of period	$8.60	$8.62	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.97	$8.60	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	874	549	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division498
Accumulation unit value:
Beginning of period	$5.96	$12.24	$15.00	$12.81	$12.23	$11.15	N/A	N/A
End of period	$6.98	$5.96	$12.24	$15.00	$12.81	$12.23	N/A	N/A
Accumulation units outstanding
at the end of period	51,333	15,098	11,617	47,317	26,104	20,876	N/A	N/A

JNL/MCM Global 15 Division119

Accumulation unit value:
Beginning of period	$9.96	$19.60	$17.87	$12.92	$11.88	$9.40	$7.15	$9.04
End of period	$12.89	$9.96	$19.60	$17.87	$12.92	$11.88	$9.40	$7.15
Accumulation units outstanding
at the end of period	715,941	635,820	742,223	889,652	1,023,153	1,016,476	861,415	240,286

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division486
Accumulation unit value:
Beginning of period	$9.74	$12.86	$12.11	$11.54	$10.87	$10.64	$10.64	N/A
End of period	$11.64	$9.74	$12.86	$12.11	$11.54	$10.87	$10.64	N/A
Accumulation units outstanding
at the end of period	83,832	62,175	46,280	43,348	49,988	29,090	4,657	N/A

JNL/MCM Index 5 Division1419

Accumulation unit value:
Beginning of period	$6.86	$9.91	$10.32	N/A	N/A	N/A	N/A	N/A
End of period	$8.48	$6.86	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	33,076	29,577	11,378	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division38
Accumulation unit value:
Beginning of period	$11.61	$20.61	$18.91	$15.26	$13.64	$11.56	$8.53	$10.00
End of period	$14.81	$11.61	$20.61	$18.91	$15.26	$13.64	$11.56	$8.53
Accumulation units outstanding
at the end of period	443,767	334,349	335,917	464,339	479,223	563,254	529,980	140,393

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division685

Accumulation unit value:
Beginning of period	$7.94	$14.00	$13.98	$11.92	$10.91	$9.79	N/A	N/A
End of period	$9.73	$7.94	$14.00	$13.98	$11.92	$10.91	N/A	N/A
Accumulation units outstanding
at the end of period	891,474	793,032	1,051,460	982,542	615,640	89,458	N/A	N/A

JNL/MCM JNL Optimized
5 Division1095
Accumulation unit value:
Beginning of period	$6.41	$12.04	$10.74	$9.04	N/A	N/A	N/A	N/A
End of period	$8.71	$6.41	$12.04	$10.74	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	73,745	58,393	59,931	34,812	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division685

Accumulation unit value:
Beginning of period	$7.43	$12.87	$10.95	$10.59	$10.84	$10.03	N/A	N/A
End of period	$9.83	$7.43	$12.87	$10.95	$10.59	$10.84	N/A	N/A
Accumulation units outstanding
at the end of period	26,851	32,821	61,490	40,093	38,224	7,142	N/A	N/A

JNL/MCM NYSE International
25 Division1312
Accumulation unit value:
Beginning of period	$6.18	$11.58	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.30	$6.18	$11.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,806	15,572	8,681	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division481
Accumulation unit value:
Beginning of period	$23.13	$37.71	$28.24	$23.69	$17.54	$13.33	$13.05	N/A
End of period	$27.42	$23.13	$37.71	$28.24	$23.69	$17.54	$13.33	N/A
Accumulation units outstanding
at the end of period	67,741	55,829	69,761	91,802	79,971	75,740	77	N/A

JNL/MCM Pacific Rim
30 Division1906
Accumulation unit value:
Beginning of period	$9.57	$8.73	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.73	$9.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,637	542	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division119

Accumulation unit value:
Beginning of period	$7.25	$14.58	$14.06	$13.61	$10.05	$8.65	$7.37	$9.92
End of period	$8.57	$7.25	$14.58	$14.06	$13.61	$10.05	$8.65	$7.37
Accumulation units outstanding
at the end of period	809,078	703,252	792,194	933,971	1,151,128	1,122,884	943,584	280,949

JNL/MCM S&P 24 Division1173

Accumulation unit value:
Beginning of period	$7.20	$10.84	$10.21	$10.08	N/A	N/A	N/A	N/A
End of period	$8.44	$7.20	$10.84	$10.21	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,244	7,230	14,532	6,035	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division38
Accumulation unit value:
Beginning of period	$10.09	$16.38	$15.44	$14.26	$12.90	$11.29	$8.50	$9.92
End of period	$13.75	$10.09	$16.38	$15.44	$14.26	$12.90	$11.29	$8.50
Accumulation units outstanding
at the end of period	544,407	417,627	429,001	621,103	642,199	747,387	670,848	172,520

JNL/MCM S&P 500 Index Division38

Accumulation unit value:
Beginning of period	$7.86	$12.78	$12.34	$10.86	$10.54	$9.70	$7.69	$9.89
End of period	$9.78	$7.86	$12.78	$12.34	$10.86	$10.54	$9.70	$7.69
Accumulation units outstanding
at the end of period	1,321,778	1,006,742	936,610	1,161,146	1,310,836	1,460,446	1,418,434	363,354

JNL/MCM S&P SMid 60 Division1312

Accumulation unit value:
Beginning of period	$6.10	$8.85	$10.16	N/A	N/A	N/A	N/A	N/A
End of period	$9.72	$6.10	$8.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	41,418	28,581	33,396	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division119
Accumulation unit value:
Beginning of period	$11.29	$19.08	$21.58	$19.97	$18.58	$16.72	$11.44	$15.31
End of period	$11.69	$11.29	$19.08	$21.58	$19.97	$18.58	$16.72	$11.44
Accumulation units outstanding
at the end of period	538,191	444,149	474,222	541,623	614,492	612,047	539,391	176,927

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division38
Accumulation unit value:
Beginning of period	$9.79	$15.24	$15.78	$13.60	$13.22	$11.41	$7.92	$9.82
End of period	$12.31	$9.79	$15.24	$15.78	$13.60	$13.22	$11.41	$7.92
Accumulation units outstanding
at the end of period	733,402	386,126	411,036	553,557	603,585	729,828	677,137	152,424

JNL/MCM Technology Sector
Division498
Accumulation unit value:
Beginning of period	$3.98	$7.12	$6.30	$5.84	$5.77	$6.32	N/A	N/A
End of period	$6.43	$3.98	$7.12	$6.30	$5.84	$5.77	N/A	N/A
Accumulation units outstanding
at the end of period	155,371	14,512	38,977	100,294	25,882	31,791	N/A	N/A

JNL/MCM Value Line 30 Division684

Accumulation unit value:
Beginning of period	$9.33	$17.99	$15.25	$15.67	$11.43	$9.53	N/A	N/A
End of period	$10.56	$9.33	$17.99	$15.25	$15.67	$11.43	N/A	N/A
Accumulation units outstanding
at the end of period	293,780	259,437	281,047	292,139	379,448	84,009	N/A	N/A

JNL/MCM VIP Division684

Accumulation unit value:
Beginning of period	$8.21	$14.54	$13.30	$12.01	$11.08	$9.78	N/A	N/A
End of period	$10.04	$8.21	$14.54	$13.30	$12.01	$11.08	N/A	N/A
Accumulation units outstanding
at the end of period	121,941	133,545	182,715	267,679	216,327	60,950	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division50
Accumulation unit value:
Beginning of period	$9.04	$15.48	$14.75	$12.78	$11.38	$9.77	$7.05	$8.63
End of period	$12.44	$9.04	$15.48	$14.75	$12.78	$11.38	$9.77	$7.05
Accumulation units outstanding
at the end of period	280,681	237,886	258,132	337,644	354,712	355,211	330,751	153,885

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	$4.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	75,347	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1795

Accumulation unit value:
Beginning of period	$4.17	$8.36	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.50	$4.17	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	108,841	29,603	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.41	$10.95	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$12.05	$10.41	$10.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	484,386	345,250	105,540	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division52
Accumulation unit value:
Beginning of period	$15.36	$15.50	$14.51	$14.20	$14.06	$13.64	$13.19	$12.50
End of period	$17.51	$15.36	$15.50	$14.51	$14.20	$14.06	$13.64	$13.19
Accumulation units outstanding
at the end of period	1,186,432	1,055,909	964,692	867,918	911,352	1,002,451	1,089,332	441,234

JNL/PPM America Core
Equity Division52
Accumulation unit value:
Beginning of period	$13.21	$22.50	$24.57	$21.89	$20.39	$18.27	$14.55	$18.26
End of period	$16.47	$13.21	$22.50	$24.57	$21.89	$20.39	$18.27	$14.55
Accumulation units outstanding
at the end of period	-	13,807	19,666	20,881	31,927	28,030	41,500	9,642

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.62	$14.08	$14.42	$13.22	$13.17	$12.80	N/A	N/A
End of period	$13.90	$9.62	$14.08	$14.42	$13.22	$13.17	N/A	N/A
Accumulation units outstanding
at the end of period	340,294	295,060	397,052	525,942	490,252	559,837	N/A	N/A

JNL/PPM America Mid
Cap Value Division1803
Accumulation unit value:
Beginning of period	$5.64	$10.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$5.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,539	6,545	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1817
Accumulation unit value:
Beginning of period	$6.25	$10.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.27	$6.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,911	12,925	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division53
Accumulation unit value:
Beginning of period	$11.23	$21.54	$23.13	$20.73	$20.02	$18.48	$15.03	$18.28
End of period	$16.02	$11.23	$21.54	$23.13	$20.73	$20.02	$18.48	$15.03
Accumulation units outstanding
at the end of period	128,090	107,976	107,741	120,815	143,422	150,833	153,030	43,465

JNL/Red Rocks Listed
Private Equity Division1902
Accumulation unit value:
Beginning of period	$5.93	$9.21	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$5.93	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	43,553	5,857	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1468

Accumulation unit value:
Beginning of period	$6.70	$9.92	$9.98	N/A	N/A	N/A	N/A	N/A
End of period	$9.38	$6.70	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	134,674	22,755	3,362	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$7.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,296	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.31	$9.53	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.81	$6.31	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,493	12,988	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.66	$10.21	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.97	$7.66	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,126	9,154	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.79	$10.54	$10.40	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$6.79	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,765	23,727	12,958	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.14	$9.11	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.70	$7.14	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,918	826	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.28	$9.33	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.73	$6.28	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,413	12,982	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division50
Accumulation unit value:
Beginning of period	$10.09	$16.80	$15.59	$13.67	$12.77	$11.48	$9.17	$10.75
End of period	$13.05	$10.09	$16.80	$15.59	$13.67	$12.77	$11.48	$9.17
Accumulation units outstanding
at the end of period	928,975	860,356	962,688	1,115,976	1,383,706	1,603,199	595,226	195,835

JNL/S&P Managed Conservative
Division788
Accumulation unit value:
Beginning of period	$10.05	$11.80	$11.25	$10.56	$10.23	N/A	N/A	N/A
End of period	$11.26	$10.05	$11.80	$11.25	$10.56	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	197,614	195,288	86,130	67,299	49,682	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division50

Accumulation unit value:
Beginning of period	$10.63	$16.66	$15.53	$13.78	$13.00	$11.82	$9.84	$10.90
End of period	$13.44	$10.63	$16.66	$15.53	$13.78	$13.00	$11.82	$9.84
Accumulation units outstanding
at the end of period	2,166,231	2,195,848	2,448,386	2,751,945	3,169,990	3,586,497	2,989,400	1,064,743

JNL/S&P Managed Moderate
Division807
Accumulation unit value:
Beginning of period	$9.81	$12.62	$11.87	$10.89	$10.31	N/A	N/A	N/A
End of period	$11.49	$9.81	$12.62	$11.87	$10.89	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	299,720	270,444	166,179	18,349	10,862	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division55
Accumulation unit value:
Beginning of period	$11.33	$15.83	$14.76	$13.33	$12.69	$11.73	$10.10	$11.00
End of period	$13.80	$11.33	$15.83	$14.76	$13.33	$12.69	$11.73	$10.10
Accumulation units outstanding
at the end of period	1,885,398	1,943,239	2,242,665	2,358,636	2,452,893	2,550,103	2,271,862	747,818

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	$8.08	$11.71	$11.49	N/A	N/A	N/A	N/A	N/A
End of period	$9.53	$8.08	$11.71	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	778	779	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1051
Accumulation unit value:
Beginning of period	$7.82	$11.88	$10.99	$10.23	N/A	N/A	N/A	N/A
End of period	$9.34	$7.82	$11.88	$10.99	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1121
Accumulation unit value:
Beginning of period	$9.04	$11.19	$10.61	$9.95	N/A	N/A	N/A	N/A
End of period	$10.18	$9.04	$11.19	$10.61	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	21,507	17,547	16,392	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.69	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,550	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division52

Accumulation unit value:
Beginning of period	$22.51	$28.77	$27.11	$24.17	$23.25	$21.24	$17.70	$18.44
End of period	$26.60	$22.51	$28.77	$27.11	$24.17	$23.25	$21.24	$17.70
Accumulation units outstanding
at the end of period	372,329	363,549	385,375	456,177	516,463	542,978	471,259	165,008

JNL/Select Money Market
Division52
Accumulation unit value:
Beginning of period	$13.46	$13.35	$12.91	$12.51	$12.34	$12.41	$12.51	$12.54
End of period	$13.31	$13.46	$13.35	$12.91	$12.51	$12.34	$12.41	$12.51
Accumulation units outstanding
at the end of period	453,766	870,984	493,762	473,475	189,876	238,182	246,897	280,391

JNL/Select Value Division218

Accumulation unit value:
Beginning of period	$14.74	$22.40	$21.05	$17.63	$16.52	$14.58	$10.96	$10.83
End of period	$18.04	$14.74	$22.40	$21.05	$17.63	$16.52	$14.58	$10.96
Accumulation units outstanding
at the end of period	177,235	217,278	196,403	205,053	190,917	125,933	91,491	3,824

JNL/T.Rowe Price Established
Growth Division51
Accumulation unit value:
Beginning of period	$18.76	$33.26	$30.60	$27.27	$26.04	$24.01	$18.63	$23.09
End of period	$26.58	$18.76	$33.26	$30.60	$27.27	$26.04	$24.01	$18.63
Accumulation units outstanding
at the end of period	387,931	352,355	364,184	283,414	302,838	272,815	280,700	82,484

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division50
Accumulation unit value:
Beginning of period	$27.20	$46.43	$40.13	$38.07	$33.80	$29.01	$21.21	$25.22
End of period	$39.43	$27.20	$46.43	$40.13	$38.07	$33.80	$29.01	$21.21
Accumulation units outstanding
at the end of period	187,413	171,164	187,970	191,080	206,392	224,342	224,188	75,918

JNL/T.Rowe Price Short-Term
Bond Division1068
Accumulation unit value:
Beginning of period	$9.81	$10.57	$10.22	$10.00	N/A	N/A	N/A	N/A
End of period	$10.43	$9.81	$10.57	$10.22	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	226,621	171,406	115,979	55,580	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division52

Accumulation unit value:
Beginning of period	$9.64	$16.41	$16.49	$13.92	$13.28	$11.68	$9.11	$10.87
End of period	$13.05	$9.64	$16.41	$16.49	$13.92	$13.28	$11.68	$9.11
Accumulation units outstanding
at the end of period	680,943	625,555	651,539	746,643	797,625	865,635	858,568	336,708

Accumulation Unit Values
Contract with Endorsements - 1.35%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2049
Accumulation unit value:
Beginning of period	$11.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,778	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division1182
Accumulation unit value:
Beginning of period	$8.30	$13.08	$15.60	$14.86	N/A	N/A	N/A	N/A
End of period	$10.85	$8.30	$13.08	$15.60	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	24,423	35,786	35,127	8,298	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division552
Accumulation unit value:
Beginning of period	$11.29	$19.38	$17.89	$14.79	$13.55	$12.27	N/A	N/A
End of period	$15.26	$11.29	$19.38	$17.89	$14.79	$13.55	N/A	N/A
Accumulation units outstanding
at the end of period	18,888	14,766	5,700	27,746	32,948	23,475	N/A	N/A

JNL/AIM Large Cap Growth
Division552
Accumulation unit value:
Beginning of period	$8.86	$14.40	$12.61	$11.85	$11.20	$10.90	N/A	N/A
End of period	$10.86	$8.86	$14.40	$12.61	$11.85	$11.20	N/A	N/A
Accumulation units outstanding
at the end of period	12,412	12,542	12,652	48,094	46,032	42,026	N/A	N/A

JNL/AIM Small Cap Growth
Division552
Accumulation unit value:
Beginning of period	$9.43	$15.86	$14.44	$12.78	$11.95	$11.89	N/A	N/A
End of period	$12.54	$9.43	$15.86	$14.44	$12.78	$11.95	N/A	N/A
Accumulation units outstanding
at the end of period	5,887	6,351	7,003	20,146	20,318	19,869	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	$9.14	$12.07	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.05	$9.14	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	38,715	15,630	N/A	N/A	N/A	N/A	N/A	N/A
JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	$17.71	$31.20	$27.00	N/A	N/A	N/A	N/A	N/A
End of period	$24.15	$17.71	$31.20	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,894	19,635	7,553	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$6.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,569	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	$17.66	$30.27	$32.97	N/A	N/A	N/A	N/A	N/A
End of period	$23.49	$17.66	$30.27	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,333	23,712	7,474	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.60	$13.72	$13.49	N/A	N/A	N/A	N/A	N/A
End of period	$9.77	$6.60	$13.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	34,880	33,383	12,299	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.58	$10.71	$10.15	N/A	N/A	N/A	N/A	N/A
End of period	$8.11	$6.58	$10.71	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,332	-	11,446	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	$11.65	$19.36	$19.77	N/A	N/A	N/A	N/A	N/A
End of period	$15.38	$11.65	$19.36	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,780	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	$15.86	$26.04	$26.91	N/A	N/A	N/A	N/A	N/A
End of period	$21.20	$15.86	$26.04	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,044	12,880	6,868	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.28	$9.96	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.06	$6.28	$9.96	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	256,991	354,822	401,570	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.82	$9.93	$10.42	N/A	N/A	N/A	N/A	N/A
End of period	$7.51	$5.82	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	11,760	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	$7.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,506	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	$7.76	$11.76	$13.23	N/A	N/A	N/A	N/A	N/A
End of period	$10.22	$7.76	$11.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,695	6,763	6,147	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division495
Accumulation unit value:
Beginning of period	$19.33	$20.66	$19.58	$18.95	$18.72	$17.99	N/A	N/A
End of period	$21.77	$19.33	$20.66	$19.58	$18.95	$18.72	N/A	N/A
Accumulation units outstanding
at the end of period	47,315	53,363	54,801	57,499	46,555	12,694	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division1023
Accumulation unit value:
Beginning of period	$8.24	$13.07	$12.89	$11.77	N/A	N/A	N/A	N/A
End of period	$10.79	$8.24	$13.07	$12.89	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,157	42,853	37,289	4,261	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division815
Accumulation unit value:
Beginning of period	$9.68	$17.67	$16.00	$12.28	$10.34	N/A	N/A	N/A
End of period	$12.43	$9.68	$17.67	$16.00	$12.28	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	116,328	110,482	89,853	67,975	60,045	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	$14.27	$26.04	$25.71	N/A	N/A	N/A	N/A	N/A
End of period	$20.13	$14.27	$26.04	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,458	7,621	6,527	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division495
Accumulation unit value:
Beginning of period	$17.77	$16.91	$16.11	$15.81	$15.66	$15.47	N/A	N/A
End of period	$18.18	$17.77	$16.91	$16.11	$15.81	$15.66	N/A	N/A
Accumulation units outstanding
at the end of period	17,532	22,961	4,645	4,561	4,632	4,682	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1123
Accumulation unit value:
Beginning of period	$6.98	$14.16	$10.89	$8.97	N/A	N/A	N/A	N/A
End of period	$11.83	$6.98	$14.16	$10.89	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	37,920	42,112	42,458	16,978	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division815
Accumulation unit value:
Beginning of period	$12.15	$20.17	$20.99	$18.57	$16.55	N/A	N/A	N/A
End of period	$16.74	$12.15	$20.17	$20.99	$18.57	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,642	34,911	37,239	26,661	21,150	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division495
Accumulation unit value:
Beginning of period	$9.73	$16.06	$17.47	$15.16	$14.68	$13.46	N/A	N/A
End of period	$9.19	$9.73	$16.06	$17.47	$15.16	$14.68	N/A	N/A
Accumulation units outstanding
at the end of period	-	63,588	62,852	62,409	59,226	27,018	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division519

Accumulation unit value:
Beginning of period	$7.82	$12.24	$12.77	$11.53	$12.04	$10.13	N/A	N/A
End of period	$11.81	$7.82	$12.24	$12.77	$11.53	$12.04	N/A	N/A
Accumulation units outstanding
at the end of period	10,535	16,013	21,304	62,915	62,953	61,901	N/A	N/A

JNL/MCM Bond Index Division663

Accumulation unit value:
Beginning of period	$12.28	$12.01	$11.44	$11.18	$11.13	$11.11	N/A	N/A
End of period	$12.82	$12.28	$12.01	$11.44	$11.18	$11.13	N/A	N/A
Accumulation units outstanding
at the end of period	21,365	30,930	40,266	29,830	7,144	4,801	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division789
Accumulation unit value:
Beginning of period	$3.75	$6.30	$6.12	$4.56	$4.32	N/A	N/A	N/A
End of period	$4.65	$3.75	$6.30	$6.12	$4.56	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	24,351	34,643	28,794	29,966	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division789
Accumulation unit value:
Beginning of period	$7.27	$10.72	$11.80	$10.54	$10.59	N/A	N/A	N/A
End of period	$9.55	$7.27	$10.72	$11.80	$10.54	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	11,760	12,239	N/A	N/A	N/A

JNL/MCM Dow 10 Division519

Accumulation unit value:
Beginning of period	$6.10	$11.45	$11.49	$8.99	$9.66	$9.56	N/A	N/A
End of period	$6.97	$6.10	$11.45	$11.49	$8.99	$9.66	N/A	N/A
Accumulation units outstanding
at the end of period	62,958	81,345	89,221	122,293	110,011	72,869	N/A	N/A

JNL/MCM Dow Dividend Division1043

Accumulation unit value:
Beginning of period	$5.25	$10.51	$11.84	$10.09	N/A	N/A	N/A	N/A
End of period	$6.23	$5.25	$10.51	$11.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,410	35,742	63,640	55,896	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division1123
Accumulation unit value:
Beginning of period	$6.22	$10.13	$9.90	$8.79	N/A	N/A	N/A	N/A
End of period	$5.80	$6.22	$10.13	$9.90	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	58,194	72,816	28,316	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division789
Accumulation unit value:
Beginning of period	$5.93	$12.18	$14.94	$12.76	$11.62	N/A	N/A	N/A
End of period	$6.94	$5.93	$12.18	$14.94	$12.76	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	51,782	53,655	15,276	10,719	11,156	N/A	N/A	N/A

JNL/MCM Global 15 Division519

Accumulation unit value:
Beginning of period	$9.91	$19.52	$17.81	$12.88	$11.85	$10.33	N/A	N/A
End of period	$12.82	$9.91	$19.52	$17.81	$12.88	$11.85	N/A	N/A
Accumulation units outstanding
at the end of period	25,757	62,136	62,486	98,329	79,214	67,141	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division789
Accumulation unit value:
Beginning of period	$9.70	$12.80	$12.06	$11.50	$10.62	N/A	N/A	N/A
End of period	$11.57	$9.70	$12.80	$12.06	$11.50	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	44,489	44,591	24,926	35,721	24,420	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division495
Accumulation unit value:
Beginning of period	$11.57	$20.54	$18.86	$15.23	$13.62	$11.89	N/A	N/A
End of period	$14.76	$11.57	$20.54	$18.86	$15.23	$13.62	N/A	N/A
Accumulation units outstanding
at the end of period	51,421	68,010	75,134	110,390	92,607	52,049	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division976

Accumulation unit value:
Beginning of period	$7.92	$13.97	$13.96	$11.91	$11.95	N/A	N/A	N/A
End of period	$9.70	$7.92	$13.97	$13.96	$11.91	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	750,418	876,868	925,427	513,592	117,127	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.40	$12.03	$10.60	N/A	N/A	N/A	N/A	N/A
End of period	$8.70	$6.40	$12.03	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,336	22,220	81,189	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division963

Accumulation unit value:
Beginning of period	$7.41	$12.85	$10.93	$10.58	$10.78	N/A	N/A	N/A
End of period	$9.81	$7.41	$12.85	$10.93	$10.58	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,654	11,505	21,073	32,994	25,519	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	$6.17	$10.47	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.29	$6.17	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	7,838	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division789
Accumulation unit value:
Beginning of period	$23.02	$37.55	$28.13	$23.61	$20.77	N/A	N/A	N/A
End of period	$27.27	$23.02	$37.55	$28.13	$23.61	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,939	31,041	27,527	24,584	22,533	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division519

Accumulation unit value:
Beginning of period	$7.21	$14.52	$14.01	$13.57	$10.02	$8.74	N/A	N/A
End of period	$8.52	$7.21	$14.52	$14.01	$13.57	$10.02	N/A	N/A
Accumulation units outstanding
at the end of period	11,620	18,806	19,035	91,207	76,061	74,869	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division495
Accumulation unit value:
Beginning of period	$10.05	$16.33	$15.40	$14.23	$12.88	$11.51	N/A	N/A
End of period	$13.69	$10.05	$16.33	$15.40	$14.23	$12.88	N/A	N/A
Accumulation units outstanding
at the end of period	51,214	59,588	48,374	52,816	38,051	17,058	N/A	N/A

JNL/MCM S&P 500 Index Division495

Accumulation unit value:
Beginning of period	$7.84	$12.74	$12.31	$10.84	$10.53	$9.85	N/A	N/A
End of period	$9.74	$7.84	$12.74	$12.31	$10.84	$10.53	N/A	N/A
Accumulation units outstanding
at the end of period	71,817	56,165	62,459	70,291	49,566	22,983	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division519
Accumulation unit value:
Beginning of period	$11.23	$19.00	$21.50	$19.91	$18.52	$16.13	N/A	N/A
End of period	$11.63	$11.23	$19.00	$21.50	$19.91	$18.52	N/A	N/A
Accumulation units outstanding
at the end of period	7,152	10,347	10,472	51,013	41,049	40,323	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division495
Accumulation unit value:
Beginning of period	$9.76	$15.20	$15.74	$13.58	$13.20	$11.98	N/A	N/A
End of period	$12.26	$9.76	$15.20	$15.74	$13.58	$13.20	N/A	N/A
Accumulation units outstanding
at the end of period	86,534	56,222	57,154	72,497	38,088	16,480	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	$3.96	$7.09	$6.58	N/A	N/A	N/A	N/A	N/A
End of period	$6.40	$3.96	$7.09	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,731	20,022	16,403	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division999

Accumulation unit value:
Beginning of period	$9.31	$17.96	$15.23	$16.17	N/A	N/A	N/A	N/A
End of period	$10.53	$9.31	$17.96	$15.23	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,750	24,070	42,322	79,126	N/A	N/A	N/A	N/A

JNL/MCM VIP Division963

Accumulation unit value:
Beginning of period	$8.19	$14.51	$13.28	$12.00	$11.93	N/A	N/A	N/A
End of period	$10.02	$8.19	$14.51	$13.28	$12.00	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,894	8,316	17,623	22,211	11,529	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	$9.00	$15.43	$14.90	N/A	N/A	N/A	N/A	N/A
End of period	$12.38	$9.00	$15.43	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,272	10,039	12,531	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	$7.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,079	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.40	$11.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.03	$10.40	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	57,557	54,135	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division495
Accumulation unit value:
Beginning of period	$15.28	$15.42	$14.44	$14.15	$14.02	$13.76	N/A	N/A
End of period	$17.40	$15.28	$15.42	$14.44	$14.15	$14.02	N/A	N/A
Accumulation units outstanding
at the end of period	106,211	53,498	24,560	5,094	5,179	5,268	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.57	$14.01	$14.36	$13.17	$13.13	$12.76	N/A	N/A
End of period	$13.82	$9.57	$14.01	$14.36	$13.17	$13.13	N/A	N/A
Accumulation units outstanding
at the end of period	64,194	38,154	17,255	21,012	20,778	19,988	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division552
Accumulation unit value:
Beginning of period	$11.15	$21.41	$22.99	$20.62	$19.92	$19.06	N/A	N/A
End of period	$15.90	$11.15	$21.41	$22.99	$20.62	$19.92	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	30,614	30,120	27,468	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	$8.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	634	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.69	$9.39	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.37	$6.69	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	59,032	44,502	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$7.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,615	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.65	$9.90	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.96	$7.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,773	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division674
Accumulation unit value:
Beginning of period	$10.04	$16.72	$15.52	$13.62	$12.72	$11.69	N/A	N/A
End of period	$12.98	$10.04	$16.72	$15.52	$13.62	$12.72	N/A	N/A
Accumulation units outstanding
at the end of period	72,818	82,574	74,071	65,200	65,566	44,728	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	$10.02	$11.18	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.23	$10.02	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,243	60,205	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division801
Accumulation unit value:
Beginning of period	$10.58	$16.58	$15.46	$13.73	$12.59	N/A	N/A	N/A
End of period	$13.36	$10.58	$16.58	$15.46	$13.73	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	391,902	439,763	465,663	298,657	158,153	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	$9.79	$12.60	$11.97	N/A	N/A	N/A	N/A	N/A
End of period	$11.46	$9.79	$12.60	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	39,939	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division789
Accumulation unit value:
Beginning of period	$11.27	$15.75	$14.70	$13.28	$12.47	N/A	N/A	N/A
End of period	$13.72	$11.27	$15.75	$14.70	$13.28	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	21,703	84,553	51,952	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$9.03	$10.70	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.16	$9.03	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,035	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.39	$9.11	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.00	$6.39	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,991	11,991	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division495

Accumulation unit value:
Beginning of period	$22.36	$28.59	$26.96	$24.04	$23.14	$21.47	N/A	N/A
End of period	$26.40	$22.36	$28.59	$26.96	$24.04	$23.14	N/A	N/A
Accumulation units outstanding
at the end of period	88,127	88,200	61,716	53,784	53,101	10,125	N/A	N/A

JNL/Select Money Market
Division1092
Accumulation unit value:
Beginning of period	$13.38	$13.27	$12.85	$12.61	N/A	N/A	N/A	N/A
End of period	$13.22	$13.38	$13.27	$12.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	92,705	293,347	63,549	45,422	N/A	N/A	N/A	N/A

JNL/Select Value Division495

Accumulation unit value:
Beginning of period	$14.66	$22.30	$20.96	$17.57	$16.46	$14.77	N/A	N/A
End of period	$17.94	$14.66	$22.30	$20.96	$17.57	$16.46	N/A	N/A
Accumulation units outstanding
at the end of period	48,201	47,666	14,926	19,684	18,498	11,774	N/A	N/A

JNL/T.Rowe Price Established
Growth Division815
Accumulation unit value:
Beginning of period	$18.64	$33.05	$30.42	$27.12	$24.20	N/A	N/A	N/A
End of period	$26.38	$18.64	$33.05	$30.42	$27.12	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	115,088	103,893	47,874	36,969	36,612	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division815
Accumulation unit value:
Beginning of period	$27.02	$46.14	$39.90	$37.86	$32.04	N/A	N/A	N/A
End of period	$39.14	$27.02	$46.14	$39.90	$37.86	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,963	35,000	17,121	14,063	9,314	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division1084
Accumulation unit value:
Beginning of period	$9.80	$10.57	$10.22	$10.01	N/A	N/A	N/A	N/A
End of period	$10.41	$9.80	$10.57	$10.22	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,201	-	-	-	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division

Accumulation unit value:
Beginning of period	$9.60	$16.35	$16.95	N/A	N/A	N/A	N/A	N/A
End of period	$12.99	$9.60	$16.35	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	49,646	50,156	23,656	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.395%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division567
Accumulation unit value:
Beginning of period	$17.55	$30.10	$27.82	$26.97	$26.13	$25.00	N/A	N/A
End of period	$23.33	$17.55	$30.10	$27.82	$26.97	$26.13	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	67,877	68,159	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division1221
Accumulation unit value:
Beginning of period	$9.99	$16.64	$15.46	$15.52	N/A	N/A	N/A	N/A
End of period	$12.91	$9.99	$16.64	$15.46	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	203,546	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division819
Accumulation unit value:
Beginning of period	$18.52	$32.86	$30.27	$26.99	$23.98	N/A	N/A	N/A
End of period	$26.21	$18.52	$32.86	$30.27	$26.99	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	66,717	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.40%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2040
Accumulation unit value:
Beginning of period	$10.82	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.60	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	30,609	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2045
Accumulation unit value:
Beginning of period	$11.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.10	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	86,568	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2027
Accumulation unit value:
Beginning of period	$10.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,490	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2088
Accumulation unit value:
Beginning of period	$12.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,117	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division821
Accumulation unit value:
Beginning of period	$8.28	$13.06	$15.59	$11.59	$10.00	N/A	N/A	N/A
End of period	$10.83	$8.28	$13.06	$15.59	$11.59	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	77,264	70,478	59,167	86,366	20,672	N/A	N/A	N/A

JNL/AIM International
Growth Division61
Accumulation unit value:
Beginning of period	$11.22	$19.26	$17.79	$14.72	$13.48	$11.75	$9.27	$11.15
End of period	$15.15	$11.22	$19.26	$17.79	$14.72	$13.48	$11.75	$9.27
Accumulation units outstanding
at the end of period	79,373	66,996	91,049	64,645	75,732	77,940	135,870	73,013

JNL/AIM Large Cap Growth
Division57
Accumulation unit value:
Beginning of period	$8.83	$14.36	$12.58	$11.83	$11.19	$10.31	$8.04	$10.21
End of period	$10.82	$8.83	$14.36	$12.58	$11.83	$11.19	$10.31	$8.04
Accumulation units outstanding
at the end of period	195,353	192,290	215,716	188,312	213,760	246,101	148,810	31,732

JNL/AIM Small Cap Growth
Division57
Accumulation unit value:
Beginning of period	$9.40	$15.81	$14.40	$12.75	$11.93	$11.32	$8.29	$10.46
End of period	$12.49	$9.40	$15.81	$14.40	$12.75	$11.93	$11.32	$8.29
Accumulation units outstanding
at the end of period	91,156	77,969	97,457	103,344	127,074	141,506	147,033	51,311

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division61
Accumulation unit value:
Beginning of period	$9.10	$12.87	$12.09	$11.07	$10.19	$9.45	$8.42	$9.14
End of period	$10.99	$9.10	$12.87	$12.09	$11.07	$10.19	$9.45	$8.42
Accumulation units outstanding
at the end of period	312,294	366,077	403,187	329,368	338,031	331,575	298,158	79,128

JNL/Capital Guardian
Global Diversified Research Division697
Accumulation unit value:
Beginning of period	$17.58	$31.00	$26.06	$23.32	$23.21	$21.97	N/A	N/A
End of period	$23.97	$17.58	$31.00	$26.06	$23.32	$23.21	N/A	N/A
Accumulation units outstanding
at the end of period	21,605	17,553	7,604	1,696	851	458	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1464
Accumulation unit value:
Beginning of period	$4.48	$9.86	$9.49	N/A	N/A	N/A	N/A	N/A
End of period	$6.74	$4.48	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	43,948	4,661	5,267	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division58
Accumulation unit value:
Beginning of period	$17.54	$30.08	$27.81	$26.95	$26.11	$23.72	$17.75	$22.91
End of period	$23.32	$17.54	$30.08	$27.81	$26.95	$26.11	$23.72	$17.75
Accumulation units outstanding
at the end of period	52,313	43,462	40,586	33,710	36,843	55,817	40,737	23,094

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.60	$13.72	$10.10	N/A	N/A	N/A	N/A	N/A
End of period	$9.75	$6.60	$13.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	213,760	58,394	100,803	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.58	$10.71	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$8.10	$6.58	$10.71	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,532	28,103	4,562	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division66

Accumulation unit value:
Beginning of period	$11.57	$19.25	$19.41	$17.52	$17.19	$16.39	$13.35	$17.38
End of period	$15.27	$11.57	$19.25	$19.41	$17.52	$17.19	$16.39	$13.35
Accumulation units outstanding
at the end of period	141,254	118,898	118,498	103,365	109,826	133,947	117,070	45,251

JNL/Eagle SmallCap Equity
Division66
Accumulation unit value:
Beginning of period	$15.76	$25.90	$23.43	$19.79	$19.57	$16.71	$12.11	$16.15
End of period	$21.06	$15.76	$25.90	$23.43	$19.79	$19.57	$16.71	$12.11
Accumulation units outstanding
at the end of period	88,139	74,456	69,589	70,546	65,292	79,061	72,387	48,295

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.27	$9.96	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$8.05	$6.27	$9.96	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	634,017	222,268	232,615	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.81	$9.93	$10.05	N/A	N/A	N/A	N/A	N/A
End of period	$7.50	$5.81	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,741	12,556	11,733	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1073
Accumulation unit value:
Beginning of period	$7.57	$10.92	$10.88	$9.89	N/A	N/A	N/A	N/A
End of period	$9.92	$7.57	$10.92	$10.88	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	147,453	68,112	56,553	17,993	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.05	$9.89	$10.10	N/A	N/A	N/A	N/A	N/A
End of period	$7.57	$6.05	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	55,546	43,744	23,031	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division826
Accumulation unit value:
Beginning of period	$7.74	$11.74	$12.69	$10.93	$10.07	N/A	N/A	N/A
End of period	$10.20	$7.74	$11.74	$12.69	$10.93	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	58,726	32,126	30,171	29,844	21,369	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division89
Accumulation unit value:
Beginning of period	$19.20	$20.53	$19.46	$18.85	$18.63	$17.67	$15.78	$15.11
End of period	$21.61	$19.20	$20.53	$19.46	$18.85	$18.63	$17.67	$15.78
Accumulation units outstanding
at the end of period	135,703	139,456	153,612	269,251	146,642	136,592	110,447	40,592

JNL/Goldman Sachs Emerging
Markets Debt Division1907
Accumulation unit value:
Beginning of period	$9.65	$9.76	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.70	$9.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,233	236	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division828
Accumulation unit value:
Beginning of period	$8.23	$13.05	$12.88	$11.28	$10.00	N/A	N/A	N/A
End of period	$10.76	$8.23	$13.05	$12.88	$11.28	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	40,514	26,239	15,331	16,718	5,308	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2165
Accumulation unit value:
Beginning of period	$10.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	92,396	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division218
Accumulation unit value:
Beginning of period	$9.62	$17.58	$15.93	$12.24	$10.47	$8.66	$6.30	$6.25
End of period	$12.35	$9.62	$17.58	$15.93	$12.24	$10.47	$8.66	$6.30
Accumulation units outstanding
at the end of period	233,627	211,822	236,608	245,629	216,257	219,805	108,850	2,171

JNL/JPMorgan MidCap
Growth Division61
Accumulation unit value:
Beginning of period	$14.17	$25.87	$24.30	$21.99	$21.01	$18.06	$13.50	$16.84
End of period	$19.98	$14.17	$25.87	$24.30	$21.99	$21.01	$18.06	$13.50
Accumulation units outstanding
at the end of period	42,488	29,102	27,892	16,569	18,641	33,878	20,470	22,402

JNL/JPMorgan U.S. Government
& Quality Bond Division61
Accumulation unit value:
Beginning of period	$17.65	$16.80	$16.02	$15.73	$15.58	$15.22	$15.25	$14.12
End of period	$18.05	$17.65	$16.80	$16.02	$15.73	$15.58	$15.22	$15.25
Accumulation units outstanding
at the end of period	190,182	247,050	146,231	184,285	186,148	225,944	252,767	200,425

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1079
Accumulation unit value:
Beginning of period	$6.97	$14.15	$10.89	$8.93	N/A	N/A	N/A	N/A
End of period	$11.81	$6.97	$14.15	$10.89	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	207,575	262,309	96,951	9,320	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division57
Accumulation unit value:
Beginning of period	$12.08	$20.07	$20.90	$18.50	$17.24	$14.02	$11.03	$12.91
End of period	$16.64	$12.08	$20.07	$20.90	$18.50	$17.24	$14.02	$11.03
Accumulation units outstanding
at the end of period	179,945	183,532	215,395	244,978	269,893	272,385	206,801	70,519

JNL/Lazard Small Cap
Equity Division57
Accumulation unit value:
Beginning of period	$9.68	$15.98	$17.39	$15.10	$14.63	$12.86	$9.40	$11.15
End of period	$9.14	$9.68	$15.98	$17.39	$15.10	$14.63	$12.86	$9.40
Accumulation units outstanding
at the end of period	-	153,581	179,556	185,096	223,205	229,972	216,230	72,723

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$10.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,948	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$9.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	159	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1383
Accumulation unit value:
Beginning of period	$6.18	$9.83	$9.75	N/A	N/A	N/A	N/A	N/A
End of period	$7.59	$6.18	$9.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,848	77,323	15,383	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division125

Accumulation unit value:
Beginning of period	$7.79	$12.19	$12.72	$11.50	$12.01	$9.99	$7.63	$9.54
End of period	$11.74	$7.79	$12.19	$12.72	$11.50	$12.01	$9.99	$7.63
Accumulation units outstanding
at the end of period	538,947	599,569	709,223	808,745	850,572	874,067	537,790	125,186
JNL/MCM Bond Index Division55

Accumulation unit value:
Beginning of period	$12.24	$11.97	$11.41	$11.16	$11.11	$10.87	$10.71	$9.97
End of period	$12.77	$12.24	$11.97	$11.41	$11.16	$11.11	$10.87	$10.71
Accumulation units outstanding
at the end of period	189,019	223,529	249,861	285,516	234,094	264,142	213,441	66,903

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division482
Accumulation unit value:
Beginning of period	$3.74	$6.28	$6.10	$4.55	$4.57	$3.93	$3.79	N/A
End of period	$4.63	$3.74	$6.28	$6.10	$4.55	$4.57	$3.93	N/A
Accumulation units outstanding
at the end of period	24,520	10,385	74,848	101,451	9,515	28,114	1,597	N/A

JNL/MCM Consumer Brands
Sector Division508
Accumulation unit value:
Beginning of period	$7.23	$10.68	$11.75	$10.51	$10.92	$9.98	N/A	N/A
End of period	$9.50	$7.23	$10.68	$11.75	$10.51	$10.92	N/A	N/A
Accumulation units outstanding
at the end of period	18,833	16,523	10,730	14,684	19,871	16,521	N/A	N/A

JNL/MCM Dow 10 Division66

Accumulation unit value:
Beginning of period	$6.07	$11.40	$11.45	$8.96	$9.63	$9.49	$7.66	$9.45
End of period	$6.93	$6.07	$11.40	$11.45	$8.96	$9.63	$9.49	$7.66
Accumulation units outstanding
at the end of period	875,226	870,275	999,492	1,158,913	1,115,498	1,156,949	735,433	217,395

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.24	$10.50	$11.83	$10.00	N/A	N/A	N/A	N/A
End of period	$6.22	$5.24	$10.50	$11.83	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	114,120	130,053	232,005	172,912	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division82
Accumulation unit value:
Beginning of period	$6.19	$10.09	$9.86	$8.56	$8.32	$7.59	$5.96	$7.90
End of period	$5.77	$6.19	$10.09	$9.86	$8.56	$8.32	$7.59	$5.96
Accumulation units outstanding
at the end of period	-	152,226	189,455	180,159	195,434	250,867	234,513	69,803

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$7.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	215	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division477
Accumulation unit value:
Beginning of period	$5.91	$12.13	$14.89	$12.72	$12.16	$10.87	$10.53	N/A
End of period	$6.91	$5.91	$12.13	$14.89	$12.72	$12.16	$10.87	N/A
Accumulation units outstanding
at the end of period	44,130	17,775	17,401	42,730	26,792	28,445	-	N/A

JNL/MCM Global 15 Division125

Accumulation unit value:
Beginning of period	$9.87	$19.44	$17.74	$12.84	$11.82	$9.35	$7.12	$8.69
End of period	$12.75	$9.87	$19.44	$17.74	$12.84	$11.82	$9.35	$7.12
Accumulation units outstanding
at the end of period	545,783	561,775	697,963	784,512	832,182	830,965	505,279	97,239

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2182

Accumulation unit value:
Beginning of period	$9.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	547	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division505
Accumulation unit value:
Beginning of period	$9.65	$12.75	$12.02	$11.47	$10.81	$10.95	N/A	N/A
End of period	$11.51	$9.65	$12.75	$12.02	$11.47	$10.81	N/A	N/A
Accumulation units outstanding
at the end of period	45,793	54,850	51,097	40,730	43,946	51,026	N/A	N/A

JNL/MCM Index 5 Division1307

Accumulation unit value:
Beginning of period	$6.85	$9.91	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$8.46	$6.85	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,629	6,696	8,867	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division51
Accumulation unit value:
Beginning of period	$11.53	$20.48	$18.82	$15.20	$13.60	$11.54	$8.52	$9.62
End of period	$14.70	$11.53	$20.48	$18.82	$15.20	$13.60	$11.54	$8.52
Accumulation units outstanding
at the end of period	242,553	250,628	306,233	356,996	348,299	402,937	292,306	55,369

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division683

Accumulation unit value:
Beginning of period	$7.91	$13.95	$13.95	$11.90	$10.91	$9.71	N/A	N/A
End of period	$9.68	$7.91	$13.95	$13.95	$11.90	$10.91	N/A	N/A
Accumulation units outstanding
at the end of period	991,949	1,066,393	1,087,871	1,064,183	881,290	276,614	N/A	N/A

JNL/MCM JNL Optimized
5 Division1072
Accumulation unit value:
Beginning of period	$6.39	$12.02	$10.73	$9.52	N/A	N/A	N/A	N/A
End of period	$8.68	$6.39	$12.02	$10.73	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	105,332	120,845	104,929	9,180	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division683

Accumulation unit value:
Beginning of period	$7.40	$12.82	$10.92	$10.58	$10.83	$9.81	N/A	N/A
End of period	$9.78	$7.40	$12.82	$10.92	$10.58	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	61,780	55,619	63,170	74,254	72,435	57,028	N/A	N/A

JNL/MCM NYSE International
25 Division1348
Accumulation unit value:
Beginning of period	$6.17	$11.57	$10.68	N/A	N/A	N/A	N/A	N/A
End of period	$8.28	$6.17	$11.57	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,086	15,719	31,250	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division477
Accumulation unit value:
Beginning of period	$22.91	$37.39	$28.03	$23.53	$17.45	$13.27	$12.71	N/A
End of period	$27.13	$22.91	$37.39	$28.03	$23.53	$17.45	$13.27	N/A
Accumulation units outstanding
at the end of period	85,016	54,547	85,536	58,584	67,478	64,155	695	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$10.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	705	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division125

Accumulation unit value:
Beginning of period	$7.18	$14.46	$13.96	$13.52	$9.99	$8.61	$7.34	$9.90
End of period	$8.48	$7.18	$14.46	$13.96	$13.52	$9.99	$8.61	$7.34
Accumulation units outstanding
at the end of period	606,404	611,008	681,125	763,378	820,781	878,278	597,534	119,934

JNL/MCM S&P 24 Division1147

Accumulation unit value:
Beginning of period	$7.18	$10.82	$10.20	$9.89	N/A	N/A	N/A	N/A
End of period	$8.41	$7.18	$10.82	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,110	6,038	30,590	484	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division51
Accumulation unit value:
Beginning of period	$10.02	$16.28	$15.37	$14.20	$12.86	$11.27	$8.49	$9.88
End of period	$13.64	$10.02	$16.28	$15.37	$14.20	$12.86	$11.27	$8.49
Accumulation units outstanding
at the end of period	259,699	305,938	315,562	341,080	378,441	462,927	324,875	63,727

JNL/MCM S&P 500 Index Division51

Accumulation unit value:
Beginning of period	$7.81	$12.70	$12.28	$10.82	$10.51	$9.69	$7.69	$9.61
End of period	$9.70	$7.81	$12.70	$12.28	$10.82	$10.51	$9.69	$7.69
Accumulation units outstanding
at the end of period	693,247	579,313	589,224	664,736	732,015	844,006	607,511	180,736

JNL/MCM S&P SMid 60 Division1348

Accumulation unit value:
Beginning of period	$6.09	$8.85	$10.23	N/A	N/A	N/A	N/A	N/A
End of period	$9.70	$6.09	$8.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	37,114	15,565	33,520	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division115
Accumulation unit value:
Beginning of period	$11.18	$18.92	$21.42	$19.84	$18.48	$16.64	$11.40	$15.43
End of period	$11.57	$11.18	$18.92	$21.42	$19.84	$18.48	$16.64	$11.40
Accumulation units outstanding
at the end of period	352,664	350,262	390,319	449,767	474,175	501,936	345,956	66,919

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division51
Accumulation unit value:
Beginning of period	$9.72	$15.15	$15.70	$13.55	$13.18	$11.39	$7.91	$9.66
End of period	$12.21	$9.72	$15.15	$15.70	$13.55	$13.18	$11.39	$7.91
Accumulation units outstanding
at the end of period	400,873	223,189	251,174	295,350	337,472	413,338	286,912	66,645

JNL/MCM Technology Sector
Division499
Accumulation unit value:
Beginning of period	$3.94	$7.06	$6.25	$5.80	$5.74	$6.23	N/A	N/A
End of period	$6.37	$3.94	$7.06	$6.25	$5.80	$5.74	N/A	N/A
Accumulation units outstanding
at the end of period	136,700	32,555	41,883	31,772	37,228	55,683	N/A	N/A

JNL/MCM Value Line 30 Division683

Accumulation unit value:
Beginning of period	$9.29	$17.93	$15.22	$15.65	$11.43	$9.52	N/A	N/A
End of period	$10.51	$9.29	$17.93	$15.22	$15.65	$11.43	N/A	N/A
Accumulation units outstanding
at the end of period	244,003	267,001	333,940	377,585	409,760	116,815	N/A	N/A

JNL/MCM VIP Division683

Accumulation unit value:
Beginning of period	$8.17	$14.49	$13.27	$11.99	$11.08	$9.75	N/A	N/A
End of period	$9.99	$8.17	$14.49	$13.27	$11.99	$11.08	N/A	N/A
Accumulation units outstanding
at the end of period	80,097	94,448	71,755	148,533	138,025	21,527	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division57
Accumulation unit value:
Beginning of period	$8.97	$15.38	$14.67	$12.72	$11.34	$9.75	$7.03	$8.68
End of period	$12.33	$8.97	$15.38	$14.67	$12.72	$11.34	$9.75	$7.03
Accumulation units outstanding
at the end of period	300,222	260,041	282,263	327,242	336,341	385,653	231,677	119,483

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	$4.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	51,214	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1778

Accumulation unit value:
Beginning of period	$4.17	$7.86	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	$4.17	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	134,391	17,987	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.39	$10.94	$10.03	N/A	N/A	N/A	N/A	N/A
End of period	$12.01	$10.39	$10.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	296,694	257,057	57,955	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division57
Accumulation unit value:
Beginning of period	$15.19	$15.35	$14.38	$14.09	$13.97	$13.56	$13.12	$12.45
End of period	$17.30	$15.19	$15.35	$14.38	$14.09	$13.97	$13.56	$13.12
Accumulation units outstanding
at the end of period	688,331	627,169	589,178	539,052	509,573	501,066	446,565	184,175

JNL/PPM America Core
Equity Division57
Accumulation unit value:
Beginning of period	$13.03	$22.22	$24.29	$21.66	$20.19	$18.12	$14.44	$17.55
End of period	$16.24	$13.03	$22.22	$24.29	$21.66	$20.19	$18.12	$14.44
Accumulation units outstanding
at the end of period	-	8,982	10,784	12,282	15,083	13,531	16,293	5,683

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.52	$13.94	$14.30	$13.12	$13.08	$12.71	N/A	N/A
End of period	$13.73	$9.52	$13.94	$14.30	$13.12	$13.08	N/A	N/A
Accumulation units outstanding
at the end of period	327,304	223,606	295,940	312,688	354,723	410,250	N/A	N/A

JNL/PPM America Mid
Cap Value Division1795
Accumulation unit value:
Beginning of period	$5.64	$10.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.20	$5.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	846	163	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1817
Accumulation unit value:
Beginning of period	$6.25	$10.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.26	$6.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	588	5,948	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division57
Accumulation unit value:
Beginning of period	$11.07	$21.27	$22.86	$20.51	$19.83	$18.32	$14.92	$17.80
End of period	$15.79	$11.07	$21.27	$22.86	$20.51	$19.83	$18.32	$14.92
Accumulation units outstanding
at the end of period	83,950	83,748	88,245	103,247	126,644	130,988	115,109	27,589

JNL/Red Rocks Listed
Private Equity Division1907
Accumulation unit value:
Beginning of period	$5.92	$8.53	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.20	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	32,597	927	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.69	$8.88	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.36	$6.69	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	100,863	43,304	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.90	$9.27	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.82	$6.90	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	38,644	3,635	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,513	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.64	$9.63	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.94	$7.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	31,077	24,180	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.77	$10.46	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.20	$6.77	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,276	473	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.13	$9.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.68	$7.13	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,552	22,588	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.27	$9.26	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.71	$6.27	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	41,392	6,848	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division52
Accumulation unit value:
Beginning of period	$9.98	$16.64	$15.46	$13.56	$12.68	$11.42	$9.13	$10.97
End of period	$12.90	$9.98	$16.64	$15.46	$13.56	$12.68	$11.42	$9.13
Accumulation units outstanding
at the end of period	979,150	982,198	1,062,687	1,188,578	1,308,090	1,399,460	498,980	230,240

JNL/S&P Managed Conservative
Division853
Accumulation unit value:
Beginning of period	$10.00	$11.76	$11.22	$10.55	$10.41	N/A	N/A	N/A
End of period	$11.20	$10.00	$11.76	$11.22	$10.55	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	115,688	68,994	13,159	16,176	885	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division52

Accumulation unit value:
Beginning of period	$10.52	$16.50	$15.40	$13.68	$12.91	$11.75	$9.79	$11.08
End of period	$13.28	$10.52	$16.50	$15.40	$13.68	$12.91	$11.75	$9.79
Accumulation units outstanding
at the end of period	1,596,141	1,474,262	1,528,183	1,724,229	1,972,227	2,148,491	1,989,280	753,526

JNL/S&P Managed Moderate
Division705
Accumulation unit value:
Beginning of period	$9.77	$12.58	$11.84	$10.88	$10.50	$10.28	N/A	N/A
End of period	$11.43	$9.77	$12.58	$11.84	$10.88	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	287,543	64,818	41,535	12,466	9,736	4,690	N/A	N/A

JNL/S&P Managed Moderate
Growth Division52
Accumulation unit value:
Beginning of period	$11.21	$15.68	$14.63	$13.23	$12.61	$11.67	$10.05	$10.94
End of period	$13.64	$11.21	$15.68	$14.63	$13.23	$12.61	$11.67	$10.05
Accumulation units outstanding
at the end of period	1,255,081	911,155	1,025,596	1,042,725	1,157,423	1,125,083	974,917	253,103

JNL/S&P Retirement 2015
Division1017
Accumulation unit value:
Beginning of period	$8.05	$11.69	$10.85	$10.12	N/A	N/A	N/A	N/A
End of period	$9.50	$8.05	$11.69	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,216	16,151	3,726	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	$7.80	$11.85	$11.97	N/A	N/A	N/A	N/A	N/A
End of period	$9.31	$7.80	$11.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,762	3,309	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1208
Accumulation unit value:
Beginning of period	$7.61	$12.00	$11.05	$11.01	N/A	N/A	N/A	N/A
End of period	$9.18	$7.61	$12.00	$11.05	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,266	1,268	1,025	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$9.02	$11.17	$11.00	N/A	N/A	N/A	N/A	N/A
End of period	$10.14	$9.02	$11.17	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	18,275	17,600	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.38	$9.67	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.99	$6.38	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,078	1,665	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division61

Accumulation unit value:
Beginning of period	$22.21	$28.41	$26.80	$23.91	$23.03	$21.06	$17.57	$18.40
End of period	$26.21	$22.21	$28.41	$26.80	$23.91	$23.03	$21.06	$17.57
Accumulation units outstanding
at the end of period	288,603	295,831	338,587	362,763	378,265	406,653	362,291	114,414

JNL/Select Money Market
Division42
Accumulation unit value:
Beginning of period	$13.29	$13.19	$12.77	$12.39	$12.24	$12.31	$12.43	$12.47
End of period	$13.13	$13.29	$13.19	$12.77	$12.39	$12.24	$12.31	$12.43
Accumulation units outstanding
at the end of period	368,444	662,418	318,581	157,603	71,100	101,980	104,593	126,368

JNL/Select Value Division236

Accumulation unit value:
Beginning of period	$14.62	$22.24	$20.91	$17.54	$16.45	$14.53	$10.93	$11.45
End of period	$17.87	$14.62	$22.24	$20.91	$17.54	$16.45	$14.53	$10.93
Accumulation units outstanding
at the end of period	102,682	116,040	100,268	109,455	67,113	80,547	67,707	4,144

JNL/T.Rowe Price Established
Growth Division57
Accumulation unit value:
Beginning of period	$18.51	$32.84	$30.25	$26.98	$25.79	$23.80	$18.49	$22.60
End of period	$26.19	$18.51	$32.84	$30.25	$26.98	$25.79	$23.80	$18.49
Accumulation units outstanding
at the end of period	293,252	282,261	276,349	214,238	232,663	220,503	173,299	73,513

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division57
Accumulation unit value:
Beginning of period	$26.83	$45.85	$39.67	$37.67	$33.48	$28.76	$21.04	$25.29
End of period	$38.85	$26.83	$45.85	$39.67	$37.67	$33.48	$28.76	$21.04
Accumulation units outstanding
at the end of period	129,388	111,605	121,404	116,921	134,301	149,051	110,294	37,653

JNL/T.Rowe Price Short-Term
Bond Division1068
Accumulation unit value:
Beginning of period	$9.79	$10.56	$10.21	$10.00	N/A	N/A	N/A	N/A
End of period	$10.39	$9.79	$10.56	$10.21	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	57,560	151,500	27,190	16,839	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division57

Accumulation unit value:
Beginning of period	$9.56	$16.29	$16.38	$13.84	$13.22	$11.64	$9.09	$10.60
End of period	$12.92	$9.56	$16.29	$16.38	$13.84	$13.22	$11.64	$9.09
Accumulation units outstanding
at the end of period	483,280	435,034	463,446	551,172	597,134	635,682	493,499	212,633

Accumulation Unit Values
Contract with Endorsements - 1.42%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division1111
Accumulation unit value:
Beginning of period	$9.09	$12.85	$12.07	$11.02	N/A	N/A	N/A	N/A
End of period	$10.97	$9.09	$12.85	$12.07	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,004	12,505	12,505	13,193	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.27	$9.95	$10.10	N/A	N/A	N/A	N/A	N/A
End of period	$8.04	$6.27	$9.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,082	12,199	4,949	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division577
Accumulation unit value:
Beginning of period	$19.15	$20.48	$19.42	$18.81	$18.59	$17.21	N/A	N/A
End of period	$21.55	$19.15	$20.48	$19.42	$18.81	$18.59	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	3,700	3,700	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division1208
Accumulation unit value:
Beginning of period	$9.60	$17.55	$15.90	$15.42	N/A	N/A	N/A	N/A
End of period	$12.32	$9.60	$17.55	$15.90	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,938	4,938	5,209	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.97	$14.15	$12.73	N/A	N/A	N/A	N/A	N/A
End of period	$11.80	$6.97	$14.15	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	507	1,964	1,964	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division577

Accumulation unit value:
Beginning of period	$7.77	$12.17	$12.71	$11.48	$12.00	$9.93	N/A	N/A
End of period	$11.72	$7.77	$12.17	$12.71	$11.48	$12.00	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	5,969	6,298	6,305	6,305	N/A	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division577

Accumulation unit value:
Beginning of period	$6.06	$11.38	$11.43	$8.95	$9.62	$8.91	N/A	N/A
End of period	$6.92	$6.06	$11.38	$11.43	$8.95	$9.62	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	7,012	N/A	N/A

JNL/MCM Dow Dividend Division1153

Accumulation unit value:
Beginning of period	$5.24	$10.49	$11.83	$10.97	N/A	N/A	N/A	N/A
End of period	$6.21	$5.24	$10.49	$11.83	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division1153
Accumulation unit value:
Beginning of period	$6.17	$10.07	$9.84	$9.06	N/A	N/A	N/A	N/A
End of period	$5.76	$6.17	$10.07	$9.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	15,599	16,457	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division577

Accumulation unit value:
Beginning of period	$9.85	$19.40	$17.71	$12.82	$11.80	$9.22	N/A	N/A
End of period	$12.73	$9.85	$19.40	$17.71	$12.82	$11.80	N/A	N/A
Accumulation units outstanding
at the end of period	-	5,170	5,170	9,453	6,756	6,756	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division1208
Accumulation unit value:
Beginning of period	$9.63	$12.72	$12.00	$11.87	N/A	N/A	N/A	N/A
End of period	$11.49	$9.63	$12.72	$12.00	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	6,413	6,413	6,765	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	$6.85	$9.66	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.45	$6.85	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,641	15,905	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division577
Accumulation unit value:
Beginning of period	$11.51	$20.46	$18.80	$15.18	$13.59	$11.30	N/A	N/A
End of period	$14.67	$11.51	$20.46	$18.80	$15.18	$13.59	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,152	4,152	4,380	11,040	11,040	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division1369
Accumulation unit value:
Beginning of period	$6.17	$11.57	$10.38	N/A	N/A	N/A	N/A	N/A
End of period	$8.27	$6.17	$11.57	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,816	4,816	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division1208
Accumulation unit value:
Beginning of period	$22.86	$37.32	$27.98	$28.88	N/A	N/A	N/A	N/A
End of period	$27.07	$22.86	$37.32	$27.98	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,879	1,879	2,781	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division577

Accumulation unit value:
Beginning of period	$7.17	$14.43	$13.94	$13.51	$9.98	$8.20	N/A	N/A
End of period	$8.46	$7.17	$14.43	$13.94	$13.51	$9.98	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	7,726	7,726	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division577
Accumulation unit value:
Beginning of period	$10.01	$16.26	$15.35	$14.19	$12.86	$11.10	N/A	N/A
End of period	$13.62	$10.01	$16.26	$15.35	$14.19	$12.86	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	9,739	10,274	11,304	11,304	N/A	N/A

JNL/MCM S&P 500 Index Division577

Accumulation unit value:
Beginning of period	$7.80	$12.68	$12.27	$10.81	$10.51	$9.53	N/A	N/A
End of period	$9.69	$7.80	$12.68	$12.27	$10.81	$10.51	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	6,661	6,661	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division842
Accumulation unit value:
Beginning of period	$11.16	$18.88	$21.39	$19.81	$17.93	N/A	N/A	N/A
End of period	$11.54	$11.16	$18.88	$21.39	$19.81	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	3,968	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division577
Accumulation unit value:
Beginning of period	$9.71	$15.13	$15.68	$13.54	$13.18	$11.19	N/A	N/A
End of period	$12.19	$9.71	$15.13	$15.68	$13.54	$13.18	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	5,642	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division842

Accumulation unit value:
Beginning of period	$9.28	$17.92	$15.21	$15.64	$12.60	N/A	N/A	N/A
End of period	$10.50	$9.28	$17.92	$15.21	$15.64	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	5,173	N/A	N/A	N/A

JNL/MCM VIP Division1111

Accumulation unit value:
Beginning of period	$8.17	$14.48	$13.26	$11.44	N/A	N/A	N/A	N/A
End of period	$9.98	$8.17	$14.48	$13.26	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,145	5,672	5,672	5,984	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	$6.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	802	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division577
Accumulation unit value:
Beginning of period	$15.16	$15.32	$14.35	$14.07	$13.95	$13.32	N/A	N/A
End of period	$17.26	$15.16	$15.32	$14.35	$14.07	$13.95	N/A	N/A
Accumulation units outstanding
at the end of period	-	5,254	5,254	11,021	4,786	4,786	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.69	$9.58	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.35	$6.69	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,854	16,033	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division577

Accumulation unit value:
Beginning of period	$22.15	$28.33	$26.74	$23.86	$22.98	$20.86	N/A	N/A
End of period	$26.13	$22.15	$28.33	$26.74	$23.86	$22.98	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	6,080	6,080	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	$18.46	$32.76	$31.78	N/A	N/A	N/A	N/A	N/A
End of period	$26.11	$18.46	$32.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	452	787	787	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division577
Accumulation unit value:
Beginning of period	$26.76	$45.73	$39.57	$37.58	$33.41	$28.80	N/A	N/A
End of period	$38.74	$26.76	$45.73	$39.57	$37.58	$33.41	N/A	N/A
Accumulation units outstanding
at the end of period	301	-	-	-	2,189	2,189	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division577
Accumulation unit value:
Beginning of period	$9.54	$16.26	$16.36	$13.82	$13.21	$11.50	N/A	N/A
End of period	$12.90	$9.54	$16.26	$16.36	$13.82	$13.21	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,468	1,468	-	11,005	11,005	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.45%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2107
Accumulation unit value:
Beginning of period	$11.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,559	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2179
Accumulation unit value:
Beginning of period	$12.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.10	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,207	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2082
Accumulation unit value:
Beginning of period	$11.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,208	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2097
Accumulation unit value:
Beginning of period	$12.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.82	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,705	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division832
Accumulation unit value:
Beginning of period	$8.27	$13.05	$15.58	$11.59	$10.32	N/A	N/A	N/A
End of period	$10.80	$8.27	$13.05	$15.58	$11.59	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,877	28,433	22,716	33,948	6,670	N/A	N/A	N/A

JNL/AIM International
Growth Division73
Accumulation unit value:
Beginning of period	$11.14	$19.13	$17.69	$14.64	$13.42	$11.70	$9.24	$11.71
End of period	$15.04	$11.14	$19.13	$17.69	$14.64	$13.42	$11.70	$9.24
Accumulation units outstanding
at the end of period	14,688	20,163	31,977	36,312	39,963	42,899	31,246	21,232

JNL/AIM Large Cap Growth
Division73
Accumulation unit value:
Beginning of period	$8.79	$14.31	$12.55	$11.80	$11.17	$10.30	$8.04	$10.68
End of period	$10.77	$8.79	$14.31	$12.55	$11.80	$11.17	$10.30	$8.04
Accumulation units outstanding
at the end of period	68,291	72,840	85,751	90,784	119,095	127,915	75,329	12,265

JNL/AIM Small Cap Growth
Division73
Accumulation unit value:
Beginning of period	$9.36	$15.76	$14.36	$12.73	$11.91	$11.31	$8.29	$11.04
End of period	$12.44	$9.36	$15.76	$14.36	$12.73	$11.91	$11.31	$8.29
Accumulation units outstanding
at the end of period	19,110	24,773	25,936	31,908	51,526	64,997	58,555	33,911

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division56
Accumulation unit value:
Beginning of period	$9.06	$12.82	$12.05	$11.04	$10.17	$9.43	$8.41	$9.06
End of period	$10.94	$9.06	$12.82	$12.05	$11.04	$10.17	$9.43	$8.41
Accumulation units outstanding
at the end of period	46,824	77,717	119,020	129,797	118,222	116,113	73,523	17,199

JNL/Capital Guardian
Global Diversified Research Division586
Accumulation unit value:
Beginning of period	$17.47	$30.81	$25.91	$23.20	$23.10	$20.68	N/A	N/A
End of period	$23.80	$17.47	$30.81	$25.91	$23.20	$23.10	N/A	N/A
Accumulation units outstanding
at the end of period	4,525	4,300	4,566	160	156	1,459	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.48	$9.58	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.74	$4.48	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,268	1,758	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division58
Accumulation unit value:
Beginning of period	$17.42	$29.89	$27.64	$26.81	$25.99	$23.61	$17.69	$22.83
End of period	$23.15	$17.42	$29.89	$27.64	$26.81	$25.99	$23.61	$17.69
Accumulation units outstanding
at the end of period	12,329	9,999	11,554	18,774	30,598	33,000	28,727	19,568

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.59	$13.71	$10.45	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	$6.59	$13.71	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	96,880	40,008	97,224	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.57	$10.70	$10.24	N/A	N/A	N/A	N/A	N/A
End of period	$8.09	$6.57	$10.70	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,040	1,850	3,509	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division73

Accumulation unit value:
Beginning of period	$11.50	$19.15	$19.31	$17.44	$17.12	$16.33	$13.31	$17.35
End of period	$15.17	$11.50	$19.15	$19.31	$17.44	$17.12	$16.33	$13.31
Accumulation units outstanding
at the end of period	22,726	23,975	26,492	25,163	28,485	41,876	37,294	13,935

JNL/Eagle SmallCap Equity
Division65
Accumulation unit value:
Beginning of period	$15.67	$25.75	$23.31	$19.70	$19.49	$16.65	$12.07	$15.75
End of period	$20.92	$15.67	$25.75	$23.31	$19.70	$19.49	$16.65	$12.07
Accumulation units outstanding
at the end of period	20,177	21,179	27,743	15,427	12,552	12,158	10,700	5,060

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.26	$9.95	$10.04	N/A	N/A	N/A	N/A	N/A
End of period	$8.03	$6.26	$9.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36,323	60,996	46,440	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.81	$9.92	$10.13	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	$5.81	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,936	5,070	6,055	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1061
Accumulation unit value:
Beginning of period	$7.56	$10.91	$10.87	$10.00	N/A	N/A	N/A	N/A
End of period	$9.90	$7.56	$10.91	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	60,462	57,211	27,491	6,698	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.05	$9.88	$9.82	N/A	N/A	N/A	N/A	N/A
End of period	$7.56	$6.05	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	27,530	43,500	9,940	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division905
Accumulation unit value:
Beginning of period	$7.73	$11.72	$12.67	$10.92	$10.86	N/A	N/A	N/A
End of period	$10.18	$7.73	$11.72	$12.67	$10.92	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,167	15,814	7,941	9,834	1,673	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division73
Accumulation unit value:
Beginning of period	$19.07	$20.40	$19.35	$18.75	$18.54	$17.59	$15.72	$14.95
End of period	$21.46	$19.07	$20.40	$19.35	$18.75	$18.54	$17.59	$15.72
Accumulation units outstanding
at the end of period	48,759	51,695	70,584	60,282	68,310	66,873	50,533	17,267

JNL/Goldman Sachs Emerging
Markets Debt Division1920
Accumulation unit value:
Beginning of period	$9.65	$9.29	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.69	$9.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,935	87	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division911
Accumulation unit value:
Beginning of period	$8.21	$13.04	$12.87	$11.28	$11.15	N/A	N/A	N/A
End of period	$10.74	$8.21	$13.04	$12.87	$11.28	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,790	15,521	7,048	9,506	2,310	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2132
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,264	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division312
Accumulation unit value:
Beginning of period	$9.57	$17.50	$15.86	$12.19	$10.43	$8.64	$6.11	N/A
End of period	$12.28	$9.57	$17.50	$15.86	$12.19	$10.43	$8.64	N/A
Accumulation units outstanding
at the end of period	36,080	63,789	131,476	89,219	65,166	28,640	28,582	N/A

JNL/JPMorgan MidCap
Growth Division60
Accumulation unit value:
Beginning of period	$14.08	$25.71	$24.16	$21.88	$20.91	$17.98	$13.45	$16.59
End of period	$19.84	$14.08	$25.71	$24.16	$21.88	$20.91	$17.98	$13.45
Accumulation units outstanding
at the end of period	7,783	6,407	10,295	6,226	12,732	11,052	12,698	8,459

JNL/JPMorgan U.S. Government
& Quality Bond Division68
Accumulation unit value:
Beginning of period	$17.53	$16.69	$15.92	$15.65	$15.51	$15.15	$15.19	$13.97
End of period	$17.91	$17.53	$16.69	$15.92	$15.65	$15.51	$15.15	$15.19
Accumulation units outstanding
at the end of period	90,487	119,752	84,323	94,942	109,586	127,677	125,294	144,258

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1065
Accumulation unit value:
Beginning of period	$6.96	$14.14	$10.88	$10.13	N/A	N/A	N/A	N/A
End of period	$11.78	$6.96	$14.14	$10.88	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	57,465	53,419	76,807	12,214	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division56
Accumulation unit value:
Beginning of period	$12.02	$19.97	$20.81	$18.43	$17.18	$13.98	$11.00	$13.05
End of period	$16.54	$12.02	$19.97	$20.81	$18.43	$17.18	$13.98	$11.00
Accumulation units outstanding
at the end of period	41,218	47,469	62,342	68,252	85,745	92,065	79,705	31,702

JNL/Lazard Small Cap
Equity Division58
Accumulation unit value:
Beginning of period	$9.63	$15.91	$17.32	$15.04	$14.58	$12.82	$9.37	$11.29
End of period	$9.09	$9.63	$15.91	$17.32	$15.04	$14.58	$12.82	$9.37
Accumulation units outstanding
at the end of period	-	35,516	51,658	63,062	83,717	103,321	95,623	52,324

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$7.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.16	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	532	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$10.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,879	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1410
Accumulation unit value:
Beginning of period	$6.17	$9.82	$10.50	N/A	N/A	N/A	N/A	N/A
End of period	$7.58	$6.17	$9.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	53,322	10,949	13,085	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division118

Accumulation unit value:
Beginning of period	$7.75	$12.14	$12.68	$11.46	$11.98	$9.97	$7.61	$9.78
End of period	$11.68	$7.75	$12.14	$12.68	$11.46	$11.98	$9.97	$7.61
Accumulation units outstanding
at the end of period	139,586	222,521	356,614	356,690	469,313	502,570	316,509	49,772

JNL/MCM Bond Index Division58

Accumulation unit value:
Beginning of period	$12.20	$11.94	$11.38	$11.14	$11.10	$10.86	$10.71	$10.00
End of period	$12.72	$12.20	$11.94	$11.38	$11.14	$11.10	$10.86	$10.71
Accumulation units outstanding
at the end of period	90,691	109,822	143,469	140,788	165,781	197,577	128,901	48,780

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division523
Accumulation unit value:
Beginning of period	$3.72	$6.25	$6.08	$4.53	$4.55	$4.21	N/A	N/A
End of period	$4.60	$3.72	$6.25	$6.08	$4.53	$4.55	N/A	N/A
Accumulation units outstanding
at the end of period	3,902	9,482	50,350	30,331	12,940	9,538	N/A	N/A

JNL/MCM Consumer Brands
Sector Division518
Accumulation unit value:
Beginning of period	$7.20	$10.63	$11.71	$10.47	$10.89	$10.23	N/A	N/A
End of period	$9.45	$7.20	$10.63	$11.71	$10.47	$10.89	N/A	N/A
Accumulation units outstanding
at the end of period	1,429	1,263	5,776	6,102	9,259	10,336	N/A	N/A

JNL/MCM Dow 10 Division56

Accumulation unit value:
Beginning of period	$6.04	$11.35	$11.40	$8.93	$9.60	$9.47	$7.64	$8.64
End of period	$6.90	$6.04	$11.35	$11.40	$8.93	$9.60	$9.47	$7.64
Accumulation units outstanding
at the end of period	199,936	255,983	377,439	452,065	547,253	621,871	417,372	105,586

JNL/MCM Dow Dividend Division1000

Accumulation unit value:
Beginning of period	$5.23	$10.49	$11.83	$10.09	N/A	N/A	N/A	N/A
End of period	$6.20	$5.23	$10.49	$11.83	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	59,928	70,501	133,871	99,674	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division50
Accumulation unit value:
Beginning of period	$6.16	$10.04	$9.82	$8.53	$8.30	$7.57	$5.95	$7.48
End of period	$5.74	$6.16	$10.04	$9.82	$8.53	$8.30	$7.57	$5.95
Accumulation units outstanding
at the end of period	-	48,270	68,654	71,482	71,703	89,475	57,248	31,019

JNL/MCM European 30 Division1901

Accumulation unit value:
Beginning of period	$8.60	$8.21	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.95	$8.60	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	74	74	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division518
Accumulation unit value:
Beginning of period	$5.88	$12.08	$14.83	$12.68	$12.13	$11.46	N/A	N/A
End of period	$6.87	$5.88	$12.08	$14.83	$12.68	$12.13	N/A	N/A
Accumulation units outstanding
at the end of period	49,554	56,329	30,273	71,617	53,075	48,088	N/A	N/A

JNL/MCM Global 15 Division118

Accumulation unit value:
Beginning of period	$9.82	$19.35	$17.67	$12.80	$11.78	$9.33	$7.11	$9.05
End of period	$12.69	$9.82	$19.35	$17.67	$12.80	$11.78	$9.33	$7.11
Accumulation units outstanding
at the end of period	166,800	242,829	333,616	412,665	439,577	480,031	284,753	43,257

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2192

Accumulation unit value:
Beginning of period	$9.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	163	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division486
Accumulation unit value:
Beginning of period	$9.61	$12.69	$11.97	$11.43	$10.78	$10.57	$10.57	N/A
End of period	$11.45	$9.61	$12.69	$11.97	$11.43	$10.78	$10.57	N/A
Accumulation units outstanding
at the end of period	22,875	59,696	35,702	43,240	65,916	44,487	562	N/A

JNL/MCM Index 5 Division1304

Accumulation unit value:
Beginning of period	$6.85	$9.90	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.44	$6.85	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	31,065	27,766	2,834	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division65
Accumulation unit value:
Beginning of period	$11.49	$20.42	$18.77	$15.17	$13.58	$11.53	$8.52	$9.96
End of period	$14.64	$11.49	$20.42	$18.77	$15.17	$13.58	$11.53	$8.52
Accumulation units outstanding
at the end of period	73,403	65,574	123,839	162,384	173,233	215,873	130,405	59,645

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division704

Accumulation unit value:
Beginning of period	$7.89	$13.93	$13.93	$11.90	$10.91	$10.42	N/A	N/A
End of period	$9.65	$7.89	$13.93	$13.93	$11.90	$10.91	N/A	N/A
Accumulation units outstanding
at the end of period	238,716	355,664	561,624	580,255	158,018	6,344	N/A	N/A

JNL/MCM JNL Optimized
5 Division1118
Accumulation unit value:
Beginning of period	$6.38	$12.01	$10.73	$9.24	N/A	N/A	N/A	N/A
End of period	$8.66	$6.38	$12.01	$10.73	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	76,594	44,500	21,202	1,836	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division676

Accumulation unit value:
Beginning of period	$7.38	$12.80	$10.91	$10.57	$10.83	$10.00	N/A	N/A
End of period	$9.76	$7.38	$12.80	$10.91	$10.57	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	16,883	24,457	34,638	22,099	42,755	22,602	N/A	N/A

JNL/MCM NYSE International
25 Division1317
Accumulation unit value:
Beginning of period	$6.16	$11.57	$10.24	N/A	N/A	N/A	N/A	N/A
End of period	$8.27	$6.16	$11.57	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,382	8,603	9,093	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division504
Accumulation unit value:
Beginning of period	$22.80	$37.23	$27.93	$23.46	$17.40	$13.62	N/A	N/A
End of period	$26.99	$22.80	$37.23	$27.93	$23.46	$17.40	N/A	N/A
Accumulation units outstanding
at the end of period	51,095	54,917	59,234	66,626	34,265	25,909	N/A	N/A

JNL/MCM Pacific Rim
30 Division1901
Accumulation unit value:
Beginning of period	$9.57	$8.18	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.71	$9.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,794	75	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division118

Accumulation unit value:
Beginning of period	$7.15	$14.39	$13.91	$13.48	$9.96	$8.59	$7.33	$9.97
End of period	$8.43	$7.15	$14.39	$13.91	$13.48	$9.96	$8.59	$7.33
Accumulation units outstanding
at the end of period	150,683	206,011	318,073	388,797	523,821	524,020	349,834	53,406

JNL/MCM S&P 24 Division1216

Accumulation unit value:
Beginning of period	$7.17	$10.82	$10.20	$10.26	N/A	N/A	N/A	N/A
End of period	$8.40	$7.17	$10.82	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,873	980	814	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division50
Accumulation unit value:
Beginning of period	$9.98	$16.23	$15.33	$14.18	$12.84	$11.26	$8.49	$9.67
End of period	$13.58	$9.98	$16.23	$15.33	$14.18	$12.84	$11.26	$8.49
Accumulation units outstanding
at the end of period	90,625	93,283	169,705	191,630	230,076	246,455	146,345	54,166

JNL/MCM S&P 500 Index Division50

Accumulation unit value:
Beginning of period	$7.78	$12.66	$12.25	$10.80	$10.50	$9.68	$7.68	$9.47
End of period	$9.66	$7.78	$12.66	$12.25	$10.80	$10.50	$9.68	$7.68
Accumulation units outstanding
at the end of period	260,298	257,557	293,080	371,295	503,110	554,198	329,286	154,134

JNL/MCM S&P SMid 60 Division1317

Accumulation unit value:
Beginning of period	$6.08	$8.84	$10.15	N/A	N/A	N/A	N/A	N/A
End of period	$9.69	$6.08	$8.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,124	2,858	18,235	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division118
Accumulation unit value:
Beginning of period	$11.13	$18.84	$21.34	$19.78	$18.42	$16.60	$11.38	$15.45
End of period	$11.51	$11.13	$18.84	$21.34	$19.78	$18.42	$16.60	$11.38
Accumulation units outstanding
at the end of period	96,103	116,224	167,521	184,833	247,994	276,086	178,144	30,995

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM Small Cap Index
Division52
Accumulation unit value:
Beginning of period	$9.69	$15.11	$15.66	$13.52	$13.16	$11.37	$7.91	$9.76
End of period	$12.16	$9.69	$15.11	$15.66	$13.52	$13.16	$11.37	$7.91
Accumulation units outstanding
at the end of period	108,927	104,292	97,144	157,556	182,651	193,287	118,026	38,057

JNL/MCM Technology Sector
Division518
Accumulation unit value:
Beginning of period	$3.92	$7.03	$6.23	$5.78	$5.73	$5.95	N/A	N/A
End of period	$6.33	$3.92	$7.03	$6.23	$5.78	$5.73	N/A	N/A
Accumulation units outstanding
at the end of period	65,743	107,109	192,183	209,592	154,310	96,325	N/A	N/A

JNL/MCM Value Line 30 Division676

Accumulation unit value:
Beginning of period	$9.27	$17.90	$15.20	$15.64	$11.43	$10.00	N/A	N/A
End of period	$10.48	$9.27	$17.90	$15.20	$15.64	$11.43	N/A	N/A
Accumulation units outstanding
at the end of period	68,870	107,423	199,013	186,693	158,602	65,894	N/A	N/A

JNL/MCM VIP Division704

Accumulation unit value:
Beginning of period	$8.16	$14.47	$13.25	$11.99	$11.08	$10.57	N/A	N/A
End of period	$9.96	$8.16	$14.47	$13.25	$11.99	$11.08	N/A	N/A
Accumulation units outstanding
at the end of period	12,816	16,264	45,889	56,435	66,475	41,173	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division62
Accumulation unit value:
Beginning of period	$8.93	$15.33	$14.63	$12.69	$11.32	$9.74	$7.03	$8.75
End of period	$12.27	$8.93	$15.33	$14.63	$12.69	$11.32	$9.74	$7.03
Accumulation units outstanding
at the end of period	39,319	50,355	69,231	74,276	79,336	87,736	66,388	29,061

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	$8.09	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.05	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,769	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1776

Accumulation unit value:
Beginning of period	$4.16	$7.85	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.48	$4.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,109	34,267	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.38	$10.94	$9.96	N/A	N/A	N/A	N/A	N/A
End of period	$11.99	$10.38	$10.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	109,768	119,648	64,918	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division58
Accumulation unit value:
Beginning of period	$15.11	$15.27	$14.32	$14.04	$13.92	$13.52	$13.09	$12.44
End of period	$17.20	$15.11	$15.27	$14.32	$14.04	$13.92	$13.52	$13.09
Accumulation units outstanding
at the end of period	364,113	330,669	290,755	218,408	237,188	249,963	208,256	97,236

JNL/PPM America Core
Equity Division60
Accumulation unit value:
Beginning of period	$12.95	$22.08	$24.15	$21.54	$20.10	$18.04	$14.38	$17.40
End of period	$16.12	$12.95	$22.08	$24.15	$21.54	$20.10	$18.04	$14.38
Accumulation units outstanding
at the end of period	-	6,143	8,328	7,704	7,934	21,039	22,375	18,472

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.47	$13.87	$14.23	$13.07	$13.04	$12.67	N/A	N/A
End of period	$13.65	$9.47	$13.87	$14.23	$13.07	$13.04	N/A	N/A
Accumulation units outstanding
at the end of period	145,559	166,115	140,984	169,653	180,836	255,826	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	$5.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,110	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1817
Accumulation unit value:
Beginning of period	$6.25	$10.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.25	$6.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	49	2,896	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division60
Accumulation unit value:
Beginning of period	$11.00	$21.14	$22.73	$20.40	$19.73	$18.24	$14.86	$17.90
End of period	$15.67	$11.00	$21.14	$22.73	$20.40	$19.73	$18.24	$14.86
Accumulation units outstanding
at the end of period	16,610	14,238	16,443	35,820	49,550	63,463	57,883	35,018

JNL/Red Rocks Listed
Private Equity Division1901
Accumulation unit value:
Beginning of period	$5.92	$8.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,501	1,270	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.69	$9.34	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.35	$6.69	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	38,720	28,549	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.90	$9.20	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.81	$6.90	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,981	663	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.63	$10.52	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.93	$7.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	185	186	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.77	$10.52	$10.61	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	$6.77	$10.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,589	60,123	5,628	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.13	$9.13	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.68	$7.13	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,991	848	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.27	$9.17	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.70	$6.27	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,511	21,542	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division83
Accumulation unit value:
Beginning of period	$9.93	$16.56	$15.39	$13.51	$12.64	$11.38	$9.11	$11.39
End of period	$12.82	$9.93	$16.56	$15.39	$13.51	$12.64	$11.38	$9.11
Accumulation units outstanding
at the end of period	177,919	201,648	286,090	313,782	342,121	445,283	87,380	28,707

JNL/S&P Managed Conservative
Division786
Accumulation unit value:
Beginning of period	$9.98	$11.74	$11.21	$10.54	$10.26	N/A	N/A	N/A
End of period	$11.17	$9.98	$11.74	$11.21	$10.54	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	110,474	159,383	84,930	62,164	35,109	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division56

Accumulation unit value:
Beginning of period	$10.46	$16.42	$15.33	$13.63	$12.87	$11.72	$9.77	$11.03
End of period	$13.21	$10.46	$16.42	$15.33	$13.63	$12.87	$11.72	$9.77
Accumulation units outstanding
at the end of period	408,438	445,046	562,871	652,908	693,179	742,134	483,690	139,370

JNL/S&P Managed Moderate
Division780
Accumulation unit value:
Beginning of period	$9.75	$12.56	$11.83	$10.87	$10.54	N/A	N/A	N/A
End of period	$11.40	$9.75	$12.56	$11.83	$10.87	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	169,498	178,211	89,571	28,368	19,509	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division67
Accumulation unit value:
Beginning of period	$11.15	$15.60	$14.57	$13.18	$12.56	$11.63	$10.02	$11.17
End of period	$13.56	$11.15	$15.60	$14.57	$13.18	$12.56	$11.63	$10.02
Accumulation units outstanding
at the end of period	269,295	443,548	587,399	613,906	633,091	583,823	338,666	100,482

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	$8.04	$11.68	$11.49	N/A	N/A	N/A	N/A	N/A
End of period	$9.48	$8.04	$11.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	19,093	3,429	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$9.00	$11.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.12	$9.00	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	511	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.38	$9.71	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.99	$6.38	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,705	1,137	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division73

Accumulation unit value:
Beginning of period	$22.06	$28.23	$26.65	$23.79	$22.92	$20.97	$17.50	$18.79
End of period	$26.02	$22.06	$28.23	$26.65	$23.79	$22.92	$20.97	$17.50
Accumulation units outstanding
at the end of period	92,924	94,078	110,773	113,922	105,312	115,394	78,075	18,956

JNL/Select Money Market
Division52
Accumulation unit value:
Beginning of period	$13.19	$13.10	$12.69	$12.32	$12.17	$12.25	$12.37	$12.41
End of period	$13.02	$13.19	$13.10	$12.69	$12.32	$12.17	$12.25	$12.37
Accumulation units outstanding
at the end of period	158,670	312,880	156,214	67,673	38,785	47,302	26,645	55,558

JNL/Select Value Division242

Accumulation unit value:
Beginning of period	$14.57	$22.18	$20.87	$17.51	$16.43	$14.52	$10.93	$11.19
End of period	$17.81	$14.57	$22.18	$20.87	$17.51	$16.43	$14.52	$10.93
Accumulation units outstanding
at the end of period	54,563	60,982	49,617	48,084	40,503	57,418	27,733	166

JNL/T.Rowe Price Established
Growth Division58
Accumulation unit value:
Beginning of period	$18.38	$32.64	$30.07	$26.84	$25.66	$23.70	$18.42	$22.77
End of period	$26.00	$18.38	$32.64	$30.07	$26.84	$25.66	$23.70	$18.42
Accumulation units outstanding
at the end of period	60,395	54,355	68,755	53,117	63,086	64,981	53,649	22,644

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division56
Accumulation unit value:
Beginning of period	$26.65	$45.56	$39.44	$37.47	$33.32	$28.64	$20.96	$25.75
End of period	$38.57	$26.65	$45.56	$39.44	$37.47	$33.32	$28.64	$20.96
Accumulation units outstanding
at the end of period	31,403	36,747	49,503	46,593	60,832	65,787	54,288	19,061

JNL/T.Rowe Price Short-Term
Bond Division1064
Accumulation unit value:
Beginning of period	$9.78	$10.55	$10.21	$10.00	N/A	N/A	N/A	N/A
End of period	$10.37	$9.78	$10.55	$10.21	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	73,402	27,613	19,593	4,778	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division56

Accumulation unit value:
Beginning of period	$9.52	$16.22	$16.32	$13.80	$13.19	$11.61	$9.07	$10.79
End of period	$12.86	$9.52	$16.22	$16.32	$13.80	$13.19	$11.61	$9.07
Accumulation units outstanding
at the end of period	90,575	109,746	155,647	123,195	152,077	165,555	113,931	50,904

Accumulation Unit Values
Contract with Endorsements - 1.495%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division1224
Accumulation unit value:
Beginning of period	$9.03	$12.78	$11.99	N/A	N/A	N/A	N/A	N/A
End of period	$10.89	$9.03	$12.78	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,719	5,808	20,202	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division1293
Accumulation unit value:
Beginning of period	$6.26	$9.95	$10.26	N/A	N/A	N/A	N/A	N/A
End of period	$8.02	$6.26	$9.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,385	16,385	15,288	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division1224
Accumulation unit value:
Beginning of period	$18.95	$20.29	$19.31	N/A	N/A	N/A	N/A	N/A
End of period	$21.32	$18.95	$20.29	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,211	5,211	4,354	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division1224
Accumulation unit value:
Beginning of period	$9.53	$17.42	$15.88	N/A	N/A	N/A	N/A	N/A
End of period	$12.21	$9.53	$17.42	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,229	3,229	9,186	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	$17.42	$17.23	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.80	$17.42	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,587	5,587	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1312
Accumulation unit value:
Beginning of period	$6.95	$14.13	$11.90	N/A	N/A	N/A	N/A	N/A
End of period	$11.76	$6.95	$14.13	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,522	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division1224

Accumulation unit value:
Beginning of period	$7.72	$12.09	$12.69	N/A	N/A	N/A	N/A	N/A
End of period	$11.63	$7.72	$12.09	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,237	4,237	9,866	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division1224

Accumulation unit value:
Beginning of period	$12.16	$11.90	$11.38	N/A	N/A	N/A	N/A	N/A
End of period	$12.67	$12.16	$11.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	14,839	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division1224
Accumulation unit value:
Beginning of period	$6.13	$10.00	$9.79	N/A	N/A	N/A	N/A	N/A
End of period	$5.71	$6.13	$10.00	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	22,618	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division1224

Accumulation unit value:
Beginning of period	$9.78	$19.28	$17.60	N/A	N/A	N/A	N/A	N/A
End of period	$12.62	$9.78	$19.28	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,497	4,672	12,760	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division1224
Accumulation unit value:
Beginning of period	$9.56	$12.64	$11.93	N/A	N/A	N/A	N/A	N/A
End of period	$11.40	$9.56	$12.64	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,973	13,177	15,399	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	$6.84	$9.65	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.43	$6.84	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	43,584	49,704	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division1224
Accumulation unit value:
Beginning of period	$11.45	$20.37	$18.79	N/A	N/A	N/A	N/A	N/A
End of period	$14.59	$11.45	$20.37	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,351	15,951	25,186	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division1312

Accumulation unit value:
Beginning of period	$7.87	$13.91	$14.45	N/A	N/A	N/A	N/A	N/A
End of period	$9.63	$7.87	$13.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,151	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division1224
Accumulation unit value:
Beginning of period	$22.70	$37.09	$26.77	N/A	N/A	N/A	N/A	N/A
End of period	$26.86	$22.70	$37.09	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,651	5,747	6,886	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division1224
Accumulation unit value:
Beginning of period	$9.95	$16.19	$15.35	N/A	N/A	N/A	N/A	N/A
End of period	$13.53	$9.95	$16.19	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,350	12,833	30,291	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division1224
Accumulation unit value:
Beginning of period	$9.66	$15.07	$15.61	N/A	N/A	N/A	N/A	N/A
End of period	$12.12	$9.66	$15.07	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,212	4,376	4,818	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30
Division1224
Accumulation unit value:
Beginning of period	$9.25	$17.87	$14.77	N/A	N/A	N/A	N/A	N/A
End of period	$10.45	$9.25	$17.87	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,072	8,387	9,233	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division1224

Accumulation unit value:
Beginning of period	$8.14	$14.44	$13.14	N/A	N/A	N/A	N/A	N/A
End of period	$9.94	$8.14	$14.44	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,063	4,063	10,889	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division1224
Accumulation unit value:
Beginning of period	$15.04	$15.20	$14.32	N/A	N/A	N/A	N/A	N/A
End of period	$17.10	$15.04	$15.20	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	30,233	30,568	24,715	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.68	$9.71	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.34	$6.68	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,687	25,687	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	$21.92	$20.60	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$25.85	$21.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,716	9,939	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market
Division1293
Accumulation unit value:
Beginning of period	$13.12	$13.03	$12.75	N/A	N/A	N/A	N/A	N/A
End of period	$12.95	$13.12	$13.03	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,326	4,326	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division1224
Accumulation unit value:
Beginning of period	$18.27	$32.45	$29.90	N/A	N/A	N/A	N/A	N/A
End of period	$25.83	$18.27	$32.45	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,878	6,912	3,030	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division
Accumulation unit value:
Beginning of period	$36.47	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$38.31	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	704	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.50%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2013
Accumulation unit value:
Beginning of period	$10.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	107,734	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2010
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.09	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	488,798	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2012
Accumulation unit value:
Beginning of period	$9.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	435,258	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2016
Accumulation unit value:
Beginning of period	$10.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.82	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	331,455	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division829
Accumulation unit value:
Beginning of period	$8.25	$13.03	$15.56	$11.58	$10.00	N/A	N/A	N/A
End of period	$10.77	$8.25	$13.03	$15.56	$11.58	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	621,387	692,980	612,740	504,755	77,842	N/A	N/A	N/A

JNL/AIM International
Growth Division281
Accumulation unit value:
Beginning of period	$11.06	$19.01	$17.58	$14.56	$13.35	$11.65	$8.42	N/A
End of period	$14.93	$11.06	$19.01	$17.58	$14.56	$13.35	$11.65	N/A
Accumulation units outstanding
at the end of period	368,899	388,479	378,166	314,571	197,196	113,095	66,299	N/A

JNL/AIM Large Cap Growth
Division274
Accumulation unit value:
Beginning of period	$8.76	$14.27	$12.52	$11.78	$11.15	$10.29	$7.86	N/A
End of period	$10.73	$8.76	$14.27	$12.52	$11.78	$11.15	$10.29	N/A
Accumulation units outstanding
at the end of period	495,198	510,644	552,376	487,612	450,551	358,184	178,781	N/A

JNL/AIM Small Cap Growth
Division274
Accumulation unit value:
Beginning of period	$9.33	$15.72	$14.33	$12.70	$11.89	$11.30	$7.75	N/A
End of period	$12.39	$9.33	$15.72	$14.33	$12.70	$11.89	$11.30	N/A
Accumulation units outstanding
at the end of period	182,668	160,173	182,430	177,637	207,652	185,860	138,330	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division284
Accumulation unit value:
Beginning of period	$9.02	$12.77	$12.01	$11.00	$10.15	$9.41	$8.14	N/A
End of period	$10.89	$9.02	$12.77	$12.01	$11.00	$10.15	$9.41	N/A
Accumulation units outstanding
at the end of period	719,466	755,600	532,696	380,726	303,094	308,511	240,075	N/A

JNL/Capital Guardian
Global Diversified Research Division587
Accumulation unit value:
Beginning of period	$17.35	$30.62	$25.76	$23.08	$22.99	$20.54	N/A	N/A
End of period	$23.62	$17.35	$30.62	$25.76	$23.08	$22.99	N/A	N/A
Accumulation units outstanding
at the end of period	226,636	219,217	106,841	22,753	9,403	886	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1451
Accumulation unit value:
Beginning of period	$4.48	$9.86	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$6.73	$4.48	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	284,963	121,468	5,235	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division274
Accumulation unit value:
Beginning of period	$17.30	$29.71	$27.48	$26.67	$25.86	$23.51	$16.91	N/A
End of period	$22.98	$17.30	$29.71	$27.48	$26.67	$25.86	$23.51	N/A
Accumulation units outstanding
at the end of period	244,869	217,658	102,054	75,265	37,211	58,777	53,728	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.58	$13.70	$9.98	N/A	N/A	N/A	N/A	N/A
End of period	$9.72	$6.58	$13.70	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,640,139	1,322,585	859,276	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.57	$10.70	$10.02	N/A	N/A	N/A	N/A	N/A
End of period	$8.08	$6.57	$10.70	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	161,761	132,084	79,787	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division285

Accumulation unit value:
Beginning of period	$11.43	$19.04	$19.21	$17.36	$17.05	$16.27	$12.14	N/A
End of period	$15.07	$11.43	$19.04	$19.21	$17.36	$17.05	$16.27	N/A
Accumulation units outstanding
at the end of period	171,910	135,812	185,089	180,777	239,389	201,640	122,214	N/A

JNL/Eagle SmallCap Equity
Division285
Accumulation unit value:
Beginning of period	$15.57	$25.61	$23.19	$19.60	$19.41	$16.59	$10.41	N/A
End of period	$20.78	$15.57	$25.61	$23.19	$19.60	$19.41	$16.59	N/A
Accumulation units outstanding
at the end of period	287,632	255,438	204,631	139,411	105,213	103,984	49,816	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.26	$9.95	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.02	$6.26	$9.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,639,113	4,238,625	4,062,870	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.80	$9.92	$10.01	N/A	N/A	N/A	N/A	N/A
End of period	$7.48	$5.80	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	246,751	235,793	267,770	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1068
Accumulation unit value:
Beginning of period	$7.55	$10.90	$10.87	$10.00	N/A	N/A	N/A	N/A
End of period	$9.88	$7.55	$10.90	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,185,276	1,021,773	832,281	276,208	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.04	$9.88	$10.04	N/A	N/A	N/A	N/A	N/A
End of period	$7.54	$6.04	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	363,321	331,617	272,718	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division851
Accumulation unit value:
Beginning of period	$7.71	$11.71	$12.66	$10.92	$10.00	N/A	N/A	N/A
End of period	$10.15	$7.71	$11.71	$12.66	$10.92	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	284,309	271,021	201,433	163,803	28,975	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division274
Accumulation unit value:
Beginning of period	$18.94	$20.28	$19.24	$18.65	$18.45	$17.52	$15.95	N/A
End of period	$21.30	$18.94	$20.28	$19.24	$18.65	$18.45	$17.52	N/A
Accumulation units outstanding
at the end of period	621,084	677,438	792,927	630,740	493,093	335,446	149,590	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division1897
Accumulation unit value:
Beginning of period	$9.65	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.68	$9.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	226,803	24,028	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division855
Accumulation unit value:
Beginning of period	$8.20	$13.02	$12.86	$11.28	$10.00	N/A	N/A	N/A
End of period	$10.71	$8.20	$13.02	$12.86	$11.28	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	365,050	359,574	308,600	225,497	137,140	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2130
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	477,132	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division285
Accumulation unit value:
Beginning of period	$9.52	$17.41	$15.79	$12.14	$10.39	$8.61	$5.43	N/A
End of period	$12.21	$9.52	$17.41	$15.79	$12.14	$10.39	$8.61	N/A
Accumulation units outstanding
at the end of period	783,052	1,009,687	1,015,345	769,872	392,803	277,805	82,807	N/A

JNL/JPMorgan MidCap
Growth Division274
Accumulation unit value:
Beginning of period	$13.98	$25.55	$24.02	$21.76	$20.81	$17.90	$12.90	N/A
End of period	$19.69	$13.98	$25.55	$24.02	$21.76	$20.81	$17.90	N/A
Accumulation units outstanding
at the end of period	123,122	91,479	88,911	50,765	41,938	31,977	18,467	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division277
Accumulation unit value:
Beginning of period	$17.41	$16.59	$15.83	$15.56	$15.43	$15.09	$15.29	N/A
End of period	$17.78	$17.41	$16.59	$15.83	$15.56	$15.43	$15.09	N/A
Accumulation units outstanding
at the end of period	545,904	948,940	410,383	375,838	341,607	322,313	205,423	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1062
Accumulation unit value:
Beginning of period	$6.95	$14.13	$10.88	$9.99	N/A	N/A	N/A	N/A
End of period	$11.76	$6.95	$14.13	$10.88	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,305,789	1,150,948	800,421	162,454	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division274
Accumulation unit value:
Beginning of period	$11.95	$19.88	$20.72	$18.36	$17.13	$13.94	$10.44	N/A
End of period	$16.44	$11.95	$19.88	$20.72	$18.36	$17.13	$13.94	N/A
Accumulation units outstanding
at the end of period	298,999	356,596	404,251	405,820	369,586	320,022	142,114	N/A

JNL/Lazard Small Cap
Equity Division278
Accumulation unit value:
Beginning of period	$9.58	$15.83	$17.24	$14.98	$14.53	$12.79	$8.88	N/A
End of period	$9.04	$9.58	$15.83	$17.24	$14.98	$14.53	$12.79	N/A
Accumulation units outstanding
at the end of period	-	358,144	372,510	372,906	304,585	314,682	210,425	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$7.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	43,256	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders
Division1901
Accumulation unit value:
Beginning of period	$8.33	$8.46	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.27	$8.33	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,193	236	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1309
Accumulation unit value:
Beginning of period	$6.17	$9.82	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$7.57	$6.17	$9.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	894,309	857,149	262,173	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division182

Accumulation unit value:
Beginning of period	$7.71	$12.09	$12.63	$11.42	$11.94	$9.95	$7.60	$8.15
End of period	$11.62	$7.71	$12.09	$12.63	$11.42	$11.94	$9.95	$7.60
Accumulation units outstanding
at the end of period	1,960,116	2,643,893	3,887,653	3,899,166	3,364,273	2,738,002	1,060,713	-

JNL/MCM Bond Index Division272

Accumulation unit value:
Beginning of period	$12.16	$11.90	$11.35	$11.12	$11.08	$10.85	$10.76	N/A
End of period	$12.66	$12.16	$11.90	$11.35	$11.12	$11.08	$10.85	N/A
Accumulation units outstanding
at the end of period	1,170,310	1,187,071	1,311,028	1,085,503	901,613	759,437	280,251	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division488
Accumulation unit value:
Beginning of period	$3.70	$6.22	$6.06	$4.52	$4.54	$4.03	N/A	N/A
End of period	$4.58	$3.70	$6.22	$6.06	$4.52	$4.54	N/A	N/A
Accumulation units outstanding
at the end of period	275,600	405,215	501,754	440,482	83,801	85,003	N/A	N/A

JNL/MCM Consumer Brands
Sector Division487
Accumulation unit value:
Beginning of period	$7.17	$10.59	$11.67	$10.44	$10.86	$9.93	N/A	N/A
End of period	$9.40	$7.17	$10.59	$11.67	$10.44	$10.86	N/A	N/A
Accumulation units outstanding
at the end of period	84,221	125,138	56,290	71,431	43,844	24,567	N/A	N/A

JNL/MCM Dow 10 Division182

Accumulation unit value:
Beginning of period	$6.01	$11.30	$11.36	$8.90	$9.58	$9.45	$7.63	$7.38
End of period	$6.86	$6.01	$11.30	$11.36	$8.90	$9.58	$9.45	$7.63
Accumulation units outstanding
at the end of period	2,775,335	3,468,572	4,836,688	4,976,483	4,193,235	3,323,866	1,332,348	-

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.23	$10.48	$11.82	$10.00	N/A	N/A	N/A	N/A
End of period	$6.19	$5.23	$10.48	$11.82	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,924,475	2,095,027	2,212,748	1,468,589	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division307
Accumulation unit value:
Beginning of period	$6.13	$10.00	$9.78	$8.50	$8.28	$7.55	$5.88	N/A
End of period	$5.71	$6.13	$10.00	$9.78	$8.50	$8.28	$7.55	N/A
Accumulation units outstanding
at the end of period	-	294,584	444,260	312,927	278,981	315,293	116,160	N/A

JNL/MCM European 30 Division1936

Accumulation unit value:
Beginning of period	$8.60	$7.83	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.94	$8.60	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	55,526	682	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division479
Accumulation unit value:
Beginning of period	$5.85	$12.03	$14.78	$12.64	$12.09	$10.82	$10.60	N/A
End of period	$6.84	$5.85	$12.03	$14.78	$12.64	$12.09	$10.82	N/A
Accumulation units outstanding
at the end of period	493,996	427,171	204,839	159,484	99,089	75,068	529	N/A

JNL/MCM Global 15 Division182

Accumulation unit value:
Beginning of period	$9.77	$19.27	$17.61	$12.76	$11.75	$9.31	$7.10	$7.47
End of period	$12.62	$9.77	$19.27	$17.61	$12.76	$11.75	$9.31	$7.10
Accumulation units outstanding
at the end of period	2,508,337	3,218,649	4,204,001	4,172,639	3,531,894	2,791,850	944,569	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2130

Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,207	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division479
Accumulation unit value:
Beginning of period	$9.56	$12.64	$11.93	$11.39	$10.75	$10.55	$10.34	N/A
End of period	$11.39	$9.56	$12.64	$11.93	$11.39	$10.75	$10.55	N/A
Accumulation units outstanding
at the end of period	347,824	396,355	322,347	298,063	263,843	154,680	542	N/A

JNL/MCM Index 5 Division1309

Accumulation unit value:
Beginning of period	$6.84	$9.90	$10.17	N/A	N/A	N/A	N/A	N/A
End of period	$8.43	$6.84	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	299,856	392,039	197,636	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division272
Accumulation unit value:
Beginning of period	$11.45	$20.36	$18.73	$15.14	$13.56	$11.52	$8.12	N/A
End of period	$14.58	$11.45	$20.36	$18.73	$15.14	$13.56	$11.52	N/A
Accumulation units outstanding
at the end of period	1,278,425	1,409,230	1,614,953	1,652,526	1,275,918	1,062,863	414,962	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division680

Accumulation unit value:
Beginning of period	$7.87	$13.91	$13.92	$11.89	$10.91	$9.91	N/A	N/A
End of period	$9.63	$7.87	$13.91	$13.92	$11.89	$10.91	N/A	N/A
Accumulation units outstanding
at the end of period	17,236,013	20,789,131	23,711,605	14,494,580	3,931,018	301,453	N/A	N/A

JNL/MCM JNL Optimized
5 Division1073
Accumulation unit value:
Beginning of period	$6.37	$12.00	$10.73	$9.42	N/A	N/A	N/A	N/A
End of period	$8.65	$6.37	$12.00	$10.73	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,225,715	2,753,759	2,058,347	502,032	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division689

Accumulation unit value:
Beginning of period	$7.37	$12.78	$10.90	$10.56	$10.83	$9.94	N/A	N/A
End of period	$9.73	$7.37	$12.78	$10.90	$10.56	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	332,875	377,443	430,691	292,545	153,997	44,593	N/A	N/A

JNL/MCM NYSE International
25 Division1314
Accumulation unit value:
Beginning of period	$6.16	$11.56	$10.14	N/A	N/A	N/A	N/A	N/A
End of period	$8.25	$6.16	$11.56	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	450,880	347,327	262,022	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division488
Accumulation unit value:
Beginning of period	$22.70	$37.08	$27.82	$23.38	$17.35	$13.42	N/A	N/A
End of period	$26.85	$22.70	$37.08	$27.82	$23.38	$17.35	N/A	N/A
Accumulation units outstanding
at the end of period	656,450	613,217	596,312	427,959	273,368	140,481	N/A	N/A

JNL/MCM Pacific Rim
30 Division1936
Accumulation unit value:
Beginning of period	$9.57	$8.65	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.70	$9.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,212	617	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division182

Accumulation unit value:
Beginning of period	$7.11	$14.33	$13.85	$13.44	$9.94	$8.57	$7.32	$8.46
End of period	$8.39	$7.11	$14.33	$13.85	$13.44	$9.94	$8.57	$7.32
Accumulation units outstanding
at the end of period	2,322,748	2,910,950	3,980,789	3,975,366	3,739,429	3,073,786	1,130,204	-

JNL/MCM S&P 24 Division1071

Accumulation unit value:
Beginning of period	$7.16	$10.81	$10.20	$9.90	N/A	N/A	N/A	N/A
End of period	$8.38	$7.16	$10.81	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	107,531	166,382	107,720	74,048	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division272
Accumulation unit value:
Beginning of period	$9.95	$16.18	$15.29	$14.15	$12.83	$11.24	$7.95	N/A
End of period	$13.53	$9.95	$16.18	$15.29	$14.15	$12.83	$11.24	N/A
Accumulation units outstanding
at the end of period	1,218,913	1,422,708	1,595,356	1,606,763	1,558,311	1,334,828	622,504	N/A

JNL/MCM S&P 500 Index Division272

Accumulation unit value:
Beginning of period	$7.76	$12.62	$12.22	$10.78	$10.48	$9.67	$7.31	N/A
End of period	$9.62	$7.76	$12.62	$12.22	$10.78	$10.48	$9.67	N/A
Accumulation units outstanding
at the end of period	2,454,377	2,480,878	2,806,928	2,778,470	2,379,973	2,064,234	987,736	N/A

JNL/MCM S&P SMid 60 Division1311

Accumulation unit value:
Beginning of period	$6.08	$8.84	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$9.67	$6.08	$8.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	453,297	319,062	199,162	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division182
Accumulation unit value:
Beginning of period	$11.08	$18.76	$21.26	$19.72	$18.37	$16.57	$11.36	$11.35
End of period	$11.44	$11.08	$18.76	$21.26	$19.72	$18.37	$16.57	$11.36
Accumulation units outstanding
at the end of period	1,581,861	1,828,563	2,292,773	2,281,691	2,005,394	1,592,203	590,024	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division272
Accumulation unit value:
Beginning of period	$9.66	$15.06	$15.62	$13.50	$13.14	$11.36	$7.41	N/A
End of period	$12.12	$9.66	$15.06	$15.62	$13.50	$13.14	$11.36	N/A
Accumulation units outstanding
at the end of period	1,273,936	1,129,726	1,270,842	1,289,269	1,174,589	1,030,365	457,554	N/A

JNL/MCM Technology Sector
Division488
Accumulation unit value:
Beginning of period	$3.90	$7.00	$6.21	$5.76	$5.71	$5.90	N/A	N/A
End of period	$6.30	$3.90	$7.00	$6.21	$5.76	$5.71	N/A	N/A
Accumulation units outstanding
at the end of period	974,550	453,714	549,858	314,183	204,763	115,754	N/A	N/A

JNL/MCM Value Line 30 Division675

Accumulation unit value:
Beginning of period	$9.25	$17.87	$15.18	$15.63	$11.43	$10.00	N/A	N/A
End of period	$10.45	$9.25	$17.87	$15.18	$15.63	$11.43	N/A	N/A
Accumulation units outstanding
at the end of period	2,670,396	3,402,142	3,677,242	3,106,852	1,378,283	154,601	N/A	N/A

JNL/MCM VIP Division686

Accumulation unit value:
Beginning of period	$8.14	$14.44	$13.24	$11.98	$11.08	$9.76	N/A	N/A
End of period	$9.94	$8.14	$14.44	$13.24	$11.98	$11.08	N/A	N/A
Accumulation units outstanding
at the end of period	1,225,442	1,230,016	1,357,105	1,328,131	709,018	101,868	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division279
Accumulation unit value:
Beginning of period	$8.90	$15.27	$14.58	$12.66	$11.30	$9.72	$6.57	N/A
End of period	$12.22	$8.90	$15.27	$14.58	$12.66	$11.30	$9.72	N/A
Accumulation units outstanding
at the end of period	557,884	588,611	685,880	569,061	438,706	441,117	230,217	N/A

JNL/PAM Asia ex-Japan
Division1772
Accumulation unit value:
Beginning of period	$4.81	$8.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.04	$4.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	329,450	61,658	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1773

Accumulation unit value:
Beginning of period	$4.16	$7.91	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.47	$4.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	741,548	186,359	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.37	$10.93	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.97	$10.37	$10.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,590,200	1,503,565	231,032	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division271
Accumulation unit value:
Beginning of period	$15.03	$15.20	$14.25	$13.98	$13.87	$13.48	$13.18	N/A
End of period	$17.10	$15.03	$15.20	$14.25	$13.98	$13.87	$13.48	N/A
Accumulation units outstanding
at the end of period	2,990,906	2,579,397	1,956,300	1,469,541	1,166,464	890,922	621,948	N/A

JNL/PPM America Core
Equity Division278
Accumulation unit value:
Beginning of period	$12.86	$21.94	$24.01	$21.43	$20.00	$17.96	$13.55	N/A
End of period	$16.01	$12.86	$21.94	$24.01	$21.43	$20.00	$17.96	N/A
Accumulation units outstanding
at the end of period	-	18,997	14,283	10,197	10,951	7,597	5,621	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.42	$13.81	$14.17	$13.02	$12.99	$12.63	N/A	N/A
End of period	$13.57	$9.42	$13.81	$14.17	$13.02	$12.99	N/A	N/A
Accumulation units outstanding
at the end of period	941,025	618,235	866,607	882,962	671,276	694,464	N/A	N/A

JNL/PPM America Mid
Cap Value Division1778
Accumulation unit value:
Beginning of period	$5.64	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$5.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,228	18,049	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1785
Accumulation unit value:
Beginning of period	$6.24	$10.22	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.24	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	39,166	19,350	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division281
Accumulation unit value:
Beginning of period	$10.92	$21.01	$22.60	$20.29	$19.64	$18.16	$13.82	N/A
End of period	$15.56	$10.92	$21.01	$22.60	$20.29	$19.64	$18.16	N/A
Accumulation units outstanding
at the end of period	132,509	120,556	129,378	159,025	147,411	132,011	75,797	N/A

JNL/Red Rocks Listed
Private Equity Division1897
Accumulation unit value:
Beginning of period	$5.92	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	212,092	40,278	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1454

Accumulation unit value:
Beginning of period	$6.68	$9.92	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$9.34	$6.68	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,105,906	2,167,969	268,409	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1451
Accumulation unit value:
Beginning of period	$6.90	$9.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.80	$6.90	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	318,999	218,965	8,175	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.29	$10.50	$10.27	N/A	N/A	N/A	N/A	N/A
End of period	$7.77	$6.29	$10.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	287,338	217,458	106,436	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.63	$10.55	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$8.92	$7.63	$10.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	356,864	351,582	194,473	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.76	$10.52	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$6.76	$10.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	448,111	427,062	159,577	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division1460
Accumulation unit value:
Beginning of period	$7.13	$9.76	$9.82	N/A	N/A	N/A	N/A	N/A
End of period	$8.67	$7.13	$9.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	285,677	254,779	1,532	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1451
Accumulation unit value:
Beginning of period	$6.26	$9.92	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.69	$6.26	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	346,783	214,566	7,761	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division286
Accumulation unit value:
Beginning of period	$9.88	$16.48	$15.32	$13.46	$12.59	$11.35	$8.40	N/A
End of period	$12.75	$9.88	$16.48	$15.32	$13.46	$12.59	$11.35	N/A
Accumulation units outstanding
at the end of period	1,740,071	1,954,348	2,431,231	2,279,405	2,279,364	2,477,770	447,513	N/A

JNL/S&P Managed Conservative
Division703
Accumulation unit value:
Beginning of period	$9.96	$11.72	$11.20	$10.54	$10.31	$10.14	N/A	N/A
End of period	$11.14	$9.96	$11.72	$11.20	$10.54	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	963,615	1,205,598	474,569	239,797	81,549	7,172	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division270
Accumulation unit value:
Beginning of period	$10.41	$16.34	$15.26	$13.57	$12.82	$11.68	$9.49	N/A
End of period	$13.13	$10.41	$16.34	$15.26	$13.57	$12.82	$11.68	N/A
Accumulation units outstanding
at the end of period	4,150,065	4,187,228	4,861,321	4,691,990	4,175,488	3,979,383	1,937,017	N/A
JNL/S&P Managed Moderate
Division678
Accumulation unit value:
Beginning of period	$9.73	$12.54	$11.81	$10.86	$10.50	$9.97	N/A	N/A
End of period	$11.37	$9.73	$12.54	$11.81	$10.86	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	2,476,617	2,161,842	1,451,823	983,837	351,778	133,708	N/A	N/A

JNL/S&P Managed Moderate
Growth Division269
Accumulation unit value:
Beginning of period	$11.09	$15.52	$14.51	$13.13	$12.52	$11.60	$9.72	N/A
End of period	$13.48	$11.09	$15.52	$14.51	$13.13	$12.52	$11.60	N/A
Accumulation units outstanding
at the end of period	4,297,514	4,099,136	4,317,116	3,243,455	2,138,545	1,517,827	855,504	N/A

JNL/S&P Retirement 2015
Division1046
Accumulation unit value:
Beginning of period	$8.03	$11.67	$10.84	$10.28	N/A	N/A	N/A	N/A
End of period	$9.46	$8.03	$11.67	$10.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	149,552	42,021	15,879	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1071
Accumulation unit value:
Beginning of period	$7.77	$11.83	$10.97	$10.23	N/A	N/A	N/A	N/A
End of period	$9.27	$7.77	$11.83	$10.97	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	110,972	41,184	4,139	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1040
Accumulation unit value:
Beginning of period	$7.59	$11.98	$11.04	$10.34	N/A	N/A	N/A	N/A
End of period	$9.15	$7.59	$11.98	$11.04	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	92,885	21,460	18,140	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1029
Accumulation unit value:
Beginning of period	$8.99	$11.15	$10.59	$9.97	N/A	N/A	N/A	N/A
End of period	$10.11	$8.99	$11.15	$10.59	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	399,713	117,219	46,512	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1451

Accumulation unit value:
Beginning of period	$6.38	$10.06	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.98	$6.38	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	309,342	297,556	2,112	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division278

Accumulation unit value:
Beginning of period	$21.91	$28.05	$26.49	$23.66	$22.81	$20.88	$16.89	N/A
End of period	$25.83	$21.91	$28.05	$26.49	$23.66	$22.81	$20.88	N/A
Accumulation units outstanding
at the end of period	884,011	948,396	738,848	464,283	398,584	340,031	129,290	N/A

JNL/Select Money Market
Division273
Accumulation unit value:
Beginning of period	$13.11	$13.03	$12.62	$12.26	$12.12	$12.20	$12.32	N/A
End of period	$12.94	$13.11	$13.03	$12.62	$12.26	$12.12	$12.20	N/A
Accumulation units outstanding
at the end of period	2,040,404	3,931,058	2,294,061	515,586	190,178	122,952	66,930	N/A

JNL/Select Value Division278

Accumulation unit value:
Beginning of period	$14.53	$22.12	$20.83	$17.48	$16.41	$14.51	$10.29	N/A
End of period	$17.74	$14.53	$22.12	$20.83	$17.48	$16.41	$14.51	N/A
Accumulation units outstanding
at the end of period	475,557	459,910	424,912	344,992	192,819	191,342	78,153	N/A

JNL/T.Rowe Price Established
Growth Division277
Accumulation unit value:
Beginning of period	$18.26	$32.43	$29.90	$26.69	$25.54	$23.59	$17.58	N/A
End of period	$25.81	$18.26	$32.43	$29.90	$26.69	$25.54	$23.59	N/A
Accumulation units outstanding
at the end of period	671,878	613,540	559,920	393,940	361,785	311,131	134,271	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division274
Accumulation unit value:
Beginning of period	$26.47	$45.27	$39.21	$37.27	$33.16	$28.51	$19.78	N/A
End of period	$38.29	$26.47	$45.27	$39.21	$37.27	$33.16	$28.51	N/A
Accumulation units outstanding
at the end of period	473,371	446,328	391,195	282,046	228,452	223,821	148,119	N/A

JNL/T.Rowe Price Short-Term
Bond Division1063
Accumulation unit value:
Beginning of period	$9.76	$10.54	$10.21	$10.00	N/A	N/A	N/A	N/A
End of period	$10.35	$9.76	$10.54	$10.21	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	443,679	373,917	210,446	135,651	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division277
Accumulation unit value:
Beginning of period	$9.48	$16.16	$16.27	$13.76	$13.16	$11.59	$8.36	N/A
End of period	$12.80	$9.48	$16.16	$16.27	$13.76	$13.16	$11.59	N/A
Accumulation units outstanding
at the end of period	855,174	860,231	939,434	856,874	745,214	734,379	391,316	N/A

Accumulation Unit Values
Contract with Endorsements - 1.52%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division1224
Accumulation unit value:
Beginning of period	$9.01	$12.75	$11.97	N/A	N/A	N/A	N/A	N/A
End of period	$10.87	$9.01	$12.75	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,222	-	4,643	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	$17.25	$27.72	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$22.91	$17.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,765	3,421	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,084	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	$20.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$21.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,290	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$11.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,215	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division1224
Accumulation unit value:
Beginning of period	$8.19	$13.01	$12.83	N/A	N/A	N/A	N/A	N/A
End of period	$10.70	$8.19	$13.01	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,283	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division1224
Accumulation unit value:
Beginning of period	$9.50	$17.38	$15.84	N/A	N/A	N/A	N/A	N/A
End of period	$12.18	$9.50	$17.38	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,267	3,561	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1260
Accumulation unit value:
Beginning of period	$6.95	$14.12	$11.28	N/A	N/A	N/A	N/A	N/A
End of period	$11.75	$6.95	$14.12	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,513	2,289	3,704	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1330
Accumulation unit value:
Beginning of period	$6.17	$9.82	$10.31	N/A	N/A	N/A	N/A	N/A
End of period	$7.57	$6.17	$9.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	108,160	108,160	108,160	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division1224

Accumulation unit value:
Beginning of period	$12.14	$11.89	$11.37	N/A	N/A	N/A	N/A	N/A
End of period	$12.64	$12.14	$11.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	6,975	10,958	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division1224

Accumulation unit value:
Beginning of period	$5.22	$10.47	$11.81	N/A	N/A	N/A	N/A	N/A
End of period	$6.19	$5.22	$10.47	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,789	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division1224
Accumulation unit value:
Beginning of period	$6.11	$9.98	$9.77	N/A	N/A	N/A	N/A	N/A
End of period	$5.70	$6.11	$9.98	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	5,738	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division1224

Accumulation unit value:
Beginning of period	$9.75	$19.24	$17.57	N/A	N/A	N/A	N/A	N/A
End of period	$12.59	$9.75	$19.24	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,197	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division1260
Accumulation unit value:
Beginning of period	$11.43	$20.34	$19.63	N/A	N/A	N/A	N/A	N/A
End of period	$14.56	$11.43	$20.34	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,085	8,169	14,188	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division1224

Accumulation unit value:
Beginning of period	$7.87	$13.90	$13.82	N/A	N/A	N/A	N/A	N/A
End of period	$9.62	$7.87	$13.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	50,144	3,214	16,873	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized
5 Division1224
Accumulation unit value:
Beginning of period	$6.37	$12.00	$10.68	N/A	N/A	N/A	N/A	N/A
End of period	$8.64	$6.37	$12.00	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	5,255	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division1224
Accumulation unit value:
Beginning of period	$22.65	$37.01	$26.72	N/A	N/A	N/A	N/A	N/A
End of period	$26.79	$22.65	$37.01	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	738	-	1,961	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division1260
Accumulation unit value:
Beginning of period	$9.94	$16.16	$16.39	N/A	N/A	N/A	N/A	N/A
End of period	$13.51	$9.94	$16.16	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,848	8,912	11,047	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index
Division1260
Accumulation unit value:
Beginning of period	$7.74	$12.61	$12.47	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$7.74	$12.61	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,753	8,044	16,753	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division1260
Accumulation unit value:
Beginning of period	$9.64	$15.04	$16.28	N/A	N/A	N/A	N/A	N/A
End of period	$12.10	$9.64	$15.04	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,479	6,784	9,408	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30
Division1224
Accumulation unit value:
Beginning of period	$9.24	$17.86	$14.77	N/A	N/A	N/A	N/A	N/A
End of period	$10.44	$9.24	$17.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,182	4,698	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	$11.16	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,905	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.53	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,636	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division1224
Accumulation unit value:
Beginning of period	$15.00	$15.17	$14.29	N/A	N/A	N/A	N/A	N/A
End of period	$17.05	$15.00	$15.17	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	30,148	30,055	4,864	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	$9.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.53	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,470	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market
Division1369
Accumulation unit value:
Beginning of period	$13.08	$12.99	$12.83	N/A	N/A	N/A	N/A	N/A
End of period	$12.90	$13.08	$12.99	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	46,243	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	$14.51	$20.95	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.72	$14.51	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,514	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division1260
Accumulation unit value:
Beginning of period	$9.76	$10.54	$10.26	N/A	N/A	N/A	N/A	N/A
End of period	$10.34	$9.76	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,241	7,150	8,143	N/A	N/A	N/A	N/A	N/A
JNL/T.Rowe Price Value
Division1224
Accumulation unit value:
Beginning of period	$9.46	$16.14	$16.26	N/A	N/A	N/A	N/A	N/A
End of period	$12.77	$9.46	$16.14	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,320	-	3,438	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.545%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division850
Accumulation unit value:
Beginning of period	$8.24	$13.01	$15.55	$11.58	$10.75	N/A	N/A	N/A
End of period	$10.75	$8.24	$13.01	$15.55	$11.58	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	8,751	25,319	28,960	6,397	N/A	N/A	N/A

JNL/AIM International
Growth Division159
Accumulation unit value:
Beginning of period	$11.00	$18.91	$17.49	$14.49	$13.29	$11.61	$9.17	$9.76
End of period	$14.83	$11.00	$18.91	$17.49	$14.49	$13.29	$11.61	$9.17
Accumulation units outstanding
at the end of period	-	874	30,079	23,217	21,795	19,980	19,379	4,655

JNL/AIM Large Cap Growth
Division164
Accumulation unit value:
Beginning of period	$8.73	$14.23	$12.49	$11.76	$11.13	$10.28	$8.03	$8.13
End of period	$10.69	$8.73	$14.23	$12.49	$11.76	$11.13	$10.28	$8.03
Accumulation units outstanding
at the end of period	-	1,500	68,114	62,312	65,483	75,543	54,225	2,287

JNL/AIM Small Cap Growth
Division159
Accumulation unit value:
Beginning of period	$9.30	$15.67	$14.29	$12.68	$11.87	$11.29	$8.28	$8.43
End of period	$12.34	$9.30	$15.67	$14.29	$12.68	$11.87	$11.29	$8.28
Accumulation units outstanding
at the end of period	-	72	10,073	16,220	18,373	32,620	33,557	3,341

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division160
Accumulation unit value:
Beginning of period	$8.99	$12.73	$11.97	$10.98	$10.13	$9.40	$8.39	$8.45
End of period	$10.84	$8.99	$12.73	$11.97	$10.98	$10.13	$9.40	$8.39
Accumulation units outstanding
at the end of period	-	1,530	107,454	90,812	69,065	65,566	74,257	6,710

JNL/Capital Guardian
Global Diversified Research Division720
Accumulation unit value:
Beginning of period	$17.24	$30.44	$25.63	$22.97	$22.89	$22.52	N/A	N/A
End of period	$23.47	$17.24	$30.44	$25.63	$22.97	$22.89	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,344	6,287	647	613	388	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1461
Accumulation unit value:
Beginning of period	$4.47	$9.86	$9.48	N/A	N/A	N/A	N/A	N/A
End of period	$6.72	$4.47	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	473	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division164
Accumulation unit value:
Beginning of period	$17.20	$29.54	$27.34	$26.54	$25.75	$23.42	$17.56	$16.85
End of period	$22.83	$17.20	$29.54	$27.34	$26.54	$25.75	$23.42	$17.56
Accumulation units outstanding
at the end of period	-	416	7,996	9,147	13,991	21,339	53,941	66

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.58	$13.70	$10.07	N/A	N/A	N/A	N/A	N/A
End of period	$9.71	$6.58	$13.70	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,774	99,680	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.56	$10.69	$10.73	N/A	N/A	N/A	N/A	N/A
End of period	$8.06	$6.56	$10.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	928	1,338	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division132

Accumulation unit value:
Beginning of period	$11.37	$18.94	$19.13	$17.29	$16.98	$16.22	$13.23	$15.57
End of period	$14.98	$11.37	$18.94	$19.13	$17.29	$16.98	$16.22	$13.23
Accumulation units outstanding
at the end of period	-	78	11,144	15,804	17,911	21,656	19,950	4,917

JNL/Eagle SmallCap Equity
Division132
Accumulation unit value:
Beginning of period	$15.48	$25.48	$23.09	$19.52	$19.34	$16.53	$12.00	$14.84
End of period	$20.66	$15.48	$25.48	$23.09	$19.52	$19.34	$16.53	$12.00
Accumulation units outstanding
at the end of period	-	1,784	15,250	18,596	17,271	19,439	15,656	2,650

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.25	$9.94	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.01	$6.25	$9.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	248	124,483	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.80	$9.92	$10.39	N/A	N/A	N/A	N/A	N/A
End of period	$7.47	$5.80	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	645	8,137	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1082
Accumulation unit value:
Beginning of period	$7.54	$10.90	$10.87	$9.95	N/A	N/A	N/A	N/A
End of period	$9.87	$7.54	$10.90	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,087	90,270	22,861	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.04	$9.87	$9.88	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$6.04	$9.87	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	19,919	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division851
Accumulation unit value:
Beginning of period	$7.70	$11.69	$12.65	$10.92	$10.62	N/A	N/A	N/A
End of period	$10.13	$7.70	$11.69	$12.65	$10.92	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	139	6,301	7,087	3,112	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division164
Accumulation unit value:
Beginning of period	$18.83	$20.16	$19.14	$18.56	$18.37	$17.45	$15.61	$14.59
End of period	$21.16	$18.83	$20.16	$19.14	$18.56	$18.37	$17.45	$15.61
Accumulation units outstanding
at the end of period	-	2,767	58,683	69,955	69,554	55,467	33,046	1,390

JNL/Goldman Sachs Emerging
Markets Debt Division1902
Accumulation unit value:
Beginning of period	$9.64	$9.97	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,353	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division851
Accumulation unit value:
Beginning of period	$8.18	$13.00	$12.85	$11.27	$10.72	N/A	N/A	N/A
End of period	$10.69	$8.18	$13.00	$12.85	$11.27	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	256	23,797	21,799	9,053	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division323
Accumulation unit value:
Beginning of period	$9.47	$17.33	$15.72	$12.10	$10.36	$8.59	$6.42	N/A
End of period	$12.14	$9.47	$17.33	$15.72	$12.10	$10.36	$8.59	N/A
Accumulation units outstanding
at the end of period	-	5,885	79,260	78,483	55,916	46,378	21,969	N/A

JNL/JPMorgan MidCap
Growth Division263
Accumulation unit value:
Beginning of period	$13.90	$25.40	$23.90	$21.66	$20.72	$17.83	$13.00	N/A
End of period	$19.56	$13.90	$25.40	$23.90	$21.66	$20.72	$17.83	N/A
Accumulation units outstanding
at the end of period	-	-	17,532	14,621	17,634	20,795	21,738	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division132
Accumulation unit value:
Beginning of period	$17.30	$16.49	$15.75	$15.49	$15.37	$15.03	$15.08	$14.04
End of period	$17.67	$17.30	$16.49	$15.75	$15.49	$15.37	$15.03	$15.08
Accumulation units outstanding
at the end of period	-	8,804	41,806	35,287	46,681	50,258	57,229	17,779

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1071
Accumulation unit value:
Beginning of period	$6.94	$14.12	$10.88	$9.48	N/A	N/A	N/A	N/A
End of period	$11.74	$6.94	$14.12	$10.88	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,031	30,495	34,036	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division129
Accumulation unit value:
Beginning of period	$11.89	$19.79	$20.64	$18.29	$17.07	$13.90	$10.95	$12.87
End of period	$16.35	$11.89	$19.79	$20.64	$18.29	$17.07	$13.90	$10.95
Accumulation units outstanding
at the end of period	-	278	51,352	54,673	70,066	65,983	97,038	6,664

JNL/Lazard Small Cap
Equity Division129
Accumulation unit value:
Beginning of period	$9.53	$15.76	$17.17	$14.93	$14.49	$12.75	$9.33	$11.44
End of period	$8.99	$9.53	$15.76	$17.17	$14.93	$14.49	$12.75	$9.33
Accumulation units outstanding
at the end of period	-	1,979	31,974	43,889	54,311	61,703	65,931	4,788

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1410
Accumulation unit value:
Beginning of period	$6.16	$9.82	$10.49	N/A	N/A	N/A	N/A	N/A
End of period	$7.56	$6.16	$9.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,273	1,715	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division126

Accumulation unit value:
Beginning of period	$7.68	$12.04	$12.59	$11.39	$11.92	$9.93	$7.59	$9.55
End of period	$11.57	$7.68	$12.04	$12.59	$11.39	$11.92	$9.93	$7.59
Accumulation units outstanding
at the end of period	-	7,964	219,570	327,582	413,406	492,656	359,606	39,076

JNL/MCM Bond Index Division249

Accumulation unit value:
Beginning of period	$12.12	$11.87	$11.33	$11.10	$11.07	$10.84	$10.61	N/A
End of period	$12.62	$12.12	$11.87	$11.33	$11.10	$11.07	$10.84	N/A
Accumulation units outstanding
at the end of period	-	6,496	82,390	85,627	73,100	65,895	48,488	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division514
Accumulation unit value:
Beginning of period	$3.68	$6.20	$6.04	$4.50	$4.53	$4.31	N/A	N/A
End of period	$4.56	$3.68	$6.20	$6.04	$4.50	$4.53	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	15,607	6,976	1,109	26,260	N/A	N/A

JNL/MCM Consumer Brands
Sector Division569
Accumulation unit value:
Beginning of period	$7.14	$10.55	$11.63	$10.41	$10.83	$9.93	N/A	N/A
End of period	$9.35	$7.14	$10.55	$11.63	$10.41	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	-	466	3,181	5,639	1,859	1,401	N/A	N/A

JNL/MCM Dow 10 Division126

Accumulation unit value:
Beginning of period	$5.98	$11.26	$11.32	$8.87	$9.55	$9.43	$7.62	$9.18
End of period	$6.83	$5.98	$11.26	$11.32	$8.87	$9.55	$9.43	$7.62
Accumulation units outstanding
at the end of period	-	24,809	261,899	398,366	448,970	517,890	418,071	36,225

JNL/MCM Dow Dividend Division995

Accumulation unit value:
Beginning of period	$5.22	$10.47	$11.82	$9.91	N/A	N/A	N/A	N/A
End of period	$6.18	$5.22	$10.47	$11.82	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	407	47,170	44,855	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division263
Accumulation unit value:
Beginning of period	$6.10	$9.96	$9.75	$8.48	$8.26	$7.54	$5.71	N/A
End of period	$5.69	$6.10	$9.96	$9.75	$8.48	$8.26	$7.54	N/A
Accumulation units outstanding
at the end of period	-	-	92,017	78,207	72,729	95,963	68,767	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division496
Accumulation unit value:
Beginning of period	$5.83	$11.99	$14.73	$12.60	$12.06	$10.99	N/A	N/A
End of period	$6.80	$5.83	$11.99	$14.73	$12.60	$12.06	N/A	N/A
Accumulation units outstanding
at the end of period	-	45	2,603	4,795	381	703	N/A	N/A

JNL/MCM Global 15 Division144

Accumulation unit value:
Beginning of period	$9.73	$19.20	$17.55	$12.72	$11.72	$9.29	$7.09	$8.32
End of period	$12.56	$9.73	$19.20	$17.55	$12.72	$11.72	$9.29	$7.09
Accumulation units outstanding
at the end of period	-	21,435	242,491	299,139	329,802	332,195	193,739	25,238

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division486
Accumulation unit value:
Beginning of period	$9.52	$12.59	$11.89	$11.36	$10.72	$10.52	$10.52	N/A
End of period	$11.34	$9.52	$12.59	$11.89	$11.36	$10.72	$10.52	N/A
Accumulation units outstanding
at the end of period	-	4,888	22,649	15,685	14,759	8,448	1,926	N/A

JNL/MCM Index 5 Division1448

Accumulation unit value:
Beginning of period	$6.83	$9.90	$9.71	N/A	N/A	N/A	N/A	N/A
End of period	$8.42	$6.83	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	9,142	1,142	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division126
Accumulation unit value:
Beginning of period	$11.41	$20.31	$18.68	$15.11	$13.54	$11.51	$8.51	$10.54
End of period	$14.53	$11.41	$20.31	$18.68	$15.11	$13.54	$11.51	$8.51
Accumulation units outstanding
at the end of period	-	9,518	102,169	128,668	121,690	121,736	67,918	2,229

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division675

Accumulation unit value:
Beginning of period	$7.86	$13.89	$13.90	$11.88	$10.91	$10.00	N/A	N/A
End of period	$9.60	$7.86	$13.89	$13.90	$11.88	$10.91	N/A	N/A
Accumulation units outstanding
at the end of period	-	11,473	448,555	482,556	234,385	43,618	N/A	N/A

JNL/MCM JNL Optimized
5 Division1088
Accumulation unit value:
Beginning of period	$6.37	$11.99	$10.72	$9.18	N/A	N/A	N/A	N/A
End of period	$8.63	$6.37	$11.99	$10.72	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,264	9,657	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division675

Accumulation unit value:
Beginning of period	$7.35	$12.76	$10.89	$10.56	$10.83	$10.00	N/A	N/A
End of period	$9.71	$7.35	$12.76	$10.89	$10.56	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,231	7,005	6,090	7,923	4,980	N/A	N/A

JNL/MCM NYSE International
25 Division1330
Accumulation unit value:
Beginning of period	$6.15	$11.56	$10.43	N/A	N/A	N/A	N/A	N/A
End of period	$8.24	$6.15	$11.56	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,360	16,325	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division479
Accumulation unit value:
Beginning of period	$22.60	$36.94	$27.73	$23.31	$17.31	$13.18	$12.97	N/A
End of period	$26.72	$22.60	$36.94	$27.73	$23.31	$17.31	$13.18	N/A
Accumulation units outstanding
at the end of period	-	1,348	39,557	67,037	59,999	22,442	193	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division126

Accumulation unit value:
Beginning of period	$7.08	$14.28	$13.81	$13.40	$9.91	$8.56	$7.31	$9.93
End of period	$8.35	$7.08	$14.28	$13.81	$13.40	$9.91	$8.56	$7.31
Accumulation units outstanding
at the end of period	-	23,978	232,970	335,562	407,674	452,925	342,089	30,184

JNL/MCM S&P 24 Division1119

Accumulation unit value:
Beginning of period	$7.15	$10.80	$10.20	$9.46	N/A	N/A	N/A	N/A
End of period	$8.37	$7.15	$10.80	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	154	143	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division126
Accumulation unit value:
Beginning of period	$9.92	$16.14	$15.26	$14.12	$12.81	$11.23	$8.48	$10.50
End of period	$13.48	$9.92	$16.14	$15.26	$14.12	$12.81	$11.23	$8.48
Accumulation units outstanding
at the end of period	-	12,266	134,195	158,631	176,713	184,969	144,620	4,047

JNL/MCM S&P 500 Index Division126

Accumulation unit value:
Beginning of period	$7.73	$12.59	$12.19	$10.76	$10.47	$9.66	$7.68	$9.33
End of period	$9.59	$7.73	$12.59	$12.19	$10.76	$10.47	$9.66	$7.68
Accumulation units outstanding
at the end of period	-	16,054	174,374	235,923	239,939	264,990	227,623	4,153

JNL/MCM S&P SMid 60 Division1325

Accumulation unit value:
Beginning of period	$6.07	$8.84	$10.34	N/A	N/A	N/A	N/A	N/A
End of period	$9.66	$6.07	$8.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	6,613	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division126
Accumulation unit value:
Beginning of period	$11.03	$18.69	$21.19	$19.66	$18.33	$16.53	$11.34	$14.47
End of period	$11.39	$11.03	$18.69	$21.19	$19.66	$18.33	$16.53	$11.34
Accumulation units outstanding
at the end of period	-	3,064	95,065	152,527	186,729	196,608	144,327	21,069

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division196
Accumulation unit value:
Beginning of period	$9.63	$15.02	$15.59	$13.47	$13.13	$11.35	$7.90	$7.51
End of period	$12.07	$9.63	$15.02	$15.59	$13.47	$13.13	$11.35	$7.90
Accumulation units outstanding
at the end of period	-	10,089	68,658	90,347	107,045	131,913	121,413	2,031

JNL/MCM Technology Sector
Division521
Accumulation unit value:
Beginning of period	$3.89	$6.98	$6.19	$5.75	$5.70	$5.70	N/A	N/A
End of period	$6.28	$3.89	$6.98	$6.19	$5.75	$5.70	N/A	N/A
Accumulation units outstanding
at the end of period	-	443	14,651	15,624	5,320	487	N/A	N/A

JNL/MCM Value Line 30 Division675

Accumulation unit value:
Beginning of period	$9.23	$17.84	$15.17	$15.62	$11.43	$10.00	N/A	N/A
End of period	$10.43	$9.23	$17.84	$15.17	$15.62	$11.43	N/A	N/A
Accumulation units outstanding
at the end of period	-	8,925	92,579	120,271	112,143	15,436	N/A	N/A

JNL/MCM VIP Division675

Accumulation unit value:
Beginning of period	$8.12	$14.42	$13.22	$11.97	$11.08	$10.00	N/A	N/A
End of period	$9.92	$8.12	$14.42	$13.22	$11.97	$11.08	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,193	72,827	102,655	55,599	8,712	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division132
Accumulation unit value:
Beginning of period	$8.87	$15.23	$14.55	$12.63	$11.28	$9.71	$7.02	$8.72
End of period	$12.18	$8.87	$15.23	$14.55	$12.63	$11.28	$9.71	$7.02
Accumulation units outstanding
at the end of period	-	6,138	38,279	60,745	50,815	56,222	54,230	15,294

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1791

Accumulation unit value:
Beginning of period	$4.16	$8.33	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.47	$4.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,322	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.36	$10.93	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.96	$10.36	$10.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	785	23,303	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division126
Accumulation unit value:
Beginning of period	$14.96	$15.13	$14.20	$13.93	$13.83	$13.45	$13.03	$12.47
End of period	$17.00	$14.96	$15.13	$14.20	$13.93	$13.83	$13.45	$13.03
Accumulation units outstanding
at the end of period	-	8,584	210,891	231,207	216,520	211,650	260,024	23,571

JNL/PPM America Core
Equity Division326
Accumulation unit value:
Beginning of period	$12.78	$21.81	$23.88	$21.32	$19.91	$17.89	$15.19	N/A
End of period	$15.90	$12.78	$21.81	$23.88	$21.32	$19.91	$17.89	N/A
Accumulation units outstanding
at the end of period	-	-	2,465	2,227	1,964	2,614	3,288	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.37	$13.74	$14.12	$12.97	$12.95	$12.59	N/A	N/A
End of period	$13.50	$9.37	$13.74	$14.12	$12.97	$12.95	N/A	N/A
Accumulation units outstanding
at the end of period	-	879	62,159	67,405	83,492	96,607	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division164
Accumulation unit value:
Beginning of period	$10.86	$20.89	$22.48	$20.20	$19.55	$18.09	$14.75	$14.35
End of period	$15.46	$10.86	$20.89	$22.48	$20.20	$19.55	$18.09	$14.75
Accumulation units outstanding
at the end of period	-	-	14,037	18,251	17,068	21,426	28,142	4,743

JNL/Red Rocks Listed
Private Equity Division1941
Accumulation unit value:
Beginning of period	$5.92	$5.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,218	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.68	$9.38	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.33	$6.68	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,773	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.62	$10.54	$10.23	N/A	N/A	N/A	N/A	N/A
End of period	$8.90	$7.62	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	6,940	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division138
Accumulation unit value:
Beginning of period	$9.83	$16.41	$15.26	$13.41	$12.56	$11.32	$9.07	$10.13
End of period	$12.68	$9.83	$16.41	$15.26	$13.41	$12.56	$11.32	$9.07
Accumulation units outstanding
at the end of period	-	11,110	249,487	331,149	361,280	403,276	101,373	2,407

JNL/S&P Managed Conservative
Division688
Accumulation unit value:
Beginning of period	$9.94	$11.71	$11.19	$10.53	$10.31	$9.96	N/A	N/A
End of period	$11.11	$9.94	$11.71	$11.19	$10.53	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,181	266,524	27,820	21,472	1,797	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division123
Accumulation unit value:
Beginning of period	$10.36	$16.27	$15.20	$13.53	$12.79	$11.65	$9.72	$11.06
End of period	$13.06	$10.36	$16.27	$15.20	$13.53	$12.79	$11.65	$9.72
Accumulation units outstanding
at the end of period	-	42,451	452,119	562,584	652,179	707,851	698,075	32,796

JNL/S&P Managed Moderate
Division694
Accumulation unit value:
Beginning of period	$9.71	$12.52	$11.80	$10.86	$10.50	$10.03	N/A	N/A
End of period	$11.34	$9.71	$12.52	$11.80	$10.86	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	32,536	64,653	51,241	17,830	N/A	N/A

JNL/S&P Managed Moderate
Growth Division138
Accumulation unit value:
Beginning of period	$11.03	$15.46	$14.45	$13.08	$12.48	$11.57	$9.98	$10.42
End of period	$13.41	$11.03	$15.46	$14.45	$13.08	$12.48	$11.57	$9.98
Accumulation units outstanding
at the end of period	-	23,120	277,455	314,882	298,237	330,115	241,300	27,490

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	$8.02	$11.01	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.45	$8.02	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	193	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	$7.76	$11.82	$12.18	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$7.76	$11.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,420	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$8.98	$11.14	$10.91	N/A	N/A	N/A	N/A	N/A
End of period	$10.09	$8.98	$11.14	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,374	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division129

Accumulation unit value:
Beginning of period	$21.77	$27.89	$26.35	$23.55	$22.71	$20.80	$17.38	$18.72
End of period	$25.66	$21.77	$27.89	$26.35	$23.55	$22.71	$20.80	$17.38
Accumulation units outstanding
at the end of period	-	5,431	41,246	44,123	47,915	49,577	32,059	1,033

JNL/Select Money Market
Division161
Accumulation unit value:
Beginning of period	$13.03	$12.95	$12.56	$12.20	$12.07	$12.16	$12.29	$12.32
End of period	$12.85	$13.03	$12.95	$12.56	$12.20	$12.07	$12.16	$12.29
Accumulation units outstanding
at the end of period	-	1,124	166,427	97,052	37,476	76,292	63,561	7,315

JNL/Select Value Division161

Accumulation unit value:
Beginning of period	$14.48	$22.07	$20.78	$17.45	$16.39	$14.50	$10.66	N/A
End of period	$17.68	$14.48	$22.07	$20.78	$17.45	$16.39	$14.50	N/A
Accumulation units outstanding
at the end of period	-	2,654	28,271	38,877	21,265	22,006	14,843	N/A

JNL/T.Rowe Price Established
Growth Division160
Accumulation unit value:
Beginning of period	$18.15	$32.25	$29.74	$26.57	$25.43	$23.50	$18.29	$18.58
End of period	$25.64	$18.15	$32.25	$29.74	$26.57	$25.43	$23.50	$18.29
Accumulation units outstanding
at the end of period	-	2,813	62,133	64,420	70,179	61,193	46,762	2,757

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division164
Accumulation unit value:
Beginning of period	$26.31	$45.01	$39.00	$37.09	$33.01	$28.40	$20.81	$20.03
End of period	$38.04	$26.31	$45.01	$39.00	$37.09	$33.01	$28.40	$20.81
Accumulation units outstanding
at the end of period	-	3,179	33,409	38,962	40,814	44,442	51,055	3,108

JNL/T.Rowe Price Short-Term
Bond Division1087
Accumulation unit value:
Beginning of period	$9.75	$10.53	$10.20	$10.00	N/A	N/A	N/A	N/A
End of period	$10.33	$9.75	$10.53	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	18,846	6,012	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division129
Accumulation unit value:
Beginning of period	$9.44	$16.11	$16.22	$13.72	$13.13	$11.57	$9.05	$10.89
End of period	$12.74	$9.44	$16.11	$16.22	$13.72	$13.13	$11.57	$9.05
Accumulation units outstanding
at the end of period	-	2,612	90,026	112,933	115,458	126,107	75,681	13,495

Accumulation Unit Values
Contract with Endorsements - 1.55%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2092
Accumulation unit value:
Beginning of period	$11.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	313,018	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2127
Accumulation unit value:
Beginning of period	$12.54	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.09	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	231,337	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2092
Accumulation unit value:
Beginning of period	$12.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	636,807	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2014
Accumulation unit value:
Beginning of period	$10.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	208,662	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division844
Accumulation unit value:
Beginning of period	$8.24	$13.01	$15.55	$11.58	$10.49	N/A	N/A	N/A
End of period	$10.75	$8.24	$13.01	$15.55	$11.58	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	422,089	297,294	268,161	227,746	28,111	N/A	N/A	N/A

JNL/AIM International
Growth Division470
Accumulation unit value:
Beginning of period	$10.99	$18.89	$17.48	$14.48	$13.29	$11.60	$11.06	N/A
End of period	$14.82	$10.99	$18.89	$17.48	$14.48	$13.29	$11.60	N/A
Accumulation units outstanding
at the end of period	305,848	145,742	166,338	86,954	24,161	6,650	1,056	N/A

JNL/AIM Large Cap Growth
Division456
Accumulation unit value:
Beginning of period	$8.73	$14.23	$12.49	$11.76	$11.13	$10.28	$9.88	N/A
End of period	$10.69	$8.73	$14.23	$12.49	$11.76	$11.13	$10.28	N/A
Accumulation units outstanding
at the end of period	423,865	171,833	118,603	61,330	30,162	13,465	1,810	N/A

JNL/AIM Small Cap Growth
Division434
Accumulation unit value:
Beginning of period	$9.30	$15.67	$14.29	$12.67	$11.87	$11.28	$11.00	N/A
End of period	$12.34	$9.30	$15.67	$14.29	$12.67	$11.87	$11.28	N/A
Accumulation units outstanding
at the end of period	136,276	39,607	54,154	23,524	11,841	14,291	3,608	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division439
Accumulation unit value:
Beginning of period	$8.98	$12.72	$11.97	$10.97	$10.12	$9.40	$8.99	N/A
End of period	$10.83	$8.98	$12.72	$11.97	$10.97	$10.12	$9.40	N/A
Accumulation units outstanding
at the end of period	401,643	278,609	196,750	164,146	85,324	70,072	3,110	N/A

JNL/Capital Guardian
Global Diversified Research Division650
Accumulation unit value:
Beginning of period	$17.23	$30.42	$25.61	$22.96	$22.88	$19.75	N/A	N/A
End of period	$23.45	$17.23	$30.42	$25.61	$22.96	$22.88	N/A	N/A
Accumulation units outstanding
at the end of period	161,054	84,005	37,283	16,173	4,611	1,514	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1451
Accumulation unit value:
Beginning of period	$4.47	$9.86	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$6.72	$4.47	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	202,936	32,860	7,099	N/A	N/A	N/A	N/A	N/A
JNL/Capital Guardian
U.S. Growth Equity Division628
Accumulation unit value:
Beginning of period	$17.18	$29.52	$27.32	$26.53	$25.74	$22.90	N/A	N/A
End of period	$22.81	$17.18	$29.52	$27.32	$26.53	$25.74	N/A	N/A
Accumulation units outstanding
at the end of period	167,568	69,982	27,777	13,950	10,903	2,171	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.58	$13.70	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.71	$6.58	$13.70	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,234,126	747,444	516,298	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.56	$10.69	$10.01	N/A	N/A	N/A	N/A	N/A
End of period	$8.06	$6.56	$10.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	259,668	255,612	36,065	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division439

Accumulation unit value:
Beginning of period	$11.36	$18.93	$19.12	$17.28	$16.98	$16.22	$15.03	N/A
End of period	$14.97	$11.36	$18.93	$19.12	$17.28	$16.98	$16.22	N/A
Accumulation units outstanding
at the end of period	95,801	41,035	19,182	16,788	13,898	11,582	360	N/A

JNL/Eagle SmallCap Equity
Division468
Accumulation unit value:
Beginning of period	$15.47	$25.47	$23.08	$19.51	$19.33	$16.53	$16.53	N/A
End of period	$20.64	$15.47	$25.47	$23.08	$19.51	$19.33	$16.53	N/A
Accumulation units outstanding
at the end of period	202,979	113,157	121,256	54,307	9,578	3,273	151	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.25	$9.94	$10.04	N/A	N/A	N/A	N/A	N/A
End of period	$8.01	$6.25	$9.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,418,703	1,842,320	1,534,952	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.80	$9.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.47	$5.80	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	245,285	172,937	77,580	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1067
Accumulation unit value:
Beginning of period	$7.54	$10.90	$10.87	$10.03	N/A	N/A	N/A	N/A
End of period	$9.87	$7.54	$10.90	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,092,946	666,524	626,142	144,932	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.04	$9.87	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$6.04	$9.87	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	429,402	253,910	189,959	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division828
Accumulation unit value:
Beginning of period	$7.70	$11.69	$12.65	$10.92	$9.94	N/A	N/A	N/A
End of period	$10.13	$7.70	$11.69	$12.65	$10.92	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	175,845	135,505	108,110	66,736	5,984	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division439
Accumulation unit value:
Beginning of period	$18.81	$20.15	$19.13	$18.55	$18.36	$17.44	$17.06	N/A
End of period	$21.14	$18.81	$20.15	$19.13	$18.55	$18.36	$17.44	N/A
Accumulation units outstanding
at the end of period	402,011	263,680	267,599	191,645	75,603	21,247	1,075	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division1902
Accumulation unit value:
Beginning of period	$9.64	$9.97	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	260,427	17,404	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division834
Accumulation unit value:
Beginning of period	$8.18	$13.00	$12.85	$11.27	$10.27	N/A	N/A	N/A
End of period	$10.69	$8.18	$13.00	$12.85	$11.27	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	305,957	181,259	213,766	97,021	6,085	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2132
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	364,045	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division549
Accumulation unit value:
Beginning of period	$9.47	$17.33	$15.72	$12.09	$10.36	$9.25	N/A	N/A
End of period	$12.14	$9.47	$17.33	$15.72	$12.09	$10.36	N/A	N/A
Accumulation units outstanding
at the end of period	330,514	318,017	496,139	307,353	93,407	22,824	N/A	N/A

JNL/JPMorgan MidCap
Growth Division612
Accumulation unit value:
Beginning of period	$13.89	$25.39	$23.88	$21.65	$20.71	$18.31	N/A	N/A
End of period	$19.55	$13.89	$25.39	$23.88	$21.65	$20.71	N/A	N/A
Accumulation units outstanding
at the end of period	70,486	19,281	30,893	18,474	2,546	17,739	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division459
Accumulation unit value:
Beginning of period	$17.29	$16.48	$15.74	$15.48	$15.36	$15.02	$15.01	N/A
End of period	$17.65	$17.29	$16.48	$15.74	$15.48	$15.36	$15.02	N/A
Accumulation units outstanding
at the end of period	543,869	583,256	188,539	107,492	68,691	15,390	1,067	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1077
Accumulation unit value:
Beginning of period	$6.94	$14.12	$10.88	$8.62	N/A	N/A	N/A	N/A
End of period	$11.74	$6.94	$14.12	$10.88	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	992,355	406,931	323,617	63,467	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division456
Accumulation unit value:
Beginning of period	$11.89	$19.78	$20.63	$18.28	$17.07	$13.90	$13.25	N/A
End of period	$16.34	$11.89	$19.78	$20.63	$18.28	$17.07	$13.90	N/A
Accumulation units outstanding
at the end of period	168,092	130,263	142,490	104,688	82,571	17,637	1,458	N/A

JNL/Lazard Small Cap
Equity Division422
Accumulation unit value:
Beginning of period	$9.53	$15.75	$17.17	$14.93	$14.49	$12.75	$11.38	N/A
End of period	$8.99	$9.53	$15.75	$17.17	$14.93	$14.49	$12.75	N/A
Accumulation units outstanding
at the end of period	-	77,669	68,026	87,866	48,145	14,564	3,401	N/A

JNL/M&G Global Basics
Division1948
Accumulation unit value:
Beginning of period	$8.39	$8.03	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.14	$8.39	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,357	273	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$10.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	58,218	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1332
Accumulation unit value:
Beginning of period	$6.16	$9.82	$10.25	N/A	N/A	N/A	N/A	N/A
End of period	$7.56	$6.16	$9.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	784,598	406,463	86,872	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division401

Accumulation unit value:
Beginning of period	$7.68	$12.04	$12.58	$11.39	$11.91	$9.92	$8.59	N/A
End of period	$11.56	$7.68	$12.04	$12.58	$11.39	$11.91	$9.92	N/A
Accumulation units outstanding
at the end of period	569,563	1,190,343	1,485,317	1,009,191	669,130	308,451	13,367	N/A

JNL/MCM Bond Index Division401

Accumulation unit value:
Beginning of period	$12.12	$11.87	$11.32	$11.10	$11.06	$10.84	$10.61	N/A
End of period	$12.61	$12.12	$11.87	$11.32	$11.10	$11.06	$10.84	N/A
Accumulation units outstanding
at the end of period	806,069	625,614	695,023	532,442	275,766	128,154	2,185	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division507
Accumulation unit value:
Beginning of period	$3.68	$6.20	$6.03	$4.50	$4.53	$4.14	N/A	N/A
End of period	$4.55	$3.68	$6.20	$6.03	$4.50	$4.53	N/A	N/A
Accumulation units outstanding
at the end of period	422,133	145,051	333,867	151,751	23,759	19,760	N/A	N/A

JNL/MCM Consumer Brands
Sector Division476
Accumulation unit value:
Beginning of period	$7.13	$10.54	$11.62	$10.41	$10.83	$9.99	$9.61	N/A
End of period	$9.35	$7.13	$10.54	$11.62	$10.41	$10.83	$9.99	N/A
Accumulation units outstanding
at the end of period	88,078	74,052	37,308	34,049	15,221	4,607	587	N/A

JNL/MCM Dow 10 Division401

Accumulation unit value:
Beginning of period	$5.98	$11.26	$11.32	$8.87	$9.55	$9.43	$8.43	N/A
End of period	$6.82	$5.98	$11.26	$11.32	$8.87	$9.55	$9.43	N/A
Accumulation units outstanding
at the end of period	835,706	1,190,441	1,709,512	1,297,037	759,996	400,458	13,968	N/A

JNL/MCM Dow Dividend Division998

Accumulation unit value:
Beginning of period	$5.22	$10.47	$11.82	$10.02	N/A	N/A	N/A	N/A
End of period	$6.18	$5.22	$10.47	$11.82	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	698,167	665,042	774,587	524,463	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division443
Accumulation unit value:
Beginning of period	$6.10	$9.96	$9.75	$8.47	$8.25	$7.53	$7.05	N/A
End of period	$5.68	$6.10	$9.96	$9.75	$8.47	$8.25	$7.53	N/A
Accumulation units outstanding
at the end of period	-	125,899	104,312	71,807	49,163	22,336	3,476	N/A

JNL/MCM European 30 Division1914

Accumulation unit value:
Beginning of period	$8.59	$8.20	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.93	$8.59	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,422	339	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division476
Accumulation unit value:
Beginning of period	$5.82	$11.98	$14.72	$12.60	$12.06	$10.79	$10.47	N/A
End of period	$6.80	$5.82	$11.98	$14.72	$12.60	$12.06	$10.79	N/A
Accumulation units outstanding
at the end of period	491,100	292,439	84,340	134,363	101,405	51,142	539	N/A

JNL/MCM Global 15 Division401

Accumulation unit value:
Beginning of period	$9.73	$19.19	$17.54	$12.71	$11.72	$9.29	$8.60	N/A
End of period	$12.55	$9.73	$19.19	$17.54	$12.71	$11.72	$9.29	N/A
Accumulation units outstanding
at the end of period	911,986	1,152,883	1,608,815	1,309,449	676,160	314,362	12,251	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2147

Accumulation unit value:
Beginning of period	$9.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,329	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division476
Accumulation unit value:
Beginning of period	$9.52	$12.59	$11.88	$11.36	$10.72	$10.52	$10.22	N/A
End of period	$11.33	$9.52	$12.59	$11.88	$11.36	$10.72	$10.52	N/A
Accumulation units outstanding
at the end of period	325,763	363,313	161,198	119,697	101,053	42,891	552	N/A

JNL/MCM Index 5 Division1331

Accumulation unit value:
Beginning of period	$6.83	$9.90	$10.03	N/A	N/A	N/A	N/A	N/A
End of period	$8.42	$6.83	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	388,706	179,719	63,526	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division401
Accumulation unit value:
Beginning of period	$11.41	$20.30	$18.68	$15.11	$13.54	$11.51	$9.63	N/A
End of period	$14.52	$11.41	$20.30	$18.68	$15.11	$13.54	$11.51	N/A
Accumulation units outstanding
at the end of period	540,124	477,830	519,360	438,635	295,518	131,445	6,899	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division684

Accumulation unit value:
Beginning of period	$7.86	$13.88	$13.90	$11.88	$10.91	$9.77	N/A	N/A
End of period	$9.60	$7.86	$13.88	$13.90	$11.88	$10.91	N/A	N/A
Accumulation units outstanding
at the end of period	7,325,862	8,095,386	9,002,192	6,578,596	1,804,479	84,294	N/A	N/A

JNL/MCM JNL Optimized
5 Division1070
Accumulation unit value:
Beginning of period	$6.37	$11.99	$10.72	$9.75	N/A	N/A	N/A	N/A
End of period	$8.63	$6.37	$11.99	$10.72	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,565,996	1,348,856	952,298	176,527	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division680

Accumulation unit value:
Beginning of period	$7.35	$12.76	$10.89	$10.56	$10.83	$9.90	N/A	N/A
End of period	$9.71	$7.35	$12.76	$10.89	$10.56	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	128,360	111,629	155,379	131,853	82,210	12,025	N/A	N/A

JNL/MCM NYSE International
25 Division1309
Accumulation unit value:
Beginning of period	$6.15	$11.56	$10.25	N/A	N/A	N/A	N/A	N/A
End of period	$8.24	$6.15	$11.56	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	199,041	157,398	132,009	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division507
Accumulation unit value:
Beginning of period	$22.59	$36.92	$27.72	$23.31	$17.30	$13.44	N/A	N/A
End of period	$26.71	$22.59	$36.92	$27.72	$23.31	$17.30	N/A	N/A
Accumulation units outstanding
at the end of period	402,334	316,621	249,682	206,699	69,598	16,382	N/A	N/A

JNL/MCM Pacific Rim
30 Division1942
Accumulation unit value:
Beginning of period	$9.56	$8.96	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.69	$9.56	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,288	106	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division401

Accumulation unit value:
Beginning of period	$7.08	$14.27	$13.80	$13.39	$9.91	$8.55	$7.75	N/A
End of period	$8.35	$7.08	$14.27	$13.80	$13.39	$9.91	$8.55	N/A
Accumulation units outstanding
at the end of period	794,774	1,095,497	1,472,911	1,152,097	793,160	364,425	13,357	N/A

JNL/MCM S&P 24 Division1094

Accumulation unit value:
Beginning of period	$7.15	$10.80	$10.19	$9.47	N/A	N/A	N/A	N/A
End of period	$8.37	$7.15	$10.80	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	108,322	336,750	41,813	15,422	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division401
Accumulation unit value:
Beginning of period	$9.92	$16.13	$15.25	$14.12	$12.81	$11.23	$10.16	N/A
End of period	$13.48	$9.92	$16.13	$15.25	$14.12	$12.81	$11.23	N/A
Accumulation units outstanding
at the end of period	525,018	590,245	646,365	563,425	393,373	161,787	12,556	N/A

JNL/MCM S&P 500 Index Division401

Accumulation unit value:
Beginning of period	$7.73	$12.59	$12.19	$10.76	$10.47	$9.66	$8.77	N/A
End of period	$9.59	$7.73	$12.59	$12.19	$10.76	$10.47	$9.66	N/A
Accumulation units outstanding
at the end of period	1,402,949	1,016,313	956,182	824,857	594,673	335,396	24,066	N/A

JNL/MCM S&P SMid 60 Division1309

Accumulation unit value:
Beginning of period	$6.07	$8.84	$10.29	N/A	N/A	N/A	N/A	N/A
End of period	$9.66	$6.07	$8.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	319,725	132,575	118,952	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division401
Accumulation unit value:
Beginning of period	$11.02	$18.68	$21.18	$19.65	$18.32	$16.53	$14.77	N/A
End of period	$11.38	$11.02	$18.68	$21.18	$19.65	$18.32	$16.53	N/A
Accumulation units outstanding
at the end of period	421,714	585,802	877,057	619,820	324,408	148,795	8,907	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division401
Accumulation unit value:
Beginning of period	$9.62	$15.02	$15.58	$13.47	$13.12	$11.35	$10.18	N/A
End of period	$12.07	$9.62	$15.02	$15.58	$13.47	$13.12	$11.35	N/A
Accumulation units outstanding
at the end of period	579,289	501,001	463,214	464,140	339,827	139,531	7,856	N/A

JNL/MCM Technology Sector
Division476
Accumulation unit value:
Beginning of period	$3.89	$6.97	$6.18	$5.74	$5.69	$5.72	$5.52	N/A
End of period	$6.27	$3.89	$6.97	$6.18	$5.74	$5.69	$5.72	N/A
Accumulation units outstanding
at the end of period	992,842	461,101	438,384	317,214	279,270	129,880	1,022	N/A

JNL/MCM Value Line 30 Division680

Accumulation unit value:
Beginning of period	$9.23	$17.84	$15.17	$15.62	$11.43	$9.76	N/A	N/A
End of period	$10.42	$9.23	$17.84	$15.17	$15.62	$11.43	N/A	N/A
Accumulation units outstanding
at the end of period	787,197	907,757	1,063,176	1,034,889	592,561	35,975	N/A	N/A

JNL/MCM VIP Division680

Accumulation unit value:
Beginning of period	$8.12	$14.42	$13.22	$11.97	$11.08	$9.89	N/A	N/A
End of period	$9.91	$8.12	$14.42	$13.22	$11.97	$11.08	N/A	N/A
Accumulation units outstanding
at the end of period	495,239	541,926	740,097	769,051	369,106	57,905	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division455
Accumulation unit value:
Beginning of period	$8.86	$15.22	$14.54	$12.63	$11.28	$9.71	$9.09	N/A
End of period	$12.17	$8.86	$15.22	$14.54	$12.63	$11.28	$9.71	N/A
Accumulation units outstanding
at the end of period	309,838	198,364	196,710	172,576	54,265	67,413	2,768	N/A

JNL/PAM Asia ex-Japan
Division1775
Accumulation unit value:
Beginning of period	$4.81	$8.99	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.03	$4.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	210,555	19,409	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1773

Accumulation unit value:
Beginning of period	$4.16	$7.91	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.47	$4.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	733,570	119,058	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.36	$10.93	$10.27	N/A	N/A	N/A	N/A	N/A
End of period	$11.96	$10.36	$10.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,538,185	1,024,910	163,863	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division448
Accumulation unit value:
Beginning of period	$14.95	$15.12	$14.19	$13.93	$13.83	$13.44	$13.29	N/A
End of period	$16.99	$14.95	$15.12	$14.19	$13.93	$13.83	$13.44	N/A
Accumulation units outstanding
at the end of period	2,973,809	1,259,488	776,668	544,615	281,871	120,585	5,025	N/A

JNL/PPM America Core
Equity Division581
Accumulation unit value:
Beginning of period	$12.77	$21.80	$23.87	$21.31	$19.90	$17.55	N/A	N/A
End of period	$15.89	$12.77	$21.80	$23.87	$21.31	$19.90	N/A	N/A
Accumulation units outstanding
at the end of period	-	7,211	2,997	987	4,548	5,641	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.37	$13.74	$14.11	$12.97	$12.95	$12.59	N/A	N/A
End of period	$13.49	$9.37	$13.74	$14.11	$12.97	$12.95	N/A	N/A
Accumulation units outstanding
at the end of period	815,363	314,989	331,997	321,840	180,688	80,530	N/A	N/A

JNL/PPM America Mid
Cap Value Division1776
Accumulation unit value:
Beginning of period	$5.63	$10.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$5.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	61,716	35,170	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1792
Accumulation unit value:
Beginning of period	$6.24	$10.14	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	89,213	25,404	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division456
Accumulation unit value:
Beginning of period	$10.85	$20.88	$22.47	$20.19	$19.54	$18.08	$16.92	N/A
End of period	$15.45	$10.85	$20.88	$22.47	$20.19	$19.54	$18.08	N/A
Accumulation units outstanding
at the end of period	71,380	14,467	12,978	8,771	7,169	2,355	771	N/A

JNL/Red Rocks Listed
Private Equity Division1901
Accumulation unit value:
Beginning of period	$5.92	$8.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	516,480	71,518	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1467

Accumulation unit value:
Beginning of period	$6.68	$9.92	$10.09	N/A	N/A	N/A	N/A	N/A
End of period	$9.33	$6.68	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,355,046	957,586	28,445	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1451
Accumulation unit value:
Beginning of period	$6.89	$9.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.79	$6.89	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	278,035	178,736	12,276	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.28	$10.49	$10.40	N/A	N/A	N/A	N/A	N/A
End of period	$7.75	$6.28	$10.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	168,557	68,988	73,919	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.62	$10.54	$9.95	N/A	N/A	N/A	N/A	N/A
End of period	$8.90	$7.62	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	280,802	139,087	102,729	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.75	$10.51	$10.13	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$6.75	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	448,461	208,029	90,564	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division1463
Accumulation unit value:
Beginning of period	$7.12	$9.76	$9.72	N/A	N/A	N/A	N/A	N/A
End of period	$8.66	$7.12	$9.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	209,764	97,351	5,531	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1451
Accumulation unit value:
Beginning of period	$6.26	$9.92	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.68	$6.26	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	185,769	78,260	6,935	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division434
Accumulation unit value:
Beginning of period	$9.82	$16.40	$15.26	$13.41	$12.55	$11.32	$10.76	N/A
End of period	$12.68	$9.82	$16.40	$15.26	$13.41	$12.55	$11.32	N/A
Accumulation units outstanding
at the end of period	307,003	228,293	223,773	244,207	200,810	156,327	12,896	N/A

JNL/S&P Managed Conservative
Division683
Accumulation unit value:
Beginning of period	$9.94	$11.70	$11.18	$10.53	$10.31	$9.96	N/A	N/A
End of period	$11.11	$9.94	$11.70	$11.18	$10.53	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	3,050,535	1,940,910	754,509	424,780	294,788	26,106	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division421
Accumulation unit value:
Beginning of period	$10.35	$16.26	$15.20	$13.52	$12.78	$11.65	$10.74	N/A
End of period	$13.05	$10.35	$16.26	$15.20	$13.52	$12.78	$11.65	N/A
Accumulation units outstanding
at the end of period	1,434,477	1,016,569	918,646	617,000	433,633	318,123	38,141	N/A

JNL/S&P Managed Moderate
Division694
Accumulation unit value:
Beginning of period	$9.71	$12.52	$11.80	$10.86	$10.50	$10.03	N/A	N/A
End of period	$11.34	$9.71	$12.52	$11.80	$10.86	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	1,904,032	1,382,379	989,721	646,879	250,236	4,369	N/A	N/A

JNL/S&P Managed Moderate
Growth Division449
Accumulation unit value:
Beginning of period	$11.03	$15.45	$14.44	$13.08	$12.48	$11.57	$11.14	N/A
End of period	$13.41	$11.03	$15.45	$14.44	$13.08	$12.48	$11.57	N/A
Accumulation units outstanding
at the end of period	2,572,052	1,421,968	1,439,287	997,540	467,176	232,780	34,168	N/A

JNL/S&P Retirement 2015
Division1006
Accumulation unit value:
Beginning of period	$8.02	$11.65	$10.84	$10.00	N/A	N/A	N/A	N/A
End of period	$9.45	$8.02	$11.65	$10.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	370,988	16,169	1,316	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1028
Accumulation unit value:
Beginning of period	$7.76	$11.82	$10.97	$10.03	N/A	N/A	N/A	N/A
End of period	$9.25	$7.76	$11.82	$10.97	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	27,411	11,470	10,661	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	$7.58	$11.97	$11.83	N/A	N/A	N/A	N/A	N/A
End of period	$9.13	$7.58	$11.97	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,862	2,156	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1059
Accumulation unit value:
Beginning of period	$8.98	$11.14	$10.58	$10.07	N/A	N/A	N/A	N/A
End of period	$10.09	$8.98	$11.14	$10.58	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	201,108	73,504	24,348	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1451

Accumulation unit value:
Beginning of period	$6.37	$10.06	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.97	$6.37	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	131,839	68,840	6,874	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division443

Accumulation unit value:
Beginning of period	$21.76	$27.87	$26.34	$23.53	$22.70	$20.79	$19.80	N/A
End of period	$25.64	$21.76	$27.87	$26.34	$23.53	$22.70	$20.79	N/A
Accumulation units outstanding
at the end of period	446,419	254,987	198,957	135,137	70,150	36,531	3,265	N/A

JNL/Select Money Market
Division413
Accumulation unit value:
Beginning of period	$13.02	$12.94	$12.55	$12.20	$12.06	$12.15	$12.19	N/A
End of period	$12.84	$13.02	$12.94	$12.55	$12.20	$12.06	$12.15	N/A
Accumulation units outstanding
at the end of period	1,696,791	2,010,086	1,093,342	946,638	170,229	43,153	2,036	N/A

JNL/Select Value Division439

Accumulation unit value:
Beginning of period	$14.48	$22.07	$20.78	$17.45	$16.39	$14.50	$13.17	N/A
End of period	$17.68	$14.48	$22.07	$20.78	$17.45	$16.39	$14.50	N/A
Accumulation units outstanding
at the end of period	206,051	190,713	128,734	98,781	43,080	19,806	1,924	N/A

JNL/T.Rowe Price Established
Growth Division439
Accumulation unit value:
Beginning of period	$18.14	$32.23	$29.73	$26.55	$25.42	$23.49	$21.79	N/A
End of period	$25.62	$18.14	$32.23	$29.73	$26.55	$25.42	$23.49	N/A
Accumulation units outstanding
at the end of period	422,024	137,734	130,526	66,951	38,825	20,525	3,946	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division447
Accumulation unit value:
Beginning of period	$26.29	$44.99	$38.98	$37.07	$33.00	$28.39	$27.39	N/A
End of period	$38.01	$26.29	$44.99	$38.98	$37.07	$33.00	$28.39	N/A
Accumulation units outstanding
at the end of period	290,086	127,027	152,998	75,622	41,547	32,413	2,203	N/A

JNL/T.Rowe Price Short-Term
Bond Division1064
Accumulation unit value:
Beginning of period	$9.75	$10.53	$10.20	$10.00	N/A	N/A	N/A	N/A
End of period	$10.33	$9.75	$10.53	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	337,365	330,128	107,911	85,548	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division443
Accumulation unit value:
Beginning of period	$9.44	$16.10	$16.21	$13.72	$13.13	$11.57	$10.71	N/A
End of period	$12.74	$9.44	$16.10	$16.21	$13.72	$13.13	$11.57	N/A
Accumulation units outstanding
at the end of period	340,497	215,736	293,551	235,935	159,645	108,413	6,820	N/A

Accumulation Unit Values
Contract with Endorsements - 1.56%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division1184
Accumulation unit value:
Beginning of period	$8.23	$13.01	$15.55	$14.99	N/A	N/A	N/A	N/A
End of period	$10.74	$8.23	$13.01	$15.55	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	14,104	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division230
Accumulation unit value:
Beginning of period	$10.97	$18.87	$17.46	$14.47	$13.28	$11.59	$9.16	$9.34
End of period	$14.80	$10.97	$18.87	$17.46	$14.47	$13.28	$11.59	$9.16
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	713

JNL/AIM Large Cap Growth
Division835
Accumulation unit value:
Beginning of period	$8.73	$14.22	$12.48	$11.75	$10.73	N/A	N/A	N/A
End of period	$10.68	$8.73	$14.22	$12.48	$11.75	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	12,535	58,746	6,433	-	N/A	N/A	N/A

JNL/AIM Small Cap Growth
Division902
Accumulation unit value:
Beginning of period	$9.29	$15.66	$14.28	$12.67	$12.28	N/A	N/A	N/A
End of period	$12.33	$9.29	$15.66	$14.28	$12.67	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	16,760	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division625
Accumulation unit value:
Beginning of period	$17.16	$29.48	$27.29	$26.50	$25.71	$22.78	N/A	N/A
End of period	$22.78	$17.16	$29.48	$27.29	$26.50	$25.71	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	16,619	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.58	$13.69	$11.30	N/A	N/A	N/A	N/A	N/A
End of period	$9.71	$6.58	$13.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,737	47,178	47,197	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division230

Accumulation unit value:
Beginning of period	$11.35	$18.91	$19.10	$17.26	$16.96	$16.20	$13.22	$13.75
End of period	$14.95	$11.35	$18.91	$19.10	$17.26	$16.96	$16.20	$13.22
Accumulation units outstanding
at the end of period	-	-	-	-	2,361	2,037	815	484

JNL/Eagle SmallCap Equity
Division230
Accumulation unit value:
Beginning of period	$15.45	$25.44	$23.05	$19.50	$19.31	$16.51	$11.98	$11.67
End of period	$20.62	$15.45	$25.44	$23.05	$19.50	$19.31	$16.51	$11.98
Accumulation units outstanding
at the end of period	-	3,607	55,354	16,776	862	1,769	459	285

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division902
Accumulation unit value:
Beginning of period	$7.70	$11.69	$12.65	$10.92	$10.74	N/A	N/A	N/A
End of period	$10.12	$7.70	$11.69	$12.65	$10.92	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	19,298	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division414
Accumulation unit value:
Beginning of period	$18.79	$20.12	$19.10	$18.53	$18.34	$17.43	$16.96	N/A
End of period	$21.11	$18.79	$20.12	$19.10	$18.53	$18.34	$17.43	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	18,818	-	151,417	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JNL/Goldman Sachs Mid
Cap Value Division1057
Accumulation unit value:
Beginning of period	$8.18	$13.00	$12.84	$11.98	N/A	N/A	N/A	N/A
End of period	$10.68	$8.18	$13.00	$12.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division625
Accumulation unit value:
Beginning of period	$9.46	$17.31	$15.70	$12.08	$10.35	$8.62	N/A	N/A
End of period	$12.12	$9.46	$17.31	$15.70	$12.08	$10.35	N/A	N/A
Accumulation units outstanding
at the end of period	-	8,347	8,084	34,109	-	43,379	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.94	$14.11	$12.85	N/A	N/A	N/A	N/A	N/A
End of period	$11.74	$6.94	$14.11	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	33,213	33,227	33,245	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division1147
Accumulation unit value:
Beginning of period	$11.87	$19.76	$20.61	$18.97	N/A	N/A	N/A	N/A
End of period	$16.32	$11.87	$19.76	$20.61	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division1092
Accumulation unit value:
Beginning of period	$9.52	$15.73	$17.15	$15.33	N/A	N/A	N/A	N/A
End of period	$8.98	$9.52	$15.73	$17.15	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	415	415	415	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division421

Accumulation unit value:
Beginning of period	$7.67	$12.03	$12.57	$11.38	$11.91	$9.92	$8.29	N/A
End of period	$11.55	$7.67	$12.03	$12.57	$11.38	$11.91	$9.92	N/A
Accumulation units outstanding
at the end of period	-	-	-	24,630	72,025	56,702	24,630	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division1175
Accumulation unit value:
Beginning of period	$3.68	$6.19	$6.03	$5.72	N/A	N/A	N/A	N/A
End of period	$4.55	$3.68	$6.19	$6.03	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	65,410	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division421

Accumulation unit value:
Beginning of period	$5.98	$11.25	$11.31	$8.87	$9.55	$9.43	$8.09	N/A
End of period	$6.82	$5.98	$11.25	$11.31	$8.87	$9.55	$9.43	N/A
Accumulation units outstanding
at the end of period	5,887	11,472	9,751	30,594	86,678	62,113	25,018	N/A

JNL/MCM Dow Dividend Division1092

Accumulation unit value:
Beginning of period	$5.22	$10.47	$11.81	$10.30	N/A	N/A	N/A	N/A
End of period	$6.18	$5.22	$10.47	$11.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	9,048	8,649	5,106	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	$6.09	$9.95	$9.70	N/A	N/A	N/A	N/A	N/A
End of period	$5.68	$6.09	$9.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	19,904	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division421

Accumulation unit value:
Beginning of period	$9.72	$19.17	$17.53	$12.71	$11.71	$9.29	$8.51	N/A
End of period	$12.54	$9.72	$19.17	$17.53	$12.71	$11.71	$9.29	N/A
Accumulation units outstanding
at the end of period	11,400	11,512	10,739	23,559	68,424	57,478	23,559	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division447
Accumulation unit value:
Beginning of period	$11.40	$20.29	$18.67	$15.10	$13.54	$11.51	$10.57	N/A
End of period	$14.51	$11.40	$20.29	$18.67	$15.10	$13.54	$11.51	N/A
Accumulation units outstanding
at the end of period	10,505	14,975	15,023	2,918	5,434	5,039	1,219	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division751

Accumulation unit value:
Beginning of period	$7.85	$13.88	$13.90	$11.88	$10.52	N/A	N/A	N/A
End of period	$9.60	$7.85	$13.88	$13.90	$11.88	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	193,432	56,133	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.36	$11.99	$10.60	N/A	N/A	N/A	N/A	N/A
End of period	$8.63	$6.36	$11.99	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,280	35,280	51,893	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division537
Accumulation unit value:
Beginning of period	$22.57	$36.89	$27.70	$23.29	$17.29	$13.87	N/A	N/A
End of period	$26.68	$22.57	$36.89	$27.70	$23.29	$17.29	N/A	N/A
Accumulation units outstanding
at the end of period	1,431	4,206	4,807	15,029	87,402	1,774	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division421

Accumulation unit value:
Beginning of period	$7.07	$14.26	$13.79	$13.38	$9.90	$8.55	$7.55	N/A
End of period	$8.34	$7.07	$14.26	$13.79	$13.38	$9.90	$8.55	N/A
Accumulation units outstanding
at the end of period	4,845	3,454	3,157	27,159	68,518	66,289	27,159	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division230
Accumulation unit value:
Beginning of period	$9.91	$16.12	$15.24	$14.12	$12.80	$11.23	$8.48	$8.59
End of period	$13.47	$9.91	$16.12	$15.24	$14.12	$12.80	$11.23	$8.48
Accumulation units outstanding
at the end of period	2,974	6,232	5,968	1,906	1,434	2,545	1,277	775

JNL/MCM S&P 500 Index Division230

Accumulation unit value:
Beginning of period	$7.72	$12.58	$12.18	$10.75	$10.46	$9.66	$7.67	$7.98
End of period	$9.58	$7.72	$12.58	$12.18	$10.75	$10.46	$9.66	$7.67
Accumulation units outstanding
at the end of period	4,103	77,347	3,531	-	2,378	1,859	1,398	834

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division421
Accumulation unit value:
Beginning of period	$11.01	$18.66	$21.17	$19.64	$18.31	$16.52	$14.33	N/A
End of period	$11.37	$11.01	$18.66	$21.17	$19.64	$18.31	$16.52	N/A
Accumulation units outstanding
at the end of period	-	-	-	14,025	43,114	34,991	14,025	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division230
Accumulation unit value:
Beginning of period	$9.62	$15.01	$15.57	$13.46	$13.12	$11.35	$7.90	$8.03
End of period	$12.06	$9.62	$15.01	$15.57	$13.46	$13.12	$11.35	$7.90
Accumulation units outstanding
at the end of period	-	-	-	-	1,897	3,035	1,346	828

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	$3.88	$6.97	$6.45	N/A	N/A	N/A	N/A	N/A
End of period	$6.26	$3.88	$6.97	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36,498	36,498	317,644	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division902

Accumulation unit value:
Beginning of period	$9.23	$17.84	$15.16	$15.62	$13.05	N/A	N/A	N/A
End of period	$10.42	$9.23	$17.84	$15.16	$15.62	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	14,051	N/A	N/A	N/A

JNL/MCM VIP Division829

Accumulation unit value:
Beginning of period	$8.12	$14.41	$13.22	$11.97	$10.49	N/A	N/A	N/A
End of period	$9.91	$8.12	$14.41	$13.22	$11.97	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,968	4,725	4,466	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division230
Accumulation unit value:
Beginning of period	$14.93	$15.11	$14.18	$13.92	$13.82	$13.44	$13.02	$12.84
End of period	$16.97	$14.93	$15.11	$14.18	$13.92	$13.82	$13.44	$13.02
Accumulation units outstanding
at the end of period	-	-	-	-	2,221	1,443	1,752	1,038

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.36	$13.72	$14.10	$12.96	$12.94	$12.58	N/A	N/A
End of period	$13.48	$9.36	$13.72	$14.10	$12.96	$12.94	N/A	N/A
Accumulation units outstanding
at the end of period	293,867	296,356	267,892	126,491	-	162,480	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	$11.02	$15.43	$15.34	N/A	N/A	N/A	N/A	N/A
End of period	$13.39	$11.02	$15.43	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,204	15,568	17,617	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market
Division226
Accumulation unit value:
Beginning of period	$13.01	$12.93	$12.54	$12.18	$12.05	$12.14	$12.28	$12.29
End of period	$12.82	$13.01	$12.93	$12.54	$12.18	$12.05	$12.14	$12.28
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division230
Accumulation unit value:
Beginning of period	$18.11	$32.19	$29.69	$26.52	$25.39	$23.47	$18.26	$19.13
End of period	$25.59	$18.11	$32.19	$29.69	$26.52	$25.39	$23.47	$18.26
Accumulation units outstanding
at the end of period	-	2,723	43,730	1,695	2,703	2,488	582	348

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division230
Accumulation unit value:
Beginning of period	$26.25	$44.93	$38.94	$37.03	$32.96	$28.37	$20.79	$21.32
End of period	$37.95	$26.25	$44.93	$38.94	$37.03	$32.96	$28.37	$20.79
Accumulation units outstanding
at the end of period	-	2,557	31,826	1,100	6,187	14,241	255	156

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division230
Accumulation unit value:
Beginning of period	$9.43	$16.09	$16.20	$13.71	$13.12	$11.57	$9.05	$9.12
End of period	$12.73	$9.43	$16.09	$16.20	$13.71	$13.12	$11.57	$9.05
Accumulation units outstanding
at the end of period	-	-	-	-	2,430	2,019	1,213	730

Accumulation Unit Values
Contract with Endorsements - 1.57%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2023
Accumulation unit value:
Beginning of period	$10.51	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,015	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2113
Accumulation unit value:
Beginning of period	$12.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	931	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division867
Accumulation unit value:
Beginning of period	$8.23	$13.01	$15.55	$11.58	$11.25	N/A	N/A	N/A
End of period	$10.74	$8.23	$13.01	$15.55	$11.58	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,513	10,037	11,477	3,593	194	N/A	N/A	N/A

JNL/AIM International
Growth Division132
Accumulation unit value:
Beginning of period	$10.96	$18.85	$17.44	$14.45	$13.26	$11.58	$9.15	$11.29
End of period	$14.78	$10.96	$18.85	$17.44	$14.45	$13.26	$11.58	$9.15
Accumulation units outstanding
at the end of period	4,553	8,162	7,640	1,095	1,873	1,765	7,751	3,268

JNL/AIM Large Cap Growth
Division118
Accumulation unit value:
Beginning of period	$8.72	$14.21	$12.47	$11.74	$11.13	$10.27	$8.03	$10.20
End of period	$10.67	$8.72	$14.21	$12.47	$11.74	$11.13	$10.27	$8.03
Accumulation units outstanding
at the end of period	9,440	20,383	27,399	11,999	14,104	14,946	9,076	2,068

JNL/AIM Small Cap Growth
Division118
Accumulation unit value:
Beginning of period	$9.28	$15.65	$14.27	$12.66	$11.87	$11.28	$8.28	$11.01
End of period	$12.32	$9.28	$15.65	$14.27	$12.66	$11.87	$11.28	$8.28
Accumulation units outstanding
at the end of period	1,781	2,913	4,339	4,193	6,317	17,073	20,601	10,811

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division118
Accumulation unit value:
Beginning of period	$8.97	$12.70	$11.96	$10.96	$10.11	$9.39	$8.39	N/A
End of period	$10.81	$8.97	$12.70	$11.96	$10.96	$10.11	$9.39	N/A
Accumulation units outstanding
at the end of period	2,207	13,588	8,055	10,552	6,545	6,991	5,495	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	$17.18	$30.34	$30.63	N/A	N/A	N/A	N/A	N/A
End of period	$23.38	$17.18	$30.34	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,854	2,156	1,704	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division118
Accumulation unit value:
Beginning of period	$17.14	$29.45	$27.26	$26.47	$25.69	$23.37	$17.53	N/A
End of period	$22.74	$17.14	$29.45	$27.26	$26.47	$25.69	$23.37	N/A
Accumulation units outstanding
at the end of period	1,667	1,651	1,943	772	1,689	5,757	5,948	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.58	$13.69	$11.26	N/A	N/A	N/A	N/A	N/A
End of period	$9.70	$6.58	$13.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,612	4,855	2,571	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.56	$9.70	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.06	$6.56	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	246	559	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division118

Accumulation unit value:
Beginning of period	$11.33	$18.89	$19.08	$17.25	$16.95	$16.19	$13.21	$16.64
End of period	$14.93	$11.33	$18.89	$19.08	$17.25	$16.95	$16.19	$13.21
Accumulation units outstanding
at the end of period	1,943	2,707	3,789	4,022	4,368	4,665	4,067	3,130

JNL/Eagle SmallCap Equity
Division118
Accumulation unit value:
Beginning of period	$15.44	$25.41	$23.03	$19.48	$19.30	$16.50	$11.98	$16.42
End of period	$20.59	$15.44	$25.41	$23.03	$19.48	$19.30	$16.50	$11.98
Accumulation units outstanding
at the end of period	4,302	5,591	6,966	4,247	3,816	4,107	3,935	4,551

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.25	$9.94	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$8.01	$6.25	$9.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,120	5,697	16,944	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.79	$9.91	$9.80	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	$5.79	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,335	1,343	1,351	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1152
Accumulation unit value:
Beginning of period	$7.53	$10.89	$10.86	$10.30	N/A	N/A	N/A	N/A
End of period	$9.86	$7.53	$10.89	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,837	13,603	14,888	9,604	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.03	$8.24	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$6.03	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	250	250	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division905
Accumulation unit value:
Beginning of period	$7.69	$11.69	$12.65	$10.92	$10.85	N/A	N/A	N/A
End of period	$10.12	$7.69	$11.69	$12.65	$10.92	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	683	2,069	2,242	1,354	-	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division118
Accumulation unit value:
Beginning of period	$18.75	$20.08	$19.06	$18.50	$18.31	$17.40	$15.57	$14.95
End of period	$21.07	$18.75	$20.08	$19.06	$18.50	$18.31	$17.40	$15.57
Accumulation units outstanding
at the end of period	8,209	9,870	15,250	13,575	14,667	11,512	6,441	939

JNL/Goldman Sachs Emerging
Markets Debt Division1928
Accumulation unit value:
Beginning of period	$9.64	$9.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	714	83	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division869
Accumulation unit value:
Beginning of period	$8.18	$12.99	$12.84	$11.27	$11.02	N/A	N/A	N/A
End of period	$10.68	$8.18	$12.99	$12.84	$11.27	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,808	1,658	2,206	2,215	1,956	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division384
Accumulation unit value:
Beginning of period	$9.45	$17.29	$15.69	$12.07	$10.34	$8.58	$6.85	N/A
End of period	$12.11	$9.45	$17.29	$15.69	$12.07	$10.34	$8.58	N/A
Accumulation units outstanding
at the end of period	7,108	11,066	18,756	28,389	19,675	22,966	13,153	N/A

JNL/JPMorgan MidCap
Growth Division118
Accumulation unit value:
Beginning of period	$13.85	$25.32	$23.83	$21.60	$20.67	$17.79	$13.32	N/A
End of period	$19.49	$13.85	$25.32	$23.83	$21.60	$20.67	$17.79	N/A
Accumulation units outstanding
at the end of period	1,293	2,263	2,621	1,342	1,432	2,555	4,155	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division118
Accumulation unit value:
Beginning of period	$17.24	$16.44	$15.70	$15.45	$15.33	$15.00	$15.06	$13.87
End of period	$17.60	$17.24	$16.44	$15.70	$15.45	$15.33	$15.00	$15.06
Accumulation units outstanding
at the end of period	9,144	22,104	19,115	14,906	16,445	18,666	39,198	15,904

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1072
Accumulation unit value:
Beginning of period	$6.94	$14.11	$10.88	$9.33	N/A	N/A	N/A	N/A
End of period	$11.73	$6.94	$14.11	$10.88	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,237	13,892	12,377	4,123	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division118
Accumulation unit value:
Beginning of period	$11.86	$19.74	$20.59	$18.26	$17.04	$13.88	$10.94	N/A
End of period	$16.31	$11.86	$19.74	$20.59	$18.26	$17.04	$13.88	N/A
Accumulation units outstanding
at the end of period	4,325	8,320	11,206	8,889	11,922	13,387	10,974	N/A

JNL/Lazard Small Cap
Equity Division115
Accumulation unit value:
Beginning of period	$9.51	$15.72	$17.14	$14.90	$14.47	$12.74	$9.32	N/A
End of period	$8.97	$9.51	$15.72	$17.14	$14.90	$14.47	$12.74	N/A
Accumulation units outstanding
at the end of period	-	5,412	6,658	10,235	15,604	22,928	23,012	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division134

Accumulation unit value:
Beginning of period	$7.66	$12.02	$12.56	$11.37	$11.90	$9.92	$7.58	$9.14
End of period	$11.54	$7.66	$12.02	$12.56	$11.37	$11.90	$9.92	$7.58
Accumulation units outstanding
at the end of period	13,418	30,319	42,141	65,390	71,488	90,007	64,431	28,624

JNL/MCM Bond Index Division118

Accumulation unit value:
Beginning of period	$12.10	$11.85	$11.31	$11.09	$11.06	$10.84	$10.69	N/A
End of period	$12.59	$12.10	$11.85	$11.31	$11.09	$11.06	$10.84	N/A
Accumulation units outstanding
at the end of period	6,362	10,879	15,874	16,163	23,810	25,791	16,151	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division559
Accumulation unit value:
Beginning of period	$3.68	$6.19	$6.02	$4.50	$4.52	$4.04	N/A	N/A
End of period	$4.55	$3.68	$6.19	$6.02	$4.50	$4.52	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	362	364	-	-	N/A	N/A

JNL/MCM Consumer Brands
Sector Division559
Accumulation unit value:
Beginning of period	$7.12	$10.52	$11.60	$10.39	$10.82	$10.14	N/A	N/A
End of period	$9.35	$7.12	$10.52	$11.60	$10.39	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	N/A	N/A

JNL/MCM Dow 10 Division115

Accumulation unit value:
Beginning of period	$5.97	$11.24	$11.30	$8.86	$9.54	$9.42	$7.61	$9.29
End of period	$6.81	$5.97	$11.24	$11.30	$8.86	$9.54	$9.42	$7.61
Accumulation units outstanding
at the end of period	28,394	50,079	79,990	83,109	83,021	113,256	79,639	39,723

JNL/MCM Dow Dividend Division1037

Accumulation unit value:
Beginning of period	$5.22	$10.46	$11.81	$10.23	N/A	N/A	N/A	N/A
End of period	$6.17	$5.22	$10.46	$11.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	791	796	875	2,458	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division118
Accumulation unit value:
Beginning of period	$6.09	$9.94	$9.73	$8.46	$8.24	$7.53	$5.92	N/A
End of period	$5.67	$6.09	$9.94	$9.73	$8.46	$8.24	$7.53	N/A
Accumulation units outstanding
at the end of period	-	8,273	9,368	8,014	8,259	9,355	4,529	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division559
Accumulation unit value:
Beginning of period	$5.81	$11.96	$14.70	$12.58	$12.05	$10.96	N/A	N/A
End of period	$6.78	$5.81	$11.96	$14.70	$12.58	$12.05	N/A	N/A
Accumulation units outstanding
at the end of period	5,245	2,772	1,764	1,798	1,396	1,402	N/A	N/A

JNL/MCM Global 15 Division134

Accumulation unit value:
Beginning of period	$9.71	$19.16	$17.52	$12.70	$11.71	$9.28	$7.08	$8.59
End of period	$12.53	$9.71	$19.16	$17.52	$12.70	$11.71	$9.28	$7.08
Accumulation units outstanding
at the end of period	19,388	36,171	55,280	60,669	63,570	78,259	59,230	28,141

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division519
Accumulation unit value:
Beginning of period	$9.50	$12.56	$11.86	$11.34	$10.70	$10.95	N/A	N/A
End of period	$11.31	$9.50	$12.56	$11.86	$11.34	$10.70	N/A	N/A
Accumulation units outstanding
at the end of period	2,261	2,949	2,556	2,233	3,857	1,274	N/A	N/A

JNL/MCM Index 5 Division1462

Accumulation unit value:
Beginning of period	$6.83	$9.90	$9.76	N/A	N/A	N/A	N/A	N/A
End of period	$8.42	$6.83	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,460	4,440	2,711	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division118
Accumulation unit value:
Beginning of period	$11.39	$20.28	$18.66	$15.09	$13.53	$11.50	$8.51	$10.69
End of period	$14.50	$11.39	$20.28	$18.66	$15.09	$13.53	$11.50	$8.51
Accumulation units outstanding
at the end of period	5,701	9,689	13,672	22,203	25,399	21,732	13,311	5,957

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division721

Accumulation unit value:
Beginning of period	$7.85	$13.87	$13.90	$11.88	$10.91	$10.50	N/A	N/A
End of period	$9.59	$7.85	$13.87	$13.90	$11.88	$10.91	N/A	N/A
Accumulation units outstanding
at the end of period	25,702	132,328	150,506	166,114	153,409	18,745	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.36	$6.73	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.63	$6.36	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,283	1,075	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division767

Accumulation unit value:
Beginning of period	$7.34	$12.75	$10.88	$10.55	$9.94	N/A	N/A	N/A
End of period	$9.69	$7.34	$12.75	$10.88	$10.55	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	228	920	3,942	3,942	3,797	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division1462
Accumulation unit value:
Beginning of period	$6.15	$11.56	$11.19	N/A	N/A	N/A	N/A	N/A
End of period	$8.24	$6.15	$11.56	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,408	1,416	1,183	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division531
Accumulation unit value:
Beginning of period	$22.55	$36.86	$27.68	$23.27	$17.28	$14.33	N/A	N/A
End of period	$26.65	$22.55	$36.86	$27.68	$23.27	$17.28	N/A	N/A
Accumulation units outstanding
at the end of period	548	4,901	6,330	5,747	5,165	3,763	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division134

Accumulation unit value:
Beginning of period	$7.06	$14.25	$13.78	$13.38	$9.90	$8.55	$7.30	$9.64
End of period	$8.33	$7.06	$14.25	$13.78	$13.38	$9.90	$8.55	$7.30
Accumulation units outstanding
at the end of period	19,274	37,083	47,946	45,980	52,329	77,162	59,036	29,641

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	$7.15	$9.89	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.36	$7.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	280	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division118
Accumulation unit value:
Beginning of period	$9.90	$16.12	$15.24	$14.11	$12.80	$11.23	$8.48	$10.82
End of period	$13.45	$9.90	$16.12	$15.24	$14.11	$12.80	$11.23	$8.48
Accumulation units outstanding
at the end of period	10,052	17,746	23,044	26,422	32,406	31,831	21,179	9,299

JNL/MCM S&P 500 Index Division118

Accumulation unit value:
Beginning of period	$7.72	$12.57	$12.18	$10.75	$10.46	$9.65	$7.67	$9.68
End of period	$9.57	$7.72	$12.57	$12.18	$10.75	$10.46	$9.65	$7.67
Accumulation units outstanding
at the end of period	37,833	51,991	53,129	58,003	68,635	72,832	54,888	23,061

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division134
Accumulation unit value:
Beginning of period	$11.00	$18.65	$21.15	$19.63	$18.30	$16.51	$11.33	$13.49
End of period	$11.36	$11.00	$18.65	$21.15	$19.63	$18.30	$16.51	$11.33
Accumulation units outstanding
at the end of period	16,215	25,913	34,365	36,249	35,876	47,583	37,695	18,106

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division118
Accumulation unit value:
Beginning of period	$9.61	$15.00	$15.57	$13.46	$13.12	$11.35	$7.90	$10.54
End of period	$12.05	$9.61	$15.00	$15.57	$13.46	$13.12	$11.35	$7.90
Accumulation units outstanding
at the end of period	6,778	12,752	11,456	12,373	13,385	14,784	12,398	5,420

JNL/MCM Technology Sector
Division559
Accumulation unit value:
Beginning of period	$3.88	$6.96	$6.17	$5.74	$5.69	$5.48	N/A	N/A
End of period	$6.25	$3.88	$6.96	$6.17	$5.74	$5.69	N/A	N/A
Accumulation units outstanding
at the end of period	2,520	6,928	10,282	7,481	2,069	1,370	N/A	N/A

JNL/MCM Value Line 30 Division717

Accumulation unit value:
Beginning of period	$9.22	$17.83	$15.16	$15.61	$11.43	$11.03	N/A	N/A
End of period	$10.41	$9.22	$17.83	$15.16	$15.61	$11.43	N/A	N/A
Accumulation units outstanding
at the end of period	605	29,574	32,801	30,780	27,646	1,374	N/A	N/A

JNL/MCM VIP Division855

Accumulation unit value:
Beginning of period	$8.12	$14.41	$13.22	$11.97	$11.22	N/A	N/A	N/A
End of period	$9.90	$8.12	$14.41	$13.22	$11.97	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,421	2,458	1,920	19,544	15,030	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division118
Accumulation unit value:
Beginning of period	$8.85	$15.20	$14.53	$12.62	$11.27	$9.70	$7.01	$8.72
End of period	$12.15	$8.85	$15.20	$14.53	$12.62	$11.27	$9.70	$7.01
Accumulation units outstanding
at the end of period	9,540	12,513	14,750	24,302	23,633	25,403	15,013	4,749

JNL/PAM Asia ex-Japan
Division1795
Accumulation unit value:
Beginning of period	$4.81	$9.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.03	$4.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	911	286	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1795

Accumulation unit value:
Beginning of period	$4.16	$8.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	$4.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,086	3,030	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.35	$10.92	$10.72	N/A	N/A	N/A	N/A	N/A
End of period	$11.95	$10.35	$10.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,229	5,393	4,064	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division106
Accumulation unit value:
Beginning of period	$14.92	$15.09	$14.17	$13.91	$13.81	$13.43	$13.02	$12.39
End of period	$16.95	$14.92	$15.09	$14.17	$13.91	$13.81	$13.43	$13.02
Accumulation units outstanding
at the end of period	21,323	60,913	59,653	59,520	63,102	63,142	71,674	46,377

JNL/PPM America Core
Equity Division118
Accumulation unit value:
Beginning of period	$12.74	$21.74	$23.82	$21.27	$19.87	$17.85	$14.25	$17.65
End of period	$15.85	$12.74	$21.74	$23.82	$21.27	$19.87	$17.85	$14.25
Accumulation units outstanding
at the end of period	-	2,668	2,671	2,674	2,677	2,359	1,855	1,509

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.35	$13.71	$14.08	$12.95	$12.93	$12.57	N/A	N/A
End of period	$13.46	$9.35	$13.71	$14.08	$12.95	$12.93	N/A	N/A
Accumulation units outstanding
at the end of period	11,453	12,455	11,654	10,302	15,661	24,034	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division106
Accumulation unit value:
Beginning of period	$10.82	$20.82	$22.41	$20.14	$19.50	$18.05	$14.72	$17.96
End of period	$15.40	$10.82	$20.82	$22.41	$20.14	$19.50	$18.05	$14.72
Accumulation units outstanding
at the end of period	3,406	7,091	7,094	8,848	8,943	7,750	15,830	10,746

JNL/Red Rocks Listed
Private Equity Division1928
Accumulation unit value:
Beginning of period	$5.92	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	284	286	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.68	$9.68	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.32	$6.68	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,117	12,174	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$5.86	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	520	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$4.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,467	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$8.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,375	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$4.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	525	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.26	$9.26	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.67	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	69	69	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division118
Accumulation unit value:
Beginning of period	$9.80	$16.37	$15.23	$13.39	$12.54	$11.31	$9.06	$11.12
End of period	$12.65	$9.80	$16.37	$15.23	$13.39	$12.54	$11.31	$9.06
Accumulation units outstanding
at the end of period	6,729	51,222	53,215	53,577	58,709	62,725	14,562	12,362

JNL/S&P Managed Conservative
Division809
Accumulation unit value:
Beginning of period	$9.93	$11.70	$11.18	$10.53	$10.11	N/A	N/A	N/A
End of period	$11.10	$9.93	$11.70	$11.18	$10.53	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,514	-	-	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division117
Accumulation unit value:
Beginning of period	$10.33	$16.23	$15.17	$13.50	$12.76	$11.64	$9.71	$11.20
End of period	$13.02	$10.33	$16.23	$15.17	$13.50	$12.76	$11.64	$9.71
Accumulation units outstanding
at the end of period	61,777	128,924	182,380	182,361	201,340	263,509	124,519	63,640

JNL/S&P Managed Moderate
Division793
Accumulation unit value:
Beginning of period	$9.70	$12.51	$11.79	$10.85	$10.26	N/A	N/A	N/A
End of period	$11.33	$9.70	$12.51	$11.79	$10.85	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,789	1,888	1,536	465	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division118
Accumulation unit value:
Beginning of period	$11.00	$15.42	$14.42	$13.06	$12.46	$11.55	$9.97	$11.00
End of period	$13.37	$11.00	$15.42	$14.42	$13.06	$12.46	$11.55	$9.97
Accumulation units outstanding
at the end of period	39,183	93,064	110,904	116,881	132,073	156,987	78,617	59,548

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division106

Accumulation unit value:
Beginning of period	$21.70	$27.80	$26.28	$23.48	$22.65	$20.76	$17.34	$18.62
End of period	$25.57	$21.70	$27.80	$26.28	$23.48	$22.65	$20.76	$17.34
Accumulation units outstanding
at the end of period	5,991	10,765	13,572	14,834	18,074	15,516	8,466	9,871

JNL/Select Money Market
Division118
Accumulation unit value:
Beginning of period	$12.99	$12.91	$12.52	$12.17	$12.04	$12.13	$12.27	$12.31
End of period	$12.81	$12.99	$12.91	$12.52	$12.17	$12.04	$12.13	$12.27
Accumulation units outstanding
at the end of period	38,316	48,934	45,437	28,187	27,793	33,004	13,813	1,174

JNL/Select Value Division218

Accumulation unit value:
Beginning of period	$14.46	$22.04	$20.76	$17.44	$16.38	$14.50	$10.93	$10.83
End of period	$17.65	$14.46	$22.04	$20.76	$17.44	$16.38	$14.50	$10.93
Accumulation units outstanding
at the end of period	2,597	3,491	3,494	2,794	2,489	2,432	268	952

JNL/T.Rowe Price Established
Growth Division115
Accumulation unit value:
Beginning of period	$18.09	$32.15	$29.66	$26.50	$25.37	$23.45	$18.25	$22.52
End of period	$25.55	$18.09	$32.15	$29.66	$26.50	$25.37	$23.45	$18.25
Accumulation units outstanding
at the end of period	9,565	21,679	18,881	15,757	14,318	12,828	11,828	6,968

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division117
Accumulation unit value:
Beginning of period	$26.22	$44.87	$38.89	$36.99	$32.93	$28.34	$20.77	$26.75
End of period	$37.90	$26.22	$44.87	$38.89	$36.99	$32.93	$28.34	$20.77
Accumulation units outstanding
at the end of period	4,689	7,088	7,676	9,963	10,766	12,478	5,377	1,982

JNL/T.Rowe Price Short-Term
Bond Division1087
Accumulation unit value:
Beginning of period	$9.74	$10.53	$10.20	$10.00	N/A	N/A	N/A	N/A
End of period	$10.33	$9.74	$10.53	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,140	5,752	3,504	6,930	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division118
Accumulation unit value:
Beginning of period	$9.42	$16.07	$16.19	$13.70	$13.12	$11.56	$9.04	$11.44
End of period	$12.71	$9.42	$16.07	$16.19	$13.70	$13.12	$11.56	$9.04
Accumulation units outstanding
at the end of period	29,186	46,011	53,135	51,665	55,973	57,169	36,315	10,985

Accumulation Unit Values
Contract with Endorsements - 1.575%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth
Division77
Accumulation unit value:
Beginning of period	$8.72	$14.21	$12.47	$11.74	$11.12	$10.27	$8.03	$10.87
End of period	$10.67	$8.72	$14.21	$12.47	$11.74	$11.12	$10.27	$8.03
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/AIM Small Cap Growth
Division82
Accumulation unit value:
Beginning of period	$9.28	$15.64	$14.27	$12.66	$11.86	$11.28	$8.28	$11.02
End of period	$12.32	$9.28	$15.64	$14.27	$12.66	$11.86	$11.28	$8.28
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division65
Accumulation unit value:
Beginning of period	$8.96	$12.70	$11.95	$10.96	$10.11	$9.39	$8.39	$9.16
End of period	$10.81	$8.96	$12.70	$11.95	$10.96	$10.11	$9.39	$8.39
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division65
Accumulation unit value:
Beginning of period	$17.13	$29.43	$27.24	$26.46	$25.68	$23.36	$17.52	$23.30
End of period	$22.73	$17.13	$29.43	$27.24	$26.46	$25.68	$23.36	$17.52
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division77

Accumulation unit value:
Beginning of period	$11.33	$18.88	$19.07	$17.24	$16.94	$16.19	$13.20	$17.52
End of period	$14.92	$11.33	$18.88	$19.07	$17.24	$16.94	$16.19	$13.20
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Eagle SmallCap Equity
Division77
Accumulation unit value:
Beginning of period	$15.44	$25.42	$23.04	$19.49	$19.31	$16.52	$11.99	$16.71
End of period	$20.60	$15.44	$25.42	$23.04	$19.49	$19.31	$16.52	$11.99
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division77
Accumulation unit value:
Beginning of period	$18.79	$20.13	$19.11	$18.54	$18.35	$17.44	$15.61	$14.83
End of period	$21.11	$18.79	$20.13	$19.11	$18.54	$18.35	$17.44	$15.61
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap
Growth Division85
Accumulation unit value:
Beginning of period	$13.84	$25.31	$23.81	$21.59	$20.66	$17.78	$13.32	$17.39
End of period	$19.48	$13.84	$25.31	$23.81	$21.59	$20.66	$17.78	$13.32
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/JPMorgan U.S. Government
& Quality Bond Division85
Accumulation unit value:
Beginning of period	$17.23	$16.43	$15.69	$15.44	$15.32	$14.99	$15.05	$13.60
End of period	$17.59	$17.23	$16.43	$15.69	$15.44	$15.32	$14.99	$15.05
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division65
Accumulation unit value:
Beginning of period	$11.85	$19.73	$20.58	$18.25	$17.04	$13.88	$10.94	$13.27
End of period	$16.30	$11.85	$19.73	$20.58	$18.25	$17.04	$13.88	$10.94
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Lazard Small Cap
Equity Division77
Accumulation unit value:
Beginning of period	$9.50	$15.71	$17.13	$14.90	$14.46	$12.73	$9.32	$12.25
End of period	$8.96	$9.50	$15.71	$17.13	$14.90	$14.46	$12.73	$9.32
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division86

Accumulation unit value:
Beginning of period	$12.09	$11.85	$11.31	$11.09	$11.06	$10.84	$10.69	$9.86
End of period	$12.59	$12.09	$11.85	$11.31	$11.09	$11.06	$10.84	$10.69
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division65

Accumulation unit value:
Beginning of period	$5.97	$11.23	$11.30	$8.86	$9.54	$9.42	$7.61	$9.13
End of period	$6.81	$5.97	$11.23	$11.30	$8.86	$9.54	$9.42	$7.61
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division84
Accumulation unit value:
Beginning of period	$6.08	$9.94	$9.73	$8.46	$8.24	$7.53	$5.92	$7.91
End of period	$5.67	$6.08	$9.94	$9.73	$8.46	$8.24	$7.53	$5.92
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division76
Accumulation unit value:
Beginning of period	$11.39	$20.27	$18.66	$15.09	$13.53	$11.50	$8.51	$10.47
End of period	$14.49	$11.39	$20.27	$18.66	$15.09	$13.53	$11.50	$8.51
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002
JNL/MCM JNL 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division68
Accumulation unit value:
Beginning of period	$9.90	$16.11	$15.23	$14.11	$12.80	$11.23	$8.48	$10.66
End of period	$13.45	$9.90	$16.11	$15.23	$14.11	$12.80	$11.23	$8.48
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/MCM S&P 500 Index Division76

Accumulation unit value:
Beginning of period	$7.71	$12.57	$12.17	$10.75	$10.46	$9.65	$7.67	$10.20
End of period	$9.57	$7.71	$12.57	$12.17	$10.75	$10.46	$9.65	$7.67
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division76
Accumulation unit value:
Beginning of period	$9.61	$15.00	$15.56	$13.46	$13.12	$11.35	$7.90	$10.41
End of period	$12.04	$9.61	$15.00	$15.56	$13.46	$13.12	$11.35	$7.90
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division77
Accumulation unit value:
Beginning of period	$8.85	$15.20	$14.52	$12.61	$11.26	$9.70	$7.01	$9.40
End of period	$12.14	$8.85	$15.20	$14.52	$12.61	$11.26	$9.70	$7.01
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division65
Accumulation unit value:
Beginning of period	$14.91	$15.09	$14.16	$13.90	$13.80	$13.42	$13.01	$12.38
End of period	$16.94	$14.91	$15.09	$14.16	$13.90	$13.80	$13.42	$13.01
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/PPM America Core
Equity Division86
Accumulation unit value:
Beginning of period	$12.73	$21.73	$23.80	$21.26	$19.86	$17.84	$14.25	$18.08
End of period	$15.84	$12.73	$21.73	$23.80	$21.26	$19.86	$17.84	$14.25
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division82
Accumulation unit value:
Beginning of period	$10.81	$20.81	$22.40	$20.13	$19.50	$18.04	$14.72	$18.68
End of period	$15.39	$10.81	$20.81	$22.40	$20.13	$19.50	$18.04	$14.72
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division70
Accumulation unit value:
Beginning of period	$9.80	$16.36	$15.22	$13.38	$12.53	$11.30	$9.06	$11.44
End of period	$12.64	$9.80	$16.36	$15.22	$13.38	$12.53	$11.30	$9.06
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division61

Accumulation unit value:
Beginning of period	$10.32	$16.22	$15.16	$13.49	$12.76	$11.63	$9.71	$11.01
End of period	$13.01	$10.32	$16.22	$15.16	$13.49	$12.76	$11.63	$9.71
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division65
Accumulation unit value:
Beginning of period	$11.00	$15.41	$14.41	$13.05	$12.46	$11.55	$9.97	$11.01
End of period	$13.37	$11.00	$15.41	$14.41	$13.05	$12.46	$11.55	$9.97
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division81

Accumulation unit value:
Beginning of period	$21.68	$27.78	$26.26	$23.47	$22.64	$20.75	$17.34	$18.37
End of period	$25.55	$21.68	$27.78	$26.26	$23.47	$22.64	$20.75	$17.34
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Select Money Market
Division72
Accumulation unit value:
Beginning of period	$12.96	$12.88	$12.49	$12.14	$12.01	$12.11	$12.24	$12.30
End of period	$12.77	$12.96	$12.88	$12.49	$12.14	$12.01	$12.11	$12.24
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division77
Accumulation unit value:
Beginning of period	$18.07	$32.12	$29.64	$26.48	$25.36	$23.44	$18.24	$24.12
End of period	$25.53	$18.07	$32.12	$29.64	$26.48	$25.36	$23.44	$18.24
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division77
Accumulation unit value:
Beginning of period	$26.25	$44.93	$38.94	$37.04	$32.98	$28.39	$20.81	$27.39
End of period	$37.94	$26.25	$44.93	$38.94	$37.04	$32.98	$28.39	$20.81
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division77

Accumulation unit value:
Beginning of period	$9.42	$16.07	$16.19	$13.70	$13.11	$11.56	$9.04	$11.76
End of period	$12.71	$9.42	$16.07	$16.19	$13.70	$13.11	$11.56	$9.04
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Accumulation Unit Values
Contract with Endorsements - 1.60%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2011
Accumulation unit value:
Beginning of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.58	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,355	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2010
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,529	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2011
Accumulation unit value:
Beginning of period	$9.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,169	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2102
Accumulation unit value:
Beginning of period	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,019	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division833
Accumulation unit value:
Beginning of period	$8.22	$13.00	$15.54	$11.58	$10.45	N/A	N/A	N/A
End of period	$10.72	$8.22	$13.00	$15.54	$11.58	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	75,302	69,316	49,235	107,625	12,962	N/A	N/A	N/A

JNL/AIM International
Growth Division103
Accumulation unit value:
Beginning of period	$10.91	$18.77	$17.38	$14.41	$13.22	$11.55	$9.13	$11.64
End of period	$14.71	$10.91	$18.77	$17.38	$14.41	$13.22	$11.55	$9.13
Accumulation units outstanding
at the end of period	54,242	88,509	122,436	95,742	91,870	86,938	116,665	45,530

JNL/AIM Large Cap Growth
Division83
Accumulation unit value:
Beginning of period	$8.70	$14.18	$12.45	$11.73	$11.11	$10.27	$8.02	$10.66
End of period	$10.64	$8.70	$14.18	$12.45	$11.73	$11.11	$10.27	$8.02
Accumulation units outstanding
at the end of period	184,442	259,662	293,388	208,805	221,448	220,379	72,166	5,829

JNL/AIM Small Cap Growth
Division93
Accumulation unit value:
Beginning of period	$9.26	$15.62	$14.25	$12.65	$11.85	$11.27	$8.27	$11.04
End of period	$12.29	$9.26	$15.62	$14.25	$12.65	$11.85	$11.27	$8.27
Accumulation units outstanding
at the end of period	29,676	37,423	48,710	59,308	77,525	83,774	122,107	16,464

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division63
Accumulation unit value:
Beginning of period	$8.95	$12.68	$11.93	$10.94	$10.10	$9.38	$8.38	$9.12
End of period	$10.78	$8.95	$12.68	$11.93	$10.94	$10.10	$9.38	$8.38
Accumulation units outstanding
at the end of period	142,837	214,167	215,885	229,733	240,272	254,002	123,877	25,293

JNL/Capital Guardian
Global Diversified Research Division578
Accumulation unit value:
Beginning of period	$17.11	$30.23	$25.46	$22.83	$22.77	$19.76	N/A	N/A
End of period	$23.28	$17.11	$30.23	$25.46	$22.83	$22.77	N/A	N/A
Accumulation units outstanding
at the end of period	47,494	52,503	10,622	7,399	6,026	4,478	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.47	$9.88	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.72	$4.47	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,524	4,407	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division55
Accumulation unit value:
Beginning of period	$17.07	$29.33	$27.17	$26.39	$25.62	$23.31	$17.49	$23.69
End of period	$22.64	$17.07	$29.33	$27.17	$26.39	$25.62	$23.31	$17.49
Accumulation units outstanding
at the end of period	32,969	35,020	28,764	30,696	44,865	115,406	13,341	3,250

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.57	$13.69	$12.99	N/A	N/A	N/A	N/A	N/A
End of period	$9.70	$6.57	$13.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	199,033	145,616	238,462	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.55	$10.69	$10.01	N/A	N/A	N/A	N/A	N/A
End of period	$8.05	$6.55	$10.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,858	18,380	426	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division61

Accumulation unit value:
Beginning of period	$11.29	$18.82	$19.02	$17.20	$16.91	$16.16	$13.18	$16.48
End of period	$14.87	$11.29	$18.82	$19.02	$17.20	$16.91	$16.16	$13.18
Accumulation units outstanding
at the end of period	57,557	69,659	77,438	81,135	85,104	86,324	29,768	7,382

JNL/Eagle SmallCap Equity
Division70
Accumulation unit value:
Beginning of period	$15.38	$25.32	$22.96	$19.42	$19.25	$16.47	$11.95	$16.57
End of period	$20.51	$15.38	$25.32	$22.96	$19.42	$19.25	$16.47	$11.95
Accumulation units outstanding
at the end of period	49,262	62,292	83,986	62,473	60,556	78,723	28,795	35,774

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.25	$9.94	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.00	$6.25	$9.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	179,612	229,899	382,524	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.79	$9.91	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	$5.79	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,975	10,046	5,434	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1069
Accumulation unit value:
Beginning of period	$7.53	$10.89	$10.86	$9.95	N/A	N/A	N/A	N/A
End of period	$9.85	$7.53	$10.89	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	154,532	141,496	72,687	16,074	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.03	$9.87	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.52	$6.03	$9.87	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	31,950	16,761	15,214	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division834
Accumulation unit value:
Beginning of period	$7.69	$11.68	$12.64	$10.91	$10.26	N/A	N/A	N/A
End of period	$10.10	$7.69	$11.68	$12.64	$10.91	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	78,928	62,484	29,710	49,301	18,543	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division71
Accumulation unit value:
Beginning of period	$18.68	$20.02	$19.01	$18.46	$18.27	$17.37	$15.54	$14.75
End of period	$20.99	$18.68	$20.02	$19.01	$18.46	$18.27	$17.37	$15.54
Accumulation units outstanding
at the end of period	120,618	170,592	241,996	264,507	265,151	239,520	40,912	9,977

JNL/Goldman Sachs Emerging
Markets Debt Division1897
Accumulation unit value:
Beginning of period	$9.64	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	79,205	45,343	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division861
Accumulation unit value:
Beginning of period	$8.17	$12.98	$12.84	$11.27	$10.00	N/A	N/A	N/A
End of period	$10.66	$8.17	$12.98	$12.84	$11.27	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	100,765	91,091	71,341	78,108	69,310	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2129
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	27,111	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division245
Accumulation unit value:
Beginning of period	$9.42	$17.24	$15.65	$12.05	$10.32	$8.56	$6.24	$6.19
End of period	$12.06	$9.42	$17.24	$15.65	$12.05	$10.32	$8.56	$6.24
Accumulation units outstanding
at the end of period	193,578	204,820	306,032	377,403	329,375	354,752	125,077	481

JNL/JPMorgan MidCap
Growth Division81
Accumulation unit value:
Beginning of period	$13.79	$25.23	$23.75	$21.53	$20.61	$17.75	$13.29	$17.03
End of period	$19.41	$13.79	$25.23	$23.75	$21.53	$20.61	$17.75	$13.29
Accumulation units outstanding
at the end of period	15,569	27,890	29,535	19,676	18,859	20,437	14,718	348

JNL/JPMorgan U.S. Government
& Quality Bond Division39
Accumulation unit value:
Beginning of period	$17.17	$16.38	$15.65	$15.40	$15.29	$14.96	$15.02	$13.86
End of period	$17.53	$17.17	$16.38	$15.65	$15.40	$15.29	$14.96	$15.02
Accumulation units outstanding
at the end of period	163,193	282,452	165,967	120,020	138,849	135,235	86,680	47,865

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1063
Accumulation unit value:
Beginning of period	$6.93	$14.10	$10.87	$9.98	N/A	N/A	N/A	N/A
End of period	$11.72	$6.93	$14.10	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	223,613	170,944	152,054	43,486	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division50
Accumulation unit value:
Beginning of period	$11.82	$19.68	$20.54	$18.21	$17.01	$13.86	$10.93	$12.68
End of period	$16.25	$11.82	$19.68	$20.54	$18.21	$17.01	$13.86	$10.93
Accumulation units outstanding
at the end of period	85,142	117,623	172,287	170,774	168,572	200,045	70,829	13,009

JNL/Lazard Small Cap
Equity Division61
Accumulation unit value:
Beginning of period	$9.47	$15.67	$17.09	$14.87	$14.44	$12.71	$9.31	$11.25
End of period	$8.94	$9.47	$15.67	$17.09	$14.87	$14.44	$12.71	$9.31
Accumulation units outstanding
at the end of period	-	73,093	109,193	130,920	184,192	238,569	134,440	12,920

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$10.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,121	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$9.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.26	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,268	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1309
Accumulation unit value:
Beginning of period	$6.16	$9.81	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$7.55	$6.16	$9.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	83,748	35,261	53,224	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division129

Accumulation unit value:
Beginning of period	$7.64	$11.99	$12.54	$11.35	$11.88	$9.90	$7.58	$9.25
End of period	$11.50	$7.64	$11.99	$12.54	$11.35	$11.88	$9.90	$7.58
Accumulation units outstanding
at the end of period	705,041	991,819	1,425,177	1,713,674	1,877,412	1,736,071	217,272	22,745

JNL/MCM Bond Index Division78

Accumulation unit value:
Beginning of period	$12.07	$11.83	$11.30	$11.07	$11.05	$10.83	$10.69	$9.82
End of period	$12.56	$12.07	$11.83	$11.30	$11.07	$11.05	$10.83	$10.69
Accumulation units outstanding
at the end of period	439,570	515,065	632,500	681,868	867,467	891,440	232,387	58,570

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division493
Accumulation unit value:
Beginning of period	$3.66	$6.17	$6.01	$4.49	$4.52	$4.07	N/A	N/A
End of period	$4.53	$3.66	$6.17	$6.01	$4.49	$4.52	N/A	N/A
Accumulation units outstanding
at the end of period	68,798	66,310	185,751	156,427	72,635	113,500	N/A	N/A

JNL/MCM Consumer Brands
Sector Division493
Accumulation unit value:
Beginning of period	$7.10	$10.50	$11.58	$10.37	$10.80	$9.96	N/A	N/A
End of period	$9.30	$7.10	$10.50	$11.58	$10.37	$10.80	N/A	N/A
Accumulation units outstanding
at the end of period	25,596	28,602	21,720	38,109	34,931	22,700	N/A	N/A

JNL/MCM Dow 10 Division59

Accumulation unit value:
Beginning of period	$5.95	$11.21	$11.28	$8.84	$9.53	$9.41	$7.60	$8.70
End of period	$6.79	$5.95	$11.21	$11.28	$8.84	$9.53	$9.41	$7.60
Accumulation units outstanding
at the end of period	1,018,163	1,308,969	1,753,198	2,156,781	2,359,721	2,205,522	327,493	50,517

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.21	$10.46	$11.81	$10.00	N/A	N/A	N/A	N/A
End of period	$6.17	$5.21	$10.46	$11.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	103,577	136,845	365,228	319,970	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division59
Accumulation unit value:
Beginning of period	$6.07	$9.91	$9.71	$8.44	$8.23	$7.52	$5.92	$7.43
End of period	$5.66	$6.07	$9.91	$9.71	$8.44	$8.23	$7.52	$5.92
Accumulation units outstanding
at the end of period	-	147,202	151,781	187,863	212,795	293,335	112,119	7,549

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$10.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	613	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division493
Accumulation unit value:
Beginning of period	$5.79	$11.93	$14.67	$12.56	$12.03	$10.82	N/A	N/A
End of period	$6.76	$5.79	$11.93	$14.67	$12.56	$12.03	N/A	N/A
Accumulation units outstanding
at the end of period	90,063	95,346	37,441	54,891	41,928	42,381	N/A	N/A

JNL/MCM Global 15 Division129

Accumulation unit value:
Beginning of period	$9.68	$19.11	$17.48	$12.67	$11.69	$9.27	$7.07	$8.57
End of period	$12.49	$9.68	$19.11	$17.48	$12.67	$11.69	$9.27	$7.07
Accumulation units outstanding
at the end of period	803,629	1,050,065	1,424,761	1,807,107	1,996,634	1,798,829	210,463	15,848

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2130

Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,285	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division477
Accumulation unit value:
Beginning of period	$9.47	$12.53	$11.84	$11.32	$10.69	$10.50	$10.23	N/A
End of period	$11.28	$9.47	$12.53	$11.84	$11.32	$10.69	$10.50	N/A
Accumulation units outstanding
at the end of period	77,716	115,679	124,140	123,755	156,765	99,367	25,682	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	$6.83	$9.81	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.41	$6.83	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,377	28,380	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division78
Accumulation unit value:
Beginning of period	$11.37	$20.24	$18.63	$15.08	$13.52	$11.50	$8.51	$10.47
End of period	$14.47	$11.37	$20.24	$18.63	$15.08	$13.52	$11.50	$8.51
Accumulation units outstanding
at the end of period	425,339	516,857	577,791	713,972	765,163	839,686	167,301	41,950

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division678

Accumulation unit value:
Beginning of period	$7.84	$13.86	$13.89	$11.88	$10.90	$9.92	N/A	N/A
End of period	$9.58	$7.84	$13.86	$13.89	$11.88	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	828,158	960,767	1,311,190	1,501,730	887,522	87,828	N/A	N/A

JNL/MCM JNL Optimized
5 Division1065
Accumulation unit value:
Beginning of period	$6.36	$11.98	$10.72	$10.13	N/A	N/A	N/A	N/A
End of period	$8.62	$6.36	$11.98	$10.72	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	143,578	151,418	132,406	44,893	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division692

Accumulation unit value:
Beginning of period	$7.33	$12.74	$10.87	$10.55	$10.83	$10.12	N/A	N/A
End of period	$9.68	$7.33	$12.74	$10.87	$10.55	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	40,490	38,951	51,142	47,519	48,088	39,183	N/A	N/A

JNL/MCM NYSE International
25 Division1304
Accumulation unit value:
Beginning of period	$6.15	$11.56	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$6.15	$11.56	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	61,966	45,101	177,683	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division531
Accumulation unit value:
Beginning of period	$22.48	$36.76	$27.62	$23.23	$17.26	$14.31	N/A	N/A
End of period	$26.57	$22.48	$36.76	$27.62	$23.23	$17.26	N/A	N/A
Accumulation units outstanding
at the end of period	83,644	106,694	119,098	118,958	151,146	74,279	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$10.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,907	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division129

Accumulation unit value:
Beginning of period	$7.04	$14.21	$13.75	$13.35	$9.88	$8.53	$7.29	$9.74
End of period	$8.30	$7.04	$14.21	$13.75	$13.35	$9.88	$8.53	$7.29
Accumulation units outstanding
at the end of period	843,915	1,053,105	1,476,852	1,803,065	2,081,412	1,976,110	250,730	20,320

JNL/MCM S&P 24 Division1094

Accumulation unit value:
Beginning of period	$7.14	$10.79	$10.19	$9.47	N/A	N/A	N/A	N/A
End of period	$8.35	$7.14	$10.79	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,692	5,560	2,248	5,721	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division78
Accumulation unit value:
Beginning of period	$9.88	$16.09	$15.21	$14.09	$12.79	$11.22	$8.47	$10.67
End of period	$13.42	$9.88	$16.09	$15.21	$14.09	$12.79	$11.22	$8.47
Accumulation units outstanding
at the end of period	468,158	589,520	669,496	790,185	911,694	987,482	248,893	51,862

JNL/MCM S&P 500 Index Division55

Accumulation unit value:
Beginning of period	$7.70	$12.55	$12.16	$10.73	$10.45	$9.65	$7.67	$9.79
End of period	$9.55	$7.70	$12.55	$12.16	$10.73	$10.45	$9.65	$7.67
Accumulation units outstanding
at the end of period	991,699	1,033,940	1,162,125	1,287,765	1,388,502	1,585,750	374,128	76,112

JNL/MCM S&P SMid 60 Division1304

Accumulation unit value:
Beginning of period	$6.07	$8.83	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.65	$6.07	$8.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	46,600	22,777	11,382	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division129
Accumulation unit value:
Beginning of period	$10.97	$18.60	$21.11	$19.59	$18.27	$16.49	$11.32	$13.79
End of period	$11.33	$10.97	$18.60	$21.11	$19.59	$18.27	$16.49	$11.32
Accumulation units outstanding
at the end of period	508,281	624,704	864,300	1,015,439	1,169,597	1,073,963	150,344	12,903

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division78
Accumulation unit value:
Beginning of period	$9.59	$14.97	$15.54	$13.44	$13.11	$11.34	$7.90	$10.34
End of period	$12.02	$9.59	$14.97	$15.54	$13.44	$13.11	$11.34	$7.90
Accumulation units outstanding
at the end of period	499,173	519,454	581,082	653,344	717,040	778,833	225,212	48,404
JNL/MCM Technology Sector
Division493
Accumulation unit value:
Beginning of period	$3.87	$6.95	$6.16	$5.73	$5.68	$6.11	N/A	N/A
End of period	$6.24	$3.87	$6.95	$6.16	$5.73	$5.68	N/A	N/A
Accumulation units outstanding
at the end of period	195,517	130,928	176,005	173,882	144,511	113,114	N/A	N/A

JNL/MCM Value Line 30 Division681

Accumulation unit value:
Beginning of period	$9.21	$17.81	$15.15	$15.61	$11.43	$9.73	N/A	N/A
End of period	$10.40	$9.21	$17.81	$15.15	$15.61	$11.43	N/A	N/A
Accumulation units outstanding
at the end of period	223,278	275,102	539,671	519,476	496,263	64,411	N/A	N/A

JNL/MCM VIP Division678

Accumulation unit value:
Beginning of period	$8.10	$14.39	$13.21	$11.96	$11.07	$9.95	N/A	N/A
End of period	$9.89	$8.10	$14.39	$13.21	$11.96	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	188,378	167,251	225,779	370,267	465,406	57,594	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division39
Accumulation unit value:
Beginning of period	$8.83	$15.17	$14.50	$12.60	$11.25	$9.70	$7.01	$8.88
End of period	$12.12	$8.83	$15.17	$14.50	$12.60	$11.25	$9.70	$7.01
Accumulation units outstanding
at the end of period	132,876	156,244	182,742	225,160	272,585	286,871	84,995	46,276

JNL/PAM Asia ex-Japan
Division1771
Accumulation unit value:
Beginning of period	$4.81	$8.94	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.02	$4.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	65,252	523	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1770

Accumulation unit value:
Beginning of period	$4.16	$7.66	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	$4.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	101,251	19,867	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.35	$10.92	$10.03	N/A	N/A	N/A	N/A	N/A
End of period	$11.94	$10.35	$10.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	326,708	467,082	100,803	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division39
Accumulation unit value:
Beginning of period	$14.87	$15.05	$14.13	$13.87	$13.78	$13.40	$13.00	$12.29
End of period	$16.89	$14.87	$15.05	$14.13	$13.87	$13.78	$13.40	$13.00
Accumulation units outstanding
at the end of period	624,043	679,057	628,085	579,052	549,451	504,201	200,320	47,963

JNL/PPM America Core
Equity Division50
Accumulation unit value:
Beginning of period	$12.68	$21.66	$23.73	$21.20	$19.81	$17.81	$14.22	$17.36
End of period	$15.78	$12.68	$21.66	$23.73	$21.20	$19.81	$17.81	$14.22
Accumulation units outstanding
at the end of period	-	15,606	13,367	16,384	17,265	9,543	5,959	1,170

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.32	$13.67	$14.05	$12.92	$12.91	$12.55	N/A	N/A
End of period	$13.41	$9.32	$13.67	$14.05	$12.92	$12.91	N/A	N/A
Accumulation units outstanding
at the end of period	257,218	188,327	189,756	278,714	325,927	357,531	N/A	N/A

JNL/PPM America Mid
Cap Value Division1775
Accumulation unit value:
Beginning of period	$5.63	$10.46	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$5.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	310	348	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1775
Accumulation unit value:
Beginning of period	$6.24	$10.40	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	300	473	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division81
Accumulation unit value:
Beginning of period	$10.78	$20.74	$22.34	$20.08	$19.45	$18.01	$14.69	$18.54
End of period	$15.33	$10.78	$20.74	$22.34	$20.08	$19.45	$18.01	$14.69
Accumulation units outstanding
at the end of period	19,565	30,432	29,294	50,919	52,447	54,383	18,371	3,051

JNL/Red Rocks Listed
Private Equity Division1898
Accumulation unit value:
Beginning of period	$5.92	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	31,560	11,884	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1454

Accumulation unit value:
Beginning of period	$6.67	$9.92	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$9.32	$6.67	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	164,543	190,623	470	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.89	$9.78	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.78	$6.89	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	71,039	60,640	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.27	$10.49	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$7.74	$6.27	$10.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,099	12,513	126	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.61	$10.54	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$8.89	$7.61	$10.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,638	11,832	63	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.75	$10.51	$10.13	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	$6.75	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,492	11,350	1,284	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division1460
Accumulation unit value:
Beginning of period	$7.12	$9.76	$9.82	N/A	N/A	N/A	N/A	N/A
End of period	$8.65	$7.12	$9.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	66,350	88,641	450	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.26	$9.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.67	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	61,752	58,544	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division58
Accumulation unit value:
Beginning of period	$9.77	$16.32	$15.19	$13.36	$12.51	$11.29	$9.05	$10.76
End of period	$12.60	$9.77	$16.32	$15.19	$13.36	$12.51	$11.29	$9.05
Accumulation units outstanding
at the end of period	581,625	658,558	744,367	770,684	956,874	961,604	145,868	50,136

JNL/S&P Managed Conservative
Division688
Accumulation unit value:
Beginning of period	$9.92	$11.69	$11.17	$10.53	$10.31	$9.96	N/A	N/A
End of period	$11.08	$9.92	$11.69	$11.17	$10.53	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	273,525	377,142	233,966	201,473	19,793	10,460	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division59

Accumulation unit value:
Beginning of period	$10.30	$16.18	$15.13	$13.47	$12.74	$11.62	$9.70	$10.85
End of period	$12.98	$10.30	$16.18	$15.13	$13.47	$12.74	$11.62	$9.70
Accumulation units outstanding
at the end of period	1,106,591	1,251,045	1,553,956	1,792,908	1,933,486	2,186,951	611,620	160,118

JNL/S&P Managed Moderate
Division685
Accumulation unit value:
Beginning of period	$9.69	$12.50	$11.79	$10.85	$10.50	$9.91	N/A	N/A
End of period	$11.31	$9.69	$12.50	$11.79	$10.85	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	304,321	188,635	114,162	122,382	41,347	5,613	N/A	N/A

JNL/S&P Managed Moderate
Growth Division53
Accumulation unit value:
Beginning of period	$10.97	$15.37	$14.38	$13.03	$12.44	$11.53	$9.95	$10.83
End of period	$13.33	$10.97	$15.37	$14.38	$13.03	$12.44	$11.53	$9.95
Accumulation units outstanding
at the end of period	1,014,027	994,659	1,257,251	1,389,148	1,454,294	1,427,421	602,178	92,469

JNL/S&P Retirement 2015
Division1038
Accumulation unit value:
Beginning of period	$8.01	$11.64	$10.83	$10.19	N/A	N/A	N/A	N/A
End of period	$9.43	$8.01	$11.64	$10.83	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	39,054	14,666	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1079
Accumulation unit value:
Beginning of period	$7.75	$11.81	$10.96	$10.08	N/A	N/A	N/A	N/A
End of period	$9.24	$7.75	$11.81	$10.96	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1156
Accumulation unit value:
Beginning of period	$7.57	$11.95	$11.03	$10.29	N/A	N/A	N/A	N/A
End of period	$9.11	$7.57	$11.95	$11.03	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,666	-	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1012
Accumulation unit value:
Beginning of period	$8.96	$11.13	$10.58	$9.96	N/A	N/A	N/A	N/A
End of period	$10.07	$8.96	$11.13	$10.58	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,764	9,838	6,158	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.37	$9.86	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.96	$6.37	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	61,218	66,371	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division70

Accumulation unit value:
Beginning of period	$21.61	$27.70	$26.18	$23.41	$22.59	$20.70	$17.30	$18.58
End of period	$25.45	$21.61	$27.70	$26.18	$23.41	$22.59	$20.70	$17.30
Accumulation units outstanding
at the end of period	258,407	306,317	300,500	266,429	251,814	261,169	66,404	5,408

JNL/Select Money Market
Division123
Accumulation unit value:
Beginning of period	$12.93	$12.85	$12.47	$12.12	$11.99	$12.09	$12.23	$12.27
End of period	$12.74	$12.93	$12.85	$12.47	$12.12	$11.99	$12.09	$12.23
Accumulation units outstanding
at the end of period	405,623	956,327	647,788	276,460	249,165	102,563	70,311	28,058

JNL/Select Value Division241

Accumulation unit value:
Beginning of period	$14.44	$22.01	$20.74	$17.43	$16.37	$14.49	$10.93	$11.24
End of period	$17.61	$14.44	$22.01	$20.74	$17.43	$16.37	$14.49	$10.93
Accumulation units outstanding
at the end of period	123,431	156,858	206,105	175,429	130,036	154,856	38,364	685

JNL/T.Rowe Price Established
Growth Division50
Accumulation unit value:
Beginning of period	$18.01	$32.02	$29.55	$26.41	$25.30	$23.39	$18.21	$22.28
End of period	$25.44	$18.01	$32.02	$29.55	$26.41	$25.30	$23.39	$18.21
Accumulation units outstanding
at the end of period	167,867	166,973	218,018	170,295	178,385	150,858	41,916	3,956

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division39
Accumulation unit value:
Beginning of period	$26.11	$44.70	$38.76	$36.87	$32.84	$28.27	$20.73	$25.45
End of period	$37.73	$26.11	$44.70	$38.76	$36.87	$32.84	$28.27	$20.73
Accumulation units outstanding
at the end of period	118,373	128,830	138,400	137,456	140,197	163,860	49,429	2,035

JNL/T.Rowe Price Short-Term
Bond Division1068
Accumulation unit value:
Beginning of period	$9.74	$10.52	$10.20	$10.00	N/A	N/A	N/A	N/A
End of period	$10.31	$9.74	$10.52	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	119,876	78,072	76,452	65,591	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division55

Accumulation unit value:
Beginning of period	$9.40	$16.04	$16.16	$13.68	$13.10	$11.55	$9.04	$10.81
End of period	$12.68	$9.40	$16.04	$16.16	$13.68	$13.10	$11.55	$9.04
Accumulation units outstanding
at the end of period	342,999	366,376	447,684	446,203	461,268	620,533	292,978	69,170

Accumulation Unit Values
Contract with Endorsements - 1.605%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2146
Accumulation unit value:
Beginning of period	$12.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	220	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division995
Accumulation unit value:
Beginning of period	$8.22	$12.99	$15.54	$12.00	N/A	N/A	N/A	N/A
End of period	$10.72	$8.22	$12.99	$15.54	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,231	1,500	4,147	3,062	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division938
Accumulation unit value:
Beginning of period	$10.90	$18.76	$17.37	$14.40	$13.34	N/A	N/A	N/A
End of period	$14.70	$10.90	$18.76	$17.37	$14.40	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	442	151	664	551	588	N/A	N/A	N/A

JNL/AIM Large Cap Growth
Division1186
Accumulation unit value:
Beginning of period	$8.70	$14.18	$12.45	$12.14	N/A	N/A	N/A	N/A
End of period	$10.64	$8.70	$14.18	$12.45	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	545	444	417	236	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	$8.94	$12.02	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.78	$8.94	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,861	3,559	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division1015
Accumulation unit value:
Beginning of period	$17.10	$30.21	$25.45	$23.87	N/A	N/A	N/A	N/A
End of period	$23.26	$17.10	$30.21	$25.45	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,880	1,998	953	1,003	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division1177
Accumulation unit value:
Beginning of period	$17.06	$29.31	$27.15	$26.53	N/A	N/A	N/A	N/A
End of period	$22.63	$17.06	$29.31	$27.15	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,339	-	-	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.57	$13.69	$11.41	N/A	N/A	N/A	N/A	N/A
End of period	$9.69	$6.57	$13.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,532	2,345	2,277	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity
Division1058
Accumulation unit value:
Beginning of period	$15.37	$25.31	$22.94	$22.11	N/A	N/A	N/A	N/A
End of period	$20.49	$15.37	$25.31	$22.94	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36	36	37	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.24	$9.94	$10.03	N/A	N/A	N/A	N/A	N/A
End of period	$8.00	$6.24	$9.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,032	8,163	8,271	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$6.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	232	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1177
Accumulation unit value:
Beginning of period	$7.53	$10.89	$10.86	$10.48	N/A	N/A	N/A	N/A
End of period	$9.85	$7.53	$10.89	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,330	2,370	1,582	-	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,892	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division1022
Accumulation unit value:
Beginning of period	$7.68	$11.68	$12.64	$11.92	N/A	N/A	N/A	N/A
End of period	$10.10	$7.68	$11.68	$12.64	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	440	492	457	393	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division861
Accumulation unit value:
Beginning of period	$18.67	$20.01	$19.00	$18.44	$18.50	N/A	N/A	N/A
End of period	$20.97	$18.67	$20.01	$19.00	$18.44	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,997	4,615	6,795	5,462	3,606	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$9.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	542	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division1177
Accumulation unit value:
Beginning of period	$8.16	$12.98	$12.84	$12.29	N/A	N/A	N/A	N/A
End of period	$10.66	$8.16	$12.98	$12.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	679	101	350	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division1151
Accumulation unit value:
Beginning of period	$9.41	$17.23	$15.64	$13.70	N/A	N/A	N/A	N/A
End of period	$12.06	$9.41	$17.23	$15.64	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,362	2,755	5,409	2,200	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap
Growth Division1186
Accumulation unit value:
Beginning of period	$13.78	$25.21	$23.73	$22.55	N/A	N/A	N/A	N/A
End of period	$19.39	$13.78	$25.21	$23.73	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	160	185	141	170	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division1186
Accumulation unit value:
Beginning of period	$17.16	$16.37	$15.64	$15.64	N/A	N/A	N/A	N/A
End of period	$17.51	$17.16	$16.37	$15.64	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,135	1,203	1,651	1,714	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.93	$14.10	$10.19	N/A	N/A	N/A	N/A	N/A
End of period	$11.72	$6.93	$14.10	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	768	567	217	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division1058
Accumulation unit value:
Beginning of period	$9.47	$15.66	$17.08	$16.43	N/A	N/A	N/A	N/A
End of period	$8.93	$9.47	$15.66	$17.08	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$7.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,230	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$8.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.26	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	754	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division678

Accumulation unit value:
Beginning of period	$7.64	$11.98	$12.53	$11.34	$11.88	$10.99	N/A	N/A
End of period	$11.49	$7.64	$11.98	$12.53	$11.34	$11.88	N/A	N/A
Accumulation units outstanding
at the end of period	1,375	1,188	3,461	3,155	2,052	2,011	N/A	N/A

JNL/MCM Bond Index Division992

Accumulation unit value:
Beginning of period	$12.07	$11.83	$11.29	$11.12	N/A	N/A	N/A	N/A
End of period	$12.56	$12.07	$11.83	$11.29	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,045	1,045	1,045	1,045	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division1143
Accumulation unit value:
Beginning of period	$3.66	$6.17	$6.01	$5.31	N/A	N/A	N/A	N/A
End of period	$4.53	$3.66	$6.17	$6.01	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division678

Accumulation unit value:
Beginning of period	$5.95	$11.20	$11.27	$8.84	$9.52	$8.84	N/A	N/A
End of period	$6.79	$5.95	$11.20	$11.27	$8.84	$9.52	N/A	N/A
Accumulation units outstanding
at the end of period	2,039	2,552	6,352	8,066	2,447	2,520	N/A	N/A

JNL/MCM Dow Dividend Division1150

Accumulation unit value:
Beginning of period	$5.21	$10.46	$11.81	$10.84	N/A	N/A	N/A	N/A
End of period	$6.17	$5.21	$10.46	$11.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	738	1,613	1,725	567	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	$5.79	$9.65	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.76	$5.79	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	90	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division678

Accumulation unit value:
Beginning of period	$9.68	$19.10	$17.47	$12.67	$11.68	$10.50	N/A	N/A
End of period	$12.48	$9.68	$19.10	$17.47	$12.67	$11.68	N/A	N/A
Accumulation units outstanding
at the end of period	1,245	1,383	4,263	6,130	2,123	2,092	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division1191
Accumulation unit value:
Beginning of period	$9.47	$12.53	$11.84	$11.89	N/A	N/A	N/A	N/A
End of period	$11.27	$9.47	$12.53	$11.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	104	155	137	47	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division1058
Accumulation unit value:
Beginning of period	$11.36	$20.23	$18.63	$17.16	N/A	N/A	N/A	N/A
End of period	$14.46	$11.36	$20.23	$18.63	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,086	1,435	1,658	31	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division690

Accumulation unit value:
Beginning of period	$7.84	$13.86	$13.88	$11.87	$10.90	$9.62	N/A	N/A
End of period	$9.57	$7.84	$13.86	$13.88	$11.87	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	3,822	21,153	27,542	22,402	8,963	8,963	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.36	$10.53	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.62	$6.36	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,673	2,645	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division842

Accumulation unit value:
Beginning of period	$7.33	$12.74	$10.87	$10.55	$10.38	N/A	N/A	N/A
End of period	$9.68	$7.33	$12.74	$10.87	$10.55	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	825	136	402	-	-	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division1337
Accumulation unit value:
Beginning of period	$6.15	$11.56	$10.65	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$6.15	$11.56	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	894	645	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division1020
Accumulation unit value:
Beginning of period	$22.47	$36.74	$27.60	$24.31	N/A	N/A	N/A	N/A
End of period	$26.55	$22.47	$36.74	$27.60	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	133	65	105	21	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division678

Accumulation unit value:
Beginning of period	$7.04	$14.21	$13.75	$13.35	$9.88	$9.00	N/A	N/A
End of period	$8.30	$7.04	$14.21	$13.75	$13.35	$9.88	N/A	N/A
Accumulation units outstanding
at the end of period	1,512	697	4,346	5,588	2,523	2,509	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division1205
Accumulation unit value:
Beginning of period	$9.88	$16.08	$15.21	$15.27	N/A	N/A	N/A	N/A
End of period	$13.42	$9.88	$16.08	$15.21	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	306	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division680

Accumulation unit value:
Beginning of period	$7.70	$12.55	$12.15	$10.73	$10.45	$9.71	N/A	N/A
End of period	$9.54	$7.70	$12.55	$12.15	$10.73	$10.45	N/A	N/A
Accumulation units outstanding
at the end of period	1,446	707	707	707	18,040	97,031	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division678
Accumulation unit value:
Beginning of period	$10.97	$18.59	$21.10	$19.58	$18.27	$15.89	N/A	N/A
End of period	$11.32	$10.97	$18.59	$21.10	$19.58	$18.27	N/A	N/A
Accumulation units outstanding
at the end of period	1,335	386	1,879	1,767	1,398	1,379	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index Division

Accumulation unit value:
Beginning of period	$9.58	$13.23	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.01	$9.58	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	149	187	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector
Division1205
Accumulation unit value:
Beginning of period	$3.86	$6.94	$6.16	$6.23	N/A	N/A	N/A	N/A
End of period	$6.23	$3.86	$6.94	$6.16	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	959	817	690	750	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division848

Accumulation unit value:
Beginning of period	$9.21	$17.81	$15.15	$15.61	$12.53	N/A	N/A	N/A
End of period	$10.40	$9.21	$17.81	$15.15	$15.61	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,997	3,917	4,765	5,441	73	N/A	N/A	N/A

JNL/MCM VIP Division1056

Accumulation unit value:
Beginning of period	$8.10	$14.39	$13.21	$12.61	N/A	N/A	N/A	N/A
End of period	$9.88	$8.10	$14.39	$13.21	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,610	172	879	920	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division1186
Accumulation unit value:
Beginning of period	$8.83	$15.17	$14.50	$13.81	N/A	N/A	N/A	N/A
End of period	$12.11	$8.83	$15.17	$14.50	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,347	804	122	139	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan
Division1838
Accumulation unit value:
Beginning of period	$4.81	$7.81	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.02	$4.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	87	267	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	$4.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	755	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.35	$10.92	$10.04	N/A	N/A	N/A	N/A	N/A
End of period	$11.94	$10.35	$10.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,554	11,700	475	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division992
Accumulation unit value:
Beginning of period	$14.86	$15.04	$14.12	$13.99	N/A	N/A	N/A	N/A
End of period	$16.88	$14.86	$15.04	$14.12	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,693	8,390	5,838	5,707	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division861
Accumulation unit value:
Beginning of period	$9.31	$13.66	$14.03	$12.90	$12.82	N/A	N/A	N/A
End of period	$13.40	$9.31	$13.66	$14.03	$12.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	272	591	577	1,537	-	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	$10.77	$20.73	$23.91	N/A	N/A	N/A	N/A	N/A
End of period	$15.32	$10.77	$20.73	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	58	59	60	N/A	N/A	N/A	N/A	N/A
JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.67	$9.26	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.32	$6.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,199	328	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.27	$10.49	$9.93	N/A	N/A	N/A	N/A	N/A
End of period	$7.74	$6.27	$10.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,742	2,702	2,690	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$6.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,735	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	$9.76	$16.31	$15.26	N/A	N/A	N/A	N/A	N/A
End of period	$12.59	$9.76	$16.31	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,662	1,720	1,752	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division1161
Accumulation unit value:
Beginning of period	$9.92	$11.68	$11.17	$10.92	N/A	N/A	N/A	N/A
End of period	$11.08	$9.92	$11.68	$11.17	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,741	3,999	4,255	3,978	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	$10.29	$16.18	$15.42	N/A	N/A	N/A	N/A	N/A
End of period	$12.97	$10.29	$16.18	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,340	2,944	6,231	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Division1161
Accumulation unit value:
Beginning of period	$9.68	$12.49	$11.79	$11.33	N/A	N/A	N/A	N/A
End of period	$11.30	$9.68	$12.49	$11.79	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,416	7,771	11,200	3,804	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division1115
Accumulation unit value:
Beginning of period	$10.96	$15.37	$14.37	$13.11	N/A	N/A	N/A	N/A
End of period	$13.32	$10.96	$15.37	$14.37	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,589	7,659	11,399	3,391	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	$7.57	$11.95	$11.64	N/A	N/A	N/A	N/A	N/A
End of period	$9.11	$7.57	$11.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	653	683	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division861

Accumulation unit value:
Beginning of period	$21.59	$27.68	$26.17	$23.40	$22.48	N/A	N/A	N/A
End of period	$25.43	$21.59	$27.68	$26.17	$23.40	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,323	14,692	37,260	28,279	11,878	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division861

Accumulation unit value:
Beginning of period	$14.43	$22.00	$20.73	$17.42	$16.48	N/A	N/A	N/A
End of period	$17.61	$14.43	$22.00	$20.73	$17.42	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,837	5,828	12,091	10,791	3,872	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division995
Accumulation unit value:
Beginning of period	$18.00	$32.00	$29.54	$26.68	N/A	N/A	N/A	N/A
End of period	$25.42	$18.00	$32.00	$29.54	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,398	1,035	908	187	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division1058
Accumulation unit value:
Beginning of period	$26.07	$44.64	$38.72	$39.04	N/A	N/A	N/A	N/A
End of period	$37.68	$26.07	$44.64	$38.72	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,673	1,065	996	15	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division995
Accumulation unit value:
Beginning of period	$9.39	$16.03	$16.15	$13.84	N/A	N/A	N/A	N/A
End of period	$12.67	$9.39	$16.03	$16.15	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,097	4,159	863	563	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.61%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division1224
Accumulation unit value:
Beginning of period	$10.90	$18.75	$17.44	N/A	N/A	N/A	N/A	N/A
End of period	$14.69	$10.90	$18.75	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,170	6,247	6,316	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division1224
Accumulation unit value:
Beginning of period	$9.41	$17.22	$15.72	N/A	N/A	N/A	N/A	N/A
End of period	$12.05	$9.41	$17.22	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,871	5,944	6,009	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division1224
Accumulation unit value:
Beginning of period	$11.81	$19.66	$20.61	N/A	N/A	N/A	N/A	N/A
End of period	$16.23	$11.81	$19.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,505	8,175	8,903	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division1224

Accumulation unit value:
Beginning of period	$9.67	$19.09	$17.45	N/A	N/A	N/A	N/A	N/A
End of period	$12.47	$9.67	$19.09	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,021	13,310	12,227	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division1224

Accumulation unit value:
Beginning of period	$7.84	$13.86	$13.79	N/A	N/A	N/A	N/A	N/A
End of period	$9.57	$7.84	$13.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,772	17,430	17,798	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division1224
Accumulation unit value:
Beginning of period	$22.45	$36.72	$26.54	N/A	N/A	N/A	N/A	N/A
End of period	$26.53	$22.45	$36.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,252	4,305	4,352	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division1224

Accumulation unit value:
Beginning of period	$7.04	$14.20	$13.49	N/A	N/A	N/A	N/A	N/A
End of period	$8.29	$7.04	$14.20	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,584	18,293	16,440	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division1224
Accumulation unit value:
Beginning of period	$9.87	$16.08	$15.26	N/A	N/A	N/A	N/A	N/A
End of period	$13.41	$9.87	$16.08	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,081	9,777	10,889	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division1224
Accumulation unit value:
Beginning of period	$9.76	$16.30	$15.17	N/A	N/A	N/A	N/A	N/A
End of period	$12.58	$9.76	$16.30	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,678	9,892	10,739	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division1438
Accumulation unit value:
Beginning of period	$10.96	$15.36	$15.14	N/A	N/A	N/A	N/A	N/A
End of period	$13.31	$10.96	$15.36	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,373	9,490	9,594	N/A	N/A	N/A	N/A	N/A
JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market
Division1438
Accumulation unit value:
Beginning of period	$12.92	$12.84	$12.80	N/A	N/A	N/A	N/A	N/A
End of period	$12.73	$12.92	$12.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	66,541	67,369	68,109	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.63%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2191
Accumulation unit value:
Beginning of period	$13.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,960	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2093
Accumulation unit value:
Beginning of period	$12.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,351	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division1008
Accumulation unit value:
Beginning of period	$8.21	$12.98	$15.53	$12.09	N/A	N/A	N/A	N/A
End of period	$10.71	$8.21	$12.98	$15.53	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,707	349	670	362	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division743
Accumulation unit value:
Beginning of period	$10.87	$18.70	$17.32	$14.36	$12.83	N/A	N/A	N/A
End of period	$14.65	$10.87	$18.70	$17.32	$14.36	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	$8.68	$13.99	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.62	$8.68	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	289	309	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	$8.92	$12.65	$12.82	N/A	N/A	N/A	N/A	N/A
End of period	$10.75	$8.92	$12.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	376	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	$17.04	$29.23	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$23.17	$17.04	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	131	161	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.57	$13.69	$12.48	N/A	N/A	N/A	N/A	N/A
End of period	$9.69	$6.57	$13.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,424	320	1,089	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$4.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,950	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division612

Accumulation unit value:
Beginning of period	$11.25	$18.76	$18.96	$17.15	$16.86	$15.55	N/A	N/A
End of period	$14.82	$11.25	$18.76	$18.96	$17.15	$16.86	N/A	N/A
Accumulation units outstanding
at the end of period	132	133	134	135	136	137	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.24	$9.93	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$7.99	$6.24	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	684	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	$7.52	$10.88	$11.15	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	$7.52	$10.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,686	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division612
Accumulation unit value:
Beginning of period	$18.61	$19.95	$18.95	$18.40	$18.22	$17.28	N/A	N/A
End of period	$20.90	$18.61	$19.95	$18.95	$18.40	$18.22	N/A	N/A
Accumulation units outstanding
at the end of period	119	120	121	122	123	123	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$9.05	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,289	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	$8.16	$12.97	$12.80	N/A	N/A	N/A	N/A	N/A
End of period	$10.65	$8.16	$12.97	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	136	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division612
Accumulation unit value:
Beginning of period	$9.39	$17.19	$15.61	$12.02	$10.30	$8.78	N/A	N/A
End of period	$12.02	$9.39	$17.19	$15.61	$12.02	$10.30	N/A	N/A
Accumulation units outstanding
at the end of period	1,159	1,374	4,218	3,507	241	243	N/A	N/A

JNL/JPMorgan MidCap
Growth Division1148
Accumulation unit value:
Beginning of period	$13.74	$25.13	$23.66	$21.37	N/A	N/A	N/A	N/A
End of period	$19.32	$13.74	$25.13	$23.66	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	803	937	925	947	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	$17.10	$16.46	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.45	$17.10	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	769	769	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.93	$13.89	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.71	$6.93	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,409	343	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division612
Accumulation unit value:
Beginning of period	$11.78	$19.62	$20.48	$18.17	$16.97	$14.88	N/A	N/A
End of period	$16.19	$11.78	$19.62	$20.48	$18.17	$16.97	N/A	N/A
Accumulation units outstanding
at the end of period	138	139	141	141	142	143	N/A	N/A

JNL/Lazard Small Cap
Equity Division743
Accumulation unit value:
Beginning of period	$9.44	$15.63	$17.04	$14.83	$13.72	N/A	N/A	N/A
End of period	$8.91	$9.44	$15.63	$17.04	$14.83	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1364
Accumulation unit value:
Beginning of period	$6.15	$9.81	$10.25	N/A	N/A	N/A	N/A	N/A
End of period	$7.54	$6.15	$9.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,436	2,472	2,501	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division737

Accumulation unit value:
Beginning of period	$7.62	$11.95	$12.50	$11.32	$11.86	$11.86	N/A	N/A
End of period	$11.46	$7.62	$11.95	$12.50	$11.32	$11.86	N/A	N/A
Accumulation units outstanding
at the end of period	-	671	643	1,359	2,811	1,532	N/A	N/A

JNL/MCM Bond Index Division743

Accumulation unit value:
Beginning of period	$12.05	$11.81	$11.28	$11.06	$11.01	N/A	N/A	N/A
End of period	$12.53	$12.05	$11.81	$11.28	$11.06	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,699	792	583	498	468	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division795

Accumulation unit value:
Beginning of period	$5.94	$11.18	$11.25	$8.82	$8.92	N/A	N/A	N/A
End of period	$6.77	$5.94	$11.18	$11.25	$8.82	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	702	1,299	2,176	1,633	N/A	N/A	N/A

JNL/MCM Dow Dividend Division1008

Accumulation unit value:
Beginning of period	$5.21	$10.45	$11.81	$9.88	N/A	N/A	N/A	N/A
End of period	$6.16	$5.21	$10.45	$11.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	114	3,924	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division743
Accumulation unit value:
Beginning of period	$6.05	$9.89	$9.69	$8.43	$8.07	N/A	N/A	N/A
End of period	$5.64	$6.05	$9.89	$9.69	$8.43	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	$5.78	$8.76	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.74	$5.78	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	671	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division737

Accumulation unit value:
Beginning of period	$9.65	$19.06	$17.43	$12.65	$11.67	$11.67	N/A	N/A
End of period	$12.45	$9.65	$19.06	$17.43	$12.65	$11.67	N/A	N/A
Accumulation units outstanding
at the end of period	-	444	1,724	3,589	2,845	1,557	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division612
Accumulation unit value:
Beginning of period	$9.44	$12.50	$11.81	$11.30	$10.67	$10.48	N/A	N/A
End of period	$11.24	$9.44	$12.50	$11.81	$11.30	$10.67	N/A	N/A
Accumulation units outstanding
at the end of period	98	139	100	100	101	102	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division853
Accumulation unit value:
Beginning of period	$11.35	$20.20	$18.60	$15.06	$13.28	N/A	N/A	N/A
End of period	$14.43	$11.35	$20.20	$18.60	$15.06	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,019	425	1,134	1,050	375	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division853

Accumulation unit value:
Beginning of period	$7.83	$13.85	$13.88	$11.87	$11.22	N/A	N/A	N/A
End of period	$9.56	$7.83	$13.85	$13.88	$11.87	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,800	19,752	22,709	14,528	2,272	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.35	$10.09	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.61	$6.35	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,020	2,022	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division743

Accumulation unit value:
Beginning of period	$7.32	$12.73	$10.87	$10.55	$10.42	N/A	N/A	N/A
End of period	$9.66	$7.32	$12.73	$10.87	$10.55	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	87	-	-	554	554	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division1364
Accumulation unit value:
Beginning of period	$6.15	$11.55	$10.85	N/A	N/A	N/A	N/A	N/A
End of period	$8.23	$6.15	$11.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,453	3,503	4,143	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division612
Accumulation unit value:
Beginning of period	$22.42	$36.67	$27.55	$23.19	$17.23	$15.09	N/A	N/A
End of period	$26.49	$22.42	$36.67	$27.55	$23.19	$17.23	N/A	N/A
Accumulation units outstanding
at the end of period	240	241	69	70	70	71	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division737

Accumulation unit value:
Beginning of period	$7.02	$14.17	$13.72	$13.32	$9.86	$9.86	N/A	N/A
End of period	$8.27	$7.02	$14.17	$13.72	$13.32	$9.86	N/A	N/A
Accumulation units outstanding
at the end of period	-	579	1,087	2,643	3,224	1,841	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	$8.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	366	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division853
Accumulation unit value:
Beginning of period	$9.86	$16.06	$15.19	$14.07	$13.26	N/A	N/A	N/A
End of period	$13.39	$9.86	$16.06	$15.19	$14.07	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	496	498	519	1,597	383	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division853

Accumulation unit value:
Beginning of period	$7.68	$12.53	$12.14	$10.72	$10.46	N/A	N/A	N/A
End of period	$9.52	$7.68	$12.53	$12.14	$10.72	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	667	685	3,856	3,685	492	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division1364

Accumulation unit value:
Beginning of period	$6.06	$8.83	$9.79	N/A	N/A	N/A	N/A	N/A
End of period	$9.64	$6.06	$8.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,004	3,881	3,927	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division737
Accumulation unit value:
Beginning of period	$10.94	$18.55	$21.05	$19.54	$18.24	$18.24	N/A	N/A
End of period	$11.29	$10.94	$18.55	$21.05	$19.54	$18.24	N/A	N/A
Accumulation units outstanding
at the end of period	75	446	410	1,747	1,849	996	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division612
Accumulation unit value:
Beginning of period	$9.57	$14.94	$15.52	$13.43	$13.09	$11.56	N/A	N/A
End of period	$11.99	$9.57	$14.94	$15.52	$13.43	$13.09	N/A	N/A
Accumulation units outstanding
at the end of period	766	630	630	494	486	92	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division737

Accumulation unit value:
Beginning of period	$9.20	$17.79	$15.14	$15.60	$11.43	$11.43	N/A	N/A
End of period	$10.38	$9.20	$17.79	$15.14	$15.60	$11.43	N/A	N/A
Accumulation units outstanding
at the end of period	357	149	738	1,657	2,021	1,590	N/A	N/A

JNL/MCM VIP Division1015

Accumulation unit value:
Beginning of period	$8.09	$14.38	$13.20	$12.02	N/A	N/A	N/A	N/A
End of period	$9.87	$8.09	$14.38	$13.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,536	1,611	3,003	3,080	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division743
Accumulation unit value:
Beginning of period	$8.81	$15.14	$14.48	$12.58	$10.85	N/A	N/A	N/A
End of period	$12.08	$8.81	$15.14	$14.48	$12.58	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	32	660	-	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.34	$10.92	$10.77	N/A	N/A	N/A	N/A	N/A
End of period	$11.93	$10.34	$10.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,459	1,205	1,391	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division1042
Accumulation unit value:
Beginning of period	$14.82	$15.00	$14.09	$13.71	N/A	N/A	N/A	N/A
End of period	$16.83	$14.82	$15.00	$14.09	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,318	7,545	6,623	6,899	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division1163
Accumulation unit value:
Beginning of period	$9.28	$13.62	$14.00	$13.48	N/A	N/A	N/A	N/A
End of period	$13.36	$9.28	$13.62	$14.00	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,481	-	-	382	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	$3.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,048	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1454

Accumulation unit value:
Beginning of period	$6.67	$9.92	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$9.31	$6.67	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,974	2,483	1,863	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1454
Accumulation unit value:
Beginning of period	$6.89	$9.91	$10.22	N/A	N/A	N/A	N/A	N/A
End of period	$9.77	$6.89	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	801	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$8.23	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,876	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1454
Accumulation unit value:
Beginning of period	$6.25	$9.92	$10.28	N/A	N/A	N/A	N/A	N/A
End of period	$9.66	$6.25	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,929	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division1105
Accumulation unit value:
Beginning of period	$9.91	$11.67	$11.16	$10.56	N/A	N/A	N/A	N/A
End of period	$11.06	$9.91	$11.67	$11.16	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,334	4,202	2,412	2,665	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Division1105
Accumulation unit value:
Beginning of period	$9.67	$12.48	$11.78	$10.99	N/A	N/A	N/A	N/A
End of period	$11.29	$9.67	$12.48	$11.78	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,470	2,075	2,313	2,555	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$8.96	$10.67	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.06	$8.96	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,167	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1454

Accumulation unit value:
Beginning of period	$6.37	$10.06	$10.51	N/A	N/A	N/A	N/A	N/A
End of period	$8.95	$6.37	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	393	-	779	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division612

Accumulation unit value:
Beginning of period	$21.52	$27.59	$26.09	$23.33	$22.52	$20.92	N/A	N/A
End of period	$25.34	$21.52	$27.59	$26.09	$23.33	$22.52	N/A	N/A
Accumulation units outstanding
at the end of period	10,568	4,734	8,726	3,911	203	204	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	$12.88	$12.85	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.69	$12.88	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	559	600	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division612

Accumulation unit value:
Beginning of period	$14.41	$21.97	$20.71	$17.41	$16.36	$14.83	N/A	N/A
End of period	$17.57	$14.41	$21.97	$20.71	$17.41	$16.36	N/A	N/A
Accumulation units outstanding
at the end of period	5,272	4,023	7,254	6,814	143	144	N/A	N/A

JNL/T.Rowe Price Established
Growth Division743
Accumulation unit value:
Beginning of period	$17.94	$31.90	$29.45	$26.33	$24.73	N/A	N/A	N/A
End of period	$25.32	$17.94	$31.90	$29.45	$26.33	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,824	1,290	1,327	1,152	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division612
Accumulation unit value:
Beginning of period	$26.00	$44.53	$38.61	$36.75	$32.74	$29.25	N/A	N/A
End of period	$37.56	$26.00	$44.53	$38.61	$36.75	$32.74	N/A	N/A
Accumulation units outstanding
at the end of period	3,727	60	36	36	36	36	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division612
Accumulation unit value:
Beginning of period	$9.37	$16.00	$16.13	$13.66	$13.08	$11.80	N/A	N/A
End of period	$12.64	$9.37	$16.00	$16.13	$13.66	$13.08	N/A	N/A
Accumulation units outstanding
at the end of period	2,025	2,027	260	178	180	181	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.645%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002
JNL Institutional Alt
20 Division2129
Accumulation unit value:
Beginning of period	$12.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.58	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,592	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2105
Accumulation unit value:
Beginning of period	$12.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	52,099	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2120
Accumulation unit value:
Beginning of period	$12.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,699	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2124
Accumulation unit value:
Beginning of period	$13.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	30,977	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division870
Accumulation unit value:
Beginning of period	$8.21	$12.98	$15.53	$11.57	$11.04	N/A	N/A	N/A
End of period	$10.70	$8.21	$12.98	$15.53	$11.57	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	60,025	44,316	34,570	20,007	1,910	N/A	N/A	N/A

JNL/AIM International
Growth Division658
Accumulation unit value:
Beginning of period	$10.85	$18.67	$17.29	$14.34	$13.17	$11.38	N/A	N/A
End of period	$14.62	$10.85	$18.67	$17.29	$14.34	$13.17	N/A	N/A
Accumulation units outstanding
at the end of period	34,109	27,706	29,536	2,157	261	262	N/A	N/A

JNL/AIM Large Cap Growth
Division675
Accumulation unit value:
Beginning of period	$8.67	$14.14	$12.42	$11.71	$11.10	$10.44	N/A	N/A
End of period	$10.60	$8.67	$14.14	$12.42	$11.71	$11.10	N/A	N/A
Accumulation units outstanding
at the end of period	42,895	32,149	32,432	10,162	6,868	1,143	N/A	N/A

JNL/AIM Small Cap Growth
Division603
Accumulation unit value:
Beginning of period	$9.23	$15.58	$14.22	$12.62	$11.84	$11.10	N/A	N/A
End of period	$12.24	$9.23	$15.58	$14.22	$12.62	$11.84	N/A	N/A
Accumulation units outstanding
at the end of period	10,297	4,631	5,268	2,527	1,555	1,058	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division704
Accumulation unit value:
Beginning of period	$8.91	$12.63	$11.90	$10.91	$10.08	$9.81	N/A	N/A
End of period	$10.74	$8.91	$12.63	$11.90	$10.91	$10.08	N/A	N/A
Accumulation units outstanding
at the end of period	107,276	133,159	241,972	186,323	39,994	630	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division776
Accumulation unit value:
Beginning of period	$17.01	$30.06	$25.33	$22.72	$21.30	N/A	N/A	N/A
End of period	$23.12	$17.01	$30.06	$25.33	$22.72	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,863	7,609	2,190	311	169	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1468
Accumulation unit value:
Beginning of period	$4.47	$9.86	$9.76	N/A	N/A	N/A	N/A	N/A
End of period	$6.71	$4.47	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	24,793	5,103	212	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division815
Accumulation unit value:
Beginning of period	$16.96	$29.17	$27.02	$26.26	$23.42	N/A	N/A	N/A
End of period	$22.50	$16.96	$29.17	$27.02	$26.26	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,226	3,190	2,776	673	772	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.57	$13.68	$10.60	N/A	N/A	N/A	N/A	N/A
End of period	$9.68	$6.57	$13.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	153,607	81,551	47,340	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.55	$10.68	$9.85	N/A	N/A	N/A	N/A	N/A
End of period	$8.04	$6.55	$10.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	32,195	12,899	2,957	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division658

Accumulation unit value:
Beginning of period	$11.23	$18.73	$18.93	$17.13	$16.84	$15.24	N/A	N/A
End of period	$14.78	$11.23	$18.73	$18.93	$17.13	$16.84	N/A	N/A
Accumulation units outstanding
at the end of period	4,429	3,706	3,687	3,635	2,748	1,019	N/A	N/A

JNL/Eagle SmallCap Equity
Division658
Accumulation unit value:
Beginning of period	$15.29	$25.19	$22.85	$19.34	$19.18	$16.34	N/A	N/A
End of period	$20.38	$15.29	$25.19	$22.85	$19.34	$19.18	N/A	N/A
Accumulation units outstanding
at the end of period	20,566	8,392	4,906	2,555	2,334	622	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.24	$9.93	$10.03	N/A	N/A	N/A	N/A	N/A
End of period	$7.99	$6.24	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	413,503	341,767	291,806	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.79	$9.91	$10.12	N/A	N/A	N/A	N/A	N/A
End of period	$7.45	$5.79	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	39,071	21,242	10,269	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1099
Accumulation unit value:
Beginning of period	$7.52	$10.88	$10.86	$9.86	N/A	N/A	N/A	N/A
End of period	$9.83	$7.52	$10.88	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	112,671	100,358	85,083	36,056	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.03	$9.86	$10.17	N/A	N/A	N/A	N/A	N/A
End of period	$7.51	$6.03	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	85,030	37,388	37,993	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division876
Accumulation unit value:
Beginning of period	$7.67	$11.66	$12.63	$10.91	$11.02	N/A	N/A	N/A
End of period	$10.08	$7.67	$11.66	$12.63	$10.91	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	50,932	18,048	16,436	14,258	1,201	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division603
Accumulation unit value:
Beginning of period	$18.57	$19.91	$18.91	$18.37	$18.19	$17.09	N/A	N/A
End of period	$20.85	$18.57	$19.91	$18.91	$18.37	$18.19	N/A	N/A
Accumulation units outstanding
at the end of period	59,310	48,995	70,708	59,794	21,659	2,913	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division1922
Accumulation unit value:
Beginning of period	$9.64	$9.34	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,399	946	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division901
Accumulation unit value:
Beginning of period	$8.15	$12.97	$12.83	$11.27	$10.98	N/A	N/A	N/A
End of period	$10.64	$8.15	$12.97	$12.83	$11.27	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	53,750	18,087	12,255	5,270	4,162	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2139
Accumulation unit value:
Beginning of period	$10.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	24,255	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division623
Accumulation unit value:
Beginning of period	$9.37	$17.16	$15.58	$12.00	$10.29	$8.64	N/A	N/A
End of period	$12.00	$9.37	$17.16	$15.58	$12.00	$10.29	N/A	N/A
Accumulation units outstanding
at the end of period	52,885	71,234	95,092	40,241	9,200	1,208	N/A	N/A

JNL/JPMorgan MidCap
Growth Division603
Accumulation unit value:
Beginning of period	$13.71	$25.08	$23.62	$21.43	$20.52	$18.27	N/A	N/A
End of period	$19.28	$13.71	$25.08	$23.62	$21.43	$20.52	N/A	N/A
Accumulation units outstanding
at the end of period	8,114	5,104	3,218	921	232	2,331	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division603
Accumulation unit value:
Beginning of period	$17.07	$16.29	$15.57	$15.32	$15.22	$14.69	N/A	N/A
End of period	$17.41	$17.07	$16.29	$15.57	$15.32	$15.22	N/A	N/A
Accumulation units outstanding
at the end of period	73,582	36,849	44,483	26,052	11,983	1,476	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1139
Accumulation unit value:
Beginning of period	$6.93	$14.09	$10.87	$9.21	N/A	N/A	N/A	N/A
End of period	$11.70	$6.93	$14.09	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	123,170	50,995	46,711	3,672	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division603
Accumulation unit value:
Beginning of period	$11.76	$19.59	$20.45	$18.15	$16.96	$14.99	N/A	N/A
End of period	$16.16	$11.76	$19.59	$20.45	$18.15	$16.96	N/A	N/A
Accumulation units outstanding
at the end of period	10,251	17,325	18,602	13,232	7,236	2,440	N/A	N/A

JNL/Lazard Small Cap
Equity Division603
Accumulation unit value:
Beginning of period	$9.43	$15.60	$17.02	$14.82	$14.39	$12.96	N/A	N/A
End of period	$8.89	$9.43	$15.60	$17.02	$14.82	$14.39	N/A	N/A
Accumulation units outstanding
at the end of period	-	9,892	11,628	9,093	4,834	1,743	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$9.60	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,326	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$8.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,097	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1325
Accumulation unit value:
Beginning of period	$6.15	$9.81	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$7.54	$6.15	$9.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	93,494	54,458	31,643	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division585

Accumulation unit value:
Beginning of period	$7.61	$11.94	$12.49	$11.32	$11.85	$9.87	N/A	N/A
End of period	$11.45	$7.61	$11.94	$12.49	$11.32	$11.85	N/A	N/A
Accumulation units outstanding
at the end of period	67,150	161,110	174,290	159,671	105,193	45,814	N/A	N/A

JNL/MCM Bond Index Division598

Accumulation unit value:
Beginning of period	$12.04	$11.80	$11.27	$11.05	$11.03	$10.57	N/A	N/A
End of period	$12.52	$12.04	$11.80	$11.27	$11.05	$11.03	N/A	N/A
Accumulation units outstanding
at the end of period	132,889	124,521	166,020	69,436	27,631	3,549	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division686
Accumulation unit value:
Beginning of period	$3.65	$6.14	$5.99	$4.47	$4.50	$4.24	N/A	N/A
End of period	$4.51	$3.65	$6.14	$5.99	$4.47	$4.50	N/A	N/A
Accumulation units outstanding
at the end of period	9,463	8,247	36,600	12,291	223	-	N/A	N/A

JNL/MCM Consumer Brands
Sector Division847
Accumulation unit value:
Beginning of period	$7.06	$10.45	$11.53	$10.34	$10.38	N/A	N/A	N/A
End of period	$9.25	$7.06	$10.45	$11.53	$10.34	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,277	1,254	872	1,068	751	N/A	N/A	N/A

JNL/MCM Dow 10 Division598

Accumulation unit value:
Beginning of period	$5.93	$11.17	$11.24	$8.82	$9.50	$8.91	N/A	N/A
End of period	$6.76	$5.93	$11.17	$11.24	$8.82	$9.50	N/A	N/A
Accumulation units outstanding
at the end of period	103,549	178,646	176,758	172,519	118,938	56,503	N/A	N/A

JNL/MCM Dow Dividend Division1001

Accumulation unit value:
Beginning of period	$5.20	$10.45	$11.80	$10.06	N/A	N/A	N/A	N/A
End of period	$6.16	$5.20	$10.45	$11.80	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	115,509	108,682	116,957	65,208	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division685
Accumulation unit value:
Beginning of period	$6.04	$9.88	$9.68	$8.42	$8.21	$7.52	N/A	N/A
End of period	$5.63	$6.04	$9.88	$9.68	$8.42	$8.21	N/A	N/A
Accumulation units outstanding
at the end of period	-	50,517	121,418	62,860	5,026	4,374	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$8.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,091	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division757
Accumulation unit value:
Beginning of period	$5.77	$11.88	$14.62	$12.52	$11.59	N/A	N/A	N/A
End of period	$6.73	$5.77	$11.88	$14.62	$12.52	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	40,032	31,955	5,910	11,389	131	N/A	N/A	N/A

JNL/MCM Global 15 Division598

Accumulation unit value:
Beginning of period	$9.64	$19.04	$17.42	$12.64	$11.66	$9.48	N/A	N/A
End of period	$12.43	$9.64	$19.04	$17.42	$12.64	$11.66	N/A	N/A
Accumulation units outstanding
at the end of period	105,938	198,890	218,646	194,836	107,828	53,326	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2153

Accumulation unit value:
Beginning of period	$9.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	505	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division705
Accumulation unit value:
Beginning of period	$9.43	$12.48	$11.80	$11.28	$10.66	$10.21	N/A	N/A
End of period	$11.22	$9.43	$12.48	$11.80	$11.28	$10.66	N/A	N/A
Accumulation units outstanding
at the end of period	33,529	48,989	33,819	14,880	7,765	1,724	N/A	N/A

JNL/MCM Index 5 Division1331

Accumulation unit value:
Beginning of period	$6.82	$9.89	$10.03	N/A	N/A	N/A	N/A	N/A
End of period	$8.40	$6.82	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	142,055	128,498	6,738	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division598
Accumulation unit value:
Beginning of period	$11.33	$20.19	$18.59	$15.05	$13.50	$11.61	N/A	N/A
End of period	$14.41	$11.33	$20.19	$18.59	$15.05	$13.50	N/A	N/A
Accumulation units outstanding
at the end of period	96,007	98,188	125,685	95,943	35,696	10,371	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division729

Accumulation unit value:
Beginning of period	$7.82	$13.84	$13.87	$11.87	$10.90	$10.75	N/A	N/A
End of period	$9.55	$7.82	$13.84	$13.87	$11.87	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	1,087,174	1,262,381	1,426,227	689,112	143,824	5,104	N/A	N/A

JNL/MCM JNL Optimized
5 Division1138
Accumulation unit value:
Beginning of period	$6.35	$11.97	$10.72	$9.67	N/A	N/A	N/A	N/A
End of period	$8.60	$6.35	$11.97	$10.72	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	129,201	127,465	60,853	19,460	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division676

Accumulation unit value:
Beginning of period	$7.32	$12.72	$10.86	$10.54	$10.83	$10.00	N/A	N/A
End of period	$9.66	$7.32	$12.72	$10.86	$10.54	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	28,239	23,040	18,843	17,257	13,894	1,370	N/A	N/A

JNL/MCM NYSE International
25 Division1315
Accumulation unit value:
Beginning of period	$6.14	$11.55	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$6.14	$11.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	66,817	67,774	39,331	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division623
Accumulation unit value:
Beginning of period	$22.39	$36.62	$27.52	$23.16	$17.21	$15.15	N/A	N/A
End of period	$26.44	$22.39	$36.62	$27.52	$23.16	$17.21	N/A	N/A
Accumulation units outstanding
at the end of period	49,090	37,850	38,488	16,608	4,587	2,974	N/A	N/A

JNL/MCM Pacific Rim
30 Division1919
Accumulation unit value:
Beginning of period	$9.56	$9.22	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.68	$9.56	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,334	1,867	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division598

Accumulation unit value:
Beginning of period	$7.01	$14.16	$13.70	$13.31	$9.86	$8.50	N/A	N/A
End of period	$8.26	$7.01	$14.16	$13.70	$13.31	$9.86	N/A	N/A
Accumulation units outstanding
at the end of period	64,427	110,600	125,140	128,322	115,713	48,872	N/A	N/A

JNL/MCM S&P 24 Division1080

Accumulation unit value:
Beginning of period	$7.13	$10.78	$10.19	$9.58	N/A	N/A	N/A	N/A
End of period	$8.34	$7.13	$10.78	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,218	2,961	6,016	1,268	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division598
Accumulation unit value:
Beginning of period	$9.85	$16.04	$15.18	$14.07	$12.77	$11.37	N/A	N/A
End of period	$13.37	$9.85	$16.04	$15.18	$14.07	$12.77	N/A	N/A
Accumulation units outstanding
at the end of period	125,521	145,664	172,747	90,412	40,878	11,903	N/A	N/A

JNL/MCM S&P 500 Index Division589

Accumulation unit value:
Beginning of period	$7.68	$12.52	$12.13	$10.72	$10.44	$9.68	N/A	N/A
End of period	$9.51	$7.68	$12.52	$12.13	$10.72	$10.44	N/A	N/A
Accumulation units outstanding
at the end of period	208,106	123,267	142,412	105,403	36,677	19,877	N/A	N/A

JNL/MCM S&P SMid 60 Division1315

Accumulation unit value:
Beginning of period	$6.06	$8.83	$10.12	N/A	N/A	N/A	N/A	N/A
End of period	$9.64	$6.06	$8.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,112	13,407	9,467	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division598
Accumulation unit value:
Beginning of period	$10.92	$18.53	$21.03	$19.53	$18.23	$15.56	N/A	N/A
End of period	$11.27	$10.92	$18.53	$21.03	$19.53	$18.23	N/A	N/A
Accumulation units outstanding
at the end of period	47,781	62,627	66,695	65,457	49,663	26,108	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division598
Accumulation unit value:
Beginning of period	$9.56	$14.93	$15.51	$13.42	$13.09	$11.30	N/A	N/A
End of period	$11.98	$9.56	$14.93	$15.51	$13.42	$13.09	N/A	N/A
Accumulation units outstanding
at the end of period	101,001	97,292	73,063	45,336	22,971	13,337	N/A	N/A

JNL/MCM Technology Sector
Division712
Accumulation unit value:
Beginning of period	$3.85	$6.92	$6.14	$5.71	$5.66	$5.56	N/A	N/A
End of period	$6.20	$3.85	$6.92	$6.14	$5.71	$5.66	N/A	N/A
Accumulation units outstanding
at the end of period	45,234	20,252	28,818	39,101	11,977	11,050	N/A	N/A

JNL/MCM Value Line 30 Division698

Accumulation unit value:
Beginning of period	$9.20	$17.79	$15.13	$15.60	$11.42	$10.47	N/A	N/A
End of period	$10.37	$9.20	$17.79	$15.13	$15.60	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	140,971	192,267	206,819	163,492	75,411	13,002	N/A	N/A

JNL/MCM VIP Division699

Accumulation unit value:
Beginning of period	$8.09	$14.37	$13.19	$11.96	$11.07	$10.44	N/A	N/A
End of period	$9.86	$8.09	$14.37	$13.19	$11.96	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	116,016	132,335	139,936	97,470	35,732	20,839	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division589
Accumulation unit value:
Beginning of period	$8.80	$15.13	$14.46	$12.57	$11.24	$9.76	N/A	N/A
End of period	$12.07	$8.80	$15.13	$14.46	$12.57	$11.24	N/A	N/A
Accumulation units outstanding
at the end of period	37,108	44,309	40,629	35,079	19,070	9,462	N/A	N/A

JNL/PAM Asia ex-Japan
Division1779
Accumulation unit value:
Beginning of period	$4.81	$8.89	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.02	$4.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,349	842	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1779

Accumulation unit value:
Beginning of period	$4.16	$7.79	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.45	$4.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	111,607	37,642	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.34	$10.92	$10.26	N/A	N/A	N/A	N/A	N/A
End of period	$11.92	$10.34	$10.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	251,391	189,010	15,719	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division585
Accumulation unit value:
Beginning of period	$14.80	$14.98	$14.07	$13.82	$13.74	$13.17	N/A	N/A
End of period	$16.80	$14.80	$14.98	$14.07	$13.82	$13.74	N/A	N/A
Accumulation units outstanding
at the end of period	422,005	363,867	228,367	160,771	62,565	33,237	N/A	N/A

JNL/PPM America Core
Equity Division698
Accumulation unit value:
Beginning of period	$12.60	$21.54	$23.61	$21.10	$19.72	$18.51	N/A	N/A
End of period	$15.68	$12.60	$21.54	$23.61	$21.10	$19.72	N/A	N/A
Accumulation units outstanding
at the end of period	-	847	691	455	-	282	N/A	N/A

JNL/PPM America High
Yield Bond Division675
Accumulation unit value:
Beginning of period	$9.26	$13.59	$13.97	$12.85	$12.85	$12.52	N/A	N/A
End of period	$13.32	$9.26	$13.59	$13.97	$12.85	$12.85	N/A	N/A
Accumulation units outstanding
at the end of period	94,411	39,511	43,512	51,878	16,567	2,453	N/A	N/A

JNL/PPM America Mid
Cap Value Division1938
Accumulation unit value:
Beginning of period	$5.63	$5.04	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$5.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,662	916	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1805
Accumulation unit value:
Beginning of period	$6.24	$10.60	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,785	2,153	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division623
Accumulation unit value:
Beginning of period	$10.71	$20.62	$22.22	$19.98	$19.36	$17.62	N/A	N/A
End of period	$15.23	$10.71	$20.62	$22.22	$19.98	$19.36	N/A	N/A
Accumulation units outstanding
at the end of period	5,133	3,235	3,209	1,910	172	173	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division1900
Accumulation unit value:
Beginning of period	$5.92	$8.74	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36,336	6,076	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1468

Accumulation unit value:
Beginning of period	$6.67	$9.92	$9.98	N/A	N/A	N/A	N/A	N/A
End of period	$9.31	$6.67	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	200,598	126,826	415	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.88	$9.39	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.77	$6.88	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,169	15,535	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.27	$10.48	$10.10	N/A	N/A	N/A	N/A	N/A
End of period	$7.73	$6.27	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,660	2,607	34,809	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.61	$10.53	$10.53	N/A	N/A	N/A	N/A	N/A
End of period	$8.88	$7.61	$10.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,538	37,144	26,923	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.74	$10.50	$10.74	N/A	N/A	N/A	N/A	N/A
End of period	$8.14	$6.74	$10.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36,618	14,957	25,088	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.11	$9.03	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.64	$7.11	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,623	21,089	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.25	$8.83	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.66	$6.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,387	28,399	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division674
Accumulation unit value:
Beginning of period	$9.72	$16.25	$15.13	$13.31	$12.47	$11.47	N/A	N/A
End of period	$12.53	$9.72	$16.25	$15.13	$13.31	$12.47	N/A	N/A
Accumulation units outstanding
at the end of period	41,178	37,623	45,862	35,782	59,481	53,413	N/A	N/A

JNL/S&P Managed Conservative
Division740
Accumulation unit value:
Beginning of period	$9.90	$11.67	$11.16	$10.52	$10.22	N/A	N/A	N/A
End of period	$11.06	$9.90	$11.67	$11.16	$10.52	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	134,245	143,006	73,674	19,214	2,714	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division590
Accumulation unit value:
Beginning of period	$10.25	$16.11	$15.07	$13.42	$12.70	$11.65	N/A	N/A
End of period	$12.91	$10.25	$16.11	$15.07	$13.42	$12.70	N/A	N/A
Accumulation units outstanding
at the end of period	202,770	185,989	171,830	95,300	102,149	55,316	N/A	N/A

JNL/S&P Managed Moderate
Division740
Accumulation unit value:
Beginning of period	$9.67	$12.48	$11.78	$10.84	$10.34	N/A	N/A	N/A
End of period	$11.28	$9.67	$12.48	$11.78	$10.84	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	303,298	224,152	150,622	99,672	11,702	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division578
Accumulation unit value:
Beginning of period	$10.92	$15.31	$14.32	$12.98	$12.40	$11.27	N/A	N/A
End of period	$13.26	$10.92	$15.31	$14.32	$12.98	$12.40	N/A	N/A
Accumulation units outstanding
at the end of period	429,504	269,294	225,860	148,762	72,893	35,991	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	$7.74	$10.76	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.22	$7.74	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,594	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1172
Accumulation unit value:
Beginning of period	$7.56	$11.94	$11.03	$10.48	N/A	N/A	N/A	N/A
End of period	$9.10	$7.56	$11.94	$11.03	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,265	4,169	4,235	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1172
Accumulation unit value:
Beginning of period	$8.95	$11.12	$10.57	$10.29	N/A	N/A	N/A	N/A
End of period	$10.05	$8.95	$11.12	$10.57	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	13,894	13,805	4,416	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.37	$9.76	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.95	$6.37	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,372	17,024	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division585

Accumulation unit value:
Beginning of period	$21.48	$27.54	$26.05	$23.30	$22.49	$20.45	N/A	N/A
End of period	$25.29	$21.48	$27.54	$26.05	$23.30	$22.49	N/A	N/A
Accumulation units outstanding
at the end of period	89,634	61,430	27,857	20,440	13,240	6,250	N/A	N/A

JNL/Select Money Market
Division590
Accumulation unit value:
Beginning of period	$12.86	$12.79	$12.41	$12.07	$11.95	$11.99	N/A	N/A
End of period	$12.67	$12.86	$12.79	$12.41	$12.07	$11.95	N/A	N/A
Accumulation units outstanding
at the end of period	180,018	180,743	63,962	19,969	1,802	-	N/A	N/A

JNL/Select Value Division585

Accumulation unit value:
Beginning of period	$14.40	$21.96	$20.70	$17.40	$16.35	$14.43	N/A	N/A
End of period	$17.56	$14.40	$21.96	$20.70	$17.40	$16.35	N/A	N/A
Accumulation units outstanding
at the end of period	39,101	24,946	19,700	12,124	4,880	2,317	N/A	N/A

JNL/T.Rowe Price Established
Growth Division606
Accumulation unit value:
Beginning of period	$17.90	$31.84	$29.40	$26.28	$25.19	$23.61	N/A	N/A
End of period	$25.27	$17.90	$31.84	$29.40	$26.28	$25.19	N/A	N/A
Accumulation units outstanding
at the end of period	69,891	40,893	32,675	27,445	9,346	4,495	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division606
Accumulation unit value:
Beginning of period	$25.95	$44.45	$38.55	$36.70	$32.69	$29.71	N/A	N/A
End of period	$37.48	$25.95	$44.45	$38.55	$36.70	$32.69	N/A	N/A
Accumulation units outstanding
at the end of period	34,177	20,353	19,918	14,201	4,005	1,874	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division1101
Accumulation unit value:
Beginning of period	$9.73	$10.51	$10.20	$9.97	N/A	N/A	N/A	N/A
End of period	$10.30	$9.73	$10.51	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,437	19,768	15,112	9,525	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division606
Accumulation unit value:
Beginning of period	$9.36	$15.98	$16.11	$13.65	$13.07	$11.94	N/A	N/A
End of period	$12.62	$9.36	$15.98	$16.11	$13.65	$13.07	N/A	N/A
Accumulation units outstanding
at the end of period	54,550	60,795	74,163	68,870	38,390	12,890	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.65%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2100
Accumulation unit value:
Beginning of period	$11.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.58	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	30,392	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2010
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	154,372	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2017
Accumulation unit value:
Beginning of period	$10.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	164,249	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2105
Accumulation unit value:
Beginning of period	$12.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	89,188	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division830
Accumulation unit value:
Beginning of period	$8.21	$12.98	$15.53	$11.57	$10.00	N/A	N/A	N/A
End of period	$10.70	$8.21	$12.98	$15.53	$11.57	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	221,029	243,038	257,267	258,312	93,728	N/A	N/A	N/A

JNL/AIM International
Growth Division126
Accumulation unit value:
Beginning of period	$10.84	$18.66	$17.28	$14.33	$13.16	$11.50	$9.10	$11.60
End of period	$14.61	$10.84	$18.66	$17.28	$14.33	$13.16	$11.50	$9.10
Accumulation units outstanding
at the end of period	143,970	175,178	193,024	209,530	162,728	44,454	20,004	-

JNL/AIM Large Cap Growth
Division100
Accumulation unit value:
Beginning of period	$8.67	$14.14	$12.42	$11.71	$11.10	$10.26	$8.02	$10.19
End of period	$10.60	$8.67	$14.14	$12.42	$11.71	$11.10	$10.26	$8.02
Accumulation units outstanding
at the end of period	433,191	354,852	324,032	283,589	300,797	84,645	29,956	-

JNL/AIM Small Cap Growth
Division183
Accumulation unit value:
Beginning of period	$9.23	$15.57	$14.22	$12.62	$11.84	$11.26	$8.27	$8.41
End of period	$12.24	$9.23	$15.57	$14.22	$12.62	$11.84	$11.26	$8.27
Accumulation units outstanding
at the end of period	177,432	134,754	86,580	97,196	112,541	52,996	38,920	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division110
Accumulation unit value:
Beginning of period	$8.91	$12.63	$11.89	$10.91	$10.08	$9.36	$8.37	$8.96
End of period	$10.73	$8.91	$12.63	$11.89	$10.91	$10.08	$9.36	$8.37
Accumulation units outstanding
at the end of period	334,314	462,736	396,883	340,578	264,853	74,110	57,916	-

JNL/Capital Guardian
Global Diversified Research Division704
Accumulation unit value:
Beginning of period	$17.00	$30.04	$25.32	$22.71	$22.66	$22.10	N/A	N/A
End of period	$23.11	$17.00	$30.04	$25.32	$22.71	$22.66	N/A	N/A
Accumulation units outstanding
at the end of period	106,709	96,784	44,444	20,477	12,064	114	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1454
Accumulation unit value:
Beginning of period	$4.47	$9.86	$10.08	N/A	N/A	N/A	N/A	N/A
End of period	$6.71	$4.47	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	84,442	7,932	1,494	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division105
Accumulation unit value:
Beginning of period	$16.95	$29.15	$27.01	$26.25	$25.49	$23.21	$17.42	$21.76
End of period	$22.48	$16.95	$29.15	$27.01	$26.25	$25.49	$23.21	$17.42
Accumulation units outstanding
at the end of period	88,509	71,863	69,301	42,122	44,619	30,723	17,409	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.56	$13.68	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.68	$6.56	$13.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	547,953	430,713	442,591	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.55	$10.68	$10.09	N/A	N/A	N/A	N/A	N/A
End of period	$8.04	$6.55	$10.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	75,192	54,725	19,325	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division105

Accumulation unit value:
Beginning of period	$11.22	$18.72	$18.92	$17.12	$16.84	$16.10	$13.14	$16.19
End of period	$14.78	$11.22	$18.72	$18.92	$17.12	$16.84	$16.10	$13.14
Accumulation units outstanding
at the end of period	78,671	75,742	80,846	83,482	102,116	39,611	31,439	-

JNL/Eagle SmallCap Equity
Division105
Accumulation unit value:
Beginning of period	$15.28	$25.18	$22.84	$19.33	$19.17	$16.41	$11.92	$16.60
End of period	$20.37	$15.28	$25.18	$22.84	$19.33	$19.17	$16.41	$11.92
Accumulation units outstanding
at the end of period	109,213	119,632	104,863	74,535	68,328	28,066	9,481	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.24	$9.93	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.99	$6.24	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	607,206	777,800	879,314	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.79	$9.91	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$7.45	$5.79	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	185,768	94,395	109,055	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1067
Accumulation unit value:
Beginning of period	$7.52	$10.88	$10.86	$10.03	N/A	N/A	N/A	N/A
End of period	$9.83	$7.52	$10.88	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	401,590	425,404	301,889	72,191	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.02	$9.86	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$7.51	$6.02	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	120,586	84,326	121,501	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division847
Accumulation unit value:
Beginning of period	$7.67	$11.66	$12.63	$10.91	$10.00	N/A	N/A	N/A
End of period	$10.08	$7.67	$11.66	$12.63	$10.91	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	227,011	194,810	115,501	110,207	71,128	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division96
Accumulation unit value:
Beginning of period	$18.56	$19.90	$18.91	$18.36	$18.19	$17.29	$15.49	$14.93
End of period	$20.84	$18.56	$19.90	$18.91	$18.36	$18.19	$17.29	$15.49
Accumulation units outstanding
at the end of period	419,420	495,346	605,955	624,165	542,433	199,101	38,505	-

JNL/Goldman Sachs Emerging
Markets Debt Division1897
Accumulation unit value:
Beginning of period	$9.64	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	124,600	34,055	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division872
Accumulation unit value:
Beginning of period	$8.15	$12.97	$12.83	$11.27	$10.00	N/A	N/A	N/A
End of period	$10.64	$8.15	$12.97	$12.83	$11.27	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	308,673	255,780	206,776	189,161	150,047	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2129
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	201,260	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division310
Accumulation unit value:
Beginning of period	$9.37	$17.16	$15.58	$12.00	$10.29	$8.54	$5.99	N/A
End of period	$11.99	$9.37	$17.16	$15.58	$12.00	$10.29	$8.54	N/A
Accumulation units outstanding
at the end of period	398,529	400,876	509,714	465,615	249,279	57,497	17,069	N/A

JNL/JPMorgan MidCap
Growth Division110
Accumulation unit value:
Beginning of period	$13.70	$25.07	$23.61	$21.42	$20.51	$17.67	$13.25	$16.31
End of period	$19.27	$13.70	$25.07	$23.61	$21.42	$20.51	$17.67	$13.25
Accumulation units outstanding
at the end of period	51,519	48,281	73,379	49,702	38,148	17,354	10,287	-

JNL/JPMorgan U.S. Government
& Quality Bond Division100
Accumulation unit value:
Beginning of period	$17.06	$16.28	$15.56	$15.32	$15.21	$14.89	$14.96	$13.77
End of period	$17.40	$17.06	$16.28	$15.56	$15.32	$15.21	$14.89	$14.96
Accumulation units outstanding
at the end of period	299,986	682,505	250,718	244,830	215,018	89,940	53,180	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1062
Accumulation unit value:
Beginning of period	$6.92	$14.09	$10.87	$9.99	N/A	N/A	N/A	N/A
End of period	$11.70	$6.92	$14.09	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	600,531	404,493	339,162	122,101	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division182
Accumulation unit value:
Beginning of period	$11.76	$19.58	$20.45	$18.14	$16.95	$13.82	$10.90	$11.08
End of period	$16.15	$11.76	$19.58	$20.45	$18.14	$16.95	$13.82	$10.90
Accumulation units outstanding
at the end of period	170,311	195,065	251,785	231,522	231,825	96,617	58,760	4,180

JNL/Lazard Small Cap
Equity Division94
Accumulation unit value:
Beginning of period	$9.42	$15.60	$17.01	$14.81	$14.39	$12.68	$9.28	$12.25
End of period	$8.89	$9.42	$15.60	$17.01	$14.81	$14.39	$12.68	$9.28
Accumulation units outstanding
at the end of period	-	186,126	216,447	231,874	329,211	199,400	21,623	-

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$10.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,726	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$10.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,507	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1314
Accumulation unit value:
Beginning of period	$6.15	$9.81	$10.17	N/A	N/A	N/A	N/A	N/A
End of period	$7.54	$6.15	$9.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	147,218	159,068	71,691	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division206

Accumulation unit value:
Beginning of period	$7.60	$11.94	$12.49	$11.31	$11.85	$9.88	$7.56	$7.11
End of period	$11.44	$7.60	$11.94	$12.49	$11.31	$11.85	$9.88	$7.56
Accumulation units outstanding
at the end of period	1,163,086	1,671,174	2,565,013	2,977,876	2,860,940	802,350	301,641	84

JNL/MCM Bond Index Division110

Accumulation unit value:
Beginning of period	$12.03	$11.80	$11.27	$11.05	$11.03	$10.82	$10.68	$10.01
End of period	$12.51	$12.03	$11.80	$11.27	$11.05	$11.03	$10.82	$10.68
Accumulation units outstanding
at the end of period	717,092	734,159	934,882	918,228	800,746	141,138	56,284	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division556
Accumulation unit value:
Beginning of period	$3.65	$6.14	$5.99	$4.47	$4.50	$4.07	N/A	N/A
End of period	$4.51	$3.65	$6.14	$5.99	$4.47	$4.50	N/A	N/A
Accumulation units outstanding
at the end of period	94,487	88,486	199,787	238,123	44,955	11,989	N/A	N/A

JNL/MCM Consumer Brands
Sector Division536
Accumulation unit value:
Beginning of period	$7.07	$10.46	$11.54	$10.34	$10.77	$9.83	N/A	N/A
End of period	$9.25	$7.07	$10.46	$11.54	$10.34	$10.77	N/A	N/A
Accumulation units outstanding
at the end of period	43,148	48,782	32,425	40,132	39,176	373	N/A	N/A

JNL/MCM Dow 10 Division182

Accumulation unit value:
Beginning of period	$5.93	$11.16	$11.23	$8.81	$9.50	$9.39	$7.59	$7.35
End of period	$6.75	$5.93	$11.16	$11.23	$8.81	$9.50	$9.39	$7.59
Accumulation units outstanding
at the end of period	1,782,325	2,221,778	3,141,729	3,805,335	3,471,716	972,868	385,442	8,846

JNL/MCM Dow Dividend Division994

Accumulation unit value:
Beginning of period	$5.20	$10.45	$11.80	$10.02	N/A	N/A	N/A	N/A
End of period	$6.16	$5.20	$10.45	$11.80	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	334,429	480,431	623,077	689,521	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division133
Accumulation unit value:
Beginning of period	$6.04	$9.87	$9.67	$8.42	$8.21	$7.50	$5.91	$6.88
End of period	$5.63	$6.04	$9.87	$9.67	$8.42	$8.21	$7.50	$5.91
Accumulation units outstanding
at the end of period	-	215,156	207,693	250,676	153,309	89,702	86,078	-

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$11.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,044	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division624
Accumulation unit value:
Beginning of period	$5.77	$11.88	$14.61	$12.52	$11.99	$10.62	N/A	N/A
End of period	$6.73	$5.77	$11.88	$14.61	$12.52	$11.99	N/A	N/A
Accumulation units outstanding
at the end of period	236,121	281,291	82,235	92,741	48,829	8,620	N/A	N/A

JNL/MCM Global 15 Division206

Accumulation unit value:
Beginning of period	$9.64	$19.03	$17.41	$12.63	$11.65	$9.25	$7.06	$6.87
End of period	$12.42	$9.64	$19.03	$17.41	$12.63	$11.65	$9.25	$7.06
Accumulation units outstanding
at the end of period	1,595,187	2,021,487	2,633,624	3,215,875	3,162,361	822,843	275,670	87

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2145

Accumulation unit value:
Beginning of period	$9.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	990	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division476
Accumulation unit value:
Beginning of period	$9.43	$12.48	$11.80	$11.28	$10.66	$10.47	$10.17	N/A
End of period	$11.22	$9.43	$12.48	$11.80	$11.28	$10.66	$10.47	N/A
Accumulation units outstanding
at the end of period	182,161	278,021	228,867	208,050	217,771	18,233	-	N/A

JNL/MCM Index 5 Division1318

Accumulation unit value:
Beginning of period	$6.82	$9.89	$10.15	N/A	N/A	N/A	N/A	N/A
End of period	$8.40	$6.82	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	156,812	47,885	26,561	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division100
Accumulation unit value:
Beginning of period	$11.33	$20.18	$18.59	$15.05	$13.50	$11.49	$8.50	$10.46
End of period	$14.41	$11.33	$20.18	$18.59	$15.05	$13.50	$11.49	$8.50
Accumulation units outstanding
at the end of period	746,104	859,579	985,730	1,141,802	1,048,217	224,361	72,930	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division684

Accumulation unit value:
Beginning of period	$7.82	$13.84	$13.87	$11.87	$10.90	$9.77	N/A	N/A
End of period	$9.55	$7.82	$13.84	$13.87	$11.87	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	7,263,475	8,810,799	10,989,790	11,528,993	9,754,591	760,602	N/A	N/A

JNL/MCM JNL Optimized
5 Division1062
Accumulation unit value:
Beginning of period	$6.35	$11.97	$10.72	$10.00	N/A	N/A	N/A	N/A
End of period	$8.60	$6.35	$11.97	$10.72	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	414,505	455,634	387,427	45,406	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division679

Accumulation unit value:
Beginning of period	$7.32	$12.72	$10.86	$10.54	$10.83	$9.84	N/A	N/A
End of period	$9.65	$7.32	$12.72	$10.86	$10.54	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	224,368	240,689	314,530	272,386	199,884	38,070	N/A	N/A

JNL/MCM NYSE International
25 Division1309
Accumulation unit value:
Beginning of period	$6.14	$11.55	$10.25	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$6.14	$11.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	243,954	121,869	148,972	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division584
Accumulation unit value:
Beginning of period	$22.37	$36.61	$27.51	$23.15	$17.21	$13.71	N/A	N/A
End of period	$26.43	$22.37	$36.61	$27.51	$23.15	$17.21	N/A	N/A
Accumulation units outstanding
at the end of period	228,151	247,084	305,047	299,667	275,589	24,974	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$11.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	46,439	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division206

Accumulation unit value:
Beginning of period	$7.01	$14.15	$13.70	$13.31	$9.86	$8.52	$7.28	$7.78
End of period	$8.26	$7.01	$14.15	$13.70	$13.31	$9.86	$8.52	$7.28
Accumulation units outstanding
at the end of period	1,358,143	1,678,152	2,439,322	2,827,559	2,900,441	861,796	329,499	78

JNL/MCM S&P 24 Division1091

Accumulation unit value:
Beginning of period	$7.13	$10.78	$10.19	$9.34	N/A	N/A	N/A	N/A
End of period	$8.34	$7.13	$10.78	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,371	38,740	41,520	23,142	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division104
Accumulation unit value:
Beginning of period	$9.85	$16.04	$15.18	$14.07	$12.77	$11.21	$8.47	$10.51
End of period	$13.37	$9.85	$16.04	$15.18	$14.07	$12.77	$11.21	$8.47
Accumulation units outstanding
at the end of period	669,751	807,963	898,258	961,804	910,344	233,146	101,376	-

JNL/MCM S&P 500 Index Division109

Accumulation unit value:
Beginning of period	$7.67	$12.51	$12.13	$10.71	$10.43	$9.64	$7.67	$9.20
End of period	$9.51	$7.67	$12.51	$12.13	$10.71	$10.43	$9.64	$7.67
Accumulation units outstanding
at the end of period	1,561,373	1,493,997	1,657,947	1,772,740	1,662,441	426,504	145,966	-

JNL/MCM S&P SMid 60 Division1308

Accumulation unit value:
Beginning of period	$6.06	$8.83	$10.24	N/A	N/A	N/A	N/A	N/A
End of period	$9.63	$6.06	$8.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	167,914	95,944	45,367	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division206
Accumulation unit value:
Beginning of period	$10.92	$18.52	$21.03	$19.52	$18.22	$16.45	$11.30	$10.20
End of period	$11.27	$10.92	$18.52	$21.03	$19.52	$18.22	$16.45	$11.30
Accumulation units outstanding
at the end of period	1,049,189	1,170,992	1,550,890	1,770,704	1,694,833	474,151	169,740	59

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division100
Accumulation unit value:
Beginning of period	$9.56	$14.93	$15.51	$13.42	$13.09	$11.33	$7.90	$10.57
End of period	$11.97	$9.56	$14.93	$15.51	$13.42	$13.09	$11.33	$7.90
Accumulation units outstanding
at the end of period	796,822	750,154	812,341	846,615	776,698	176,694	73,968	-

JNL/MCM Technology Sector
Division556
Accumulation unit value:
Beginning of period	$3.85	$6.92	$6.14	$5.71	$5.66	$5.64	N/A	N/A
End of period	$6.20	$3.85	$6.92	$6.14	$5.71	$5.66	N/A	N/A
Accumulation units outstanding
at the end of period	448,772	156,914	581,458	194,837	147,308	30,334	N/A	N/A

JNL/MCM Value Line 30 Division679

Accumulation unit value:
Beginning of period	$9.19	$17.78	$15.13	$15.60	$11.42	$9.77	N/A	N/A
End of period	$10.37	$9.19	$17.78	$15.13	$15.60	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	1,385,227	1,715,998	2,158,057	2,604,950	2,357,335	215,628	N/A	N/A

JNL/MCM VIP Division680

Accumulation unit value:
Beginning of period	$8.09	$14.37	$13.19	$11.96	$11.07	$9.89	N/A	N/A
End of period	$9.86	$8.09	$14.37	$13.19	$11.96	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	1,448,884	1,611,398	1,947,010	2,207,339	2,008,107	116,959	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division105
Accumulation unit value:
Beginning of period	$8.80	$15.12	$14.46	$12.57	$11.23	$9.68	$7.00	$9.02
End of period	$12.06	$8.80	$15.12	$14.46	$12.57	$11.23	$9.68	$7.00
Accumulation units outstanding
at the end of period	221,011	242,812	295,550	311,426	293,959	118,567	52,449	-

JNL/PAM Asia ex-Japan
Division1773
Accumulation unit value:
Beginning of period	$4.81	$8.93	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.02	$4.81	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	195,076	4,737	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1773

Accumulation unit value:
Beginning of period	$4.16	$7.91	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.45	$4.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	293,348	30,070	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.34	$10.92	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.92	$10.34	$10.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	681,521	717,963	161,738	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division100
Accumulation unit value:
Beginning of period	$14.79	$14.97	$14.07	$13.82	$13.73	$13.36	$12.97	$12.36
End of period	$16.79	$14.79	$14.97	$14.07	$13.82	$13.73	$13.36	$12.97
Accumulation units outstanding
at the end of period	1,548,166	1,309,523	1,310,894	1,253,515	981,493	248,450	122,384	-

JNL/PPM America Core
Equity Division143
Accumulation unit value:
Beginning of period	$12.60	$21.53	$23.60	$21.09	$19.72	$17.73	$14.17	$15.86
End of period	$15.67	$12.60	$21.53	$23.60	$21.09	$19.72	$17.73	$14.17
Accumulation units outstanding
at the end of period	-	11,592	11,044	19,024	17,641	3,459	3,396	-

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.27	$13.60	$13.99	$12.87	$12.86	$12.51	N/A	N/A
End of period	$13.33	$9.27	$13.60	$13.99	$12.87	$12.86	N/A	N/A
Accumulation units outstanding
at the end of period	568,570	332,896	431,267	535,516	475,424	152,488	N/A	N/A

JNL/PPM America Mid
Cap Value Division1776
Accumulation unit value:
Beginning of period	$5.63	$10.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$5.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,228	2,447	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1785
Accumulation unit value:
Beginning of period	$6.24	$10.22	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,643	889	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division105
Accumulation unit value:
Beginning of period	$10.70	$20.61	$22.21	$19.97	$19.35	$17.93	$14.63	$17.69
End of period	$15.22	$10.70	$20.61	$22.21	$19.97	$19.35	$17.93	$14.63
Accumulation units outstanding
at the end of period	53,103	62,593	71,906	93,349	115,546	41,703	19,264	-

JNL/Red Rocks Listed
Private Equity Division1897
Accumulation unit value:
Beginning of period	$5.92	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	62,231	6,849	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1454

Accumulation unit value:
Beginning of period	$6.67	$9.92	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$9.31	$6.67	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	556,936	565,023	71,422	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1452
Accumulation unit value:
Beginning of period	$6.88	$9.91	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$9.77	$6.88	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	271,484	256,393	3,002	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.27	$10.48	$10.13	N/A	N/A	N/A	N/A	N/A
End of period	$7.73	$6.27	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	37,782	4,837	47,343	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.60	$10.53	$10.08	N/A	N/A	N/A	N/A	N/A
End of period	$8.88	$7.60	$10.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	34,991	68,041	49,693	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.74	$10.50	$10.22	N/A	N/A	N/A	N/A	N/A
End of period	$8.14	$6.74	$10.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	71,091	64,097	45,305	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division1464
Accumulation unit value:
Beginning of period	$7.11	$9.76	$9.74	N/A	N/A	N/A	N/A	N/A
End of period	$8.64	$7.11	$9.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	250,944	297,972	824	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1452
Accumulation unit value:
Beginning of period	$6.25	$9.92	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$9.66	$6.25	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	249,810	221,598	3,780	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division95
Accumulation unit value:
Beginning of period	$9.72	$16.24	$15.13	$13.31	$12.47	$11.26	$9.02	$11.29
End of period	$12.53	$9.72	$16.24	$15.13	$13.31	$12.47	$11.26	$9.02
Accumulation units outstanding
at the end of period	642,499	621,457	715,634	701,752	691,754	390,936	60,955	-

JNL/S&P Managed Conservative
Division689
Accumulation unit value:
Beginning of period	$9.90	$11.67	$11.16	$10.52	$10.31	$9.94	N/A	N/A
End of period	$11.05	$9.90	$11.67	$11.16	$10.52	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	794,461	953,775	557,371	469,074	519,908	110,847	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division95

Accumulation unit value:
Beginning of period	$10.24	$16.11	$15.06	$13.42	$12.70	$11.58	$9.67	$11.33
End of period	$12.90	$10.24	$16.11	$15.06	$13.42	$12.70	$11.58	$9.67
Accumulation units outstanding
at the end of period	979,063	1,040,868	1,327,357	1,422,080	1,359,642	636,471	426,547	-

JNL/S&P Managed Moderate
Division683
Accumulation unit value:
Beginning of period	$9.66	$12.48	$11.77	$10.84	$10.50	$9.89	N/A	N/A
End of period	$11.28	$9.66	$12.48	$11.77	$10.84	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	1,410,577	1,506,532	1,487,528	1,452,902	1,365,994	197,807	N/A	N/A

JNL/S&P Managed Moderate
Growth Division100
Accumulation unit value:
Beginning of period	$10.91	$15.30	$14.32	$12.98	$12.40	$11.50	$9.93	$10.95
End of period	$13.25	$10.91	$15.30	$14.32	$12.98	$12.40	$11.50	$9.93
Accumulation units outstanding
at the end of period	2,033,701	2,180,926	2,578,623	2,782,908	2,613,191	781,470	406,689	-

JNL/S&P Retirement 2015
Division1165
Accumulation unit value:
Beginning of period	$7.99	$11.63	$10.83	$10.28	N/A	N/A	N/A	N/A
End of period	$9.41	$7.99	$11.63	$10.83	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	10,571	15,129	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1078
Accumulation unit value:
Beginning of period	$7.74	$11.80	$10.96	$10.01	N/A	N/A	N/A	N/A
End of period	$9.22	$7.74	$11.80	$10.96	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,101	3,753	3,816	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1171
Accumulation unit value:
Beginning of period	$7.56	$11.94	$11.03	$10.46	N/A	N/A	N/A	N/A
End of period	$9.10	$7.56	$11.94	$11.03	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1006
Accumulation unit value:
Beginning of period	$8.95	$11.12	$10.57	$9.96	N/A	N/A	N/A	N/A
End of period	$10.05	$8.95	$11.12	$10.57	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	58,110	46,787	38,101	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1452

Accumulation unit value:
Beginning of period	$6.37	$10.06	$9.98	N/A	N/A	N/A	N/A	N/A
End of period	$8.95	$6.37	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	246,506	253,297	3,700	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division182

Accumulation unit value:
Beginning of period	$21.46	$27.52	$26.03	$23.28	$22.48	$20.61	$17.24	$17.13
End of period	$25.27	$21.46	$27.52	$26.03	$23.28	$22.48	$20.61	$17.24
Accumulation units outstanding
at the end of period	454,147	491,576	386,313	387,292	352,375	72,278	26,214	2,704

JNL/Select Money Market
Division153
Accumulation unit value:
Beginning of period	$12.85	$12.78	$12.41	$12.07	$11.94	$12.05	$12.19	$12.23
End of period	$12.66	$12.85	$12.78	$12.41	$12.07	$11.94	$12.05	$12.19
Accumulation units outstanding
at the end of period	957,456	1,812,464	1,197,713	401,559	138,762	24,229	41,924	-

JNL/Select Value Division183

Accumulation unit value:
Beginning of period	$14.39	$21.95	$20.69	$17.40	$16.35	$14.48	$10.92	$10.64
End of period	$17.55	$14.39	$21.95	$20.69	$17.40	$16.35	$14.48	$10.92
Accumulation units outstanding
at the end of period	266,703	297,111	406,767	353,272	247,394	143,781	14,331	-

JNL/T.Rowe Price Established
Growth Division94
Accumulation unit value:
Beginning of period	$17.89	$31.82	$29.38	$26.27	$25.17	$23.29	$18.14	$22.87
End of period	$25.25	$17.89	$31.82	$29.38	$26.27	$25.17	$23.29	$18.14
Accumulation units outstanding
at the end of period	317,972	304,958	344,018	268,942	228,839	87,285	47,233	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division94
Accumulation unit value:
Beginning of period	$25.93	$44.42	$38.53	$36.68	$32.68	$28.15	$20.65	$26.56
End of period	$37.46	$25.93	$44.42	$38.53	$36.68	$32.68	$28.15	$20.65
Accumulation units outstanding
at the end of period	268,245	237,140	242,268	206,573	214,543	119,339	38,049	-

JNL/T.Rowe Price Short-Term
Bond Division1072
Accumulation unit value:
Beginning of period	$9.72	$10.51	$10.20	$10.00	N/A	N/A	N/A	N/A
End of period	$10.29	$9.72	$10.51	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	231,083	174,212	91,794	48,161	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division94

Accumulation unit value:
Beginning of period	$9.36	$15.98	$16.11	$13.64	$13.07	$11.53	$9.03	$11.24
End of period	$12.61	$9.36	$15.98	$16.11	$13.64	$13.07	$11.53	$9.03
Accumulation units outstanding
at the end of period	622,013	591,596	678,588	677,882	574,740	190,713	103,667	-

Accumulation Unit Values
Contract with Endorsements - 1.66%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,308	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division1157
Accumulation unit value:
Beginning of period	$8.20	$12.97	$15.52	$14.29	N/A	N/A	N/A	N/A
End of period	$10.69	$8.20	$12.97	$15.52	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36,964	42,313	3,397	13,728	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division1180
Accumulation unit value:
Beginning of period	$10.82	$18.63	$17.26	$16.46	N/A	N/A	N/A	N/A
End of period	$14.58	$10.82	$18.63	$17.26	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	16,092	8,898	-	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth
Division792
Accumulation unit value:
Beginning of period	$8.66	$14.13	$12.41	$11.70	$10.66	N/A	N/A	N/A
End of period	$10.59	$8.66	$14.13	$12.41	$11.70	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	9,053	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division1184
Accumulation unit value:
Beginning of period	$8.90	$12.62	$11.88	$11.71	N/A	N/A	N/A	N/A
End of period	$10.72	$8.90	$12.62	$11.88	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	9,373	-	-	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	$16.97	$30.00	$31.16	N/A	N/A	N/A	N/A	N/A
End of period	$23.07	$16.97	$30.00	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,106	10,599	4,353	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,139	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division785
Accumulation unit value:
Beginning of period	$16.93	$29.11	$26.98	$26.22	$23.83	N/A	N/A	N/A
End of period	$22.45	$16.93	$29.11	$26.98	$26.22	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,167	13,361	6,615	5,665	3,440	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.56	$13.68	$10.45	N/A	N/A	N/A	N/A	N/A
End of period	$9.68	$6.56	$13.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	91,124	71,790	106,452	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,957	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity
Division1180
Accumulation unit value:
Beginning of period	$11.21	$18.70	$18.90	$18.37	N/A	N/A	N/A	N/A
End of period	$14.76	$11.21	$18.70	$18.90	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity
Division597
Accumulation unit value:
Beginning of period	$15.27	$25.15	$22.81	$19.32	$19.15	$16.93	N/A	N/A
End of period	$20.34	$15.27	$25.15	$22.81	$19.32	$19.15	N/A	N/A
Accumulation units outstanding
at the end of period	3,072	6,282	7,131	4,065	4,294	3,711	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.24	$9.93	$10.12	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$6.24	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	34,767	33,494	65,463	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$6.98	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,779	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1170
Accumulation unit value:
Beginning of period	$7.52	$10.88	$10.86	$10.42	N/A	N/A	N/A	N/A
End of period	$9.83	$7.52	$10.88	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	8,494	6,770	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	$7.67	$8.13	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.08	$7.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,099	7,553	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division761
Accumulation unit value:
Beginning of period	$18.53	$19.87	$18.88	$18.34	$18.31	N/A	N/A	N/A
End of period	$20.81	$18.53	$19.87	$18.88	$18.34	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,019	15,811	24,833	10,753	20,664	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$9.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	34,067	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division1128
Accumulation unit value:
Beginning of period	$8.15	$12.96	$12.82	$11.64	N/A	N/A	N/A	N/A
End of period	$10.63	$8.15	$12.96	$12.82	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Ivy Asset Strategy
Division2164
Accumulation unit value:
Beginning of period	$10.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,119	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division597
Accumulation unit value:
Beginning of period	$9.36	$17.14	$15.56	$11.99	$10.28	$8.87	N/A	N/A
End of period	$11.98	$9.36	$17.14	$15.56	$11.99	$10.28	N/A	N/A
Accumulation units outstanding
at the end of period	48,416	64,789	132,853	59,746	31,565	27,404	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division1161
Accumulation unit value:
Beginning of period	$17.03	$16.26	$15.54	$15.50	N/A	N/A	N/A	N/A
End of period	$17.37	$17.03	$16.26	$15.54	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,208	111,610	31,566	9,162	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.92	$14.09	$10.55	N/A	N/A	N/A	N/A	N/A
End of period	$11.69	$6.92	$14.09	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,635	53,810	25,313	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division815
Accumulation unit value:
Beginning of period	$11.75	$19.56	$20.43	$18.13	$16.18	N/A	N/A	N/A
End of period	$16.13	$11.75	$19.56	$20.43	$18.13	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,088	10,115	19,603	12,150	9,961	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division1170
Accumulation unit value:
Beginning of period	$9.41	$15.58	$17.00	$15.73	N/A	N/A	N/A	N/A
End of period	$8.88	$9.41	$15.58	$17.00	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	18,716	12,281	7,534	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1404
Accumulation unit value:
Beginning of period	$6.15	$9.81	$10.31	N/A	N/A	N/A	N/A	N/A
End of period	$7.54	$6.15	$9.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	242,623	242,623	118,969	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division612

Accumulation unit value:
Beginning of period	$7.60	$11.93	$12.48	$11.30	$11.84	$10.60	N/A	N/A
End of period	$11.43	$7.60	$11.93	$12.48	$11.30	$11.84	N/A	N/A
Accumulation units outstanding
at the end of period	67,911	79,030	117,430	153,120	68,225	15,652	N/A	N/A

JNL/MCM Bond Index Division1196

Accumulation unit value:
Beginning of period	$12.02	$11.79	$11.26	$11.25	N/A	N/A	N/A	N/A
End of period	$12.50	$12.02	$11.79	$11.26	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,890	11,841	14,599	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	$3.64	$6.14	$6.37	N/A	N/A	N/A	N/A	N/A
End of period	$4.50	$3.64	$6.14	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,501	-	21,503	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division1171
Accumulation unit value:
Beginning of period	$7.06	$10.44	$11.52	$10.96	N/A	N/A	N/A	N/A
End of period	$9.24	$7.06	$10.44	$11.52	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	7,217	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division597

Accumulation unit value:
Beginning of period	$5.92	$11.15	$11.22	$8.81	$9.49	$9.01	N/A	N/A
End of period	$6.75	$5.92	$11.15	$11.22	$8.81	$9.49	N/A	N/A
Accumulation units outstanding
at the end of period	101,942	118,059	112,380	193,524	85,725	40,321	N/A	N/A

JNL/MCM Dow Dividend Division1038

Accumulation unit value:
Beginning of period	$5.20	$10.45	$11.80	$10.23	N/A	N/A	N/A	N/A
End of period	$6.15	$5.20	$10.45	$11.80	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	97,004	84,931	183,991	129,878	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division741
Accumulation unit value:
Beginning of period	$6.03	$9.86	$9.67	$8.41	$8.04	N/A	N/A	N/A
End of period	$5.62	$6.03	$9.86	$9.67	$8.41	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,496	35,870	5,217	2,487	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division988
Accumulation unit value:
Beginning of period	$5.76	$11.87	$14.60	$12.91	N/A	N/A	N/A	N/A
End of period	$6.72	$5.76	$11.87	$14.60	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,004	16,248	5,709	9,941	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division612

Accumulation unit value:
Beginning of period	$9.63	$19.01	$17.40	$12.62	$11.65	$9.67	N/A	N/A
End of period	$12.41	$9.63	$19.01	$17.40	$12.62	$11.65	N/A	N/A
Accumulation units outstanding
at the end of period	74,025	81,239	128,111	132,913	47,955	15,827	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2164

Accumulation unit value:
Beginning of period	$10.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,588	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division961
Accumulation unit value:
Beginning of period	$9.42	$12.47	$11.78	$11.27	$11.17	N/A	N/A	N/A
End of period	$11.20	$9.42	$12.47	$11.78	$11.27	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,898	9,855	-	-	9,834	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division961
Accumulation unit value:
Beginning of period	$11.32	$20.17	$18.58	$15.04	$14.39	N/A	N/A	N/A
End of period	$14.40	$11.32	$20.17	$18.58	$15.04	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,551	13,357	12,466	12,536	3,815	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division761

Accumulation unit value:
Beginning of period	$7.82	$13.83	$13.87	$11.87	$10.91	N/A	N/A	N/A
End of period	$9.55	$7.82	$13.83	$13.87	$11.87	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	502,703	970,421	1,068,147	987,942	489,658	N/A	N/A	N/A

JNL/MCM JNL Optimized
5 Division1187
Accumulation unit value:
Beginning of period	$6.35	$11.97	$10.72	$10.37	N/A	N/A	N/A	N/A
End of period	$8.60	$6.35	$11.97	$10.72	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	150,076	219,536	155,895	63,254	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division961

Accumulation unit value:
Beginning of period	$7.32	$12.72	$10.86	$10.54	$10.85	N/A	N/A	N/A
End of period	$9.65	$7.32	$12.72	$10.86	$10.54	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	10,120	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division1332
Accumulation unit value:
Beginning of period	$6.14	$11.55	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$6.14	$11.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	8,012	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division1060
Accumulation unit value:
Beginning of period	$22.35	$36.57	$27.49	$26.66	N/A	N/A	N/A	N/A
End of period	$26.40	$22.35	$36.57	$27.49	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,488	34,536	36,550	35,402	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division612

Accumulation unit value:
Beginning of period	$7.00	$14.14	$13.69	$13.30	$9.85	$8.45	N/A	N/A
End of period	$8.25	$7.00	$14.14	$13.69	$13.30	$9.85	N/A	N/A
Accumulation units outstanding
at the end of period	53,742	64,446	91,688	114,662	59,168	17,713	N/A	N/A

JNL/MCM S&P 24 Division1187

Accumulation unit value:
Beginning of period	$7.13	$10.78	$10.19	$10.13	N/A	N/A	N/A	N/A
End of period	$8.33	$7.13	$10.78	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,826	19,177	33,622	29,351	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division597
Accumulation unit value:
Beginning of period	$9.84	$16.03	$15.17	$14.06	$12.76	$11.53	N/A	N/A
End of period	$13.36	$9.84	$16.03	$15.17	$14.06	$12.76	N/A	N/A
Accumulation units outstanding
at the end of period	51,792	59,639	37,611	28,634	14,153	10,820	N/A	N/A

JNL/MCM S&P 500 Index Division597

Accumulation unit value:
Beginning of period	$7.67	$12.50	$12.12	$10.71	$10.43	$9.82	N/A	N/A
End of period	$9.50	$7.67	$12.50	$12.12	$10.71	$10.43	N/A	N/A
Accumulation units outstanding
at the end of period	136,487	209,831	17,832	32,097	14,863	12,788	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division612
Accumulation unit value:
Beginning of period	$10.91	$18.50	$21.01	$19.51	$18.21	$15.95	N/A	N/A
End of period	$11.25	$10.91	$18.50	$21.01	$19.51	$18.21	N/A	N/A
Accumulation units outstanding
at the end of period	34,394	37,790	55,270	72,466	40,380	9,890	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division597
Accumulation unit value:
Beginning of period	$9.55	$14.92	$15.50	$13.41	$13.08	$11.52	N/A	N/A
End of period	$11.96	$9.55	$14.92	$15.50	$13.41	$13.08	N/A	N/A
Accumulation units outstanding
at the end of period	28,957	15,031	7,934	11,388	6,190	5,336	N/A	N/A

JNL/MCM Technology Sector
Division961
Accumulation unit value:
Beginning of period	$3.84	$6.91	$6.13	$5.70	$5.90	N/A	N/A	N/A
End of period	$6.19	$3.84	$6.91	$6.13	$5.70	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	24,612	-	10,946	48,312	18,619	N/A	N/A	N/A

JNL/MCM Value Line 30 Division928

Accumulation unit value:
Beginning of period	$9.19	$17.78	$15.13	$15.60	$13.75	N/A	N/A	N/A
End of period	$10.36	$9.19	$17.78	$15.13	$15.60	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	48,637	62,540	97,731	154,292	21,425	N/A	N/A	N/A

JNL/MCM VIP Division829

Accumulation unit value:
Beginning of period	$8.08	$14.37	$13.19	$11.96	$10.48	N/A	N/A	N/A
End of period	$9.86	$8.08	$14.37	$13.19	$11.96	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,012	112,361	128,314	42,624	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division1170
Accumulation unit value:
Beginning of period	$8.79	$15.11	$14.45	$13.47	N/A	N/A	N/A	N/A
End of period	$12.05	$8.79	$15.11	$14.45	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,381	42,877	21,562	12,799	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1774

Accumulation unit value:
Beginning of period	$4.16	$7.83	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.45	$4.16	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	75,004	45,308	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.34	$10.92	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.92	$10.34	$10.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,320	26,209	33,095	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division710
Accumulation unit value:
Beginning of period	$14.77	$14.96	$14.05	$13.81	$13.72	$13.70	N/A	N/A
End of period	$16.77	$14.77	$14.96	$14.05	$13.81	$13.72	N/A	N/A
Accumulation units outstanding
at the end of period	182,816	94,481	121,673	32,333	23,801	8,955	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.26	$13.59	$13.97	$12.86	$12.85	$12.50	N/A	N/A
End of period	$13.32	$9.26	$13.59	$13.97	$12.86	$12.85	N/A	N/A
Accumulation units outstanding
at the end of period	44,698	202,386	148,091	148,844	5,680	15,652	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	$5.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,749	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	$10.69	$16.18	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.20	$10.69	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,566	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	$4.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,738	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.67	$9.21	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.31	$6.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,782	63,855	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$7.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	42,238	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$6.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	50,876	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.25	$9.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.66	$6.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	48,236	15,257	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division815
Accumulation unit value:
Beginning of period	$9.71	$16.22	$15.11	$13.29	$11.88	N/A	N/A	N/A
End of period	$12.51	$9.71	$16.22	$15.11	$13.29	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	179,081	179,081	207,359	90,678	90,678	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division1196
Accumulation unit value:
Beginning of period	$9.89	$11.66	$11.16	$11.08	N/A	N/A	N/A	N/A
End of period	$11.05	$9.89	$11.66	$11.16	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,632	13,306	-	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division815
Accumulation unit value:
Beginning of period	$10.23	$16.09	$15.05	$13.41	$12.15	N/A	N/A	N/A
End of period	$12.88	$10.23	$16.09	$15.05	$13.41	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,200	29,014	46,827	169,881	52,720	N/A	N/A	N/A

JNL/S&P Managed Moderate
Division1016
Accumulation unit value:
Beginning of period	$9.66	$12.47	$11.77	$11.07	N/A	N/A	N/A	N/A
End of period	$11.27	$9.66	$12.47	$11.77	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,417	-	-	-	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division662
Accumulation unit value:
Beginning of period	$10.90	$15.28	$14.30	$12.96	$12.39	$11.51	N/A	N/A
End of period	$13.23	$10.90	$15.28	$14.30	$12.96	$12.39	N/A	N/A
Accumulation units outstanding
at the end of period	214,291	233,685	233,154	232,959	203,946	90,395	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.69	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	48,298	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division815

Accumulation unit value:
Beginning of period	$21.43	$27.49	$26.00	$23.26	$22.03	N/A	N/A	N/A
End of period	$25.23	$21.43	$27.49	$26.00	$23.26	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	59,098	10,078	22,203	13,693	9,758	N/A	N/A	N/A

JNL/Select Money Market
Division710
Accumulation unit value:
Beginning of period	$12.83	$12.76	$12.39	$12.05	$11.93	$11.93	N/A	N/A
End of period	$12.64	$12.83	$12.76	$12.39	$12.05	$11.93	N/A	N/A
Accumulation units outstanding
at the end of period	91,530	114,281	17,533	35,395	48,080	156,936	N/A	N/A

JNL/Select Value Division1170

Accumulation unit value:
Beginning of period	$14.38	$21.94	$20.68	$19.67	N/A	N/A	N/A	N/A
End of period	$17.54	$14.38	$21.94	$20.68	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,042	43,115	7,620	2,153	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division597
Accumulation unit value:
Beginning of period	$17.87	$31.78	$29.35	$26.24	$25.15	$23.53	N/A	N/A
End of period	$25.21	$17.87	$31.78	$29.35	$26.24	$25.15	N/A	N/A
Accumulation units outstanding
at the end of period	33,312	24,177	39,784	19,103	15,658	13,500	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division597
Accumulation unit value:
Beginning of period	$25.90	$44.36	$38.48	$36.64	$32.65	$29.28	N/A	N/A
End of period	$37.40	$25.90	$44.36	$38.48	$36.64	$32.65	N/A	N/A
Accumulation units outstanding
at the end of period	5,331	14,270	11,773	8,808	4,919	4,250	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	$9.72	$10.51	$10.20	N/A	N/A	N/A	N/A	N/A
End of period	$10.29	$9.72	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,690	8,436	16,342	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division1128
Accumulation unit value:
Beginning of period	$9.35	$15.96	$16.10	$14.32	N/A	N/A	N/A	N/A
End of period	$12.60	$9.35	$15.96	$16.10	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,880	15,824	30,263	-	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.67%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2081
Accumulation unit value:
Beginning of period	$11.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,083	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2132
Accumulation unit value:
Beginning of period	$12.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	33,274	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2135
Accumulation unit value:
Beginning of period	$12.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	59,606	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2025
Accumulation unit value:
Beginning of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	31,036	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division864
Accumulation unit value:
Beginning of period	$8.20	$12.97	$15.52	$11.57	$10.91	N/A	N/A	N/A
End of period	$10.69	$8.20	$12.97	$15.52	$11.57	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,316	28,406	17,463	12,732	1,646	N/A	N/A	N/A

JNL/AIM International
Growth Division924
Accumulation unit value:
Beginning of period	$10.81	$18.61	$17.24	$14.30	$13.73	N/A	N/A	N/A
End of period	$14.56	$10.81	$18.61	$17.24	$14.30	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,788	24,638	21,341	6,064	790	N/A	N/A	N/A

JNL/AIM Large Cap Growth
Division714
Accumulation unit value:
Beginning of period	$8.66	$14.12	$12.41	$11.70	$11.09	$10.84	N/A	N/A
End of period	$10.58	$8.66	$14.12	$12.41	$11.70	$11.09	N/A	N/A
Accumulation units outstanding
at the end of period	33,516	26,382	28,468	6,828	2,530	82	N/A	N/A

JNL/AIM Small Cap Growth
Division603
Accumulation unit value:
Beginning of period	$9.22	$15.55	$14.20	$12.61	$11.83	$11.09	N/A	N/A
End of period	$12.22	$9.22	$15.55	$14.20	$12.61	$11.83	N/A	N/A
Accumulation units outstanding
at the end of period	19,045	13,281	13,385	6,718	2,644	1,243	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division592
Accumulation unit value:
Beginning of period	$8.89	$12.61	$11.88	$10.90	$10.07	$9.24	N/A	N/A
End of period	$10.71	$8.89	$12.61	$11.88	$10.90	$10.07	N/A	N/A
Accumulation units outstanding
at the end of period	75,967	69,421	94,130	84,076	38,582	26,922	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division1047
Accumulation unit value:
Beginning of period	$16.95	$29.96	$25.26	$24.47	N/A	N/A	N/A	N/A
End of period	$23.04	$16.95	$29.96	$25.26	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,644	5,868	918	135	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.47	$8.43	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.71	$4.47	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,642	9,666	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division1025
Accumulation unit value:
Beginning of period	$16.90	$29.07	$26.94	$26.29	N/A	N/A	N/A	N/A
End of period	$22.41	$16.90	$29.07	$26.94	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,010	8,641	5,819	189	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.56	$13.68	$10.77	N/A	N/A	N/A	N/A	N/A
End of period	$9.68	$6.56	$13.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	114,681	51,480	40,292	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.54	$10.68	$10.79	N/A	N/A	N/A	N/A	N/A
End of period	$8.04	$6.54	$10.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	32,242	9,415	3,023	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division990

Accumulation unit value:
Beginning of period	$11.20	$18.67	$18.88	$17.63	N/A	N/A	N/A	N/A
End of period	$14.74	$11.20	$18.67	$18.88	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,813	929	356	353	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity
Division603
Accumulation unit value:
Beginning of period	$15.25	$25.12	$22.79	$19.30	$19.14	$16.92	N/A	N/A
End of period	$20.31	$15.25	$25.12	$22.79	$19.30	$19.14	N/A	N/A
Accumulation units outstanding
at the end of period	12,061	8,830	9,940	4,491	1,738	499	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.24	$9.93	$10.18	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$6.24	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	293,869	291,824	275,217	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.78	$9.90	$10.32	N/A	N/A	N/A	N/A	N/A
End of period	$7.44	$5.78	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	32,284	15,232	6,523	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1104
Accumulation unit value:
Beginning of period	$7.51	$10.87	$10.86	$10.01	N/A	N/A	N/A	N/A
End of period	$9.82	$7.51	$10.87	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	103,378	70,200	72,177	35,960	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.02	$9.86	$10.48	N/A	N/A	N/A	N/A	N/A
End of period	$7.51	$6.02	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	55,037	13,066	1,583	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division911
Accumulation unit value:
Beginning of period	$7.67	$11.66	$12.63	$10.91	$10.88	N/A	N/A	N/A
End of period	$10.07	$7.67	$11.66	$12.63	$10.91	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,693	11,086	14,150	5,911	1,244	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division592
Accumulation unit value:
Beginning of period	$18.51	$19.85	$18.86	$18.32	$18.15	$16.95	N/A	N/A
End of period	$20.78	$18.51	$19.85	$18.86	$18.32	$18.15	N/A	N/A
Accumulation units outstanding
at the end of period	34,976	30,873	42,324	32,177	20,908	7,677	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division1935
Accumulation unit value:
Beginning of period	$9.64	$9.13	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	27,956	658	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division911
Accumulation unit value:
Beginning of period	$8.15	$12.96	$12.82	$11.26	$11.14	N/A	N/A	N/A
End of period	$10.63	$8.15	$12.96	$12.82	$11.26	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,590	7,375	6,583	2,379	625	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2142
Accumulation unit value:
Beginning of period	$10.47	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	33,862	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division603
Accumulation unit value:
Beginning of period	$9.35	$17.12	$15.55	$11.98	$10.27	$8.86	N/A	N/A
End of period	$11.97	$9.35	$17.12	$15.55	$11.98	$10.27	N/A	N/A
Accumulation units outstanding
at the end of period	30,419	40,893	41,207	24,042	6,586	1,830	N/A	N/A

JNL/JPMorgan MidCap
Growth Division636
Accumulation unit value:
Beginning of period	$13.66	$25.00	$23.55	$21.37	$20.47	$16.21	N/A	N/A
End of period	$19.21	$13.66	$25.00	$23.55	$21.37	$20.47	N/A	N/A
Accumulation units outstanding
at the end of period	19,233	5,343	4,737	4,850	3,401	1,819	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division603
Accumulation unit value:
Beginning of period	$17.01	$16.24	$15.52	$15.28	$15.18	$14.66	N/A	N/A
End of period	$17.35	$17.01	$16.24	$15.52	$15.28	$15.18	N/A	N/A
Accumulation units outstanding
at the end of period	54,143	34,450	7,088	4,865	3,277	434	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1061
Accumulation unit value:
Beginning of period	$6.92	$14.09	$10.87	$10.00	N/A	N/A	N/A	N/A
End of period	$11.69	$6.92	$14.09	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	82,635	37,868	26,948	703	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division606
Accumulation unit value:
Beginning of period	$11.73	$19.55	$20.41	$18.11	$16.93	$15.11	N/A	N/A
End of period	$16.11	$11.73	$19.55	$20.41	$18.11	$16.93	N/A	N/A
Accumulation units outstanding
at the end of period	23,775	24,808	26,275	13,964	8,899	1,358	N/A	N/A

JNL/Lazard Small Cap
Equity Division606
Accumulation unit value:
Beginning of period	$9.40	$15.56	$16.98	$14.79	$14.37	$13.12	N/A	N/A
End of period	$8.87	$9.40	$15.56	$16.98	$14.79	$14.37	N/A	N/A
Accumulation units outstanding
at the end of period	-	8,978	9,560	9,347	6,032	346	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$10.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,589	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$10.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,730	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1356
Accumulation unit value:
Beginning of period	$6.15	$9.81	$10.57	N/A	N/A	N/A	N/A	N/A
End of period	$7.54	$6.15	$9.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	70,509	59,994	21,746	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division592

Accumulation unit value:
Beginning of period	$7.59	$11.92	$12.47	$11.30	$11.83	$10.11	N/A	N/A
End of period	$11.42	$7.59	$11.92	$12.47	$11.30	$11.83	N/A	N/A
Accumulation units outstanding
at the end of period	60,898	86,422	92,291	72,885	68,924	32,401	N/A	N/A

JNL/MCM Bond Index Division660

Accumulation unit value:
Beginning of period	$12.01	$11.78	$11.26	$11.04	$11.03	$10.99	N/A	N/A
End of period	$12.49	$12.01	$11.78	$11.26	$11.04	$11.03	N/A	N/A
Accumulation units outstanding
at the end of period	47,114	32,250	34,441	25,881	9,298	5,022	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division757
Accumulation unit value:
Beginning of period	$3.64	$6.13	$5.98	$4.47	$4.29	N/A	N/A	N/A
End of period	$4.50	$3.64	$6.13	$5.98	$4.47	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,583	9,028	28,614	7,513	-	N/A	N/A	N/A
JNL/MCM Consumer Brands
Sector Division733
Accumulation unit value:
Beginning of period	$7.04	$10.43	$11.53	$10.35	$10.76	$10.63	N/A	N/A
End of period	$9.22	$7.04	$10.43	$11.53	$10.35	$10.76	N/A	N/A
Accumulation units outstanding
at the end of period	7,368	1,150	35	31	32	30	N/A	N/A

JNL/MCM Dow 10 Division592

Accumulation unit value:
Beginning of period	$5.91	$11.14	$11.22	$8.80	$9.49	$8.84	N/A	N/A
End of period	$6.74	$5.91	$11.14	$11.22	$8.80	$9.49	N/A	N/A
Accumulation units outstanding
at the end of period	89,378	120,276	110,521	101,910	100,136	38,381	N/A	N/A

JNL/MCM Dow Dividend Division1030

Accumulation unit value:
Beginning of period	$5.20	$10.44	$11.80	$10.02	N/A	N/A	N/A	N/A
End of period	$6.15	$5.20	$10.44	$11.80	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	112,430	123,298	92,711	38,374	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division762
Accumulation unit value:
Beginning of period	$6.03	$9.85	$9.66	$8.40	$8.17	N/A	N/A	N/A
End of period	$5.62	$6.03	$9.85	$9.66	$8.40	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,401	27,379	6,264	1,535	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$8.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,979	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division778
Accumulation unit value:
Beginning of period	$5.75	$11.86	$14.59	$12.50	$11.60	N/A	N/A	N/A
End of period	$6.71	$5.75	$11.86	$14.59	$12.50	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	43,279	26,280	5,165	2,164	-	N/A	N/A	N/A

JNL/MCM Global 15 Division592

Accumulation unit value:
Beginning of period	$9.62	$19.00	$17.38	$12.62	$11.64	$9.36	N/A	N/A
End of period	$12.40	$9.62	$19.00	$17.38	$12.62	$11.64	N/A	N/A
Accumulation units outstanding
at the end of period	88,031	114,055	123,825	93,742	74,187	28,490	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2142

Accumulation unit value:
Beginning of period	$9.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,764	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division675
Accumulation unit value:
Beginning of period	$9.41	$12.46	$11.78	$11.27	$10.65	$10.28	N/A	N/A
End of period	$11.19	$9.41	$12.46	$11.78	$11.27	$10.65	N/A	N/A
Accumulation units outstanding
at the end of period	35,633	26,258	14,040	9,829	7,786	786	N/A	N/A

JNL/MCM Index 5 Division1419

Accumulation unit value:
Beginning of period	$6.82	$9.89	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$8.39	$6.82	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	69,389	46,359	21,668	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division592
Accumulation unit value:
Beginning of period	$11.31	$20.16	$18.57	$15.03	$13.49	$11.58	N/A	N/A
End of period	$14.38	$11.31	$20.16	$18.57	$15.03	$13.49	N/A	N/A
Accumulation units outstanding
at the end of period	62,171	55,207	61,885	48,044	28,646	19,662	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division685

Accumulation unit value:
Beginning of period	$7.82	$13.83	$13.86	$11.86	$10.90	$9.78	N/A	N/A
End of period	$9.54	$7.82	$13.83	$13.86	$11.86	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	1,001,376	1,104,786	1,135,249	506,046	94,623	11,752	N/A	N/A

JNL/MCM JNL Optimized
5 Division1116
Accumulation unit value:
Beginning of period	$6.35	$11.97	$10.71	$9.09	N/A	N/A	N/A	N/A
End of period	$8.60	$6.35	$11.97	$10.71	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	93,075	79,678	38,402	10,355	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division757

Accumulation unit value:
Beginning of period	$7.31	$12.71	$10.86	$10.54	$10.00	N/A	N/A	N/A
End of period	$9.64	$7.31	$12.71	$10.86	$10.54	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	34,283	26,243	19,596	7,496	3,903	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division1359
Accumulation unit value:
Beginning of period	$6.14	$11.55	$11.01	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$6.14	$11.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	44,405	39,212	18,067	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division675
Accumulation unit value:
Beginning of period	$22.33	$36.54	$27.47	$23.12	$17.19	$16.67	N/A	N/A
End of period	$26.37	$22.33	$36.54	$27.47	$23.12	$17.19	N/A	N/A
Accumulation units outstanding
at the end of period	47,276	32,416	28,315	24,975	7,825	500	N/A	N/A

JNL/MCM Pacific Rim
30 Division1927
Accumulation unit value:
Beginning of period	$9.56	$8.58	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	$9.56	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,670	259	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division592

Accumulation unit value:
Beginning of period	$7.00	$14.13	$13.68	$13.29	$9.84	$8.32	N/A	N/A
End of period	$8.24	$7.00	$14.13	$13.68	$13.29	$9.84	N/A	N/A
Accumulation units outstanding
at the end of period	52,781	73,808	73,560	71,982	67,904	28,971	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	$7.13	$10.78	$10.50	N/A	N/A	N/A	N/A	N/A
End of period	$8.33	$7.13	$10.78	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,873	1,660	1,780	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division592
Accumulation unit value:
Beginning of period	$9.83	$16.02	$15.16	$14.05	$12.76	$11.39	N/A	N/A
End of period	$13.35	$9.83	$16.02	$15.16	$14.05	$12.76	N/A	N/A
Accumulation units outstanding
at the end of period	40,471	49,052	50,752	43,229	34,629	23,021	N/A	N/A

JNL/MCM S&P 500 Index Division596

Accumulation unit value:
Beginning of period	$7.66	$12.50	$12.12	$10.70	$10.43	$9.77	N/A	N/A
End of period	$9.49	$7.66	$12.50	$12.12	$10.70	$10.43	N/A	N/A
Accumulation units outstanding
at the end of period	115,535	75,078	64,423	56,678	24,955	17,933	N/A	N/A

JNL/MCM S&P SMid 60 Division1377

Accumulation unit value:
Beginning of period	$6.06	$8.83	$9.09	N/A	N/A	N/A	N/A	N/A
End of period	$9.63	$6.06	$8.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,697	23,368	15,039	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division603
Accumulation unit value:
Beginning of period	$10.90	$18.49	$20.99	$19.50	$18.20	$16.02	N/A	N/A
End of period	$11.24	$10.90	$18.49	$20.99	$19.50	$18.20	N/A	N/A
Accumulation units outstanding
at the end of period	35,711	45,591	43,272	32,675	31,442	10,963	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division603
Accumulation unit value:
Beginning of period	$9.54	$14.91	$15.49	$13.41	$13.08	$11.50	N/A	N/A
End of period	$11.95	$9.54	$14.91	$15.49	$13.41	$13.08	N/A	N/A
Accumulation units outstanding
at the end of period	50,369	38,928	33,270	26,859	11,500	7,120	N/A	N/A

JNL/MCM Technology Sector
Division687
Accumulation unit value:
Beginning of period	$3.84	$6.90	$6.13	$5.70	$5.66	$5.14	N/A	N/A
End of period	$6.19	$3.84	$6.90	$6.13	$5.70	$5.66	N/A	N/A
Accumulation units outstanding
at the end of period	83,755	18,499	21,653	6,744	8,239	555	N/A	N/A

JNL/MCM Value Line 30 Division706

Accumulation unit value:
Beginning of period	$9.19	$17.77	$15.12	$15.59	$11.42	$10.69	N/A	N/A
End of period	$10.36	$9.19	$17.77	$15.12	$15.59	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	107,593	117,691	122,683	84,684	31,354	1,300	N/A	N/A

JNL/MCM VIP Division803

Accumulation unit value:
Beginning of period	$8.08	$14.36	$13.19	$11.95	$11.07	N/A	N/A	N/A
End of period	$9.85	$8.08	$14.36	$13.19	$11.95	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	60,441	88,807	96,575	75,769	18,693	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division603
Accumulation unit value:
Beginning of period	$8.79	$15.11	$14.45	$12.56	$11.23	$9.70	N/A	N/A
End of period	$12.05	$8.79	$15.11	$14.45	$12.56	$11.23	N/A	N/A
Accumulation units outstanding
at the end of period	20,265	22,171	25,650	12,016	4,740	2,553	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	$7.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,673	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1778

Accumulation unit value:
Beginning of period	$4.15	$7.85	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.45	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	51,584	2,480	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.33	$10.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.91	$10.33	$10.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	128,572	60,085	14,883	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division592
Accumulation unit value:
Beginning of period	$14.76	$14.95	$14.04	$13.80	$13.71	$13.16	N/A	N/A
End of period	$16.75	$14.76	$14.95	$14.04	$13.80	$13.71	N/A	N/A
Accumulation units outstanding
at the end of period	210,172	115,332	98,381	46,479	25,883	12,325	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	$12.56	$21.47	$24.81	N/A	N/A	N/A	N/A	N/A
End of period	$15.62	$12.56	$21.47	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	440	504	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.25	$13.58	$13.96	$12.85	$12.84	$12.49	N/A	N/A
End of period	$13.30	$9.25	$13.58	$13.96	$12.85	$12.84	N/A	N/A
Accumulation units outstanding
at the end of period	82,207	28,654	32,993	18,083	5,851	4,601	N/A	N/A

JNL/PPM America Mid
Cap Value Division1801
Accumulation unit value:
Beginning of period	$5.63	$10.62	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$5.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,732	322	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1801
Accumulation unit value:
Beginning of period	$6.24	$10.51	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.22	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,158	302	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	$10.67	$13.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.18	$10.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,342	288	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division1926
Accumulation unit value:
Beginning of period	$5.92	$6.56	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	40,913	5,056	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1456

Accumulation unit value:
Beginning of period	$6.67	$9.92	$10.40	N/A	N/A	N/A	N/A	N/A
End of period	$9.30	$6.67	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	242,762	193,076	7,326	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1458
Accumulation unit value:
Beginning of period	$6.88	$9.91	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$9.76	$6.88	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,838	13,166	3,847	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.27	$10.48	$10.56	N/A	N/A	N/A	N/A	N/A
End of period	$7.73	$6.27	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,754	5,448	27	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.60	$10.53	$10.47	N/A	N/A	N/A	N/A	N/A
End of period	$8.87	$7.60	$10.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	56,522	29,515	10,414	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.74	$10.50	$10.46	N/A	N/A	N/A	N/A	N/A
End of period	$8.13	$6.74	$10.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	41,966	55,180	11,561	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.11	$9.03	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.64	$7.11	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,259	9,787	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.25	$9.25	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.65	$6.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,084	8,793	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division653
Accumulation unit value:
Beginning of period	$9.70	$16.21	$15.10	$13.28	$12.45	$11.11	N/A	N/A
End of period	$12.50	$9.70	$16.21	$15.10	$13.28	$12.45	N/A	N/A
Accumulation units outstanding
at the end of period	61,300	54,774	64,257	22,973	23,902	25,641	N/A	N/A

JNL/S&P Managed Conservative
Division720
Accumulation unit value:
Beginning of period	$9.89	$11.66	$11.15	$10.52	$10.31	$10.20	N/A	N/A
End of period	$11.04	$9.89	$11.66	$11.15	$10.52	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	138,149	79,019	25,224	9,885	6,200	1,358	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division590
Accumulation unit value:
Beginning of period	$10.22	$16.07	$15.04	$13.40	$12.68	$11.64	N/A	N/A
End of period	$12.87	$10.22	$16.07	$15.04	$13.40	$12.68	N/A	N/A
Accumulation units outstanding
at the end of period	141,177	122,245	102,615	51,324	34,329	4,880	N/A	N/A

JNL/S&P Managed Moderate
Division733
Accumulation unit value:
Beginning of period	$9.66	$12.47	$11.77	$10.84	$10.50	$10.44	N/A	N/A
End of period	$11.27	$9.66	$12.47	$11.77	$10.84	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	211,289	206,846	103,418	76,085	13,409	39	N/A	N/A

JNL/S&P Managed Moderate
Growth Division590
Accumulation unit value:
Beginning of period	$10.89	$15.27	$14.29	$12.95	$12.38	$11.48	N/A	N/A
End of period	$13.22	$10.89	$15.27	$14.29	$12.95	$12.38	N/A	N/A
Accumulation units outstanding
at the end of period	306,199	195,445	100,233	70,564	40,581	13,699	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	$7.99	$11.63	$11.33	N/A	N/A	N/A	N/A	N/A
End of period	$9.40	$7.99	$11.63	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,759	9,097	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	$7.73	$11.79	$10.90	N/A	N/A	N/A	N/A	N/A
End of period	$9.21	$7.73	$11.79	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	8,091	5,707	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	$7.55	$11.94	$12.07	N/A	N/A	N/A	N/A	N/A
End of period	$9.09	$7.55	$11.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	132	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$8.95	$11.11	$11.05	N/A	N/A	N/A	N/A	N/A
End of period	$10.04	$8.95	$11.11	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,184	159	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.37	$9.07	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.94	$6.37	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,594	7,408	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division596

Accumulation unit value:
Beginning of period	$21.40	$27.45	$25.97	$23.24	$22.44	$20.77	N/A	N/A
End of period	$25.19	$21.40	$27.45	$25.97	$23.24	$22.44	N/A	N/A
Accumulation units outstanding
at the end of period	58,123	39,894	20,750	19,311	17,285	8,396	N/A	N/A

JNL/Select Money Market
Division606
Accumulation unit value:
Beginning of period	$12.81	$12.75	$12.38	$12.04	$11.92	$11.96	N/A	N/A
End of period	$12.62	$12.81	$12.75	$12.38	$12.04	$11.92	N/A	N/A
Accumulation units outstanding
at the end of period	119,683	203,225	98,508	54,916	7,252	5,223	N/A	N/A

JNL/Select Value Division603

Accumulation unit value:
Beginning of period	$14.37	$21.93	$20.68	$17.39	$16.34	$14.94	N/A	N/A
End of period	$17.52	$14.37	$21.93	$20.68	$17.39	$16.34	N/A	N/A
Accumulation units outstanding
at the end of period	24,178	14,294	15,233	7,959	7,344	543	N/A	N/A

JNL/T.Rowe Price Established
Growth Division645
Accumulation unit value:
Beginning of period	$17.84	$31.74	$29.31	$26.21	$25.13	$22.30	N/A	N/A
End of period	$25.18	$17.84	$31.74	$29.31	$26.21	$25.13	N/A	N/A
Accumulation units outstanding
at the end of period	33,686	27,787	18,401	15,285	7,143	3,444	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division596
Accumulation unit value:
Beginning of period	$25.86	$44.31	$38.44	$36.60	$32.62	$29.23	N/A	N/A
End of period	$37.35	$25.86	$44.31	$38.44	$36.60	$32.62	N/A	N/A
Accumulation units outstanding
at the end of period	22,365	17,376	12,459	6,308	3,669	2,017	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division1099
Accumulation unit value:
Beginning of period	$9.72	$10.51	$10.20	$9.97	N/A	N/A	N/A	N/A
End of period	$10.29	$9.72	$10.51	$10.20	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	66,153	27,502	19,690	3,436	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division592
Accumulation unit value:
Beginning of period	$9.34	$15.95	$16.09	$13.63	$13.05	$11.62	N/A	N/A
End of period	$12.59	$9.34	$15.95	$16.09	$13.63	$13.05	N/A	N/A
Accumulation units outstanding
at the end of period	38,282	40,551	46,534	40,438	35,868	22,643	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.695%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division855
Accumulation unit value:
Beginning of period	$8.19	$12.96	$15.51	$11.57	$10.73	N/A	N/A	N/A
End of period	$10.68	$8.19	$12.96	$15.51	$11.57	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,306	4,883	1,134	N/A	N/A	N/A

JNL/AIM International
Growth Division193
Accumulation unit value:
Beginning of period	$10.77	$18.55	$17.19	$14.26	$13.10	$11.46	$9.07	$8.40
End of period	$14.51	$10.77	$18.55	$17.19	$14.26	$13.10	$11.46	$9.07
Accumulation units outstanding
at the end of period	-	-	18,391	13,010	9,999	9,102	23,345	4,606

JNL/AIM Large Cap Growth
Division162
Accumulation unit value:
Beginning of period	$8.64	$14.10	$12.39	$11.68	$11.08	$10.25	$8.02	$8.29
End of period	$10.56	$8.64	$14.10	$12.39	$11.68	$11.08	$10.25	$8.02
Accumulation units outstanding
at the end of period	-	-	58,389	28,334	31,674	31,964	19,686	547

JNL/AIM Small Cap Growth
Division188
Accumulation unit value:
Beginning of period	$9.20	$15.53	$14.18	$12.60	$11.82	$11.25	$8.26	$8.14
End of period	$12.20	$9.20	$15.53	$14.18	$12.60	$11.82	$11.25	$8.26
Accumulation units outstanding
at the end of period	-	-	5,024	3,611	8,462	8,806	22,109	457

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division193
Accumulation unit value:
Beginning of period	$8.87	$12.58	$11.86	$10.88	$10.05	$9.35	$8.36	$8.19
End of period	$10.68	$8.87	$12.58	$11.86	$10.88	$10.05	$9.35	$8.36
Accumulation units outstanding
at the end of period	-	-	27,878	34,658	35,609	38,408	35,100	2,363

JNL/Capital Guardian
Global Diversified Research Division738
Accumulation unit value:
Beginning of period	$16.89	$29.87	$25.18	$22.60	$22.38	N/A	N/A	N/A
End of period	$22.96	$16.89	$29.87	$25.18	$22.60	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,741	639	539	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division193
Accumulation unit value:
Beginning of period	$16.85	$28.98	$26.87	$26.12	$25.38	$23.12	$17.36	$16.60
End of period	$22.33	$16.85	$28.98	$26.87	$26.12	$25.38	$23.12	$17.36
Accumulation units outstanding
at the end of period	-	-	3,044	21,551	61,573	84,545	32,533	687

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.56	$13.68	$10.20	N/A	N/A	N/A	N/A	N/A
End of period	$9.67	$6.56	$13.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	12,368	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.54	$10.68	$10.65	N/A	N/A	N/A	N/A	N/A
End of period	$8.03	$6.54	$10.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,160	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division130

Accumulation unit value:
Beginning of period	$11.16	$18.62	$18.83	$17.05	$16.77	$16.05	$13.10	$15.38
End of period	$14.69	$11.16	$18.62	$18.83	$17.05	$16.77	$16.05	$13.10
Accumulation units outstanding
at the end of period	-	-	10,668	15,369	15,016	13,912	26,683	743

JNL/Eagle SmallCap Equity
Division130
Accumulation unit value:
Beginning of period	$15.20	$25.05	$22.73	$19.25	$19.10	$16.35	$11.88	$14.64
End of period	$20.25	$15.20	$25.05	$22.73	$19.25	$19.10	$16.35	$11.88
Accumulation units outstanding
at the end of period	-	-	9,900	10,738	11,135	14,530	13,624	2,173

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.23	$9.93	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$6.23	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,252	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.78	$9.90	$9.80	N/A	N/A	N/A	N/A	N/A
End of period	$7.44	$5.78	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	672	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1065
Accumulation unit value:
Beginning of period	$7.51	$10.87	$10.86	$10.01	N/A	N/A	N/A	N/A
End of period	$9.81	$7.51	$10.87	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,403	2,329	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.02	$9.86	$9.90	N/A	N/A	N/A	N/A	N/A
End of period	$7.50	$6.02	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	5,592	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division837
Accumulation unit value:
Beginning of period	$7.66	$11.65	$12.62	$10.91	$10.17	N/A	N/A	N/A
End of period	$10.06	$7.66	$11.65	$12.62	$10.91	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,464	4,022	2,188	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division233
Accumulation unit value:
Beginning of period	$18.44	$19.78	$18.81	$18.27	$18.11	$17.23	$15.43	$15.18
End of period	$20.70	$18.44	$19.78	$18.81	$18.27	$18.11	$17.23	$15.43
Accumulation units outstanding
at the end of period	-	-	33,614	30,187	27,865	29,560	22,229	248

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division837
Accumulation unit value:
Beginning of period	$8.14	$12.95	$12.82	$11.26	$10.26	N/A	N/A	N/A
End of period	$10.61	$8.14	$12.95	$12.82	$11.26	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,368	4,619	2,514	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division329
Accumulation unit value:
Beginning of period	$9.32	$17.08	$15.52	$11.96	$10.26	$8.51	$6.42	N/A
End of period	$11.93	$9.32	$17.08	$15.52	$11.96	$10.26	$8.51	N/A
Accumulation units outstanding
at the end of period	-	-	46,286	64,821	65,979	80,872	27,118	N/A

JNL/JPMorgan MidCap
Growth Division334
Accumulation unit value:
Beginning of period	$13.61	$24.93	$23.48	$21.32	$20.42	$17.60	$14.48	N/A
End of period	$19.14	$13.61	$24.93	$23.48	$21.32	$20.42	$17.60	N/A
Accumulation units outstanding
at the end of period	-	-	7,302	3,319	3,258	3,260	2,662	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division180
Accumulation unit value:
Beginning of period	$16.95	$16.18	$15.48	$15.24	$15.15	$14.83	$14.91	$14.72
End of period	$17.28	$16.95	$16.18	$15.48	$15.24	$15.15	$14.83	$14.91
Accumulation units outstanding
at the end of period	-	-	16,218	34,973	34,904	32,264	32,462	9,075

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.92	$14.08	$10.69	N/A	N/A	N/A	N/A	N/A
End of period	$11.68	$6.92	$14.08	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	15,220	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division162
Accumulation unit value:
Beginning of period	$11.70	$19.50	$20.36	$18.08	$16.90	$13.78	$10.87	$10.89
End of period	$16.07	$11.70	$19.50	$20.36	$18.08	$16.90	$13.78	$10.87
Accumulation units outstanding
at the end of period	-	-	20,581	20,012	21,373	23,906	15,188	2,042

JNL/Lazard Small Cap
Equity Division162
Accumulation unit value:
Beginning of period	$9.38	$15.53	$16.95	$14.76	$14.34	$12.64	$9.26	$9.39
End of period	$8.84	$9.38	$15.53	$16.95	$14.76	$14.34	$12.64	$9.26
Accumulation units outstanding
at the end of period	-	-	12,341	18,744	26,326	29,275	32,613	4,088

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1432
Accumulation unit value:
Beginning of period	$6.15	$9.81	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$6.15	$9.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	971	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division145

Accumulation unit value:
Beginning of period	$7.57	$11.89	$12.45	$11.28	$11.82	$9.86	$7.55	$8.69
End of period	$11.39	$7.57	$11.89	$12.45	$11.28	$11.82	$9.86	$7.55
Accumulation units outstanding
at the end of period	-	-	85,651	144,909	161,322	158,695	132,240	15,874

JNL/MCM Bond Index Division145

Accumulation unit value:
Beginning of period	$12.00	$11.77	$11.25	$11.04	$11.02	$10.81	$10.68	$10.19
End of period	$12.47	$12.00	$11.77	$11.25	$11.04	$11.02	$10.81	$10.68
Accumulation units outstanding
at the end of period	-	-	46,625	46,868	62,678	62,777	45,830	1,049

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division494
Accumulation unit value:
Beginning of period	$3.63	$6.12	$5.97	$4.46	$4.49	$4.06	N/A	N/A
End of period	$4.48	$3.63	$6.12	$5.97	$4.46	$4.49	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,507	877	881	885	N/A	N/A

JNL/MCM Consumer Brands
Sector Division505
Accumulation unit value:
Beginning of period	$7.03	$10.41	$11.50	$10.31	$10.74	$9.88	N/A	N/A
End of period	$9.21	$7.03	$10.41	$11.50	$10.31	$10.74	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	491	2,958	2,943	1,461	N/A	N/A

JNL/MCM Dow 10 Division145

Accumulation unit value:
Beginning of period	$5.90	$11.12	$11.20	$8.79	$9.48	$9.37	$7.58	$8.09
End of period	$6.72	$5.90	$11.12	$11.20	$8.79	$9.48	$9.37	$7.58
Accumulation units outstanding
at the end of period	-	-	134,588	224,241	262,789	244,868	210,557	16,361

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.20	$10.44	$11.80	$10.00	N/A	N/A	N/A	N/A
End of period	$6.14	$5.20	$10.44	$11.80	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	55,326	41,269	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division165
Accumulation unit value:
Beginning of period	$6.01	$9.83	$9.64	$8.39	$8.19	$7.48	$5.90	$5.90
End of period	$5.60	$6.01	$9.83	$9.64	$8.39	$8.19	$7.48	$5.90
Accumulation units outstanding
at the end of period	-	-	25,134	47,257	48,569	52,783	84,635	1,422

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division494
Accumulation unit value:
Beginning of period	$5.74	$11.83	$14.57	$12.48	$11.96	$10.72	N/A	N/A
End of period	$6.70	$5.74	$11.83	$14.57	$12.48	$11.96	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,024	2,954	2,785	5,843	N/A	N/A

JNL/MCM Global 15 Division145

Accumulation unit value:
Beginning of period	$9.60	$18.96	$17.35	$12.60	$11.63	$9.23	$7.05	$8.16
End of period	$12.36	$9.60	$18.96	$17.35	$12.60	$11.63	$9.23	$7.05
Accumulation units outstanding
at the end of period	-	-	99,110	139,183	152,178	143,946	119,126	12,655

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division494
Accumulation unit value:
Beginning of period	$9.39	$12.43	$11.76	$11.25	$10.63	$10.48	N/A	N/A
End of period	$11.16	$9.39	$12.43	$11.76	$11.25	$10.63	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	6,478	8,183	19,676	10,873	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division145
Accumulation unit value:
Beginning of period	$11.30	$20.13	$18.55	$15.02	$13.48	$11.48	$8.50	$9.88
End of period	$14.36	$11.30	$20.13	$18.55	$15.02	$13.48	$11.48	$8.50
Accumulation units outstanding
at the end of period	-	-	35,083	55,374	46,859	55,137	49,748	2,091

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division714

Accumulation unit value:
Beginning of period	$7.81	$13.82	$13.86	$11.86	$10.90	$10.56	N/A	N/A
End of period	$9.53	$7.81	$13.82	$13.86	$11.86	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	277,495	378,863	207,362	42,869	N/A	N/A
JNL/MCM JNL Optimized
5 Division1210
Accumulation unit value:
Beginning of period	$6.34	$11.96	$10.71	$10.84	N/A	N/A	N/A	N/A
End of period	$8.59	$6.34	$11.96	$10.71	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,281	1,845	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division717

Accumulation unit value:
Beginning of period	$7.30	$12.70	$10.85	$10.54	$10.83	$10.78	N/A	N/A
End of period	$9.63	$7.30	$12.70	$10.85	$10.54	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,480	5,590	4,532	186	N/A	N/A

JNL/MCM NYSE International
25 Division1402
Accumulation unit value:
Beginning of period	$6.14	$11.55	$11.17	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$6.14	$11.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,165	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division494
Accumulation unit value:
Beginning of period	$22.28	$36.47	$27.42	$23.09	$17.17	$13.25	N/A	N/A
End of period	$26.30	$22.28	$36.47	$27.42	$23.09	$17.17	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	20,180	28,531	13,621	9,011	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division127

Accumulation unit value:
Beginning of period	$6.98	$14.10	$13.65	$13.27	$9.83	$8.50	$7.27	$9.67
End of period	$8.22	$6.98	$14.10	$13.65	$13.27	$9.83	$8.50	$7.27
Accumulation units outstanding
at the end of period	-	-	110,256	150,443	164,092	168,827	170,841	14,635

JNL/MCM S&P 24 Division1173

Accumulation unit value:
Beginning of period	$7.12	$10.77	$10.18	$10.06	N/A	N/A	N/A	N/A
End of period	$8.32	$7.12	$10.77	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	1,356	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division145
Accumulation unit value:
Beginning of period	$9.82	$16.00	$15.14	$14.04	$12.75	$11.20	$8.47	$9.19
End of period	$13.32	$9.82	$16.00	$15.14	$14.04	$12.75	$11.20	$8.47
Accumulation units outstanding
at the end of period	-	-	48,603	65,018	65,890	82,441	82,009	6,475

JNL/MCM S&P 500 Index Division145

Accumulation unit value:
Beginning of period	$7.65	$12.48	$12.10	$10.70	$10.42	$9.63	$7.67	$8.29
End of period	$9.48	$7.65	$12.48	$12.10	$10.70	$10.42	$9.63	$7.67
Accumulation units outstanding
at the end of period	-	-	122,970	152,235	184,776	292,287	191,504	2,379

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division145
Accumulation unit value:
Beginning of period	$10.87	$18.45	$20.96	$19.47	$18.18	$16.42	$11.28	$12.63
End of period	$11.21	$10.87	$18.45	$20.96	$19.47	$18.18	$16.42	$11.28
Accumulation units outstanding
at the end of period	-	-	46,826	79,032	88,897	84,424	77,369	8,969

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division145
Accumulation unit value:
Beginning of period	$9.53	$14.89	$15.48	$13.40	$13.07	$11.32	$7.89	$8.98
End of period	$11.93	$9.53	$14.89	$15.48	$13.40	$13.07	$11.32	$7.89
Accumulation units outstanding
at the end of period	-	-	51,030	59,866	60,661	70,404	72,873	4,666

JNL/MCM Technology Sector
Division490
Accumulation unit value:
Beginning of period	$3.83	$6.89	$6.12	$5.69	$5.65	$5.94	N/A	N/A
End of period	$6.17	$3.83	$6.89	$6.12	$5.69	$5.65	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,571	3,034	18,061	9,646	N/A	N/A

JNL/MCM Value Line 30 Division698

Accumulation unit value:
Beginning of period	$9.18	$17.76	$15.12	$15.59	$11.42	$10.46	N/A	N/A
End of period	$10.35	$9.18	$17.76	$15.12	$15.59	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	43,575	48,384	48,519	613	N/A	N/A

JNL/MCM VIP Division696

Accumulation unit value:
Beginning of period	$8.07	$14.35	$13.18	$11.95	$11.07	$10.14	N/A	N/A
End of period	$9.84	$8.07	$14.35	$13.18	$11.95	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	19,336	57,987	48,913	9,354	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division294
Accumulation unit value:
Beginning of period	$8.77	$15.08	$14.42	$12.54	$11.22	$9.67	$6.56	N/A
End of period	$12.02	$8.77	$15.08	$14.42	$12.54	$11.22	$9.67	N/A
Accumulation units outstanding
at the end of period	-	-	22,377	27,287	28,775	24,011	22,146	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.33	$10.91	$10.26	N/A	N/A	N/A	N/A	N/A
End of period	$11.91	$10.33	$10.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	10,701	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division127
Accumulation unit value:
Beginning of period	$14.72	$14.91	$14.01	$13.77	$13.69	$13.33	$12.94	$12.39
End of period	$16.71	$14.72	$14.91	$14.01	$13.77	$13.69	$13.33	$12.94
Accumulation units outstanding
at the end of period	-	-	101,654	73,793	78,198	76,729	71,048	10,638

JNL/PPM America Core
Equity Division188
Accumulation unit value:
Beginning of period	$12.52	$21.40	$23.47	$20.99	$19.63	$17.66	$14.12	$14.00
End of period	$15.57	$12.52	$21.40	$23.47	$20.99	$19.63	$17.66	$14.12
Accumulation units outstanding
at the end of period	-	-	1,194	2,506	2,590	1,986	19,307	266

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.22	$13.54	$13.93	$12.82	$12.82	$12.47	N/A	N/A
End of period	$13.26	$9.22	$13.54	$13.93	$12.82	$12.82	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	47,462	38,829	35,977	60,525	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division193
Accumulation unit value:
Beginning of period	$10.64	$20.50	$22.09	$19.88	$19.27	$17.86	$14.58	$13.38
End of period	$15.12	$10.64	$20.50	$22.09	$19.88	$19.27	$17.86	$14.58
Accumulation units outstanding
at the end of period	-	-	17,718	20,132	22,480	25,840	12,393	529

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division228
Accumulation unit value:
Beginning of period	$9.67	$16.17	$15.06	$13.26	$12.43	$11.23	$9.00	$9.13
End of period	$12.46	$9.67	$16.17	$15.06	$13.26	$12.43	$11.23	$9.00
Accumulation units outstanding
at the end of period	-	-	79,956	107,620	99,579	133,412	70,746	1,028

JNL/S&P Managed Conservative
Division683
Accumulation unit value:
Beginning of period	$9.88	$11.65	$11.15	$10.51	$10.31	$9.96	N/A	N/A
End of period	$11.03	$9.88	$11.65	$11.15	$10.51	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	48,686	5,160	3,785	1,904	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division130
Accumulation unit value:
Beginning of period	$10.19	$16.04	$15.01	$13.37	$12.66	$11.56	$9.65	$10.68
End of period	$12.83	$10.19	$16.04	$15.01	$13.37	$12.66	$11.56	$9.65
Accumulation units outstanding
at the end of period	-	-	220,766	367,662	425,413	503,505	392,227	51,499

JNL/S&P Managed Moderate
Division716
Accumulation unit value:
Beginning of period	$9.65	$12.46	$11.76	$10.84	$10.50	$10.34	N/A	N/A
End of period	$11.25	$9.65	$12.46	$11.76	$10.84	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	7,132	2,584	1,028	1,031	N/A	N/A

JNL/S&P Managed Moderate
Growth Division175
Accumulation unit value:
Beginning of period	$10.86	$15.23	$14.26	$12.93	$12.36	$11.47	$9.91	$10.11
End of period	$13.18	$10.86	$15.23	$14.26	$12.93	$12.36	$11.47	$9.91
Accumulation units outstanding
at the end of period	-	-	159,500	170,831	175,144	170,263	168,563	23,395

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division130

Accumulation unit value:
Beginning of period	$21.33	$27.37	$25.90	$23.17	$22.38	$20.53	$17.18	$18.38
End of period	$25.10	$21.33	$27.37	$25.90	$23.17	$22.38	$20.53	$17.18
Accumulation units outstanding
at the end of period	-	-	47,315	49,908	55,443	66,934	41,585	2,145

JNL/Select Money Market
Division228
Accumulation unit value:
Beginning of period	$12.77	$12.71	$12.34	$12.01	$11.89	$12.00	$12.15	$12.16
End of period	$12.57	$12.77	$12.71	$12.34	$12.01	$11.89	$12.00	$12.15
Accumulation units outstanding
at the end of period	-	-	94,862	46,449	27,399	21,190	32,472	9,956

JNL/Select Value Division302

Accumulation unit value:
Beginning of period	$14.35	$21.90	$20.65	$17.37	$16.34	$14.48	$10.66	N/A
End of period	$17.49	$14.35	$21.90	$20.65	$17.37	$16.34	$14.48	N/A
Accumulation units outstanding
at the end of period	-	-	13,992	18,001	21,217	19,798	13,516	N/A

JNL/T.Rowe Price Established
Growth Division233
Accumulation unit value:
Beginning of period	$17.78	$31.64	$29.23	$26.15	$25.07	$23.20	$18.08	$18.72
End of period	$25.08	$17.78	$31.64	$29.23	$26.15	$25.07	$23.20	$18.08
Accumulation units outstanding
at the end of period	-	-	30,797	39,091	44,732	47,811	28,132	422

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division130
Accumulation unit value:
Beginning of period	$25.78	$44.17	$38.33	$36.50	$32.54	$28.04	$20.58	$24.94
End of period	$37.21	$25.78	$44.17	$38.33	$36.50	$32.54	$28.04	$20.58
Accumulation units outstanding
at the end of period	-	-	19,188	22,103	20,873	29,980	24,980	1,373

JNL/T.Rowe Price Short-Term
Bond Division1087
Accumulation unit value:
Beginning of period	$9.71	$10.51	$10.19	$10.00	N/A	N/A	N/A	N/A
End of period	$10.28	$9.71	$10.51	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	22,482	11,809	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division174
Accumulation unit value:
Beginning of period	$9.32	$15.92	$16.06	$13.61	$13.04	$11.51	$9.01	$9.43
End of period	$12.56	$9.32	$15.92	$16.06	$13.61	$13.04	$11.51	$9.01
Accumulation units outstanding
at the end of period	-	-	85,188	63,046	64,795	97,255	58,381	4,004

Accumulation Unit Values
Contract with Endorsements - 1.70%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2012
Accumulation unit value:
Beginning of period	$9.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,816	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2074
Accumulation unit value:
Beginning of period	$10.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,336	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2035
Accumulation unit value:
Beginning of period	$10.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,824	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2042
Accumulation unit value:
Beginning of period	$11.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	79,697	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division838
Accumulation unit value:
Beginning of period	$8.19	$12.96	$15.51	$11.57	$10.22	N/A	N/A	N/A
End of period	$10.68	$8.19	$12.96	$15.51	$11.57	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	145,336	140,256	116,028	139,380	30,633	N/A	N/A	N/A

JNL/AIM International
Growth Division183
Accumulation unit value:
Beginning of period	$10.77	$18.54	$17.18	$14.25	$13.10	$11.45	$9.06	$9.40
End of period	$14.50	$10.77	$18.54	$17.18	$14.25	$13.10	$11.45	$9.06
Accumulation units outstanding
at the end of period	117,176	90,702	104,191	84,746	61,775	38,985	17,968	5,498

JNL/AIM Large Cap Growth
Division127
Accumulation unit value:
Beginning of period	$8.64	$14.10	$12.39	$11.68	$11.08	$10.25	$8.01	$9.51
End of period	$10.56	$8.64	$14.10	$12.39	$11.68	$11.08	$10.25	$8.01
Accumulation units outstanding
at the end of period	226,476	215,312	186,549	160,033	152,528	141,306	41,266	6,740

JNL/AIM Small Cap Growth
Division85
Accumulation unit value:
Beginning of period	$9.20	$15.52	$14.18	$12.60	$11.82	$11.25	$8.26	$11.20
End of period	$12.19	$9.20	$15.52	$14.18	$12.60	$11.82	$11.25	$8.26
Accumulation units outstanding
at the end of period	68,962	61,631	57,086	57,368	72,209	56,399	28,339	5,948

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division71
Accumulation unit value:
Beginning of period	$8.87	$12.58	$11.85	$10.88	$10.05	$9.34	$8.36	$9.22
End of period	$10.68	$8.87	$12.58	$11.85	$10.88	$10.05	$9.34	$8.36
Accumulation units outstanding
at the end of period	210,543	239,372	204,098	214,147	168,377	122,734	57,287	17,956

JNL/Capital Guardian
Global Diversified Research Division598
Accumulation unit value:
Beginning of period	$16.88	$29.85	$25.17	$22.59	$22.55	$20.13	N/A	N/A
End of period	$22.94	$16.88	$29.85	$25.17	$22.59	$22.55	N/A	N/A
Accumulation units outstanding
at the end of period	57,017	58,358	41,683	24,565	24,719	4,077	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.47	$8.75	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.70	$4.47	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	49,243	129,324	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division55
Accumulation unit value:
Beginning of period	$16.84	$28.97	$26.86	$26.12	$25.38	$23.12	$17.36	$23.53
End of period	$22.32	$16.84	$28.97	$26.86	$26.12	$25.38	$23.12	$17.36
Accumulation units outstanding
at the end of period	44,913	38,347	47,044	34,295	36,312	29,322	13,009	4,212

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.56	$13.68	$11.34	N/A	N/A	N/A	N/A	N/A
End of period	$9.67	$6.56	$13.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	349,657	262,621	172,485	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.54	$10.68	$10.24	N/A	N/A	N/A	N/A	N/A
End of period	$8.03	$6.54	$10.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,926	38,244	10,686	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division55

Accumulation unit value:
Beginning of period	$11.16	$18.61	$18.83	$17.04	$16.77	$16.41	$13.10	$16.36
End of period	$14.68	$11.16	$18.61	$18.83	$17.04	$16.77	$16.41	$13.10
Accumulation units outstanding
at the end of period	75,987	61,803	42,558	40,916	46,003	46,004	13,491	5,136

JNL/Eagle SmallCap Equity
Division80
Accumulation unit value:
Beginning of period	$15.19	$25.04	$22.72	$19.24	$19.09	$16.35	$11.88	$16.53
End of period	$20.24	$15.19	$25.04	$22.72	$19.24	$19.09	$16.35	$11.88
Accumulation units outstanding
at the end of period	83,032	93,706	90,763	157,707	93,072	40,531	16,463	14,218

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.23	$9.93	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.97	$6.23	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	357,035	363,091	407,983	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.78	$9.90	$10.01	N/A	N/A	N/A	N/A	N/A
End of period	$7.43	$5.78	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	72,924	37,572	38,525	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1069
Accumulation unit value:
Beginning of period	$7.51	$10.87	$10.86	$9.94	N/A	N/A	N/A	N/A
End of period	$9.81	$7.51	$10.87	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	290,837	259,321	154,918	73,313	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.02	$9.86	$10.08	N/A	N/A	N/A	N/A	N/A
End of period	$7.50	$6.02	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	75,944	105,602	48,477	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division842
Accumulation unit value:
Beginning of period	$7.66	$11.65	$12.62	$10.91	$10.38	N/A	N/A	N/A
End of period	$10.06	$7.66	$11.65	$12.62	$10.91	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	94,055	72,082	40,480	32,974	10,778	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division132
Accumulation unit value:
Beginning of period	$18.43	$19.77	$18.79	$18.26	$18.10	$17.22	$15.43	$14.78
End of period	$20.69	$18.43	$19.77	$18.79	$18.26	$18.10	$17.22	$15.43
Accumulation units outstanding
at the end of period	208,929	235,191	203,894	258,678	232,675	117,781	57,226	5,277

JNL/Goldman Sachs Emerging
Markets Debt Division1902
Accumulation unit value:
Beginning of period	$9.64	$9.97	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.65	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,165	5,390	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division842
Accumulation unit value:
Beginning of period	$8.14	$12.95	$12.81	$11.26	$10.46	N/A	N/A	N/A
End of period	$10.61	$8.14	$12.95	$12.81	$11.26	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	120,595	195,612	138,619	38,424	17,079	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2145
Accumulation unit value:
Beginning of period	$10.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36,256	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division237
Accumulation unit value:
Beginning of period	$9.32	$17.07	$15.51	$11.95	$10.25	$8.51	$6.21	$6.35
End of period	$11.92	$9.32	$17.07	$15.51	$11.95	$10.25	$8.51	$6.21
Accumulation units outstanding
at the end of period	188,108	228,432	361,470	355,942	225,353	106,070	24,117	1,502

JNL/JPMorgan MidCap
Growth Division146
Accumulation unit value:
Beginning of period	$13.60	$24.91	$23.47	$21.30	$20.41	$17.59	$13.19	$14.26
End of period	$19.12	$13.60	$24.91	$23.47	$21.30	$20.41	$17.59	$13.19
Accumulation units outstanding
at the end of period	42,364	29,112	36,126	22,919	19,672	25,577	9,073	582

JNL/JPMorgan U.S. Government
& Quality Bond Division52
Accumulation unit value:
Beginning of period	$16.94	$16.17	$15.47	$15.24	$15.14	$14.83	$14.91	$13.74
End of period	$17.27	$16.94	$16.17	$15.47	$15.24	$15.14	$14.83	$14.91
Accumulation units outstanding
at the end of period	301,544	314,499	125,259	107,362	123,611	83,122	63,990	17,862

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1064
Accumulation unit value:
Beginning of period	$6.92	$14.08	$10.87	$10.07	N/A	N/A	N/A	N/A
End of period	$11.68	$6.92	$14.08	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	307,081	267,351	165,527	69,446	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division85
Accumulation unit value:
Beginning of period	$11.69	$19.49	$20.36	$18.07	$16.89	$13.78	$10.87	$13.37
End of period	$16.06	$11.69	$19.49	$20.36	$18.07	$16.89	$13.78	$10.87
Accumulation units outstanding
at the end of period	129,493	206,610	210,844	203,470	213,843	117,716	29,904	11,098

JNL/Lazard Small Cap
Equity Division52
Accumulation unit value:
Beginning of period	$9.37	$15.52	$16.94	$14.75	$14.34	$12.64	$9.26	$11.22
End of period	$8.84	$9.37	$15.52	$16.94	$14.75	$14.34	$12.64	$9.26
Accumulation units outstanding
at the end of period	-	127,262	132,256	136,296	151,416	113,442	37,535	11,809

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$9.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,447	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$7.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,959	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1350
Accumulation unit value:
Beginning of period	$6.15	$9.81	$10.44	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$6.15	$9.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	131,133	70,161	48,591	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division119

Accumulation unit value:
Beginning of period	$7.57	$11.89	$12.44	$11.28	$11.81	$9.86	$7.55	$9.65
End of period	$11.38	$7.57	$11.89	$12.44	$11.28	$11.81	$9.86	$7.55
Accumulation units outstanding
at the end of period	657,894	871,913	845,436	1,085,386	1,094,639	737,111	277,602	25,467

JNL/MCM Bond Index Division119

Accumulation unit value:
Beginning of period	$11.99	$11.77	$11.25	$11.04	$11.02	$10.82	$10.68	$9.99
End of period	$12.47	$11.99	$11.77	$11.25	$11.04	$11.02	$10.82	$10.68
Accumulation units outstanding
at the end of period	453,279	498,216	503,170	519,487	444,931	280,223	69,681	5,947

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division477
Accumulation unit value:
Beginning of period	$3.63	$6.12	$5.97	$4.46	$4.49	$3.88	$3.64	N/A
End of period	$4.48	$3.63	$6.12	$5.97	$4.46	$4.49	$3.88	N/A
Accumulation units outstanding
at the end of period	54,843	65,671	178,208	226,970	53,153	33,777	6,911	N/A

JNL/MCM Consumer Brands
Sector Division477
Accumulation unit value:
Beginning of period	$7.03	$10.41	$11.49	$10.30	$10.74	$9.92	$9.62	N/A
End of period	$9.20	$7.03	$10.41	$11.49	$10.30	$10.74	$9.92	N/A
Accumulation units outstanding
at the end of period	31,664	27,654	23,374	35,682	38,533	35,742	2,617	N/A

JNL/MCM Dow 10 Division119

Accumulation unit value:
Beginning of period	$5.90	$11.11	$11.19	$8.79	$9.47	$9.37	$7.58	$9.25
End of period	$6.72	$5.90	$11.11	$11.19	$8.79	$9.47	$9.37	$7.58
Accumulation units outstanding
at the end of period	930,486	1,159,182	1,163,209	1,322,392	1,254,953	1,061,128	349,028	28,172

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.20	$10.44	$11.80	$10.00	N/A	N/A	N/A	N/A
End of period	$6.14	$5.20	$10.44	$11.80	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	225,514	244,988	287,675	203,503	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division85
Accumulation unit value:
Beginning of period	$6.01	$9.83	$9.64	$8.39	$8.18	$7.48	$5.90	$7.88
End of period	$5.60	$6.01	$9.83	$9.64	$8.39	$8.18	$7.48	$5.90
Accumulation units outstanding
at the end of period	-	146,132	170,870	173,524	165,233	172,443	88,530	22,441

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$10.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	829	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division477
Accumulation unit value:
Beginning of period	$5.74	$11.83	$14.56	$12.48	$11.96	$10.72	$10.39	N/A
End of period	$6.69	$5.74	$11.83	$14.56	$12.48	$11.96	$10.72	N/A
Accumulation units outstanding
at the end of period	201,626	125,344	47,423	68,693	51,832	46,388	2,423	N/A

JNL/MCM Global 15 Division119

Accumulation unit value:
Beginning of period	$9.59	$18.95	$17.35	$12.59	$11.62	$9.23	$7.05	$8.93
End of period	$12.36	$9.59	$18.95	$17.35	$12.59	$11.62	$9.23	$7.05
Accumulation units outstanding
at the end of period	864,043	1,002,971	915,528	1,045,142	990,713	659,497	241,400	15,413

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2132

Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,267	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division477
Accumulation unit value:
Beginning of period	$9.38	$12.43	$11.75	$11.25	$10.63	$10.45	$10.18	N/A
End of period	$11.16	$9.38	$12.43	$11.75	$11.25	$10.63	$10.45	N/A
Accumulation units outstanding
at the end of period	125,855	148,330	127,057	127,273	123,721	107,859	2,474	N/A

JNL/MCM Index 5 Division1351

Accumulation unit value:
Beginning of period	$6.82	$9.89	$10.28	N/A	N/A	N/A	N/A	N/A
End of period	$8.39	$6.82	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	61,754	170,968	35,307	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division119
Accumulation unit value:
Beginning of period	$11.30	$20.13	$18.55	$15.02	$13.49	$11.48	$8.50	$10.66
End of period	$14.36	$11.30	$20.13	$18.55	$15.02	$13.49	$11.48	$8.50
Accumulation units outstanding
at the end of period	529,094	516,861	479,696	555,699	483,043	317,955	53,668	14,043

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division686

Accumulation unit value:
Beginning of period	$7.81	$13.82	$13.86	$11.86	$10.90	$9.72	N/A	N/A
End of period	$9.53	$7.81	$13.82	$13.86	$11.86	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	2,916,757	3,179,092	3,754,688	3,582,280	2,031,465	167,871	N/A	N/A

JNL/MCM JNL Optimized
5 Division1069
Accumulation unit value:
Beginning of period	$6.34	$11.96	$10.71	$9.82	N/A	N/A	N/A	N/A
End of period	$8.59	$6.34	$11.96	$10.71	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	206,998	236,134	185,200	113,333	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division690

Accumulation unit value:
Beginning of period	$7.30	$12.70	$10.85	$10.54	$10.83	$9.85	N/A	N/A
End of period	$9.63	$7.30	$12.70	$10.85	$10.54	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	79,178	87,391	123,026	108,424	81,270	12,870	N/A	N/A

JNL/MCM NYSE International
25 Division1347
Accumulation unit value:
Beginning of period	$6.14	$11.55	$10.46	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$6.14	$11.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	86,972	50,347	35,888	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division477
Accumulation unit value:
Beginning of period	$22.27	$36.45	$27.41	$23.08	$17.16	$13.09	$12.54	N/A
End of period	$26.29	$22.27	$36.45	$27.41	$23.08	$17.16	$13.09	N/A
Accumulation units outstanding
at the end of period	146,650	128,789	165,413	137,306	115,812	88,964	2,007	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$10.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	480	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division119

Accumulation unit value:
Beginning of period	$6.98	$14.09	$13.65	$13.26	$9.83	$8.50	$7.27	$9.81
End of period	$8.22	$6.98	$14.09	$13.65	$13.26	$9.83	$8.50	$7.27
Accumulation units outstanding
at the end of period	738,398	928,427	898,001	1,025,586	1,022,473	771,336	294,861	13,413

JNL/MCM S&P 24 Division1085

Accumulation unit value:
Beginning of period	$7.12	$10.77	$10.18	$9.58	N/A	N/A	N/A	N/A
End of period	$8.32	$7.12	$10.77	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,192	7,658	3,498	1,502	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division119
Accumulation unit value:
Beginning of period	$9.82	$16.00	$15.14	$14.04	$12.75	$11.20	$8.47	$10.70
End of period	$13.32	$9.82	$16.00	$15.14	$14.04	$12.75	$11.20	$8.47
Accumulation units outstanding
at the end of period	527,250	535,267	500,535	579,162	487,124	367,456	86,603	12,927

JNL/MCM S&P 500 Index Division83

Accumulation unit value:
Beginning of period	$7.65	$12.48	$12.10	$10.69	$10.42	$9.63	$7.66	$10.02
End of period	$9.47	$7.65	$12.48	$12.10	$10.69	$10.42	$9.63	$7.66
Accumulation units outstanding
at the end of period	1,454,640	1,256,977	1,085,655	1,189,812	1,080,434	664,455	201,966	49,124

JNL/MCM S&P SMid 60 Division1323

Accumulation unit value:
Beginning of period	$6.06	$8.83	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$9.62	$6.06	$8.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	60,122	23,971	14,361	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division119
Accumulation unit value:
Beginning of period	$10.87	$18.44	$20.95	$19.46	$18.17	$16.42	$11.28	$15.13
End of period	$11.21	$10.87	$18.44	$20.95	$19.46	$18.17	$16.42	$11.28
Accumulation units outstanding
at the end of period	531,319	593,539	482,593	546,473	539,705	388,958	137,763	9,301

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division119
Accumulation unit value:
Beginning of period	$9.53	$14.89	$15.47	$13.39	$13.07	$11.32	$7.89	$10.42
End of period	$11.93	$9.53	$14.89	$15.47	$13.39	$13.07	$11.32	$7.89
Accumulation units outstanding
at the end of period	588,916	471,877	451,282	504,542	464,401	335,267	80,310	9,013
JNL/MCM Technology Sector
Division477
Accumulation unit value:
Beginning of period	$3.83	$6.89	$6.12	$5.69	$5.65	$5.68	$5.45	N/A
End of period	$6.17	$3.83	$6.89	$6.12	$5.69	$5.65	$5.68	N/A
Accumulation units outstanding
at the end of period	219,914	69,845	118,371	147,075	103,401	78,647	4,619	N/A

JNL/MCM Value Line 30 Division680

Accumulation unit value:
Beginning of period	$9.17	$17.75	$15.11	$15.59	$11.42	$9.76	N/A	N/A
End of period	$10.34	$9.17	$17.75	$15.11	$15.59	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	453,742	590,065	557,068	590,022	458,423	46,078	N/A	N/A

JNL/MCM VIP Division686

Accumulation unit value:
Beginning of period	$8.07	$14.35	$13.18	$11.95	$11.07	$9.76	N/A	N/A
End of period	$9.83	$8.07	$14.35	$13.18	$11.95	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	313,619	330,598	489,578	572,382	408,637	49,555	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division55
Accumulation unit value:
Beginning of period	$8.76	$15.07	$14.42	$12.54	$11.21	$9.67	$7.00	$8.87
End of period	$12.01	$8.76	$15.07	$14.42	$12.54	$11.21	$9.67	$7.00
Accumulation units outstanding
at the end of period	186,328	188,386	187,568	205,092	207,186	191,468	29,716	22,855

JNL/PAM Asia ex-Japan
Division1783
Accumulation unit value:
Beginning of period	$4.80	$9.11	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.01	$4.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	55,473	378	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1772

Accumulation unit value:
Beginning of period	$4.15	$7.89	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.44	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	140,650	168,747	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.33	$10.91	$10.03	N/A	N/A	N/A	N/A	N/A
End of period	$11.90	$10.33	$10.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	428,462	350,529	71,413	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division52
Accumulation unit value:
Beginning of period	$14.71	$14.90	$14.00	$13.77	$13.68	$13.33	$12.94	$12.30
End of period	$16.70	$14.71	$14.90	$14.00	$13.77	$13.68	$13.33	$12.94
Accumulation units outstanding
at the end of period	1,119,078	926,482	730,156	606,900	528,417	278,834	170,296	81,007

JNL/PPM America Core
Equity Division80
Accumulation unit value:
Beginning of period	$12.51	$21.39	$23.46	$20.98	$19.62	$17.65	$14.11	$18.25
End of period	$15.55	$12.51	$21.39	$23.46	$20.98	$19.62	$17.65	$14.11
Accumulation units outstanding
at the end of period	-	12,994	13,263	13,794	11,082	8,016	4,835	3,491

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.22	$13.54	$13.92	$12.81	$12.82	$12.47	N/A	N/A
End of period	$13.26	$9.22	$13.54	$13.92	$12.81	$12.82	N/A	N/A
Accumulation units outstanding
at the end of period	389,407	311,477	311,540	394,646	346,727	302,067	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	$5.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,526	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1812
Accumulation unit value:
Beginning of period	$6.23	$10.52	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,770	20,435	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division53
Accumulation unit value:
Beginning of period	$10.63	$20.48	$22.08	$19.87	$19.26	$17.85	$14.58	$17.79
End of period	$15.11	$10.63	$20.48	$22.08	$19.87	$19.26	$17.85	$14.58
Accumulation units outstanding
at the end of period	52,395	52,940	33,884	42,103	44,195	37,620	15,931	2,639

JNL/Red Rocks Listed
Private Equity Division1900
Accumulation unit value:
Beginning of period	$5.92	$8.74	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	32,822	6,317	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.67	$9.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.30	$6.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	235,428	141,244	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1464
Accumulation unit value:
Beginning of period	$6.88	$9.91	$9.89	N/A	N/A	N/A	N/A	N/A
End of period	$9.76	$6.88	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	140,944	95,099	136	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.26	$10.48	$10.45	N/A	N/A	N/A	N/A	N/A
End of period	$7.72	$6.26	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	32,708	35,253	281	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.60	$10.53	$10.15	N/A	N/A	N/A	N/A	N/A
End of period	$8.86	$7.60	$10.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	24,342	22,084	4,927	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.73	$10.50	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$8.13	$6.73	$10.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	148,017	185,625	37,698	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division1464
Accumulation unit value:
Beginning of period	$7.11	$9.76	$9.74	N/A	N/A	N/A	N/A	N/A
End of period	$8.63	$7.11	$9.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	164,219	117,460	138	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1464
Accumulation unit value:
Beginning of period	$6.25	$9.92	$9.93	N/A	N/A	N/A	N/A	N/A
End of period	$9.65	$6.25	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	156,112	112,874	135	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division80
Accumulation unit value:
Beginning of period	$9.67	$16.16	$15.06	$13.25	$12.43	$11.22	$9.00	$11.30
End of period	$12.45	$9.67	$16.16	$15.06	$13.25	$12.43	$11.22	$9.00
Accumulation units outstanding
at the end of period	693,705	689,181	629,926	624,707	716,600	742,983	91,417	54,036

JNL/S&P Managed Conservative
Division697
Accumulation unit value:
Beginning of period	$9.88	$11.65	$11.15	$10.51	$10.31	$10.09	N/A	N/A
End of period	$11.02	$9.88	$11.65	$11.15	$10.51	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	463,469	335,531	263,918	186,865	195,691	75,180	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division52

Accumulation unit value:
Beginning of period	$10.19	$16.03	$15.00	$13.37	$12.65	$11.55	$9.65	$10.96
End of period	$12.83	$10.19	$16.03	$15.00	$13.37	$12.65	$11.55	$9.65
Accumulation units outstanding
at the end of period	1,663,376	1,630,899	1,377,383	1,610,658	1,734,250	1,508,475	536,724	145,834

JNL/S&P Managed Moderate
Division675
Accumulation unit value:
Beginning of period	$9.64	$12.46	$11.76	$10.84	$10.50	$10.00	N/A	N/A
End of period	$11.25	$9.64	$12.46	$11.76	$10.84	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	612,178	695,950	676,546	658,946	583,596	43,635	N/A	N/A

JNL/S&P Managed Moderate
Growth Division52
Accumulation unit value:
Beginning of period	$10.85	$15.23	$14.25	$12.92	$12.35	$11.47	$9.91	$10.81
End of period	$13.17	$10.85	$15.23	$14.25	$12.92	$12.35	$11.47	$9.91
Accumulation units outstanding
at the end of period	1,641,526	1,573,386	1,438,424	1,477,397	1,352,590	845,092	351,796	101,162

JNL/S&P Retirement 2015
Division1078
Accumulation unit value:
Beginning of period	$7.98	$11.62	$10.82	$9.95	N/A	N/A	N/A	N/A
End of period	$9.39	$7.98	$11.62	$10.82	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	18,012	19,720	742	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	$7.73	$11.79	$11.90	N/A	N/A	N/A	N/A	N/A
End of period	$9.20	$7.73	$11.79	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,276	2,925	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	$7.54	$11.93	$11.35	N/A	N/A	N/A	N/A	N/A
End of period	$9.08	$7.54	$11.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,078	10,995	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1004
Accumulation unit value:
Beginning of period	$8.94	$11.11	$10.57	$9.97	N/A	N/A	N/A	N/A
End of period	$10.03	$8.94	$11.11	$10.57	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	9,312	13,980	10,145	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1464

Accumulation unit value:
Beginning of period	$6.36	$10.06	$10.04	N/A	N/A	N/A	N/A	N/A
End of period	$8.94	$6.36	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	136,695	98,809	134	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division85

Accumulation unit value:
Beginning of period	$21.32	$27.35	$25.88	$23.16	$22.37	$20.52	$17.17	$18.36
End of period	$25.08	$21.32	$27.35	$25.88	$23.16	$22.37	$20.52	$17.17
Accumulation units outstanding
at the end of period	289,202	277,919	241,380	250,128	251,275	149,906	46,180	28,301

JNL/Select Money Market
Division80
Accumulation unit value:
Beginning of period	$12.74	$12.68	$12.31	$11.98	$11.87	$11.98	$12.13	$12.19
End of period	$12.54	$12.74	$12.68	$12.31	$11.98	$11.87	$11.98	$12.13
Accumulation units outstanding
at the end of period	742,164	967,214	464,964	230,251	141,087	77,098	90,558	119,519

JNL/Select Value Division260

Accumulation unit value:
Beginning of period	$14.35	$21.89	$20.65	$17.37	$16.33	$14.48	$10.44	N/A
End of period	$17.49	$14.35	$21.89	$20.65	$17.37	$16.33	$14.48	N/A
Accumulation units outstanding
at the end of period	134,325	118,408	112,037	109,992	69,883	46,918	17,117	N/A

JNL/T.Rowe Price Established
Growth Division52
Accumulation unit value:
Beginning of period	$17.77	$31.62	$29.21	$26.13	$25.05	$23.19	$18.07	$22.71
End of period	$25.07	$17.77	$31.62	$29.21	$26.13	$25.05	$23.19	$18.07
Accumulation units outstanding
at the end of period	240,200	204,603	182,022	120,494	113,843	88,660	26,241	3,238

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division52
Accumulation unit value:
Beginning of period	$25.76	$44.14	$38.31	$36.48	$32.52	$28.03	$20.57	$25.34
End of period	$37.18	$25.76	$44.14	$38.31	$36.48	$32.52	$28.03	$20.57
Accumulation units outstanding
at the end of period	150,550	186,377	165,165	148,364	142,408	95,024	29,647	3,919

JNL/T.Rowe Price Short-Term
Bond Division1066
Accumulation unit value:
Beginning of period	$9.71	$10.50	$10.19	$10.00	N/A	N/A	N/A	N/A
End of period	$10.28	$9.71	$10.50	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	239,594	97,078	56,156	15,023	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division53

Accumulation unit value:
Beginning of period	$9.31	$15.92	$16.05	$13.60	$13.04	$11.51	$9.01	$10.74
End of period	$12.55	$9.31	$15.92	$16.05	$13.60	$13.04	$11.51	$9.01
Accumulation units outstanding
at the end of period	422,000	416,108	384,917	393,439	370,934	273,630	85,597	28,736

Accumulation Unit Values
Contract with Endorsements - 1.71%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2091
Accumulation unit value:
Beginning of period	$11.73	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,163	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2012
Accumulation unit value:
Beginning of period	$9.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,078	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2031
Accumulation unit value:
Beginning of period	$10.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,560	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2059
Accumulation unit value:
Beginning of period	$11.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,790	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division822
Accumulation unit value:
Beginning of period	$8.19	$12.96	$15.51	$11.57	$10.07	N/A	N/A	N/A
End of period	$10.67	$8.19	$12.96	$15.51	$11.57	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	90,329	125,081	107,922	233,891	61,130	N/A	N/A	N/A

JNL/AIM International
Growth Division106
Accumulation unit value:
Beginning of period	$10.75	$18.52	$17.16	$14.24	$13.08	$11.44	$9.06	$11.58
End of period	$14.48	$10.75	$18.52	$17.16	$14.24	$13.08	$11.44	$9.06
Accumulation units outstanding
at the end of period	84,211	152,297	296,556	228,604	192,135	168,545	173,933	83,070

JNL/AIM Large Cap Growth
Division107
Accumulation unit value:
Beginning of period	$8.63	$14.09	$12.38	$11.68	$11.08	$10.24	$8.01	$9.92
End of period	$10.55	$8.63	$14.09	$12.38	$11.68	$11.08	$10.24	$8.01
Accumulation units outstanding
at the end of period	203,891	362,080	487,548	438,661	473,388	521,740	283,276	107,372

JNL/AIM Small Cap Growth
Division106
Accumulation unit value:
Beginning of period	$9.19	$15.51	$14.17	$12.59	$11.81	$11.25	$8.26	$10.97
End of period	$12.18	$9.19	$15.51	$14.17	$12.59	$11.81	$11.25	$8.26
Accumulation units outstanding
at the end of period	91,068	105,030	165,173	196,670	244,031	252,679	235,990	99,897

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division107
Accumulation unit value:
Beginning of period	$8.86	$12.57	$11.84	$10.87	$10.05	$9.34	$8.35	$9.07
End of period	$10.67	$8.86	$12.57	$11.84	$10.87	$10.05	$9.34	$8.35
Accumulation units outstanding
at the end of period	196,290	341,266	378,661	392,608	364,560	357,235	240,159	96,057

JNL/Capital Guardian
Global Diversified Research Division586
Accumulation unit value:
Beginning of period	$16.86	$29.81	$25.14	$22.57	$22.53	$20.20	N/A	N/A
End of period	$22.91	$16.86	$29.81	$25.14	$22.57	$22.53	N/A	N/A
Accumulation units outstanding
at the end of period	48,514	40,186	47,220	8,801	6,789	2,096	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1455
Accumulation unit value:
Beginning of period	$4.47	$9.86	$10.10	N/A	N/A	N/A	N/A	N/A
End of period	$6.70	$4.47	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	62,401	5,880	3,548	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division107
Accumulation unit value:
Beginning of period	$16.81	$28.93	$26.82	$26.08	$25.35	$23.09	$17.34	$21.72
End of period	$22.28	$16.81	$28.93	$26.82	$26.08	$25.35	$23.09	$17.34
Accumulation units outstanding
at the end of period	41,239	68,992	82,188	54,368	78,952	114,531	73,433	16,236

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.56	$13.67	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.66	$6.56	$13.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	390,592	265,761	439,668	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.54	$10.67	$9.85	N/A	N/A	N/A	N/A	N/A
End of period	$8.03	$6.54	$10.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,696	66,201	9,736	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division106

Accumulation unit value:
Beginning of period	$11.14	$18.59	$18.80	$17.02	$16.75	$16.03	$13.09	$16.27
End of period	$14.66	$11.14	$18.59	$18.80	$17.02	$16.75	$16.03	$13.09
Accumulation units outstanding
at the end of period	76,905	101,687	134,764	205,372	227,035	265,234	214,467	98,238

JNL/Eagle SmallCap Equity
Division107
Accumulation unit value:
Beginning of period	$15.17	$25.01	$22.70	$19.23	$19.08	$16.33	$11.87	$16.58
End of period	$20.21	$15.17	$25.01	$22.70	$19.23	$19.08	$16.33	$11.87
Accumulation units outstanding
at the end of period	70,293	122,177	158,220	132,333	129,325	165,210	96,168	72,682

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.23	$9.93	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.97	$6.23	$9.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	149,040	383,616	500,758	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.78	$9.90	$9.63	N/A	N/A	N/A	N/A	N/A
End of period	$7.43	$5.78	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	217,908	28,435	33,167	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1077
Accumulation unit value:
Beginning of period	$7.51	$10.87	$10.85	$9.87	N/A	N/A	N/A	N/A
End of period	$9.81	$7.51	$10.87	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	320,841	325,171	286,674	59,989	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.02	$9.86	$9.95	N/A	N/A	N/A	N/A	N/A
End of period	$7.50	$6.02	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	51,252	64,171	69,586	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division830
Accumulation unit value:
Beginning of period	$7.65	$11.64	$12.62	$10.91	$9.95	N/A	N/A	N/A
End of period	$10.05	$7.65	$11.64	$12.62	$10.91	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36,168	56,926	68,638	84,694	33,737	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division106
Accumulation unit value:
Beginning of period	$18.41	$19.74	$18.77	$18.24	$18.08	$17.20	$15.41	$14.88
End of period	$20.65	$18.41	$19.74	$18.77	$18.24	$18.08	$17.20	$15.41
Accumulation units outstanding
at the end of period	183,867	261,359	446,046	378,196	340,828	330,189	305,592	68,312

JNL/Goldman Sachs Emerging
Markets Debt Division1901
Accumulation unit value:
Beginning of period	$9.64	$9.80	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.65	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	128,294	5,909	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division825
Accumulation unit value:
Beginning of period	$8.13	$12.95	$12.81	$11.26	$10.21	N/A	N/A	N/A
End of period	$10.61	$8.13	$12.95	$12.81	$11.26	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	68,450	67,720	79,156	100,454	66,979	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2134
Accumulation unit value:
Beginning of period	$10.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	92,356	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division207
Accumulation unit value:
Beginning of period	$9.31	$17.06	$15.50	$11.94	$10.25	$8.51	$6.21	$5.88
End of period	$11.91	$9.31	$17.06	$15.50	$11.94	$10.25	$8.51	$6.21
Accumulation units outstanding
at the end of period	278,234	306,226	602,110	695,228	508,374	423,661	170,252	11,507

JNL/JPMorgan MidCap
Growth Division118
Accumulation unit value:
Beginning of period	$13.59	$24.88	$23.44	$21.28	$20.39	$17.58	$13.18	$16.88
End of period	$19.09	$13.59	$24.88	$23.44	$21.28	$20.39	$17.58	$13.18
Accumulation units outstanding
at the end of period	39,585	56,600	69,522	39,130	44,555	50,921	60,414	20,669

JNL/JPMorgan U.S. Government
& Quality Bond Division106
Accumulation unit value:
Beginning of period	$16.92	$16.15	$15.45	$15.22	$15.12	$14.82	$14.90	$13.83
End of period	$17.25	$16.92	$16.15	$15.45	$15.22	$15.12	$14.82	$14.90
Accumulation units outstanding
at the end of period	254,445	1,146,931	401,593	357,249	393,552	429,398	403,991	475,440

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1063
Accumulation unit value:
Beginning of period	$6.91	$14.08	$10.87	$9.98	N/A	N/A	N/A	N/A
End of period	$11.67	$6.91	$14.08	$10.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	394,463	227,490	297,231	42,969	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division108
Accumulation unit value:
Beginning of period	$11.68	$19.47	$20.34	$18.06	$16.88	$13.77	$10.87	$13.19
End of period	$16.04	$11.68	$19.47	$20.34	$18.06	$16.88	$13.77	$10.87
Accumulation units outstanding
at the end of period	147,137	261,592	359,260	425,726	482,589	519,863	310,074	142,885

JNL/Lazard Small Cap
Equity Division107
Accumulation unit value:
Beginning of period	$9.36	$15.50	$16.92	$14.74	$14.33	$12.63	$9.26	$12.25
End of period	$8.83	$9.36	$15.50	$16.92	$14.74	$14.33	$12.63	$9.26
Accumulation units outstanding
at the end of period	-	192,410	275,187	391,313	475,422	610,104	486,671	225,127

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$8.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,207	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$8.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,590	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1309
Accumulation unit value:
Beginning of period	$6.15	$9.81	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$7.53	$6.15	$9.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	64,370	77,059	10,084	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division109

Accumulation unit value:
Beginning of period	$7.56	$11.87	$12.43	$11.27	$11.81	$9.85	$7.55	$9.57
End of period	$11.37	$7.56	$11.87	$12.43	$11.27	$11.81	$9.85	$7.55
Accumulation units outstanding
at the end of period	454,530	876,806	1,276,995	1,607,603	1,939,048	2,192,073	1,670,335	665,655

JNL/MCM Bond Index Division107

Accumulation unit value:
Beginning of period	$11.98	$11.75	$11.23	$11.03	$11.01	$10.81	$10.68	$9.97
End of period	$12.45	$11.98	$11.75	$11.23	$11.03	$11.01	$10.81	$10.68
Accumulation units outstanding
at the end of period	322,686	417,600	588,497	527,783	591,935	663,190	375,960	210,570

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division496
Accumulation unit value:
Beginning of period	$3.63	$6.11	$5.96	$4.46	$4.49	$4.12	N/A	N/A
End of period	$4.48	$3.63	$6.11	$5.96	$4.46	$4.49	N/A	N/A
Accumulation units outstanding
at the end of period	47,529	95,280	244,862	130,652	55,415	218,541	N/A	N/A

JNL/MCM Consumer Brands
Sector Division487
Accumulation unit value:
Beginning of period	$7.02	$10.40	$11.48	$10.30	$10.73	$9.83	N/A	N/A
End of period	$9.19	$7.02	$10.40	$11.48	$10.30	$10.73	N/A	N/A
Accumulation units outstanding
at the end of period	24,911	45,527	37,239	21,163	28,428	23,442	N/A	N/A

JNL/MCM Dow 10 Division107

Accumulation unit value:
Beginning of period	$5.89	$11.10	$11.18	$8.78	$9.47	$9.36	$7.57	$9.09
End of period	$6.71	$5.89	$11.10	$11.18	$8.78	$9.47	$9.36	$7.57
Accumulation units outstanding
at the end of period	606,904	1,119,650	1,735,035	2,234,665	2,237,748	2,517,375	1,869,664	661,018

JNL/MCM Dow Dividend Division1003

Accumulation unit value:
Beginning of period	$5.19	$10.44	$11.80	$10.04	N/A	N/A	N/A	N/A
End of period	$6.14	$5.19	$10.44	$11.80	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	135,477	277,506	334,423	522,586	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division109
Accumulation unit value:
Beginning of period	$6.00	$9.82	$9.63	$8.38	$8.18	$7.48	$5.89	$7.15
End of period	$5.59	$6.00	$9.82	$9.63	$8.38	$8.18	$7.48	$5.89
Accumulation units outstanding
at the end of period	-	270,773	305,511	353,635	384,109	1,125,896	972,745	570,485

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$7.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,251	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division479
Accumulation unit value:
Beginning of period	$5.73	$11.82	$14.55	$12.47	$11.95	$10.71	$10.50	N/A
End of period	$6.69	$5.73	$11.82	$14.55	$12.47	$11.95	$10.71	N/A
Accumulation units outstanding
at the end of period	245,196	142,258	94,161	132,500	127,926	45,061	827	N/A

JNL/MCM Global 15 Division109

Accumulation unit value:
Beginning of period	$9.58	$18.93	$17.33	$12.58	$11.62	$9.22	$7.05	$8.83
End of period	$12.34	$9.58	$18.93	$17.33	$12.58	$11.62	$9.22	$7.05
Accumulation units outstanding
at the end of period	519,141	963,413	1,518,120	1,840,403	1,994,538	2,219,288	1,440,513	510,581

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2146

Accumulation unit value:
Beginning of period	$9.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,583	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division481
Accumulation unit value:
Beginning of period	$9.37	$12.42	$11.74	$11.24	$10.62	$10.45	$10.27	N/A
End of period	$11.15	$9.37	$12.42	$11.74	$11.24	$10.62	$10.45	N/A
Accumulation units outstanding
at the end of period	76,865	159,925	140,141	148,527	260,127	64,134	1,701	N/A

JNL/MCM Index 5 Division1309

Accumulation unit value:
Beginning of period	$6.82	$9.89	$10.17	N/A	N/A	N/A	N/A	N/A
End of period	$8.39	$6.82	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,390	20,806	12,594	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division107
Accumulation unit value:
Beginning of period	$11.28	$20.11	$18.53	$15.01	$13.48	$11.47	$8.50	$10.42
End of period	$14.34	$11.28	$20.11	$18.53	$15.01	$13.48	$11.47	$8.50
Accumulation units outstanding
at the end of period	259,018	476,378	730,343	807,368	760,814	747,452	428,583	167,453

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division678

Accumulation unit value:
Beginning of period	$7.80	$13.81	$13.85	$11.86	$10.90	$9.92	N/A	N/A
End of period	$9.52	$7.80	$13.81	$13.85	$11.86	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	856,659	1,727,941	2,531,790	2,504,806	2,192,356	323,902	N/A	N/A

JNL/MCM JNL Optimized
5 Division1060
Accumulation unit value:
Beginning of period	$6.34	$11.96	$10.71	$10.00	N/A	N/A	N/A	N/A
End of period	$8.58	$6.34	$11.96	$10.71	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	96,590	205,170	149,614	30,687	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division676

Accumulation unit value:
Beginning of period	$7.30	$12.70	$10.85	$10.53	$10.83	$10.00	N/A	N/A
End of period	$9.62	$7.30	$12.70	$10.85	$10.53	$10.83	N/A	N/A
Accumulation units outstanding
at the end of period	27,570	51,109	111,186	36,362	113,401	60,916	N/A	N/A

JNL/MCM NYSE International
25 Division1314
Accumulation unit value:
Beginning of period	$6.14	$11.55	$10.14	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$6.14	$11.55	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	41,700	83,024	109,016	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division491
Accumulation unit value:
Beginning of period	$22.25	$36.42	$27.39	$23.06	$17.15	$13.17	N/A	N/A
End of period	$26.26	$22.25	$36.42	$27.39	$23.06	$17.15	N/A	N/A
Accumulation units outstanding
at the end of period	114,198	165,067	276,552	280,724	284,665	247,879	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$10.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,613	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division109

Accumulation unit value:
Beginning of period	$6.97	$14.08	$13.64	$13.25	$9.82	$8.49	$7.26	$9.65
End of period	$8.21	$6.97	$14.08	$13.64	$13.25	$9.82	$8.49	$7.26
Accumulation units outstanding
at the end of period	535,041	953,713	1,364,571	1,770,036	2,201,886	2,212,276	1,645,470	528,998

JNL/MCM S&P 24 Division1072

Accumulation unit value:
Beginning of period	$7.12	$10.77	$10.18	$9.78	N/A	N/A	N/A	N/A
End of period	$8.32	$7.12	$10.77	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,655	14,108	16,810	17,441	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division107
Accumulation unit value:
Beginning of period	$9.81	$15.98	$15.13	$14.03	$12.75	$11.20	$8.47	$10.70
End of period	$13.31	$9.81	$15.98	$15.13	$14.03	$12.75	$11.20	$8.47
Accumulation units outstanding
at the end of period	286,866	496,702	679,794	741,678	784,435	897,902	619,976	216,340

JNL/MCM S&P 500 Index Division107

Accumulation unit value:
Beginning of period	$7.64	$12.47	$12.09	$10.69	$10.42	$9.63	$7.66	$9.48
End of period	$9.46	$7.64	$12.47	$12.09	$10.69	$10.42	$9.63	$7.66
Accumulation units outstanding
at the end of period	684,868	1,039,798	1,215,318	1,534,293	1,689,436	1,952,718	1,371,856	405,146

JNL/MCM S&P SMid 60 Division1314

Accumulation unit value:
Beginning of period	$6.06	$8.83	$10.19	N/A	N/A	N/A	N/A	N/A
End of period	$9.62	$6.06	$8.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	65,685	70,649	40,290	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division109
Accumulation unit value:
Beginning of period	$10.86	$18.43	$20.93	$19.45	$18.16	$16.41	$11.28	$14.99
End of period	$11.20	$10.86	$18.43	$20.93	$19.45	$18.16	$16.41	$11.28
Accumulation units outstanding
at the end of period	280,516	514,647	724,690	922,374	1,085,380	1,181,680	954,110	329,371

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division107
Accumulation unit value:
Beginning of period	$9.52	$14.87	$15.46	$13.38	$13.06	$11.32	$7.89	$10.63
End of period	$11.91	$9.52	$14.87	$15.46	$13.38	$13.06	$11.32	$7.89
Accumulation units outstanding
at the end of period	350,938	405,294	504,287	615,068	637,722	777,472	580,646	199,123

JNL/MCM Technology Sector
Division481
Accumulation unit value:
Beginning of period	$3.83	$6.88	$6.11	$5.68	$5.64	$5.68	$5.60	N/A
End of period	$6.16	$3.83	$6.88	$6.11	$5.68	$5.64	$5.68	N/A
Accumulation units outstanding
at the end of period	298,839	159,721	384,776	348,824	260,379	162,444	369	N/A

JNL/MCM Value Line 30 Division676

Accumulation unit value:
Beginning of period	$9.17	$17.75	$15.11	$15.59	$11.42	$10.00	N/A	N/A
End of period	$10.34	$9.17	$17.75	$15.11	$15.59	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	173,143	415,535	631,779	854,055	826,492	205,217	N/A	N/A

JNL/MCM VIP Division677

Accumulation unit value:
Beginning of period	$8.07	$14.34	$13.18	$11.95	$11.07	$10.05	N/A	N/A
End of period	$9.83	$8.07	$14.34	$13.18	$11.95	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	100,313	210,836	237,552	464,956	405,530	71,606	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division106
Accumulation unit value:
Beginning of period	$8.76	$15.06	$14.41	$12.53	$11.21	$9.67	$7.00	$9.04
End of period	$12.00	$8.76	$15.06	$14.41	$12.53	$11.21	$9.67	$7.00
Accumulation units outstanding
at the end of period	143,779	242,545	351,402	495,842	508,440	489,848	344,494	156,251

JNL/PAM Asia ex-Japan
Division1774
Accumulation unit value:
Beginning of period	$4.80	$8.91	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.01	$4.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	65,864	12,635	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1772

Accumulation unit value:
Beginning of period	$4.15	$7.89	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.44	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	404,186	93,966	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.32	$10.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.90	$10.32	$10.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	618,142	1,030,490	273,694	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division106
Accumulation unit value:
Beginning of period	$14.69	$14.89	$13.99	$13.75	$13.67	$13.32	$12.93	$12.32
End of period	$16.68	$14.69	$14.89	$13.99	$13.75	$13.67	$13.32	$12.93
Accumulation units outstanding
at the end of period	915,955	1,328,273	1,258,926	1,324,656	1,219,820	1,219,668	1,100,315	749,211

JNL/PPM America Core
Equity Division109
Accumulation unit value:
Beginning of period	$12.49	$21.36	$23.43	$20.95	$19.60	$17.64	$14.10	$16.79
End of period	$15.53	$12.49	$21.36	$23.43	$20.95	$19.60	$17.64	$14.10
Accumulation units outstanding
at the end of period	-	18,167	21,559	37,311	53,470	34,264	30,842	15,678

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.21	$13.52	$13.91	$12.80	$12.81	$12.46	N/A	N/A
End of period	$13.24	$9.21	$13.52	$13.91	$12.80	$12.81	N/A	N/A
Accumulation units outstanding
at the end of period	427,683	482,104	680,268	721,104	704,720	878,686	N/A	N/A

JNL/PPM America Mid
Cap Value Division1803
Accumulation unit value:
Beginning of period	$5.63	$10.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	$5.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,879	2,158	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1806
Accumulation unit value:
Beginning of period	$6.23	$10.54	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	621	5,119	N/A	N/A	N/A	N/A	N/A	N/A
JNL/PPM America Value
Equity Division109
Accumulation unit value:
Beginning of period	$10.62	$20.46	$22.05	$19.85	$19.24	$17.84	$14.57	$17.45
End of period	$15.09	$10.62	$20.46	$22.05	$19.85	$19.24	$17.84	$14.57
Accumulation units outstanding
at the end of period	54,863	78,863	138,078	158,045	169,971	185,087	135,879	69,950

JNL/Red Rocks Listed
Private Equity Division1901
Accumulation unit value:
Beginning of period	$5.92	$8.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	30,200	6,188	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1458

Accumulation unit value:
Beginning of period	$6.67	$9.92	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$9.30	$6.67	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	128,393	246,972	12,555	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1458
Accumulation unit value:
Beginning of period	$6.88	$9.91	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$9.75	$6.88	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	60,808	17,149	2,597	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.26	$10.38	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.72	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,002	7,021	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.60	$10.53	$10.36	N/A	N/A	N/A	N/A	N/A
End of period	$8.86	$7.60	$10.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	89,379	57,814	16,186	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.73	$10.50	$10.12	N/A	N/A	N/A	N/A	N/A
End of period	$8.12	$6.73	$10.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	70,662	90,447	5,848	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.11	$9.43	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.63	$7.11	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,374	15,234	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.25	$9.81	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.65	$6.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	42,831	43,937	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division106
Accumulation unit value:
Beginning of period	$9.66	$16.14	$15.04	$13.24	$12.42	$11.22	$9.00	$10.96
End of period	$12.44	$9.66	$16.14	$15.04	$13.24	$12.42	$11.22	$9.00
Accumulation units outstanding
at the end of period	649,023	1,270,355	1,616,000	1,837,244	2,147,096	2,359,177	686,881	388,307

JNL/S&P Managed Conservative
Division683
Accumulation unit value:
Beginning of period	$9.87	$11.64	$11.14	$10.51	$10.31	$9.96	N/A	N/A
End of period	$11.02	$9.87	$11.64	$11.14	$10.51	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	234,844	512,970	271,498	180,238	107,517	18,437	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division107
Accumulation unit value:
Beginning of period	$10.18	$16.01	$14.99	$13.35	$12.64	$11.55	$9.65	$11.08
End of period	$12.81	$10.18	$16.01	$14.99	$13.35	$12.64	$11.55	$9.65
Accumulation units outstanding
at the end of period	1,303,526	2,096,630	2,599,570	2,871,885	3,534,392	4,030,819	2,692,625	1,102,927

JNL/S&P Managed Moderate
Division690
Accumulation unit value:
Beginning of period	$9.64	$12.45	$11.76	$10.83	$10.50	$9.87	N/A	N/A
End of period	$11.24	$9.64	$12.45	$11.76	$10.83	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	245,316	363,613	394,135	335,350	160,409	28,880	N/A	N/A

JNL/S&P Managed Moderate
Growth Division109
Accumulation unit value:
Beginning of period	$10.84	$15.21	$14.24	$12.91	$12.35	$11.46	$9.90	$10.71
End of period	$13.16	$10.84	$15.21	$14.24	$12.91	$12.35	$11.46	$9.90
Accumulation units outstanding
at the end of period	925,960	1,765,528	2,318,650	2,631,083	2,884,112	2,873,656	2,017,755	948,266

JNL/S&P Retirement 2015
Division1005
Accumulation unit value:
Beginning of period	$7.98	$11.62	$10.82	$9.99	N/A	N/A	N/A	N/A
End of period	$9.39	$7.98	$11.62	$10.82	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	53,071	5,830	4,025	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1180
Accumulation unit value:
Beginning of period	$7.73	$11.78	$10.95	$10.54	N/A	N/A	N/A	N/A
End of period	$9.20	$7.73	$11.78	$10.95	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	32,271	16,037	10,899	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	$7.54	$11.93	$11.35	N/A	N/A	N/A	N/A	N/A
End of period	$9.08	$7.54	$11.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,843	730	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1009
Accumulation unit value:
Beginning of period	$8.94	$11.10	$10.57	$9.95	N/A	N/A	N/A	N/A
End of period	$10.03	$8.94	$11.10	$10.57	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	78,305	2,687	4,979	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.36	$9.10	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.94	$6.36	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,163	31,060	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division107

Accumulation unit value:
Beginning of period	$21.29	$27.32	$25.85	$23.14	$22.35	$20.51	$17.16	$18.49
End of period	$25.05	$21.29	$27.32	$25.85	$23.14	$22.35	$20.51	$17.16
Accumulation units outstanding
at the end of period	255,710	577,085	550,352	520,542	565,119	560,842	364,499	256,702

JNL/Select Money Market
Division106
Accumulation unit value:
Beginning of period	$12.74	$12.69	$12.32	$11.99	$11.88	$11.99	$12.14	$12.19
End of period	$12.55	$12.74	$12.69	$12.32	$11.99	$11.88	$11.99	$12.14
Accumulation units outstanding
at the end of period	869,233	1,872,200	1,423,384	721,794	420,133	378,910	506,139	207,572

JNL/Select Value Division233

Accumulation unit value:
Beginning of period	$14.34	$21.88	$20.64	$17.36	$16.33	$14.47	$10.92	$11.08
End of period	$17.47	$14.34	$21.88	$20.64	$17.36	$16.33	$14.47	$10.92
Accumulation units outstanding
at the end of period	144,442	228,233	271,426	341,065	242,097	217,675	95,850	1,213

JNL/T.Rowe Price Established
Growth Division106
Accumulation unit value:
Beginning of period	$17.74	$31.58	$29.18	$26.10	$25.03	$23.17	$18.06	$22.30
End of period	$25.03	$17.74	$31.58	$29.18	$26.10	$25.03	$23.17	$18.06
Accumulation units outstanding
at the end of period	257,313	389,528	536,793	503,770	534,017	550,947	355,609	126,302

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division106
Accumulation unit value:
Beginning of period	$25.72	$44.09	$38.26	$36.44	$32.49	$28.00	$20.55	$26.19
End of period	$37.13	$25.72	$44.09	$38.26	$36.44	$32.49	$28.00	$20.55
Accumulation units outstanding
at the end of period	122,887	186,955	255,674	269,507	308,400	350,424	237,954	73,503

JNL/T.Rowe Price Short-Term
Bond Division1076
Accumulation unit value:
Beginning of period	$9.71	$10.50	$10.19	$10.00	N/A	N/A	N/A	N/A
End of period	$10.27	$9.71	$10.50	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	111,679	98,366	268,806	94,331	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division107
Accumulation unit value:
Beginning of period	$9.31	$15.90	$16.04	$13.60	$13.03	$11.50	$9.01	$11.22
End of period	$12.54	$9.31	$15.90	$16.04	$13.60	$13.03	$11.50	$9.01
Accumulation units outstanding
at the end of period	337,514	633,401	745,418	886,200	883,089	963,135	637,132	236,815

Accumulation Unit Values
Contract with Endorsements - 1.72%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2170
Accumulation unit value:
Beginning of period	$13.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,278	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division1011
Accumulation unit value:
Beginning of period	$8.19	$12.95	$15.51	$12.14	N/A	N/A	N/A	N/A
End of period	$10.66	$8.19	$12.95	$15.51	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,254	2,835	1,980	10,364	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division49
Accumulation unit value:
Beginning of period	$10.74	$18.49	$17.14	$14.22	$13.07	$11.43	$9.05	$11.74
End of period	$14.46	$10.74	$18.49	$17.14	$14.22	$13.07	$11.43	$9.05
Accumulation units outstanding
at the end of period	470	2,364	8,007	6,281	4,735	4,050	4,760	3,916

JNL/AIM Large Cap Growth
Division62
Accumulation unit value:
Beginning of period	$8.63	$14.08	$12.37	$11.67	$11.07	$10.24	$8.01	$10.72
End of period	$10.54	$8.63	$14.08	$12.37	$11.67	$11.07	$10.24	$8.01
Accumulation units outstanding
at the end of period	4,718	3,785	4,149	6,704	5,598	5,957	5,258	4,285

JNL/AIM Small Cap Growth
Division62
Accumulation unit value:
Beginning of period	$9.19	$15.50	$14.16	$12.59	$11.81	$11.24	$8.26	$11.21
End of period	$12.17	$9.19	$15.50	$14.16	$12.59	$11.81	$11.24	$8.26
Accumulation units outstanding
at the end of period	-	3,459	1,987	1,987	2,065	3,558	3,555	1,193

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division52
Accumulation unit value:
Beginning of period	$8.85	$12.56	$11.84	$10.87	$10.04	$9.34	$8.35	$9.08
End of period	$10.66	$8.85	$12.56	$11.84	$10.87	$10.04	$9.34	$8.35
Accumulation units outstanding
at the end of period	4,284	11,045	13,819	17,151	14,373	24,440	25,024	15,690

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	$16.83	$29.77	$26.34	N/A	N/A	N/A	N/A	N/A
End of period	$22.87	$16.83	$29.77	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,110	498	905	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$5.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,552	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division58
Accumulation unit value:
Beginning of period	$16.79	$28.89	$26.79	$26.05	$25.32	$23.07	$17.33	$19.40
End of period	$22.25	$16.79	$28.89	$26.79	$26.05	$25.32	$23.07	$17.33
Accumulation units outstanding
at the end of period	343	3,809	3,456	3,472	4,168	3,497	3,510	3,494

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.56	$13.67	$12.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.66	$6.56	$13.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,088	5,150	4,658	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division52

Accumulation unit value:
Beginning of period	$11.13	$18.57	$18.78	$17.01	$16.74	$16.01	$13.08	$16.34
End of period	$14.64	$11.13	$18.57	$18.78	$17.01	$16.74	$16.01	$13.08
Accumulation units outstanding
at the end of period	1,977	2,151	2,144	2,145	2,154	8,890	9,061	7,071

JNL/Eagle SmallCap Equity
Division58
Accumulation unit value:
Beginning of period	$15.15	$24.98	$22.67	$19.21	$19.06	$16.32	$11.86	$15.21
End of period	$20.18	$15.15	$24.98	$22.67	$19.21	$19.06	$16.32	$11.86
Accumulation units outstanding
at the end of period	-	2,085	237	239	954	2,693	5,211	2,704

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1114
Accumulation unit value:
Beginning of period	$7.50	$10.86	$10.85	$9.95	N/A	N/A	N/A	N/A
End of period	$9.80	$7.50	$10.86	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	269	284	2,010	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division847
Accumulation unit value:
Beginning of period	$7.65	$11.64	$12.62	$10.90	$10.43	N/A	N/A	N/A
End of period	$10.05	$7.65	$11.64	$12.62	$10.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,323	2,143	2,288	3,637	-	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division52
Accumulation unit value:
Beginning of period	$18.39	$19.73	$18.76	$18.23	$18.07	$17.20	$15.41	$14.27
End of period	$20.64	$18.39	$19.73	$18.76	$18.23	$18.07	$17.20	$15.41
Accumulation units outstanding
at the end of period	1,930	2,199	2,184	3,009	3,211	2,705	7,268	6,363

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$10.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,406	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division1061
Accumulation unit value:
Beginning of period	$8.13	$12.94	$12.81	$11.98	N/A	N/A	N/A	N/A
End of period	$10.60	$8.13	$12.94	$12.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	364	351	376	351	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2170
Accumulation unit value:
Beginning of period	$10.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,197	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division276
Accumulation unit value:
Beginning of period	$9.30	$17.04	$15.48	$11.93	$10.24	$8.50	$5.70	N/A
End of period	$11.89	$9.30	$17.04	$15.48	$11.93	$10.24	$8.50	N/A
Accumulation units outstanding
at the end of period	1,266	6,907	10,534	6,922	2,364	1,266	1,266	N/A

JNL/JPMorgan MidCap
Growth Division48
Accumulation unit value:
Beginning of period	$13.57	$24.85	$23.42	$21.26	$20.37	$17.56	$13.17	$16.64
End of period	$19.07	$13.57	$24.85	$23.42	$21.26	$20.37	$17.56	$13.17
Accumulation units outstanding
at the end of period	1,583	1,772	2,360	2,096	2,533	1,450	1,451	-

JNL/JPMorgan U.S. Government
& Quality Bond Division52
Accumulation unit value:
Beginning of period	$16.89	$16.13	$15.43	$15.20	$15.11	$14.80	$14.88	$13.77
End of period	$17.22	$16.89	$16.13	$15.43	$15.20	$15.11	$14.80	$14.88
Accumulation units outstanding
at the end of period	100	2,526	11,768	5,051	14,153	16,319	23,894	21,709

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.91	$14.08	$13.48	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	$6.91	$14.08	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,910	4,075	7,911	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division49
Accumulation unit value:
Beginning of period	$11.67	$19.45	$20.32	$18.04	$16.87	$13.76	$10.86	$13.20
End of period	$16.02	$11.67	$19.45	$20.32	$18.04	$16.87	$13.76	$10.86
Accumulation units outstanding
at the end of period	1,268	9,919	10,238	10,287	10,028	15,742	17,875	17,726

JNL/Lazard Small Cap
Equity Division49
Accumulation unit value:
Beginning of period	$9.35	$15.49	$16.91	$14.73	$14.32	$12.62	$9.25	$12.19
End of period	$8.82	$9.35	$15.49	$16.91	$14.73	$14.32	$12.62	$9.25
Accumulation units outstanding
at the end of period	-	1,663	2,429	3,692	3,704	11,301	10,614	14,209

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$11.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,167	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division109

Accumulation unit value:
Beginning of period	$7.55	$11.86	$12.42	$11.26	$11.80	$9.85	$7.54	$9.57
End of period	$11.36	$7.55	$11.86	$12.42	$11.26	$11.80	$9.85	$7.54
Accumulation units outstanding
at the end of period	-	9,772	11,066	14,352	23,603	25,283	31,278	18,439

JNL/MCM Bond Index Division57

Accumulation unit value:
Beginning of period	$11.97	$11.75	$11.23	$11.02	$11.01	$10.81	$10.68	$9.98
End of period	$12.44	$11.97	$11.75	$11.23	$11.02	$11.01	$10.81	$10.68
Accumulation units outstanding
at the end of period	935	2,818	4,635	9,530	7,868	8,420	7,134	6,123

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division1178
Accumulation unit value:
Beginning of period	$3.62	$6.11	$5.96	$5.61	N/A	N/A	N/A	N/A
End of period	$4.47	$3.62	$6.11	$5.96	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	7,573	5,064	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division524
Accumulation unit value:
Beginning of period	$7.02	$10.39	$11.48	$10.29	$10.73	$10.10	N/A	N/A
End of period	$9.18	$7.02	$10.39	$11.48	$10.29	$10.73	N/A	N/A
Accumulation units outstanding
at the end of period	702	5,382	708	711	714	716	N/A	N/A

JNL/MCM Dow 10 Division57

Accumulation unit value:
Beginning of period	$5.89	$11.10	$11.17	$8.77	$9.46	$9.36	$7.57	$9.05
End of period	$6.70	$5.89	$11.10	$11.17	$8.77	$9.46	$9.36	$7.57
Accumulation units outstanding
at the end of period	2,555	15,438	16,195	24,276	29,923	31,156	36,496	31,707

JNL/MCM Dow Dividend Division1093

Accumulation unit value:
Beginning of period	$5.19	$10.43	$11.80	$10.27	N/A	N/A	N/A	N/A
End of period	$6.14	$5.19	$10.43	$11.80	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,782	3,215	3,181	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division45
Accumulation unit value:
Beginning of period	$6.00	$9.81	$9.62	$8.38	$8.18	$7.47	$5.89	$7.61
End of period	$5.59	$6.00	$9.81	$9.62	$8.38	$8.18	$7.47	$5.89
Accumulation units outstanding
at the end of period	-	689	7,968	9,886	2,917	24,272	25,347	25,566

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	$5.73	$6.66	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.68	$5.73	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,829	6,140	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division109

Accumulation unit value:
Beginning of period	$9.57	$18.92	$17.32	$12.58	$11.61	$9.22	$7.04	$8.55
End of period	$12.33	$9.57	$18.92	$17.32	$12.58	$11.61	$9.22	$7.04
Accumulation units outstanding
at the end of period	121	9,830	15,828	24,822	24,812	26,003	26,260	12,109

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division524
Accumulation unit value:
Beginning of period	$9.36	$12.40	$11.73	$11.23	$10.62	$10.85	N/A	N/A
End of period	$11.13	$9.36	$12.40	$11.73	$11.23	$10.62	N/A	N/A
Accumulation units outstanding
at the end of period	2,035	11,858	2,054	2,061	3,604	2,077	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division57
Accumulation unit value:
Beginning of period	$11.27	$20.10	$18.52	$15.00	$13.47	$11.47	$8.50	$9.62
End of period	$14.33	$11.27	$20.10	$18.52	$15.00	$13.47	$11.47	$8.50
Accumulation units outstanding
at the end of period	3,363	10,800	15,468	8,604	5,387	15,029	17,770	17,104

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division966

Accumulation unit value:
Beginning of period	$7.80	$13.81	$13.85	$11.86	$11.95	N/A	N/A	N/A
End of period	$9.52	$7.80	$13.81	$13.85	$11.86	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,328	15,685	19,850	18,277	4,189	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division775

Accumulation unit value:
Beginning of period	$7.30	$12.69	$10.84	$10.53	$9.92	N/A	N/A	N/A
End of period	$9.62	$7.30	$12.69	$10.84	$10.53	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	2,520	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	$8.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,845	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division524
Accumulation unit value:
Beginning of period	$22.23	$36.39	$27.37	$23.05	$17.14	$13.88	N/A	N/A
End of period	$26.24	$22.23	$36.39	$27.37	$23.05	$17.14	N/A	N/A
Accumulation units outstanding
at the end of period	4,004	5,249	6,281	5,369	5,336	2,447	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division109

Accumulation unit value:
Beginning of period	$6.97	$14.07	$13.63	$13.25	$9.82	$8.49	$7.26	$9.61
End of period	$8.20	$6.97	$14.07	$13.63	$13.25	$9.82	$8.49	$7.26
Accumulation units outstanding
at the end of period	342	9,885	10,915	12,977	22,571	25,396	27,806	12,364

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division53
Accumulation unit value:
Beginning of period	$9.80	$15.97	$15.12	$14.03	$12.74	$11.20	$8.47	$10.61
End of period	$13.30	$9.80	$15.97	$15.12	$14.03	$12.74	$11.20	$8.47
Accumulation units outstanding
at the end of period	8,272	15,821	16,283	19,925	14,763	18,857	20,063	15,280

JNL/MCM S&P 500 Index Division48

Accumulation unit value:
Beginning of period	$7.64	$12.46	$12.09	$10.68	$10.41	$9.63	$7.66	$10.05
End of period	$9.46	$7.64	$12.46	$12.09	$10.68	$10.41	$9.63	$7.66
Accumulation units outstanding
at the end of period	1,544	18,314	17,839	19,930	20,787	22,196	22,230	17,179

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	$7.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.62	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,102	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division109
Accumulation unit value:
Beginning of period	$10.85	$18.41	$20.92	$19.44	$18.15	$11.31	$11.27	$14.98
End of period	$11.18	$10.85	$18.41	$20.92	$19.44	$18.15	$11.31	$11.27
Accumulation units outstanding
at the end of period	-	6,673	7,795	9,419	14,506	16,420	18,918	10,269

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division53
Accumulation unit value:
Beginning of period	$9.51	$14.87	$15.45	$13.38	$13.06	$11.31	$7.89	$10.48
End of period	$11.91	$9.51	$14.87	$15.45	$13.38	$13.06	$11.31	$7.89
Accumulation units outstanding
at the end of period	3,488	6,903	8,116	8,416	4,153	5,881	5,460	2,759

JNL/MCM Technology Sector
Division619
Accumulation unit value:
Beginning of period	$3.82	$6.87	$6.11	$5.68	$5.64	$5.07	N/A	N/A
End of period	$6.16	$3.82	$6.87	$6.11	$5.68	$5.64	N/A	N/A
Accumulation units outstanding
at the end of period	9,549	4,000	2,866	2,876	2,888	2,899	N/A	N/A

JNL/MCM Value Line 30 Division789

Accumulation unit value:
Beginning of period	$9.17	$17.74	$15.11	$15.58	$12.37	N/A	N/A	N/A
End of period	$10.33	$9.17	$17.74	$15.11	$15.58	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	7,790	11,508	6,662	3,116	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division50
Accumulation unit value:
Beginning of period	$8.22	$14.13	$13.52	$11.76	$10.52	$9.08	$6.57	$7.21
End of period	$11.26	$8.22	$14.13	$13.52	$11.76	$10.52	$9.08	$6.57
Accumulation units outstanding
at the end of period	6,309	7,091	10,107	8,069	9,205	6,995	2,744	182

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1805

Accumulation unit value:
Beginning of period	$4.15	$8.10	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.44	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,085	1,144	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.32	$11.39	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.90	$10.32	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,744	19,577	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division45
Accumulation unit value:
Beginning of period	$14.68	$14.87	$13.98	$13.74	$13.67	$13.31	$12.92	$12.32
End of period	$16.66	$14.68	$14.87	$13.98	$13.74	$13.67	$13.31	$12.92
Accumulation units outstanding
at the end of period	37,340	45,838	44,309	56,755	62,565	71,688	75,168	31,172

JNL/PPM America Core
Equity Division48
Accumulation unit value:
Beginning of period	$12.48	$21.33	$23.40	$20.93	$19.58	$17.62	$14.09	$17.44
End of period	$15.51	$12.48	$21.33	$23.40	$20.93	$19.58	$17.62	$14.09
Accumulation units outstanding
at the end of period	-	-	-	-	-	790	793	-

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.20	$13.51	$13.90	$12.79	$12.80	$12.45	N/A	N/A
End of period	$13.22	$9.20	$13.51	$13.90	$12.79	$12.80	N/A	N/A
Accumulation units outstanding
at the end of period	2,191	4,722	2,732	8,343	9,448	10,961	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1805
Accumulation unit value:
Beginning of period	$6.23	$10.60	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	363	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division48
Accumulation unit value:
Beginning of period	$10.60	$20.43	$22.03	$19.83	$19.22	$17.82	$14.56	$18.60
End of period	$15.07	$10.60	$20.43	$22.03	$19.83	$19.22	$17.82	$14.56
Accumulation units outstanding
at the end of period	1,850	4,272	4,334	6,357	6,378	6,320	6,416	4,480

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	$6.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	947	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.67	$9.70	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.29	$6.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,693	4,481	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$7.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,100	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.59	$10.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.86	$7.59	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,896	4,923	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$8.23	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,773	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division52
Accumulation unit value:
Beginning of period	$9.65	$16.13	$15.03	$13.23	$12.41	$11.21	$8.99	$9.95
End of period	$12.42	$9.65	$16.13	$15.03	$13.23	$12.41	$11.21	$8.99
Accumulation units outstanding
at the end of period	-	11,785	10,402	21,480	28,620	70,669	24,102	9,010

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division47

Accumulation unit value:
Beginning of period	$10.16	$16.00	$14.97	$13.34	$12.64	$11.54	$9.64	$11.31
End of period	$12.79	$10.16	$16.00	$14.97	$13.34	$12.64	$11.54	$9.64
Accumulation units outstanding
at the end of period	1,643	43,131	68,495	75,440	80,184	106,235	78,898	84,863

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	$9.64	$12.45	$12.11	N/A	N/A	N/A	N/A	N/A
End of period	$11.24	$9.64	$12.45	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,991	15,991	6,335	N/A	N/A	N/A	N/A	N/A
JNL/S&P Managed Moderate
Growth Division44
Accumulation unit value:
Beginning of period	$10.83	$15.20	$14.23	$12.90	$12.34	$11.45	$9.90	$11.08
End of period	$13.14	$10.83	$15.20	$14.23	$12.90	$12.34	$11.45	$9.90
Accumulation units outstanding
at the end of period	24,730	71,156	108,292	108,849	122,927	134,435	136,003	76,395

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,522	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division52

Accumulation unit value:
Beginning of period	$21.26	$27.28	$25.82	$23.11	$22.33	$20.49	$17.15	$18.40
End of period	$25.01	$21.26	$27.28	$25.82	$23.11	$22.33	$20.49	$17.15
Accumulation units outstanding
at the end of period	470	3,238	3,413	9,589	12,661	13,421	13,223	6,028

JNL/Select Money Market
Division52
Accumulation unit value:
Beginning of period	$12.72	$12.66	$12.30	$11.97	$11.85	$11.97	$12.12	$12.18
End of period	$12.52	$12.72	$12.66	$12.30	$11.97	$11.85	$11.97	$12.12
Accumulation units outstanding
at the end of period	9,255	16,399	7,122	19,994	3,014	3,497	11,792	6,250

JNL/Select Value Division1061

Accumulation unit value:
Beginning of period	$14.33	$21.87	$20.63	$18.89	N/A	N/A	N/A	N/A
End of period	$17.46	$14.33	$21.87	$20.63	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	615	570	2,942	642	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division48
Accumulation unit value:
Beginning of period	$17.72	$31.54	$29.14	$26.08	$25.01	$23.15	$18.04	$22.60
End of period	$24.99	$17.72	$31.54	$29.14	$26.08	$25.01	$23.15	$18.04
Accumulation units outstanding
at the end of period	1,606	4,300	8,019	3,749	3,925	7,622	7,293	5,306

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division58
Accumulation unit value:
Beginning of period	$25.69	$44.03	$38.22	$36.41	$32.46	$27.98	$20.54	$24.96
End of period	$37.08	$25.69	$44.03	$38.22	$36.41	$32.46	$27.98	$20.54
Accumulation units outstanding
at the end of period	9,298	9,507	10,633	10,217	10,768	11,245	11,065	1,950

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	$9.71	$10.50	$10.28	N/A	N/A	N/A	N/A	N/A
End of period	$10.27	$9.71	$10.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	8,708	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division52

Accumulation unit value:
Beginning of period	$9.30	$15.89	$16.03	$13.59	$13.02	$11.50	$9.01	$10.96
End of period	$12.53	$9.30	$15.89	$16.03	$13.59	$13.02	$11.50	$9.01
Accumulation units outstanding
at the end of period	2,670	13,328	11,989	16,153	20,091	22,093	22,638	13,206

Accumulation Unit Values
Contract with Endorsements - 1.735%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division1456
Accumulation unit value:
Beginning of period	$16.76	$28.84	$30.27	N/A	N/A	N/A	N/A	N/A
End of period	$22.20	$16.76	$28.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,998	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division1456
Accumulation unit value:
Beginning of period	$6.55	$13.67	$14.01	N/A	N/A	N/A	N/A	N/A
End of period	$9.66	$6.55	$13.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,912	-	15,545	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division1456
Accumulation unit value:
Beginning of period	$9.28	$17.01	$17.55	N/A	N/A	N/A	N/A	N/A
End of period	$11.87	$9.28	$17.01	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	6,893	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1456
Accumulation unit value:
Beginning of period	$6.91	$14.07	$14.49	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	$6.91	$14.07	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	14,196	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division1420

Accumulation unit value:
Beginning of period	$7.54	$11.85	$12.64	N/A	N/A	N/A	N/A	N/A
End of period	$11.34	$7.54	$11.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	19,546	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	$11.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,273	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division1420

Accumulation unit value:
Beginning of period	$5.88	$11.08	$12.11	N/A	N/A	N/A	N/A	N/A
End of period	$6.69	$5.88	$11.08	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,309	-	20,328	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	$5.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	37,036	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	$3.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	33,995	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division1420

Accumulation unit value:
Beginning of period	$9.56	$18.89	$20.72	N/A	N/A	N/A	N/A	N/A
End of period	$12.31	$9.56	$18.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	24,031	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	$8.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,939	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	$5.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,694	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division1420

Accumulation unit value:
Beginning of period	$6.95	$14.05	$15.13	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$6.95	$14.05	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	16,206	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	$7.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,653	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division1420
Accumulation unit value:
Beginning of period	$10.83	$18.38	$21.20	N/A	N/A	N/A	N/A	N/A
End of period	$11.16	$10.83	$18.38	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	11,589	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index Division

Accumulation unit value:
Beginning of period	$7.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,651	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	$3.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,225	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30
Division1420
Accumulation unit value:
Beginning of period	$9.16	$17.73	$18.79	N/A	N/A	N/A	N/A	N/A
End of period	$10.32	$9.16	$17.73	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	65,017	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division1456
Accumulation unit value:
Beginning of period	$14.65	$14.85	$14.69	N/A	N/A	N/A	N/A	N/A
End of period	$16.63	$14.65	$14.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,078	28,078	12,358	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	$12.70	$12.65	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.50	$12.70	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	32,006	93,457	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division1456
Accumulation unit value:
Beginning of period	$17.68	$31.48	$32.30	N/A	N/A	N/A	N/A	N/A
End of period	$24.94	$17.68	$31.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,746	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.745%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division342
Accumulation unit value:
Beginning of period	$16.73	$28.80	$26.71	$25.98	$25.26	$23.02	$20.40	N/A
End of period	$22.17	$16.73	$28.80	$26.71	$25.98	$25.26	$23.02	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	491	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1146
Accumulation unit value:
Beginning of period	$7.50	$10.86	$10.85	$10.31	N/A	N/A	N/A	N/A
End of period	$9.80	$7.50	$10.86	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,242	3,936	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division1146
Accumulation unit value:
Beginning of period	$9.27	$17.00	$15.45	$13.89	N/A	N/A	N/A	N/A
End of period	$11.86	$9.27	$17.00	$15.45	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,500	975	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap
Growth Division342
Accumulation unit value:
Beginning of period	$13.52	$24.77	$23.35	$21.20	$20.32	$17.53	$15.41	N/A
End of period	$19.00	$13.52	$24.77	$23.35	$21.20	$20.32	$17.53	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	647	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division735
Accumulation unit value:
Beginning of period	$11.64	$19.40	$20.27	$18.01	$16.84	$16.82	N/A	N/A
End of period	$15.97	$11.64	$19.40	$20.27	$18.01	$16.84	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	749	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division735

Accumulation unit value:
Beginning of period	$7.53	$11.84	$12.40	$11.24	$11.78	$11.77	N/A	N/A
End of period	$11.32	$7.53	$11.84	$12.40	$11.24	$11.78	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	1,070	N/A	N/A

JNL/MCM Bond Index Division342

Accumulation unit value:
Beginning of period	$11.95	$11.73	$11.22	$11.01	$11.00	$10.80	$10.98	N/A
End of period	$12.42	$11.95	$11.73	$11.22	$11.01	$11.00	$10.80	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division735
Accumulation unit value:
Beginning of period	$3.61	$6.09	$5.94	$4.44	$4.48	$4.50	N/A	N/A
End of period	$4.46	$3.61	$6.09	$5.94	$4.44	$4.48	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	2,801	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division1012

Accumulation unit value:
Beginning of period	$5.19	$10.43	$11.79	$9.95	N/A	N/A	N/A	N/A
End of period	$6.13	$5.19	$10.43	$11.79	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,097	3,725	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division342
Accumulation unit value:
Beginning of period	$5.98	$9.79	$9.60	$8.36	$8.16	$7.47	$6.66	N/A
End of period	$5.58	$5.98	$9.79	$9.60	$8.36	$8.16	$7.47	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	1,510	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division735

Accumulation unit value:
Beginning of period	$9.55	$18.87	$17.28	$12.55	$11.59	$11.58	N/A	N/A
End of period	$12.30	$9.55	$18.87	$17.28	$12.55	$11.59	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	1,088	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division735
Accumulation unit value:
Beginning of period	$11.25	$20.07	$18.50	$14.99	$13.46	$13.36	N/A	N/A
End of period	$14.30	$11.25	$20.07	$18.50	$14.99	$13.46	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	943	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division924

Accumulation unit value:
Beginning of period	$7.79	$13.80	$13.84	$11.85	$11.56	N/A	N/A	N/A
End of period	$9.50	$7.79	$13.80	$13.84	$11.85	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	5,831	4,924	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.33	$11.95	$12.05	N/A	N/A	N/A	N/A	N/A
End of period	$8.57	$6.33	$11.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,175	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division735
Accumulation unit value:
Beginning of period	$22.17	$36.31	$27.31	$23.01	$17.11	$17.14	N/A	N/A
End of period	$26.16	$22.17	$36.31	$27.31	$23.01	$17.11	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	2,391	735	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division735

Accumulation unit value:
Beginning of period	$6.95	$14.03	$13.60	$13.22	$9.80	$9.80	N/A	N/A
End of period	$8.18	$6.95	$14.03	$13.60	$13.22	$9.80	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	1,106	1,285	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division342
Accumulation unit value:
Beginning of period	$9.78	$15.95	$15.10	$14.01	$12.73	$11.19	$9.54	N/A
End of period	$13.27	$9.78	$15.95	$15.10	$14.01	$12.73	$11.19	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	4,194	990	1,043	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division388
Accumulation unit value:
Beginning of period	$10.82	$18.37	$20.88	$19.40	$18.13	$16.38	$13.97	N/A
End of period	$11.15	$10.82	$18.37	$20.88	$19.40	$18.13	$16.38	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	707	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division342
Accumulation unit value:
Beginning of period	$9.49	$14.84	$15.43	$13.37	$13.05	$11.31	$9.34	N/A
End of period	$11.88	$9.49	$14.84	$15.43	$13.37	$13.05	$11.31	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	963	1,060	N/A

JNL/MCM Technology Sector
Division735
Accumulation unit value:
Beginning of period	$3.81	$6.86	$6.09	$5.67	$5.63	$5.62	N/A	N/A
End of period	$6.14	$3.81	$6.86	$6.09	$5.67	$5.63	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	2,240	N/A	N/A

JNL/MCM Value Line 30 Division924

Accumulation unit value:
Beginning of period	$9.16	$17.73	$15.10	$15.58	$14.29	N/A	N/A	N/A
End of period	$10.32	$9.16	$17.73	$15.10	$15.58	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	3,982	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division342
Accumulation unit value:
Beginning of period	$14.64	$14.84	$13.95	$13.72	$13.64	$13.29	$13.47	N/A
End of period	$16.61	$14.64	$14.84	$13.95	$13.72	$13.64	$13.29	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division342
Accumulation unit value:
Beginning of period	$10.14	$15.96	$14.94	$13.32	$12.61	$11.52	$10.54	N/A
End of period	$12.76	$10.14	$15.96	$14.94	$13.32	$12.61	$11.52	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	1,877	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division342
Accumulation unit value:
Beginning of period	$10.80	$15.16	$14.20	$12.88	$12.32	$11.44	$10.70	N/A
End of period	$13.10	$10.80	$15.16	$14.20	$12.88	$12.32	$11.44	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	941	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division1146

Accumulation unit value:
Beginning of period	$21.18	$27.19	$25.75	$24.21	N/A	N/A	N/A	N/A
End of period	$24.92	$21.18	$27.19	$25.75	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,350	1,673	N/A	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	$12.68	$12.63	$12.50	N/A	N/A	N/A	N/A	N/A
End of period	$12.48	$12.68	$12.63	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	15,785	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division1146

Accumulation unit value:
Beginning of period	$14.31	$21.84	$20.61	$19.17	N/A	N/A	N/A	N/A
End of period	$17.43	$14.31	$21.84	$20.61	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,687	2,114	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division378
Accumulation unit value:
Beginning of period	$25.60	$43.89	$38.11	$36.31	$32.38	$27.92	$24.89	N/A
End of period	$36.94	$25.60	$43.89	$38.11	$36.31	$32.38	$27.92	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	396	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.75%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2093
Accumulation unit value:
Beginning of period	$11.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	43,695	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2050
Accumulation unit value:
Beginning of period	$11.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,469	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2078
Accumulation unit value:
Beginning of period	$11.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36,484	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2025
Accumulation unit value:
Beginning of period	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,909	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division837
Accumulation unit value:
Beginning of period	$8.18	$12.94	$15.50	$11.57	$10.26	N/A	N/A	N/A
End of period	$10.65	$8.18	$12.94	$15.50	$11.57	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,814	24,783	40,046	60,306	20,676	N/A	N/A	N/A

JNL/AIM International
Growth Division85
Accumulation unit value:
Beginning of period	$10.69	$18.42	$17.08	$14.18	$13.04	$11.40	$9.03	$11.67
End of period	$14.39	$10.69	$18.42	$17.08	$14.18	$13.04	$11.40	$9.03
Accumulation units outstanding
at the end of period	35,679	36,698	49,693	45,118	43,069	36,743	19,124	1,473

JNL/AIM Large Cap Growth
Division61
Accumulation unit value:
Beginning of period	$8.61	$14.05	$12.35	$11.66	$11.06	$10.23	$8.01	$10.30
End of period	$10.51	$8.61	$14.05	$12.35	$11.66	$11.06	$10.23	$8.01
Accumulation units outstanding
at the end of period	68,803	65,848	77,789	81,672	81,709	90,684	33,313	1,958

JNL/AIM Small Cap Growth
Division126
Accumulation unit value:
Beginning of period	$9.17	$15.48	$14.14	$12.57	$11.80	$11.24	$8.26	$10.42
End of period	$12.14	$9.17	$15.48	$14.14	$12.57	$11.80	$11.24	$8.26
Accumulation units outstanding
at the end of period	26,375	26,749	38,813	49,519	59,223	57,354	30,834	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division106
Accumulation unit value:
Beginning of period	$8.83	$12.53	$11.81	$10.85	$10.03	$9.33	$8.35	$9.07
End of period	$10.63	$8.83	$12.53	$11.81	$10.85	$10.03	$9.33	$8.35
Accumulation units outstanding
at the end of period	72,840	86,577	84,993	67,249	91,044	95,098	75,288	7,283

JNL/Capital Guardian
Global Diversified Research Division679
Accumulation unit value:
Beginning of period	$16.76	$29.66	$25.02	$22.47	$22.44	$20.21	N/A	N/A
End of period	$22.77	$16.76	$29.66	$25.02	$22.47	$22.44	N/A	N/A
Accumulation units outstanding
at the end of period	13,004	10,467	6,352	1,423	1,020	262	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1458
Accumulation unit value:
Beginning of period	$4.47	$9.86	$10.10	N/A	N/A	N/A	N/A	N/A
End of period	$6.70	$4.47	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,570	1,542	176	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division80
Accumulation unit value:
Beginning of period	$16.72	$28.78	$26.70	$25.97	$25.25	$23.01	$17.29	$23.71
End of period	$22.15	$16.72	$28.78	$26.70	$25.97	$25.25	$23.01	$17.29
Accumulation units outstanding
at the end of period	11,232	7,848	7,298	15,807	23,848	15,471	2,460	1,229

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.55	$13.67	$10.28	N/A	N/A	N/A	N/A	N/A
End of period	$9.65	$6.55	$13.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	243,436	154,904	42,337	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.53	$10.67	$10.02	N/A	N/A	N/A	N/A	N/A
End of period	$8.02	$6.53	$10.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,333	12,696	4,708	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division106

Accumulation unit value:
Beginning of period	$11.13	$18.58	$18.80	$17.03	$16.76	$16.04	$13.12	$16.24
End of period	$14.64	$11.13	$18.58	$18.80	$17.03	$16.76	$16.04	$13.12
Accumulation units outstanding
at the end of period	33,053	31,072	38,541	39,866	41,130	40,577	27,990	20

JNL/Eagle SmallCap Equity
Division85
Accumulation unit value:
Beginning of period	$15.10	$24.89	$22.60	$19.15	$19.01	$16.29	$11.84	$16.72
End of period	$20.10	$15.10	$24.89	$22.60	$19.15	$19.01	$16.29	$11.84
Accumulation units outstanding
at the end of period	25,779	22,333	17,434	13,103	12,244	20,933	5,757	6,034

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.23	$9.92	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.96	$6.23	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	54,997	84,440	122,476	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.77	$9.90	$9.93	N/A	N/A	N/A	N/A	N/A
End of period	$7.42	$5.77	$9.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,425	2,539	3,788	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1137
Accumulation unit value:
Beginning of period	$7.50	$10.86	$10.85	$10.24	N/A	N/A	N/A	N/A
End of period	$9.79	$7.50	$10.86	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	84,933	62,028	78,983	16,839	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.01	$9.85	$9.81	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	$6.01	$9.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,615	9,550	4,510	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division844
Accumulation unit value:
Beginning of period	$7.64	$11.63	$12.61	$10.90	$10.38	N/A	N/A	N/A
End of period	$10.03	$7.64	$11.63	$12.61	$10.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,669	12,885	9,505	18,048	13,717	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division80
Accumulation unit value:
Beginning of period	$18.31	$19.65	$18.69	$18.16	$18.01	$17.14	$15.37	$14.61
End of period	$20.53	$18.31	$19.65	$18.69	$18.16	$18.01	$17.14	$15.37
Accumulation units outstanding
at the end of period	46,682	101,109	73,592	84,007	75,088	66,954	28,750	495

JNL/Goldman Sachs Emerging
Markets Debt Division1917
Accumulation unit value:
Beginning of period	$9.64	$9.29	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.65	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,032	583	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division844
Accumulation unit value:
Beginning of period	$8.12	$12.93	$12.81	$11.26	$10.48	N/A	N/A	N/A
End of period	$10.59	$8.12	$12.93	$12.81	$11.26	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,024	13,647	14,762	16,268	5,571	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2133
Accumulation unit value:
Beginning of period	$9.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,069	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division253
Accumulation unit value:
Beginning of period	$9.28	$17.01	$15.46	$11.92	$10.23	$8.50	$6.39	N/A
End of period	$11.87	$9.28	$17.01	$15.46	$11.92	$10.23	$8.50	N/A
Accumulation units outstanding
at the end of period	67,303	69,096	107,033	94,257	99,826	72,948	22,314	N/A

JNL/JPMorgan MidCap
Growth Division80
Accumulation unit value:
Beginning of period	$13.51	$24.75	$23.33	$21.19	$20.31	$17.52	$13.14	$17.15
End of period	$18.98	$13.51	$24.75	$23.33	$21.19	$20.31	$17.52	$13.14
Accumulation units outstanding
at the end of period	12,944	11,108	12,263	7,771	10,709	9,430	9,247	1,659

JNL/JPMorgan U.S. Government
& Quality Bond Division47
Accumulation unit value:
Beginning of period	$16.83	$16.07	$15.38	$15.15	$15.07	$14.76	$14.85	$13.74
End of period	$17.14	$16.83	$16.07	$15.38	$15.15	$15.07	$14.76	$14.85
Accumulation units outstanding
at the end of period	76,026	78,768	113,581	118,920	98,744	89,442	121,086	83,419

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1081
Accumulation unit value:
Beginning of period	$6.91	$14.07	$10.86	$8.71	N/A	N/A	N/A	N/A
End of period	$11.65	$6.91	$14.07	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	108,817	35,193	41,684	26,321	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division61
Accumulation unit value:
Beginning of period	$11.63	$19.39	$20.27	$18.00	$16.84	$13.74	$10.85	$13.04
End of period	$15.96	$11.63	$19.39	$20.27	$18.00	$16.84	$13.74	$10.85
Accumulation units outstanding
at the end of period	49,617	49,341	71,961	81,470	92,930	80,168	55,363	1,530

JNL/Lazard Small Cap
Equity Division80
Accumulation unit value:
Beginning of period	$9.32	$15.44	$16.87	$14.69	$14.29	$12.60	$9.24	$12.06
End of period	$8.79	$9.32	$15.44	$16.87	$14.69	$14.29	$12.60	$9.24
Accumulation units outstanding
at the end of period	-	48,278	62,816	77,052	85,105	88,872	64,746	4,543

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$10.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,419	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$9.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,006	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1383
Accumulation unit value:
Beginning of period	$6.14	$9.80	$9.74	N/A	N/A	N/A	N/A	N/A
End of period	$7.52	$6.14	$9.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,471	4,426	1,063	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division127

Accumulation unit value:
Beginning of period	$7.53	$11.83	$12.40	$11.24	$11.78	$9.84	$7.54	$9.28
End of period	$11.32	$7.53	$11.83	$12.40	$11.24	$11.78	$9.84	$7.54
Accumulation units outstanding
at the end of period	228,349	302,840	427,672	524,835	577,791	523,598	262,848	17,971

JNL/MCM Bond Index Division47

Accumulation unit value:
Beginning of period	$11.95	$11.73	$11.21	$11.01	$11.00	$10.80	$10.67	$9.98
End of period	$12.42	$11.95	$11.73	$11.21	$11.01	$11.00	$10.80	$10.67
Accumulation units outstanding
at the end of period	124,651	152,833	157,638	174,014	152,009	136,053	62,150	34,856

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division516
Accumulation unit value:
Beginning of period	$3.61	$6.09	$5.94	$4.44	$4.48	$4.22	N/A	N/A
End of period	$4.46	$3.61	$6.09	$5.94	$4.44	$4.48	N/A	N/A
Accumulation units outstanding
at the end of period	5,675	7,917	8,712	18,806	5,316	3,322	N/A	N/A

JNL/MCM Consumer Brands
Sector Division476
Accumulation unit value:
Beginning of period	$7.00	$10.37	$11.45	$10.27	$10.71	$9.90	$9.53	N/A
End of period	$9.16	$7.00	$10.37	$11.45	$10.27	$10.71	$9.90	N/A
Accumulation units outstanding
at the end of period	6,736	4,499	5,113	7,956	9,172	3,596	1,660	N/A

JNL/MCM Dow 10 Division61

Accumulation unit value:
Beginning of period	$5.87	$11.07	$11.15	$8.76	$9.45	$9.35	$7.56	$8.96
End of period	$6.68	$5.87	$11.07	$11.15	$8.76	$9.45	$9.35	$7.56
Accumulation units outstanding
at the end of period	346,895	464,827	580,461	721,310	734,389	597,044	289,618	20,325

JNL/MCM Dow Dividend Division994

Accumulation unit value:
Beginning of period	$5.19	$10.43	$11.79	$10.02	N/A	N/A	N/A	N/A
End of period	$6.13	$5.19	$10.43	$11.79	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	39,202	60,760	81,169	50,906	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division126
Accumulation unit value:
Beginning of period	$5.98	$9.79	$9.60	$8.36	$8.16	$7.46	$5.88	$7.25
End of period	$5.57	$5.98	$9.79	$9.60	$8.36	$8.16	$7.46	$5.88
Accumulation units outstanding
at the end of period	-	52,898	65,053	63,158	67,874	52,090	36,614	12,974

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$9.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,908	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division517
Accumulation unit value:
Beginning of period	$5.71	$11.78	$14.51	$12.44	$11.93	$11.34	N/A	N/A
End of period	$6.66	$5.71	$11.78	$14.51	$12.44	$11.93	N/A	N/A
Accumulation units outstanding
at the end of period	6,264	13,235	13,377	10,339	6,274	6,497	N/A	N/A

JNL/MCM Global 15 Division128

Accumulation unit value:
Beginning of period	$9.55	$18.87	$17.28	$12.55	$11.59	$9.21	$7.04	$8.55
End of period	$12.30	$9.55	$18.87	$17.28	$12.55	$11.59	$9.21	$7.04
Accumulation units outstanding
at the end of period	257,756	313,024	430,842	504,228	574,351	500,886	227,874	2,532

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2157

Accumulation unit value:
Beginning of period	$9.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,663	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division490
Accumulation unit value:
Beginning of period	$9.34	$12.37	$11.71	$11.21	$10.60	$10.60	N/A	N/A
End of period	$11.10	$9.34	$12.37	$11.71	$11.21	$10.60	N/A	N/A
Accumulation units outstanding
at the end of period	23,572	41,486	47,688	35,649	46,426	19,277	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division127
Accumulation unit value:
Beginning of period	$11.25	$20.06	$18.49	$14.99	$13.46	$11.46	$8.50	$10.54
End of period	$14.29	$11.25	$20.06	$18.49	$14.99	$13.46	$11.46	$8.50
Accumulation units outstanding
at the end of period	104,275	126,205	171,106	196,432	201,177	154,945	51,227	5,612

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division691

Accumulation unit value:
Beginning of period	$7.79	$13.79	$13.84	$11.85	$10.90	$9.73	N/A	N/A
End of period	$9.50	$7.79	$13.79	$13.84	$11.85	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	817,458	1,107,160	1,750,795	1,827,224	1,550,884	61,929	N/A	N/A

JNL/MCM JNL Optimized
5 Division1087
Accumulation unit value:
Beginning of period	$6.33	$11.95	$10.71	$9.23	N/A	N/A	N/A	N/A
End of period	$8.57	$6.33	$11.95	$10.71	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	39,488	164,766	61,370	90,520	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division679

Accumulation unit value:
Beginning of period	$7.29	$12.68	$10.84	$10.53	$10.82	$9.84	N/A	N/A
End of period	$9.60	$7.29	$12.68	$10.84	$10.53	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	6,629	4,022	13,563	17,155	10,932	4,025	N/A	N/A

JNL/MCM NYSE International
25 Division1383
Accumulation unit value:
Beginning of period	$6.13	$11.54	$9.96	N/A	N/A	N/A	N/A	N/A
End of period	$8.20	$6.13	$11.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,426	13,563	1,178	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division572
Accumulation unit value:
Beginning of period	$22.16	$36.30	$27.31	$23.00	$17.11	$14.38	N/A	N/A
End of period	$26.15	$22.16	$36.30	$27.31	$23.00	$17.11	N/A	N/A
Accumulation units outstanding
at the end of period	25,001	33,773	38,360	49,454	61,208	10,840	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$10.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,456	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division127

Accumulation unit value:
Beginning of period	$6.95	$14.03	$13.60	$13.22	$9.80	$8.48	$7.25	$9.66
End of period	$8.17	$6.95	$14.03	$13.60	$13.22	$9.80	$8.48	$7.25
Accumulation units outstanding
at the end of period	280,511	334,391	440,446	539,453	643,339	582,190	289,939	13,236

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	$7.11	$9.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.31	$7.11	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,217	4,474	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division80
Accumulation unit value:
Beginning of period	$9.78	$15.94	$15.10	$14.01	$12.73	$11.19	$8.46	$10.67
End of period	$13.26	$9.78	$15.94	$15.10	$14.01	$12.73	$11.19	$8.46
Accumulation units outstanding
at the end of period	106,423	122,747	157,478	173,604	190,968	181,373	69,773	7,603

JNL/MCM S&P 500 Index Division80

Accumulation unit value:
Beginning of period	$7.62	$12.44	$12.07	$10.67	$10.40	$9.62	$7.66	$10.05
End of period	$9.43	$7.62	$12.44	$12.07	$10.67	$10.40	$9.62	$7.66
Accumulation units outstanding
at the end of period	311,403	315,608	369,199	394,849	414,932	399,802	182,513	29,162

JNL/MCM S&P SMid 60 Division1325

Accumulation unit value:
Beginning of period	$6.05	$8.82	$10.34	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.05	$8.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,078	12,418	1,437	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division127
Accumulation unit value:
Beginning of period	$10.82	$18.36	$20.87	$19.40	$18.12	$16.38	$11.26	$13.84
End of period	$11.15	$10.82	$18.36	$20.87	$19.40	$18.12	$16.38	$11.26
Accumulation units outstanding
at the end of period	169,887	197,311	246,412	294,502	331,305	291,132	141,282	4,243

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division144
Accumulation unit value:
Beginning of period	$9.49	$14.84	$15.43	$13.36	$13.05	$11.31	$7.89	$9.29
End of period	$11.88	$9.49	$14.84	$15.43	$13.36	$13.05	$11.31	$7.89
Accumulation units outstanding
at the end of period	134,102	124,230	147,246	161,686	175,959	161,477	51,633	7,372

JNL/MCM Technology Sector
Division521
Accumulation unit value:
Beginning of period	$3.81	$6.86	$6.09	$5.67	$5.63	$5.64	N/A	N/A
End of period	$6.14	$3.81	$6.86	$6.09	$5.67	$5.63	N/A	N/A
Accumulation units outstanding
at the end of period	100,421	16,562	37,804	24,452	28,501	17,079	N/A	N/A

JNL/MCM Value Line 30 Division697

Accumulation unit value:
Beginning of period	$9.15	$17.73	$15.10	$15.58	$11.42	$10.31	N/A	N/A
End of period	$10.32	$9.15	$17.73	$15.10	$15.58	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	71,853	113,025	155,291	180,063	185,945	31,594	N/A	N/A

JNL/MCM VIP Division696

Accumulation unit value:
Beginning of period	$8.05	$14.33	$13.16	$11.94	$11.07	$10.14	N/A	N/A
End of period	$9.81	$8.05	$14.33	$13.16	$11.94	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	112,027	121,216	173,657	152,579	156,726	11,895	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division85
Accumulation unit value:
Beginning of period	$8.73	$15.02	$14.38	$12.51	$11.19	$9.66	$6.99	$9.27
End of period	$11.96	$8.73	$15.02	$14.38	$12.51	$11.19	$9.66	$6.99
Accumulation units outstanding
at the end of period	71,085	69,982	87,990	103,557	102,855	73,874	26,640	1,933

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	$4.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	102,697	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1789

Accumulation unit value:
Beginning of period	$4.15	$8.28	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.43	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	116,898	1,418	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.32	$10.91	$10.02	N/A	N/A	N/A	N/A	N/A
End of period	$11.89	$10.32	$10.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	152,072	111,917	19,958	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division47
Accumulation unit value:
Beginning of period	$14.63	$14.83	$13.94	$13.71	$13.64	$13.29	$12.90	$12.27
End of period	$16.60	$14.63	$14.83	$13.94	$13.71	$13.64	$13.29	$12.90
Accumulation units outstanding
at the end of period	298,517	386,506	366,493	393,387	405,112	330,688	185,300	31,909

JNL/PPM America Core
Equity Division299
Accumulation unit value:
Beginning of period	$12.49	$21.36	$23.44	$20.97	$19.62	$17.66	$13.55	N/A
End of period	$15.52	$12.49	$21.36	$23.44	$20.97	$19.62	$17.66	N/A
Accumulation units outstanding
at the end of period	-	6,194	5,650	5,205	4,597	7,467	4,713	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.17	$13.47	$13.86	$12.76	$12.77	$12.42	N/A	N/A
End of period	$13.18	$9.17	$13.47	$13.86	$12.76	$12.77	N/A	N/A
Accumulation units outstanding
at the end of period	82,291	70,213	96,817	125,159	116,773	141,640	N/A	N/A

JNL/PPM America Mid
Cap Value Division1882
Accumulation unit value:
Beginning of period	$5.63	$8.59	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	$5.63	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,522	2,522	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1817
Accumulation unit value:
Beginning of period	$6.23	$10.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.21	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,652	3,298	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division61
Accumulation unit value:
Beginning of period	$10.56	$20.35	$21.95	$19.76	$19.17	$17.77	$14.52	$17.78
End of period	$15.00	$10.56	$20.35	$21.95	$19.76	$19.17	$17.77	$14.52
Accumulation units outstanding
at the end of period	10,087	12,238	20,615	25,751	28,037	23,747	17,136	3,200

JNL/Red Rocks Listed
Private Equity Division1917
Accumulation unit value:
Beginning of period	$5.92	$7.86	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,956	1,232	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1459

Accumulation unit value:
Beginning of period	$6.66	$9.92	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$9.29	$6.66	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	102,319	66,965	16,222	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.88	$9.62	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.75	$6.88	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,393	6,583	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.26	$9.55	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.71	$6.26	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	84,049	541	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.59	$10.11	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.85	$7.59	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	50,292	26,736	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.73	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.12	$6.73	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	68,067	1,998	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.11	$9.12	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.62	$7.11	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,116	7,839	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.25	$9.30	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.64	$6.25	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,080	10,121	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division146
Accumulation unit value:
Beginning of period	$9.61	$16.08	$14.99	$13.20	$12.38	$11.19	$8.98	$9.60
End of period	$12.38	$9.61	$16.08	$14.99	$13.20	$12.38	$11.19	$8.98
Accumulation units outstanding
at the end of period	303,380	344,350	455,678	549,896	573,291	700,931	73,571	2,486

JNL/S&P Managed Conservative
Division694
Accumulation unit value:
Beginning of period	$9.86	$11.63	$11.13	$10.51	$10.31	$10.04	N/A	N/A
End of period	$10.99	$9.86	$11.63	$11.13	$10.51	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	105,408	151,274	54,805	65,614	65,392	-	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division74

Accumulation unit value:
Beginning of period	$10.13	$15.95	$14.93	$13.31	$12.61	$11.52	$9.63	$11.30
End of period	$12.75	$10.13	$15.95	$14.93	$13.31	$12.61	$11.52	$9.63
Accumulation units outstanding
at the end of period	657,275	806,755	1,029,399	1,128,670	1,143,094	1,136,452	609,510	17,153

JNL/S&P Managed Moderate
Division694
Accumulation unit value:
Beginning of period	$9.62	$12.44	$11.75	$10.83	$10.50	$10.03	N/A	N/A
End of period	$11.22	$9.62	$12.44	$11.75	$10.83	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	174,159	196,760	194,307	191,206	189,822	1,331	N/A	N/A

JNL/S&P Managed Moderate
Growth Division89
Accumulation unit value:
Beginning of period	$10.79	$15.15	$14.19	$12.88	$12.31	$11.43	$9.88	$10.97
End of period	$13.09	$10.79	$15.15	$14.19	$12.88	$12.31	$11.43	$9.88
Accumulation units outstanding
at the end of period	557,204	577,991	775,101	789,460	821,070	535,125	448,436	53,886

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	$7.97	$11.61	$10.81	N/A	N/A	N/A	N/A	N/A
End of period	$9.38	$7.97	$11.61	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,222	5,878	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$8.93	$11.10	$11.02	N/A	N/A	N/A	N/A	N/A
End of period	$10.01	$8.93	$11.10	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,480	452	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.36	$10.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.93	$6.36	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,807	7,022	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division80

Accumulation unit value:
Beginning of period	$21.17	$27.18	$25.73	$23.04	$22.26	$20.44	$17.11	$18.28
End of period	$24.90	$21.17	$27.18	$25.73	$23.04	$22.26	$20.44	$17.11
Accumulation units outstanding
at the end of period	102,591	120,291	115,656	165,474	154,533	95,458	31,047	2,071

JNL/Select Money Market
Division81
Accumulation unit value:
Beginning of period	$12.65	$12.60	$12.24	$11.92	$11.81	$11.93	$12.08	$12.15
End of period	$12.45	$12.65	$12.60	$12.24	$11.92	$11.81	$11.93	$12.08
Accumulation units outstanding
at the end of period	114,756	248,371	163,100	107,322	90,388	208,610	21,539	6,963

JNL/Select Value Division326

Accumulation unit value:
Beginning of period	$14.30	$21.84	$20.61	$17.34	$16.32	$14.47	$11.58	N/A
End of period	$17.42	$14.30	$21.84	$20.61	$17.34	$16.32	$14.47	N/A
Accumulation units outstanding
at the end of period	49,088	43,341	50,829	52,530	51,206	40,228	18,679	N/A

JNL/T.Rowe Price Established
Growth Division74
Accumulation unit value:
Beginning of period	$17.65	$31.42	$29.04	$25.99	$24.93	$23.09	$18.00	$23.43
End of period	$24.88	$17.65	$31.42	$29.04	$25.99	$24.93	$23.09	$18.00
Accumulation units outstanding
at the end of period	106,057	81,974	104,431	72,498	66,269	65,998	26,975	705

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division74
Accumulation unit value:
Beginning of period	$25.58	$43.86	$38.08	$36.29	$32.37	$27.91	$20.49	$26.41
End of period	$36.91	$25.58	$43.86	$38.08	$36.29	$32.37	$27.91	$20.49
Accumulation units outstanding
at the end of period	35,931	35,953	40,938	44,548	43,243	38,384	15,466	192

JNL/T.Rowe Price Short-Term
Bond Division1084
Accumulation unit value:
Beginning of period	$9.70	$10.50	$10.19	$10.00	N/A	N/A	N/A	N/A
End of period	$10.26	$9.70	$10.50	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,770	40,957	25,008	9,701	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division74

Accumulation unit value:
Beginning of period	$9.27	$15.85	$16.00	$13.57	$13.01	$11.49	$9.00	$11.56
End of period	$12.49	$9.27	$15.85	$16.00	$13.57	$13.01	$11.49	$9.00
Accumulation units outstanding
at the end of period	142,507	135,660	182,866	201,468	183,034	179,030	95,207	15,346

Accumulation Unit Values
Contract with Endorsements - 1.76%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2167
Accumulation unit value:
Beginning of period	$12.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,213	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2027
Accumulation unit value:
Beginning of period	$10.60	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,429	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2027
Accumulation unit value:
Beginning of period	$10.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	83,870	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2117
Accumulation unit value:
Beginning of period	$13.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,546	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division935
Accumulation unit value:
Beginning of period	$8.17	$12.94	$15.50	$11.56	$10.65	N/A	N/A	N/A
End of period	$10.64	$8.17	$12.94	$15.50	$11.56	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	37,930	38,628	59,047	75,995	1,459	N/A	N/A	N/A

JNL/AIM International
Growth Division635
Accumulation unit value:
Beginning of period	$10.68	$18.40	$17.06	$14.16	$13.02	$10.89	N/A	N/A
End of period	$14.37	$10.68	$18.40	$17.06	$14.16	$13.02	N/A	N/A
Accumulation units outstanding
at the end of period	28,583	26,454	24,843	18,149	1,465	-	N/A	N/A

JNL/AIM Large Cap Growth
Division919
Accumulation unit value:
Beginning of period	$8.60	$14.04	$12.35	$11.65	$11.15	N/A	N/A	N/A
End of period	$10.50	$8.60	$14.04	$12.35	$11.65	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,142	38,034	14,749	14,854	2,376	N/A	N/A	N/A

JNL/AIM Small Cap Growth
Division635
Accumulation unit value:
Beginning of period	$9.16	$15.47	$14.13	$12.56	$11.79	$9.73	N/A	N/A
End of period	$12.13	$9.16	$15.47	$14.13	$12.56	$11.79	N/A	N/A
Accumulation units outstanding
at the end of period	7,163	4,513	5,044	7,116	31	-	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division743
Accumulation unit value:
Beginning of period	$8.82	$12.52	$11.80	$10.84	$9.80	N/A	N/A	N/A
End of period	$10.62	$8.82	$12.52	$11.80	$10.84	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,051	4,455	2,123	398	233	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division958
Accumulation unit value:
Beginning of period	$16.74	$29.62	$24.99	$22.45	$21.98	N/A	N/A	N/A
End of period	$22.74	$16.74	$29.62	$24.99	$22.45	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,390	21,675	21,915	878	28	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.46	$9.88	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.69	$4.46	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	62,985	5,133	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division694
Accumulation unit value:
Beginning of period	$16.70	$28.75	$26.66	$25.94	$25.22	$23.34	N/A	N/A
End of period	$22.12	$16.70	$28.75	$26.66	$25.94	$25.22	N/A	N/A
Accumulation units outstanding
at the end of period	3,856	6,149	1,831	1,956	1,887	1,932	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.55	$13.67	$11.41	N/A	N/A	N/A	N/A	N/A
End of period	$9.65	$6.55	$13.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	130,277	133,534	173,130	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.53	$10.67	$10.86	N/A	N/A	N/A	N/A	N/A
End of period	$8.01	$6.53	$10.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,713	2,737	4,761	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division694

Accumulation unit value:
Beginning of period	$11.07	$18.49	$18.71	$16.94	$16.68	$15.45	N/A	N/A
End of period	$14.56	$11.07	$18.49	$18.71	$16.94	$16.68	N/A	N/A
Accumulation units outstanding
at the end of period	13,230	15,538	16,931	12,656	11,613	5,838	N/A	N/A

JNL/Eagle SmallCap Equity
Division682
Accumulation unit value:
Beginning of period	$15.08	$24.87	$22.58	$19.14	$19.00	$16.34	N/A	N/A
End of period	$20.07	$15.08	$24.87	$22.58	$19.14	$19.00	N/A	N/A
Accumulation units outstanding
at the end of period	12,641	8,976	11,009	10,261	4,445	3,645	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.23	$9.92	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$7.96	$6.23	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	91,370	103,483	82,173	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.77	$9.89	$9.83	N/A	N/A	N/A	N/A	N/A
End of period	$7.42	$5.77	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,854	3,853	5,726	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1123
Accumulation unit value:
Beginning of period	$7.50	$10.86	$10.85	$10.17	N/A	N/A	N/A	N/A
End of period	$9.79	$7.50	$10.86	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	75,565	83,967	100,103	4,553	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.01	$9.85	$9.83	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	$6.01	$9.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,775	4,539	4,462	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division916
Accumulation unit value:
Beginning of period	$7.64	$11.63	$12.61	$10.90	$10.54	N/A	N/A	N/A
End of period	$10.03	$7.64	$11.63	$12.61	$10.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,063	14,352	14,955	33,063	2,474	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division618
Accumulation unit value:
Beginning of period	$18.28	$19.62	$18.66	$18.14	$17.99	$17.10	N/A	N/A
End of period	$20.50	$18.28	$19.62	$18.66	$18.14	$17.99	N/A	N/A
Accumulation units outstanding
at the end of period	36,044	41,851	32,674	20,657	6,145	4,530	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$9.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,785	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division920
Accumulation unit value:
Beginning of period	$8.12	$12.93	$12.80	$11.26	$11.07	N/A	N/A	N/A
End of period	$10.58	$8.12	$12.93	$12.80	$11.26	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,587	8,966	8,535	7,471	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002
JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division935
Accumulation unit value:
Beginning of period	$9.26	$16.97	$15.43	$11.90	$10.73	N/A	N/A	N/A
End of period	$11.84	$9.26	$16.97	$15.43	$11.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	37,809	32,016	31,218	46,071	1,499	N/A	N/A	N/A

JNL/JPMorgan MidCap
Growth Division631
Accumulation unit value:
Beginning of period	$13.49	$24.72	$23.31	$21.17	$20.29	$16.93	N/A	N/A
End of period	$18.95	$13.49	$24.72	$23.31	$21.17	$20.29	N/A	N/A
Accumulation units outstanding
at the end of period	3,147	4,245	4,184	3,139	1,335	460	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division618
Accumulation unit value:
Beginning of period	$16.80	$16.05	$15.36	$15.14	$15.05	$14.66	N/A	N/A
End of period	$17.12	$16.80	$16.05	$15.36	$15.14	$15.05	N/A	N/A
Accumulation units outstanding
at the end of period	33,214	46,457	11,527	9,078	3,777	2,113	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1074
Accumulation unit value:
Beginning of period	$6.90	$14.07	$10.86	$9.16	N/A	N/A	N/A	N/A
End of period	$11.65	$6.90	$14.07	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	54,767	93,268	107,879	13,706	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division635
Accumulation unit value:
Beginning of period	$11.62	$19.37	$20.25	$17.99	$16.82	$13.94	N/A	N/A
End of period	$15.94	$11.62	$19.37	$20.25	$17.99	$16.82	N/A	N/A
Accumulation units outstanding
at the end of period	12,661	12,227	17,228	18,519	4,175	3,006	N/A	N/A

JNL/Lazard Small Cap
Equity Division635
Accumulation unit value:
Beginning of period	$9.31	$15.43	$16.85	$14.68	$14.28	$11.94	N/A	N/A
End of period	$8.78	$9.31	$15.43	$16.85	$14.68	$14.28	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,679	1,957	3,308	2,119	1,738	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$11.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	27,741	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$8.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,739	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1467
Accumulation unit value:
Beginning of period	$6.14	$9.80	$9.98	N/A	N/A	N/A	N/A	N/A
End of period	$7.52	$6.14	$9.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	64,316	91,588	2,535	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division618

Accumulation unit value:
Beginning of period	$7.53	$11.82	$12.39	$11.23	$11.77	$10.43	N/A	N/A
End of period	$11.31	$7.53	$11.82	$12.39	$11.23	$11.77	N/A	N/A
Accumulation units outstanding
at the end of period	57,653	68,204	358,283	402,023	201,931	50,794	N/A	N/A

JNL/MCM Bond Index Division618

Accumulation unit value:
Beginning of period	$11.94	$11.72	$11.21	$11.00	$11.00	$10.76	N/A	N/A
End of period	$12.41	$11.94	$11.72	$11.21	$11.00	$11.00	N/A	N/A
Accumulation units outstanding
at the end of period	84,938	59,891	77,431	70,231	37,556	14,405	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division829
Accumulation unit value:
Beginning of period	$3.61	$6.09	$5.94	$4.44	$4.13	N/A	N/A	N/A
End of period	$4.45	$3.61	$6.09	$5.94	$4.44	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,410	4,775	20,010	58,518	207	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division829
Accumulation unit value:
Beginning of period	$6.99	$10.36	$11.44	$10.27	$9.82	N/A	N/A	N/A
End of period	$9.15	$6.99	$10.36	$11.44	$10.27	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	804	86	355	558	87	N/A	N/A	N/A

JNL/MCM Dow 10 Division618

Accumulation unit value:
Beginning of period	$5.86	$11.06	$11.14	$8.75	$9.44	$8.77	N/A	N/A
End of period	$6.68	$5.86	$11.06	$11.14	$8.75	$9.44	N/A	N/A
Accumulation units outstanding
at the end of period	58,514	58,327	394,440	395,579	168,505	57,365	N/A	N/A

JNL/MCM Dow Dividend Division999

Accumulation unit value:
Beginning of period	$5.19	$10.43	$11.79	$10.04	N/A	N/A	N/A	N/A
End of period	$6.13	$5.19	$10.43	$11.79	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	90,584	144,417	213,844	158,745	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division1068
Accumulation unit value:
Beginning of period	$5.98	$9.78	$9.59	$8.76	N/A	N/A	N/A	N/A
End of period	$5.57	$5.98	$9.78	$9.59	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,877	1,872	763	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division829
Accumulation unit value:
Beginning of period	$5.71	$11.77	$14.50	$12.43	$10.98	N/A	N/A	N/A
End of period	$6.65	$5.71	$11.77	$14.50	$12.43	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,466	31,892	9,802	11,668	1,158	N/A	N/A	N/A

JNL/MCM Global 15 Division618

Accumulation unit value:
Beginning of period	$9.54	$18.85	$17.27	$12.54	$11.58	$9.50	N/A	N/A
End of period	$12.28	$9.54	$18.85	$17.27	$12.54	$11.58	N/A	N/A
Accumulation units outstanding
at the end of period	114,121	188,443	436,534	427,515	203,483	52,508	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division682
Accumulation unit value:
Beginning of period	$9.33	$12.36	$11.70	$11.20	$10.59	$9.78	N/A	N/A
End of period	$11.09	$9.33	$12.36	$11.70	$11.20	$10.59	N/A	N/A
Accumulation units outstanding
at the end of period	52,424	4,661	6,690	3,614	3,946	3,890	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	$6.53	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,188	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division618
Accumulation unit value:
Beginning of period	$11.24	$20.05	$18.49	$14.98	$13.45	$11.76	N/A	N/A
End of period	$14.28	$11.24	$20.05	$18.49	$14.98	$13.45	N/A	N/A
Accumulation units outstanding
at the end of period	59,657	82,249	88,399	62,238	38,278	11,112	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division743

Accumulation unit value:
Beginning of period	$7.79	$13.79	$13.84	$11.85	$10.57	N/A	N/A	N/A
End of period	$9.50	$7.79	$13.79	$13.84	$11.85	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	954,475	1,082,964	1,382,643	1,115,074	100,286	N/A	N/A	N/A

JNL/MCM JNL Optimized
5 Division1083
Accumulation unit value:
Beginning of period	$6.33	$11.95	$10.71	$9.57	N/A	N/A	N/A	N/A
End of period	$8.57	$6.33	$11.95	$10.71	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	85,046	92,204	39,097	8,116	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division734

Accumulation unit value:
Beginning of period	$7.28	$12.68	$10.83	$10.53	$10.82	$10.87	N/A	N/A
End of period	$9.60	$7.28	$12.68	$10.83	$10.53	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	18,365	49,493	55,193	11,810	3,892	130	N/A	N/A

JNL/MCM NYSE International
25 Division1344
Accumulation unit value:
Beginning of period	$6.13	$11.54	$10.36	N/A	N/A	N/A	N/A	N/A
End of period	$8.20	$6.13	$11.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,200	103,135	36,648	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division663
Accumulation unit value:
Beginning of period	$22.14	$36.27	$27.29	$22.99	$17.10	$15.70	N/A	N/A
End of period	$26.12	$22.14	$36.27	$27.29	$22.99	$17.10	N/A	N/A
Accumulation units outstanding
at the end of period	48,850	42,092	41,379	13,322	10,286	543	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$11.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,850	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division618

Accumulation unit value:
Beginning of period	$6.94	$14.02	$13.59	$13.21	$9.80	$8.39	N/A	N/A
End of period	$8.16	$6.94	$14.02	$13.59	$13.21	$9.80	N/A	N/A
Accumulation units outstanding
at the end of period	76,114	124,328	371,929	371,351	215,801	62,710	N/A	N/A

JNL/MCM S&P 24 Division1071

Accumulation unit value:
Beginning of period	$7.11	$10.76	$10.18	$9.90	N/A	N/A	N/A	N/A
End of period	$8.30	$7.11	$10.76	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	44,119	45,297	49,507	51,256	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division618
Accumulation unit value:
Beginning of period	$9.77	$15.93	$15.09	$14.00	$12.73	$11.28	N/A	N/A
End of period	$13.25	$9.77	$15.93	$15.09	$14.00	$12.73	N/A	N/A
Accumulation units outstanding
at the end of period	51,987	53,808	65,576	58,688	38,194	14,864	N/A	N/A

JNL/MCM S&P 500 Index Division618

Accumulation unit value:
Beginning of period	$7.62	$12.43	$12.06	$10.67	$10.40	$9.57	N/A	N/A
End of period	$9.43	$7.62	$12.43	$12.06	$10.67	$10.40	N/A	N/A
Accumulation units outstanding
at the end of period	241,520	87,206	103,287	93,311	47,867	13,712	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	$9.58	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,384	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division618
Accumulation unit value:
Beginning of period	$10.81	$18.35	$20.85	$19.38	$18.11	$15.62	N/A	N/A
End of period	$11.14	$10.81	$18.35	$20.85	$19.38	$18.11	N/A	N/A
Accumulation units outstanding
at the end of period	65,886	66,429	277,418	253,623	120,785	33,197	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division618
Accumulation unit value:
Beginning of period	$9.48	$14.83	$15.42	$13.36	$13.04	$11.28	N/A	N/A
End of period	$11.87	$9.48	$14.83	$15.42	$13.36	$13.04	N/A	N/A
Accumulation units outstanding
at the end of period	69,994	62,551	71,659	84,064	34,435	11,332	N/A	N/A

JNL/MCM Technology Sector
Division829
Accumulation unit value:
Beginning of period	$3.81	$6.85	$6.09	$5.67	$5.13	N/A	N/A	N/A
End of period	$6.13	$3.81	$6.85	$6.09	$5.67	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	161,165	41,562	10,769	2,276	674	N/A	N/A	N/A

JNL/MCM Value Line 30 Division693

Accumulation unit value:
Beginning of period	$9.15	$17.72	$15.09	$15.58	$11.42	$10.08	N/A	N/A
End of period	$10.31	$9.15	$17.72	$15.09	$15.58	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	187,102	290,328	315,777	282,301	76,570	6,597	N/A	N/A

JNL/MCM VIP Division693

Accumulation unit value:
Beginning of period	$8.05	$14.32	$13.16	$11.94	$11.07	$10.09	N/A	N/A
End of period	$9.80	$8.05	$14.32	$13.16	$11.94	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	19,054	17,899	23,560	52,312	27,572	137	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division935
Accumulation unit value:
Beginning of period	$8.72	$15.01	$14.37	$12.50	$11.58	N/A	N/A	N/A
End of period	$11.95	$8.72	$15.01	$14.37	$12.50	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,538	12,406	17,593	13,994	3,325	N/A	N/A	N/A

JNL/PAM Asia ex-Japan
Division1895
Accumulation unit value:
Beginning of period	$4.80	$5.76	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.00	$4.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	62,920	280	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1821

Accumulation unit value:
Beginning of period	$4.15	$7.10	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.43	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	132,909	201,946	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.31	$10.90	$10.26	N/A	N/A	N/A	N/A	N/A
End of period	$11.88	$10.31	$10.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	69,615	84,215	31,655	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division618
Accumulation unit value:
Beginning of period	$14.61	$14.81	$13.93	$13.70	$13.63	$13.26	N/A	N/A
End of period	$16.58	$14.61	$14.81	$13.93	$13.70	$13.63	N/A	N/A
Accumulation units outstanding
at the end of period	161,603	147,275	62,612	56,040	25,683	15,016	N/A	N/A

JNL/PPM America Core
Equity Division935
Accumulation unit value:
Beginning of period	$12.41	$21.23	$23.29	$20.84	$19.54	N/A	N/A	N/A
End of period	$15.42	$12.41	$21.23	$23.29	$20.84	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,695	3,424	4,139	494	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.16	$13.46	$13.85	$12.75	$12.77	$12.42	N/A	N/A
End of period	$13.16	$9.16	$13.46	$13.85	$12.75	$12.77	N/A	N/A
Accumulation units outstanding
at the end of period	52,050	18,871	24,954	20,705	9,834	8,672	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1818
Accumulation unit value:
Beginning of period	$6.23	$10.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.20	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,672	1,895	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	$9.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.98	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,187	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division1901
Accumulation unit value:
Beginning of period	$5.92	$8.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,384	567	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1454

Accumulation unit value:
Beginning of period	$6.66	$9.92	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$9.29	$6.66	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	200,974	190,296	25,790	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1454
Accumulation unit value:
Beginning of period	$6.88	$9.91	$10.22	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	$6.88	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,757	1,713	17,214	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.25	$10.47	$10.75	N/A	N/A	N/A	N/A	N/A
End of period	$7.71	$6.25	$10.47	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,836	201	193	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.59	$10.52	$10.33	N/A	N/A	N/A	N/A	N/A
End of period	$8.85	$7.59	$10.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	731	-	1,467	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.73	$10.49	$10.07	N/A	N/A	N/A	N/A	N/A
End of period	$8.11	$6.73	$10.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,357	13,554	3,517	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.11	$8.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.62	$7.11	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,139	2,118	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1454
Accumulation unit value:
Beginning of period	$6.24	$9.92	$10.28	N/A	N/A	N/A	N/A	N/A
End of period	$9.64	$6.24	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,594	-	41,403	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division696
Accumulation unit value:
Beginning of period	$9.60	$16.06	$14.98	$13.19	$12.37	$11.45	N/A	N/A
End of period	$12.36	$9.60	$16.06	$14.98	$13.19	$12.37	N/A	N/A
Accumulation units outstanding
at the end of period	38,888	43,036	46,850	37,285	14,681	-	N/A	N/A

JNL/S&P Managed Conservative
Division726
Accumulation unit value:
Beginning of period	$9.85	$11.62	$11.13	$10.50	$10.31	$10.29	N/A	N/A
End of period	$10.99	$9.85	$11.62	$11.13	$10.50	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	178,687	141,182	132,771	63,560	62,355	739	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division650
Accumulation unit value:
Beginning of period	$10.12	$15.93	$14.92	$13.30	$12.60	$11.40	N/A	N/A
End of period	$12.73	$10.12	$15.93	$14.92	$13.30	$12.60	N/A	N/A
Accumulation units outstanding
at the end of period	1,045,903	141,245	151,509	149,340	88,206	4,584	N/A	N/A

JNL/S&P Managed Moderate
Division726
Accumulation unit value:
Beginning of period	$9.62	$12.43	$11.74	$10.83	$10.50	$10.44	N/A	N/A
End of period	$11.21	$9.62	$12.43	$11.74	$10.83	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	204,339	149,030	126,209	90,768	149,116	650	N/A	N/A

JNL/S&P Managed Moderate
Growth Division741
Accumulation unit value:
Beginning of period	$10.78	$15.14	$14.18	$12.86	$12.07	N/A	N/A	N/A
End of period	$13.08	$10.78	$15.14	$14.18	$12.86	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	180,115	169,814	146,306	154,159	103,797	N/A	N/A	N/A

JNL/S&P Retirement 2015
Division1076
Accumulation unit value:
Beginning of period	$7.97	$11.61	$10.82	$9.89	N/A	N/A	N/A	N/A
End of period	$9.37	$7.97	$11.61	$10.82	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,644	4,679	4,703	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1211
Accumulation unit value:
Beginning of period	$7.71	$11.77	$10.95	$10.92	N/A	N/A	N/A	N/A
End of period	$9.18	$7.71	$11.77	$10.95	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,353	2,473	1,387	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	$7.53	$11.92	$11.01	N/A	N/A	N/A	N/A	N/A
End of period	$9.06	$7.53	$11.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,800	1,719	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1454

Accumulation unit value:
Beginning of period	$6.36	$10.06	$10.51	N/A	N/A	N/A	N/A	N/A
End of period	$8.93	$6.36	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,781	-	20,097	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division618

Accumulation unit value:
Beginning of period	$21.14	$27.14	$25.70	$23.01	$22.24	$20.64	N/A	N/A
End of period	$24.86	$21.14	$27.14	$25.70	$23.01	$22.24	N/A	N/A
Accumulation units outstanding
at the end of period	49,220	40,158	65,922	44,402	1,914	725	N/A	N/A

JNL/Select Money Market
Division704
Accumulation unit value:
Beginning of period	$12.66	$12.60	$12.25	$11.93	$11.82	$11.82	N/A	N/A
End of period	$12.45	$12.66	$12.60	$12.25	$11.93	$11.82	N/A	N/A
Accumulation units outstanding
at the end of period	184,277	199,955	154,824	2,027	1,217	12,734	N/A	N/A

JNL/Select Value Division867

Accumulation unit value:
Beginning of period	$14.29	$21.82	$20.60	$17.33	$16.80	N/A	N/A	N/A
End of period	$17.41	$14.29	$21.82	$20.60	$17.33	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	48,900	35,549	35,375	23,182	2,266	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division790
Accumulation unit value:
Beginning of period	$17.62	$31.38	$29.01	$25.96	$23.87	N/A	N/A	N/A
End of period	$24.85	$17.62	$31.38	$29.01	$25.96	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,186	19,573	20,910	16,559	7,391	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division790
Accumulation unit value:
Beginning of period	$25.55	$43.81	$38.04	$36.25	$31.57	N/A	N/A	N/A
End of period	$36.86	$25.55	$43.81	$38.04	$36.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,717	24,368	23,708	11,736	5,564	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division1096
Accumulation unit value:
Beginning of period	$9.70	$10.49	$10.19	$9.98	N/A	N/A	N/A	N/A
End of period	$10.25	$9.70	$10.49	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,250	12,034	21,251	14,373	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division694
Accumulation unit value:
Beginning of period	$9.27	$15.84	$15.99	$13.56	$13.00	$11.95	N/A	N/A
End of period	$12.48	$9.27	$15.84	$15.99	$13.56	$13.00	N/A	N/A
Accumulation units outstanding
at the end of period	26,164	26,695	18,205	20,418	9,895	3,773	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.77%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division1455
Accumulation unit value:
Beginning of period	$10.66	$18.37	$18.83	N/A	N/A	N/A	N/A	N/A
End of period	$14.35	$10.66	$18.37	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,724	8,067	7,859	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division1456
Accumulation unit value:
Beginning of period	$8.81	$12.51	$12.81	N/A	N/A	N/A	N/A	N/A
End of period	$10.61	$8.81	$12.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,425	18,935	24,613	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division1455
Accumulation unit value:
Beginning of period	$16.68	$28.71	$29.93	N/A	N/A	N/A	N/A	N/A
End of period	$22.09	$16.68	$28.71	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,086	4,887	4,944	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division1456
Accumulation unit value:
Beginning of period	$5.77	$9.89	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$7.42	$5.77	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,050	14,378	15,295	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division1456

Accumulation unit value:
Beginning of period	$5.19	$10.42	$11.29	N/A	N/A	N/A	N/A	N/A
End of period	$6.13	$5.19	$10.42	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,811	15,437	13,954	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division1456

Accumulation unit value:
Beginning of period	$9.52	$18.83	$19.67	N/A	N/A	N/A	N/A	N/A
End of period	$12.26	$9.52	$18.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,336	8,298	8,013	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division1456
Accumulation unit value:
Beginning of period	$11.23	$20.04	$20.91	N/A	N/A	N/A	N/A	N/A
End of period	$14.27	$11.23	$20.04	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,274	7,600	7,536	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division1456
Accumulation unit value:
Beginning of period	$9.76	$15.92	$16.57	N/A	N/A	N/A	N/A	N/A
End of period	$13.24	$9.76	$15.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,049	8,618	9,512	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division1456
Accumulation unit value:
Beginning of period	$9.48	$14.82	$15.31	N/A	N/A	N/A	N/A	N/A
End of period	$11.86	$9.48	$14.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,099	8,972	10,295	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division1455
Accumulation unit value:
Beginning of period	$8.72	$15.00	$15.32	N/A	N/A	N/A	N/A	N/A
End of period	$11.94	$8.72	$15.00	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,224	9,879	9,660	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division1455
Accumulation unit value:
Beginning of period	$14.60	$14.80	$14.66	N/A	N/A	N/A	N/A	N/A
End of period	$16.56	$14.60	$14.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,555	5,943	10,094	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division1455
Accumulation unit value:
Beginning of period	$10.53	$20.30	$21.27	N/A	N/A	N/A	N/A	N/A
End of period	$14.96	$10.53	$20.30	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,750	16,631	13,914	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division1456
Accumulation unit value:
Beginning of period	$7.59	$10.52	$10.68	N/A	N/A	N/A	N/A	N/A
End of period	$8.85	$7.59	$10.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,683	10,853	14,759	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division1455
Accumulation unit value:
Beginning of period	$10.11	$15.92	$16.22	N/A	N/A	N/A	N/A	N/A
End of period	$12.72	$10.11	$15.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,660	8,388	9,123	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division1455
Accumulation unit value:
Beginning of period	$9.69	$10.49	$10.49	N/A	N/A	N/A	N/A	N/A
End of period	$10.25	$9.69	$10.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,574	8,743	14,110	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division1455
Accumulation unit value:
Beginning of period	$9.26	$15.83	$16.40	N/A	N/A	N/A	N/A	N/A
End of period	$12.47	$9.26	$15.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,033	26,318	27,598	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.795%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2181
Accumulation unit value:
Beginning of period	$12.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	77,196	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division990
Accumulation unit value:
Beginning of period	$8.16	$12.93	$15.49	$12.19	N/A	N/A	N/A	N/A
End of period	$10.63	$8.16	$12.93	$15.49	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,338	30,398	43,456	8,572	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division206
Accumulation unit value:
Beginning of period	$10.63	$18.32	$16.99	$14.11	$12.98	$11.36	$9.00	$8.55
End of period	$14.30	$10.63	$18.32	$16.99	$14.11	$12.98	$11.36	$9.00
Accumulation units outstanding
at the end of period	15,619	21,215	28,926	5,462	4,242	1,893	7,124	1,257

JNL/AIM Large Cap Growth
Division295
Accumulation unit value:
Beginning of period	$8.58	$14.01	$12.33	$11.63	$11.05	$10.22	$8.22	N/A
End of period	$10.47	$8.58	$14.01	$12.33	$11.63	$11.05	$10.22	N/A
Accumulation units outstanding
at the end of period	21,011	43,391	26,797	11,024	10,443	11,209	12,330	N/A

JNL/AIM Small Cap Growth
Division201
Accumulation unit value:
Beginning of period	$9.14	$15.43	$14.11	$12.55	$11.78	$11.22	$8.26	$7.48
End of period	$12.10	$9.14	$15.43	$14.11	$12.55	$11.78	$11.22	$8.26
Accumulation units outstanding
at the end of period	5,801	7,699	15,615	12,746	12,659	18,879	21,831	1,345

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division201
Accumulation unit value:
Beginning of period	$8.80	$12.49	$11.78	$10.82	$10.01	$9.31	$8.34	$8.11
End of period	$10.58	$8.80	$12.49	$11.78	$10.82	$10.01	$9.31	$8.34
Accumulation units outstanding
at the end of period	-	666	19,920	24,038	18,979	21,050	20,412	390

JNL/Capital Guardian
Global Diversified Research Division991
Accumulation unit value:
Beginning of period	$16.66	$29.49	$24.89	$23.72	N/A	N/A	N/A	N/A
End of period	$22.62	$16.66	$29.49	$24.89	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,186	2,331	2,667	71	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division335
Accumulation unit value:
Beginning of period	$16.62	$28.62	$26.56	$25.85	$25.14	$22.92	$19.48	N/A
End of period	$22.01	$16.62	$28.62	$26.56	$25.85	$25.14	$22.92	N/A
Accumulation units outstanding
at the end of period	-	263	6,767	4,136	4,609	6,202	4,904	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.55	$13.66	$11.33	N/A	N/A	N/A	N/A	N/A
End of period	$9.64	$6.55	$13.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,375	30,655	15,810	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.53	$10.67	$10.23	N/A	N/A	N/A	N/A	N/A
End of period	$8.01	$6.53	$10.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,220	5,889	1,108	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division201

Accumulation unit value:
Beginning of period	$11.03	$18.41	$18.64	$16.89	$16.63	$15.93	$13.02	$12.03
End of period	$14.49	$11.03	$18.41	$18.64	$16.89	$16.63	$15.93	$13.02
Accumulation units outstanding
at the end of period	-	-	7,243	7,587	8,630	7,448	9,894	301

JNL/Eagle SmallCap Equity
Division302
Accumulation unit value:
Beginning of period	$15.01	$24.77	$22.50	$19.07	$18.94	$16.23	$11.11	N/A
End of period	$19.98	$15.01	$24.77	$22.50	$19.07	$18.94	$16.23	N/A
Accumulation units outstanding
at the end of period	10,852	14,769	20,083	7,016	6,041	10,686	11,227	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.22	$9.92	$10.01	N/A	N/A	N/A	N/A	N/A
End of period	$7.95	$6.22	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	242,697	257,481	223,531	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.77	$9.89	$10.12	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	$5.77	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	73,181	96,212	548	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	$7.49	$10.85	$10.86	N/A	N/A	N/A	N/A	N/A
End of period	$9.78	$7.49	$10.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	69,948	104,229	18,705	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.01	$9.85	$10.23	N/A	N/A	N/A	N/A	N/A
End of period	$7.48	$6.01	$9.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	48,147	76,229	6,374	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division991
Accumulation unit value:
Beginning of period	$7.63	$11.62	$12.60	$11.31	N/A	N/A	N/A	N/A
End of period	$10.01	$7.63	$11.62	$12.60	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,581	30,857	10,162	248	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division305
Accumulation unit value:
Beginning of period	$18.19	$19.53	$18.59	$18.08	$17.93	$17.08	$15.97	N/A
End of period	$20.40	$18.19	$19.53	$18.59	$18.08	$17.93	$17.08	N/A
Accumulation units outstanding
at the end of period	19,207	2,723	12,657	12,889	14,828	17,242	18,875	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division1902
Accumulation unit value:
Beginning of period	$9.64	$9.97	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.64	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,048	3,210	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division991
Accumulation unit value:
Beginning of period	$8.11	$12.92	$12.80	$11.61	N/A	N/A	N/A	N/A
End of period	$10.56	$8.11	$12.92	$12.80	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,596	15,778	13,354	2,259	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2192
Accumulation unit value:
Beginning of period	$10.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,343	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division303
Accumulation unit value:
Beginning of period	$9.22	$16.91	$15.38	$11.86	$10.19	$8.46	$5.94	N/A
End of period	$11.79	$9.22	$16.91	$15.38	$11.86	$10.19	$8.46	N/A
Accumulation units outstanding
at the end of period	37,626	48,566	61,714	31,716	20,193	14,514	5,865	N/A

JNL/JPMorgan MidCap
Growth Division302
Accumulation unit value:
Beginning of period	$13.43	$24.61	$23.21	$21.09	$20.22	$17.45	$13.32	N/A
End of period	$18.86	$13.43	$24.61	$23.21	$21.09	$20.22	$17.45	N/A
Accumulation units outstanding
at the end of period	-	4,593	1,584	835	788	3,066	3,058	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division245
Accumulation unit value:
Beginning of period	$16.72	$15.98	$15.30	$15.08	$15.00	$14.71	$14.80	$14.68
End of period	$17.03	$16.72	$15.98	$15.30	$15.08	$15.00	$14.71	$14.80
Accumulation units outstanding
at the end of period	-	-	12,879	17,189	18,463	18,565	23,546	1,945

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.90	$14.06	$10.54	N/A	N/A	N/A	N/A	N/A
End of period	$11.64	$6.90	$14.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	58,050	34,097	12,259	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division201
Accumulation unit value:
Beginning of period	$11.58	$19.31	$20.19	$17.94	$16.78	$13.70	$10.82	$9.74
End of period	$15.88	$11.58	$19.31	$20.19	$17.94	$16.78	$13.70	$10.82
Accumulation units outstanding
at the end of period	-	1,091	10,022	11,049	13,341	13,424	8,604	1,121

JNL/Lazard Small Cap
Equity Division206
Accumulation unit value:
Beginning of period	$9.28	$15.38	$16.80	$14.64	$14.24	$12.57	$9.22	$8.43
End of period	$8.75	$9.28	$15.38	$16.80	$14.64	$14.24	$12.57	$9.22
Accumulation units outstanding
at the end of period	-	1,447	15,306	14,567	13,407	15,420	10,754	1,043

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1325
Accumulation unit value:
Beginning of period	$6.14	$9.80	$10.34	N/A	N/A	N/A	N/A	N/A
End of period	$7.51	$6.14	$9.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	117,386	117,386	117,386	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division206

Accumulation unit value:
Beginning of period	$7.50	$11.79	$12.35	$11.21	$11.75	$9.82	$7.52	$7.07
End of period	$11.27	$7.50	$11.79	$12.35	$11.21	$11.75	$9.82	$7.52
Accumulation units outstanding
at the end of period	-	485	61,392	82,301	95,927	85,407	65,590	736

JNL/MCM Bond Index Division305

Accumulation unit value:
Beginning of period	$11.91	$11.69	$11.19	$10.99	$10.99	$10.79	$10.73	N/A
End of period	$12.37	$11.91	$11.69	$11.19	$10.99	$10.99	$10.79	N/A
Accumulation units outstanding
at the end of period	-	1,246	5,419	5,710	4,459	2,529	921	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division519
Accumulation unit value:
Beginning of period	$3.60	$6.07	$5.92	$4.43	$4.47	$4.23	N/A	N/A
End of period	$4.44	$3.60	$6.07	$5.92	$4.43	$4.47	N/A	N/A
Accumulation units outstanding
at the end of period	10,677	29,759	2,176	742	746	749	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	$6.97	$10.02	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.11	$6.97	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,690	16,160	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division299

Accumulation unit value:
Beginning of period	$5.84	$11.02	$11.11	$8.73	$9.42	$9.33	$6.66	N/A
End of period	$6.65	$5.84	$11.02	$11.11	$8.73	$9.42	$9.33	N/A
Accumulation units outstanding
at the end of period	-	4,772	88,565	113,755	128,065	115,230	81,488	N/A

JNL/MCM Dow Dividend Division1022

Accumulation unit value:
Beginning of period	$5.18	$10.42	$11.79	$10.11	N/A	N/A	N/A	N/A
End of period	$6.12	$5.18	$10.42	$11.79	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,009	28,673	36,502	4,799	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division201
Accumulation unit value:
Beginning of period	$5.96	$9.75	$9.57	$8.34	$8.14	$7.45	$5.87	$5.34
End of period	$5.55	$5.96	$9.75	$9.57	$8.34	$8.14	$7.45	$5.88
Accumulation units outstanding
at the end of period	-	13,712	20,490	22,336	26,814	26,441	17,802	1,692

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division477
Accumulation unit value:
Beginning of period	$5.69	$11.73	$14.46	$12.40	$11.90	$10.67	$10.35	N/A
End of period	$6.63	$5.69	$11.73	$14.46	$12.40	$11.90	$10.67	N/A
Accumulation units outstanding
at the end of period	20,238	32,658	1,260	1,978	6,952	2,827	268	N/A

JNL/MCM Global 15 Division303

Accumulation unit value:
Beginning of period	$9.50	$18.80	$17.22	$12.51	$11.56	$9.19	$6.38	N/A
End of period	$12.23	$9.50	$18.80	$17.22	$12.51	$11.56	$9.19	N/A
Accumulation units outstanding
at the end of period	52,939	74,600	124,767	93,746	96,155	85,749	61,832	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division477
Accumulation unit value:
Beginning of period	$9.30	$12.33	$11.67	$11.18	$10.57	$10.41	$10.14	N/A
End of period	$11.05	$9.30	$12.33	$11.67	$11.18	$10.57	$10.41	N/A
Accumulation units outstanding
at the end of period	12,240	23,291	1,655	1,990	3,201	2,801	274	N/A

JNL/MCM Index 5 Division1363

Accumulation unit value:
Beginning of period	$6.81	$9.88	$10.09	N/A	N/A	N/A	N/A	N/A
End of period	$8.37	$6.81	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	88,094	91,912	93,191	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division218
Accumulation unit value:
Beginning of period	$11.22	$20.01	$18.45	$14.96	$13.44	$11.45	$8.49	$8.43
End of period	$14.24	$11.22	$20.01	$18.45	$14.96	$13.44	$11.45	$8.49
Accumulation units outstanding
at the end of period	16,780	25,456	34,279	26,393	16,922	18,970	9,146	61

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division687

Accumulation unit value:
Beginning of period	$7.77	$13.77	$13.83	$11.85	$10.90	$9.68	N/A	N/A
End of period	$9.48	$7.77	$13.77	$13.83	$11.85	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	482,054	555,138	597,406	130,847	58,212	4,613	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.32	$10.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.56	$6.32	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,130	17,398	N/A	N/A	N/A	N/A	N/A	N/A
JNL/MCM Nasdaq 25 Division1022

Accumulation unit value:
Beginning of period	$7.27	$12.66	$10.83	$10.23	N/A	N/A	N/A	N/A
End of period	$9.58	$7.27	$12.66	$10.83	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,028	11,601	14,071	324	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division561
Accumulation unit value:
Beginning of period	$22.07	$36.16	$27.22	$22.94	$17.07	$14.07	N/A	N/A
End of period	$26.03	$22.07	$36.16	$27.22	$22.94	$17.07	N/A	N/A
Accumulation units outstanding
at the end of period	7,110	4,774	28,239	7,243	13,345	308	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division201

Accumulation unit value:
Beginning of period	$6.92	$13.98	$13.55	$13.18	$9.78	$8.46	$7.24	$7.61
End of period	$8.13	$6.92	$13.98	$13.55	$13.18	$9.78	$8.46	$7.24
Accumulation units outstanding
at the end of period	-	961	77,424	98,416	108,435	103,380	81,020	416

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division299
Accumulation unit value:
Beginning of period	$9.75	$15.90	$15.07	$13.98	$12.71	$11.18	$8.10	N/A
End of period	$13.22	$9.75	$15.90	$15.07	$13.98	$12.71	$11.18	N/A
Accumulation units outstanding
at the end of period	-	1,268	20,661	24,343	27,464	28,909	20,800	N/A

JNL/MCM S&P 500 Index Division299

Accumulation unit value:
Beginning of period	$7.60	$12.40	$12.04	$10.65	$10.39	$9.61	$7.47	N/A
End of period	$9.40	$7.60	$12.40	$12.04	$10.65	$10.39	$9.61	N/A
Accumulation units outstanding
at the end of period	10,181	5,564	44,451	52,875	63,833	56,145	53,194	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division299
Accumulation unit value:
Beginning of period	$10.77	$18.29	$20.80	$19.34	$18.08	$16.35	$11.13	N/A
End of period	$11.10	$10.77	$18.29	$20.80	$19.34	$18.08	$16.35	N/A
Accumulation units outstanding
at the end of period	-	823	41,756	52,356	61,099	59,892	45,226	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division201
Accumulation unit value:
Beginning of period	$9.46	$14.80	$15.39	$13.34	$13.03	$11.30	$7.88	$7.22
End of period	$11.83	$9.46	$14.80	$15.39	$13.34	$13.03	$11.30	$7.88
Accumulation units outstanding
at the end of period	-	1,245	13,719	22,908	18,562	24,967	16,280	226

JNL/MCM Technology Sector
Division477
Accumulation unit value:
Beginning of period	$3.80	$6.83	$6.07	$5.65	$5.62	$5.66	$5.43	N/A
End of period	$6.11	$3.80	$6.83	$6.07	$5.65	$5.62	$5.66	N/A
Accumulation units outstanding
at the end of period	8,677	30,044	11,456	12,131	11,923	4,406	511	N/A

JNL/MCM Value Line 30 Division723

Accumulation unit value:
Beginning of period	$9.14	$17.70	$15.08	$15.57	$11.42	$11.13	N/A	N/A
End of period	$10.29	$9.14	$17.70	$15.08	$15.57	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	62,516	76,672	82,373	23,308	18,320	1,498	N/A	N/A

JNL/MCM VIP Division762

Accumulation unit value:
Beginning of period	$8.04	$14.30	$13.15	$11.94	$10.95	N/A	N/A	N/A
End of period	$9.79	$8.04	$14.30	$13.15	$11.94	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,178	5,098	29,285	25,327	2,049	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division309
Accumulation unit value:
Beginning of period	$8.70	$14.98	$14.34	$12.48	$11.17	$9.65	$6.68	N/A
End of period	$11.91	$8.70	$14.98	$14.34	$12.48	$11.17	$9.65	N/A
Accumulation units outstanding
at the end of period	5,738	8,671	36,680	48,539	47,115	37,346	13,183	N/A

JNL/PAM Asia ex-Japan
Division1856
Accumulation unit value:
Beginning of period	$4.80	$7.93	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.99	$4.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	61,918	8,422	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1856

Accumulation unit value:
Beginning of period	$4.15	$6.78	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.43	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	109,890	9,098	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.31	$10.90	$10.19	N/A	N/A	N/A	N/A	N/A
End of period	$11.87	$10.31	$10.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,483	63,774	41,667	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division201
Accumulation unit value:
Beginning of period	$14.56	$14.76	$13.89	$13.66	$13.60	$13.25	$12.88	$12.61
End of period	$16.51	$14.56	$14.76	$13.89	$13.66	$13.60	$13.25	$12.88
Accumulation units outstanding
at the end of period	89,457	84,167	63,150	49,611	58,309	56,607	74,816	904

JNL/PPM America Core
Equity Division335
Accumulation unit value:
Beginning of period	$12.35	$21.13	$23.20	$20.77	$19.44	$17.51	$15.02	N/A
End of period	$15.34	$12.35	$21.13	$23.20	$20.77	$19.44	$17.51	N/A
Accumulation units outstanding
at the end of period	-	-	1,385	984	778	778	2,433	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.12	$13.41	$13.81	$12.72	$12.73	$12.39	N/A	N/A
End of period	$13.11	$9.12	$13.41	$13.81	$12.72	$12.73	N/A	N/A
Accumulation units outstanding
at the end of period	9,378	7,056	51,673	47,184	46,585	42,120	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division313
Accumulation unit value:
Beginning of period	$10.49	$20.24	$21.84	$19.67	$19.09	$17.70	$14.56	N/A
End of period	$14.90	$10.49	$20.24	$21.84	$19.67	$19.09	$17.70	N/A
Accumulation units outstanding
at the end of period	9,086	11,664	8,724	1,888	2,355	4,375	3,523	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	$7.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,327	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.66	$9.71	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.28	$6.66	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	85,085	61,856	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$9.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,561	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division223
Accumulation unit value:
Beginning of period	$9.57	$16.01	$14.93	$13.16	$12.35	$11.16	$8.96	$8.98
End of period	$12.32	$9.57	$16.01	$14.93	$13.16	$12.35	$11.16	$8.96
Accumulation units outstanding
at the end of period	-	-	70,658	70,773	71,209	88,597	22,785	716

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	$9.84	$11.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.97	$9.84	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	54,038	191,395	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division202
Accumulation unit value:
Beginning of period	$10.08	$15.88	$14.88	$13.27	$12.57	$11.49	$9.61	$8.85
End of period	$12.68	$10.08	$15.88	$14.88	$13.27	$12.57	$11.49	$9.61
Accumulation units outstanding
at the end of period	-	13,924	123,727	132,446	147,633	141,102	113,034	6,265

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	$9.61	$12.42	$11.81	N/A	N/A	N/A	N/A	N/A
End of period	$11.19	$9.61	$12.42	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	27,898	-	94,919	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division171
Accumulation unit value:
Beginning of period	$10.74	$15.09	$14.14	$12.83	$12.27	$11.41	$9.86	$9.89
End of period	$13.03	$10.74	$15.09	$14.14	$12.83	$12.27	$11.41	$9.86
Accumulation units outstanding
at the end of period	72,236	79,352	99,945	111,661	118,687	119,978	117,753	15,052

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	$7.71	$10.51	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.17	$7.71	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	19,283	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$8.91	$11.09	$10.59	N/A	N/A	N/A	N/A	N/A
End of period	$10.00	$8.91	$11.09	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,774	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division245

Accumulation unit value:
Beginning of period	$21.04	$27.02	$25.60	$22.93	$22.17	$20.36	$17.05	$17.12
End of period	$24.74	$21.04	$27.02	$25.60	$22.93	$22.17	$20.36	$17.05
Accumulation units outstanding
at the end of period	-	1,397	23,906	25,346	30,884	29,211	19,046	1,620

JNL/Select Money Market
Division201
Accumulation unit value:
Beginning of period	$12.60	$12.55	$12.20	$11.88	$11.78	$11.90	$12.06	$12.08
End of period	$12.39	$12.60	$12.55	$12.20	$11.88	$11.78	$11.90	$12.06
Accumulation units outstanding
at the end of period	107,186	110,275	112,085	2,359	3,082	9,142	8,941	7,473

JNL/Select Value Division317

Accumulation unit value:
Beginning of period	$14.26	$21.78	$20.57	$17.32	$16.30	$14.46	$11.18	N/A
End of period	$17.37	$14.26	$21.78	$20.57	$17.32	$16.30	$14.46	N/A
Accumulation units outstanding
at the end of period	15,541	20,147	31,864	9,359	11,076	10,841	4,316	N/A

JNL/T.Rowe Price Established
Growth Division295
Accumulation unit value:
Beginning of period	$17.54	$31.24	$28.89	$25.87	$24.83	$23.00	$17.99	N/A
End of period	$24.72	$17.54	$31.24	$28.89	$25.87	$24.83	$23.00	N/A
Accumulation units outstanding
at the end of period	98,713	2,215	38,253	24,986	21,766	25,786	18,363	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division201
Accumulation unit value:
Beginning of period	$25.43	$43.62	$37.89	$36.12	$32.23	$27.80	$20.42	$17.85
End of period	$36.67	$25.43	$43.62	$37.89	$36.12	$32.23	$27.80	$20.42
Accumulation units outstanding
at the end of period	1,418	2,261	17,969	14,887	13,093	15,084	10,758	701

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	$9.69	$10.49	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$10.24	$9.69	$10.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	38,956	17,858	381	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division229
Accumulation unit value:
Beginning of period	$9.24	$15.80	$15.95	$13.53	$12.98	$11.47	$8.99	$8.93
End of period	$12.44	$9.24	$15.80	$15.95	$13.53	$12.98	$11.47	$8.99
Accumulation units outstanding
at the end of period	-	10,722	34,488	39,706	42,518	44,069	33,053	1,113

Accumulation Unit Values
Contract with Endorsements - 1.80%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2025
Accumulation unit value:
Beginning of period	$10.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,831	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2141
Accumulation unit value:
Beginning of period	$12.95	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,824	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2010
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	38,147	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2027
Accumulation unit value:
Beginning of period	$10.73	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	51,035	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division833
Accumulation unit value:
Beginning of period	$8.16	$12.93	$15.49	$11.56	$10.45	N/A	N/A	N/A
End of period	$10.63	$8.16	$12.93	$15.49	$11.56	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	360,008	345,060	328,185	166,714	40,142	N/A	N/A	N/A

JNL/AIM International
Growth Division123
Accumulation unit value:
Beginning of period	$10.62	$18.31	$16.98	$14.10	$12.97	$11.35	$8.99	$11.58
End of period	$14.29	$10.62	$18.31	$16.98	$14.10	$12.97	$11.35	$8.99
Accumulation units outstanding
at the end of period	187,232	183,721	181,877	114,822	47,038	17,431	5,075	-

JNL/AIM Large Cap Growth
Division94
Accumulation unit value:
Beginning of period	$8.58	$14.01	$12.32	$11.63	$11.04	$10.22	$8.01	$10.31
End of period	$10.47	$8.58	$14.01	$12.32	$11.63	$11.04	$10.22	$8.01
Accumulation units outstanding
at the end of period	224,738	167,159	165,447	130,046	115,451	54,147	25,241	-

JNL/AIM Small Cap Growth
Division136
Accumulation unit value:
Beginning of period	$9.13	$15.43	$14.11	$12.54	$11.78	$11.22	$8.25	$9.94
End of period	$12.09	$9.13	$15.43	$14.11	$12.54	$11.78	$11.22	$8.25
Accumulation units outstanding
at the end of period	130,096	121,413	161,706	71,098	47,619	23,116	16,008	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division159
Accumulation unit value:
Beginning of period	$8.79	$12.48	$11.77	$10.82	$10.01	$9.31	$8.33	$8.39
End of period	$10.58	$8.79	$12.48	$11.77	$10.82	$10.01	$9.31	$8.33
Accumulation units outstanding
at the end of period	465,937	446,830	287,543	238,856	188,160	72,323	27,514	-

JNL/Capital Guardian
Global Diversified Research Division648
Accumulation unit value:
Beginning of period	$16.65	$29.48	$24.88	$22.35	$22.33	$19.18	N/A	N/A
End of period	$22.61	$16.65	$29.48	$24.88	$22.35	$22.33	N/A	N/A
Accumulation units outstanding
at the end of period	110,556	74,965	55,693	14,614	8,831	191	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1459
Accumulation unit value:
Beginning of period	$4.46	$9.86	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$6.69	$4.46	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	275,078	64,877	5,466	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division136
Accumulation unit value:
Beginning of period	$16.61	$28.60	$26.54	$25.83	$25.13	$22.91	$17.22	$20.30
End of period	$21.99	$16.61	$28.60	$26.54	$25.83	$25.13	$22.91	$17.22
Accumulation units outstanding
at the end of period	136,424	106,841	80,304	52,762	41,539	12,208	4,518	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.55	$13.66	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.64	$6.55	$13.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	753,812	444,154	338,258	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.53	$10.66	$9.86	N/A	N/A	N/A	N/A	N/A
End of period	$8.00	$6.53	$10.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	69,952	93,402	16,006	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division154

Accumulation unit value:
Beginning of period	$11.02	$18.40	$18.63	$16.88	$16.63	$15.92	$13.02	$13.23
End of period	$14.48	$11.02	$18.40	$18.63	$16.88	$16.63	$15.92	$13.02
Accumulation units outstanding
at the end of period	97,303	50,877	64,340	41,203	31,912	17,893	7,347	-

JNL/Eagle SmallCap Equity
Division144
Accumulation unit value:
Beginning of period	$15.01	$24.76	$22.49	$19.07	$18.93	$16.23	$11.80	$13.73
End of period	$19.97	$15.01	$24.76	$22.49	$19.07	$18.93	$16.23	$11.80
Accumulation units outstanding
at the end of period	210,008	205,368	169,983	44,370	19,447	10,778	2,609	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.22	$9.92	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.95	$6.22	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,864,043	2,100,692	1,667,775	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.77	$9.89	$10.12	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	$5.77	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	231,214	182,127	190,210	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1070
Accumulation unit value:
Beginning of period	$7.49	$10.85	$10.85	$9.95	N/A	N/A	N/A	N/A
End of period	$9.78	$7.49	$10.85	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	538,051	473,888	420,179	146,262	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.01	$9.85	$9.95	N/A	N/A	N/A	N/A	N/A
End of period	$7.48	$6.01	$9.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	247,302	242,828	259,066	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division829
Accumulation unit value:
Beginning of period	$7.63	$11.62	$12.60	$10.90	$9.83	N/A	N/A	N/A
End of period	$10.01	$7.63	$11.62	$12.60	$10.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	195,802	144,173	120,636	85,866	24,429	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division170
Accumulation unit value:
Beginning of period	$18.18	$19.52	$18.58	$18.07	$17.92	$17.07	$15.31	$14.39
End of period	$20.39	$18.18	$19.52	$18.58	$18.07	$17.92	$17.07	$15.31
Accumulation units outstanding
at the end of period	226,945	259,687	259,960	261,256	106,933	48,105	16,962	-

JNL/Goldman Sachs Emerging
Markets Debt Division1902
Accumulation unit value:
Beginning of period	$9.64	$9.97	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.64	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	60,348	6,376	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division870
Accumulation unit value:
Beginning of period	$8.11	$12.92	$12.79	$11.25	$10.99	N/A	N/A	N/A
End of period	$10.56	$8.11	$12.92	$12.79	$11.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	276,861	249,145	234,233	106,403	38,079	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2131
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	156,143	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division338
Accumulation unit value:
Beginning of period	$9.22	$16.90	$15.37	$11.86	$10.18	$8.46	$6.46	N/A
End of period	$11.78	$9.22	$16.90	$15.37	$11.86	$10.18	$8.46	N/A
Accumulation units outstanding
at the end of period	394,954	463,956	421,596	267,551	85,794	26,346	5,525	N/A

JNL/JPMorgan MidCap
Growth Division94
Accumulation unit value:
Beginning of period	$13.42	$24.60	$23.20	$21.08	$20.21	$17.44	$13.09	$16.80
End of period	$18.84	$13.42	$24.60	$23.20	$21.08	$20.21	$17.44	$13.09
Accumulation units outstanding
at the end of period	56,724	38,160	50,331	12,928	8,573	10,189	1,909	-

JNL/JPMorgan U.S. Government
& Quality Bond Division144
Accumulation unit value:
Beginning of period	$16.71	$15.97	$15.29	$15.07	$14.99	$14.70	$14.79	$13.94
End of period	$17.02	$16.71	$15.97	$15.29	$15.07	$14.99	$14.70	$14.79
Accumulation units outstanding
at the end of period	335,795	343,446	105,857	104,441	50,556	35,583	26,130	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1063
Accumulation unit value:
Beginning of period	$6.90	$14.06	$10.86	$9.98	N/A	N/A	N/A	N/A
End of period	$11.63	$6.90	$14.06	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	496,438	397,673	322,728	40,693	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division94
Accumulation unit value:
Beginning of period	$11.57	$19.30	$20.18	$17.93	$16.78	$13.70	$10.82	$13.20
End of period	$15.87	$11.57	$19.30	$20.18	$17.93	$16.78	$13.70	$10.82
Accumulation units outstanding
at the end of period	243,714	266,004	287,610	188,485	118,883	83,154	16,050	-

JNL/Lazard Small Cap
Equity Division94
Accumulation unit value:
Beginning of period	$9.27	$15.37	$16.79	$14.64	$14.24	$12.57	$9.22	$12.18
End of period	$8.74	$9.27	$15.37	$16.79	$14.64	$14.24	$12.57	$9.22
Accumulation units outstanding
at the end of period	-	195,203	169,751	130,537	81,707	34,491	14,816	-

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$7.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,861	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$10.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.23	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,461	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1314
Accumulation unit value:
Beginning of period	$6.14	$9.80	$10.17	N/A	N/A	N/A	N/A	N/A
End of period	$7.51	$6.14	$9.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	217,054	207,319	56,165	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division138

Accumulation unit value:
Beginning of period	$7.50	$11.78	$12.35	$11.20	$11.75	$9.81	$7.52	$9.18
End of period	$11.26	$7.50	$11.78	$12.35	$11.20	$11.75	$9.81	$7.52
Accumulation units outstanding
at the end of period	649,719	854,235	1,130,975	1,070,384	836,522	576,738	192,157	-

JNL/MCM Bond Index Division154

Accumulation unit value:
Beginning of period	$11.91	$11.69	$11.19	$10.99	$10.98	$10.79	$10.67	$10.25
End of period	$12.37	$11.91	$11.69	$11.19	$10.99	$10.98	$10.79	$10.67
Accumulation units outstanding
at the end of period	374,878	270,990	340,773	254,178	171,692	136,129	46,945	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division518
Accumulation unit value:
Beginning of period	$3.60	$6.07	$5.92	$4.43	$4.47	$4.28	N/A	N/A
End of period	$4.44	$3.60	$6.07	$5.92	$4.43	$4.47	N/A	N/A
Accumulation units outstanding
at the end of period	147,255	161,320	268,844	143,508	21,271	10,043	N/A	N/A

JNL/MCM Consumer Brands
Sector Division516
Accumulation unit value:
Beginning of period	$6.96	$10.32	$11.41	$10.24	$10.68	$9.98	N/A	N/A
End of period	$9.11	$6.96	$10.32	$11.41	$10.24	$10.68	N/A	N/A
Accumulation units outstanding
at the end of period	46,068	37,206	19,656	15,418	10,159	3,959	N/A	N/A

JNL/MCM Dow 10 Division94

Accumulation unit value:
Beginning of period	$5.84	$11.02	$11.11	$8.73	$9.42	$9.32	$7.55	$9.00
End of period	$6.65	$5.84	$11.02	$11.11	$8.73	$9.42	$9.32	$7.55
Accumulation units outstanding
at the end of period	1,059,947	1,197,018	1,482,826	1,392,430	1,036,380	709,081	229,647	-

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.18	$10.42	$11.79	$10.00	N/A	N/A	N/A	N/A
End of period	$6.12	$5.18	$10.42	$11.79	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	931,446	997,267	939,309	550,216	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division136
Accumulation unit value:
Beginning of period	$5.95	$9.74	$9.56	$8.33	$8.14	$7.45	$5.87	$7.00
End of period	$5.54	$5.95	$9.74	$9.56	$8.33	$8.14	$7.45	$5.87
Accumulation units outstanding
at the end of period	-	160,526	139,299	125,326	113,759	98,582	6,221	-

JNL/MCM European 30 Division1910

Accumulation unit value:
Beginning of period	$8.59	$8.11	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.90	$8.59	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,225	261	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division528
Accumulation unit value:
Beginning of period	$5.68	$11.73	$14.45	$12.40	$11.89	$11.38	N/A	N/A
End of period	$6.62	$5.68	$11.73	$14.45	$12.40	$11.89	N/A	N/A
Accumulation units outstanding
at the end of period	480,320	184,078	119,208	78,077	44,970	11,464	N/A	N/A

JNL/MCM Global 15 Division138

Accumulation unit value:
Beginning of period	$9.50	$18.79	$17.22	$12.51	$11.56	$9.19	$7.02	$8.22
End of period	$12.23	$9.50	$18.79	$17.22	$12.51	$11.56	$9.19	$7.02
Accumulation units outstanding
at the end of period	1,097,079	1,311,309	1,572,793	1,214,985	886,912	598,495	159,404	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2193

Accumulation unit value:
Beginning of period	$9.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,167	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division492
Accumulation unit value:
Beginning of period	$9.29	$12.32	$11.66	$11.17	$10.57	$10.47	N/A	N/A
End of period	$11.04	$9.29	$12.32	$11.66	$11.17	$10.57	N/A	N/A
Accumulation units outstanding
at the end of period	232,216	239,584	201,812	143,813	99,345	20,018	N/A	N/A

JNL/MCM Index 5 Division1326

Accumulation unit value:
Beginning of period	$6.81	$9.88	$10.26	N/A	N/A	N/A	N/A	N/A
End of period	$8.37	$6.81	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	171,809	153,600	68,965	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division154
Accumulation unit value:
Beginning of period	$11.21	$20.00	$18.45	$14.96	$13.44	$11.45	$8.49	$9.61
End of period	$14.24	$11.21	$20.00	$18.45	$14.96	$13.44	$11.45	$8.49
Accumulation units outstanding
at the end of period	419,742	432,621	486,372	423,138	270,082	137,253	29,956	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division683

Accumulation unit value:
Beginning of period	$7.77	$13.77	$13.82	$11.85	$10.90	$9.71	N/A	N/A
End of period	$9.48	$7.77	$13.77	$13.82	$11.85	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	7,465,163	8,706,316	9,483,461	5,729,324	1,692,374	189,770	N/A	N/A

JNL/MCM JNL Optimized
5 Division1062
Accumulation unit value:
Beginning of period	$6.32	$11.94	$10.71	$10.00	N/A	N/A	N/A	N/A
End of period	$8.55	$6.32	$11.94	$10.71	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	604,687	657,291	469,021	325,754	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division683

Accumulation unit value:
Beginning of period	$7.27	$12.66	$10.83	$10.52	$10.82	$9.81	N/A	N/A
End of period	$9.58	$7.27	$12.66	$10.83	$10.52	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	265,340	301,982	335,992	224,099	106,515	16,498	N/A	N/A

JNL/MCM NYSE International
25 Division1306
Accumulation unit value:
Beginning of period	$6.13	$11.54	$10.15	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	$6.13	$11.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	126,160	111,278	110,462	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division492
Accumulation unit value:
Beginning of period	$22.06	$36.14	$27.20	$22.93	$17.07	$13.17	N/A	N/A
End of period	$26.02	$22.06	$36.14	$27.20	$22.93	$17.07	N/A	N/A
Accumulation units outstanding
at the end of period	389,034	310,560	277,897	216,191	86,513	20,400	N/A	N/A

JNL/MCM Pacific Rim
30 Division1935
Accumulation unit value:
Beginning of period	$9.56	$8.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	$9.56	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,657	101	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division138

Accumulation unit value:
Beginning of period	$6.91	$13.97	$13.55	$13.18	$9.77	$8.46	$7.24	$9.28
End of period	$8.13	$6.91	$13.97	$13.55	$13.18	$9.77	$8.46	$7.24
Accumulation units outstanding
at the end of period	966,602	1,092,343	1,354,738	1,205,913	938,711	672,916	193,964	-

JNL/MCM S&P 24 Division1088

Accumulation unit value:
Beginning of period	$7.10	$10.75	$10.18	$9.51	N/A	N/A	N/A	N/A
End of period	$8.29	$7.10	$10.75	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	49,488	69,456	70,368	22,401	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division136
Accumulation unit value:
Beginning of period	$9.74	$15.90	$15.06	$13.98	$12.71	$11.18	$8.46	$10.09
End of period	$13.21	$9.74	$15.90	$15.06	$13.98	$12.71	$11.18	$8.46
Accumulation units outstanding
at the end of period	398,505	392,712	434,803	364,520	292,483	173,597	30,238	-

JNL/MCM S&P 500 Index Division123

Accumulation unit value:
Beginning of period	$7.60	$12.40	$12.04	$10.65	$10.39	$9.61	$7.66	$9.39
End of period	$9.40	$7.60	$12.40	$12.04	$10.65	$10.39	$9.61	$7.66
Accumulation units outstanding
at the end of period	924,762	699,963	698,692	615,896	505,570	314,177	89,245	-

JNL/MCM S&P SMid 60 Division1306

Accumulation unit value:
Beginning of period	$6.05	$8.82	$10.18	N/A	N/A	N/A	N/A	N/A
End of period	$9.60	$6.05	$8.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	132,085	67,138	49,154	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division138
Accumulation unit value:
Beginning of period	$10.76	$18.28	$20.79	$19.34	$18.07	$16.34	$11.24	$13.47
End of period	$11.09	$10.76	$18.28	$20.79	$19.34	$18.07	$16.34	$11.24
Accumulation units outstanding
at the end of period	513,525	550,100	681,479	633,691	470,597	337,307	93,432	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division136
Accumulation unit value:
Beginning of period	$9.46	$14.80	$15.39	$13.34	$13.03	$11.30	$7.88	$9.74
End of period	$11.83	$9.46	$14.80	$15.39	$13.34	$13.03	$11.30	$7.88
Accumulation units outstanding
at the end of period	572,325	387,456	376,262	305,135	234,526	143,303	34,562	-

JNL/MCM Technology Sector
Division558
Accumulation unit value:
Beginning of period	$3.79	$6.83	$6.07	$5.65	$5.62	$5.49	N/A	N/A
End of period	$6.11	$3.79	$6.83	$6.07	$5.65	$5.62	N/A	N/A
Accumulation units outstanding
at the end of period	608,366	344,287	450,832	147,335	97,624	27,866	N/A	N/A
JNL/MCM Value Line 30 Division683

Accumulation unit value:
Beginning of period	$9.13	$17.70	$15.08	$15.57	$11.42	$9.52	N/A	N/A
End of period	$10.29	$9.13	$17.70	$15.08	$15.57	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	1,149,053	1,417,711	1,563,679	1,213,286	555,854	67,277	N/A	N/A

JNL/MCM VIP Division683

Accumulation unit value:
Beginning of period	$8.04	$14.30	$13.15	$11.94	$11.07	$9.75	N/A	N/A
End of period	$9.78	$8.04	$14.30	$13.15	$11.94	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	492,526	540,274	588,910	581,888	273,822	17,150	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division94
Accumulation unit value:
Beginning of period	$8.70	$14.97	$14.34	$12.48	$11.17	$9.64	$6.99	$9.11
End of period	$11.91	$8.70	$14.97	$14.34	$12.48	$11.17	$9.64	$6.99
Accumulation units outstanding
at the end of period	255,617	260,138	271,219	258,282	147,965	49,947	9,652	-

JNL/PAM Asia ex-Japan
Division1771
Accumulation unit value:
Beginning of period	$4.80	$8.94	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.99	$4.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	117,275	25,063	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1778

Accumulation unit value:
Beginning of period	$4.15	$7.85	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.43	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	377,454	96,546	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.31	$10.90	$10.09	N/A	N/A	N/A	N/A	N/A
End of period	$11.87	$10.31	$10.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	762,241	891,261	88,682	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division123
Accumulation unit value:
Beginning of period	$14.55	$14.76	$13.88	$13.66	$13.59	$13.25	$12.87	$12.31
End of period	$16.50	$14.55	$14.76	$13.88	$13.66	$13.59	$13.25	$12.87
Accumulation units outstanding
at the end of period	1,203,641	1,025,452	621,634	460,346	332,970	131,014	56,973	-

JNL/PPM America Core
Equity Division119
Accumulation unit value:
Beginning of period	$12.34	$21.12	$23.19	$20.75	$19.43	$17.50	$14.01	$17.18
End of period	$15.33	$12.34	$21.12	$23.19	$20.75	$19.43	$17.50	$14.01
Accumulation units outstanding
at the end of period	-	14,734	12,300	10,650	5,274	1,667	410	-

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.12	$13.40	$13.80	$12.71	$12.73	$12.38	N/A	N/A
End of period	$13.10	$9.12	$13.40	$13.80	$12.71	$12.73	N/A	N/A
Accumulation units outstanding
at the end of period	374,971	268,515	330,750	272,071	138,839	79,322	N/A	N/A

JNL/PPM America Mid
Cap Value Division1786
Accumulation unit value:
Beginning of period	$5.62	$10.22	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.14	$5.62	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	73,196	20,337	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1782
Accumulation unit value:
Beginning of period	$6.23	$10.26	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.20	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,797	27,528	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division119
Accumulation unit value:
Beginning of period	$10.49	$20.23	$21.82	$19.66	$19.08	$17.70	$14.47	$17.81
End of period	$14.89	$10.49	$20.23	$21.82	$19.66	$19.08	$17.70	$14.47
Accumulation units outstanding
at the end of period	133,479	44,229	40,697	38,952	25,562	13,478	2,705	-

JNL/Red Rocks Listed
Private Equity Division1902
Accumulation unit value:
Beginning of period	$5.92	$9.21	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	44,295	11,702	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1460

Accumulation unit value:
Beginning of period	$6.66	$9.92	$9.93	N/A	N/A	N/A	N/A	N/A
End of period	$9.28	$6.66	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	747,778	641,198	11,573	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1469
Accumulation unit value:
Beginning of period	$6.87	$9.91	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	$6.87	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,522	42,352	609	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.25	$10.47	$10.25	N/A	N/A	N/A	N/A	N/A
End of period	$7.70	$6.25	$10.47	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	124,950	110,741	82,100	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.58	$10.52	$10.07	N/A	N/A	N/A	N/A	N/A
End of period	$8.84	$7.58	$10.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	188,628	178,876	50,237	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.72	$10.49	$9.72	N/A	N/A	N/A	N/A	N/A
End of period	$8.10	$6.72	$10.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	141,535	131,522	31,587	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.10	$9.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.61	$7.10	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	85,567	71,462	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1469
Accumulation unit value:
Beginning of period	$6.24	$9.91	$9.99	N/A	N/A	N/A	N/A	N/A
End of period	$9.63	$6.24	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	98,481	39,973	610	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division112
Accumulation unit value:
Beginning of period	$9.56	$16.00	$14.93	$13.15	$12.34	$11.16	$8.96	$10.80
End of period	$12.31	$9.56	$16.00	$14.93	$13.15	$12.34	$11.16	$8.96
Accumulation units outstanding
at the end of period	713,615	758,273	727,654	496,932	379,833	326,453	5,023	-

JNL/S&P Managed Conservative
Division678
Accumulation unit value:
Beginning of period	$9.83	$11.61	$11.12	$10.50	$10.31	$9.98	N/A	N/A
End of period	$10.97	$9.83	$11.61	$11.12	$10.50	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	793,391	682,341	374,301	148,356	123,557	30,062	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division121
Accumulation unit value:
Beginning of period	$10.08	$15.87	$14.87	$13.26	$12.57	$11.49	$9.61	$11.06
End of period	$12.68	$10.08	$15.87	$14.87	$13.26	$12.57	$11.49	$9.61
Accumulation units outstanding
at the end of period	1,642,743	1,710,813	1,723,370	1,480,802	1,172,320	999,841	237,317	-

JNL/S&P Managed Moderate
Division686
Accumulation unit value:
Beginning of period	$9.60	$12.41	$11.73	$10.82	$10.49	$9.87	N/A	N/A
End of period	$11.19	$9.60	$12.41	$11.73	$10.82	$10.49	N/A	N/A
Accumulation units outstanding
at the end of period	896,799	838,291	585,444	357,437	214,786	29,050	N/A	N/A

JNL/S&P Managed Moderate
Growth Division133
Accumulation unit value:
Beginning of period	$10.74	$15.08	$14.13	$12.83	$12.27	$11.40	$9.86	$10.46
End of period	$13.02	$10.74	$15.08	$14.13	$12.83	$12.27	$11.40	$9.86
Accumulation units outstanding
at the end of period	1,991,407	1,941,105	1,716,919	1,459,037	967,418	561,622	212,843	-

JNL/S&P Retirement 2015
Division1020
Accumulation unit value:
Beginning of period	$7.96	$11.60	$10.81	$10.14	N/A	N/A	N/A	N/A
End of period	$9.36	$7.96	$11.60	$10.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	66,986	25,697	18,072	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1153
Accumulation unit value:
Beginning of period	$7.71	$11.76	$10.94	$10.23	N/A	N/A	N/A	N/A
End of period	$9.17	$7.71	$11.76	$10.94	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	24,273	7,081	41	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1181
Accumulation unit value:
Beginning of period	$7.52	$11.91	$11.01	$10.61	N/A	N/A	N/A	N/A
End of period	$9.05	$7.52	$11.91	$11.01	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	14,020	8,479	40	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1105
Accumulation unit value:
Beginning of period	$8.91	$11.09	$10.56	$9.87	N/A	N/A	N/A	N/A
End of period	$9.99	$8.91	$11.09	$10.56	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	59,301	37,771	2,275	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1469

Accumulation unit value:
Beginning of period	$6.36	$10.06	$10.07	N/A	N/A	N/A	N/A	N/A
End of period	$8.92	$6.36	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	51,211	41,761	604	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division154

Accumulation unit value:
Beginning of period	$21.03	$27.01	$25.58	$22.92	$22.16	$20.35	$17.04	$16.78
End of period	$24.72	$21.03	$27.01	$25.58	$22.92	$22.16	$20.35	$17.04
Accumulation units outstanding
at the end of period	317,554	353,971	298,899	246,868	240,436	190,801	28,730	-

JNL/Select Money Market
Division121
Accumulation unit value:
Beginning of period	$12.59	$12.54	$12.19	$11.88	$11.77	$11.89	$12.05	$12.11
End of period	$12.38	$12.59	$12.54	$12.19	$11.88	$11.77	$11.89	$12.05
Accumulation units outstanding
at the end of period	1,196,562	2,299,781	1,194,503	342,848	138,552	45,325	13,133	-

JNL/Select Value Division275

Accumulation unit value:
Beginning of period	$14.26	$21.79	$20.57	$17.32	$16.30	$14.46	$10.26	N/A
End of period	$17.37	$14.26	$21.79	$20.57	$17.32	$16.30	$14.46	N/A
Accumulation units outstanding
at the end of period	228,160	212,262	222,501	176,518	74,731	24,436	3,776	N/A

JNL/T.Rowe Price Established
Growth Division235
Accumulation unit value:
Beginning of period	$17.53	$31.22	$28.87	$25.86	$24.81	$22.99	$17.93	$19.07
End of period	$24.70	$17.53	$31.22	$28.87	$25.86	$24.81	$22.99	$17.93
Accumulation units outstanding
at the end of period	284,159	269,100	239,171	124,048	81,098	34,910	8,179	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division132
Accumulation unit value:
Beginning of period	$25.41	$43.59	$37.86	$36.10	$32.21	$27.78	$20.41	$24.90
End of period	$36.64	$25.41	$43.59	$37.86	$36.10	$32.21	$27.78	$20.41
Accumulation units outstanding
at the end of period	207,246	205,925	188,210	125,535	81,649	42,426	11,904	-

JNL/T.Rowe Price Short-Term
Bond Division1086
Accumulation unit value:
Beginning of period	$9.68	$10.49	$10.19	$10.00	N/A	N/A	N/A	N/A
End of period	$10.24	$9.68	$10.49	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	207,360	200,512	128,785	56,974	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division94

Accumulation unit value:
Beginning of period	$9.23	$15.79	$15.95	$13.53	$12.97	$11.47	$8.99	$11.20
End of period	$12.43	$9.23	$15.79	$15.95	$13.53	$12.97	$11.47	$8.99
Accumulation units outstanding
at the end of period	581,296	511,178	419,876	311,963	203,584	106,640	25,272	-

Accumulation Unit Values
Contract with Endorsements - 1.81%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2025
Accumulation unit value:
Beginning of period	$10.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	79,755	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2017
Accumulation unit value:
Beginning of period	$10.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	249,048	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2100
Accumulation unit value:
Beginning of period	$12.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	539,784	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2108
Accumulation unit value:
Beginning of period	$12.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	486,567	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division827
Accumulation unit value:
Beginning of period	$8.16	$12.92	$15.48	$11.56	$10.23	N/A	N/A	N/A
End of period	$10.62	$8.16	$12.92	$15.48	$11.56	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	800,895	651,312	553,796	777,249	56,154	N/A	N/A	N/A

JNL/AIM International
Growth Division573
Accumulation unit value:
Beginning of period	$10.61	$18.28	$16.96	$14.09	$12.96	$11.39	N/A	N/A
End of period	$14.27	$10.61	$18.28	$16.96	$14.09	$12.96	N/A	N/A
Accumulation units outstanding
at the end of period	378,848	387,084	487,716	318,825	74,494	23,827	N/A	N/A

JNL/AIM Large Cap Growth
Division585
Accumulation unit value:
Beginning of period	$8.57	$14.00	$12.32	$11.63	$11.04	$10.23	N/A	N/A
End of period	$10.46	$8.57	$14.00	$12.32	$11.63	$11.04	N/A	N/A
Accumulation units outstanding
at the end of period	641,639	530,007	356,510	227,708	144,773	54,210	N/A	N/A

JNL/AIM Small Cap Growth
Division585
Accumulation unit value:
Beginning of period	$9.13	$15.42	$14.10	$12.54	$11.77	$10.84	N/A	N/A
End of period	$12.08	$9.13	$15.42	$14.10	$12.54	$11.77	N/A	N/A
Accumulation units outstanding
at the end of period	237,109	155,723	154,085	108,859	83,533	32,062	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division589
Accumulation unit value:
Beginning of period	$8.78	$12.47	$11.77	$10.81	$10.00	$9.27	N/A	N/A
End of period	$10.57	$8.78	$12.47	$11.77	$10.81	$10.00	N/A	N/A
Accumulation units outstanding
at the end of period	561,219	571,526	562,716	474,599	224,846	80,070	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division597
Accumulation unit value:
Beginning of period	$16.63	$29.44	$24.85	$22.33	$22.31	$20.30	N/A	N/A
End of period	$22.57	$16.63	$29.44	$24.85	$22.33	$22.31	N/A	N/A
Accumulation units outstanding
at the end of period	215,974	233,134	199,772	50,156	12,019	3,827	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1451
Accumulation unit value:
Beginning of period	$4.46	$9.86	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$6.69	$4.46	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	346,522	65,046	29,967	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division595
Accumulation unit value:
Beginning of period	$16.59	$28.57	$26.51	$25.80	$25.10	$24.73	N/A	N/A
End of period	$21.96	$16.59	$28.57	$26.51	$25.80	$25.10	N/A	N/A
Accumulation units outstanding
at the end of period	182,548	151,183	90,588	44,624	12,702	9,327	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.54	$13.66	$10.09	N/A	N/A	N/A	N/A	N/A
End of period	$9.64	$6.54	$13.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,328,677	1,543,380	1,737,492	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.53	$10.66	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.00	$6.53	$10.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	261,823	135,904	111,214	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division573

Accumulation unit value:
Beginning of period	$11.01	$18.38	$18.61	$16.87	$16.61	$15.51	N/A	N/A
End of period	$14.46	$11.01	$18.38	$18.61	$16.87	$16.61	N/A	N/A
Accumulation units outstanding
at the end of period	83,625	54,805	51,997	57,770	41,370	29,981	N/A	N/A

JNL/Eagle SmallCap Equity
Division573
Accumulation unit value:
Beginning of period	$14.99	$24.73	$22.47	$19.05	$18.92	$16.71	N/A	N/A
End of period	$19.94	$14.99	$24.73	$22.47	$19.05	$18.92	N/A	N/A
Accumulation units outstanding
at the end of period	239,445	243,400	246,366	161,453	44,756	35,309	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.22	$9.92	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.95	$6.22	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,411,657	2,411,225	2,601,510	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.77	$9.89	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	$5.77	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	535,278	283,304	285,052	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1070
Accumulation unit value:
Beginning of period	$7.49	$10.85	$10.85	$9.95	N/A	N/A	N/A	N/A
End of period	$9.77	$7.49	$10.85	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,293,643	1,151,543	954,738	373,260	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.01	$9.85	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.48	$6.01	$9.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	415,487	291,347	311,287	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division827
Accumulation unit value:
Beginning of period	$7.63	$11.61	$12.60	$10.90	$10.08	N/A	N/A	N/A
End of period	$10.01	$7.63	$11.61	$12.60	$10.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	452,649	435,495	360,868	348,028	55,311	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division391
Accumulation unit value:
Beginning of period	$18.16	$19.50	$18.56	$18.05	$17.91	$17.06	$16.11	N/A
End of period	$20.36	$18.16	$19.50	$18.56	$18.05	$17.91	$17.06	N/A
Accumulation units outstanding
at the end of period	587,859	546,871	825,959	554,317	281,312	61,617	-	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division1899
Accumulation unit value:
Beginning of period	$9.64	$9.98	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.64	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	524,527	14,142	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division827
Accumulation unit value:
Beginning of period	$8.10	$12.91	$12.79	$11.25	$10.16	N/A	N/A	N/A
End of period	$10.56	$8.10	$12.91	$12.79	$11.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	407,912	337,011	338,494	341,957	109,634	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2130
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	249,462	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division480
Accumulation unit value:
Beginning of period	$9.21	$16.89	$15.36	$11.85	$10.18	$8.46	$8.18	N/A
End of period	$11.77	$9.21	$16.89	$15.36	$11.85	$10.18	$8.46	N/A
Accumulation units outstanding
at the end of period	988,583	1,072,124	1,401,831	1,239,074	357,534	89,448	35,219	N/A

JNL/JPMorgan MidCap
Growth Division603
Accumulation unit value:
Beginning of period	$13.40	$24.57	$23.17	$21.06	$20.19	$17.99	N/A	N/A
End of period	$18.82	$13.40	$24.57	$23.17	$21.06	$20.19	N/A	N/A
Accumulation units outstanding
at the end of period	183,870	143,861	109,305	55,391	35,648	13,125	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division391
Accumulation unit value:
Beginning of period	$16.69	$15.95	$15.27	$15.06	$14.98	$14.69	$14.31	N/A
End of period	$17.00	$16.69	$15.95	$15.27	$15.06	$14.98	$14.69	N/A
Accumulation units outstanding
at the end of period	670,688	1,416,730	355,834	197,294	131,995	35,365	-	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1064
Accumulation unit value:
Beginning of period	$6.89	$14.06	$10.86	$10.07	N/A	N/A	N/A	N/A
End of period	$11.63	$6.89	$14.06	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,976,469	1,007,608	1,287,203	294,630	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division480
Accumulation unit value:
Beginning of period	$11.56	$19.28	$20.16	$17.92	$16.77	$13.69	$13.52	N/A
End of period	$15.85	$11.56	$19.28	$20.16	$17.92	$16.77	$13.69	N/A
Accumulation units outstanding
at the end of period	289,044	303,065	374,198	365,991	241,719	103,143	21,321	N/A

JNL/Lazard Small Cap
Equity Division584
Accumulation unit value:
Beginning of period	$9.26	$15.35	$16.78	$14.62	$14.23	$12.21	N/A	N/A
End of period	$8.73	$9.26	$15.35	$16.78	$14.62	$14.23	N/A	N/A
Accumulation units outstanding
at the end of period	-	214,106	192,167	203,659	180,359	57,663	N/A	N/A

JNL/M&G Global Basics
Division1900
Accumulation unit value:
Beginning of period	$8.38	$8.95	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.10	$8.38	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	61,326	2,410	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders
Division1900
Accumulation unit value:
Beginning of period	$8.32	$8.63	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.23	$8.32	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,315	1,741	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1319
Accumulation unit value:
Beginning of period	$6.14	$9.80	$10.28	N/A	N/A	N/A	N/A	N/A
End of period	$7.51	$6.14	$9.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	461,942	385,674	274,214	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division468

Accumulation unit value:
Beginning of period	$7.49	$11.77	$12.34	$11.20	$11.74	$9.81	$9.21	N/A
End of period	$11.25	$7.49	$11.77	$12.34	$11.20	$11.74	$9.81	N/A
Accumulation units outstanding
at the end of period	1,852,218	2,308,815	3,160,530	3,038,955	1,724,466	784,939	11,533	N/A

JNL/MCM Bond Index Division391

Accumulation unit value:
Beginning of period	$11.90	$11.68	$11.18	$10.98	$10.98	$10.79	$10.51	N/A
End of period	$12.36	$11.90	$11.68	$11.18	$10.98	$10.98	$10.79	N/A
Accumulation units outstanding
at the end of period	1,161,935	1,092,027	1,243,180	1,014,622	479,514	155,531	-	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division591
Accumulation unit value:
Beginning of period	$3.59	$6.06	$5.92	$4.43	$4.46	$3.93	N/A	N/A
End of period	$4.43	$3.59	$6.06	$5.92	$4.43	$4.46	N/A	N/A
Accumulation units outstanding
at the end of period	699,469	913,064	768,289	596,897	67,583	22,914	N/A	N/A

JNL/MCM Consumer Brands
Sector Division586
Accumulation unit value:
Beginning of period	$6.96	$10.31	$11.40	$10.23	$10.67	$9.74	N/A	N/A
End of period	$9.10	$6.96	$10.31	$11.40	$10.23	$10.67	N/A	N/A
Accumulation units outstanding
at the end of period	242,774	419,882	145,047	268,541	124,212	35,115	N/A	N/A

JNL/MCM Dow 10 Division468

Accumulation unit value:
Beginning of period	$5.84	$11.01	$11.10	$8.72	$9.42	$9.32	$8.66	N/A
End of period	$6.64	$5.84	$11.01	$11.10	$8.72	$9.42	$9.32	N/A
Accumulation units outstanding
at the end of period	2,223,201	2,621,135	3,605,712	3,650,411	1,942,640	928,368	12,271	N/A

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.18	$10.42	$11.79	$10.00	N/A	N/A	N/A	N/A
End of period	$6.12	$5.18	$10.42	$11.79	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,970,063	2,042,319	2,098,202	1,808,884	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division586
Accumulation unit value:
Beginning of period	$5.95	$9.74	$9.56	$8.33	$8.13	$7.45	N/A	N/A
End of period	$5.54	$5.95	$9.74	$9.56	$8.33	$8.13	N/A	N/A
Accumulation units outstanding
at the end of period	-	343,693	457,029	356,679	249,548	198,084	N/A	N/A

JNL/MCM European 30 Division1900

Accumulation unit value:
Beginning of period	$8.59	$8.63	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.90	$8.59	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,140	2,145	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division603
Accumulation unit value:
Beginning of period	$5.68	$11.72	$14.44	$12.39	$11.89	$10.76	N/A	N/A
End of period	$6.62	$5.68	$11.72	$14.44	$12.39	$11.89	N/A	N/A
Accumulation units outstanding
at the end of period	762,540	807,443	309,325	270,249	147,548	18,573	N/A	N/A

JNL/MCM Global 15 Division468

Accumulation unit value:
Beginning of period	$9.49	$18.77	$17.20	$12.50	$11.55	$9.18	$8.88	N/A
End of period	$12.22	$9.49	$18.77	$17.20	$12.50	$11.55	$9.18	N/A
Accumulation units outstanding
at the end of period	2,163,617	2,635,730	3,935,922	3,623,547	1,782,689	754,574	11,965	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2144

Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,265	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division586
Accumulation unit value:
Beginning of period	$9.28	$12.31	$11.65	$11.17	$10.57	$10.49	N/A	N/A
End of period	$11.03	$9.28	$12.31	$11.65	$11.17	$10.57	N/A	N/A
Accumulation units outstanding
at the end of period	572,220	746,283	442,838	361,994	232,727	51,824	N/A	N/A

JNL/MCM Index 5 Division1306

Accumulation unit value:
Beginning of period	$6.80	$9.88	$10.10	N/A	N/A	N/A	N/A	N/A
End of period	$8.36	$6.80	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	367,858	187,033	110,191	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division573
Accumulation unit value:
Beginning of period	$11.20	$19.99	$18.44	$14.95	$13.44	$11.63	N/A	N/A
End of period	$14.22	$11.20	$19.99	$18.44	$14.95	$13.44	N/A	N/A
Accumulation units outstanding
at the end of period	1,449,584	1,468,284	1,601,079	1,399,724	669,543	220,637	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division679

Accumulation unit value:
Beginning of period	$7.77	$13.77	$13.82	$11.84	$10.90	$9.87	N/A	N/A
End of period	$9.47	$7.77	$13.77	$13.82	$11.84	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	16,889,679	19,756,688	22,670,111	18,234,102	4,836,090	666,960	N/A	N/A

JNL/MCM JNL Optimized
5 Division1061
Accumulation unit value:
Beginning of period	$6.32	$11.94	$10.70	$10.04	N/A	N/A	N/A	N/A
End of period	$8.55	$6.32	$11.94	$10.70	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,680,643	1,623,377	1,410,672	527,351	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division691

Accumulation unit value:
Beginning of period	$7.27	$12.66	$10.82	$10.52	$10.82	$9.85	N/A	N/A
End of period	$9.57	$7.27	$12.66	$10.82	$10.52	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	400,436	404,667	644,104	395,091	133,652	23,717	N/A	N/A

JNL/MCM NYSE International
25 Division1311
Accumulation unit value:
Beginning of period	$6.13	$11.54	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	$6.13	$11.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	406,003	348,372	358,405	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division586
Accumulation unit value:
Beginning of period	$22.04	$36.11	$27.18	$22.91	$17.06	$14.18	N/A	N/A
End of period	$25.99	$22.04	$36.11	$27.18	$22.91	$17.06	N/A	N/A
Accumulation units outstanding
at the end of period	703,535	822,875	812,381	684,734	245,137	49,829	N/A	N/A

JNL/MCM Pacific Rim
30 Division1900
Accumulation unit value:
Beginning of period	$9.56	$8.73	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.65	$9.56	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	53,948	4,356	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division468

Accumulation unit value:
Beginning of period	$6.91	$13.96	$13.54	$13.17	$9.77	$8.45	$8.15	N/A
End of period	$8.12	$6.91	$13.96	$13.54	$13.17	$9.77	$8.45	N/A
Accumulation units outstanding
at the end of period	1,979,767	2,369,637	3,275,982	3,155,445	1,799,922	806,182	13,035	N/A

JNL/MCM S&P 24 Division1074

Accumulation unit value:
Beginning of period	$7.10	$10.75	$10.18	$9.67	N/A	N/A	N/A	N/A
End of period	$8.29	$7.10	$10.75	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	129,469	114,228	113,212	69,450	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division573
Accumulation unit value:
Beginning of period	$9.74	$15.89	$15.06	$13.98	$12.71	$11.32	N/A	N/A
End of period	$13.20	$9.74	$15.89	$15.06	$13.98	$12.71	N/A	N/A
Accumulation units outstanding
at the end of period	1,410,703	1,165,144	1,348,549	1,188,593	632,503	275,899	N/A	N/A

JNL/MCM S&P 500 Index Division573

Accumulation unit value:
Beginning of period	$7.59	$12.39	$12.03	$10.65	$10.39	$9.59	N/A	N/A
End of period	$9.39	$7.59	$12.39	$12.03	$10.65	$10.39	N/A	N/A
Accumulation units outstanding
at the end of period	3,017,769	1,956,247	2,164,874	2,087,742	1,216,227	570,006	N/A	N/A

JNL/MCM S&P SMid 60 Division1307

Accumulation unit value:
Beginning of period	$6.05	$8.82	$10.20	N/A	N/A	N/A	N/A	N/A
End of period	$9.59	$6.05	$8.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	637,356	283,008	142,643	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division468
Accumulation unit value:
Beginning of period	$10.75	$18.27	$20.78	$19.32	$18.06	$16.34	$16.42	N/A
End of period	$11.08	$10.75	$18.27	$20.78	$19.32	$18.06	$16.34	N/A
Accumulation units outstanding
at the end of period	1,194,965	1,303,922	1,759,537	1,731,247	939,340	411,170	6,470	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division480
Accumulation unit value:
Beginning of period	$9.45	$14.79	$15.38	$13.33	$13.02	$11.29	$11.13	N/A
End of period	$11.82	$9.45	$14.79	$15.38	$13.33	$13.02	$11.29	N/A
Accumulation units outstanding
at the end of period	1,472,234	1,242,457	1,323,911	1,174,374	593,205	271,639	25,892	N/A

JNL/MCM Technology Sector
Division585
Accumulation unit value:
Beginning of period	$3.79	$6.82	$6.06	$5.65	$5.61	$5.25	N/A	N/A
End of period	$6.10	$3.79	$6.82	$6.06	$5.65	$5.61	N/A	N/A
Accumulation units outstanding
at the end of period	1,737,638	793,765	757,618	505,119	398,216	60,636	N/A	N/A

JNL/MCM Value Line 30 Division682

Accumulation unit value:
Beginning of period	$9.13	$17.69	$15.08	$15.57	$11.42	$9.62	N/A	N/A
End of period	$10.28	$9.13	$17.69	$15.08	$15.57	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	3,041,355	3,852,656	4,632,708	4,554,541	1,443,727	148,436	N/A	N/A

JNL/MCM VIP Division695

Accumulation unit value:
Beginning of period	$8.03	$14.30	$13.15	$11.93	$11.07	$10.11	N/A	N/A
End of period	$9.78	$8.03	$14.30	$13.15	$11.93	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	1,352,182	1,489,528	1,732,989	1,678,228	767,048	132,420	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division573
Accumulation unit value:
Beginning of period	$8.69	$14.96	$14.33	$12.48	$11.17	$9.76	N/A	N/A
End of period	$11.90	$8.69	$14.96	$14.33	$12.48	$11.17	N/A	N/A
Accumulation units outstanding
at the end of period	663,093	652,265	742,715	581,226	190,574	101,257	N/A	N/A

JNL/PAM Asia ex-Japan
Division1772
Accumulation unit value:
Beginning of period	$4.80	$8.91	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.99	$4.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	633,590	25,949	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1773

Accumulation unit value:
Beginning of period	$4.15	$7.90	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.43	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,465,910	185,180	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.30	$10.90	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.87	$10.30	$10.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,458,255	2,137,210	334,811	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division573
Accumulation unit value:
Beginning of period	$14.53	$14.74	$13.87	$13.65	$13.58	$13.10	N/A	N/A
End of period	$16.48	$14.53	$14.74	$13.87	$13.65	$13.58	N/A	N/A
Accumulation units outstanding
at the end of period	3,602,864	2,210,856	1,550,567	1,260,877	584,172	183,256	N/A	N/A

JNL/PPM America Core
Equity Division592
Accumulation unit value:
Beginning of period	$12.32	$21.09	$23.16	$20.73	$19.41	$17.60	N/A	N/A
End of period	$15.31	$12.32	$21.09	$23.16	$20.73	$19.41	N/A	N/A
Accumulation units outstanding
at the end of period	-	35,749	31,681	27,269	7,065	2,808	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.11	$13.39	$13.79	$12.70	$12.72	$12.38	N/A	N/A
End of period	$13.08	$9.11	$13.39	$13.79	$12.70	$12.72	N/A	N/A
Accumulation units outstanding
at the end of period	1,724,383	1,061,149	1,171,250	1,117,198	302,217	437,024	N/A	N/A

JNL/PPM America Mid
Cap Value Division1785
Accumulation unit value:
Beginning of period	$5.62	$10.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.14	$5.62	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	99,189	26,521	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1785
Accumulation unit value:
Beginning of period	$6.23	$10.22	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.20	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,731	24,856	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division573
Accumulation unit value:
Beginning of period	$10.47	$20.20	$21.80	$19.64	$19.06	$17.69	N/A	N/A
End of period	$14.87	$10.47	$20.20	$21.80	$19.64	$19.06	N/A	N/A
Accumulation units outstanding
at the end of period	81,651	56,954	51,879	23,376	12,705	4,004	N/A	N/A
JNL/Red Rocks Listed
Private Equity Division1900
Accumulation unit value:
Beginning of period	$5.92	$8.74	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	282,480	51,277	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1457

Accumulation unit value:
Beginning of period	$6.66	$9.92	$10.07	N/A	N/A	N/A	N/A	N/A
End of period	$9.28	$6.66	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,026,081	1,348,377	209,536	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1451
Accumulation unit value:
Beginning of period	$6.87	$9.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.73	$6.87	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	503,091	232,956	95,748	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.25	$10.47	$10.23	N/A	N/A	N/A	N/A	N/A
End of period	$7.70	$6.25	$10.47	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	238,514	99,795	47,348	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.58	$10.52	$10.17	N/A	N/A	N/A	N/A	N/A
End of period	$8.84	$7.58	$10.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	232,304	180,437	48,306	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.72	$10.49	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$8.10	$6.72	$10.49	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	298,071	201,694	133,342	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division1459
Accumulation unit value:
Beginning of period	$7.10	$9.76	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.61	$7.10	$9.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	301,195	192,255	9,012	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1451
Accumulation unit value:
Beginning of period	$6.24	$9.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.63	$6.24	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	598,072	363,915	106,733	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division586
Accumulation unit value:
Beginning of period	$9.55	$15.99	$14.91	$13.14	$12.33	$11.17	N/A	N/A
End of period	$12.29	$9.55	$15.99	$14.91	$13.14	$12.33	N/A	N/A
Accumulation units outstanding
at the end of period	958,141	940,721	962,126	608,912	386,736	244,263	N/A	N/A

JNL/S&P Managed Conservative
Division686
Accumulation unit value:
Beginning of period	$9.83	$11.61	$11.12	$10.50	$10.31	$9.94	N/A	N/A
End of period	$10.96	$9.83	$11.61	$11.12	$10.50	$10.31	N/A	N/A
Accumulation units outstanding
at the end of period	1,308,617	1,229,351	987,670	881,720	530,025	129,487	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division580
Accumulation unit value:
Beginning of period	$10.07	$15.86	$14.86	$13.25	$12.56	$11.15	N/A	N/A
End of period	$12.66	$10.07	$15.86	$14.86	$13.25	$12.56	N/A	N/A
Accumulation units outstanding
at the end of period	2,869,176	2,271,060	2,156,181	1,781,184	911,546	554,010	N/A	N/A

JNL/S&P Managed Moderate
Division695
Accumulation unit value:
Beginning of period	$9.60	$12.41	$11.73	$10.82	$10.49	$10.03	N/A	N/A
End of period	$11.18	$9.60	$12.41	$11.73	$10.82	$10.49	N/A	N/A
Accumulation units outstanding
at the end of period	2,938,247	2,874,882	2,536,443	2,050,434	660,856	74,893	N/A	N/A

JNL/S&P Managed Moderate
Growth Division579
Accumulation unit value:
Beginning of period	$10.72	$15.06	$14.12	$12.82	$12.26	$11.14	N/A	N/A
End of period	$13.00	$10.72	$15.06	$14.12	$12.82	$12.26	N/A	N/A
Accumulation units outstanding
at the end of period	3,611,695	3,257,478	3,844,784	3,234,407	1,572,196	610,776	N/A	N/A

JNL/S&P Retirement 2015
Division1014
Accumulation unit value:
Beginning of period	$7.96	$11.59	$10.81	$10.08	N/A	N/A	N/A	N/A
End of period	$9.36	$7.96	$11.59	$10.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	113,002	68,861	40,989	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1066
Accumulation unit value:
Beginning of period	$7.70	$11.76	$10.94	$10.51	N/A	N/A	N/A	N/A
End of period	$9.17	$7.70	$11.76	$10.94	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	56,367	20,269	12,101	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1062
Accumulation unit value:
Beginning of period	$7.52	$11.90	$11.01	$10.42	N/A	N/A	N/A	N/A
End of period	$9.04	$7.52	$11.90	$11.01	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	13,003	18,869	337	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1006
Accumulation unit value:
Beginning of period	$8.91	$11.08	$10.56	$9.96	N/A	N/A	N/A	N/A
End of period	$9.99	$8.91	$11.08	$10.56	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	155,293	123,073	38,606	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1451

Accumulation unit value:
Beginning of period	$6.36	$10.06	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$8.92	$6.36	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	342,054	392,774	97,158	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division581

Accumulation unit value:
Beginning of period	$21.00	$26.97	$25.55	$22.89	$22.14	$20.10	N/A	N/A
End of period	$24.68	$21.00	$26.97	$25.55	$22.89	$22.14	N/A	N/A
Accumulation units outstanding
at the end of period	672,071	654,872	497,603	370,779	227,117	88,071	N/A	N/A

JNL/Select Money Market
Division583
Accumulation unit value:
Beginning of period	$12.57	$12.53	$12.18	$11.86	$11.76	$11.82	N/A	N/A
End of period	$12.36	$12.57	$12.53	$12.18	$11.86	$11.76	N/A	N/A
Accumulation units outstanding
at the end of period	2,260,326	4,289,563	1,846,976	846,464	469,721	152,752	N/A	N/A

JNL/Select Value Division581

Accumulation unit value:
Beginning of period	$14.25	$21.77	$20.55	$17.31	$16.29	$14.35	N/A	N/A
End of period	$17.35	$14.25	$21.77	$20.55	$17.31	$16.29	N/A	N/A
Accumulation units outstanding
at the end of period	474,518	545,711	490,510	471,954	122,775	49,254	N/A	N/A

JNL/T.Rowe Price Established
Growth Division573
Accumulation unit value:
Beginning of period	$17.50	$31.19	$28.84	$25.83	$24.79	$22.84	N/A	N/A
End of period	$24.67	$17.50	$31.19	$28.84	$25.83	$24.79	N/A	N/A
Accumulation units outstanding
at the end of period	537,287	427,927	434,205	288,652	177,361	70,116	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division480
Accumulation unit value:
Beginning of period	$25.37	$43.53	$37.82	$36.06	$32.18	$27.76	$27.38	N/A
End of period	$36.59	$25.37	$43.53	$37.82	$36.06	$32.18	$27.76	N/A
Accumulation units outstanding
at the end of period	437,048	362,848	372,311	241,190	154,147	55,816	10,526	N/A

JNL/T.Rowe Price Short-Term
Bond Division1075
Accumulation unit value:
Beginning of period	$9.68	$10.49	$10.19	$10.00	N/A	N/A	N/A	N/A
End of period	$10.23	$9.68	$10.49	$10.19	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	457,187	274,542	304,238	77,090	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division573
Accumulation unit value:
Beginning of period	$9.23	$15.78	$15.94	$13.52	$12.97	$11.54	N/A	N/A
End of period	$12.42	$9.23	$15.78	$15.94	$13.52	$12.97	N/A	N/A
Accumulation units outstanding
at the end of period	669,237	644,668	745,446	578,267	357,583	143,739	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.82%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division1076
Accumulation unit value:
Beginning of period	$8.16	$12.92	$15.48	$12.22	N/A	N/A	N/A	N/A
End of period	$10.62	$8.16	$12.92	$15.48	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	509	1,606	1,477	1,006	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division118
Accumulation unit value:
Beginning of period	$10.59	$18.26	$16.94	$14.07	$12.95	$11.33	$8.98	$11.71
End of period	$14.25	$10.59	$18.26	$16.94	$14.07	$12.95	$11.33	$8.98
Accumulation units outstanding
at the end of period	1,944	2,955	2,773	2,812	2,637	1,795	12,828	12,303

JNL/AIM Large Cap Growth
Division118
Accumulation unit value:
Beginning of period	$8.56	$13.99	$12.31	$11.62	$11.04	$10.22	$8.00	$10.19
End of period	$10.45	$8.56	$13.99	$12.31	$11.62	$11.04	$10.22	$8.00
Accumulation units outstanding
at the end of period	1,097	5,433	7,182	5,723	1,266	1,469	1,264	1,059

JNL/AIM Small Cap Growth
Division118
Accumulation unit value:
Beginning of period	$9.12	$15.41	$14.09	$12.53	$11.77	$11.22	$8.25	$11.00
End of period	$12.07	$9.12	$15.41	$14.09	$12.53	$11.77	$11.22	$8.25
Accumulation units outstanding
at the end of period	3,154	6,189	6,742	8,399	9,107	9,382	7,834	4,909

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division118
Accumulation unit value:
Beginning of period	$8.80	$12.49	$11.79	$10.83	$10.02	$9.33	$8.35	$9.10
End of period	$10.58	$8.80	$12.49	$11.79	$10.83	$10.02	$9.33	$8.35
Accumulation units outstanding
at the end of period	1,206	1,422	1,527	1,518	1,739	1,750	1,454	-

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	$16.61	$29.40	$30.21	N/A	N/A	N/A	N/A	N/A
End of period	$22.54	$16.61	$29.40	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	386	394	620	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division118
Accumulation unit value:
Beginning of period	$16.56	$28.53	$26.48	$25.78	$25.08	$22.87	$17.19	$21.78
End of period	$21.93	$16.56	$28.53	$26.48	$25.78	$25.08	$22.87	$17.19
Accumulation units outstanding
at the end of period	730	1,210	1,419	706	707	707	707	509

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.54	$13.66	$11.84	N/A	N/A	N/A	N/A	N/A
End of period	$9.63	$6.54	$13.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,586	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division118

Accumulation unit value:
Beginning of period	$11.01	$18.40	$18.63	$16.89	$16.63	$15.93	$13.03	$16.41
End of period	$14.48	$11.01	$18.40	$18.63	$16.89	$16.63	$15.93	$13.03
Accumulation units outstanding
at the end of period	1,827	1,865	1,832	1,805	1,909	1,933	1,881	36

JNL/Eagle SmallCap Equity
Division118
Accumulation unit value:
Beginning of period	$15.07	$24.86	$22.59	$19.16	$19.03	$16.31	$11.86	$16.19
End of period	$20.05	$15.07	$24.86	$22.59	$19.16	$19.03	$16.31	$11.86
Accumulation units outstanding
at the end of period	392	417	416	429	490	497	987	23

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.22	$9.92	$10.16	N/A	N/A	N/A	N/A	N/A
End of period	$7.95	$6.22	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,925	2,941	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.77	$9.89	$10.32	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	$5.77	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,597	5,597	5,597	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	$7.48	$10.85	$11.26	N/A	N/A	N/A	N/A	N/A
End of period	$9.77	$7.48	$10.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,975	6,115	4,975	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.00	$9.85	$10.32	N/A	N/A	N/A	N/A	N/A
End of period	$7.47	$6.00	$9.85	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,432	5,432	5,432	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division965
Accumulation unit value:
Beginning of period	$7.62	$11.61	$12.60	$10.90	$11.14	N/A	N/A	N/A
End of period	$10.00	$7.62	$11.61	$12.60	$10.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	691	781	713	618	738	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division163
Accumulation unit value:
Beginning of period	$18.13	$19.47	$18.53	$18.03	$17.89	$17.04	$15.29	$14.37
End of period	$20.32	$18.13	$19.47	$18.53	$18.03	$17.89	$17.04	$15.29
Accumulation units outstanding
at the end of period	133	2,102	1,980	2,172	2,657	1,603	2,339	1,302

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division965
Accumulation unit value:
Beginning of period	$8.10	$12.91	$12.79	$11.25	$11.29	N/A	N/A	N/A
End of period	$10.55	$8.10	$12.91	$12.79	$11.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	919	973	903	854	728	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division308
Accumulation unit value:
Beginning of period	$9.20	$16.87	$15.35	$11.84	$10.17	$8.45	$5.88	N/A
End of period	$11.75	$9.20	$16.87	$15.35	$11.84	$10.17	$8.45	N/A
Accumulation units outstanding
at the end of period	749	1,140	1,202	2,595	2,602	2,469	2,477	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	$13.38	$24.53	$24.87	N/A	N/A	N/A	N/A	N/A
End of period	$18.79	$13.38	$24.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	85	95	95	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division163
Accumulation unit value:
Beginning of period	$16.67	$15.93	$15.25	$15.04	$14.97	$14.68	$14.77	$14.33
End of period	$16.97	$16.67	$15.93	$15.25	$15.04	$14.97	$14.68	$14.77
Accumulation units outstanding
at the end of period	-	2,353	2,675	2,862	6,819	6,680	6,754	6,721

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.89	$14.05	$14.31	N/A	N/A	N/A	N/A	N/A
End of period	$11.62	$6.89	$14.05	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,653	2,041	1,313	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division118
Accumulation unit value:
Beginning of period	$11.54	$19.26	$20.14	$17.90	$16.76	$13.68	$10.81	$13.24
End of period	$15.83	$11.54	$19.26	$20.14	$17.90	$16.76	$13.68	$10.81
Accumulation units outstanding
at the end of period	2,828	7,743	8,573	10,191	14,300	13,722	13,879	7,851

JNL/Lazard Small Cap
Equity Division118
Accumulation unit value:
Beginning of period	$9.25	$15.34	$16.76	$14.61	$14.22	$12.55	$9.21	$12.04
End of period	$8.72	$9.25	$15.34	$16.76	$14.61	$14.22	$12.55	$9.21
Accumulation units outstanding
at the end of period	-	8,957	9,680	11,257	11,833	16,659	16,746	8,993

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division175

Accumulation unit value:
Beginning of period	$7.48	$11.76	$12.33	$11.19	$11.74	$9.80	$7.52	$8.28
End of period	$11.24	$7.48	$11.76	$12.33	$11.19	$11.74	$9.80	$7.52
Accumulation units outstanding
at the end of period	2,439	4,539	8,138	8,742	9,149	9,471	4,439	1,707

JNL/MCM Bond Index Division163

Accumulation unit value:
Beginning of period	$11.89	$11.68	$11.17	$10.98	$10.98	$10.79	$10.67	$10.37
End of period	$12.35	$11.89	$11.68	$11.17	$10.98	$10.98	$10.79	$10.67
Accumulation units outstanding
at the end of period	3,412	5,980	6,306	6,295	7,396	8,137	4,675	2,556

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	$3.59	$6.05	$6.56	N/A	N/A	N/A	N/A	N/A
End of period	$4.43	$3.59	$6.05	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,290	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division118

Accumulation unit value:
Beginning of period	$5.83	$11.00	$11.09	$8.72	$9.41	$9.32	$7.54	$9.29
End of period	$6.63	$5.83	$11.00	$11.09	$8.72	$9.41	$9.32	$7.54
Accumulation units outstanding
at the end of period	6,619	8,002	11,828	14,192	15,360	14,895	6,841	2,041

JNL/MCM Dow Dividend Division1149

Accumulation unit value:
Beginning of period	$5.18	$10.41	$11.79	$10.87	N/A	N/A	N/A	N/A
End of period	$6.11	$5.18	$10.41	$11.79	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	278	292	326	342	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division118
Accumulation unit value:
Beginning of period	$5.94	$9.73	$9.55	$8.32	$8.13	$7.44	$5.87	$7.50
End of period	$5.53	$5.94	$9.73	$9.55	$8.32	$8.13	$7.44	$5.87
Accumulation units outstanding
at the end of period	-	4,974	4,962	4,990	6,299	5,965	5,973	4,201

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division175

Accumulation unit value:
Beginning of period	$9.48	$18.76	$17.19	$12.49	$11.55	$9.18	$7.02	$7.79
End of period	$12.20	$9.48	$18.76	$17.19	$12.49	$11.55	$9.18	$7.02
Accumulation units outstanding
at the end of period	991	920	4,062	4,965	5,740	6,759	1,549	264

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division965
Accumulation unit value:
Beginning of period	$9.27	$12.30	$11.64	$11.16	$10.98	N/A	N/A	N/A
End of period	$11.02	$9.27	$12.30	$11.64	$11.16	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	624	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division179
Accumulation unit value:
Beginning of period	$11.20	$19.98	$18.43	$14.95	$13.43	$11.45	$8.49	$8.70
End of period	$14.21	$11.20	$19.98	$18.43	$14.95	$13.43	$11.45	$8.49
Accumulation units outstanding
at the end of period	8,251	10,494	12,320	11,932	11,608	11,484	4,668	1,308

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division708

Accumulation unit value:
Beginning of period	$7.77	$13.76	$13.82	$11.84	$10.90	$10.47	N/A	N/A
End of period	$9.47	$7.77	$13.76	$13.82	$11.84	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	37,854	51,479	53,987	55,394	23,111	5,288	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division1076
Accumulation unit value:
Beginning of period	$22.01	$36.07	$27.16	$24.45	N/A	N/A	N/A	N/A
End of period	$25.96	$22.01	$36.07	$27.16	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	251	500	251	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division175

Accumulation unit value:
Beginning of period	$6.90	$13.95	$13.53	$13.16	$9.76	$8.45	$7.24	$8.55
End of period	$8.11	$6.90	$13.95	$13.53	$13.16	$9.76	$8.45	$7.24
Accumulation units outstanding
at the end of period	4,411	5,293	8,057	8,783	10,483	12,044	5,167	241

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division163
Accumulation unit value:
Beginning of period	$9.73	$15.88	$15.05	$13.97	$12.70	$11.17	$8.46	$8.06
End of period	$13.19	$9.73	$15.88	$15.05	$13.97	$12.70	$11.17	$8.46
Accumulation units outstanding
at the end of period	4,929	6,391	5,973	6,069	7,331	8,822	4,367	1,111

JNL/MCM S&P 500 Index Division118

Accumulation unit value:
Beginning of period	$7.58	$12.39	$12.03	$10.64	$10.38	$9.61	$7.66	$9.67
End of period	$9.38	$7.58	$12.39	$12.03	$10.64	$10.38	$9.61	$7.66
Accumulation units outstanding
at the end of period	14,829	15,404	14,734	14,938	14,936	15,775	5,728	1,640

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division175
Accumulation unit value:
Beginning of period	$10.74	$18.25	$20.76	$19.31	$18.05	$16.33	$11.23	$11.75
End of period	$11.07	$10.74	$18.25	$20.76	$19.31	$18.05	$16.33	$11.23
Accumulation units outstanding
at the end of period	903	1,054	3,264	3,650	3,849	4,244	1,386	175

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division163
Accumulation unit value:
Beginning of period	$9.44	$14.78	$15.37	$13.33	$13.02	$11.29	$7.88	$7.60
End of period	$11.81	$9.44	$14.78	$15.37	$13.33	$13.02	$11.29	$7.88
Accumulation units outstanding
at the end of period	7,432	4,837	4,321	4,334	5,773	7,733	3,513	1,193

JNL/MCM Technology Sector
Division1222
Accumulation unit value:
Beginning of period	$3.79	$6.82	$6.06	$6.08	N/A	N/A	N/A	N/A
End of period	$6.09	$3.79	$6.82	$6.06	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	986	1,034	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division852

Accumulation unit value:
Beginning of period	$9.13	$17.69	$15.07	$15.57	$12.79	N/A	N/A	N/A
End of period	$10.28	$9.13	$17.69	$15.07	$15.57	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	211	1,395	1,420	1,433	1,173	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division118
Accumulation unit value:
Beginning of period	$8.68	$14.95	$14.32	$12.47	$11.16	$9.64	$6.98	$9.15
End of period	$11.89	$8.68	$14.95	$14.32	$12.47	$11.16	$9.64	$6.98
Accumulation units outstanding
at the end of period	3,807	11,318	13,093	16,343	19,105	20,752	5,237	490

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1925

Accumulation unit value:
Beginning of period	$4.15	$4.13	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.42	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	812	1,031	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.30	$10.90	$10.80	N/A	N/A	N/A	N/A	N/A
End of period	$11.86	$10.30	$10.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	235	2,318	322	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division118
Accumulation unit value:
Beginning of period	$14.52	$14.73	$13.86	$13.64	$13.57	$13.23	$12.86	$12.19
End of period	$16.46	$14.52	$14.73	$13.86	$13.64	$13.57	$13.23	$12.86
Accumulation units outstanding
at the end of period	6,173	8,699	9,988	10,573	12,346	10,928	12,296	10,924

JNL/PPM America Core
Equity Division309
Accumulation unit value:
Beginning of period	$12.31	$21.07	$23.13	$20.71	$19.39	$17.47	$14.01	N/A
End of period	$15.29	$12.31	$21.07	$23.13	$20.71	$19.39	$17.47	N/A
Accumulation units outstanding
at the end of period	-	-	-	248	249	-	-	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.10	$13.38	$13.78	$12.69	$12.71	$12.37	N/A	N/A
End of period	$13.07	$9.10	$13.38	$13.78	$12.69	$12.71	N/A	N/A
Accumulation units outstanding
at the end of period	1,137	3,641	5,210	4,857	4,894	5,208	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division118
Accumulation unit value:
Beginning of period	$10.46	$20.17	$21.77	$19.61	$19.04	$17.67	$14.44	$17.95
End of period	$14.85	$10.46	$20.17	$21.77	$19.61	$19.04	$17.67	$14.44
Accumulation units outstanding
at the end of period	-	249	250	251	251	296	298	253

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division142
Accumulation unit value:
Beginning of period	$9.54	$15.97	$14.90	$13.13	$12.33	$11.15	$8.95	$9.91
End of period	$12.28	$9.54	$15.97	$14.90	$13.13	$12.33	$11.15	$8.95
Accumulation units outstanding
at the end of period	15,529	38,854	58,112	63,450	66,545	61,414	39,824	28,499

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division114
Accumulation unit value:
Beginning of period	$10.06	$15.84	$14.84	$13.24	$12.55	$11.47	$9.60	$10.94
End of period	$12.65	$10.06	$15.84	$14.84	$13.24	$12.55	$11.47	$9.60
Accumulation units outstanding
at the end of period	21,118	38,612	43,265	23,185	60,713	65,225	15,408	17,347

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	$9.59	$9.93	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.18	$9.59	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,234	8,234	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division174
Accumulation unit value:
Beginning of period	$10.71	$15.05	$14.11	$12.81	$12.25	$11.39	$9.85	$10.01
End of period	$12.99	$10.71	$15.05	$14.11	$12.81	$12.25	$11.39	$9.85
Accumulation units outstanding
at the end of period	8,206	24,154	23,061	18,687	19,852	27,121	23,977	27,345
JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division118

Accumulation unit value:
Beginning of period	$20.97	$26.94	$25.52	$22.87	$22.11	$20.31	$17.01	$18.53
End of period	$24.65	$20.97	$26.94	$25.52	$22.87	$22.11	$20.31	$17.01
Accumulation units outstanding
at the end of period	2,232	11,882	3,811	4,926	5,051	6,358	3,838	580

JNL/Select Money Market
Division287
Accumulation unit value:
Beginning of period	$12.55	$12.51	$12.16	$11.85	$11.75	$11.87	$12.01	N/A
End of period	$12.34	$12.55	$12.51	$12.16	$11.85	$11.75	$11.87	N/A
Accumulation units outstanding
at the end of period	2,279	2,281	2,283	3,260	978	982	-	N/A

JNL/Select Value Division965

Accumulation unit value:
Beginning of period	$14.24	$21.75	$20.54	$17.30	$17.47	N/A	N/A	N/A
End of period	$17.33	$14.24	$21.75	$20.54	$17.30	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,546	2,071	1,999	2,018	1,568	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division225
Accumulation unit value:
Beginning of period	$17.48	$31.14	$28.80	$25.80	$24.76	$22.95	$17.90	$18.21
End of period	$24.63	$17.48	$31.14	$28.80	$25.80	$24.76	$22.95	$17.90
Accumulation units outstanding
at the end of period	4,684	8,105	8,770	6,130	6,302	6,028	4,154	43

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division118
Accumulation unit value:
Beginning of period	$25.34	$43.48	$37.78	$36.02	$32.15	$27.74	$20.38	$26.43
End of period	$36.54	$25.34	$43.48	$37.78	$36.02	$32.15	$27.74	$20.38
Accumulation units outstanding
at the end of period	2,753	4,694	5,243	6,035	6,390	6,159	5,164	2,803

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division169
Accumulation unit value:
Beginning of period	$9.22	$15.77	$15.93	$13.51	$12.96	$11.46	$8.98	$9.04
End of period	$12.41	$9.22	$15.77	$15.93	$13.51	$12.96	$11.46	$8.98
Accumulation units outstanding
at the end of period	9,590	27,907	32,834	34,525	38,108	36,169	27,323	22,118

Accumulation Unit Values
Contract with Endorsements - 1.845%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division867
Accumulation unit value:
Beginning of period	$8.15	$12.91	$15.48	$11.56	$11.24	N/A	N/A	N/A
End of period	$10.60	$8.15	$12.91	$15.48	$11.56	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	686	6,852	17,505	3,064	N/A	N/A	N/A

JNL/AIM International
Growth Division121
Accumulation unit value:
Beginning of period	$10.55	$18.20	$16.89	$14.04	$12.92	$11.31	$8.96	$11.69
End of period	$14.19	$10.55	$18.20	$16.89	$14.04	$12.92	$11.31	$8.96
Accumulation units outstanding
at the end of period	-	2,418	9,376	10,937	8,358	5,218	1,109	-

JNL/AIM Large Cap Growth
Division121
Accumulation unit value:
Beginning of period	$8.55	$13.97	$12.29	$11.61	$11.03	$10.21	$8.00	$10.19
End of period	$10.43	$8.55	$13.97	$12.29	$11.61	$11.03	$10.21	$8.00
Accumulation units outstanding
at the end of period	-	6,422	22,490	27,567	21,464	25,134	12,197	5,096

JNL/AIM Small Cap Growth
Division121
Accumulation unit value:
Beginning of period	$9.10	$15.38	$14.07	$12.52	$11.76	$11.21	$8.25	$11.00
End of period	$12.05	$9.10	$15.38	$14.07	$12.52	$11.76	$11.21	$8.25
Accumulation units outstanding
at the end of period	-	344	5,060	19,441	21,670	28,636	30,965	8,037

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division121
Accumulation unit value:
Beginning of period	$8.76	$12.44	$11.74	$10.79	$9.98	$9.30	$8.32	$9.09
End of period	$10.53	$8.76	$12.44	$11.74	$10.79	$9.98	$9.30	$8.32
Accumulation units outstanding
at the end of period	-	1,259	13,013	32,020	35,081	37,336	29,660	8,262

JNL/Capital Guardian
Global Diversified Research Division773
Accumulation unit value:
Beginning of period	$16.53	$29.28	$24.72	$22.23	$21.27	N/A	N/A	N/A
End of period	$22.43	$16.53	$29.28	$24.72	$22.23	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	748	4,213	171	24	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division121
Accumulation unit value:
Beginning of period	$16.51	$28.44	$26.40	$25.71	$25.02	$22.82	$17.16	$21.74
End of period	$21.85	$16.51	$28.44	$26.40	$25.71	$25.02	$22.82	$17.16
Accumulation units outstanding
at the end of period	-	713	4,915	6,204	11,125	9,998	7,822	2,277

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.54	$13.66	$10.36	N/A	N/A	N/A	N/A	N/A
End of period	$9.63	$6.54	$13.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	267	8,660	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division121

Accumulation unit value:
Beginning of period	$10.96	$18.31	$18.54	$16.81	$16.57	$15.87	$12.98	$16.39
End of period	$14.40	$10.96	$18.31	$18.54	$16.81	$16.57	$15.87	$12.98
Accumulation units outstanding
at the end of period	-	503	3,916	12,278	9,778	11,568	9,193	6,638

JNL/Eagle SmallCap Equity
Division121
Accumulation unit value:
Beginning of period	$14.92	$24.63	$22.38	$18.99	$18.86	$16.17	$11.77	$16.17
End of period	$19.85	$14.92	$24.63	$22.38	$18.99	$18.86	$16.17	$11.77
Accumulation units outstanding
at the end of period	-	1,101	4,199	5,663	4,451	6,889	3,905	426

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.22	$9.91	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$7.94	$6.22	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	13,987	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.76	$9.89	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$7.40	$5.76	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	971	7,659	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1134
Accumulation unit value:
Beginning of period	$7.48	$10.84	$10.84	$10.20	N/A	N/A	N/A	N/A
End of period	$9.76	$7.48	$10.84	$10.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,123	21,289	4,742	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.00	$9.84	$9.82	N/A	N/A	N/A	N/A	N/A
End of period	$7.47	$6.00	$9.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,658	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division907
Accumulation unit value:
Beginning of period	$7.62	$11.60	$12.59	$10.90	$10.96	N/A	N/A	N/A
End of period	$9.99	$7.62	$11.60	$12.59	$10.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	500	361	-	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division121
Accumulation unit value:
Beginning of period	$18.07	$19.41	$18.48	$17.98	$17.85	$17.00	$15.26	$14.66
End of period	$20.25	$18.07	$19.41	$18.48	$17.98	$17.85	$17.00	$15.26
Accumulation units outstanding
at the end of period	-	2,096	7,020	21,068	23,352	16,295	13,259	2,901

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$9.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,679	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division918
Accumulation unit value:
Beginning of period	$8.09	$12.90	$12.78	$11.25	$10.99	N/A	N/A	N/A
End of period	$10.54	$8.09	$12.90	$12.78	$11.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,846	647	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2159
Accumulation unit value:
Beginning of period	$10.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,956	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division289
Accumulation unit value:
Beginning of period	$9.17	$16.83	$15.31	$11.82	$10.15	$8.44	$5.62	N/A
End of period	$11.72	$9.17	$16.83	$15.31	$11.82	$10.15	$8.44	N/A
Accumulation units outstanding
at the end of period	-	7,303	19,953	50,630	32,626	35,140	48,936	N/A

JNL/JPMorgan MidCap
Growth Division232
Accumulation unit value:
Beginning of period	$13.34	$24.46	$23.08	$20.98	$20.13	$17.37	$13.05	$13.66
End of period	$18.72	$13.34	$24.46	$23.08	$20.98	$20.13	$17.37	$13.05
Accumulation units outstanding
at the end of period	-	518	1,722	1,856	2,589	1,910	551	185

JNL/JPMorgan U.S. Government
& Quality Bond Division121
Accumulation unit value:
Beginning of period	$16.61	$15.88	$15.21	$15.00	$14.93	$14.64	$14.74	$13.61
End of period	$16.91	$16.61	$15.88	$15.21	$15.00	$14.93	$14.64	$14.74
Accumulation units outstanding
at the end of period	-	2,345	9,112	21,669	32,558	36,329	48,268	30,006

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1065
Accumulation unit value:
Beginning of period	$6.89	$14.05	$10.85	$10.13	N/A	N/A	N/A	N/A
End of period	$11.61	$6.89	$14.05	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	5,668	13,064	6,068	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division251
Accumulation unit value:
Beginning of period	$11.51	$19.21	$20.10	$17.87	$16.73	$13.66	$10.80	$13.19
End of period	$15.78	$11.51	$19.21	$20.10	$17.87	$16.73	$13.66	$10.80
Accumulation units outstanding
at the end of period	-	978	14,683	37,294	34,408	34,918	27,734	9,446

JNL/Lazard Small Cap
Equity Division251
Accumulation unit value:
Beginning of period	$9.23	$15.30	$16.72	$14.59	$14.20	$12.53	$9.20	$12.18
End of period	$8.70	$9.23	$15.30	$16.72	$14.59	$14.20	$12.53	$9.20
Accumulation units outstanding
at the end of period	-	763	9,662	32,709	27,914	41,085	25,253	19,507

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1395
Accumulation unit value:
Beginning of period	$6.13	$9.80	$9.78	N/A	N/A	N/A	N/A	N/A
End of period	$7.50	$6.13	$9.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	242	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division127

Accumulation unit value:
Beginning of period	$7.46	$11.74	$12.31	$11.17	$11.72	$9.79	$7.51	$9.25
End of period	$11.21	$7.46	$11.74	$12.31	$11.17	$11.72	$9.79	$7.51
Accumulation units outstanding
at the end of period	-	11,086	62,451	136,489	142,096	157,763	91,887	31,310

JNL/MCM Bond Index Division133

Accumulation unit value:
Beginning of period	$11.87	$11.66	$11.16	$10.97	$10.97	$10.78	$10.66	$10.09
End of period	$12.32	$11.87	$11.66	$11.16	$10.97	$10.97	$10.78	$10.66
Accumulation units outstanding
at the end of period	-	1,927	25,409	39,023	30,888	36,738	32,688	11,168

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division747
Accumulation unit value:
Beginning of period	$3.58	$6.04	$5.90	$4.42	$4.31	N/A	N/A	N/A
End of period	$4.41	$3.58	$6.04	$5.90	$4.42	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	23,437	32,815	9,160	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division596
Accumulation unit value:
Beginning of period	$6.93	$10.28	$11.37	$10.21	$10.65	$9.90	N/A	N/A
End of period	$9.06	$6.93	$10.28	$11.37	$10.21	$10.65	N/A	N/A
Accumulation units outstanding
at the end of period	-	506	1,935	1,409	4,669	3,843	N/A	N/A

JNL/MCM Dow 10 Division121

Accumulation unit value:
Beginning of period	$5.82	$10.98	$11.07	$8.70	$9.40	$9.31	$7.54	$9.29
End of period	$6.62	$5.82	$10.98	$11.07	$8.70	$9.40	$9.31	$7.54
Accumulation units outstanding
at the end of period	-	22,265	79,420	170,889	151,971	177,876	135,151	47,649

JNL/MCM Dow Dividend Division1002

Accumulation unit value:
Beginning of period	$5.17	$10.41	$11.78	$10.06	N/A	N/A	N/A	N/A
End of period	$6.11	$5.17	$10.41	$11.78	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,533	7,656	19,060	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division245
Accumulation unit value:
Beginning of period	$5.93	$9.71	$9.53	$8.31	$8.12	$7.43	$5.86	$5.99
End of period	$5.52	$5.93	$9.71	$9.53	$8.31	$8.12	$7.43	$5.86
Accumulation units outstanding
at the end of period	-	2,154	36,086	15,334	19,102	18,787	14,573	3,534

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division577
Accumulation unit value:
Beginning of period	$5.66	$11.68	$14.40	$12.36	$11.86	$10.35	N/A	N/A
End of period	$6.59	$5.66	$11.68	$14.40	$12.36	$11.86	N/A	N/A
Accumulation units outstanding
at the end of period	-	328	1,858	6,417	2,234	240	N/A	N/A

JNL/MCM Global 15 Division127

Accumulation unit value:
Beginning of period	$9.46	$18.72	$17.16	$12.47	$11.53	$9.17	$7.01	$8.54
End of period	$12.17	$9.46	$18.72	$17.16	$12.47	$11.53	$9.17	$7.01
Accumulation units outstanding
at the end of period	-	15,757	70,222	133,824	123,303	131,974	90,528	28,402

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division493
Accumulation unit value:
Beginning of period	$9.25	$12.27	$11.62	$11.14	$10.55	$10.45	N/A	N/A
End of period	$11.06	$9.25	$12.27	$11.62	$11.14	$10.55	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,176	5,500	5,842	10,058	2,161	N/A	N/A

JNL/MCM Index 5 Division1431

Accumulation unit value:
Beginning of period	$6.80	$9.88	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$8.36	$6.80	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,344	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division155
Accumulation unit value:
Beginning of period	$11.18	$19.95	$18.41	$14.93	$13.42	$11.44	$8.49	$8.92
End of period	$14.19	$11.18	$19.95	$18.41	$14.93	$13.42	$11.44	$8.49
Accumulation units outstanding
at the end of period	-	4,756	16,112	24,764	26,725	29,331	21,818	2,375

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division727

Accumulation unit value:
Beginning of period	$7.76	$13.75	$13.81	$11.84	$10.90	$10.74	N/A	N/A
End of period	$9.45	$7.76	$13.75	$13.81	$11.84	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	1,210	2,029	34,912	98,895	53,193	7,647	N/A	N/A

JNL/MCM JNL Optimized
5 Division1095
Accumulation unit value:
Beginning of period	$6.32	$11.93	$10.70	$9.04	N/A	N/A	N/A	N/A
End of period	$8.54	$6.32	$11.93	$10.70	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	44,019	1,229	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division678

Accumulation unit value:
Beginning of period	$7.26	$12.64	$10.81	$10.52	$10.82	$10.03	N/A	N/A
End of period	$9.56	$7.26	$12.64	$10.81	$10.52	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	-	339	7,080	7,418	10,279	5,076	N/A	N/A

JNL/MCM NYSE International
25 Division1322
Accumulation unit value:
Beginning of period	$6.12	$11.54	$10.25	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$6.12	$11.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	561	424	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division493
Accumulation unit value:
Beginning of period	$21.96	$36.01	$27.11	$22.86	$17.02	$13.17	N/A	N/A
End of period	$25.89	$21.96	$36.01	$27.11	$22.86	$17.02	N/A	N/A
Accumulation units outstanding
at the end of period	-	522	12,428	18,269	17,325	7,933	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division127

Accumulation unit value:
Beginning of period	$6.88	$13.92	$13.50	$13.14	$9.75	$8.44	$7.23	$9.63
End of period	$8.09	$6.88	$13.92	$13.50	$13.14	$9.75	$8.44	$7.23
Accumulation units outstanding
at the end of period	-	14,626	49,980	96,014	109,307	123,189	87,585	29,281

JNL/MCM S&P 24 Division1077

Accumulation unit value:
Beginning of period	$7.10	$10.74	$10.17	$9.60	N/A	N/A	N/A	N/A
End of period	$8.28	$7.10	$10.74	$10.17	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	1,863	1,858	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division121
Accumulation unit value:
Beginning of period	$9.71	$15.85	$15.03	$13.96	$12.70	$11.17	$8.46	$10.81
End of period	$13.16	$9.71	$15.85	$15.03	$13.96	$12.70	$11.17	$8.46
Accumulation units outstanding
at the end of period	-	7,706	24,674	35,585	54,862	67,771	35,469	3,345

JNL/MCM S&P 500 Index Division121

Accumulation unit value:
Beginning of period	$7.57	$12.37	$12.01	$10.63	$10.37	$9.60	$7.65	$9.67
End of period	$9.36	$7.57	$12.37	$12.01	$10.63	$10.37	$9.60	$7.65
Accumulation units outstanding
at the end of period	-	11,482	68,128	113,025	135,473	142,077	85,800	16,925

JNL/MCM S&P SMid 60 Division1322

Accumulation unit value:
Beginning of period	$6.04	$8.82	$10.09	N/A	N/A	N/A	N/A	N/A
End of period	$9.58	$6.04	$8.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	390	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division127
Accumulation unit value:
Beginning of period	$10.72	$18.22	$20.72	$19.28	$18.03	$16.31	$11.22	$13.80
End of period	$11.04	$10.72	$18.22	$20.72	$19.28	$18.03	$16.31	$11.22
Accumulation units outstanding
at the end of period	-	7,413	29,946	54,499	56,139	65,447	51,033	20,999

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division107
Accumulation unit value:
Beginning of period	$9.43	$14.76	$15.36	$13.31	$13.01	$11.29	$7.88	$10.37
End of period	$11.79	$9.43	$14.76	$15.36	$13.31	$13.01	$11.29	$7.88
Accumulation units outstanding
at the end of period	-	6,639	21,849	34,592	46,667	53,176	41,777	3,527

JNL/MCM Technology Sector
Division497
Accumulation unit value:
Beginning of period	$3.78	$6.80	$6.05	$5.63	$5.60	$6.15	N/A	N/A
End of period	$6.08	$3.78	$6.80	$6.05	$5.63	$5.60	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,253	10,403	20,020	12,454	1,928	N/A	N/A

JNL/MCM Value Line 30 Division678

Accumulation unit value:
Beginning of period	$9.12	$17.67	$15.07	$15.56	$11.42	$9.91	N/A	N/A
End of period	$10.27	$9.12	$17.67	$15.07	$15.56	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,636	28,465	43,747	46,944	14,728	N/A	N/A

JNL/MCM VIP Division692

Accumulation unit value:
Beginning of period	$8.02	$14.28	$13.14	$11.93	$11.07	$10.04	N/A	N/A
End of period	$9.76	$8.02	$14.28	$13.14	$11.93	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,412	4,835	10,021	11,915	5,293	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division121
Accumulation unit value:
Beginning of period	$8.67	$14.93	$14.30	$12.45	$11.15	$9.63	$6.98	$9.15
End of period	$11.86	$8.67	$14.93	$14.30	$12.45	$11.15	$9.63	$6.98
Accumulation units outstanding
at the end of period	-	981	14,603	24,345	21,246	18,450	14,977	3,319

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1816

Accumulation unit value:
Beginning of period	$4.15	$7.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.42	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,444	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.30	$10.90	$10.27	N/A	N/A	N/A	N/A	N/A
End of period	$11.85	$10.30	$10.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,654	7,236	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division251
Accumulation unit value:
Beginning of period	$14.48	$14.69	$13.83	$13.61	$13.55	$13.21	$12.85	$12.25
End of period	$16.41	$14.48	$14.69	$13.83	$13.61	$13.55	$13.21	$12.85
Accumulation units outstanding
at the end of period	-	28,057	61,673	116,024	148,259	147,393	130,556	111,887

JNL/PPM America Core
Equity Division148
Accumulation unit value:
Beginning of period	$12.27	$21.00	$23.07	$20.65	$19.35	$17.43	$13.96	$15.38
End of period	$15.23	$12.27	$21.00	$23.07	$20.65	$19.35	$17.43	$13.96
Accumulation units outstanding
at the end of period	-	-	1,989	2,777	3,363	5,161	5,685	705

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.07	$13.35	$13.75	$12.67	$12.69	$12.35	N/A	N/A
End of period	$13.03	$9.07	$13.35	$13.75	$12.67	$12.69	N/A	N/A
Accumulation units outstanding
at the end of period	1,574	12,979	90,668	113,630	81,222	133,298	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division121
Accumulation unit value:
Beginning of period	$10.42	$20.11	$21.71	$19.56	$18.99	$17.63	$14.42	$17.92
End of period	$14.89	$10.42	$20.11	$21.71	$19.56	$18.99	$17.63	$14.42
Accumulation units outstanding
at the end of period	-	44	2,845	4,255	5,032	3,773	5,614	3,958

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.66	$9.27	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.27	$6.66	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	389	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.71	$10.48	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$8.09	$6.71	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	13,922	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division121
Accumulation unit value:
Beginning of period	$9.52	$15.93	$14.87	$13.10	$12.30	$11.13	$8.94	$10.99
End of period	$12.24	$9.52	$15.93	$14.87	$13.10	$12.30	$11.13	$8.94
Accumulation units outstanding
at the end of period	-	12,534	69,112	88,322	112,507	133,837	34,011	22,896

JNL/S&P Managed Conservative
Division759
Accumulation unit value:
Beginning of period	$9.82	$11.59	$11.11	$10.49	$10.27	N/A	N/A	N/A
End of period	$10.94	$9.82	$11.59	$11.11	$10.49	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	12,701	18,457	8,063	6,902	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division121
Accumulation unit value:
Beginning of period	$10.03	$15.80	$14.81	$13.22	$12.53	$11.46	$9.59	$11.11
End of period	$12.61	$10.03	$15.80	$14.81	$13.22	$12.53	$11.46	$9.59
Accumulation units outstanding
at the end of period	-	3,562	97,075	173,859	203,613	217,716	174,553	97,686

JNL/S&P Managed Moderate
Division1108
Accumulation unit value:
Beginning of period	$9.59	$12.40	$11.72	$10.95	N/A	N/A	N/A	N/A
End of period	$11.16	$9.59	$12.40	$11.72	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	4,524	22,360	5,381	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division121
Accumulation unit value:
Beginning of period	$10.68	$15.01	$14.08	$12.78	$12.23	$11.37	$9.84	$10.87
End of period	$12.95	$10.68	$15.01	$14.08	$12.78	$12.23	$11.37	$9.84
Accumulation units outstanding
at the end of period	-	41,544	156,187	251,433	229,434	204,097	147,635	55,711

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division121

Accumulation unit value:
Beginning of period	$20.90	$26.85	$25.45	$22.81	$22.06	$20.27	$16.98	$18.49
End of period	$24.56	$20.90	$26.85	$25.45	$22.81	$22.06	$20.27	$16.98
Accumulation units outstanding
at the end of period	-	4,386	27,448	36,619	36,882	42,174	30,859	5,038

JNL/Select Money Market
Division121
Accumulation unit value:
Beginning of period	$12.51	$12.47	$12.13	$11.82	$11.72	$11.85	$12.01	$12.08
End of period	$12.30	$12.51	$12.47	$12.13	$11.82	$11.72	$11.85	$12.01
Accumulation units outstanding
at the end of period	-	7,612	111,187	39,509	31,836	63,542	91,634	9,287

JNL/Select Value Division306

Accumulation unit value:
Beginning of period	$14.22	$21.73	$20.52	$17.29	$16.28	$14.45	$10.57	N/A
End of period	$17.30	$14.22	$21.73	$20.52	$17.29	$16.28	$14.45	N/A
Accumulation units outstanding
at the end of period	-	1,873	12,599	12,487	14,653	12,348	5,507	N/A

JNL/T.Rowe Price Established
Growth Division121
Accumulation unit value:
Beginning of period	$17.42	$31.05	$28.72	$25.73	$24.71	$22.90	$17.87	$22.37
End of period	$24.54	$17.42	$31.05	$28.72	$25.73	$24.71	$22.90	$17.87
Accumulation units outstanding
at the end of period	-	10,081	27,751	26,978	23,972	23,915	16,265	4,031

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division121
Accumulation unit value:
Beginning of period	$25.25	$43.34	$37.67	$35.92	$32.07	$27.68	$20.34	$26.38
End of period	$36.40	$25.25	$43.34	$37.67	$35.92	$32.07	$27.68	$20.34
Accumulation units outstanding
at the end of period	-	2,979	8,730	17,839	16,421	15,749	12,684	1,814

JNL/T.Rowe Price Short-Term
Bond Division1099
Accumulation unit value:
Beginning of period	$9.67	$10.48	$10.18	$9.97	N/A	N/A	N/A	N/A
End of period	$10.22	$9.67	$10.48	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,448	3,670	3,022	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division121
Accumulation unit value:
Beginning of period	$9.20	$15.74	$15.90	$13.49	$12.95	$11.45	$8.98	$11.37
End of period	$12.38	$9.20	$15.74	$15.90	$13.49	$12.95	$11.45	$8.98
Accumulation units outstanding
at the end of period	-	5,004	24,293	81,367	84,275	77,830	64,686	32,509

Accumulation Unit Values
Contract with Endorsements - 1.85%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2034
Accumulation unit value:
Beginning of period	$10.75	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	27,791	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2010
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,180	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2013
Accumulation unit value:
Beginning of period	$10.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	40,848	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2013
Accumulation unit value:
Beginning of period	$10.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,464	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division825
Accumulation unit value:
Beginning of period	$8.15	$12.91	$15.47	$11.56	$10.23	N/A	N/A	N/A
End of period	$10.60	$8.15	$12.91	$15.47	$11.56	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	106,276	47,618	39,432	54,263	17,146	N/A	N/A	N/A

JNL/AIM International
Growth Division94
Accumulation unit value:
Beginning of period	$10.55	$18.19	$16.88	$14.03	$12.91	$11.30	$8.96	$11.43
End of period	$14.18	$10.55	$18.19	$16.88	$14.03	$12.91	$11.30	$8.96
Accumulation units outstanding
at the end of period	89,293	44,600	29,339	30,766	26,044	7,203	-	-

JNL/AIM Large Cap Growth
Division99
Accumulation unit value:
Beginning of period	$8.55	$13.97	$12.29	$11.61	$11.03	$10.21	$8.00	$10.30
End of period	$10.43	$8.55	$13.97	$12.29	$11.61	$11.03	$10.21	$8.00
Accumulation units outstanding
at the end of period	85,101	78,767	49,322	46,372	49,902	28,396	-	-

JNL/AIM Small Cap Growth
Division86
Accumulation unit value:
Beginning of period	$9.10	$15.38	$14.07	$12.52	$11.76	$11.21	$8.25	$11.02
End of period	$12.04	$9.10	$15.38	$14.07	$12.52	$11.76	$11.21	$8.25
Accumulation units outstanding
at the end of period	34,281	29,070	27,045	17,497	12,042	8,388	982	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division76
Accumulation unit value:
Beginning of period	$8.75	$12.43	$11.73	$10.79	$9.98	$9.29	$8.32	$9.22
End of period	$10.53	$8.75	$12.43	$11.73	$10.79	$9.98	$9.29	$8.32
Accumulation units outstanding
at the end of period	69,698	66,480	45,814	61,937	46,533	16,637	-	-

JNL/Capital Guardian
Global Diversified Research Division593
Accumulation unit value:
Beginning of period	$16.54	$29.29	$24.73	$22.24	$22.22	$20.23	N/A	N/A
End of period	$22.44	$16.54	$29.29	$24.73	$22.24	$22.22	N/A	N/A
Accumulation units outstanding
at the end of period	33,739	27,672	9,170	6,734	4,799	1,119	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.46	$9.87	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.68	$4.46	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	40,997	2,099	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division86
Accumulation unit value:
Beginning of period	$16.50	$28.42	$26.39	$25.70	$25.01	$22.81	$17.15	$23.08
End of period	$21.83	$16.50	$28.42	$26.39	$25.70	$25.01	$22.81	$17.15
Accumulation units outstanding
at the end of period	14,856	11,267	6,489	6,283	6,985	3,955	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.54	$13.66	$10.64	N/A	N/A	N/A	N/A	N/A
End of period	$9.62	$6.54	$13.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	147,926	60,914	71,671	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.52	$10.66	$9.75	N/A	N/A	N/A	N/A	N/A
End of period	$7.99	$6.52	$10.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,635	15,332	7,313	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division61

Accumulation unit value:
Beginning of period	$10.95	$18.30	$18.53	$16.80	$16.56	$15.86	$12.98	$16.26
End of period	$14.39	$10.95	$18.30	$18.53	$16.80	$16.56	$15.86	$12.98
Accumulation units outstanding
at the end of period	20,649	10,850	39,722	46,636	31,027	13,668	-	-

JNL/Eagle SmallCap Equity
Division99
Accumulation unit value:
Beginning of period	$14.91	$24.62	$22.37	$18.98	$18.86	$16.17	$11.77	$16.61
End of period	$19.84	$14.91	$24.62	$22.37	$18.98	$18.86	$16.17	$11.77
Accumulation units outstanding
at the end of period	34,479	28,014	26,417	21,455	12,827	10,926	638	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.21	$9.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.94	$6.21	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	233,947	168,908	134,871	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.76	$9.89	$9.95	N/A	N/A	N/A	N/A	N/A
End of period	$7.40	$5.76	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,223	14,419	7,556	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1070
Accumulation unit value:
Beginning of period	$7.48	$10.84	$10.84	$9.95	N/A	N/A	N/A	N/A
End of period	$9.76	$7.48	$10.84	$10.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	89,620	82,439	39,749	21,501	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.00	$9.84	$9.98	N/A	N/A	N/A	N/A	N/A
End of period	$7.47	$6.00	$9.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	80,152	67,637	23,780	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division831
Accumulation unit value:
Beginning of period	$7.61	$11.60	$12.59	$10.90	$9.99	N/A	N/A	N/A
End of period	$9.99	$7.61	$11.60	$12.59	$10.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,278	20,778	23,169	20,539	2,483	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division76
Accumulation unit value:
Beginning of period	$18.06	$19.40	$18.47	$17.97	$17.84	$17.00	$15.25	$14.57
End of period	$20.24	$18.06	$19.40	$18.47	$17.97	$17.84	$17.00	$15.25
Accumulation units outstanding
at the end of period	95,589	91,834	89,953	76,437	85,888	22,099	4,967	-

JNL/Goldman Sachs Emerging
Markets Debt Division1904
Accumulation unit value:
Beginning of period	$9.64	$9.84	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.63	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,535	1,019	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division831
Accumulation unit value:
Beginning of period	$8.09	$12.90	$12.78	$11.25	$10.12	N/A	N/A	N/A
End of period	$10.54	$8.09	$12.90	$12.78	$11.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,540	22,144	21,666	12,489	11,859	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2129
Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	32,337	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division494
Accumulation unit value:
Beginning of period	$9.16	$16.82	$15.30	$11.81	$10.15	$8.71	N/A	N/A
End of period	$11.71	$9.16	$16.82	$15.30	$11.81	$10.15	N/A	N/A
Accumulation units outstanding
at the end of period	98,743	83,588	99,435	92,959	54,632	34,357	N/A	N/A

JNL/JPMorgan MidCap
Growth Division518
Accumulation unit value:
Beginning of period	$13.33	$24.44	$23.07	$20.97	$20.12	$17.98	N/A	N/A
End of period	$18.71	$13.33	$24.44	$23.07	$20.97	$20.12	N/A	N/A
Accumulation units outstanding
at the end of period	23,479	19,468	10,807	10,013	9,682	1,005	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division61
Accumulation unit value:
Beginning of period	$16.60	$15.87	$15.20	$14.99	$14.92	$14.64	$14.74	$13.69
End of period	$16.90	$16.60	$15.87	$15.20	$14.99	$14.92	$14.64	$14.74
Accumulation units outstanding
at the end of period	137,540	177,873	47,948	31,130	40,767	14,904	4,882	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1061
Accumulation unit value:
Beginning of period	$6.89	$14.05	$10.86	$10.00	N/A	N/A	N/A	N/A
End of period	$11.61	$6.89	$14.05	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	180,053	74,955	60,793	10,089	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division89
Accumulation unit value:
Beginning of period	$11.51	$19.20	$20.09	$17.86	$16.72	$13.66	$10.79	$13.14
End of period	$15.77	$11.51	$19.20	$20.09	$17.86	$16.72	$13.66	$10.79
Accumulation units outstanding
at the end of period	36,568	42,028	51,188	48,673	50,671	22,243	693	-

JNL/Lazard Small Cap
Equity Division78
Accumulation unit value:
Beginning of period	$9.22	$15.29	$16.72	$14.58	$14.19	$12.53	$9.19	$11.98
End of period	$8.69	$9.22	$15.29	$16.72	$14.58	$14.19	$12.53	$9.19
Accumulation units outstanding
at the end of period	-	23,654	27,651	33,722	31,391	16,932	1,596	-

JNL/M&G Global Basics
Division1904
Accumulation unit value:
Beginning of period	$8.38	$8.55	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.10	$8.38	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,827	528	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$8.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.23	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,948	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1338
Accumulation unit value:
Beginning of period	$6.13	$9.80	$10.37	N/A	N/A	N/A	N/A	N/A
End of period	$7.50	$6.13	$9.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,464	27,475	10,946	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division426

Accumulation unit value:
Beginning of period	$7.46	$11.73	$12.30	$11.17	$11.72	$9.79	$8.53	N/A
End of period	$11.20	$7.46	$11.73	$12.30	$11.17	$11.72	$9.79	N/A
Accumulation units outstanding
at the end of period	277,912	350,896	446,563	451,973	449,162	289,840	22,628	N/A

JNL/MCM Bond Index Division435

Accumulation unit value:
Beginning of period	$11.87	$11.66	$11.16	$10.97	$10.97	$10.78	$10.63	N/A
End of period	$12.32	$11.87	$11.66	$11.16	$10.97	$10.97	$10.78	N/A
Accumulation units outstanding
at the end of period	136,499	182,948	178,430	181,294	213,995	97,856	7,280	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division608
Accumulation unit value:
Beginning of period	$3.58	$6.04	$5.90	$4.41	$4.45	$3.95	N/A	N/A
End of period	$4.41	$3.58	$6.04	$5.90	$4.41	$4.45	N/A	N/A
Accumulation units outstanding
at the end of period	28,195	12,817	50,891	65,869	7,790	3,814	N/A	N/A

JNL/MCM Consumer Brands
Sector Division594
Accumulation unit value:
Beginning of period	$6.94	$10.29	$11.38	$10.21	$10.66	$9.94	N/A	N/A
End of period	$9.07	$6.94	$10.29	$11.38	$10.21	$10.66	N/A	N/A
Accumulation units outstanding
at the end of period	15,173	8,852	11,515	22,303	18,639	192	N/A	N/A

JNL/MCM Dow 10 Division51

Accumulation unit value:
Beginning of period	$5.81	$10.97	$11.07	$8.70	$9.40	$9.30	$7.54	$8.31
End of period	$6.61	$5.81	$10.97	$11.07	$8.70	$9.40	$9.30	$7.54
Accumulation units outstanding
at the end of period	401,798	450,298	521,761	549,716	508,177	365,597	23,876	-

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.17	$10.41	$11.78	$10.00	N/A	N/A	N/A	N/A
End of period	$6.11	$5.17	$10.41	$11.78	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	53,682	106,329	70,950	73,946	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division444
Accumulation unit value:
Beginning of period	$5.92	$9.70	$9.53	$8.31	$8.12	$7.43	$6.95	N/A
End of period	$5.52	$5.92	$9.70	$9.53	$8.31	$8.12	$7.43	N/A
Accumulation units outstanding
at the end of period	-	43,920	38,079	39,025	24,526	88,210	1,440	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$7.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,276	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division567
Accumulation unit value:
Beginning of period	$5.66	$11.68	$14.40	$12.36	$11.86	$10.57	N/A	N/A
End of period	$6.59	$5.66	$11.68	$14.40	$12.36	$11.86	N/A	N/A
Accumulation units outstanding
at the end of period	186,837	62,376	13,590	21,543	13,737	20,813	N/A	N/A

JNL/MCM Global 15 Division426

Accumulation unit value:
Beginning of period	$9.46	$18.71	$17.15	$12.47	$11.53	$9.17	$8.88	N/A
End of period	$12.16	$9.46	$18.71	$17.15	$12.47	$11.53	$9.17	N/A
Accumulation units outstanding
at the end of period	326,412	388,826	439,533	469,418	463,021	302,547	23,502	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2129

Accumulation unit value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,274	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division527
Accumulation unit value:
Beginning of period	$9.25	$12.27	$11.62	$11.14	$10.54	$10.75	N/A	N/A
End of period	$10.98	$9.25	$12.27	$11.62	$11.14	$10.54	N/A	N/A
Accumulation units outstanding
at the end of period	102,549	40,089	34,305	40,099	35,369	30,921	N/A	N/A

JNL/MCM Index 5 Division1323

Accumulation unit value:
Beginning of period	$6.80	$9.88	$10.14	N/A	N/A	N/A	N/A	N/A
End of period	$8.35	$6.80	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,823	2,203	2,592	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division435
Accumulation unit value:
Beginning of period	$11.17	$19.94	$18.40	$14.93	$13.42	$11.44	$10.52	N/A
End of period	$14.18	$11.17	$19.94	$18.40	$14.93	$13.42	$11.44	N/A
Accumulation units outstanding
at the end of period	143,063	158,565	232,227	229,831	210,375	105,980	628	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division690

Accumulation unit value:
Beginning of period	$7.76	$13.75	$13.81	$11.84	$10.90	$9.62	N/A	N/A
End of period	$9.45	$7.76	$13.75	$13.81	$11.84	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	1,552,198	1,639,695	1,790,230	1,619,977	1,201,729	118,079	N/A	N/A

JNL/MCM JNL Optimized
5 Division1067
Accumulation unit value:
Beginning of period	$6.32	$11.93	$10.70	$10.13	N/A	N/A	N/A	N/A
End of period	$8.54	$6.32	$11.93	$10.70	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	79,448	84,495	63,833	18,940	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division714

Accumulation unit value:
Beginning of period	$7.26	$12.64	$10.81	$10.52	$10.82	$10.55	N/A	N/A
End of period	$9.55	$7.26	$12.64	$10.81	$10.52	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	17,522	16,861	23,589	29,471	22,463	781	N/A	N/A

JNL/MCM NYSE International
25 Division1308
Accumulation unit value:
Beginning of period	$6.12	$11.54	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$6.12	$11.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	24,511	26,485	12,202	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division608
Accumulation unit value:
Beginning of period	$21.95	$35.99	$27.10	$22.86	$17.02	$14.58	N/A	N/A
End of period	$25.88	$21.95	$35.99	$27.10	$22.86	$17.02	N/A	N/A
Accumulation units outstanding
at the end of period	83,494	68,662	48,776	50,967	45,560	16,972	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$11.73	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,052	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division426

Accumulation unit value:
Beginning of period	$6.88	$13.91	$13.50	$13.14	$9.75	$8.44	$7.64	N/A
End of period	$8.09	$6.88	$13.91	$13.50	$13.14	$9.75	$8.44	N/A
Accumulation units outstanding
at the end of period	333,267	371,668	456,274	462,392	482,951	336,468	25,797	N/A

JNL/MCM S&P 24 Division1072

Accumulation unit value:
Beginning of period	$7.09	$10.74	$10.17	$9.78	N/A	N/A	N/A	N/A
End of period	$8.28	$7.09	$10.74	$10.17	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,896	8,230	2,217	2,423	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division86
Accumulation unit value:
Beginning of period	$9.71	$15.85	$15.03	$13.95	$12.69	$11.17	$8.45	$10.65
End of period	$13.16	$9.71	$15.85	$15.03	$13.95	$12.69	$11.17	$8.45
Accumulation units outstanding
at the end of period	135,201	153,681	180,876	190,636	181,128	118,513	1,574	-

JNL/MCM S&P 500 Index Division99

Accumulation unit value:
Beginning of period	$7.57	$12.36	$12.01	$10.63	$10.37	$9.60	$7.65	$9.68
End of period	$9.36	$7.57	$12.36	$12.01	$10.63	$10.37	$9.60	$7.65
Accumulation units outstanding
at the end of period	403,422	360,131	333,108	350,511	352,791	224,538	2,403	-

JNL/MCM S&P SMid 60 Division1308

Accumulation unit value:
Beginning of period	$6.04	$8.82	$10.24	N/A	N/A	N/A	N/A	N/A
End of period	$9.58	$6.04	$8.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,538	20,848	17,271	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division426
Accumulation unit value:
Beginning of period	$10.71	$18.21	$20.71	$19.27	$18.02	$16.31	$15.04	N/A
End of period	$11.03	$10.71	$18.21	$20.71	$19.27	$18.02	$16.31	N/A
Accumulation units outstanding
at the end of period	207,239	222,413	263,472	272,504	262,305	175,707	13,309	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division435
Accumulation unit value:
Beginning of period	$9.42	$14.75	$15.35	$13.31	$13.01	$11.29	$10.57	N/A
End of period	$11.78	$9.42	$14.75	$15.35	$13.31	$13.01	$11.29	N/A
Accumulation units outstanding
at the end of period	152,204	149,375	184,087	186,825	200,277	118,503	628	N/A

JNL/MCM Technology Sector
Division512
Accumulation unit value:
Beginning of period	$3.78	$6.80	$6.05	$5.64	$5.60	$5.80	N/A	N/A
End of period	$6.08	$3.78	$6.80	$6.05	$5.64	$5.60	N/A	N/A
Accumulation units outstanding
at the end of period	135,495	47,166	29,487	24,809	7,334	32,910	N/A	N/A

JNL/MCM Value Line 30 Division690

Accumulation unit value:
Beginning of period	$9.12	$17.67	$15.06	$15.56	$11.42	$9.53	N/A	N/A
End of period	$10.26	$9.12	$17.67	$15.06	$15.56	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	147,741	174,426	177,598	263,595	237,437	40,490	N/A	N/A

JNL/MCM VIP Division702

Accumulation unit value:
Beginning of period	$8.02	$14.28	$13.13	$11.93	$11.07	$10.38	N/A	N/A
End of period	$9.76	$8.02	$14.28	$13.13	$11.93	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	154,471	170,892	162,009	181,480	175,695	25,401	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division99
Accumulation unit value:
Beginning of period	$8.66	$14.92	$14.30	$12.45	$11.15	$9.63	$6.98	$9.14
End of period	$11.86	$8.66	$14.92	$14.30	$12.45	$11.15	$9.63	$6.98
Accumulation units outstanding
at the end of period	54,950	55,546	57,181	49,310	41,372	24,485	840	-

JNL/PAM Asia ex-Japan
Division1775
Accumulation unit value:
Beginning of period	$4.80	$8.98	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$4.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,907	973	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1775

Accumulation unit value:
Beginning of period	$4.15	$7.91	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.42	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	163,829	3,901	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.30	$10.90	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.85	$10.30	$10.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	197,130	190,875	37,041	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division51
Accumulation unit value:
Beginning of period	$14.47	$14.68	$13.82	$13.60	$13.54	$13.21	$12.84	$12.23
End of period	$16.40	$14.47	$14.68	$13.82	$13.60	$13.54	$13.21	$12.84
Accumulation units outstanding
at the end of period	421,359	343,125	237,688	211,214	255,117	106,846	6,592	-

JNL/PPM America Core
Equity Division461
Accumulation unit value:
Beginning of period	$12.26	$20.99	$23.05	$20.64	$19.34	$17.43	$16.54	N/A
End of period	$15.22	$12.26	$20.99	$23.05	$20.64	$19.34	$17.43	N/A
Accumulation units outstanding
at the end of period	-	2,624	2,199	2,680	2,698	1,380	657	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.07	$13.34	$13.74	$12.67	$12.69	$12.34	N/A	N/A
End of period	$13.02	$9.07	$13.34	$13.74	$12.67	$12.69	N/A	N/A
Accumulation units outstanding
at the end of period	197,266	68,517	61,177	48,090	59,069	32,225	N/A	N/A

JNL/PPM America Mid
Cap Value Division1774
Accumulation unit value:
Beginning of period	$5.62	$10.40	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.13	$5.62	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,101	575	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1774
Accumulation unit value:
Beginning of period	$6.23	$10.39	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,608	2,075	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division87
Accumulation unit value:
Beginning of period	$10.42	$20.10	$21.70	$19.55	$18.99	$17.62	$14.41	$18.17
End of period	$14.78	$10.42	$20.10	$21.70	$19.55	$18.99	$17.62	$14.41
Accumulation units outstanding
at the end of period	10,471	4,903	3,808	3,547	3,645	3,686	820	-

JNL/Red Rocks Listed
Private Equity Division1900
Accumulation unit value:
Beginning of period	$5.92	$8.74	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,092	3,526	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.66	$9.77	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.27	$6.66	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	196,065	176,436	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.87	$9.78	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.73	$6.87	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,509	7,800	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.24	$10.46	$10.30	N/A	N/A	N/A	N/A	N/A
End of period	$7.69	$6.24	$10.46	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,971	-	95	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.57	$10.51	$10.19	N/A	N/A	N/A	N/A	N/A
End of period	$8.82	$7.57	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,890	40,729	22,689	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.71	$10.48	$10.22	N/A	N/A	N/A	N/A	N/A
End of period	$8.09	$6.71	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,281	16,205	2,652	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.10	$9.59	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.60	$7.10	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,280	13,850	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.24	$9.81	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.62	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,583	22,213	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division57
Accumulation unit value:
Beginning of period	$9.51	$15.93	$14.86	$13.10	$12.30	$11.13	$8.94	$10.56
End of period	$12.24	$9.51	$15.93	$14.86	$13.10	$12.30	$11.13	$8.94
Accumulation units outstanding
at the end of period	186,993	168,747	167,457	180,711	178,318	135,933	11,437	-

JNL/S&P Managed Conservative
Division678
Accumulation unit value:
Beginning of period	$9.81	$11.59	$11.11	$10.49	$10.30	$9.98	N/A	N/A
End of period	$10.94	$9.81	$11.59	$11.11	$10.49	$10.30	N/A	N/A
Accumulation units outstanding
at the end of period	315,979	308,046	168,844	109,632	115,201	24,604	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division57

Accumulation unit value:
Beginning of period	$10.02	$15.79	$14.80	$13.21	$12.52	$11.45	$9.58	$10.72
End of period	$12.60	$10.02	$15.79	$14.80	$13.21	$12.52	$11.45	$9.58
Accumulation units outstanding
at the end of period	467,316	507,022	552,336	514,024	489,778	399,894	4,498	-

JNL/S&P Managed Moderate
Division688
Accumulation unit value:
Beginning of period	$9.58	$12.39	$11.72	$10.82	$10.49	$9.91	N/A	N/A
End of period	$11.16	$9.58	$12.39	$11.72	$10.82	$10.49	N/A	N/A
Accumulation units outstanding
at the end of period	289,628	228,778	235,521	158,390	173,285	22,558	N/A	N/A

JNL/S&P Managed Moderate
Growth Division51
Accumulation unit value:
Beginning of period	$10.68	$15.01	$14.07	$12.78	$12.23	$11.37	$9.84	$10.67
End of period	$12.94	$10.68	$15.01	$14.07	$12.78	$12.23	$11.37	$9.84
Accumulation units outstanding
at the end of period	442,103	475,822	606,388	538,876	513,095	167,583	676	-

JNL/S&P Retirement 2015
Division1044
Accumulation unit value:
Beginning of period	$7.95	$11.59	$10.81	$10.23	N/A	N/A	N/A	N/A
End of period	$9.34	$7.95	$11.59	$10.81	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	15,357	-	-	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020
Division1113
Accumulation unit value:
Beginning of period	$7.69	$11.75	$10.94	$9.67	N/A	N/A	N/A	N/A
End of period	$9.15	$7.69	$11.75	$10.94	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1144
Accumulation unit value:
Beginning of period	$7.51	$11.89	$11.01	$10.16	N/A	N/A	N/A	N/A
End of period	$9.03	$7.51	$11.89	$11.01	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	118	-	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1069
Accumulation unit value:
Beginning of period	$8.90	$11.07	$10.55	$10.00	N/A	N/A	N/A	N/A
End of period	$9.98	$8.90	$11.07	$10.55	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	34,435	3,943	3,107	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.35	$9.86	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.91	$6.35	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,533	18,231	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division76

Accumulation unit value:
Beginning of period	$20.89	$26.84	$25.44	$22.80	$22.05	$20.26	$16.98	$18.33
End of period	$24.54	$20.89	$26.84	$25.44	$22.80	$22.05	$20.26	$16.98
Accumulation units outstanding
at the end of period	96,537	102,348	94,538	101,856	84,050	64,484	3,839	-

JNL/Select Money Market
Division61
Accumulation unit value:
Beginning of period	$12.49	$12.45	$12.11	$11.80	$11.70	$11.83	$12.00	$12.08
End of period	$12.28	$12.49	$12.45	$12.11	$11.80	$11.70	$11.83	$12.00
Accumulation units outstanding
at the end of period	147,753	397,794	197,542	70,892	66,821	16,421	122	-

JNL/Select Value Division494

Accumulation unit value:
Beginning of period	$14.21	$21.72	$20.52	$17.28	$16.28	$14.53	N/A	N/A
End of period	$17.30	$14.21	$21.72	$20.52	$17.28	$16.28	N/A	N/A
Accumulation units outstanding
at the end of period	43,150	49,193	34,628	39,432	26,955	17,334	N/A	N/A

JNL/T.Rowe Price Established
Growth Division61
Accumulation unit value:
Beginning of period	$17.41	$31.03	$28.71	$25.72	$24.69	$22.89	$17.86	$22.36
End of period	$24.52	$17.41	$31.03	$28.71	$25.72	$24.69	$22.89	$17.86
Accumulation units outstanding
at the end of period	93,956	65,655	42,408	30,233	27,919	13,720	483	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division89
Accumulation unit value:
Beginning of period	$25.24	$43.31	$37.64	$35.91	$32.06	$27.67	$20.33	$26.14
End of period	$36.38	$25.24	$43.31	$37.64	$35.91	$32.06	$27.67	$20.33
Accumulation units outstanding
at the end of period	69,254	49,370	30,725	25,992	24,523	10,766	809	-

JNL/T.Rowe Price Short-Term
Bond Division1064
Accumulation unit value:
Beginning of period	$9.67	$10.48	$10.18	$10.00	N/A	N/A	N/A	N/A
End of period	$10.22	$9.67	$10.48	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	57,687	35,838	21,588	16,452	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division61

Accumulation unit value:
Beginning of period	$9.19	$15.73	$15.89	$13.49	$12.94	$11.44	$8.98	$10.90
End of period	$12.37	$9.19	$15.73	$15.89	$13.49	$12.94	$11.44	$8.98
Accumulation units outstanding
at the end of period	102,784	122,950	161,468	147,216	145,878	35,025	1,470	-

Accumulation Unit Values
Contract with Endorsements - 1.855%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division795

Accumulation unit value:
Beginning of period	$7.46	$11.73	$12.30	$11.16	$11.56	N/A	N/A	N/A
End of period	$11.19	$7.46	$11.73	$12.30	$11.16	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	95	105	118	110	105	N/A	N/A	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division795

Accumulation unit value:
Beginning of period	$5.81	$10.96	$11.06	$8.69	$8.80	N/A	N/A	N/A
End of period	$6.61	$5.81	$10.96	$11.06	$8.69	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	156	139	125	123	139	N/A	N/A	N/A

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division795

Accumulation unit value:
Beginning of period	$9.45	$18.70	$17.14	$12.46	$11.05	N/A	N/A	N/A
End of period	$12.15	$9.45	$18.70	$17.14	$12.46	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	82	87	73	83	99	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division795

Accumulation unit value:
Beginning of period	$6.87	$13.90	$13.49	$13.13	$10.51	N/A	N/A	N/A
End of period	$8.08	$6.87	$13.90	$13.49	$13.13	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	132	109	100	103	92	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division795
Accumulation unit value:
Beginning of period	$10.71	$18.20	$20.70	$19.26	$17.41	N/A	N/A	N/A
End of period	$11.02	$10.71	$18.20	$20.70	$19.26	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	92	71	72	67	64	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division795
Accumulation unit value:
Beginning of period	$10.02	$15.79	$14.80	$13.21	$12.10	N/A	N/A	N/A
End of period	$12.59	$10.02	$15.79	$14.80	$13.21	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	394	432	460	466	463	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.86%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2025
Accumulation unit value:
Beginning of period	$10.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,999	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2030
Accumulation unit value:
Beginning of period	$11.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,188	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2014
Accumulation unit value:
Beginning of period	$10.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,594	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division826
Accumulation unit value:
Beginning of period	$8.14	$12.91	$15.47	$11.56	$10.20	N/A	N/A	N/A
End of period	$10.60	$8.14	$12.91	$15.47	$11.56	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	40,623	74,415	72,675	78,784	39,940	N/A	N/A	N/A

JNL/AIM International
Growth Division118
Accumulation unit value:
Beginning of period	$10.53	$18.17	$16.86	$14.01	$12.90	$11.29	$8.95	$11.68
End of period	$14.16	$10.53	$18.17	$16.86	$14.01	$12.90	$11.29	$8.95
Accumulation units outstanding
at the end of period	22,294	98,835	106,422	89,053	100,109	106,210	132,887	102,860

JNL/AIM Large Cap Growth
Division109
Accumulation unit value:
Beginning of period	$8.54	$13.96	$12.28	$11.60	$11.02	$10.21	$8.00	$9.64
End of period	$10.42	$8.54	$13.96	$12.28	$11.60	$11.02	$10.21	$8.00
Accumulation units outstanding
at the end of period	57,241	159,953	174,340	131,025	179,781	205,838	161,477	52,367

JNL/AIM Small Cap Growth
Division113
Accumulation unit value:
Beginning of period	$9.09	$15.37	$14.06	$12.51	$11.76	$11.21	$8.25	$10.63
End of period	$12.03	$9.09	$15.37	$14.06	$12.51	$11.76	$11.21	$8.25
Accumulation units outstanding
at the end of period	20,105	69,265	84,630	87,159	116,410	121,925	144,060	78,737

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division107
Accumulation unit value:
Beginning of period	$8.75	$12.42	$11.73	$10.78	$9.98	$9.29	$8.32	$9.04
End of period	$10.51	$8.75	$12.42	$11.73	$10.78	$9.98	$9.29	$8.32
Accumulation units outstanding
at the end of period	70,735	106,801	121,650	138,691	209,021	208,797	160,864	90,759

JNL/Capital Guardian
Global Diversified Research Division666
Accumulation unit value:
Beginning of period	$16.52	$29.25	$24.70	$22.21	$22.20	$19.99	N/A	N/A
End of period	$22.41	$16.52	$29.25	$24.70	$22.21	$22.20	N/A	N/A
Accumulation units outstanding
at the end of period	5,387	14,328	22,430	9,704	4,228	5,040	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1454
Accumulation unit value:
Beginning of period	$4.46	$9.86	$10.08	N/A	N/A	N/A	N/A	N/A
End of period	$6.68	$4.46	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,093	1,767	1,525	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division109
Accumulation unit value:
Beginning of period	$16.47	$28.39	$26.36	$25.67	$24.98	$22.79	$17.14	$20.76
End of period	$21.80	$16.47	$28.39	$26.36	$25.67	$24.98	$22.79	$17.14
Accumulation units outstanding
at the end of period	15,692	47,884	53,554	45,109	67,164	83,244	62,874	38,399

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.54	$13.65	$10.20	N/A	N/A	N/A	N/A	N/A
End of period	$9.62	$6.54	$13.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	78,233	114,931	104,306	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.52	$10.66	$10.57	N/A	N/A	N/A	N/A	N/A
End of period	$7.99	$6.52	$10.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,096	33,480	41,771	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division107

Accumulation unit value:
Beginning of period	$10.94	$18.28	$18.52	$16.79	$16.54	$15.85	$12.97	$16.12
End of period	$14.37	$10.94	$18.28	$18.52	$16.79	$16.54	$15.85	$12.97
Accumulation units outstanding
at the end of period	44,561	63,016	104,604	109,703	89,776	94,796	124,563	25,691

JNL/Eagle SmallCap Equity
Division109
Accumulation unit value:
Beginning of period	$14.90	$24.59	$22.35	$18.96	$18.84	$16.16	$11.76	$15.98
End of period	$19.81	$14.90	$24.59	$22.35	$18.96	$18.84	$16.16	$11.76
Accumulation units outstanding
at the end of period	28,417	41,512	63,368	56,700	46,237	60,486	54,973	37,933

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.21	$9.91	$10.04	N/A	N/A	N/A	N/A	N/A
End of period	$7.94	$6.21	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	64,391	86,310	224,132	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.76	$9.89	$10.04	N/A	N/A	N/A	N/A	N/A
End of period	$7.40	$5.76	$9.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,907	6,340	7,497	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1074
Accumulation unit value:
Beginning of period	$7.48	$10.84	$10.84	$9.90	N/A	N/A	N/A	N/A
End of period	$9.75	$7.48	$10.84	$10.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	24,356	88,733	83,773	40,409	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.00	$9.84	$10.12	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	$6.00	$9.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	54,010	32,567	58,967	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division834
Accumulation unit value:
Beginning of period	$7.61	$11.60	$12.59	$10.89	$10.26	N/A	N/A	N/A
End of period	$9.98	$7.61	$11.60	$12.59	$10.89	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,841	11,800	18,255	21,701	11,505	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division107
Accumulation unit value:
Beginning of period	$18.03	$19.37	$18.45	$17.95	$17.82	$16.98	$15.24	$14.70
End of period	$20.21	$18.03	$19.37	$18.45	$17.95	$17.82	$16.98	$15.24
Accumulation units outstanding
at the end of period	74,311	123,742	188,189	161,785	168,455	128,050	111,725	27,625

JNL/Goldman Sachs Emerging
Markets Debt Division1946
Accumulation unit value:
Beginning of period	$9.64	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.63	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,639	132	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division825
Accumulation unit value:
Beginning of period	$8.09	$12.89	$12.78	$11.25	$10.21	N/A	N/A	N/A
End of period	$10.53	$8.09	$12.89	$12.78	$11.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,718	33,145	40,367	32,758	27,712	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2139
Accumulation unit value:
Beginning of period	$10.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,372	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JNL/JPMorgan International
Value Division247
Accumulation unit value:
Beginning of period	$9.16	$16.81	$15.29	$11.80	$10.14	$8.43	$6.16	$6.12
End of period	$11.70	$9.16	$16.81	$15.29	$11.80	$10.14	$8.43	$6.16
Accumulation units outstanding
at the end of period	57,046	164,913	184,866	232,630	153,243	145,976	84,342	675

JNL/JPMorgan MidCap
Growth Division115
Accumulation unit value:
Beginning of period	$13.31	$24.41	$23.04	$20.94	$20.10	$17.35	$13.03	$16.63
End of period	$18.68	$13.31	$24.41	$23.04	$20.94	$20.10	$17.35	$13.03
Accumulation units outstanding
at the end of period	8,130	21,046	31,155	14,919	20,283	24,705	33,366	7,157

JNL/JPMorgan U.S. Government
& Quality Bond Division107
Accumulation unit value:
Beginning of period	$16.58	$15.85	$15.18	$14.98	$14.91	$14.62	$14.73	$13.65
End of period	$16.87	$16.58	$15.85	$15.18	$14.98	$14.91	$14.62	$14.73
Accumulation units outstanding
at the end of period	71,468	210,131	158,193	174,605	186,898	228,413	246,063	215,666

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1065
Accumulation unit value:
Beginning of period	$6.89	$14.04	$10.86	$10.13	N/A	N/A	N/A	N/A
End of period	$11.61	$6.89	$14.04	$10.86	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	81,649	88,056	85,888	22,634	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division109
Accumulation unit value:
Beginning of period	$11.49	$19.18	$20.07	$17.85	$16.71	$13.65	$10.79	$12.93
End of period	$15.76	$11.49	$19.18	$20.07	$17.85	$16.71	$13.65	$10.79
Accumulation units outstanding
at the end of period	41,167	146,183	186,426	202,177	297,587	325,666	212,988	118,377

JNL/Lazard Small Cap
Equity Division109
Accumulation unit value:
Beginning of period	$9.21	$15.28	$16.70	$14.57	$14.18	$12.52	$9.19	$11.95
End of period	$8.68	$9.21	$15.28	$16.70	$14.57	$14.18	$12.52	$9.19
Accumulation units outstanding
at the end of period	-	87,790	114,524	141,403	187,398	233,561	267,501	116,883

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$9.94	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.10	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,038	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$8.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.23	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,802	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1410
Accumulation unit value:
Beginning of period	$6.13	$9.80	$10.48	N/A	N/A	N/A	N/A	N/A
End of period	$7.50	$6.13	$9.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,439	-	8,761	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division113

Accumulation unit value:
Beginning of period	$7.45	$11.72	$12.29	$11.16	$11.71	$9.79	$7.51	$9.44
End of period	$11.19	$7.45	$11.72	$12.29	$11.16	$11.71	$9.79	$7.51
Accumulation units outstanding
at the end of period	170,964	495,269	639,081	774,100	844,186	805,224	717,214	317,029

JNL/MCM Bond Index Division112

Accumulation unit value:
Beginning of period	$11.86	$11.65	$11.15	$10.96	$10.96	$10.78	$10.66	$9.97
End of period	$12.31	$11.86	$11.65	$11.15	$10.96	$10.96	$10.78	$10.66
Accumulation units outstanding
at the end of period	65,551	261,469	362,408	360,611	428,602	552,371	463,567	116,168

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division503
Accumulation unit value:
Beginning of period	$3.58	$6.03	$5.89	$4.41	$4.45	$4.13	N/A	N/A
End of period	$4.41	$3.58	$6.03	$5.89	$4.41	$4.45	N/A	N/A
Accumulation units outstanding
at the end of period	474	43,373	40,507	51,432	1,222	15,024	N/A	N/A

JNL/MCM Consumer Brands
Sector Division478
Accumulation unit value:
Beginning of period	$6.93	$10.27	$11.36	$10.20	$10.65	$9.85	$9.67	N/A
End of period	$9.05	$6.93	$10.27	$11.36	$10.20	$10.65	$9.85	N/A
Accumulation units outstanding
at the end of period	840	14,269	701	12,360	21,663	2,506	268	N/A

JNL/MCM Dow 10 Division109

Accumulation unit value:
Beginning of period	$5.81	$10.96	$11.06	$8.69	$9.39	$9.30	$7.53	$8.90
End of period	$6.61	$5.81	$10.96	$11.06	$8.69	$9.39	$9.30	$7.53
Accumulation units outstanding
at the end of period	291,242	719,214	875,959	1,079,437	1,197,910	1,091,274	935,790	410,448

JNL/MCM Dow Dividend Division1002

Accumulation unit value:
Beginning of period	$5.17	$10.40	$11.78	$10.06	N/A	N/A	N/A	N/A
End of period	$6.10	$5.17	$10.40	$11.78	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	59,336	170,304	176,338	173,215	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division114
Accumulation unit value:
Beginning of period	$5.92	$9.69	$9.52	$8.30	$8.11	$7.43	$5.86	$7.28
End of period	$5.51	$5.92	$9.69	$9.52	$8.30	$8.11	$7.43	$5.86
Accumulation units outstanding
at the end of period	-	90,452	142,732	160,754	243,879	264,467	209,906	62,361

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division479
Accumulation unit value:
Beginning of period	$5.65	$11.67	$14.39	$12.35	$11.85	$10.64	$10.43	N/A
End of period	$6.58	$5.65	$11.67	$14.39	$12.35	$11.85	$10.64	N/A
Accumulation units outstanding
at the end of period	25,282	35,600	14,252	24,737	23,957	33,670	387	N/A

JNL/MCM Global 15 Division113

Accumulation unit value:
Beginning of period	$9.45	$18.69	$17.14	$12.46	$11.52	$9.16	$7.01	$8.76
End of period	$12.15	$9.45	$18.69	$17.14	$12.46	$11.52	$9.16	$7.01
Accumulation units outstanding
at the end of period	199,350	521,203	659,466	803,679	853,956	797,216	668,113	282,233

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division475
Accumulation unit value:
Beginning of period	$9.24	$12.26	$11.61	$11.13	$10.54	$10.38	$10.15	N/A
End of period	$10.97	$9.24	$12.26	$11.61	$11.13	$10.54	$10.38	N/A
Accumulation units outstanding
at the end of period	5,851	27,693	63,770	84,276	66,861	65,317	5,231	N/A

JNL/MCM Index 5 Division1380

Accumulation unit value:
Beginning of period	$6.80	$9.88	$9.51	N/A	N/A	N/A	N/A	N/A
End of period	$8.35	$6.80	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,832	37,818	4,680	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division112
Accumulation unit value:
Beginning of period	$11.17	$19.93	$18.39	$14.92	$13.42	$11.44	$8.49	$10.43
End of period	$14.17	$11.17	$19.93	$18.39	$14.92	$13.42	$11.44	$8.49
Accumulation units outstanding
at the end of period	65,221	232,413	268,110	314,502	361,285	501,065	484,553	164,277

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division687

Accumulation unit value:
Beginning of period	$7.75	$13.74	$13.81	$11.84	$10.90	$9.68	N/A	N/A
End of period	$9.45	$7.75	$13.74	$13.81	$11.84	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	353,112	621,022	1,129,647	1,304,053	785,835	74,806	N/A	N/A

JNL/MCM JNL Optimized
5 Division1154
Accumulation unit value:
Beginning of period	$6.31	$11.93	$10.70	$9.83	N/A	N/A	N/A	N/A
End of period	$8.54	$6.31	$11.93	$10.70	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,565	76,129	54,998	16,630	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division710

Accumulation unit value:
Beginning of period	$7.25	$12.63	$10.81	$10.52	$10.82	$10.59	N/A	N/A
End of period	$9.55	$7.25	$12.63	$10.81	$10.52	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	2,700	14,722	35,332	27,892	34,591	7,115	N/A	N/A

JNL/MCM NYSE International
25 Division1321
Accumulation unit value:
Beginning of period	$6.12	$11.54	$10.40	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$6.12	$11.54	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,182	17,184	3,982	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division479
Accumulation unit value:
Beginning of period	$21.93	$35.96	$27.08	$22.84	$17.01	$13.00	$12.78	N/A
End of period	$25.85	$21.93	$35.96	$27.08	$22.84	$17.01	$13.00	N/A
Accumulation units outstanding
at the end of period	14,762	46,622	59,961	72,151	62,493	44,526	399	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division113

Accumulation unit value:
Beginning of period	$6.87	$13.90	$13.49	$13.13	$9.74	$8.44	$7.23	$9.50
End of period	$8.08	$6.87	$13.90	$13.49	$13.13	$9.74	$8.44	$7.23
Accumulation units outstanding
at the end of period	211,350	527,240	622,404	738,110	857,143	800,188	719,372	276,246

JNL/MCM S&P 24 Division1158

Accumulation unit value:
Beginning of period	$7.09	$10.74	$10.17	$9.96	N/A	N/A	N/A	N/A
End of period	$8.27	$7.09	$10.74	$10.17	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,165	25,249	15,887	28,972	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division112
Accumulation unit value:
Beginning of period	$9.70	$15.84	$15.02	$13.95	$12.69	$11.17	$8.45	$10.56
End of period	$13.15	$9.70	$15.84	$15.02	$13.95	$12.69	$11.17	$8.45
Accumulation units outstanding
at the end of period	84,525	294,511	323,744	377,127	407,934	546,525	571,390	219,769

JNL/MCM S&P 500 Index Division110

Accumulation unit value:
Beginning of period	$7.59	$12.40	$12.05	$10.66	$10.41	$9.63	$7.68	$9.17
End of period	$9.39	$7.59	$12.40	$12.05	$10.66	$10.41	$9.63	$7.68
Accumulation units outstanding
at the end of period	193,329	491,199	562,579	692,266	825,814	1,117,373	1,038,480	301,613

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	$6.04	$8.71	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.58	$6.04	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,667	6,078	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division113
Accumulation unit value:
Beginning of period	$10.70	$18.19	$20.70	$19.26	$18.01	$16.30	$11.22	$14.55
End of period	$11.02	$10.70	$18.19	$20.70	$19.26	$18.01	$16.30	$11.22
Accumulation units outstanding
at the end of period	130,734	325,570	384,654	456,880	478,396	444,449	440,702	189,004

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division112
Accumulation unit value:
Beginning of period	$9.42	$14.74	$15.34	$13.30	$13.00	$11.28	$7.88	$10.37
End of period	$11.77	$9.42	$14.74	$15.34	$13.30	$13.00	$11.28	$7.88
Accumulation units outstanding
at the end of period	86,296	252,153	282,256	324,271	355,586	508,548	530,792	212,147

JNL/MCM Technology Sector
Division491
Accumulation unit value:
Beginning of period	$3.77	$6.79	$6.04	$5.63	$5.60	$6.01	N/A	N/A
End of period	$6.07	$3.77	$6.79	$6.04	$5.63	$5.60	N/A	N/A
Accumulation units outstanding
at the end of period	62,975	20,753	46,775	49,646	85,281	59,348	N/A	N/A

JNL/MCM Value Line 30 Division677

Accumulation unit value:
Beginning of period	$9.11	$17.66	$15.06	$15.56	$11.42	$10.02	N/A	N/A
End of period	$10.26	$9.11	$17.66	$15.06	$15.56	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	85,834	229,298	268,301	324,510	210,973	57,110	N/A	N/A

JNL/MCM VIP Division677

Accumulation unit value:
Beginning of period	$8.02	$14.27	$13.13	$11.93	$11.07	$10.05	N/A	N/A
End of period	$9.75	$8.02	$14.27	$13.13	$11.93	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	29,189	56,373	55,468	117,802	101,147	21,465	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division109
Accumulation unit value:
Beginning of period	$8.66	$14.91	$14.29	$12.45	$11.15	$9.63	$6.98	$8.90
End of period	$11.85	$8.66	$14.91	$14.29	$12.45	$11.15	$9.63	$6.98
Accumulation units outstanding
at the end of period	40,153	149,689	199,645	224,245	230,051	249,403	221,909	135,922

JNL/PAM Asia ex-Japan
Division1774
Accumulation unit value:
Beginning of period	$4.79	$8.90	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$4.79	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,194	15,364	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1774

Accumulation unit value:
Beginning of period	$4.15	$7.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.42	$4.15	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	29,459	39,332	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.30	$10.89	$10.27	N/A	N/A	N/A	N/A	N/A
End of period	$11.85	$10.30	$10.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	95,086	188,572	35,189	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division107
Accumulation unit value:
Beginning of period	$14.46	$14.67	$13.81	$13.59	$13.54	$13.20	$12.84	$12.24
End of period	$16.38	$14.46	$14.67	$13.81	$13.59	$13.54	$13.20	$12.84
Accumulation units outstanding
at the end of period	308,964	535,789	583,175	556,400	631,732	668,281	605,514	285,005

JNL/PPM America Core
Equity Division115
Accumulation unit value:
Beginning of period	$12.24	$20.96	$23.03	$20.62	$19.32	$17.41	$13.94	$17.22
End of period	$15.20	$12.24	$20.96	$23.03	$20.62	$19.32	$17.41	$13.94
Accumulation units outstanding
at the end of period	-	3,621	9,458	17,365	24,874	23,041	31,520	2,949

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.02	$13.27	$13.67	$12.60	$12.63	$12.33	N/A	N/A
End of period	$12.95	$9.02	$13.27	$13.67	$12.60	$12.63	N/A	N/A
Accumulation units outstanding
at the end of period	124,398	173,845	182,665	229,134	298,219	373,769	N/A	N/A

JNL/PPM America Mid
Cap Value Division1797
Accumulation unit value:
Beginning of period	$5.62	$10.38	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.13	$5.62	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,900	15,139	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1822
Accumulation unit value:
Beginning of period	$6.23	$10.09	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	737	13,338	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division109
Accumulation unit value:
Beginning of period	$10.40	$20.07	$21.67	$19.53	$18.97	$17.61	$14.40	$17.26
End of period	$14.76	$10.40	$20.07	$21.67	$19.53	$18.97	$17.61	$14.40
Accumulation units outstanding
at the end of period	11,003	45,760	55,564	68,159	87,633	99,195	100,690	58,132

JNL/Red Rocks Listed
Private Equity Division1919
Accumulation unit value:
Beginning of period	$5.92	$7.98	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,353	6,051	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.66	$9.21	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.27	$6.66	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	78,393	192,716	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1454
Accumulation unit value:
Beginning of period	$6.87	$9.91	$10.22	N/A	N/A	N/A	N/A	N/A
End of period	$9.72	$6.87	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,272	12,308	3,760	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.24	$6.54	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.68	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,952	36,013	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.57	$10.51	$10.53	N/A	N/A	N/A	N/A	N/A
End of period	$8.82	$7.57	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,124	3,329	12,452	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.10	$9.60	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.60	$7.10	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,066	1,827	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1454
Accumulation unit value:
Beginning of period	$6.24	$9.91	$10.28	N/A	N/A	N/A	N/A	N/A
End of period	$9.62	$6.24	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,493	6,276	4,486	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division108
Accumulation unit value:
Beginning of period	$9.50	$15.91	$14.85	$13.09	$12.29	$11.12	$8.93	$10.82
End of period	$12.22	$9.50	$15.91	$14.85	$13.09	$12.29	$11.12	$8.93
Accumulation units outstanding
at the end of period	210,296	522,908	656,454	960,982	1,174,982	1,363,476	432,846	247,080

JNL/S&P Managed Conservative
Division683
Accumulation unit value:
Beginning of period	$9.81	$11.59	$11.11	$10.49	$10.30	$9.95	N/A	N/A
End of period	$10.93	$9.81	$11.59	$11.11	$10.49	$10.30	N/A	N/A
Accumulation units outstanding
at the end of period	88,453	237,380	218,448	109,396	59,622	2,989	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division107
Accumulation unit value:
Beginning of period	$10.01	$15.78	$14.79	$13.20	$12.52	$11.45	$9.58	$11.01
End of period	$12.59	$10.01	$15.78	$14.79	$13.20	$12.52	$11.45	$9.58
Accumulation units outstanding
at the end of period	637,399	1,081,412	1,398,219	1,521,179	1,884,046	2,092,735	1,798,215	1,562,842

JNL/S&P Managed Moderate
Division678
Accumulation unit value:
Beginning of period	$9.58	$12.39	$11.72	$10.81	$10.49	$9.97	N/A	N/A
End of period	$11.15	$9.58	$12.39	$11.72	$10.81	$10.49	N/A	N/A
Accumulation units outstanding
at the end of period	113,384	147,184	202,042	86,141	30,792	2,703	N/A	N/A

JNL/S&P Managed Moderate
Growth Division107
Accumulation unit value:
Beginning of period	$10.67	$14.99	$14.06	$12.77	$12.22	$11.36	$9.83	$10.78
End of period	$12.93	$10.67	$14.99	$14.06	$12.77	$12.22	$11.36	$9.83
Accumulation units outstanding
at the end of period	407,276	776,587	982,986	1,082,106	1,503,085	1,426,480	1,325,854	533,868

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1162
Accumulation unit value:
Beginning of period	$7.51	$11.89	$11.00	$10.32	N/A	N/A	N/A	N/A
End of period	$9.03	$7.51	$11.89	$11.00	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	479	577	1,881	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$8.90	$10.28	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.97	$8.90	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	12,821	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1454

Accumulation unit value:
Beginning of period	$6.35	$10.06	$10.51	N/A	N/A	N/A	N/A	N/A
End of period	$8.91	$6.35	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,177	17,194	4,388	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division107

Accumulation unit value:
Beginning of period	$20.86	$26.80	$25.40	$22.77	$22.03	$20.24	$16.96	$18.30
End of period	$24.50	$20.86	$26.80	$25.40	$22.77	$22.03	$20.24	$16.96
Accumulation units outstanding
at the end of period	103,855	187,706	230,189	208,242	258,602	244,818	148,408	92,571

JNL/Select Money Market
Division107
Accumulation unit value:
Beginning of period	$12.49	$12.45	$12.11	$11.80	$11.70	$11.83	$12.00	$12.07
End of period	$12.27	$12.49	$12.45	$12.11	$11.80	$11.70	$11.83	$12.00
Accumulation units outstanding
at the end of period	346,292	939,955	771,425	461,559	109,775	219,326	160,964	350,802

JNL/Select Value Division212

Accumulation unit value:
Beginning of period	$14.20	$21.71	$20.51	$17.28	$16.28	$14.45	$10.92	$10.72
End of period	$17.29	$14.20	$21.71	$20.51	$17.28	$16.28	$14.45	$10.92
Accumulation units outstanding
at the end of period	38,692	127,197	114,822	131,490	123,570	128,590	99,372	1,487

JNL/T.Rowe Price Established
Growth Division107
Accumulation unit value:
Beginning of period	$17.38	$30.99	$28.67	$25.69	$24.67	$22.87	$17.85	$22.00
End of period	$24.49	$17.38	$30.99	$28.67	$25.69	$24.67	$22.87	$17.85
Accumulation units outstanding
at the end of period	69,744	182,799	229,473	177,709	182,030	143,503	138,451	30,173

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division109
Accumulation unit value:
Beginning of period	$25.20	$43.26	$37.60	$35.87	$32.03	$27.64	$20.32	$25.16
End of period	$36.32	$25.20	$43.26	$37.60	$35.87	$32.03	$27.64	$20.32
Accumulation units outstanding
at the end of period	36,839	95,456	115,110	124,443	165,828	186,102	163,479	62,216

JNL/T.Rowe Price Short-Term
Bond Division1087
Accumulation unit value:
Beginning of period	$9.67	$10.48	$10.18	$10.00	N/A	N/A	N/A	N/A
End of period	$10.22	$9.67	$10.48	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,021	60,050	67,420	60,674	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division107
Accumulation unit value:
Beginning of period	$9.19	$15.72	$15.88	$13.48	$12.94	$11.44	$8.97	$11.18
End of period	$12.36	$9.19	$15.72	$15.88	$13.48	$12.94	$11.44	$8.97
Accumulation units outstanding
at the end of period	120,937	345,931	423,524	465,057	512,756	543,230	498,153	199,648

Accumulation Unit Values
Contract with Endorsements - 1.87%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division91
Accumulation unit value:
Beginning of period	$10.52	$18.15	$16.84	$14.00	$12.88	$11.28	$8.95	$11.44
End of period	$14.14	$10.52	$18.15	$16.84	$14.00	$12.88	$11.28	$8.95
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/AIM Large Cap Growth
Division62
Accumulation unit value:
Beginning of period	$8.53	$13.95	$12.28	$11.60	$11.02	$10.21	$8.00	$10.29
End of period	$10.41	$8.53	$13.95	$12.28	$11.60	$11.02	$10.21	$8.00
Accumulation units outstanding
at the end of period	1,839	1,991	2,086	2,176	2,273	2,377	2,486	-

JNL/AIM Small Cap Growth
Division66
Accumulation unit value:
Beginning of period	$9.09	$15.36	$14.05	$12.51	$11.75	$11.21	$8.25	$10.93
End of period	$12.02	$9.09	$15.36	$14.05	$12.51	$11.75	$11.21	$8.25
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division44
Accumulation unit value:
Beginning of period	$8.74	$12.41	$11.72	$10.78	$9.97	$9.29	$8.32	$8.93
End of period	$10.50	$8.74	$12.41	$11.72	$10.78	$9.97	$9.29	$8.32
Accumulation units outstanding
at the end of period	3,966	4,969	9,424	16,820	13,888	143	118	-

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division44
Accumulation unit value:
Beginning of period	$16.45	$28.35	$26.33	$25.64	$24.96	$22.77	$17.13	$23.80
End of period	$21.77	$16.45	$28.35	$26.33	$25.64	$24.96	$22.77	$17.13
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.62	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,145	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division44

Accumulation unit value:
Beginning of period	$10.92	$18.26	$18.50	$16.77	$16.53	$15.84	$12.96	$16.20
End of period	$14.35	$10.92	$18.26	$18.50	$16.77	$16.53	$15.84	$12.96
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Eagle SmallCap Equity
Division49
Accumulation unit value:
Beginning of period	$14.88	$24.56	$22.33	$18.94	$18.82	$16.14	$11.75	$14.92
End of period	$19.78	$14.88	$24.56	$22.33	$18.94	$18.82	$16.14	$11.75
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.21	$9.91	$10.07	N/A	N/A	N/A	N/A	N/A
End of period	$7.93	$6.21	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,413	2,768	650	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	$7.47	$10.58	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.75	$7.47	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,096	2,101	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division44
Accumulation unit value:
Beginning of period	$18.01	$19.35	$18.43	$17.93	$17.80	$16.97	$15.23	$14.43
End of period	$20.18	$18.01	$19.35	$18.43	$17.93	$17.80	$16.97	$15.23
Accumulation units outstanding
at the end of period	522	5,147	7,234	10,330	8,209	8,188	-	-

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division421
Accumulation unit value:
Beginning of period	$9.15	$16.79	$15.28	$11.79	$10.13	$8.43	$7.18	N/A
End of period	$11.68	$9.15	$16.79	$15.28	$11.79	$10.13	$8.43	N/A
Accumulation units outstanding
at the end of period	4,617	4,982	4,582	4,714	4,975	5,263	2,137	N/A

JNL/JPMorgan MidCap
Growth Division82
Accumulation unit value:
Beginning of period	$13.29	$24.38	$23.01	$20.92	$20.08	$17.34	$13.02	$16.83
End of period	$18.65	$13.29	$24.38	$23.01	$20.92	$20.08	$17.34	$13.02
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/JPMorgan U.S. Government
& Quality Bond Division44
Accumulation unit value:
Beginning of period	$16.55	$15.83	$15.16	$14.96	$14.89	$14.61	$14.71	$13.60
End of period	$16.85	$16.55	$15.83	$15.16	$14.96	$14.89	$14.61	$14.71
Accumulation units outstanding
at the end of period	1,069	1,074	-	-	-	-	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.88	$13.64	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.60	$6.88	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	370	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division46
Accumulation unit value:
Beginning of period	$11.48	$19.17	$20.05	$17.83	$16.70	$13.64	$10.78	$12.89
End of period	$15.74	$11.48	$19.17	$20.05	$17.83	$16.70	$13.64	$10.78
Accumulation units outstanding
at the end of period	60	69	630	638	2,522	2,648	-	-

JNL/Lazard Small Cap
Equity Division46
Accumulation unit value:
Beginning of period	$9.20	$15.26	$16.69	$14.56	$14.17	$12.51	$9.18	$11.31
End of period	$8.68	$9.20	$15.26	$16.69	$14.56	$14.17	$12.51	$9.18
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	$6.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,075	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division517

Accumulation unit value:
Beginning of period	$7.45	$11.71	$12.28	$11.15	$11.70	$9.93	N/A	N/A
End of period	$11.18	$7.45	$11.71	$12.28	$11.15	$11.70	N/A	N/A
Accumulation units outstanding
at the end of period	1,119	4,648	8,416	29,501	33,310	33,377	N/A	N/A

JNL/MCM Bond Index Division72

Accumulation unit value:
Beginning of period	$11.85	$11.64	$11.15	$10.96	$10.96	$10.78	$10.66	$9.85
End of period	$12.30	$11.85	$11.64	$11.15	$10.96	$10.96	$10.78	$10.66
Accumulation units outstanding
at the end of period	-	-	-	-	-	869	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division598
Accumulation unit value:
Beginning of period	$3.57	$6.03	$5.89	$4.41	$4.45	$3.92	N/A	N/A
End of period	$4.40	$3.57	$6.03	$5.89	$4.41	$4.45	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	N/A	N/A
JNL/MCM Consumer Brands
Sector Division598
Accumulation unit value:
Beginning of period	$6.92	$10.26	$11.35	$10.19	$10.64	$9.79	N/A	N/A
End of period	$9.04	$6.92	$10.26	$11.35	$10.19	$10.64	N/A	N/A
Accumulation units outstanding
at the end of period	114	-	265	411	402	395	N/A	N/A

JNL/MCM Dow 10 Division62

Accumulation unit value:
Beginning of period	$5.80	$10.96	$11.05	$8.69	$9.39	$9.30	$7.53	$8.92
End of period	$6.60	$5.80	$10.96	$11.05	$8.69	$9.39	$9.30	$7.53
Accumulation units outstanding
at the end of period	114	1,570	1,855	1,994	3,211	23,516	-	-

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division67
Accumulation unit value:
Beginning of period	$5.91	$9.69	$9.51	$8.29	$8.11	$7.42	$5.86	$7.86
End of period	$5.51	$5.91	$9.69	$9.51	$8.29	$8.11	$7.42	$5.86
Accumulation units outstanding
at the end of period	-	2,320	8,254	8,061	5,561	-	-	-

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division598
Accumulation unit value:
Beginning of period	$5.65	$11.66	$14.38	$12.34	$11.85	$10.67	N/A	N/A
End of period	$6.57	$5.65	$11.66	$14.38	$12.34	$11.85	N/A	N/A
Accumulation units outstanding
at the end of period	154	-	239	359	363	358	N/A	N/A

JNL/MCM Global 15 Division520

Accumulation unit value:
Beginning of period	$9.44	$18.68	$17.13	$12.45	$11.51	$10.10	N/A	N/A
End of period	$12.14	$9.44	$18.68	$17.13	$12.45	$11.51	N/A	N/A
Accumulation units outstanding
at the end of period	977	7,368	16,060	23,475	24,804	24,058	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division528
Accumulation unit value:
Beginning of period	$9.23	$12.25	$11.60	$11.12	$10.53	$10.80	N/A	N/A
End of period	$10.96	$9.23	$12.25	$11.60	$11.12	$10.53	N/A	N/A
Accumulation units outstanding
at the end of period	92	2,067	2,316	2,072	2,836	2,760	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	$6.80	$8.99	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.35	$6.80	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,703	7,903	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division72
Accumulation unit value:
Beginning of period	$11.16	$19.92	$18.39	$14.92	$13.41	$11.44	$8.49	$10.36
End of period	$14.16	$11.16	$19.92	$18.39	$14.92	$13.41	$11.44	$8.49
Accumulation units outstanding
at the end of period	-	15,568	19,393	25,921	23,900	18,423	13,679	7,768

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division

Accumulation unit value:
Beginning of period	$7.75	$13.74	$14.39	N/A	N/A	N/A	N/A	N/A
End of period	$9.44	$7.75	$13.74	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	434	435	2,190	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.31	$11.93	$11.40	N/A	N/A	N/A	N/A	N/A
End of period	$8.53	$6.31	$11.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	334	315	286	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division528
Accumulation unit value:
Beginning of period	$21.91	$35.93	$27.06	$22.82	$17.00	$14.00	N/A	N/A
End of period	$25.82	$21.91	$35.93	$27.06	$22.82	$17.00	N/A	N/A
Accumulation units outstanding
at the end of period	994	1,023	2,525	2,525	3,071	4,316	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division525

Accumulation unit value:
Beginning of period	$6.87	$13.89	$13.48	$13.12	$9.74	$8.60	N/A	N/A
End of period	$8.07	$6.87	$13.89	$13.48	$13.12	$9.74	N/A	N/A
Accumulation units outstanding
at the end of period	124	947	3,427	3,552	3,882	7,030	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division44
Accumulation unit value:
Beginning of period	$9.70	$15.83	$15.01	$13.94	$12.69	$11.16	$8.45	$10.04
End of period	$13.14	$9.70	$15.83	$15.01	$13.94	$12.69	$11.16	$8.45
Accumulation units outstanding
at the end of period	818	21,620	27,720	39,635	43,162	44,648	17,187	9,865

JNL/MCM S&P 500 Index Division44

Accumulation unit value:
Beginning of period	$7.56	$12.35	$12.00	$10.62	$10.37	$9.60	$7.65	$9.76
End of period	$9.34	$7.56	$12.35	$12.00	$10.62	$10.37	$9.60	$7.65
Accumulation units outstanding
at the end of period	312	26,310	26,551	28,156	28,372	33,725	22,656	13,070

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division520
Accumulation unit value:
Beginning of period	$10.69	$18.18	$20.68	$19.25	$18.00	$15.70	N/A	N/A
End of period	$11.01	$10.69	$18.18	$20.68	$19.25	$18.00	N/A	N/A
Accumulation units outstanding
at the end of period	48	570	1,800	3,181	5,637	9,723	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division44
Accumulation unit value:
Beginning of period	$9.41	$14.73	$15.34	$13.30	$13.00	$11.28	$7.88	$9.93
End of period	$11.76	$9.41	$14.73	$15.34	$13.30	$13.00	$11.28	$7.88
Accumulation units outstanding
at the end of period	-	18,225	18,225	18,225	18,225	21,436	18,225	10,484

JNL/MCM Technology Sector
Division528
Accumulation unit value:
Beginning of period	$3.77	$6.79	$6.04	$5.62	$5.59	$5.64	N/A	N/A
End of period	$6.06	$3.77	$6.79	$6.04	$5.62	$5.59	N/A	N/A
Accumulation units outstanding
at the end of period	173	-	489	773	2,135	2,103	N/A	N/A

JNL/MCM Value Line 30 Division826

Accumulation unit value:
Beginning of period	$9.11	$17.66	$15.06	$15.56	$11.93	N/A	N/A	N/A
End of period	$10.25	$9.11	$17.66	$15.06	$15.56	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	202	2,886	8,604	10,687	N/A	N/A	N/A

JNL/MCM VIP Division1172

Accumulation unit value:
Beginning of period	$8.01	$14.27	$13.13	$12.42	N/A	N/A	N/A	N/A
End of period	$9.75	$8.01	$14.27	$13.13	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,372	2,857	2,274	1,818	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division49
Accumulation unit value:
Beginning of period	$8.65	$14.90	$14.28	$12.44	$11.14	$9.63	$6.98	$8.64
End of period	$11.83	$8.65	$14.90	$14.28	$12.44	$11.14	$9.63	$6.98
Accumulation units outstanding
at the end of period	152	144	131	133	121	105	87	-

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division43
Accumulation unit value:
Beginning of period	$14.44	$14.65	$13.79	$13.58	$13.53	$13.19	$12.83	$12.17
End of period	$16.36	$14.44	$14.65	$13.79	$13.58	$13.53	$13.19	$12.83
Accumulation units outstanding
at the end of period	25,232	15,436	9,352	4,492	9,257	16,522	-	-

JNL/PPM America Core
Equity Division84
Accumulation unit value:
Beginning of period	$12.22	$20.93	$23.00	$20.60	$19.30	$17.39	$13.93	$17.92
End of period	$15.18	$12.22	$20.93	$23.00	$20.60	$19.30	$17.39	$13.93
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.05	$13.31	$13.72	$12.65	$12.67	$12.33	N/A	N/A
End of period	$12.99	$9.05	$13.31	$13.72	$12.65	$12.67	N/A	N/A
Accumulation units outstanding
at the end of period	298	337	1,790	5,913	5,935	5,884	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division44
Accumulation unit value:
Beginning of period	$10.39	$20.05	$21.65	$19.51	$18.95	$17.59	$14.39	$17.68
End of period	$14.74	$10.39	$20.05	$21.65	$19.51	$18.95	$17.59	$14.39
Accumulation units outstanding
at the end of period	-	-	-	-	-	-	-	-

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.65	$6.60	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$6.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,277	2,864	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division71
Accumulation unit value:
Beginning of period	$9.49	$15.89	$14.84	$13.08	$12.28	$11.11	$8.93	$11.32
End of period	$12.21	$9.49	$15.89	$14.84	$13.08	$12.28	$11.11	$8.93
Accumulation units outstanding
at the end of period	512	502	2,499	2,488	2,462	2,429	50	-

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division42

Accumulation unit value:
Beginning of period	$10.00	$15.76	$14.78	$13.19	$12.51	$11.44	$9.57	$11.03
End of period	$12.57	$10.00	$15.76	$14.78	$13.19	$12.51	$11.44	$9.57
Accumulation units outstanding
at the end of period	-	-	732	735	738	741	-	-

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division42
Accumulation unit value:
Beginning of period	$10.76	$15.12	$14.18	$12.88	$12.33	$11.46	$9.92	$10.85
End of period	$13.03	$10.76	$15.12	$14.18	$12.88	$12.33	$11.46	$9.92
Accumulation units outstanding
at the end of period	-	-	-	431	431	431	431	-

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division44

Accumulation unit value:
Beginning of period	$20.83	$26.77	$25.37	$22.75	$22.01	$20.22	$16.95	$17.71
End of period	$24.47	$20.83	$26.77	$25.37	$22.75	$22.01	$20.22	$16.95
Accumulation units outstanding
at the end of period	5,234	3,898	3,979	5,328	5,485	11,711	-	-

JNL/Select Money Market
Division59
Accumulation unit value:
Beginning of period	$12.46	$12.42	$12.08	$11.78	$11.68	$11.81	$11.98	$12.06
End of period	$12.24	$12.46	$12.42	$12.08	$11.78	$11.68	$11.81	$11.98
Accumulation units outstanding
at the end of period	-	11,894	62,040	7,819	2,534	2,534	-	-

JNL/Select Value Division531

Accumulation unit value:
Beginning of period	$14.20	$21.70	$20.50	$17.27	$16.27	$15.08	N/A	N/A
End of period	$17.27	$14.20	$21.70	$20.50	$17.27	$16.27	N/A	N/A
Accumulation units outstanding
at the end of period	116	134	148	161	165	165	N/A	N/A

JNL/T.Rowe Price Established
Growth Division44
Accumulation unit value:
Beginning of period	$17.36	$30.95	$28.64	$25.66	$24.65	$22.85	$17.84	$22.54
End of period	$24.45	$17.36	$30.95	$28.64	$25.66	$24.65	$22.85	$17.84
Accumulation units outstanding
at the end of period	8,370	5,766	5,326	2,531	572	591	-	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division49
Accumulation unit value:
Beginning of period	$25.17	$43.20	$37.56	$35.83	$31.99	$27.62	$20.30	$24.50
End of period	$36.27	$25.17	$43.20	$37.56	$35.83	$31.99	$27.62	$20.30
Accumulation units outstanding
at the end of period	1,009	570	599	619	649	680	497	-

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	$9.67	$9.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.21	$9.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	763	765	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division44

Accumulation unit value:
Beginning of period	$9.18	$15.71	$15.87	$13.47	$12.93	$11.44	$8.97	$10.77
End of period	$12.35	$9.18	$15.71	$15.87	$13.47	$12.93	$11.44	$8.97
Accumulation units outstanding
at the end of period	3,114	5,578	5,334	9,597	9,743	6,986	-	-

Accumulation Unit Values
Contract with Endorsements - 1.88%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	$8.14	$12.90	$16.20	N/A	N/A	N/A	N/A	N/A
End of period	$10.59	$8.14	$12.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	210	221	133	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	$8.53	$13.94	$12.78	N/A	N/A	N/A	N/A	N/A
End of period	$10.40	$8.53	$13.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	237	259	281	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.53	$15.53	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.53	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	178	178	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	$17.98	$19.32	$18.64	N/A	N/A	N/A	N/A	N/A
End of period	$20.15	$17.98	$19.32	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	487	533	578	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	$8.08	$12.89	$14.30	N/A	N/A	N/A	N/A	N/A
End of period	$10.52	$8.08	$12.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,612	1,725	1,855	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division
Accumulation unit value:
Beginning of period	$9.14	$16.77	$17.49	N/A	N/A	N/A	N/A	N/A
End of period	$11.67	$9.14	$16.77	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,342	1,436	1,544	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	$16.53	$15.81	$15.34	N/A	N/A	N/A	N/A	N/A
End of period	$16.82	$16.53	$15.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	197	216	234	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.88	$14.02	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.60	$6.88	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	148	148	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	$11.47	$19.15	$22.68	N/A	N/A	N/A	N/A	N/A
End of period	$15.72	$11.47	$19.15	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,021	1,093	1,175	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	$6.13	$9.54	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	$6.13	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	181	181	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division799

Accumulation unit value:
Beginning of period	$7.44	$11.70	$12.27	$11.14	$11.50	N/A	N/A	N/A
End of period	$11.16	$7.44	$11.70	$12.27	$11.14	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	868	966	960	907	468	N/A	N/A	N/A

JNL/MCM Bond Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	$6.91	$10.05	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.03	$6.91	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	138	138	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division799

Accumulation unit value:
Beginning of period	$5.80	$10.94	$11.04	$8.68	$8.81	N/A	N/A	N/A
End of period	$6.59	$5.80	$10.94	$11.04	$8.68	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,458	3,421	3,392	1,021	614	N/A	N/A	N/A

JNL/MCM Dow Dividend Division

Accumulation unit value:
Beginning of period	$5.17	$10.40	$11.44	N/A	N/A	N/A	N/A	N/A
End of period	$6.10	$5.17	$10.40	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,659	1,611	1,392	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	$5.64	$10.38	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.57	$5.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	100	100	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division799

Accumulation unit value:
Beginning of period	$9.43	$18.66	$17.11	$12.44	$11.02	N/A	N/A	N/A
End of period	$12.12	$9.43	$18.66	$17.11	$12.44	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,679	2,897	2,804	694	464	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	$6.12	$10.96	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$6.12	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	95	95	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector Division

Accumulation unit value:
Beginning of period	$21.89	$40.39	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$25.79	$21.89	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	68	69	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division799

Accumulation unit value:
Beginning of period	$6.86	$13.87	$13.46	$13.11	$10.82	N/A	N/A	N/A
End of period	$8.06	$6.86	$13.87	$13.46	$13.11	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,174	926	849	815	453	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	$7.09	$10.74	$9.58	N/A	N/A	N/A	N/A	N/A
End of period	$8.27	$7.09	$10.74	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,222	1,319	1,573	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division799
Accumulation unit value:
Beginning of period	$10.68	$18.16	$20.66	$19.23	$17.31	N/A	N/A	N/A
End of period	$10.99	$10.68	$18.16	$20.66	$19.23	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,741	1,418	1,403	566	296	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division

Accumulation unit value:
Beginning of period	$9.10	$17.65	$13.78	N/A	N/A	N/A	N/A	N/A
End of period	$10.25	$9.10	$17.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,062	996	947	N/A	N/A	N/A	N/A	N/A

JNL/MCM VIP Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.29	$11.46	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.84	$10.29	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	121	121	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division
Accumulation unit value:
Beginning of period	$14.42	$14.64	$13.95	N/A	N/A	N/A	N/A	N/A
End of period	$16.34	$14.42	$14.64	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,175	1,278	1,287	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division
Accumulation unit value:
Beginning of period	$9.03	$13.29	$14.15	N/A	N/A	N/A	N/A	N/A
End of period	$12.97	$9.03	$13.29	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	214	234	254	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division1806
Accumulation unit value:
Beginning of period	$5.62	$10.72	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.13	$5.62	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	97	97	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1806
Accumulation unit value:
Beginning of period	$6.23	$10.53	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	98	99	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.65	$9.81	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$6.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	176	176	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	$9.48	$15.88	$16.52	N/A	N/A	N/A	N/A	N/A
End of period	$12.19	$9.48	$15.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,503	1,609	1,730	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division799
Accumulation unit value:
Beginning of period	$9.99	$15.75	$14.76	$13.18	$12.09	N/A	N/A	N/A
End of period	$12.56	$9.99	$15.75	$14.76	$13.18	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	851	941	992	1,001	845	N/A	N/A	N/A

JNL/S&P Managed Moderate
Division1018
Accumulation unit value:
Beginning of period	$9.57	$12.38	$11.71	$11.07	N/A	N/A	N/A	N/A
End of period	$11.14	$9.57	$12.38	$11.71	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,992	2,326	2,357	2,255	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division799
Accumulation unit value:
Beginning of period	$10.64	$14.96	$14.03	$12.75	$11.88	N/A	N/A	N/A
End of period	$12.90	$10.64	$14.96	$14.03	$12.75	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	857	964	1,047	1,042	1,029	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	$12.45	$12.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.23	$12.45	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	998	999	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division

Accumulation unit value:
Beginning of period	$14.19	$21.69	$21.66	N/A	N/A	N/A	N/A	N/A
End of period	$17.26	$14.19	$21.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,155	1,240	1,334	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	$17.34	$30.91	$30.02	N/A	N/A	N/A	N/A	N/A
End of period	$24.41	$17.34	$30.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	121	132	144	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	$9.66	$10.47	$10.29	N/A	N/A	N/A	N/A	N/A
End of period	$10.21	$9.66	$10.47	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,469	1,608	1,745	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value Division

Accumulation unit value:
Beginning of period	$9.17	$15.70	$16.77	N/A	N/A	N/A	N/A	N/A
End of period	$12.34	$9.17	$15.70	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	216	237	257	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.885%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt
20 Division2031
Accumulation unit value:
Beginning of period	$10.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	72,965	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2020
Accumulation unit value:
Beginning of period	$10.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,012	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2090
Accumulation unit value:
Beginning of period	$12.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	202,471	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2116
Accumulation unit value:
Beginning of period	$13.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,648	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division1262
Accumulation unit value:
Beginning of period	$8.14	$12.90	$16.33	N/A	N/A	N/A	N/A	N/A
End of period	$10.58	$8.14	$12.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	48,640	41,254	39,347	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division1288
Accumulation unit value:
Beginning of period	$10.50	$18.11	$17.37	N/A	N/A	N/A	N/A	N/A
End of period	$14.11	$10.50	$18.11	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	54,246	40,761	28,920	N/A	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth
Division1252
Accumulation unit value:
Beginning of period	$8.52	$13.93	$12.53	N/A	N/A	N/A	N/A	N/A
End of period	$10.40	$8.52	$13.93	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,086	21,706	30,313	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth
Division1305
Accumulation unit value:
Beginning of period	$9.08	$15.35	$15.06	N/A	N/A	N/A	N/A	N/A
End of period	$12.01	$9.08	$15.35	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,775	9,408	10,843	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division1265
Accumulation unit value:
Beginning of period	$8.73	$12.40	$11.67	N/A	N/A	N/A	N/A	N/A
End of period	$10.49	$8.73	$12.40	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,912	7,043	946	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division1433
Accumulation unit value:
Beginning of period	$16.46	$29.16	$30.95	N/A	N/A	N/A	N/A	N/A
End of period	$22.33	$16.46	$29.16	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,182	5,958	2,893	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.46	$9.87	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.68	$4.46	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,730	20,119	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division1302
Accumulation unit value:
Beginning of period	$16.42	$28.29	$27.37	N/A	N/A	N/A	N/A	N/A
End of period	$21.72	$16.42	$28.29	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,817	5,086	3,493	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division1271
Accumulation unit value:
Beginning of period	$6.53	$13.65	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.53	$13.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	326,531	34,722	38,979	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division1371
Accumulation unit value:
Beginning of period	$6.52	$10.66	$10.16	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$6.52	$10.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,054	10,021	17,057	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity
Division1380
Accumulation unit value:
Beginning of period	$10.91	$18.23	$18.27	N/A	N/A	N/A	N/A	N/A
End of period	$14.32	$10.91	$18.23	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,624	56	53	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity
Division1252
Accumulation unit value:
Beginning of period	$14.85	$24.52	$23.23	N/A	N/A	N/A	N/A	N/A
End of period	$19.74	$14.85	$24.52	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	39,181	25,520	21,588	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division1256
Accumulation unit value:
Beginning of period	$6.21	$9.91	$10.18	N/A	N/A	N/A	N/A	N/A
End of period	$7.93	$6.21	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	327,032	282,928	270,025	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division1310
Accumulation unit value:
Beginning of period	$5.76	$9.88	$10.41	N/A	N/A	N/A	N/A	N/A
End of period	$7.39	$5.76	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,784	13,432	13,577	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1265
Accumulation unit value:
Beginning of period	$7.47	$10.84	$10.86	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	$7.47	$10.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	74,423	68,358	62,310	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division1262
Accumulation unit value:
Beginning of period	$6.00	$9.84	$9.92	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	$6.00	$9.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	39,010	23,474	25,725	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division1262
Accumulation unit value:
Beginning of period	$7.61	$11.59	$12.84	N/A	N/A	N/A	N/A	N/A
End of period	$9.97	$7.61	$11.59	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,475	5,655	3,084	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division1252
Accumulation unit value:
Beginning of period	$17.97	$19.31	$18.40	N/A	N/A	N/A	N/A	N/A
End of period	$20.13	$17.97	$19.31	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	51,412	33,324	31,916	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$9.47	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,360	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division1288
Accumulation unit value:
Beginning of period	$8.08	$12.89	$13.52	N/A	N/A	N/A	N/A	N/A
End of period	$10.52	$8.08	$12.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	41,251	28,559	17,832	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2181
Accumulation unit value:
Beginning of period	$10.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,964	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division1252
Accumulation unit value:
Beginning of period	$9.13	$16.76	$15.66	N/A	N/A	N/A	N/A	N/A
End of period	$11.66	$9.13	$16.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	69,095	61,820	32,828	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap
Growth Division1301
Accumulation unit value:
Beginning of period	$13.27	$24.33	$24.88	N/A	N/A	N/A	N/A	N/A
End of period	$18.61	$13.27	$24.33	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,795	5,016	2,538	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division1331
Accumulation unit value:
Beginning of period	$16.52	$15.80	$14.96	N/A	N/A	N/A	N/A	N/A
End of period	$16.81	$16.52	$15.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,885	10,841	2,356	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1275
Accumulation unit value:
Beginning of period	$6.88	$14.04	$10.78	N/A	N/A	N/A	N/A	N/A
End of period	$11.60	$6.88	$14.04	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	89,783	43,853	33,856	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division1252
Accumulation unit value:
Beginning of period	$11.46	$19.14	$21.00	N/A	N/A	N/A	N/A	N/A
End of period	$15.71	$11.46	$19.14	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,168	10,460	12,926	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division1275
Accumulation unit value:
Beginning of period	$9.19	$15.24	$16.56	N/A	N/A	N/A	N/A	N/A
End of period	$8.66	$9.19	$15.24	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	8,142	7,409	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$7.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.09	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	251	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$9.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,344	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1392
Accumulation unit value:
Beginning of period	$6.13	$9.80	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	$6.13	$9.80	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,709	7,737	14,218	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division1247

Accumulation unit value:
Beginning of period	$7.43	$11.70	$12.36	N/A	N/A	N/A	N/A	N/A
End of period	$11.16	$7.43	$11.70	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,185	6,536	236,111	N/A	N/A	N/A	N/A	N/A

JNL/MCM Bond Index Division1269

Accumulation unit value:
Beginning of period	$11.84	$11.63	$11.25	N/A	N/A	N/A	N/A	N/A
End of period	$12.28	$11.84	$11.63	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	125,982	12,475	15,188	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division1306
Accumulation unit value:
Beginning of period	$3.57	$6.02	$6.37	N/A	N/A	N/A	N/A	N/A
End of period	$4.40	$3.57	$6.02	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	30,987	9,978	9,045	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division1371
Accumulation unit value:
Beginning of period	$6.91	$10.24	$10.93	N/A	N/A	N/A	N/A	N/A
End of period	$9.02	$6.91	$10.24	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,783	2,543	576	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division1247

Accumulation unit value:
Beginning of period	$5.79	$10.94	$11.35	N/A	N/A	N/A	N/A	N/A
End of period	$6.59	$5.79	$10.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	343,665	98,728	317,384	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow Dividend Division1257

Accumulation unit value:
Beginning of period	$5.17	$10.40	$12.10	N/A	N/A	N/A	N/A	N/A
End of period	$6.10	$5.17	$10.40	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	347,940	42,363	46,437	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division1296
Accumulation unit value:
Beginning of period	$5.90	$9.67	$9.86	N/A	N/A	N/A	N/A	N/A
End of period	$5.50	$5.90	$9.67	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	7,171	3,456	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division1288
Accumulation unit value:
Beginning of period	$5.64	$11.64	$14.03	N/A	N/A	N/A	N/A	N/A
End of period	$6.56	$5.64	$11.64	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	362,400	25,669	11,220	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division1247

Accumulation unit value:
Beginning of period	$9.42	$18.65	$17.70	N/A	N/A	N/A	N/A	N/A
End of period	$12.12	$9.42	$18.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	84,205	76,792	218,434	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2174

Accumulation unit value:
Beginning of period	$10.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	290	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division1262
Accumulation unit value:
Beginning of period	$9.22	$12.23	$11.63	N/A	N/A	N/A	N/A	N/A
End of period	$10.94	$9.22	$12.23	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	200,808	7,793	7,231	N/A	N/A	N/A	N/A	N/A

JNL/MCM Index 5 Division1350

Accumulation unit value:
Beginning of period	$6.80	$9.87	$10.25	N/A	N/A	N/A	N/A	N/A
End of period	$8.35	$6.80	$9.87	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	207,533	11,646	3,763	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division1262
Accumulation unit value:
Beginning of period	$11.15	$19.90	$18.58	N/A	N/A	N/A	N/A	N/A
End of period	$14.14	$11.15	$19.90	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,635	24,277	20,266	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division1249

Accumulation unit value:
Beginning of period	$7.74	$13.73	$13.93	N/A	N/A	N/A	N/A	N/A
End of period	$9.43	$7.74	$13.73	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	707,732	801,710	701,722	N/A	N/A	N/A	N/A	N/A

JNL/MCM JNL Optimized
5 Division1262
Accumulation unit value:
Beginning of period	$6.31	$11.92	$10.37	N/A	N/A	N/A	N/A	N/A
End of period	$8.53	$6.31	$11.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	239,727	184,870	110,340	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division1262

Accumulation unit value:
Beginning of period	$7.25	$12.62	$10.29	N/A	N/A	N/A	N/A	N/A
End of period	$9.54	$7.25	$12.62	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,291	2,746	1,982	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division1321
Accumulation unit value:
Beginning of period	$6.12	$11.53	$10.40	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$6.12	$11.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,724	9,700	8,668	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division1262
Accumulation unit value:
Beginning of period	$21.88	$35.88	$26.26	N/A	N/A	N/A	N/A	N/A
End of period	$25.78	$21.88	$35.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	64,124	16,491	10,834	N/A	N/A	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division1247

Accumulation unit value:
Beginning of period	$6.86	$13.87	$13.51	N/A	N/A	N/A	N/A	N/A
End of period	$8.06	$6.86	$13.87	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	23,728	14,221	207,605	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 24 Division1368

Accumulation unit value:
Beginning of period	$7.09	$10.74	$10.12	N/A	N/A	N/A	N/A	N/A
End of period	$8.27	$7.09	$10.74	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	43,049	66,990	42,377	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division1269
Accumulation unit value:
Beginning of period	$9.69	$15.81	$15.49	N/A	N/A	N/A	N/A	N/A
End of period	$13.12	$9.69	$15.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	59,192	46,283	24,194	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 500 Index
Division1269
Accumulation unit value:
Beginning of period	$7.55	$12.34	$11.84	N/A	N/A	N/A	N/A	N/A
End of period	$9.33	$7.55	$12.34	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	277,750	53,336	27,907	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division1332

Accumulation unit value:
Beginning of period	$6.04	$8.82	$10.20	N/A	N/A	N/A	N/A	N/A
End of period	$9.57	$6.04	$8.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,894	5,647	6,073	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division1247
Accumulation unit value:
Beginning of period	$10.68	$18.15	$19.88	N/A	N/A	N/A	N/A	N/A
End of period	$10.99	$10.68	$18.15	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,238	5,384	144,958	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division1262
Accumulation unit value:
Beginning of period	$9.40	$14.72	$15.39	N/A	N/A	N/A	N/A	N/A
End of period	$11.75	$9.40	$14.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	171,960	23,132	8,178	N/A	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector
Division1296
Accumulation unit value:
Beginning of period	$3.76	$6.78	$6.14	N/A	N/A	N/A	N/A	N/A
End of period	$6.05	$3.76	$6.78	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	365,667	28,313	20,178	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30
Division1237
Accumulation unit value:
Beginning of period	$9.10	$17.65	$14.08	N/A	N/A	N/A	N/A	N/A
End of period	$10.24	$9.10	$17.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	86,592	110,150	490,824	N/A	N/A	N/A	N/A	N/A
JNL/MCM VIP Division1290

Accumulation unit value:
Beginning of period	$8.01	$14.26	$13.14	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	$8.01	$14.26	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,795	13,035	10,325	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division1262
Accumulation unit value:
Beginning of period	$8.64	$14.89	$14.16	N/A	N/A	N/A	N/A	N/A
End of period	$11.82	$8.64	$14.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,671	14,674	8,980	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan
Division1771
Accumulation unit value:
Beginning of period	$4.79	$8.93	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$4.79	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,237	1,501	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1837

Accumulation unit value:
Beginning of period	$4.14	$6.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	$4.14	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	67,608	155,326	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return
Division1335
Accumulation unit value:
Beginning of period	$10.29	$10.89	$9.91	N/A	N/A	N/A	N/A	N/A
End of period	$11.84	$10.29	$10.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	103,093	76,822	14,873	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division1252
Accumulation unit value:
Beginning of period	$14.42	$14.63	$13.73	N/A	N/A	N/A	N/A	N/A
End of period	$16.33	$14.42	$14.63	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	224,307	124,782	36,945	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	$12.20	$19.38	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.15	$12.20	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	68	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division1252
Accumulation unit value:
Beginning of period	$9.03	$13.29	$13.94	N/A	N/A	N/A	N/A	N/A
End of period	$12.96	$9.03	$13.29	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	50,436	14,496	13,227	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division1799
Accumulation unit value:
Beginning of period	$5.62	$10.41	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.13	$5.62	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,522	2,532	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	$5.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division1363
Accumulation unit value:
Beginning of period	$10.36	$20.01	$22.84	N/A	N/A	N/A	N/A	N/A
End of period	$14.71	$10.36	$20.01	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,726	4,833	951	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	$5.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	20,470	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.65	$9.76	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$6.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	301,170	287,704	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1454
Accumulation unit value:
Beginning of period	$6.87	$9.91	$10.22	N/A	N/A	N/A	N/A	N/A
End of period	$9.72	$6.87	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,845	17,310	5,937	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Growth Division1328
Accumulation unit value:
Beginning of period	$6.24	$10.46	$10.80	N/A	N/A	N/A	N/A	N/A
End of period	$7.68	$6.24	$10.46	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,626	10,231	4,495	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division1290
Accumulation unit value:
Beginning of period	$7.57	$10.51	$10.21	N/A	N/A	N/A	N/A	N/A
End of period	$8.82	$7.57	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	66,891	38,155	2,791	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division1291
Accumulation unit value:
Beginning of period	$6.71	$10.48	$10.23	N/A	N/A	N/A	N/A	N/A
End of period	$8.08	$6.71	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,870	37,261	8,072	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.10	$8.58	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.60	$7.10	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	41,696	21,032	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1454
Accumulation unit value:
Beginning of period	$6.24	$9.91	$10.28	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.24	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,183	19,348	10,712	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division1283
Accumulation unit value:
Beginning of period	$9.47	$15.87	$15.11	N/A	N/A	N/A	N/A	N/A
End of period	$12.18	$9.47	$15.87	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,740	17,708	7,084	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division1283
Accumulation unit value:
Beginning of period	$9.80	$11.58	$11.24	N/A	N/A	N/A	N/A	N/A
End of period	$10.92	$9.80	$11.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	100,606	29,802	8,916	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division1279
Accumulation unit value:
Beginning of period	$9.99	$15.74	$15.15	N/A	N/A	N/A	N/A	N/A
End of period	$12.55	$9.99	$15.74	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	707,323	68,891	47,974	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Division1237
Accumulation unit value:
Beginning of period	$9.57	$12.38	$11.78	N/A	N/A	N/A	N/A	N/A
End of period	$11.14	$9.57	$12.38	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	203,799	96,667	60,920	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division1250
Accumulation unit value:
Beginning of period	$10.64	$14.95	$14.26	N/A	N/A	N/A	N/A	N/A
End of period	$12.89	$10.64	$14.95	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	178,519	145,985	93,311	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015
Division1297
Accumulation unit value:
Beginning of period	$7.94	$11.58	$11.27	N/A	N/A	N/A	N/A	N/A
End of period	$9.33	$7.94	$11.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	11,783	5,920	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	$7.69	$11.32	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.14	$7.69	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,537	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025
Division1277
Accumulation unit value:
Beginning of period	$7.50	$11.89	$11.32	N/A	N/A	N/A	N/A	N/A
End of period	$9.02	$7.50	$11.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,126	4,604	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1290
Accumulation unit value:
Beginning of period	$8.89	$11.07	$10.76	N/A	N/A	N/A	N/A	N/A
End of period	$9.96	$8.89	$11.07	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,705	2,738	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division1454

Accumulation unit value:
Beginning of period	$6.35	$10.06	$10.51	N/A	N/A	N/A	N/A	N/A
End of period	$8.90	$6.35	$10.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	27,526	20,307	5,645	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division1291

Accumulation unit value:
Beginning of period	$20.78	$26.72	$25.79	N/A	N/A	N/A	N/A	N/A
End of period	$24.41	$20.78	$26.72	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	39,176	24,585	16,760	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market
Division1241
Accumulation unit value:
Beginning of period	$12.44	$12.41	$12.09	N/A	N/A	N/A	N/A	N/A
End of period	$12.23	$12.44	$12.41	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	394,111	687,499	42,736	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division1252

Accumulation unit value:
Beginning of period	$14.18	$21.68	$21.04	N/A	N/A	N/A	N/A	N/A
End of period	$17.25	$14.18	$21.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	49,448	27,842	16,730	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division1252
Accumulation unit value:
Beginning of period	$17.32	$30.89	$29.03	N/A	N/A	N/A	N/A	N/A
End of period	$24.40	$17.32	$30.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	45,989	22,873	11,029	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division1252
Accumulation unit value:
Beginning of period	$25.11	$43.12	$38.83	N/A	N/A	N/A	N/A	N/A
End of period	$36.19	$25.11	$43.12	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	50,502	29,659	24,640	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division1262
Accumulation unit value:
Beginning of period	$9.66	$10.47	$10.25	N/A	N/A	N/A	N/A	N/A
End of period	$10.21	$9.66	$10.47	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,903	24,637	19,190	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division1252
Accumulation unit value:
Beginning of period	$9.17	$15.69	$16.19	N/A	N/A	N/A	N/A	N/A
End of period	$12.33	$9.17	$15.69	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,743	16,588	9,598	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.895%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2123
Accumulation unit value:
Beginning of period	$13.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,225	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2027
Accumulation unit value:
Beginning of period	$10.73	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	11,006	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division886
Accumulation unit value:
Beginning of period	$8.13	$12.89	$15.46	$11.55	$11.07	N/A	N/A	N/A
End of period	$10.58	$8.13	$12.89	$15.46	$11.55	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,686	6,899	13,234	13,559	4,626	N/A	N/A	N/A

JNL/AIM International
Growth Division274
Accumulation unit value:
Beginning of period	$10.48	$18.09	$16.79	$13.96	$12.85	$11.26	$8.36	N/A
End of period	$14.09	$10.48	$18.09	$16.79	$13.96	$12.85	$11.26	N/A
Accumulation units outstanding
at the end of period	7,771	10,320	20,531	22,766	20,866	19,545	16,113	N/A

JNL/AIM Large Cap Growth
Division293
Accumulation unit value:
Beginning of period	$8.52	$13.93	$12.26	$11.59	$11.01	$10.20	$8.38	N/A
End of period	$10.39	$8.52	$13.93	$12.26	$11.59	$11.01	$10.20	N/A
Accumulation units outstanding
at the end of period	15,194	26,793	62,985	51,672	52,939	50,046	46,241	N/A

JNL/AIM Small Cap Growth
Division310
Accumulation unit value:
Beginning of period	$9.07	$15.34	$14.04	$12.49	$11.74	$11.20	$8.03	N/A
End of period	$12.00	$9.07	$15.34	$14.04	$12.49	$11.74	$11.20	N/A
Accumulation units outstanding
at the end of period	4,537	7,338	16,496	17,338	15,702	24,130	10,902	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division293
Accumulation unit value:
Beginning of period	$8.72	$12.39	$11.70	$10.76	$9.96	$9.28	$8.35	N/A
End of period	$10.48	$8.72	$12.39	$11.70	$10.76	$9.96	$9.28	N/A
Accumulation units outstanding
at the end of period	1,618	9,704	56,648	62,177	62,728	69,675	56,438	N/A

JNL/Capital Guardian
Global Diversified Research Division1172
Accumulation unit value:
Beginning of period	$16.43	$29.12	$24.60	$23.66	N/A	N/A	N/A	N/A
End of period	$22.29	$16.43	$29.12	$24.60	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,685	1,422	831	54	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division1461
Accumulation unit value:
Beginning of period	$4.46	$9.86	$9.48	N/A	N/A	N/A	N/A	N/A
End of period	$6.67	$4.46	$9.86	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,639	4,719	1,502	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division312
Accumulation unit value:
Beginning of period	$16.39	$28.26	$26.25	$25.57	$24.90	$22.72	$17.94	N/A
End of period	$21.69	$16.39	$28.26	$26.25	$25.57	$24.90	$22.72	N/A
Accumulation units outstanding
at the end of period	6,673	7,613	7,410	5,033	4,075	11,084	8,653	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.53	$13.65	$10.07	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.53	$13.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,878	10,565	31,758	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.52	$10.66	$10.36	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$6.52	$10.66	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,627	1,240	255	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division293

Accumulation unit value:
Beginning of period	$10.89	$18.21	$18.45	$16.73	$16.50	$15.81	$13.09	N/A
End of period	$14.30	$10.89	$18.21	$18.45	$16.73	$16.50	$15.81	N/A
Accumulation units outstanding
at the end of period	582	598	15,479	15,595	17,807	17,073	20,050	N/A

JNL/Eagle SmallCap Equity
Division329
Accumulation unit value:
Beginning of period	$14.83	$24.49	$22.27	$18.90	$18.79	$16.12	$12.68	N/A
End of period	$19.72	$14.83	$24.49	$22.27	$18.90	$18.79	$16.12	N/A
Accumulation units outstanding
at the end of period	2,693	8,119	16,300	11,039	14,586	25,500	8,843	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.21	$9.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.93	$6.21	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	117,294	134,118	167,169	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.76	$9.88	$9.61	N/A	N/A	N/A	N/A	N/A
End of period	$7.39	$5.76	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,744	14,210	19,503	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1097
Accumulation unit value:
Beginning of period	$7.47	$10.83	$10.84	$9.84	N/A	N/A	N/A	N/A
End of period	$9.74	$7.47	$10.83	$10.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	52,791	53,167	22,843	1,807	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.00	$9.84	$9.81	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	$6.00	$9.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,168	6,342	17,809	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division904
Accumulation unit value:
Beginning of period	$7.60	$11.59	$12.58	$10.89	$10.89	N/A	N/A	N/A
End of period	$9.97	$7.60	$11.59	$12.58	$10.89	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,190	9,135	12,850	9,801	2,537	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division303
Accumulation unit value:
Beginning of period	$17.95	$19.29	$18.37	$17.89	$17.76	$16.93	$15.83	N/A
End of period	$20.10	$17.95	$19.29	$18.37	$17.89	$17.76	$16.93	N/A
Accumulation units outstanding
at the end of period	5,906	15,304	36,613	38,022	36,669	30,412	32,910	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$9.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.62	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,216	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division847
Accumulation unit value:
Beginning of period	$8.08	$12.88	$12.77	$11.25	$10.53	N/A	N/A	N/A
End of period	$10.51	$8.08	$12.88	$12.77	$11.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,187	18,835	21,620	11,606	5,382	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2151
Accumulation unit value:
Beginning of period	$9.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	647	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division293
Accumulation unit value:
Beginning of period	$9.12	$16.75	$15.25	$11.77	$10.12	$8.41	$5.83	N/A
End of period	$11.65	$9.12	$16.75	$15.25	$11.77	$10.12	$8.41	N/A
Accumulation units outstanding
at the end of period	9,415	20,078	48,141	44,211	25,289	37,855	22,379	N/A

JNL/JPMorgan MidCap
Growth Division317
Accumulation unit value:
Beginning of period	$13.25	$24.30	$22.94	$20.87	$20.03	$17.30	$13.74	N/A
End of period	$18.58	$13.25	$24.30	$22.94	$20.87	$20.03	$17.30	N/A
Accumulation units outstanding
at the end of period	728	4,300	9,881	2,726	3,017	1,969	1,773	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division293
Accumulation unit value:
Beginning of period	$16.50	$15.78	$15.12	$14.92	$14.86	$14.58	$14.56	N/A
End of period	$16.78	$16.50	$15.78	$15.12	$14.92	$14.86	$14.58	N/A
Accumulation units outstanding
at the end of period	6,942	9,258	37,773	28,714	35,795	32,246	34,333	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1098
Accumulation unit value:
Beginning of period	$6.88	$14.04	$10.85	$8.30	N/A	N/A	N/A	N/A
End of period	$11.59	$6.88	$14.04	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,584	16,550	34,923	7,241	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division293
Accumulation unit value:
Beginning of period	$11.45	$19.12	$20.01	$17.80	$16.67	$13.62	$10.70	N/A
End of period	$15.69	$11.45	$19.12	$20.01	$17.80	$16.67	$13.62	N/A
Accumulation units outstanding
at the end of period	5,068	11,772	33,572	31,535	31,896	34,350	38,840	N/A

JNL/Lazard Small Cap
Equity Division274
Accumulation unit value:
Beginning of period	$9.18	$15.22	$16.65	$14.53	$14.15	$12.50	$8.64	N/A
End of period	$8.65	$9.18	$15.22	$16.65	$14.53	$14.15	$12.50	N/A
Accumulation units outstanding
at the end of period	-	7,626	42,947	45,261	50,360	59,461	61,689	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division301

Accumulation unit value:
Beginning of period	$7.43	$11.69	$12.26	$11.13	$11.69	$9.77	$6.97	N/A
End of period	$11.15	$7.43	$11.69	$12.26	$11.13	$11.69	$9.77	N/A
Accumulation units outstanding
at the end of period	15,846	34,743	122,060	132,692	120,984	160,540	137,174	N/A

JNL/MCM Bond Index Division293

Accumulation unit value:
Beginning of period	$11.83	$11.62	$11.13	$10.95	$10.95	$10.77	$10.61	N/A
End of period	$12.27	$11.83	$11.62	$11.13	$10.95	$10.95	$10.77	N/A
Accumulation units outstanding
at the end of period	9,960	8,853	31,914	25,711	25,676	26,614	34,718	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division500
Accumulation unit value:
Beginning of period	$3.56	$6.02	$5.88	$4.40	$4.44	$4.13	N/A	N/A
End of period	$4.39	$3.56	$6.02	$5.88	$4.40	$4.44	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,429	14,910	4,800	30,499	39,457	N/A	N/A

JNL/MCM Consumer Brands
Sector Division500
Accumulation unit value:
Beginning of period	$6.90	$10.24	$11.33	$10.17	$10.62	$10.01	N/A	N/A
End of period	$9.02	$6.90	$10.24	$11.33	$10.17	$10.62	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	211	6,291	7,560	N/A	N/A

JNL/MCM Dow 10 Division290

Accumulation unit value:
Beginning of period	$5.79	$10.93	$11.03	$8.68	$9.37	$9.29	$6.79	N/A
End of period	$6.58	$5.79	$10.93	$11.03	$8.68	$9.37	$9.29	N/A
Accumulation units outstanding
at the end of period	20,937	42,621	164,686	196,692	184,144	214,390	191,502	N/A

JNL/MCM Dow Dividend Division1024

Accumulation unit value:
Beginning of period	$5.17	$10.40	$11.78	$10.02	N/A	N/A	N/A	N/A
End of period	$6.10	$5.17	$10.40	$11.78	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,695	14,538	33,225	16,347	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division293
Accumulation unit value:
Beginning of period	$5.90	$9.67	$9.49	$8.28	$8.10	$7.41	$5.96	N/A
End of period	$5.49	$5.90	$9.67	$9.49	$8.28	$8.10	$7.41	N/A
Accumulation units outstanding
at the end of period	-	16,040	28,347	22,864	20,045	18,447	15,895	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division479
Accumulation unit value:
Beginning of period	$5.63	$11.63	$14.35	$12.32	$11.83	$10.63	$10.41	N/A
End of period	$6.56	$5.63	$11.63	$14.35	$12.32	$11.83	$10.63	N/A
Accumulation units outstanding
at the end of period	9,564	9,133	3,589	7,754	11,129	13,597	1,198	N/A

JNL/MCM Global 15 Division301

Accumulation unit value:
Beginning of period	$9.41	$18.64	$17.09	$12.43	$11.50	$9.15	$6.19	N/A
End of period	$12.11	$9.41	$18.64	$17.09	$12.43	$11.50	$9.15	N/A
Accumulation units outstanding
at the end of period	33,261	50,728	130,745	136,013	123,388	123,017	87,023	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2174

Accumulation unit value:
Beginning of period	$10.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	289	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division479
Accumulation unit value:
Beginning of period	$9.21	$12.22	$11.58	$11.11	$10.52	$10.36	$10.16	N/A
End of period	$10.93	$9.21	$12.22	$11.58	$11.11	$10.52	$10.36	N/A
Accumulation units outstanding
at the end of period	5,981	7,004	14,791	13,815	48,276	30,346	7,131	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	$6.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,759	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division293
Accumulation unit value:
Beginning of period	$11.14	$19.89	$18.36	$14.90	$13.40	$11.43	$8.11	N/A
End of period	$14.13	$11.14	$19.89	$18.36	$14.90	$13.40	$11.43	N/A
Accumulation units outstanding
at the end of period	13,123	16,483	57,540	61,487	53,258	49,888	23,212	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division704

Accumulation unit value:
Beginning of period	$7.74	$13.73	$13.80	$11.83	$10.90	$10.42	N/A	N/A
End of period	$9.43	$7.74	$13.73	$13.80	$11.83	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	226,819	292,765	397,704	343,351	222,122	1,594	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.31	$11.92	$10.49	N/A	N/A	N/A	N/A	N/A
End of period	$8.52	$6.31	$11.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,754	15,784	39,680	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division690

Accumulation unit value:
Beginning of period	$7.24	$12.62	$10.80	$10.51	$10.82	$9.85	N/A	N/A
End of period	$9.53	$7.24	$12.62	$10.80	$10.51	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	5,786	7,848	4,954	5,455	12,024	1,263	N/A	N/A

JNL/MCM NYSE International
25 Division1309
Accumulation unit value:
Beginning of period	$6.12	$11.53	$10.25	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$6.12	$11.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,649	4,746	4,258	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division500
Accumulation unit value:
Beginning of period	$21.86	$35.85	$27.01	$22.79	$16.98	$13.33	N/A	N/A
End of period	$25.76	$21.86	$35.85	$27.01	$22.79	$16.98	N/A	N/A
Accumulation units outstanding
at the end of period	6,370	7,248	19,884	22,191	26,773	41,316	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division301

Accumulation unit value:
Beginning of period	$6.85	$13.86	$13.45	$13.10	$9.72	$8.42	$7.14	N/A
End of period	$8.05	$6.85	$13.86	$13.45	$13.10	$9.72	$8.42	N/A
Accumulation units outstanding
at the end of period	20,970	40,575	140,552	158,959	170,305	183,942	205,629	N/A

JNL/MCM S&P 24 Division1096

Accumulation unit value:
Beginning of period	$7.09	$10.74	$10.17	$9.52	N/A	N/A	N/A	N/A
End of period	$8.26	$7.09	$10.74	$10.17	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,539	4,606	3,580	1,937	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division290
Accumulation unit value:
Beginning of period	$9.68	$15.81	$14.99	$13.93	$12.68	$11.16	$8.08	N/A
End of period	$13.11	$9.68	$15.81	$14.99	$13.93	$12.68	$11.16	N/A
Accumulation units outstanding
at the end of period	10,203	16,587	64,712	58,323	68,210	82,256	79,631	N/A

JNL/MCM S&P 500 Index Division290

Accumulation unit value:
Beginning of period	$7.55	$12.33	$11.98	$10.61	$10.36	$9.59	$7.52	N/A
End of period	$9.33	$7.55	$12.33	$11.98	$10.61	$10.36	$9.59	N/A
Accumulation units outstanding
at the end of period	21,925	28,295	133,027	145,455	152,616	201,455	170,480	N/A

JNL/MCM S&P SMid 60 Division1365

Accumulation unit value:
Beginning of period	$6.04	$8.82	$9.50	N/A	N/A	N/A	N/A	N/A
End of period	$9.57	$6.04	$8.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	121	1,934	8,698	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division310
Accumulation unit value:
Beginning of period	$10.67	$18.14	$20.64	$19.22	$17.98	$16.27	$11.38	N/A
End of period	$10.98	$10.67	$18.14	$20.64	$19.22	$17.98	$16.27	N/A
Accumulation units outstanding
at the end of period	12,476	25,254	77,121	78,879	75,434	85,990	70,437	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division290
Accumulation unit value:
Beginning of period	$9.39	$14.71	$15.32	$13.29	$12.99	$11.28	$7.55	N/A
End of period	$11.74	$9.39	$14.71	$15.32	$13.29	$12.99	$11.28	N/A
Accumulation units outstanding
at the end of period	19,543	18,637	47,695	49,206	60,417	72,232	86,804	N/A

JNL/MCM Technology Sector
Division500
Accumulation unit value:
Beginning of period	$3.76	$6.77	$6.03	$5.62	$5.59	$6.00	N/A	N/A
End of period	$6.05	$3.76	$6.77	$6.03	$5.62	$5.59	N/A	N/A
Accumulation units outstanding
at the end of period	16,573	12,632	22,645	19,354	106,484	45,271	N/A	N/A

JNL/MCM Value Line 30 Division690

Accumulation unit value:
Beginning of period	$9.10	$17.64	$15.05	$15.55	$11.42	$9.53	N/A	N/A
End of period	$10.24	$9.10	$17.64	$15.05	$15.55	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	17,062	29,866	60,236	50,876	39,533	7,044	N/A	N/A

JNL/MCM VIP Division707

Accumulation unit value:
Beginning of period	$8.00	$14.26	$13.12	$11.92	$11.07	$10.59	N/A	N/A
End of period	$9.74	$8.00	$14.26	$13.12	$11.92	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	452	1,939	21,554	60,357	50,292	12,584	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division297
Accumulation unit value:
Beginning of period	$8.63	$14.88	$14.26	$12.43	$11.13	$9.62	$6.54	N/A
End of period	$11.81	$8.63	$14.88	$14.26	$12.43	$11.13	$9.62	N/A
Accumulation units outstanding
at the end of period	17,649	24,478	52,579	43,495	37,890	48,168	41,298	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1780

Accumulation unit value:
Beginning of period	$4.14	$7.76	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	$4.14	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,685	1,274	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.29	$10.89	$10.78	N/A	N/A	N/A	N/A	N/A
End of period	$11.84	$10.29	$10.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,099	13,399	297	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division274
Accumulation unit value:
Beginning of period	$14.40	$14.62	$13.76	$13.56	$13.50	$13.18	$12.97	N/A
End of period	$16.31	$14.40	$14.62	$13.76	$13.56	$13.50	$13.18	N/A
Accumulation units outstanding
at the end of period	40,797	43,403	142,786	122,935	122,702	108,371	88,707	N/A

JNL/PPM America Core
Equity Division310
Accumulation unit value:
Beginning of period	$12.18	$20.87	$22.93	$20.55	$19.25	$17.36	$13.74	N/A
End of period	$15.12	$12.18	$20.87	$22.93	$20.55	$19.25	$17.36	N/A
Accumulation units outstanding
at the end of period	-	1,622	5,046	3,738	2,941	3,249	4,110	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.02	$13.28	$13.69	$12.62	$12.65	$12.31	N/A	N/A
End of period	$12.95	$9.02	$13.28	$13.69	$12.62	$12.65	N/A	N/A
Accumulation units outstanding
at the end of period	7,545	13,458	57,450	66,310	56,948	61,038	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division303
Accumulation unit value:
Beginning of period	$10.35	$19.98	$21.58	$19.46	$18.90	$17.55	$13.95	N/A
End of period	$14.68	$10.35	$19.98	$21.58	$19.46	$18.90	$17.55	N/A
Accumulation units outstanding
at the end of period	428	4,772	16,926	16,709	17,109	25,631	20,002	N/A

JNL/Red Rocks Listed
Private Equity Division1901
Accumulation unit value:
Beginning of period	$5.92	$8.50	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,354	142	N/A	N/A	N/A	N/A	N/A	N/A
JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.65	$9.31	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$6.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,782	12,902	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.87	$9.24	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.72	$6.87	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	649	1,311	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.24	$10.46	$10.87	N/A	N/A	N/A	N/A	N/A
End of period	$7.68	$6.24	$10.46	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	554	559	565	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.57	$10.51	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$8.81	$7.57	$10.51	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,208	10,272	18,946	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.71	$10.12	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.08	$6.71	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,895	2,436	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.09	$9.24	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.60	$7.09	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,736	2,146	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,289	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division322
Accumulation unit value:
Beginning of period	$9.47	$15.86	$14.80	$13.05	$12.26	$11.10	$9.32	N/A
End of period	$12.17	$9.47	$15.86	$14.80	$13.05	$12.26	$11.10	N/A
Accumulation units outstanding
at the end of period	18,149	86,147	178,307	155,397	138,560	168,810	35,084	N/A

JNL/S&P Managed Conservative
Division739
Accumulation unit value:
Beginning of period	$9.80	$11.57	$11.10	$10.49	$10.23	N/A	N/A	N/A
End of period	$10.91	$9.80	$11.57	$11.10	$10.49	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,688	5,259	8,123	-	878	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division288
Accumulation unit value:
Beginning of period	$9.98	$15.73	$14.75	$13.17	$12.49	$11.42	$9.18	N/A
End of period	$12.53	$9.98	$15.73	$14.75	$13.17	$12.49	$11.42	N/A
Accumulation units outstanding
at the end of period	21,078	86,331	261,262	268,364	284,401	311,736	190,904	N/A

JNL/S&P Managed Moderate
Division729
Accumulation unit value:
Beginning of period	$9.56	$12.38	$11.71	$10.81	$10.49	$10.39	N/A	N/A
End of period	$11.13	$9.56	$12.38	$11.71	$10.81	$10.49	N/A	N/A
Accumulation units outstanding
at the end of period	23,613	25,822	33,610	12,826	13,062	1,805	N/A	N/A

JNL/S&P Managed Moderate
Growth Division291
Accumulation unit value:
Beginning of period	$10.63	$14.94	$14.01	$12.73	$12.19	$11.34	$9.73	N/A
End of period	$12.87	$10.63	$14.94	$14.01	$12.73	$12.19	$11.34	N/A
Accumulation units outstanding
at the end of period	51,929	95,211	215,767	218,283	204,096	205,747	112,728	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	$7.94	$11.58	$11.52	N/A	N/A	N/A	N/A	N/A
End of period	$9.33	$7.94	$11.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,864	1,331	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$8.89	$11.06	$10.61	N/A	N/A	N/A	N/A	N/A
End of period	$9.96	$8.89	$11.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	6,236	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division303

Accumulation unit value:
Beginning of period	$20.76	$26.68	$25.30	$22.69	$21.96	$20.18	$16.73	N/A
End of period	$24.38	$20.76	$26.68	$25.30	$22.69	$21.96	$20.18	N/A
Accumulation units outstanding
at the end of period	8,513	15,545	45,097	28,523	29,958	57,820	31,425	N/A

JNL/Select Money Market
Division302
Accumulation unit value:
Beginning of period	$12.43	$12.39	$12.06	$11.76	$11.66	$11.80	$11.93	N/A
End of period	$12.21	$12.43	$12.39	$12.06	$11.76	$11.66	$11.80	N/A
Accumulation units outstanding
at the end of period	17,298	51,603	85,133	75,476	47,189	8,665	26,666	N/A

JNL/Select Value Division274

Accumulation unit value:
Beginning of period	$14.17	$21.67	$20.48	$17.26	$16.26	$14.44	$10.20	N/A
End of period	$17.24	$14.17	$21.67	$20.48	$17.26	$16.26	$14.44	N/A
Accumulation units outstanding
at the end of period	11,372	11,386	22,743	54,444	23,042	30,217	9,882	N/A

JNL/T.Rowe Price Established
Growth Division297
Accumulation unit value:
Beginning of period	$17.30	$30.85	$28.56	$25.60	$24.59	$22.80	$17.72	N/A
End of period	$24.36	$17.30	$30.85	$28.56	$25.60	$24.59	$22.80	N/A
Accumulation units outstanding
at the end of period	8,150	12,864	51,034	27,388	23,194	20,934	30,740	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division303
Accumulation unit value:
Beginning of period	$25.08	$43.07	$37.45	$35.73	$31.92	$27.56	$20.30	N/A
End of period	$36.14	$25.08	$43.07	$37.45	$35.73	$31.92	$27.56	N/A
Accumulation units outstanding
at the end of period	7,269	11,509	15,416	14,145	12,884	17,713	13,270	N/A

JNL/T.Rowe Price Short-Term
Bond Division1097
Accumulation unit value:
Beginning of period	$9.66	$10.47	$10.18	$9.97	N/A	N/A	N/A	N/A
End of period	$10.20	$9.66	$10.47	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,431	4,417	6,030	5,262	N/A	N/A	N/A	N/A
JNL/T.Rowe Price Value
Division293

Accumulation Unit Values
Contract with Endorsements - 1.90%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
35 Division2139
Accumulation unit value:
Beginning of period	$12.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	37,790	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2110
Accumulation unit value:
Beginning of period	$12.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	58,294	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
65 Division2139
Accumulation unit value:
Beginning of period	$13.60	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,803	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division832
Accumulation unit value:
Beginning of period	$8.13	$12.89	$15.46	$11.55	$10.32	N/A	N/A	N/A
End of period	$10.58	$8.13	$12.89	$15.46	$11.55	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	57,739	76,408	72,699	75,409	25,117	N/A	N/A	N/A

JNL/AIM International
Growth Division175
Accumulation unit value:
Beginning of period	$10.48	$18.08	$16.78	$13.95	$12.85	$11.25	$8.92	$9.67
End of period	$14.08	$10.48	$18.08	$16.78	$13.95	$12.85	$11.25	$8.92
Accumulation units outstanding
at the end of period	27,035	48,090	34,973	24,125	50,517	39,052	1,143	-

JNL/AIM Large Cap Growth
Division201
Accumulation unit value:
Beginning of period	$8.52	$13.92	$12.26	$11.58	$11.01	$10.20	$8.00	$7.81
End of period	$10.38	$8.52	$13.92	$12.26	$11.58	$11.01	$10.20	$8.00
Accumulation units outstanding
at the end of period	93,013	103,526	150,034	113,306	65,909	43,401	7,288	1,105

JNL/AIM Small Cap Growth
Division243
Accumulation unit value:
Beginning of period	$9.07	$15.33	$14.03	$12.49	$11.74	$11.20	$8.25	$8.30
End of period	$11.99	$9.07	$15.33	$14.03	$12.49	$11.74	$11.20	$8.25
Accumulation units outstanding
at the end of period	19,196	18,904	22,836	21,340	22,954	17,338	6,971	481

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division118
Accumulation unit value:
Beginning of period	$8.72	$12.39	$11.69	$10.76	$9.96	$9.28	$8.31	$9.08
End of period	$10.47	$8.72	$12.39	$11.69	$10.76	$9.96	$9.28	$8.31
Accumulation units outstanding
at the end of period	38,762	61,151	81,871	76,573	84,985	61,332	15,374	1,365

JNL/Capital Guardian
Global Diversified Research Division603
Accumulation unit value:
Beginning of period	$16.43	$29.11	$24.59	$22.12	$22.12	$20.03	N/A	N/A
End of period	$22.28	$16.43	$29.11	$24.59	$22.12	$22.12	N/A	N/A
Accumulation units outstanding
at the end of period	4,502	7,462	7,388	2,725	1,322	321	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.46	$9.87	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.67	$4.46	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,644	17,118	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division148
Accumulation unit value:
Beginning of period	$16.38	$28.24	$26.23	$25.56	$24.89	$22.71	$17.09	$18.38
End of period	$21.67	$16.38	$28.24	$26.23	$25.56	$24.89	$22.71	$17.09
Accumulation units outstanding
at the end of period	8,316	5,024	4,049	3,226	6,245	10,904	1,103	212

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.53	$13.65	$10.18	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.53	$13.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	125,126	91,282	118,552	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.51	$10.65	$10.24	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$6.51	$10.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,893	2,756	6,071	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division152

Accumulation unit value:
Beginning of period	$10.88	$18.20	$18.44	$16.73	$16.49	$15.81	$12.94	$13.72
End of period	$14.29	$10.88	$18.20	$18.44	$16.73	$16.49	$15.81	$12.94
Accumulation units outstanding
at the end of period	20,591	19,414	21,365	21,101	47,068	42,149	10,411	1,192

JNL/Eagle SmallCap Equity
Division152
Accumulation unit value:
Beginning of period	$14.82	$24.48	$22.26	$18.89	$18.78	$16.11	$11.73	$12.43
End of period	$19.70	$14.82	$24.48	$22.26	$18.89	$18.78	$16.11	$11.73
Accumulation units outstanding
at the end of period	31,516	38,500	28,204	16,882	28,644	19,030	3,793	1,222

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.21	$9.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$7.93	$6.21	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	176,729	173,020	178,262	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.76	$9.88	$9.94	N/A	N/A	N/A	N/A	N/A
End of period	$7.39	$5.76	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	17,151	25,549	12,143	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1070
Accumulation unit value:
Beginning of period	$7.47	$10.83	$10.84	$9.95	N/A	N/A	N/A	N/A
End of period	$9.74	$7.47	$10.83	$10.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,227	69,005	50,248	6,914	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$6.00	$9.84	$9.95	N/A	N/A	N/A	N/A	N/A
End of period	$7.46	$6.00	$9.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	31,840	20,671	20,807	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division835
Accumulation unit value:
Beginning of period	$7.60	$11.58	$12.58	$10.89	$10.28	N/A	N/A	N/A
End of period	$9.96	$7.60	$11.58	$12.58	$10.89	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	31,959	14,890	20,406	27,876	18,424	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division201
Accumulation unit value:
Beginning of period	$17.94	$19.28	$18.36	$17.88	$17.75	$16.92	$15.19	$14.60
End of period	$20.09	$17.94	$19.28	$18.36	$17.88	$17.75	$16.92	$15.19
Accumulation units outstanding
at the end of period	63,978	82,357	105,758	96,556	82,738	26,220	8,414	37

JNL/Goldman Sachs Emerging
Markets Debt Division1898
Accumulation unit value:
Beginning of period	$9.64	$9.99	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.62	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,853	606	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division835
Accumulation unit value:
Beginning of period	$8.08	$12.88	$12.77	$11.25	$10.32	N/A	N/A	N/A
End of period	$10.51	$8.08	$12.88	$12.77	$11.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,154	26,285	28,945	34,349	27,585	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2167
Accumulation unit value:
Beginning of period	$10.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,208	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division313
Accumulation unit value:
Beginning of period	$9.12	$16.74	$15.24	$11.77	$10.11	$8.41	$6.08	N/A
End of period	$11.64	$9.12	$16.74	$15.24	$11.77	$10.11	$8.41	N/A
Accumulation units outstanding
at the end of period	128,759	152,596	152,705	152,692	112,652	37,700	3,692	N/A

JNL/JPMorgan MidCap
Growth Division172
Accumulation unit value:
Beginning of period	$13.24	$24.29	$22.93	$20.86	$20.02	$17.29	$12.99	$13.86
End of period	$18.57	$13.24	$24.29	$22.93	$20.86	$20.02	$17.29	$12.99
Accumulation units outstanding
at the end of period	11,476	24,672	12,368	6,325	6,504	3,918	876	849

JNL/JPMorgan U.S. Government
& Quality Bond Division201
Accumulation unit value:
Beginning of period	$16.49	$15.77	$15.11	$14.91	$14.85	$14.57	$14.68	$14.62
End of period	$16.77	$16.49	$15.77	$15.11	$14.91	$14.85	$14.57	$14.68
Accumulation units outstanding
at the end of period	76,023	136,830	66,763	57,047	31,638	13,297	6,609	37

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1062
Accumulation unit value:
Beginning of period	$6.88	$14.03	$10.85	$9.99	N/A	N/A	N/A	N/A
End of period	$11.59	$6.88	$14.03	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	102,509	116,900	90,306	15,349	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division201
Accumulation unit value:
Beginning of period	$11.44	$19.11	$20.00	$17.79	$16.66	$13.62	$10.77	$9.70
End of period	$15.68	$11.44	$19.11	$20.00	$17.79	$16.66	$13.62	$10.77
Accumulation units outstanding
at the end of period	29,995	46,444	59,343	52,763	65,779	49,827	10,750	410

JNL/Lazard Small Cap
Equity Division118
Accumulation unit value:
Beginning of period	$9.17	$15.22	$16.64	$14.52	$14.14	$12.49	$9.17	$12.00
End of period	$8.64	$9.17	$15.22	$16.64	$14.52	$14.14	$12.49	$9.17
Accumulation units outstanding
at the end of period	-	33,063	49,628	57,630	59,934	45,558	16,329	2,067

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	$8.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.09	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,050	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$8.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,071	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division1313
Accumulation unit value:
Beginning of period	$6.13	$9.79	$10.18	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	$6.13	$9.79	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,398	3,932	12,907	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division220

Accumulation unit value:
Beginning of period	$7.43	$11.68	$12.26	$11.13	$11.69	$9.77	$7.50	$7.46
End of period	$11.14	$7.43	$11.68	$12.26	$11.13	$11.69	$9.77	$7.50
Accumulation units outstanding
at the end of period	262,992	359,294	527,539	550,926	615,737	283,850	34,781	397

JNL/MCM Bond Index Division143

Accumulation unit value:
Beginning of period	$11.82	$11.62	$11.13	$10.94	$10.95	$10.77	$10.66	$10.14
End of period	$12.27	$11.82	$11.62	$11.13	$10.94	$10.95	$10.77	$10.66
Accumulation units outstanding
at the end of period	145,460	192,727	257,242	273,194	259,239	191,990	34,216	-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division598
Accumulation unit value:
Beginning of period	$3.56	$6.01	$5.88	$4.40	$4.44	$3.91	N/A	N/A
End of period	$4.39	$3.56	$6.01	$5.88	$4.40	$4.44	N/A	N/A
Accumulation units outstanding
at the end of period	38,913	56,399	83,804	58,898	27,403	12,199	N/A	N/A

JNL/MCM Consumer Brands
Sector Division590
Accumulation unit value:
Beginning of period	$6.90	$10.23	$11.32	$10.17	$10.62	$9.74	N/A	N/A
End of period	$9.01	$6.90	$10.23	$11.32	$10.17	$10.62	N/A	N/A
Accumulation units outstanding
at the end of period	8,227	13,643	14,886	17,608	13,756	652	N/A	N/A

JNL/MCM Dow 10 Division220

Accumulation unit value:
Beginning of period	$5.79	$10.93	$11.03	$8.67	$9.37	$9.28	$7.52	$7.44
End of period	$6.58	$5.79	$10.93	$11.03	$8.67	$9.37	$9.28	$7.52
Accumulation units outstanding
at the end of period	386,389	461,365	615,370	695,032	775,214	386,061	57,030	922

JNL/MCM Dow Dividend Division992

Accumulation unit value:
Beginning of period	$5.17	$10.40	$11.78	$10.00	N/A	N/A	N/A	N/A
End of period	$6.09	$5.17	$10.40	$11.78	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	63,238	77,030	94,070	119,352	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division175
Accumulation unit value:
Beginning of period	$5.90	$9.66	$9.49	$8.28	$8.09	$7.41	$5.85	$6.36
End of period	$5.49	$5.90	$9.66	$9.49	$8.28	$8.09	$7.41	$5.85
Accumulation units outstanding
at the end of period	-	37,012	38,477	43,623	47,927	54,269	3,276	-

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$9.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,846	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division525
Accumulation unit value:
Beginning of period	$5.63	$11.63	$14.34	$12.32	$11.83	$11.21	N/A	N/A
End of period	$6.55	$5.63	$11.63	$14.34	$12.32	$11.83	N/A	N/A
Accumulation units outstanding
at the end of period	45,125	45,343	41,200	27,026	25,567	10,142	N/A	N/A

JNL/MCM Global 15 Division220

Accumulation unit value:
Beginning of period	$9.41	$18.63	$17.09	$12.43	$11.50	$9.15	$7.00	$7.36
End of period	$12.10	$9.41	$18.63	$17.09	$12.43	$11.50	$9.15	$7.00
Accumulation units outstanding
at the end of period	321,401	413,432	579,020	610,326	653,498	291,655	42,616	960

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division525
Accumulation unit value:
Beginning of period	$9.21	$12.22	$11.58	$11.10	$10.51	$10.72	N/A	N/A
End of period	$10.93	$9.21	$12.22	$11.58	$11.10	$10.51	N/A	N/A
Accumulation units outstanding
at the end of period	37,277	63,225	60,811	90,317	74,453	13,094	N/A	N/A

JNL/MCM Index 5 Division1325

Accumulation unit value:
Beginning of period	$6.79	$9.87	$10.23	N/A	N/A	N/A	N/A	N/A
End of period	$8.34	$6.79	$9.87	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,155	25,027	2,475	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division206
Accumulation unit value:
Beginning of period	$11.13	$19.88	$18.36	$14.90	$13.40	$11.43	$8.48	$8.06
End of period	$14.12	$11.13	$19.88	$18.36	$14.90	$13.40	$11.43	$8.48
Accumulation units outstanding
at the end of period	175,104	189,884	241,670	285,167	268,940	196,197	27,322	585

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division683

Accumulation unit value:
Beginning of period	$7.74	$13.73	$13.79	$11.83	$10.90	$9.70	N/A	N/A
End of period	$9.43	$7.74	$13.73	$13.79	$11.83	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	1,615,193	2,072,934	2,490,211	2,849,896	2,377,097	154,543	N/A	N/A

JNL/MCM JNL Optimized
5 Division1061
Accumulation unit value:
Beginning of period	$6.31	$11.92	$10.70	$10.04	N/A	N/A	N/A	N/A
End of period	$8.52	$6.31	$11.92	$10.70	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	91,934	162,973	146,372	26,760	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division678

Accumulation unit value:
Beginning of period	$7.24	$12.62	$10.80	$10.51	$10.82	$10.03	N/A	N/A
End of period	$9.53	$7.24	$12.62	$10.80	$10.51	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	70,884	72,982	97,289	87,159	97,605	2,706	N/A	N/A

JNL/MCM NYSE International
25 Division1354
Accumulation unit value:
Beginning of period	$6.12	$11.53	$10.77	N/A	N/A	N/A	N/A	N/A
End of period	$8.17	$6.12	$11.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	35,868	2,719	3,385	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division590
Accumulation unit value:
Beginning of period	$21.85	$35.84	$27.00	$22.78	$16.97	$14.05	N/A	N/A
End of period	$25.74	$21.85	$35.84	$27.00	$22.78	$16.97	N/A	N/A
Accumulation units outstanding
at the end of period	71,978	83,007	81,146	98,741	77,722	8,809	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$10.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,282	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division220

Accumulation unit value:
Beginning of period	$6.85	$13.85	$13.45	$13.09	$9.72	$8.42	$7.22	$7.54
End of period	$8.05	$6.85	$13.85	$13.45	$13.09	$9.72	$8.42	$7.22
Accumulation units outstanding
at the end of period	341,701	406,683	505,901	556,983	619,009	323,001	41,370	944

JNL/MCM S&P 24 Division1152

Accumulation unit value:
Beginning of period	$7.08	$10.73	$10.17	$9.94	N/A	N/A	N/A	N/A
End of period	$8.26	$7.08	$10.73	$10.17	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,738	2,105	2,235	2,235	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division206
Accumulation unit value:
Beginning of period	$9.68	$15.80	$14.99	$13.93	$12.67	$11.16	$8.45	$7.92
End of period	$13.11	$9.68	$15.80	$14.99	$13.93	$12.67	$11.16	$8.45
Accumulation units outstanding
at the end of period	148,694	164,093	202,192	269,823	290,587	238,262	38,604	1,160

JNL/MCM S&P 500 Index Division206

Accumulation unit value:
Beginning of period	$7.54	$12.33	$11.98	$10.61	$10.36	$9.59	$7.65	$7.28
End of period	$9.32	$7.54	$12.33	$11.98	$10.61	$10.36	$9.59	$7.65
Accumulation units outstanding
at the end of period	307,433	311,283	386,589	485,289	494,079	374,561	88,171	3,159

JNL/MCM S&P SMid 60 Division1306

Accumulation unit value:
Beginning of period	$6.04	$8.82	$10.18	N/A	N/A	N/A	N/A	N/A
End of period	$9.57	$6.04	$8.82	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	28,121	2,551	1,989	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division220
Accumulation unit value:
Beginning of period	$10.66	$18.13	$20.64	$19.21	$17.97	$16.27	$11.20	$11.05
End of period	$10.97	$10.66	$18.13	$20.64	$19.21	$17.97	$16.27	$11.20
Accumulation units outstanding
at the end of period	197,523	209,506	304,829	330,019	363,124	175,787	22,273	268

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division206
Accumulation unit value:
Beginning of period	$9.39	$14.71	$15.31	$13.28	$12.99	$11.27	$7.88	$7.14
End of period	$11.74	$9.39	$14.71	$15.31	$13.28	$12.99	$11.27	$7.88
Accumulation units outstanding
at the end of period	165,644	135,744	178,724	236,322	252,476	202,024	29,789	1,240

JNL/MCM Technology Sector
Division482
Accumulation unit value:
Beginning of period	$3.76	$6.77	$6.02	$5.61	$5.59	$5.63	$5.54	N/A
End of period	$6.04	$3.76	$6.77	$6.02	$5.61	$5.59	$5.63	N/A
Accumulation units outstanding
at the end of period	93,207	75,632	118,859	58,693	57,924	26,864	722	N/A

JNL/MCM Value Line 30 Division678

Accumulation unit value:
Beginning of period	$9.10	$17.64	$15.05	$15.55	$11.42	$9.91	N/A	N/A
End of period	$10.24	$9.10	$17.64	$15.05	$15.55	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	260,235	328,112	446,937	476,391	451,950	41,285	N/A	N/A

JNL/MCM VIP Division683

Accumulation unit value:
Beginning of period	$8.00	$14.26	$13.12	$11.92	$11.07	$9.74	N/A	N/A
End of period	$9.73	$8.00	$14.26	$13.12	$11.92	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	326,341	331,538	358,770	439,839	534,141	55,303	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division148
Accumulation unit value:
Beginning of period	$8.63	$14.87	$14.26	$12.42	$11.13	$9.62	$6.98	$8.17
End of period	$11.80	$8.63	$14.87	$14.26	$12.42	$11.13	$9.62	$6.98
Accumulation units outstanding
at the end of period	66,574	63,321	81,357	85,835	90,904	43,067	14,383	671

JNL/PAM Asia ex-Japan
Division1773
Accumulation unit value:
Beginning of period	$4.79	$8.92	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.97	$4.79	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	47,765	6,078	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1773

Accumulation unit value:
Beginning of period	$4.14	$7.90	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	$4.14	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	83,102	38,948	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.29	$10.89	$10.02	N/A	N/A	N/A	N/A	N/A
End of period	$11.83	$10.29	$10.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	130,354	99,414	14,050	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division118
Accumulation unit value:
Beginning of period	$14.39	$14.61	$13.76	$13.55	$13.50	$13.17	$12.81	$12.15
End of period	$16.30	$14.39	$14.61	$13.76	$13.55	$13.50	$13.17	$12.81
Accumulation units outstanding
at the end of period	401,114	331,804	379,392	371,238	312,450	139,849	44,030	1,553

JNL/PPM America Core
Equity Division240
Accumulation unit value:
Beginning of period	$12.17	$20.86	$22.92	$20.53	$19.24	$17.35	$13.90	$14.04
End of period	$15.11	$12.17	$20.86	$22.92	$20.53	$19.24	$17.35	$13.90
Accumulation units outstanding
at the end of period	-	3,108	2,680	1,994	3,591	1,095	636	-

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.02	$13.27	$13.68	$12.62	$12.64	$12.30	N/A	N/A
End of period	$12.95	$9.02	$13.27	$13.68	$12.62	$12.64	N/A	N/A
Accumulation units outstanding
at the end of period	122,487	110,614	140,520	121,595	103,684	54,657	N/A	N/A

JNL/PPM America Mid
Cap Value Division1788
Accumulation unit value:
Beginning of period	$5.62	$10.25	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.13	$5.62	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	246	3,344	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division1795
Accumulation unit value:
Beginning of period	$6.23	$10.29	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.18	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,028	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division140
Accumulation unit value:
Beginning of period	$10.34	$19.97	$21.57	$19.45	$18.89	$17.54	$14.36	$15.83
End of period	$14.67	$10.34	$19.97	$21.57	$19.45	$18.89	$17.54	$14.36
Accumulation units outstanding
at the end of period	8,917	10,701	9,372	12,038	17,746	13,690	1,591	316

JNL/Red Rocks Listed
Private Equity Division1898
Accumulation unit value:
Beginning of period	$5.92	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,799	1,452	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division1458

Accumulation unit value:
Beginning of period	$6.65	$9.92	$10.11	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$6.65	$9.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	67,980	72,789	27,627	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.87	$9.66	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.71	$6.87	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,975	231	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$7.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	38,870	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	$7.57	$10.48	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.81	$7.57	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,082	13,615	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	$6.71	$10.48	$10.50	N/A	N/A	N/A	N/A	N/A
End of period	$8.08	$6.71	$10.48	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,217	1,104	1,089	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.09	$9.60	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.59	$7.09	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,629	258	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.24	$9.63	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,561	4,962	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division92
Accumulation unit value:
Beginning of period	$9.46	$15.85	$14.80	$13.05	$12.26	$11.09	$8.92	$10.94
End of period	$12.17	$9.46	$15.85	$14.80	$13.05	$12.26	$11.09	$8.92
Accumulation units outstanding
at the end of period	201,710	162,801	183,727	265,226	240,554	189,544	31,425	2,315

JNL/S&P Managed Conservative
Division687
Accumulation unit value:
Beginning of period	$9.79	$11.57	$11.10	$10.49	$10.30	$9.94	N/A	N/A
End of period	$10.91	$9.79	$11.57	$11.10	$10.49	$10.30	N/A	N/A
Accumulation units outstanding
at the end of period	102,772	171,277	146,376	70,918	73,353	14,145	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division119
Accumulation unit value:
Beginning of period	$9.97	$15.72	$14.74	$13.16	$12.48	$11.42	$9.56	$11.00
End of period	$12.53	$9.97	$15.72	$14.74	$13.16	$12.48	$11.42	$9.56
Accumulation units outstanding
at the end of period	405,818	439,179	544,999	622,228	735,860	510,161	101,655	9,561

JNL/S&P Managed Moderate
Division693
Accumulation unit value:
Beginning of period	$9.56	$12.37	$11.71	$10.81	$10.49	$10.01	N/A	N/A
End of period	$11.13	$9.56	$12.37	$11.71	$10.81	$10.49	N/A	N/A
Accumulation units outstanding
at the end of period	245,296	280,978	311,372	313,099	270,663	31,854	N/A	N/A

JNL/S&P Managed Moderate
Growth Division242
Accumulation unit value:
Beginning of period	$10.62	$14.93	$14.01	$12.73	$12.19	$11.34	$9.81	$9.89
End of period	$12.87	$10.62	$14.93	$14.01	$12.73	$12.19	$11.34	$9.81
Accumulation units outstanding
at the end of period	636,506	684,340	780,262	876,831	849,360	403,701	110,820	12,223

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	$7.94	$11.52	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.33	$7.94	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	42,237	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income
Division1210
Accumulation unit value:
Beginning of period	$8.89	$11.06	$10.55	$10.58	N/A	N/A	N/A	N/A
End of period	$9.96	$8.89	$11.06	$10.55	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,363	-	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,474	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division118

Accumulation unit value:
Beginning of period	$20.74	$26.67	$25.29	$22.68	$21.95	$20.17	$16.91	$18.42
End of period	$24.36	$20.74	$26.67	$25.29	$22.68	$21.95	$20.17	$16.91
Accumulation units outstanding
at the end of period	63,615	86,039	90,178	88,395	103,065	67,171	19,464	1,172

JNL/Select Money Market
Division71
Accumulation unit value:
Beginning of period	$12.40	$12.36	$12.03	$11.73	$11.64	$11.77	$11.94	$12.03
End of period	$12.18	$12.40	$12.36	$12.03	$11.73	$11.64	$11.77	$11.94
Accumulation units outstanding
at the end of period	147,189	267,942	137,962	82,287	58,922	26,221	10,173	5,391

JNL/Select Value Division314

Accumulation unit value:
Beginning of period	$14.17	$21.66	$20.48	$17.26	$16.26	$14.44	$11.20	N/A
End of period	$17.24	$14.17	$21.66	$20.48	$17.26	$16.26	$14.44	N/A
Accumulation units outstanding
at the end of period	67,324	65,630	68,381	63,199	27,737	14,532	5,783	N/A

JNL/T.Rowe Price Established
Growth Division118
Accumulation unit value:
Beginning of period	$17.29	$30.83	$28.54	$25.58	$24.58	$22.79	$17.80	$22.28
End of period	$24.34	$17.29	$30.83	$28.54	$25.58	$24.58	$22.79	$17.80
Accumulation units outstanding
at the end of period	55,203	71,806	48,221	35,993	44,846	33,177	8,729	805

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division152
Accumulation unit value:
Beginning of period	$25.06	$43.04	$37.43	$35.72	$31.90	$27.55	$20.26	$20.99
End of period	$36.11	$25.06	$43.04	$37.43	$35.72	$31.90	$27.55	$20.26
Accumulation units outstanding
at the end of period	49,667	45,673	40,847	43,498	61,808	31,625	6,046	489

JNL/T.Rowe Price Short-Term
Bond Division1091
Accumulation unit value:
Beginning of period	$9.66	$10.47	$10.18	$9.99	N/A	N/A	N/A	N/A
End of period	$10.20	$9.66	$10.47	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	34,989	26,437	19,957	10,019	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division118
Accumulation unit value:
Beginning of period	$9.16	$15.67	$15.84	$13.45	$12.92	$11.42	$8.97	$11.36
End of period	$12.31	$9.16	$15.67	$15.84	$13.45	$12.92	$11.42	$8.97
Accumulation units outstanding
at the end of period	142,132	144,980	135,896	107,389	142,436	79,002	17,300	3,039
Accumulation unit value:
Beginning of period	$9.16	$15.68	$15.85	$13.45	$12.92	$11.43	$8.77	N/A
End of period	$12.32	$9.16	$15.68	$15.85	$13.45	$12.92	$11.43	N/A
Accumulation units outstanding
at the end of period	6,517	26,609	70,313	59,777	60,826	114,198	61,807	N/A

Accumulation Unit Values
Contract with Endorsements - 1.905%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2093
Accumulation unit value:
Beginning of period	$12.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	385	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real Estate Division

Accumulation unit value:
Beginning of period	$8.13	$12.89	$14.96	N/A	N/A	N/A	N/A	N/A
End of period	$10.57	$8.13	$12.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	800	N/A	N/A	N/A	N/A	N/A

JNL/AIM International
Growth Division1175
Accumulation unit value:
Beginning of period	$10.47	$18.06	$16.77	$15.82	N/A	N/A	N/A	N/A
End of period	$14.07	$10.47	$18.06	$16.77	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	380	380	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	$8.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	348	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	$16.41	$27.45	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$22.26	$16.41	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	883	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	$16.37	$28.22	$30.79	N/A	N/A	N/A	N/A	N/A
End of period	$21.65	$16.37	$28.22	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	130	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.53	$13.65	$12.89	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.53	$13.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,927	1,610	1,998	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity Division

Accumulation unit value:
Beginning of period	$14.81	$24.46	$22.33	N/A	N/A	N/A	N/A	N/A
End of period	$19.69	$14.81	$24.46	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	125	158	171	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	$7.47	$10.83	$10.93	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	$7.47	$10.83	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	371	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division968
Accumulation unit value:
Beginning of period	$17.92	$19.26	$18.35	$17.87	$17.74	N/A	N/A	N/A
End of period	$20.07	$17.92	$19.26	$18.35	$17.87	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	483	64	732	483	348	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	$8.08	$12.88	$14.10	N/A	N/A	N/A	N/A	N/A
End of period	$10.51	$8.08	$12.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,697	145	2,153	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division935
Accumulation unit value:
Beginning of period	$9.11	$16.73	$15.23	$11.76	$10.61	N/A	N/A	N/A
End of period	$11.64	$9.11	$16.73	$15.23	$11.76	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,101	3,174	3,936	492	563	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division
Accumulation unit value:
Beginning of period	$16.47	$15.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.76	$16.47	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	172	172	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division
Accumulation unit value:
Beginning of period	$6.88	$14.03	$14.55	N/A	N/A	N/A	N/A	N/A
End of period	$11.59	$6.88	$14.03	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,011	2,514	92	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity Division

Accumulation unit value:
Beginning of period	$11.44	$19.10	$20.41	N/A	N/A	N/A	N/A	N/A
End of period	$15.67	$11.44	$19.10	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	101	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	$8.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.22	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,052	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division903

Accumulation unit value:
Beginning of period	$7.42	$11.68	$12.25	$11.12	$11.18	N/A	N/A	N/A
End of period	$11.13	$7.42	$11.68	$12.25	$11.12	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	217	235	240	231	220	N/A	N/A	N/A

JNL/MCM Bond Index Division792

Accumulation unit value:
Beginning of period	$11.82	$11.62	$11.13	$10.94	$10.78	N/A	N/A	N/A
End of period	$12.26	$11.82	$11.62	$11.13	$10.94	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,582	2,033	2,196	2,098	2,003	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division1196
Accumulation unit value:
Beginning of period	$3.56	$6.01	$5.87	$5.58	N/A	N/A	N/A	N/A
End of period	$4.39	$3.56	$6.01	$5.87	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	280	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division903

Accumulation unit value:
Beginning of period	$5.78	$10.92	$11.02	$8.67	$8.60	N/A	N/A	N/A
End of period	$6.57	$5.78	$10.92	$11.02	$8.67	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	344	305	261	550	286	N/A	N/A	N/A

JNL/MCM Dow Dividend Division1196

Accumulation unit value:
Beginning of period	$5.16	$10.40	$11.78	$11.58	N/A	N/A	N/A	N/A
End of period	$6.09	$5.16	$10.40	$11.78	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	405	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division968
Accumulation unit value:
Beginning of period	$5.63	$11.62	$14.33	$12.31	$12.37	N/A	N/A	N/A
End of period	$6.55	$5.63	$11.62	$14.33	$12.31	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	359	577	499	N/A	N/A	N/A

JNL/MCM Global 15 Division903

Accumulation unit value:
Beginning of period	$9.40	$18.62	$17.08	$12.42	$11.83	N/A	N/A	N/A
End of period	$12.09	$9.40	$18.62	$17.08	$12.42	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	177	1,372	1,251	1,426	208	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division968
Accumulation unit value:
Beginning of period	$9.20	$12.21	$11.57	$11.10	$10.94	N/A	N/A	N/A
End of period	$10.92	$9.20	$12.21	$11.57	$11.10	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,127	1,690	1,411	813	565	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division792
Accumulation unit value:
Beginning of period	$11.13	$19.88	$18.35	$14.89	$13.50	N/A	N/A	N/A
End of period	$14.12	$11.13	$19.88	$18.35	$14.89	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,212	1,560	2,501	1,515	1,612	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division968

Accumulation unit value:
Beginning of period	$7.74	$13.72	$13.79	$11.83	$11.92	N/A	N/A	N/A
End of period	$9.42	$7.74	$13.72	$13.79	$11.83	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	2,975	4,281	1,307	518	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	$6.31	$11.92	$12.32	N/A	N/A	N/A	N/A	N/A
End of period	$8.52	$6.31	$11.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	326	331	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division968
Accumulation unit value:
Beginning of period	$21.83	$35.81	$26.98	$22.77	$23.50	N/A	N/A	N/A
End of period	$25.72	$21.83	$35.81	$26.98	$22.77	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	465	-	221	377	263	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division903

Accumulation unit value:
Beginning of period	$6.84	$13.84	$13.44	$13.08	$12.20	N/A	N/A	N/A
End of period	$8.04	$6.84	$13.84	$13.44	$13.08	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	286	217	217	207	201	N/A	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division792
Accumulation unit value:
Beginning of period	$9.67	$15.80	$14.98	$13.92	$12.55	N/A	N/A	N/A
End of period	$13.10	$9.67	$15.80	$14.98	$13.92	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,361	1,650	1,676	1,703	1,672	N/A	N/A	N/A

JNL/MCM S&P 500 Index Division792

Accumulation unit value:
Beginning of period	$7.54	$12.32	$11.97	$10.61	$10.00	N/A	N/A	N/A
End of period	$9.32	$7.54	$12.32	$11.97	$10.61	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,867	2,191	2,138	2,155	2,134	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division903
Accumulation unit value:
Beginning of period	$10.66	$18.12	$20.62	$19.20	$18.76	N/A	N/A	N/A
End of period	$10.97	$10.66	$18.12	$20.62	$19.20	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	205	151	389	382	131	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division792
Accumulation unit value:
Beginning of period	$9.39	$14.70	$15.31	$13.28	$12.30	N/A	N/A	N/A
End of period	$11.73	$9.39	$14.70	$15.31	$13.28	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,956	1,722	1,726	1,730	1,716	N/A	N/A	N/A

JNL/MCM Technology Sector
Division968
Accumulation unit value:
Beginning of period	$3.76	$6.77	$6.02	$5.61	$5.83	N/A	N/A	N/A
End of period	$6.04	$3.76	$6.77	$6.02	$5.61	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,360	-	769	524	1,060	N/A	N/A	N/A

JNL/MCM Value Line 30
Division1009
Accumulation unit value:
Beginning of period	$9.09	$17.64	$15.05	$15.07	N/A	N/A	N/A	N/A
End of period	$10.23	$9.09	$17.64	$15.05	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	N/A	N/A	N/A	N/A

JNL/MCM VIP Division968

Accumulation unit value:
Beginning of period	$8.00	$14.25	$13.12	$11.92	$12.08	N/A	N/A	N/A
End of period	$9.73	$8.00	$14.25	$13.12	$11.92	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	122	148	218	238	512	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division968
Accumulation unit value:
Beginning of period	$8.63	$14.87	$14.25	$12.42	$12.29	N/A	N/A	N/A
End of period	$11.80	$8.63	$14.87	$14.25	$12.42	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	595	329	754	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	$5.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,450	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	$4.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,631	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.29	$10.89	$10.80	N/A	N/A	N/A	N/A	N/A
End of period	$11.83	$10.29	$10.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	261	261	375	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division
Accumulation unit value:
Beginning of period	$14.38	$14.60	$13.66	N/A	N/A	N/A	N/A	N/A
End of period	$16.29	$14.38	$14.60	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,725	1,219	150	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division968
Accumulation unit value:
Beginning of period	$9.01	$13.26	$13.67	$12.60	$12.53	N/A	N/A	N/A
End of period	$12.93	$9.01	$13.26	$13.67	$12.60	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	812	120	547	104	247	N/A	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.65	$9.02	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$6.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,273	3,372	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division1454
Accumulation unit value:
Beginning of period	$6.87	$9.91	$10.22	N/A	N/A	N/A	N/A	N/A
End of period	$9.71	$6.87	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	396	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value
Division1454
Accumulation unit value:
Beginning of period	$6.24	$9.91	$10.28	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.24	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	591	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	$9.45	$15.84	$16.08	N/A	N/A	N/A	N/A	N/A
End of period	$12.16	$9.45	$15.84	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	249	384	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	$9.79	$11.38	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.91	$9.79	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,914	1,389	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	$9.96	$15.71	$15.94	N/A	N/A	N/A	N/A	N/A
End of period	$12.52	$9.96	$15.71	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	252	255	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Division996
Accumulation unit value:
Beginning of period	$9.56	$12.37	$11.71	$10.95	N/A	N/A	N/A	N/A
End of period	$11.13	$9.56	$12.37	$11.71	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	694	1,640	329	6,278	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division947
Accumulation unit value:
Beginning of period	$10.62	$14.92	$14.00	$12.72	$12.37	N/A	N/A	N/A
End of period	$12.86	$10.62	$14.92	$14.00	$12.72	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,295	5,913	11,671	-	-	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.65	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	65	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division935

Accumulation unit value:
Beginning of period	$20.73	$26.65	$25.27	$22.66	$21.94	N/A	N/A	N/A
End of period	$24.34	$20.73	$26.65	$25.27	$22.66	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,041	1,152	2,004	1,988	1,929	N/A	N/A	N/A

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Value Division935

Accumulation unit value:
Beginning of period	$14.16	$21.66	$20.47	$17.25	$16.49	N/A	N/A	N/A
End of period	$17.23	$14.16	$21.66	$20.47	$17.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,322	2,233	990	708	733	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	$17.28	$30.81	$28.70	N/A	N/A	N/A	N/A	N/A
End of period	$24.32	$17.28	$30.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	1,519	136	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division1009
Accumulation unit value:
Beginning of period	$25.05	$43.01	$37.40	$36.51	N/A	N/A	N/A	N/A
End of period	$36.08	$25.05	$43.01	$37.40	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,298	1,136	1,045	257	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	$10.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	825	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division968
Accumulation unit value:
Beginning of period	$9.15	$15.67	$15.83	$13.45	$13.51	N/A	N/A	N/A
End of period	$12.31	$9.15	$15.67	$15.83	$13.45	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	122	771	195	457	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.91%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division851
Accumulation unit value:
Beginning of period	$8.13	$12.89	$15.46	$11.55	$10.74	N/A	N/A	N/A
End of period	$10.57	$8.13	$12.89	$15.46	$11.55	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,117	-	3,578	25,138	-	N/A	N/A	N/A

JNL/AIM International
Growth Division1152
Accumulation unit value:
Beginning of period	$10.46	$18.05	$16.76	$15.30	N/A	N/A	N/A	N/A
End of period	$14.06	$10.46	$18.05	$16.76	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	8,122	4,088	N/A	N/A	N/A	N/A

JNL/AIM Large Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AIM Small Cap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
Global Diversified Research Division
Accumulation unit value:
Beginning of period	$14.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$22.24	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,154	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.53	$13.65	$13.63	N/A	N/A	N/A	N/A	N/A
End of period	$9.61	$6.53	$13.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	9,396	-	4,282	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eagle SmallCap Equity
Division911
Accumulation unit value:
Beginning of period	$14.80	$24.45	$22.23	$18.87	$18.85	N/A	N/A	N/A
End of period	$19.68	$14.80	$24.45	$22.23	$18.87	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,348	-	-	-	1,526	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.93	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	22,268	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division
Accumulation unit value:
Beginning of period	$9.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	18,318	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division
Accumulation unit value:
Beginning of period	$7.60	$11.58	$11.72	N/A	N/A	N/A	N/A	N/A
End of period	$9.96	$7.60	$11.58	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,991	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division
Accumulation unit value:
Beginning of period	$17.91	$19.25	$19.25	N/A	N/A	N/A	N/A	N/A
End of period	$20.06	$17.91	$19.25	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	2,445	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division
Accumulation unit value:
Beginning of period	$10.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.62	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,159	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division
Accumulation unit value:
Beginning of period	$8.07	$12.88	$12.93	N/A	N/A	N/A	N/A	N/A
End of period	$10.51	$8.07	$12.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	4,510	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division911
Accumulation unit value:
Beginning of period	$9.11	$16.72	$15.22	$11.76	$10.87	N/A	N/A	N/A
End of period	$11.63	$9.11	$16.72	$15.22	$11.76	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	5,603	4,534	2,523	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division851
Accumulation unit value:
Beginning of period	$16.46	$15.75	$15.09	$14.90	$15.04	N/A	N/A	N/A
End of period	$16.75	$16.46	$15.75	$15.09	$14.90	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	28,741	-	-	-	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1213
Accumulation unit value:
Beginning of period	$6.88	$14.03	$10.85	$10.52	N/A	N/A	N/A	N/A
End of period	$11.59	$6.88	$14.03	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,209	-	2,493	2,151	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division1009
Accumulation unit value:
Beginning of period	$11.43	$19.09	$19.98	$18.11	N/A	N/A	N/A	N/A
End of period	$15.66	$11.43	$19.09	$19.98	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,246	-	5,511	11,552	N/A	N/A	N/A	N/A

JNL/Lazard Small Cap
Equity Division1009
Accumulation unit value:
Beginning of period	$9.16	$15.20	$16.63	$15.43	N/A	N/A	N/A	N/A
End of period	$8.64	$9.16	$15.20	$16.63	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,093	10,759	N/A	N/A	N/A	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division573

Accumulation unit value:
Beginning of period	$7.42	$11.67	$12.25	$11.12	$11.68	$10.02	N/A	N/A
End of period	$11.13	$7.42	$11.67	$12.25	$11.12	$11.68	N/A	N/A
Accumulation units outstanding
at the end of period	15,964	22,502	23,901	-	24,367	46,664	N/A	N/A

JNL/MCM Bond Index Division1019

Accumulation unit value:
Beginning of period	$11.81	$11.61	$11.12	$10.91	N/A	N/A	N/A	N/A
End of period	$12.26	$11.81	$11.61	$11.12	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	40,012	40,516	50,328	45,468	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Consumer Brands
Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Dow 10 Division573

Accumulation unit value:
Beginning of period	$5.78	$10.92	$11.02	$8.67	$9.36	$9.01	N/A	N/A
End of period	$6.57	$5.78	$10.92	$11.02	$8.67	$9.36	N/A	N/A
Accumulation units outstanding
at the end of period	-	25,728	26,103	-	-	21,437	N/A	N/A

JNL/MCM Dow Dividend Division1162

Accumulation unit value:
Beginning of period	$5.16	$10.39	$11.77	$10.97	N/A	N/A	N/A	N/A
End of period	$6.09	$5.16	$10.39	$11.77	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	5,327	5,611	10,127	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$10.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,071	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector Division

Accumulation unit value:
Beginning of period	$4.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	7,067	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Global 15 Division573

Accumulation unit value:
Beginning of period	$9.40	$18.61	$17.08	$12.42	$11.49	$9.44	N/A	N/A
End of period	$12.09	$9.40	$18.61	$17.08	$12.42	$11.49	N/A	N/A
Accumulation units outstanding
at the end of period	13,766	15,147	26,675	24,260	-	20,463	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division851
Accumulation unit value:
Beginning of period	$9.19	$12.20	$11.56	$11.09	$10.99	N/A	N/A	N/A
End of period	$10.91	$9.19	$12.20	$11.56	$11.09	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	-	-	-	N/A	N/A	N/A

JNL/MCM Index 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division938
Accumulation unit value:
Beginning of period	$11.13	$19.87	$18.35	$14.89	$13.75	N/A	N/A	N/A
End of period	$14.11	$11.13	$19.87	$18.35	$14.89	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,747	30,612	42,197	55,630	7,941	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division938

Accumulation unit value:
Beginning of period	$7.74	$13.72	$13.79	$11.83	$11.20	N/A	N/A	N/A
End of period	$9.42	$7.74	$13.72	$13.79	$11.83	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	338,787	404,982	477,810	380,277	38,992	N/A	N/A	N/A

JNL/MCM JNL Optimized 5 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM NYSE International
25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division851
Accumulation unit value:
Beginning of period	$21.82	$35.80	$26.98	$22.76	$20.78	N/A	N/A	N/A
End of period	$25.71	$21.82	$35.80	$26.98	$22.76	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,438	2,415	3,878	17,336	15,337	N/A	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division573

Accumulation unit value:
Beginning of period	$6.84	$13.84	$13.43	$13.08	$9.72	$8.19	N/A	N/A
End of period	$8.04	$6.84	$13.84	$13.43	$13.08	$9.72	N/A	N/A
Accumulation units outstanding
at the end of period	-	19,561	21,672	-	3,302	23,585	N/A	N/A

JNL/MCM S&P 24 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division911
Accumulation unit value:
Beginning of period	$9.67	$15.79	$14.98	$13.92	$13.56	N/A	N/A	N/A
End of period	$13.09	$9.67	$15.79	$14.98	$13.92	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	27,533	30,221	32,247	33,915	3,141	N/A	N/A	N/A

JNL/MCM S&P 500 Index
Division1019
Accumulation unit value:
Beginning of period	$7.54	$12.32	$11.97	$10.94	N/A	N/A	N/A	N/A
End of period	$9.31	$7.54	$12.32	$11.97	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	36,957	40,566	43,285	45,524	N/A	N/A	N/A	N/A

JNL/MCM S&P SMid 60 Division

Accumulation unit value:
Beginning of period	$6.86	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,105	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division573
Accumulation unit value:
Beginning of period	$10.65	$18.11	$20.62	$19.20	$17.96	$15.46	N/A	N/A
End of period	$10.96	$10.65	$18.11	$20.62	$19.20	$17.96	N/A	N/A
Accumulation units outstanding
at the end of period	-	14,102	16,975	7,447	-	12,488	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division1019
Accumulation unit value:
Beginning of period	$9.38	$14.70	$15.31	$14.49	N/A	N/A	N/A	N/A
End of period	$11.73	$9.38	$14.70	$15.31	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	33,403	30,652	32,706	34,399	N/A	N/A	N/A	N/A

JNL/MCM Technology Sector Division

Accumulation unit value:
Beginning of period	$4.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.03	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,697	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Value Line 30 Division938

Accumulation unit value:
Beginning of period	$9.09	$17.63	$15.04	$15.55	$14.19	N/A	N/A	N/A
End of period	$10.23	$9.09	$17.63	$15.04	$15.55	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,384	19,789	23,119	45,871	38,464	N/A	N/A	N/A

JNL/MCM VIP Division1075

Accumulation unit value:
Beginning of period	$8.00	$14.25	$13.12	$11.70	N/A	N/A	N/A	N/A
End of period	$9.73	$8.00	$14.25	$13.12	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,265	16,613	124,347	150,981	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division
Accumulation unit value:
Beginning of period	$10.31	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,166	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM Asia ex-Japan Division

Accumulation unit value:
Beginning of period	$5.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	10,925	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division

Accumulation unit value:
Beginning of period	$4.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,140	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division1009
Accumulation unit value:
Beginning of period	$14.38	$14.60	$13.75	$13.51	N/A	N/A	N/A	N/A
End of period	$16.28	$14.38	$14.60	$13.75	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	6,737	-	20,299	22,275	N/A	N/A	N/A	N/A

JNL/PPM America Core
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High
Yield Bond Division701
Accumulation unit value:
Beginning of period	$9.00	$13.25	$13.66	$12.60	$12.63	$12.52	N/A	N/A
End of period	$12.92	$9.00	$13.25	$13.66	$12.60	$12.63	N/A	N/A
Accumulation units outstanding
at the end of period	25,323	-	11,449	22,326	-	76,121	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed
Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.65	$9.44	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$6.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	36,487	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative
Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division
Accumulation unit value:
Beginning of period	$10.61	$14.92	$14.15	N/A	N/A	N/A	N/A	N/A
End of period	$12.85	$10.61	$14.92	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	35,967	40,150	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Select Money Market
Division621
Accumulation unit value:
Beginning of period	$12.40	$12.37	$12.04	$11.74	$11.65	$11.69	N/A	N/A
End of period	$12.18	$12.40	$12.37	$12.04	$11.74	$11.65	N/A	N/A
Accumulation units outstanding
at the end of period	56,998	180,243	-	95,021	277,867	68,238	N/A	N/A

JNL/Select Value Division911

Accumulation unit value:
Beginning of period	$14.16	$21.65	$20.47	$17.25	$17.00	N/A	N/A	N/A
End of period	$17.22	$14.16	$21.65	$20.47	$17.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	3,221	-	2,525	N/A	N/A	N/A

JNL/T.Rowe Price Established
Growth Division
Accumulation unit value:
Beginning of period	$17.27	$30.79	$30.37	N/A	N/A	N/A	N/A	N/A
End of period	$24.31	$17.27	$30.79	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,443	-	5,641	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division911
Accumulation unit value:
Beginning of period	$25.03	$42.98	$37.38	$35.68	$34.15	N/A	N/A	N/A
End of period	$36.06	$25.03	$42.98	$37.38	$35.68	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	964	-	2,613	5,838	1,231	N/A	N/A	N/A

JNL/T.Rowe Price Short-Term
Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division687
Accumulation unit value:
Beginning of period	$9.15	$15.66	$15.83	$13.44	$12.91	$11.51	N/A	N/A
End of period	$12.30	$9.15	$15.66	$15.83	$13.44	$12.91	N/A	N/A
Accumulation units outstanding
at the end of period	14,197	-	-	-	20,375	22,952	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 1.92%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL Institutional Alt 20 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt
50 Division2145
Accumulation unit value:
Beginning of period	$13.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.38	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,654	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/AIM Global Real
Estate Division859
Accumulation unit value:
Beginning of period	$8.13	$12.88	$15.46	$11.55	$10.70	N/A	N/A	N/A
End of period	$10.57	$8.13	$12.88	$15.46	$11.55	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,447	5,697	8,703	7,680	4,163	N/A	N/A	N/A

JNL/AIM International
Growth Division433
Accumulation unit value:
Beginning of period	$10.45	$18.03	$16.75	$13.92	$12.82	$11.24	$10.47	N/A
End of period	$14.04	$10.45	$18.03	$16.75	$13.92	$12.82	$11.24	N/A
Accumulation units outstanding
at the end of period	6,984	7,440	7,934	2,641	2,302	3,031	1,339	N/A

JNL/AIM Large Cap Growth
Division428
Accumulation unit value:
Beginning of period	$8.50	$13.91	$12.25	$11.57	$11.00	$10.20	$9.67	N/A
End of period	$10.37	$8.50	$13.91	$12.25	$11.57	$11.00	$10.20	N/A
Accumulation units outstanding
at the end of period	4,726	4,937	4,391	2,774	3,884	1,997	2,004	N/A

JNL/AIM Small Cap Growth
Division468
Accumulation unit value:
Beginning of period	$9.05	$15.31	$14.02	$12.48	$11.73	$11.19	$11.02	N/A
End of period	$11.97	$9.05	$15.31	$14.02	$12.48	$11.73	$11.19	N/A
Accumulation units outstanding
at the end of period	2,300	1,083	2,515	-	565	-	113	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Capital Guardian
Global Balanced Division366
Accumulation unit value:
Beginning of period	$8.70	$12.37	$11.68	$10.75	$9.95	$9.27	$8.77	N/A
End of period	$10.45	$8.70	$12.37	$11.68	$10.75	$9.95	$9.27	N/A
Accumulation units outstanding
at the end of period	8,245	9,046	9,761	6,341	6,537	3,867	2,226	N/A

JNL/Capital Guardian
Global Diversified Research Division793
Accumulation unit value:
Beginning of period	$16.38	$29.03	$24.53	$22.07	$19.86	N/A	N/A	N/A
End of period	$22.21	$16.38	$29.03	$24.53	$22.07	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,860	4,248	2,294	1,443	419	N/A	N/A	N/A

JNL/Capital Guardian
International Small Cap Division
Accumulation unit value:
Beginning of period	$4.46	$8.27	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$6.67	$4.46	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	16,500	2,607	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian
U.S. Growth Equity Division582
Accumulation unit value:
Beginning of period	$16.34	$28.17	$26.17	$25.50	$24.84	$23.04	N/A	N/A
End of period	$21.61	$16.34	$28.17	$26.17	$25.50	$24.84	N/A	N/A
Accumulation units outstanding
at the end of period	14,140	4,152	2,124	436	397	1,111	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Credit Suisse Commodity
Securities Division
Accumulation unit value:
Beginning of period	$6.53	$13.65	$11.16	N/A	N/A	N/A	N/A	N/A
End of period	$9.60	$6.53	$13.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	19,485	23,909	16,950	N/A	N/A	N/A	N/A	N/A

JNL/Credit Suisse Long/Short
Division
Accumulation unit value:
Beginning of period	$6.51	$10.65	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$7.98	$6.51	$10.65	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,301	1,292	371	N/A	N/A	N/A	N/A	N/A

JNL/Eagle Core Equity Division464

Accumulation unit value:
Beginning of period	$10.86	$18.16	$18.40	$16.70	$16.46	$15.79	$15.09	N/A
End of period	$14.25	$10.86	$18.16	$18.40	$16.70	$16.46	$15.79	N/A
Accumulation units outstanding
at the end of period	1,576	801	823	1,350	531	437	42	N/A

JNL/Eagle SmallCap Equity
Division322
Accumulation unit value:
Beginning of period	$14.79	$24.42	$22.21	$18.86	$18.75	$16.09	$12.36	N/A
End of period	$19.65	$14.79	$24.42	$22.21	$18.86	$18.75	$16.09	N/A
Accumulation units outstanding
at the end of period	6,502	7,090	5,296	3,842	2,490	2,306	783	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Founding Strategy Division
Accumulation unit value:
Beginning of period	$6.21	$9.91	$10.18	N/A	N/A	N/A	N/A	N/A
End of period	$7.92	$6.21	$9.91	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,568	44,249	51,209	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Global Growth Division
Accumulation unit value:
Beginning of period	$5.75	$9.88	$10.48	N/A	N/A	N/A	N/A	N/A
End of period	$7.39	$5.75	$9.88	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,195	579	3,917	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Income Division1137
Accumulation unit value:
Beginning of period	$7.46	$10.83	$10.84	$10.23	N/A	N/A	N/A	N/A
End of period	$9.73	$7.46	$10.83	$10.84	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	26,044	21,032	18,536	5,261	N/A	N/A	N/A	N/A

JNL/Franklin Templeton
Mutual Shares Division
Accumulation unit value:
Beginning of period	$5.99	$8.83	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.45	$5.99	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	8,133	258	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Franklin Templeton
Small Cap Value Division861
Accumulation unit value:
Beginning of period	$7.60	$11.58	$12.58	$10.89	$10.47	N/A	N/A	N/A
End of period	$9.95	$7.60	$11.58	$12.58	$10.89	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	13,686	3,277	4,970	4,164	2,803	N/A	N/A	N/A

JNL/Goldman Sachs Core
Plus Bond Division390
Accumulation unit value:
Beginning of period	$17.89	$19.23	$18.32	$17.84	$17.72	$16.89	$15.93	N/A
End of period	$20.03	$17.89	$19.23	$18.32	$17.84	$17.72	$16.89	N/A
Accumulation units outstanding
at the end of period	9,595	7,259	7,527	6,460	5,056	3,624	635	N/A

JNL/Goldman Sachs Emerging
Markets Debt Division1906
Accumulation unit value:
Beginning of period	$9.64	$9.81	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.62	$9.64	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,194	795	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid
Cap Value Division868
Accumulation unit value:
Beginning of period	$8.07	$12.87	$12.77	$11.25	$11.02	N/A	N/A	N/A
End of period	$10.50	$8.07	$12.87	$12.77	$11.25	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,157	9,196	17,881	9,418	10,450	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Ivy Asset Strategy
Division2151
Accumulation unit value:
Beginning of period	$9.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,081	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International
Value Division480
Accumulation unit value:
Beginning of period	$9.10	$16.71	$15.21	$11.75	$10.10	$8.40	$8.13	N/A
End of period	$11.62	$9.10	$16.71	$15.21	$11.75	$10.10	$8.40	N/A
Accumulation units outstanding
at the end of period	13,548	14,826	24,296	14,417	9,055	7,592	525	N/A

JNL/JPMorgan MidCap
Growth Division768
Accumulation unit value:
Beginning of period	$13.20	$24.23	$22.88	$20.81	$19.61	N/A	N/A	N/A
End of period	$18.52	$13.20	$24.23	$22.88	$20.81	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,308	2,119	2,695	18	243	N/A	N/A	N/A

JNL/JPMorgan U.S. Government
& Quality Bond Division390
Accumulation unit value:
Beginning of period	$16.44	$15.73	$15.08	$14.88	$14.82	$14.55	$14.14	N/A
End of period	$16.72	$16.44	$15.73	$15.08	$14.88	$14.82	$14.55	N/A
Accumulation units outstanding
at the end of period	7,064	24,396	5,477	6,833	5,911	3,283	1,364	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Lazard Emerging
Markets Division1085
Accumulation unit value:
Beginning of period	$6.87	$14.03	$10.85	$8.71	N/A	N/A	N/A	N/A
End of period	$11.58	$6.87	$14.03	$10.85	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	25,174	20,661	9,873	3,933	N/A	N/A	N/A	N/A

JNL/Lazard Mid Cap Equity
Division428
Accumulation unit value:
Beginning of period	$11.42	$19.07	$19.96	$17.76	$16.64	$13.60	$12.71	N/A
End of period	$15.64	$11.42	$19.07	$19.96	$17.76	$16.64	$13.60	N/A
Accumulation units outstanding
at the end of period	5,597	5,468	8,728	9,543	11,165	11,782	472	N/A

JNL/Lazard Small Cap
Equity Division468
Accumulation unit value:
Beginning of period	$9.15	$15.19	$16.61	$14.50	$14.12	$12.48	$12.20	N/A
End of period	$8.63	$9.15	$15.19	$16.61	$14.50	$14.12	$12.48	N/A
Accumulation units outstanding
at the end of period	-	1,838	3,570	5,641	6,157	7,295	449	N/A

JNL/M&G Global Basics Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002
JNL/M&G Global Leaders Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Management
(MCM) 10 x 10 Division
Accumulation unit value:
Beginning of period	$6.12	$9.68	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.49	$6.12	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,006	1,018	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM 25 Division282

Accumulation unit value:
Beginning of period	$7.41	$11.66	$12.24	$11.12	$11.67	$9.76	$6.69	N/A
End of period	$11.12	$7.41	$11.66	$12.24	$11.12	$11.67	$9.76	N/A
Accumulation units outstanding
at the end of period	26,026	27,701	36,026	46,144	59,193	62,704	29,470	N/A

JNL/MCM Bond Index Division390

Accumulation unit value:
Beginning of period	$11.81	$11.61	$11.12	$10.93	$10.94	$10.76	$10.48	N/A
End of period	$12.25	$11.81	$11.61	$11.12	$10.93	$10.94	$10.76	N/A
Accumulation units outstanding
at the end of period	25,663	26,687	20,700	21,536	24,432	19,992	2,306	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Communications
Sector Division529
Accumulation unit value:
Beginning of period	$3.56	$6.00	$5.87	$4.39	$4.44	$4.27	N/A	N/A
End of period	$4.38	$3.56	$6.00	$5.87	$4.39	$4.44	N/A	N/A
Accumulation units outstanding
at the end of period	10,031	10,286	18,885	9,601	1,682	6,413	N/A	N/A

JNL/MCM Consumer Brands
Sector Division582
Accumulation unit value:
Beginning of period	$6.89	$10.22	$11.30	$10.16	$10.61	$9.38	N/A	N/A
End of period	$8.99	$6.89	$10.22	$11.30	$10.16	$10.61	N/A	N/A
Accumulation units outstanding
at the end of period	493	620	1,037	916	916	691	N/A	N/A

JNL/MCM Dow 10 Division282

Accumulation unit value:
Beginning of period	$5.78	$10.91	$11.01	$8.66	$9.36	$9.27	$6.45	N/A
End of period	$6.57	$5.78	$10.91	$11.01	$8.66	$9.36	$9.27	N/A
Accumulation units outstanding
at the end of period	33,154	33,139	58,709	69,139	76,812	64,733	30,765	N/A

JNL/MCM Dow Dividend Division1003

Accumulation unit value:
Beginning of period	$5.16	$10.39	$11.77	$10.04	N/A	N/A	N/A	N/A
End of period	$6.09	$5.16	$10.39	$11.77	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	21,026	12,933	17,685	16,030	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Enhanced S&P
500 Stock Index Division322
Accumulation unit value:
Beginning of period	$5.88	$9.64	$9.48	$8.27	$8.08	$7.41	$6.17	N/A
End of period	$5.48	$5.88	$9.64	$9.48	$8.27	$8.08	$7.41	N/A
Accumulation units outstanding
at the end of period	-	7,053	8,593	7,874	6,460	5,716	1,137	N/A

JNL/MCM European 30 Division

Accumulation unit value:
Beginning of period	$10.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	540	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Financial Sector
Division533
Accumulation unit value:
Beginning of period	$5.62	$11.61	$14.32	$12.30	$11.82	$11.14	N/A	N/A
End of period	$6.54	$5.62	$11.61	$14.32	$12.30	$11.82	N/A	N/A
Accumulation units outstanding
at the end of period	14,199	20,009	10,219	2,985	2,360	2,035	N/A	N/A

JNL/MCM Global 15 Division282

Accumulation unit value:
Beginning of period	$9.39	$18.60	$17.06	$12.41	$11.48	$9.14	$6.03	N/A
End of period	$12.08	$9.39	$18.60	$17.06	$12.41	$11.48	$9.14	N/A
Accumulation units outstanding
at the end of period	38,761	44,081	55,300	54,895	58,388	58,327	22,445	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Global Alpha Division2174

Accumulation unit value:
Beginning of period	$10.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.83	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	569	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM Healthcare Sector
Division514
Accumulation unit value:
Beginning of period	$9.19	$12.20	$11.56	$11.09	$10.50	$10.92	N/A	N/A
End of period	$10.90	$9.19	$12.20	$11.56	$11.09	$10.50	N/A	N/A
Accumulation units outstanding
at the end of period	9,327	13,298	19,552	12,950	10,644	9,742	N/A	N/A

JNL/MCM Index 5 Division1367

Accumulation unit value:
Beginning of period	$6.79	$9.87	$9.85	N/A	N/A	N/A	N/A	N/A
End of period	$8.34	$6.79	$9.87	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	437	437	495	N/A	N/A	N/A	N/A	N/A

JNL/MCM International
Index Division390
Accumulation unit value:
Beginning of period	$11.12	$19.86	$18.34	$14.89	$13.39	$11.42	$9.55	N/A
End of period	$14.10	$11.12	$19.86	$18.34	$14.89	$13.39	$11.42	N/A
Accumulation units outstanding
at the end of period	16,166	17,244	24,936	18,815	16,729	15,932	3,229	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM JNL 5 Division700

Accumulation unit value:
Beginning of period	$7.73	$13.72	$13.79	$11.83	$10.90	$10.20	N/A	N/A
End of period	$9.42	$7.73	$13.72	$13.79	$11.83	$10.90	N/A	N/A
Accumulation units outstanding
at the end of period	146,745	289,821	356,625	250,362	48,355	3,238	N/A	N/A

JNL/MCM JNL Optimized
5 Division1154
Accumulation unit value:
Beginning of period	$6.30	$11.92	$10.70	$9.83	N/A	N/A	N/A	N/A
End of period	$8.52	$6.30	$11.92	$10.70	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	56,912	75,152	43,958	6,246	N/A	N/A	N/A	N/A

JNL/MCM Nasdaq 25 Division707

Accumulation unit value:
Beginning of period	$7.24	$12.61	$10.80	$10.51	$10.82	$10.63	N/A	N/A
End of period	$9.52	$7.24	$12.61	$10.80	$10.51	$10.82	N/A	N/A
Accumulation units outstanding
at the end of period	4,925	7,886	6,242	4,230	1,621	1,357	N/A	N/A

JNL/MCM NYSE International
25 Division1332
Accumulation unit value:
Beginning of period	$6.12	$11.53	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$8.16	$6.12	$11.53	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	3,919	1,942	2,390	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Oil & Gas Sector
Division533
Accumulation unit value:
Beginning of period	$21.81	$35.78	$26.96	$22.75	$16.96	$13.75	N/A	N/A
End of period	$25.69	$21.81	$35.78	$26.96	$22.75	$16.96	N/A	N/A
Accumulation units outstanding
at the end of period	10,340	11,123	16,916	10,660	10,790	7,424	N/A	N/A

JNL/MCM Pacific Rim 30 Division

Accumulation unit value:
Beginning of period	$10.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	543	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MCM S&P 10 Division282

Accumulation unit value:
Beginning of period	$6.83	$13.83	$13.43	$13.08	$9.71	$8.41	$6.69	N/A
End of period	$8.03	$6.83	$13.83	$13.43	$13.08	$9.71	$8.41	N/A
Accumulation units outstanding
at the end of period	33,570	29,409	35,618	47,159	63,406	58,889	25,228	N/A

JNL/MCM S&P 24 Division1170

Accumulation unit value:
Beginning of period	$7.08	$10.73	$10.17	$10.10	N/A	N/A	N/A	N/A
End of period	$8.25	$7.08	$10.73	$10.17	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	598	977	2,726	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM S&P 400 MidCap
Index Division390
Accumulation unit value:
Beginning of period	$9.66	$15.78	$14.97	$13.92	$12.67	$11.15	$9.64	N/A
End of period	$13.09	$9.66	$15.78	$14.97	$13.92	$12.67	$11.15	N/A
Accumulation units outstanding
at the end of period	11,234	11,269	22,764	15,671	19,288	20,399	7,469	N/A

JNL/MCM S&P 500 Index Division390

Accumulation unit value:
Beginning of period	$7.53	$12.31	$11.97	$10.60	$10.35	$9.59	$8.57	N/A
End of period	$9.31	$7.53	$12.31	$11.97	$10.60	$10.35	$9.59	N/A
Accumulation units outstanding
at the end of period	42,215	50,505	65,559	49,476	52,546	40,901	9,374	N/A

JNL/MCM S&P SMid 60 Division1306

Accumulation unit value:
Beginning of period	$6.03	$8.81	$10.18	N/A	N/A	N/A	N/A	N/A
End of period	$9.56	$6.03	$8.81	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	12,029	3,823	1,433	N/A	N/A	N/A	N/A	N/A

JNL/MCM Select Small-Cap
Division282
Accumulation unit value:
Beginning of period	$10.64	$18.10	$20.61	$19.19	$17.95	$16.26	$10.49	N/A
End of period	$10.95	$10.64	$18.10	$20.61	$19.19	$17.95	$16.26	N/A
Accumulation units outstanding
at the end of period	16,064	13,156	16,164	21,680	28,953	27,389	16,498	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/MCM Small Cap Index
Division390
Accumulation unit value:
Beginning of period	$9.38	$14.69	$15.30	$13.27	$12.98	$11.27	$9.59	N/A
End of period	$11.72	$9.38	$14.69	$15.30	$13.27	$12.98	$11.27	N/A
Accumulation units outstanding
at the end of period	11,252	11,729	17,522	14,358	17,441	18,643	5,019	N/A

JNL/MCM Technology Sector
Division536
Accumulation unit value:
Beginning of period	$3.75	$6.76	$6.02	$5.61	$5.58	$5.34	N/A	N/A
End of period	$6.03	$3.75	$6.76	$6.02	$5.61	$5.58	N/A	N/A
Accumulation units outstanding
at the end of period	16,885	10,519	8,743	7,966	4,889	3,729	N/A	N/A

JNL/MCM Value Line 30 Division707

Accumulation unit value:
Beginning of period	$9.09	$17.63	$15.04	$15.55	$11.42	$10.81	N/A	N/A
End of period	$10.22	$9.09	$17.63	$15.04	$15.55	$11.42	N/A	N/A
Accumulation units outstanding
at the end of period	25,011	54,883	65,650	69,358	37,758	1,340	N/A	N/A

JNL/MCM VIP Division722

Accumulation unit value:
Beginning of period	$8.00	$14.25	$13.11	$11.92	$11.07	$10.74	N/A	N/A
End of period	$9.72	$8.00	$14.25	$13.11	$11.92	$11.07	N/A	N/A
Accumulation units outstanding
at the end of period	15,529	14,321	15,495	21,392	8,090	78	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Oppenheimer Global
Growth Division322
Accumulation unit value:
Beginning of period	$8.62	$14.85	$14.24	$12.41	$11.12	$9.61	$7.07	N/A
End of period	$11.78	$8.62	$14.85	$14.24	$12.41	$11.12	$9.61	N/A
Accumulation units outstanding
at the end of period	8,104	7,685	8,886	7,148	3,503	7,538	830	N/A

JNL/PAM Asia ex-Japan
Division1794
Accumulation unit value:
Beginning of period	$4.79	$9.46	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.97	$4.79	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	2,370	253	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PAM China-India Division1781

Accumulation unit value:
Beginning of period	$4.14	$7.85	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.41	$4.14	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,304	1,764	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division

Accumulation unit value:
Beginning of period	$10.28	$10.89	$10.78	N/A	N/A	N/A	N/A	N/A
End of period	$11.83	$10.28	$10.89	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	30,775	22,744	6,330	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PIMCO Total Return
Bond Division289
Accumulation unit value:
Beginning of period	$14.36	$14.58	$13.73	$13.53	$13.48	$13.16	$12.96	N/A
End of period	$16.27	$14.36	$14.58	$13.73	$13.53	$13.48	$13.16	N/A
Accumulation units outstanding
at the end of period	98,807	61,825	59,995	41,927	32,552	14,703	9,175	N/A

JNL/PPM America Core
Equity Division624
Accumulation unit value:
Beginning of period	$12.14	$20.80	$22.86	$20.49	$19.21	$17.06	N/A	N/A
End of period	$15.07	$12.14	$20.80	$22.86	$20.49	$19.21	N/A	N/A
Accumulation units outstanding
at the end of period	-	376	359	415	-	1,597	N/A	N/A

JNL/PPM America High
Yield Bond Division674
Accumulation unit value:
Beginning of period	$9.00	$13.25	$13.66	$12.60	$12.63	$12.29	N/A	N/A
End of period	$12.91	$9.00	$13.25	$13.66	$12.60	$12.63	N/A	N/A
Accumulation units outstanding
at the end of period	28,958	14,520	38,182	56,437	37,904	28,830	N/A	N/A

JNL/PPM America Mid
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/PPM America Small
Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value
Equity Division289
Accumulation unit value:
Beginning of period	$10.32	$19.92	$21.52	$19.41	$18.86	$17.51	$13.64	N/A
End of period	$14.63	$10.32	$19.92	$21.52	$19.41	$18.86	$17.51	N/A
Accumulation units outstanding
at the end of period	3,326	3,326	3,326	3,993	4,042	4,042	3,934	N/A

JNL/Red Rocks Listed
Private Equity Division1906
Accumulation unit value:
Beginning of period	$5.92	$8.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.15	$5.92	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,519	1,170	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division

Accumulation unit value:
Beginning of period	$6.65	$8.86	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.26	$6.65	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	14,561	14,441	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Competitive
Advantage Division
Accumulation unit value:
Beginning of period	$6.86	$9.06	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.71	$6.86	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,917	1,446	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined Growth Division

Accumulation unit value:
Beginning of period	$6.24	$9.13	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.67	$6.24	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	625	634	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Disciplined
Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Dividend Income
& Growth Division
Accumulation unit value:
Beginning of period	$7.09	$7.96	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.59	$7.09	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,652	1,796	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division

Accumulation unit value:
Beginning of period	$6.23	$8.55	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.60	$6.23	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,735	1,585	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive
Growth Division415
Accumulation unit value:
Beginning of period	$9.44	$15.82	$14.77	$13.03	$12.24	$11.08	$10.28	N/A
End of period	$12.14	$9.44	$15.82	$14.77	$13.03	$12.24	$11.08	N/A
Accumulation units outstanding
at the end of period	21,225	20,593	29,045	30,298	26,088	20,624	5,693	N/A

JNL/S&P Managed Conservative
Division1098
Accumulation unit value:
Beginning of period	$9.78	$11.56	$11.09	$10.44	N/A	N/A	N/A	N/A
End of period	$10.90	$9.78	$11.56	$11.09	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	5,052	1,473	17,932	1,594	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Managed Growth
Division270
Accumulation unit value:
Beginning of period	$9.95	$15.69	$14.71	$13.14	$12.47	$11.41	$9.30	N/A
End of period	$12.50	$9.95	$15.69	$14.71	$13.14	$12.47	$11.41	N/A
Accumulation units outstanding
at the end of period	88,567	89,200	68,085	73,782	72,498	69,720	18,097	N/A

JNL/S&P Managed Moderate
Division760
Accumulation unit value:
Beginning of period	$9.55	$12.37	$11.70	$10.81	$10.37	N/A	N/A	N/A
End of period	$11.12	$9.55	$12.37	$11.70	$10.81	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	15,250	12,943	6,206	888	1,013	N/A	N/A	N/A

JNL/S&P Managed Moderate
Growth Division289
Accumulation unit value:
Beginning of period	$10.60	$14.90	$13.98	$12.71	$12.17	$11.32	$9.67	N/A
End of period	$12.84	$10.60	$14.90	$13.98	$12.71	$12.17	$11.32	N/A
Accumulation units outstanding
at the end of period	96,019	102,936	73,827	42,762	33,749	15,979	1,071	N/A

JNL/S&P Retirement 2015 Division

Accumulation unit value:
Beginning of period	$7.93	$11.57	$11.35	N/A	N/A	N/A	N/A	N/A
End of period	$9.32	$7.93	$11.57	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	3,995	4,036	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/S&P Retirement 2020 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement 2025 Division

Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Retirement Income Division

Accumulation unit value:
Beginning of period	$8.88	$11.06	$11.00	N/A	N/A	N/A	N/A	N/A
End of period	$9.95	$8.88	$11.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	-	-	437	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division

Accumulation unit value:
Beginning of period	$6.35	$8.49	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.90	$6.35	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	1,503	4,618	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/Select Balanced Division322

Accumulation unit value:
Beginning of period	$20.68	$26.60	$25.23	$22.62	$21.90	$20.14	$17.41	N/A
End of period	$24.29	$20.68	$26.60	$25.23	$22.62	$21.90	$20.14	N/A
Accumulation units outstanding
at the end of period	9,724	9,172	7,965	11,227	9,420	11,453	5,031	N/A

JNL/Select Money Market
Division333
Accumulation unit value:
Beginning of period	$12.38	$12.35	$12.02	$11.73	$11.64	$11.77	$11.88	N/A
End of period	$12.17	$12.38	$12.35	$12.02	$11.73	$11.64	$11.77	N/A
Accumulation units outstanding
at the end of period	58,544	160,120	47,336	33,152	10,566	6,375	10,255	N/A

JNL/Select Value Division461

Accumulation unit value:
Beginning of period	$14.15	$21.64	$20.46	$17.25	$16.25	$14.44	$13.53	N/A
End of period	$17.21	$14.15	$21.64	$20.46	$17.25	$16.25	$14.44	N/A
Accumulation units outstanding
at the end of period	2,715	3,439	2,347	4,229	4,339	2,349	789	N/A

JNL/T.Rowe Price Established
Growth Division289
Accumulation unit value:
Beginning of period	$17.24	$30.75	$28.47	$25.53	$24.53	$22.75	$17.55	N/A
End of period	$24.27	$17.24	$30.75	$28.47	$25.53	$24.53	$22.75	N/A
Accumulation units outstanding
at the end of period	10,962	11,030	11,265	9,998	7,510	7,486	2,992	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002

JNL/T.Rowe Price Mid-Cap
Growth Division289
Accumulation unit value:
Beginning of period	$25.00	$42.93	$37.34	$35.64	$31.84	$27.50	$19.81	N/A
End of period	$36.01	$25.00	$42.93	$37.34	$35.64	$31.84	$27.50	N/A
Accumulation units outstanding
at the end of period	6,881	5,974	7,424	3,775	2,857	3,366	676	N/A

JNL/T.Rowe Price Short-Term
Bond Division1087
Accumulation unit value:
Beginning of period	$9.65	$10.47	$10.18	$10.00	N/A	N/A	N/A	N/A
End of period	$10.19	$9.65	$10.47	$10.18	N/A	N/A	N/A	N/A
Accumulation units outstanding
at the end of period	4,694	7,891	2,009	1,157	N/A	N/A	N/A	N/A

JNL/T.Rowe Price Value
Division322
Accumulation unit value:
Beginning of period	$9.14	$15.65	$15.82	$13.44	$12.90	$11.42	$9.09	N/A
End of period	$12.29	$9.14	$15.65	$15.82	$13.44	$12.90	$11.42	N/A
Accumulation units outstanding
at the end of period	22,038	21,744	27,968	26,605	24,381	19,339	5,839	N/A

Due to size constraints, this filing is being made in 5 related submissions. This submission is the first of the 5 related submissions.